EXECUTION

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                GE CAPITAL MORTGAGE SERVICES, INC.,

                        Seller and Servicer


                                and




               STATE STREET BANK AND TRUST COMPANY,

                              Trustee







                  POOLING AND SERVICING AGREEMENT

                    Dated as of October 1, 1998




           REMIC Multi-Class Pass-Through Certificates,
                           Series 1998-17

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                         TABLE OF CONTENTS
                         -----------------

                                                               Page
                                                               ----
                          ARTICLE I
                         DEFINITIONS

    Section 1.01. Definitions......................................1

                          ARTICLE II
 CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

    Section 2.01. Conveyance of Mortgage Loans.....................34
    Section 2.02. Acceptance by Trustee............................38
    Section 2.03. Representations and Warranties
                  of the Company; Mortgage Loan Repurchase.........39
    Section 2.04. Execution of Certificates........................45
    Section 2.05. The REMICs.......................................45
    Section 2.06. Designations under the REMIC Provisions..........48

                         ARTICLE III
        ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

    Section 3.01. Company to Act as Servicer.......................49
    Section 3.02. Collection of Certain Mortgage Loan
                  Payments; Mortgage Loan Payment Record;
                  Certificate Account..............................52
    Section 3.03. Collection of Taxes, Assessments
                  and Other Items..................................55
    Section 3.04. Permitted Debits to the Mortgage
                  Loan Payment Record..............................55
    Section 3.05. Maintenance of the Primary Insurance Policies....57
    Section 3.06. Maintenance of Hazard Insurance..................57
    Section 3.07. Assumption and Modification Agreements...........58
    Section 3.08. Realization Upon Defaulted Mortgage Loans........59
    Section 3.09. Trustee to Cooperate; Release of Mortgage Files..61
    Section 3.10. Servicing Compensation; Payment of Certain
                  Expenses by the Company..........................62
    Section 3.11. Reports to the Trustee; Certificate
                  Account Statements...............................63
    Section 3.12. Annual Statement as to Compliance................63
    Section 3.13. Annual Independent Public Accountants'
                  Servicing Report.................................63
    Section 3.14. Access to Certain Documentation and
                  Information Regarding the Mortgage Loans.........64
    Section 3.15. Maintenance of Certain Servicing Policies........64
    Section 3.16. Optional Purchase of Defaulted Mortgage Loans....64


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                          ARTICLE IV
                   PAYMENTS AND STATEMENTS

    Section 4.01. Distributions....................................64
    Section 4.02. Method of Distribution...........................68
    Section 4.03. Allocation of Losses.............................69
    Section 4.04. Monthly Advances; Purchases of
                  Defaulted Mortgage Loans.........................71
    Section 4.05. Statements to Certificateholders.................71
    Section 4.06. Servicer's Certificate...........................74
    Section 4.07. Reports of Foreclosures and Abandonments
                  of Mortgaged Property............................74
    Section 4.08. Reduction of Base Servicing Fees by
                  Compensating Interest Payments...................74
    Section 4.09. Surety Bond......................................74

                          ARTICLE V
                       THE CERTIFICATES

    Section 5.01. The Certificates.................................74
    Section 5.02. Registration of Transfer and
                  Exchange of Certificates.........................76
    Section 5.03. Mutilated, Destroyed, Lost or
                  Stolen Certificates..............................81
    Section 5.04. Persons Deemed Owners............................82
    Section 5.05. Access to List of Certificateholders'
                  Names and Addresses..............................82
    Section 5.06. Representation of Certain Certificateholders.....82
    Section 5.07. Determination of COFI............................82
    Section 5.08. Determination of LIBOR...........................83

                          ARTICLE VI
                         THE COMPANY

    Section 6.01. Liability of the Company.........................84
    Section 6.02. Merger or Consolidation of, or
                  Assumption of the Obligations of, the Company....85
    Section 6.03. Assignment.......................................85
    Section 6.04. Limitation on Liability of the
                  Company and Others...............................85
    Section 6.05. The Company Not to Resign........................86

                         ARTICLE VII
                           DEFAULT

    Section 7.01. Events of Default................................86
    Section 7.02. Trustee to Act; Appointment of Successor.........87
    Section 7.03. Notification to Certificateholders...............88



                               ii


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                         ARTICLE VIII
                         THE TRUSTEE

    Section 8.01. Duties of Trustee................................88
    Section 8.02. Certain Matters Affecting the Trustee............90
    Section 8.03. Trustee Not Liable for Certificates
                  or Mortgage Loans................................91
    Section 8.04. Trustee May Own Certificates.....................91
    Section 8.05. The Company to Pay Trustee's
                  Fees and Expenses................................91
    Section 8.06. Eligibility Requirements for Trustee.............91
    Section 8.07. Resignation or Removal of Trustee................92
    Section 8.08. Successor Trustee................................92
    Section 8.09. Merger or Consolidation of Trustee...............93
    Section 8.10. Appointment of Co-Trustee or Separate Trustee....93
    Section 8.11. Compliance with REMIC Provisions; Tax Returns....94

                          ARTICLE IX
                         TERMINATION

    Section 9.01. Termination upon Repurchase
                  by the Company or Liquidation
                  of All Mortgage Loans............................95
    Section 9.02. Additional Termination Requirements..............96

                          ARTICLE X
                   MISCELLANEOUS PROVISIONS

    Section 10.01. Amendment.......................................97
    Section 10.02. Recordation of Agreement........................97
    Section 10.03. Limitation on Rights of Certificateholders......97
    Section 10.04. Governing Law...................................99
    Section 10.05. Notices.........................................99
    Section 10.06. Notices to the Rating Agencies..................99
    Section 10.07. Severability of Provisions......................99
    Section 10.08. Certificates Nonassessable and Fully Paid.......100


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Exhibits
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EXHIBIT A       Forms of Certificates
EXHIBIT B       Principal Balance Schedules
EXHIBIT C       Mortgage Loans (including list of Cooperative Loans)
EXHIBIT D       Form of Servicer's Certificate
EXHIBIT E       Form of Transfer Certificate as to ERISA
                  Matters for Definitive ERISA-Restricted Certificates
EXHIBIT F       Form of Residual Certificate Transferee Affidavit
EXHIBIT G       Form of Residual Certificate Transferor Letter
EXHIBIT H       Additional Servicer Compensation
EXHIBIT I       Form of Investment Letter for Definitive
                  Restricted Certificates
EXHIBIT J       Form of Distribution Date Statement
EXHIBIT K       Form of Special Servicing and Collateral Fund Agreement
EXHIBIT L       Form of Lost Note Affidavit and Agreement
EXHIBIT M       Schedule of Designated Loans
EXHIBIT N       Schedule of Pledged Asset Mortgage Loans
EXHIBIT O       Senior Principal Priorities


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           THIS POOLING AND SERVICING AGREEMENT, dated as of
October 1, 1998, between GE CAPITAL MORTGAGE SERVICES, INC., a corporation organized and existing under the laws of the State of New Jersey, and STATE STREET BANK AND TRUST COMPANY, a
Massachusetts banking corporation, as Trustee.

                   W I T N E S S E T H T H A T :


           In consideration of the mutual agreements herein contained, GE Capital Mortgage Services, Inc. and State Street
Bank and Trust Company agree as follows:

                            ARTICLE I

                            DEFINITIONS

      Section 1.01. Definitions. Whenever used in this
Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

          Accretion Directed Certificate: None.

          Accretion Directed Component: None.

          Accretion Termination Date: None.

          Accrual Amount: As to any Class of Accrual Certificates and any Accrual Component and each Distribution Date through the related Accretion Termination Date, the sum of (x) any amount of Accrued Certificate Interest allocable to such Class or Component pursuant to Section 4.01(a)(i) on such Distribution Date and (y) any amount of Unpaid Class Interest Shortfall allocable to such Class or Component pursuant to Section 4.01(a)(ii) on such Distribution Date, to the extent that such amounts are distributed to any Accretion Directed Certificates and any Accretion Directed Components pursuant to Section 4.01(e). As to any Class of Accrual Certificates and any Accrual Component and each Distribution Date after the related Accretion Termination Date, zero.

          Accrual Certificates: None.

          Accrual Component: None.

          Accrued Certificate Interest: As to any Distribution Date and any Class of Certificates (other than any Class of Principal Only Certificates and any Class of Certificates consisting of Specified Components), interest accrued during the related Interest Accrual Period at the applicable Certificate Interest Rate on the Class Certificate Principal Balance (or, in the case of any Class of Notional Certificates, on the aggregate Notional Principal Balance) thereof immediately prior to such Distribution Date, calculated on the basis of a 360-day year consisting of twelve 30-day months. As to any Distribution Date and any Specified Component (other than any Principal Only Component), interest accrued during the related Interest Accrual Period at the applicable


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     Component Interest Rate on the Component Principal Balance
     (or Notional Component Principal Balance) thereof immediately prior to such Distribution Date, calculated on the basis of a 360-day year consisting of twelve 30-day months. As to any Distribution Date and any Class of Certificates consisting of Specified Components, the aggregate of Accrued Certificate Interest on such Specified Components for such Distribution Date.

          Accrued Certificate Interest on each Class of Certificates (other than any Class of Principal Only Certificates and any Class of Certificates consisting of Specified Components) and any Specified Component (other than any Principal Only Component) shall be reduced by such Class's or Specified Component's share of the amount of any Net Interest Shortfall and Certificate Interest Losses for such Distribution Date. Any Net Interest Shortfall and Certificate Interest Losses shall be allocated among (x) the Classes of Certificates (other than any Class of Principal Only Certificates and any Class of Certificates consisting of Specified Components) and (y) the Specified Components (other than any Principal Only Component) of any Component Certificate in proportion to the respective amounts of Accrued Certificate Interest that would have resulted absent such shortfall or losses.

          Additional Collateral: With respect to any Mortgage 100SM Loan, the marketable securities held from time to time as security for the repayment of such Mortgage 100SM Loan and any related collateral. With respect to any Parent PowerSM Loan, the third-party guarantee for such Parent PowerSM Loan, together with (i) any marketable securities held from time to time as security for the performance of such guarantee and any related collateral or (ii) any mortgaged property securing the performance of such guarantee, the related home equity line of credit loan and any related collateral.

          Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

          Allocable Share: (a) As to any Distribution Date and amounts distributable pursuant to clauses (i) and (iii) of the definition of Junior Optimal Principal Amount, and as to each Class of Junior Certificates, the fraction, expressed as a percentage, the numerator of which is the Class Certificate Principal Balance of such Class and the denominator of which is the aggregate Class Certificate Principal Balance of the Junior Certificates.

           (b) As to any Distribution Date and amounts distributable pursuant to clauses (ii), (iv) and (v) of the definition of Junior Optimal Principal Amount, and as to the Class M Certificates and each Class of Class B Certificates for which the related Prepayment Distribution Trigger has been satisfied on such Distribution Date, the fraction, expressed as a percentage, the numerator of which is the Class Certificate Principal Balance of such Class and the denominator of which is the aggregate Class Certificate Principal Balance of all such Classes. As to any Distribution Date and each Class of Class B Certificates for which the related Prepayment Distribution Trigger has not been satisfied on such Distribution Date, 0%.


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          Amortization Payment: As to any REO Mortgage Loan and
     any month, the payment of principal and accrued interest due in such month in accordance with the terms of the related
     Mortgage Note as contemplated by Section 3.08(b).

          Amount Held for Future Distribution: As to each Distribution Date, the total of all amounts credited to the Mortgage Loan Payment Record as of the preceding Determination Date on account of (i) Principal Prepayments, Insurance Proceeds and Liquidation Proceeds received subsequent to the preceding Prepayment Period applicable to such receipts, and (ii) monthly payments of principal and interest due subsequent to the preceding Due Date.

          Anniversary Determination Date: The Determination Date occurring in November of each year that the Certificates are outstanding, commencing in November 1999.

          Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Proprietary
     Lease from the Mortgagor to the originator of the Cooperative Loan.

          Assumed Monthly Payment Reduction: As of any
     Anniversary Determination Date and as to any Non-Primary Residence Loan remaining in the Mortgage Pool whose original principal balance was 80% or greater of the Original Value thereof, the excess of (i) the Monthly Payment thereof calculated on the assumption that the Mortgage Rate thereon was equal to the weighted average (by principal balance) of the Remittance Rates of all Outstanding Mortgage Loans (the "Weighted Average Rate") as of such Anniversary Determination Date over (ii) the Monthly Payment thereof calculated on the assumption that the Remittance Rate thereon was equal to the Weighted Average Rate less 1.25% per annum.

          Available Funds: As to each Distribution Date, an amount equal to the sum of (i) all amounts credited to the Mortgage Loan Payment Record pursuant to Section 3.02 as of the preceding Determination Date, (ii) any Monthly Advance and any Compensating Interest Payment for such Distribution Date, (iii) the Purchase Price of any Defective Mortgage Loans and Defaulted Mortgage Loans deposited in the Certificate Account on the Business Day preceding such Distribution Date (including any amounts deposited in the Certificate Account in connection with any substitution of a Mortgage Loan as specified in Section 2.03(b)), and (iv) the purchase price of any defaulted Mortgage Loan purchased under an agreement entered into pursuant to Section 3.08(e) as of the end of the preceding Prepayment Period less the sum of (x) the Amount Held for Future Distribution, (y) the amount of any Unanticipated Recovery credited to the Mortgage Loan Payment Record pursuant to clause (vi) of
     Section 3.02(b), and (z) amounts permitted to be debited from the Mortgage Loan Payment Record pursuant to clauses
     (i) through (vii) and (ix) of Section 3.04.

          Bankruptcy Coverage Termination Date: The Distribution
     Date upon which the Bankruptcy Loss Amount has been reduced to zero or a negative number (or the Cross-Over Date, if earlier).


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          Bankruptcy Loss Amount: As of any Determination Date
     prior to the first Anniversary Determination Date, the Bankruptcy Loss Amount shall equal $186,532, as reduced by the aggregate amount of Deficient Valuations and Debt Service Reductions since the Cut-off Date. As of any Determination Date after the first Anniversary Determination Date, other than an Anniversary Determination Date, the Bankruptcy Loss Amount shall equal the Bankruptcy Loss Amount on the immediately preceding Anniversary Determination Date as reduced by the aggregate amount of Deficient Valuations and Debt Service Reductions since such preceding Anniversary Determination Date. As of any Anniversary Determination Date, the Bankruptcy Loss Amount shall equal the lesser of (x) the Bankruptcy Loss Amount as of the preceding Determination Date as reduced by any Deficient Valuations and Debt Service Reductions for the preceding Distribution Date, and (y) the greater of (i) the Fitch Formula Amount for such Anniversary Determination Date and (ii) the Formula Amount for such Anniversary Determination Date.

          The Bankruptcy Loss Amount may be further reduced by the Company (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Company shall obtain written confirmation from each Rating Agency that such reduction shall not adversely affect the then-current rating assigned to the related Classes of Certificates by such Rating Agency and shall provide a copy of such written confirmation to the Trustee.

          Base Servicing Fee: As to any Mortgage Loan and Distribution Date, an amount equal to the product of (i) the Scheduled Principal Balance of such Mortgage Loan as of the Due Date in the preceding calendar month and (ii) the Base Servicing Fee Rate for such Mortgage Loan. The Base Servicing Fee for any Distribution Date is subject to adjustment pursuant to Section 3.08(d) (with respect to a Realized Loss) or the definition of Interest Loss (with respect to the interest portion of a Debt Service Reduction).

          Base Servicing Fee Rate: As to any Mortgage Loan, the per annum rate identified as such for such Mortgage Loan and set forth in the Mortgage Loan Schedule.

          BBA: The British Bankers' Association.

          BIF: The Bank Insurance Fund of the FDIC, or its successor in interest.

          Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee, ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository). As of the Closing Date, each Class of Certificates, other than the Class B3, Class B4, Class B5, Class R, Class RL and Class PO Certificates, constitutes a Class of Book-Entry Certificates.

          Book-Entry Nominee: As defined in Section 5.02(b).

                                4
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          Business Day: Any day other than a Saturday or a
     Sunday, or a day on which banking institutions in New York City or the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to be closed.

          Buydown Funds: Funds contributed by the Mortgagor or another source in order to reduce the interest payments required from the Mortgagor for a specified period in specified amounts.

          Buydown Mortgage Loan: Any Mortgage Loan as to which the Mortgagor pays less than the full monthly payment specified in the Mortgage Note during the Buydown Period and the difference between the amount paid by the Mortgagor and the amount specified in the Mortgage Note is paid from the related Buydown Funds.

          Buydown Period: The period during which Buydown Funds are required to be applied to the related Buydown Mortgage
     Loan.

          Certificate: Any one of the certificates signed and countersigned by the Trustee in substantially the forms attached hereto as Exhibit A.

          Certificate Account: The trust account or accounts created and maintained with the Trustee pursuant to Section
     3.02 and which must be an Eligible Account.

          Certificate Interest Loss: (i) On or prior to the Cross-Over Date, any Interest Loss in respect of an Excess Loss and (ii) after the Cross-Over Date, any Interest Loss, in each case to the extent such Interest Loss is allocable to the Certificates in accordance with Section 3.08(d) (with respect to a Realized Loss) or the definition of Interest Loss (with respect to the interest portion of a Debt Service Reduction).

          Certificate Interest Rate: With respect to any Class of Certificates, other than any LIBOR Certificates, and as of any Distribution Date, the per annum fixed rate specified in
     Section 5.01(b). With respect to any Class of LIBOR Certificates, the per annum variable rate at any time at which interest accrues on the Certificates of such Class, as determined pursuant to Section 5.01(e).

          Certificate Owner: With respect to any Book-Entry
     Certificate, the person who is the beneficial owner thereof.

          Certificate Principal Balance: As to any Certificate other than a Notional Certificate, and as of any Distribution Date, the Initial Certificate Principal Balance of such Certificate (plus, in the case of any Accrual Certificate, its Percentage Interest of any related Accrual Amount for each previous Distribution Date) less the sum of
     (i) all amounts distributed with respect to such Certificate in reduction of the Certificate Principal Balance thereof on previous Distribution Dates pursuant to Section 4.01, (ii) any Realized Losses allocated to such Certificate on previous Distribution Dates pursuant to Section 4.03(b) and
     (c), and (iii) in the case of a Subordinate Certificate, such Certificate's Percentage Interest of the Subordinate Certificate Writedown Amount allocated to such Certificate on previous Distribution Dates. The Notional Certificates are issued without Certificate Principal Balances.


                                5
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          Certificate Register and Certificate Registrar: The
     register maintained and the registrar appointed pursuant to
     Section 5.02.

          Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent pursuant to this Agreement, a Certificate of any Class to the extent that the Company or any affiliate is the Certificate Owner or Holder thereof (except to the extent the Company or any affiliate thereof shall be the Certificate Owner or Holder of all Certificates of such Class), shall be deemed not to be outstanding and the Percentage Interest (or Voting Rights) evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests (or Voting Rights) necessary to effect any such consent has been obtained; provided, however, that in determining whether the Trustee shall be protected in relying on such consent only the Certificates that the Trustee knows to be so held shall be so disregarded.

          Class: All Certificates bearing the same class designation or any Lower Tier Interest.

          Class B Certificate: Any Class B1, Class B2, Class B3,
     Class B4 or Class B5 Certificate.

          Class Certificate Principal Balance: As to any Class of Certificates, other than any Class of Notional Certificates, and as of any date of determination, the aggregate of the Certificate Principal Balances of all Certificates of such Class. The Class Certificate Principal Balance of each such Class of Certificates as of the Closing Date is specified in
     Section 5.01(b).

          Class Interest Shortfall: As to any Distribution Date and any Class of Certificates (other than any Class of Principal Only Certificates or any Class consisting of Specified Components) or any Specified Component, any amount by which the amount distributed to Holders of such Class of Certificates or in respect of such Specified Component (or added to the Class Certificate Principal Balance of any Class of Accrual Certificates or to the Component Principal Balance of any Accrual Component constituting a Specified Component) on such Distribution Date is less than the Accrued Certificate Interest thereon or in respect thereof for such Distribution Date. As to any Distribution Date and any Class of Certificates consisting of Specified Components, the sum of the Class Interest Shortfalls for such Components on such date.

          Class PO Deferred Amount: As to any Distribution Date on or prior to the Cross-Over Date, the aggregate of the applicable PO Percentage of the principal portion of each Realized Loss, other than any Excess Loss, to be allocated to the Class PO Certificates on such Distribution Date or previously allocated to the Class PO Certificates and not yet paid to the Holders of the Class PO Certificates pursuant to Section 4.01(a)(iv).

          Closing Date: October 29, 1998.


                                6
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          Code: The Internal Revenue Code of 1986, as it may be
     amended from time to time, any successor statutes thereto, and applicable U.S. Department of the Treasury temporary or final regulations promulgated thereunder.

          COFI: The monthly weighted average cost of funds for savings institutions the home offices of which are located in Arizona, California, or Nevada that are member institutions of the Eleventh Federal Home Loan Bank
     District, as computed from statistics tabulated and published by the Federal Home Loan Bank of San Francisco in its monthly Information Bulletin.

          COFI Certificates: None.

          COFI Determination Date: As to each Interest Accrual
     Period for any COFI Certificates, the last Business Day of the calendar month preceding the commencement of such Interest Accrual Period.

          Company: GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey, or its successor in interest or, if any successor servicer is appointed as herein provided, then such successor servicer.

          Compensating Interest Payment: With respect to any Distribution Date, an amount equal to the aggregate of the Interest Shortfalls described in clauses (a) and (b) of the definition thereof with respect to such Distribution Date; provided, however, that such amount shall not exceed the lesser of (i) an amount equal to the product of (x) the Pool Scheduled Principal Balance with respect to such Distribution Date and (y) one-twelfth of 0.125%, and (ii) the aggregate of the Base Servicing Fees that the Company would be entitled to retain on such Distribution Date (less any portion thereof paid as servicing compensation to any Primary Servicer) without giving effect to any Compensating Interest Payment.

          Component: Any of the components of a Class of Component Certificates having the designations and the initial Component Principal Balances as follows:

                                  Initial Component
                  Designation     Principal Balance
                  -----------     -----------------
                      N/A              N/A

          Component Certificate: None.

          Component Interest Rate: None.

          Component Principal Balance: As of any Distribution Date, and with respect to any Component, other than any Notional Component, the initial Component Principal Balance thereof (as set forth, as applicable, in the definition of Component) (plus, in the case of any Accrual Component, any related Accrual Amount for each previous Distribution Date) less the sum of (x) all amounts distributed in reduction thereof on previous Distribution Dates pursuant to Section
     4.01 and (y) the amount of all Realized Losses allocated thereto pursuant to Section 4.03(d).


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

          Confirmatory Mortgage Note: With respect to any Mortgage Loan, a note or other evidence of indebtedness executed by the Mortgagor confirming its obligation under the note or other evidence of indebtedness previously executed by the Mortgagor upon the origination of the related Mortgage Loan.

          Cooperative: A private, cooperative housing corporation organized in accordance with applicable state laws which owns or leases land and all or part of a building or buildings located in the relevant state, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

          Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of one or more Proprietary Leases.


          Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate(s), (iii) an assignment of the Proprietary Lease(s), (iv) financing statements and (v) a stock power (or other similar instrument), and in addition thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section 2.01 and are from time to time held as part of the Trust Fund. The Mortgage Loans identified in Exhibit C hereto are Cooperative Loans.

          Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

          Cooperative Stock Certificate: With respect to a
     Cooperative Loan, the stock certificate(s) or other instrument evidencing the related Cooperative Stock.

          Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this instrument is located at Two International Place, Boston, Massachusetts 02110, Attention:
     Corporate Trust Department.

          Corresponding Class: With respect to any Class of Lower Tier Interests, the Class or Classes of Certificates, and with respect to any Class of Certificates, the Class or Classes of Lower Tier Interests, appearing opposite such Class of Lower Tier Interests or Certificates in the table included in Section 2.05(a).

          Corresponding Component: With respect to any Class of Lower Tier Interests, the Component or Components of a Class of Certificates, and with respect to any Component or Components of a Class of Certificates, the Class or Classes of Lower Tier Interests, appearing opposite such Class of Lower Tier Interests or Components in the table included in
     Section 2.05(a).


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

          Cross-Over Date: The first Distribution Date on which the aggregate Class Certificate Principal Balance of the Junior Certificates has been reduced to zero (giving effect to all distributions on such Distribution Date).

          Cut-off Date: October 1, 1998.

          Debt Service Reduction: As to any Mortgage Loan and any Determination Date, the excess of (a) the then current Monthly Payment for such Mortgage Loan over (b) the amount of the monthly payment of principal and interest required to be paid by the Mortgagor as established by a court of competent jurisdiction as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.).

          Defaulted Mortgage Loan: With respect to any
     Determination Date, a Mortgage Loan as to which the related Mortgagor has failed to make unexcused payment in full of a total of three or more consecutive installments of principal and interest, and as to which such delinquent installments have not been paid, as of the close of business on the last Business Day of the month next preceding the month of such Determination Date.

          Defective Mortgage Loan: Any Mortgage Loan which is required to be purchased by the Company (or which the Company may replace with a substitute Mortgage Loan) pursuant to Section 2.02 or 2.03(a).

          Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (a) the then outstanding indebtedness under such Mortgage Loan over (b) the valuation by a court of competent jurisdiction of the related Mortgaged Property as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property.

          Definitive Certificate: Any Certificate, other than a
     Book-Entry Certificate, issued in definitive, fully registered form.

          Definitive Restricted Junior Certificate: Any
     Restricted Junior Certificate that is in the form of a Definitive Certificate.

          Depository: The initial Depository shall be The
     Depository Trust Company, the nominee of which is CEDE & Co.
     The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York, as amended, or any successor provisions thereto.

          Depository Participant: A broker, dealer, bank or other financial institution or other Person for which, from time to time, the Depository effects book-entry transfers and pledges of securities deposited with such Depository.

          Designated Loan Closing Documents: With respect to any Designated Loan, a Lost Note Affidavit substantially in the form of Exhibit L, and an assignment of the related Mortgage to the Trustee in recordable form (except for the omission therein of recording information concerning such Mortgage).

          Designated Loans: The Mortgage Loans, if any, listed on
     Exhibit M hereto.

          Designated Telerate Page: The Dow Jones Telerate Service page 3750 (or such other page as may replace page 3750 on that service or such other service as may be nominated by the BBA for the purpose of displaying the Interest Settlement Rates). ------------------------

          Determination Date: With respect to any Distribution
     Date, the fifth Business Day prior thereto.

          Discount Mortgage Loan: Any Mortgage Loan with a Net
     Mortgage Rate less than 6.75% per annum.

          Disqualified Organization: Any of the following: (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing (including but not limited to state pension organizations); (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing; (iii) an organization (except certain farmers' cooperatives described in Code section 521) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income); and (iv) a rural electric and telephone cooperative described in Code section 1381(a)(2)(C). The terms "United States," "State" and "International Organization" shall have the meanings set forth in Code section 7701 or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental unit.

          Distribution Date: The 25th day of each calendar month after the month of initial issuance of the Certificates, or, if such 25th day is not a Business Day, the next succeeding
     Business Day.

          Distribution Date Statement: The statement referred to in Section 4.05(a).

          Document File: As defined in Section 2.01.

          Due Date: The first day of the month of the related
     Distribution Date.

          Eligible Account: An account that is either (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in one of its two highest long-term rating categories and has been assigned by S&P its highest short-term rating, (ii) an account or accounts the deposits in which are fully insured by either the BIF or the SAIF, (iii) an account or accounts, in a depository institution in which such accounts are insured by the BIF or the SAIF (to the limits established by the FDIC), the uninsured deposits in which accounts are either invested in Permitted Investments or are otherwise secured to the extent required by the Rating Agencies such that, as evidenced by an Opinion of Counsel delivered to the Trustee, the

     Certificateholders have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, (iv) a trust account maintained with the corporate trust department of a federal or state chartered depository institution or of a trust company with trust powers and acting in its fiduciary capacity for the benefit of the Trustee hereunder or (v) such account as will not cause either Rating Agency to downgrade or withdraw its then-current rating assigned to the Certificates, as evidenced in writing by the Rating Agencies.

          ERISA: The Employee Retirement Income Security Act of
     1974, as amended.

          ERISA-Restricted Certificate: Any Junior Certificate.

          Event of Default: An event described in Section 7.01.

          Excess Bankruptcy Loss: Any Deficient Valuation or Debt Service Reduction, or portion thereof, (i) occurring after the Bankruptcy Coverage Termination Date or (ii) if on such date, in excess of the then-applicable Bankruptcy Loss Amount.

          Excess Fraud Loss: Any Fraud Loss, or portion thereof,
     (i) occurring after the Fraud Coverage Termination Date or
     (ii) if on such date, in excess of the then-applicable Fraud
     Loss Amount.

          Excess Loss: Any Excess Bankruptcy Loss, Excess Fraud
     Loss or Excess Special Hazard Loss.

          Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, (i) occurring after the Special Hazard
     Termination Date or (ii) if on such date, in excess of the then-applicable Special Hazard Loss Amount.

          FDIC: The Federal Deposit Insurance Corporation, or its successor in interest.

          FHLMC: The Federal Home Loan Mortgage Corporation or its successor in interest.

          Financial Intermediary: A broker, dealer, bank or other financial institution or other Person that clears through or maintains a custodial relationship with a Depository
     Participant.

          Fitch: Fitch IBCA, Inc. and its successors.

          Fitch Formula Amount: As to each Anniversary
     Determination Date, the greater of (i) $50,000 and (ii) the product of (x) the greatest Assumed Monthly Payment Reduction for any Non-Primary Residence Loan whose original principal balance was 80% or greater of the Original Value thereof, (y) the weighted average remaining term to maturity (expressed in months) of all the Non-Primary Residence Loans remaining in the Mortgage Pool as of such Anniversary Determination Date, and (z) the sum of (A) one plus (B) the number of all remaining Non-Primary Residence Loans divided by the total number of Outstanding Mortgage Loans as of such Anniversary Determination Date.

          FNMA: The Federal National Mortgage Association or its successor in interest.

          Formula Amount: As to each Anniversary Determination Date, the greater of (i) $100,000 and (ii) the product of
     (x) 0.06% and (y) the Scheduled Principal Balance of each Mortgage Loan remaining in the Mortgage Pool whose original principal balance was 75% or greater of the Original Value thereof.

          Fraud Coverage Termination Date: The Distribution Date upon which the related Fraud Loss Amount has been reduced to zero or a negative number (or the Cross-Over Date, if earlier).

          Fraud Loss: Any Realized Loss attributable to fraud in the origination of the related Mortgage Loan.

          Fraud Loss Amount: As of any Distribution Date after the Cut-off Date, (x) prior to the first anniversary of the Cut-off Date, an amount equal to $5,218,847 minus the aggregate amount of Fraud Losses that would have been allocated to the Junior Certificates in accordance with
     Section 4.03 in the absence of the Loss Allocation Limitation since the Cut-off Date, and (y) from the first to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1% (from the first to but excluding the third anniversaries of the Cut-off Date) or 0.5% (from and including the third to but excluding the fifth anniversaries of the Cut-off Date) of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses that would have been allocated to the Junior Certificates in accordance with
     Section 4.03 in the absence of the Loss Allocation Limitation since the most recent anniversary of the Cut-off Date. On or after the fifth anniversary of the Cut-off Date the Fraud Loss Amount shall be zero.

          Group I Final Distribution Date: The Distribution Date on which the aggregate Certificate Principal Balance of the Group I Senior Certificates is reduced to zero.

          Group I Senior Certificate: Any Class A1, Class A2,
     Class A4, Class A5, Class A6, Class A7, Class A9, Class A10,
     Class A11, Class A12, Class A13, Class R or Class RL
     Certificate.

          Group II Senior Certificate: Any Class A3 Certificate.

          Group II Senior Percentage: With respect to any Distribution Date, the percentage (carried to six decimal places) obtained by dividing (x) the aggregate Certificate Principal Balance of the Group II Senior Certificates immediately preceding such Distribution Date, by (y) the aggregate Certificate Principal Balance of all the Certificates (other than the Class PO Certificates) immediately preceding such Distribution Date.

          Group II Senior Prepayment Distribution Percentage: 0% through the Distribution Date in October 2003; 30% thereafter through the Distribution Date in October 2004; 40% thereafter through the Distribution Date in October 2005; 60% thereafter through the Distribution Date in October 2006; 80% thereafter through the Distribution Date in October 2007; and 100% thereafter.

          Group II Senior Principal Distribution Amount: With respect to any Distribution Date, the sum of (a) the total of the amounts described in clauses (i) and (iii) of the definition of Senior Optimal Principal Amount (without application of the Senior Percentage or the Senior Prepayment Percentage) for such date multiplied by the Group II Senior Percentage for such date and (b) the total of the amounts described in clauses (ii), (iv) and (v) of the definition of Senior Optimal Principal Amount (without application of the Senior Prepayment Percentage) for such date multiplied by the product of (x) the Group II Senior Percentage for such date and (y) the Group II Senior Prepayment Distribution Percentage for such date; provided, however, that (i) on the Group I Final Distribution Date, the Group II Senior Principal Distribution Amount will be increased by any portion of the Senior Optimal Principal Amount remaining after distributions of principal have been made on the Group I Senior Certificates and (ii) following the Group I Final Distribution Date, the Group II Senior Principal Distribution Amount will equal the Senior Optimal Principal Amount.

          Initial Certificate Principal Balance: With respect to any Certificate, other than a Notional Certificate, the Certificate Principal Balance of such Certificate or any predecessor Certificate on the Closing Date.

          Initial LIBOR Rate: 5.58203%

          Insurance Proceeds: Proceeds paid pursuant to the Primary Insurance Policies, if any, and amounts paid by any insurer pursuant to any other insurance policy covering a Mortgage Loan.

          Insured Expenses: Expenses covered by the Primary
     Insurance Policies, if any, or any other insurance policy or policies applicable to the Mortgage Loans.

          Interest Accrual Period: With respect to any
     Distribution Date and any Class of Certificates (other than the LIBOR Certificates and any Class of Principal Only Certificates) or Component, the one-month period ending on the last day of the month preceding the month in which such Distribution Date occurs. With respect to any Distribution Date and the LIBOR Certificates, the one-month period commencing on the 25th day of the preceding month and ending on the 24th day of the month in which such

          Distribution Date occurs. The Interest Accrual Period for each Class of Lower Tier Interests shall be the Interest
     Accrual Period for such Class of Lower Tier Interest's
     Corresponding Class (or Classes).

          Interest Loss: (i) With respect to any Realized Loss, the excess of accrued and unpaid interest due on the related Mortgage Loan over the amount allocated to interest thereon in accordance with Section 3.08(d), and (ii) with respect to any Debt Service

     Reduction and any calendar month, the
     reduction in the amount of interest due on the related
     Mortgage Loan during such month as a result of the relevant bankruptcy proceeding.

          The amount of any Interest Loss described in clause (i) of the preceding paragraph will be allocated among the Base Servicing Fee, the Supplemental Servicing Fee and the Certificates in accordance with Section 3.08(d). The amount of any Interest Loss described in clause (ii) of the preceding paragraph will be allocated among the Base Servicing Fee, the Supplemental Servicing Fee and the Certificates in proportion to the amount of interest that would have been allocated to the Base Servicing Fee at the Base Servicing Fee Rate, the Supplemental Servicing Fee at the Supplemental Servicing Fee Rate and interest at the Remittance Rate, respectively, in the absence of the Debt Service Reduction.

          Interest Settlement Rate: With respect to any Interest Accrual Period, the rate (expressed as a percentage per annum) for one-month U.S. Dollar deposits reported by the BBA at 11:00 a.m. London time on the related LIBOR Determination Date and as it appears on the Designated Telerate Page.

          Interest Shortfall: With respect to any Distribution
     Date and each Mortgage Loan that during the related
     Prepayment Period was the subject of a Voluntary Principal
     Prepayment or constitutes a Relief Act Mortgage Loan, an amount determined as follows:

               (A) partial principal prepayments: one month's interest at the applicable Net Mortgage Rate on the amount of such prepayment;

               (B) principal prepayments in full received on or after the sixteenth day of the month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, on or after the Cut-off Date) but on or before the last day of the month preceding the month of such Distribution Date, the difference between (i) one month's interest at the applicable Net Mortgage Rate on the Scheduled Principal Balance of such Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest for the calendar month of such prepayment (adjusted to the applicable Net Mortgage Rate) received at the time of such prepayment;

               (C) principal prepayments in full received by the Company (or of which the Company receives notice, in the case of a Mortgage Loan serviced by a Primary Servicer) on or after the first day but on or before the fifteenth day of the month of such Distribution
          Date: none; and

               (D) Relief Act Mortgage Loans: As to any Relief Act Mortgage Loan, the excess of (i) 30 days' interest (or, in the case of a Principal Prepayment in full, interest to the date of prepayment) on the Scheduled Principal Balance thereof (or, in the case of a Principal Prepayment in part, on the amount so prepaid) at the related Net Mortgage Rate over (ii) 30 days' interest (or, in the case of a Principal Prepayment in full, interest to the date of prepayment) on such Scheduled

          Principal Balance (or, in the case of a Principal
          Prepayment in part, on the amount so prepaid) at the Net Mortgage Rate required to be paid by the Mortgagor as limited by application of the Relief Act.

          For purposes of the definitions of Net Interest Shortfall and Supplemental Servicing Fee, the amount of any Interest Shortfall shall be allocated between the Certificates and the Supplemental Servicing Fee in proportion to the amount of interest that would have been allocated to the Certificates (at the Remittance Rate) and the Supplemental Servicing Fee (at the Supplemental Servicing Fee Rate), respectively, in the absence of such Interest Shortfall.

          Junior Certificate: Any Class M or Class B Certificate.

          Junior Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of the following (but in no event greater than the aggregate Certificate Principal Balance of the Junior Certificates immediately prior to such Distribution Date):

          (i) the Junior Percentage of the applicable Non-PO Percentage of the principal portion of each Monthly Payment due on the related Due Date on each Outstanding Mortgage Loan as of such Due Date as specified in the amortization schedule at the time applicable thereto (after adjustment for previous Principal Prepayments and the principal portion of Debt Service Reductions subsequent to the Bankruptcy Coverage Termination Date but before any adjustment to such amortization schedule by reason of any bankruptcy (other than as aforesaid) or similar proceeding or any moratorium or similar waiver or grace period);

          (ii) the Junior Prepayment Percentage of the applicable Non-PO Percentage of all principal prepayments in part received during the related Prepayment Period, and 100% of any Senior Optimal Principal Amount not distributed to the Senior Certificates on such Distribution Date, together with the Junior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan which was the subject of a Voluntary Principal Prepayment in full during the related Prepayment Period;

          (iii) the excess, if any, of (x) the applicable Non-PO Percentage of the sum of (A) all Net Liquidation Proceeds allocable to principal received during the related Prepayment Period (other than in respect of Mortgage Loans described in clause (B)) and (B) the principal balance of each Mortgage Loan that was purchased by an insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Insurance Policy, over (y) the amount distributable pursuant to clause (iii) of the definition of Senior Optimal Principal Amount on such Distribution Date;

          (iv) the Junior Prepayment Percentage of the applicable
     Non-PO Percentage of the Scheduled Principal Balance of each
     Mortgage Loan which was purchased on such Distribution Date pursuant to Section 2.02, 2.03(a) or 3.16; and

          (v) the Junior Prepayment Percentage of the applicable
     Non-PO Percentage of the Substitution Amount for any Mortgage Loan substituted during the month of such Distribution Date.

          For purposes of clause (ii) above, a Voluntary
     Principal Prepayment in full with respect to a Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof.

          After the Class Certificate Principal Balances of the
     Junior Certificates have been reduced to zero, the Junior
     Optimal Principal Amount shall be zero.

          Junior Percentage: As to any Distribution Date, the excess of 100% over the Senior Percentage for such Distribution Date.

          Junior Prepayment Percentage: As to any Distribution Date, the excess of 100% over the Senior Prepayment Percentage for such Distribution Date, except that (i) after the aggregate Certificate Principal Balance of the Senior Certificates other than the Class PO Certificates has been reduced to zero, the Junior Prepayment Percentage shall be 100%, and (ii) after the Cross-Over Date, the Junior Prepayment Percentage shall be zero.

          Latest Possible Maturity Date: October 25, 2030.

          LIBOR: With respect to any Interest Accrual Period, the per annum rate determined, pursuant to Section 5.08, on the basis of the Interest Settlement Rate or as otherwise provided in such Section.

          LIBOR Certificate: Any Class A10 or Class A11
     Certificate.

          LIBOR Determination Date: The second London Banking Day immediately preceding the commencement of each Interest
     Accrual Period for any LIBOR Certificates.

          Liquidated Mortgage Loan: Any defaulted Mortgage Loan as to which the Company has determined that all amounts which it expects to recover on behalf of the Trust Fund from or on account of such Mortgage Loan have been recovered, including any Mortgage Loan with respect to which the Company determines not to foreclose upon the related Mortgaged Property based on its belief that such Mortgaged Property may be contaminated with or affected by hazardous or toxic wastes, materials or substances.

          Liquidation Expenses: Expenses which are incurred by the Company in connection with the liquidation of any defaulted Mortgage Loan and not recovered by the Company under any Primary Insurance Policy for reasons other than the Company's failure to comply with Section 3.05, such expenses including, without limitation, legal fees and expenses, and, regardless of when incurred, any unreimbursed amount expended by the Company pursuant to Section 3.03 or
     Section 3.06 respecting the related Mortgage Loan and any related and unreimbursed Property Protection Expenses.

          Liquidation Proceeds: Cash (other than Insurance
     Proceeds) received in connection with the liquidation of any defaulted Mortgage Loan whether through judicial foreclosure or otherwise.

          Loan-to-Value Ratio: With respect to each Mortgage
     Loan, the original principal amount of such Mortgage Loan, divided by the Original Value of the related Mortgaged
     Property.

          London Banking Day: Any day on which banks are open for dealing in foreign currency and exchange in London, England.

          Loss Allocation Limitation: As defined in Section
     4.03(g).

          Lower Tier Balance: As to each Class of Lower Tier Interests and any Distribution Date, the initial Lower Tier Balance thereof set forth or specified in Section 2.05(a) (plus, in the case of any Class of Lower Tier Interests as to which the Corresponding Class is a Class of Accrual Certificates or includes one or more Accrual Components, an amount equal to the Accrual Amount for such Corresponding Class or each such Accrual Component for each previous Distribution Date) less the sum of (i) the aggregate amount of principal allocable thereto on previous Distribution Dates pursuant to Section 2.05(c) and (ii) any Realized Losses or Subordinate Certificate Writedown Amount allocated thereto on previous Distribution Dates.

          Lower Tier Interest: Any one of the Classes of regular interests in the Lower Tier REMIC described as such in
     Section 2.05(a).

          Lower Tier Interest Rate: As to each Lower Tier
     Interest, the applicable "Lower Tier Interest Rate," if any, set forth in Section 2.05(a).

          Lower Tier REMIC: One of the two separate REMICs comprising the Trust Fund, the assets of which consist of the assets and rights specified in clauses (i) through
     (viii) and (x) of the definition of the term Trust Fund.

          MLCC: Merrill Lynch Credit Corporation, or its successor in interest.

          Monthly Advance: With respect to any Distribution Date, the aggregate of the advances required to be made by the Company pursuant to Section 4.04(a) (or by the Trustee pursuant to Section 4.04(b)) on such Distribution Date, the amount of any such Monthly Advance being equal to (a) the aggregate of payments of principal and interest (adjusted to the related Remittance Rate) on the Mortgage Loans that were due on the related Due Date, without regard to any arrangements entered into by the Company with the related Mortgagors pursuant to Section 3.02(a)(ii), and delinquent as of the close of business on the Business Day next preceding the related Determination Date, less (b) the amount of any such payments which the Company or the Trustee, as applicable, in its reasonable judgment believes will not be ultimately recoverable by it either out of late payments by the Mortgagor, Net Liquidation Proceeds, Insurance Proceeds, REO Proceeds or otherwise. With respect to any Mortgage Loan, the portion of any such advance or advances made with respect thereto.

          Monthly Payment: The scheduled monthly payment on a Mortgage Loan for any month allocable to principal or interest on such Mortgage Loan.

          Moody's: Moody's Investors Service, Inc. and its successors.

          Mortgage: The mortgage or deed of trust creating a first lien on a fee simple interest or leasehold estate in real property securing a Mortgage Note.

          Mortgage 100SM Loan: A Mortgage Loan identified on
     Exhibit N hereof that has a Loan-to-Value Ratio at origination in excess of 80.00% and that is secured by Additional Collateral and does not have a Primary Insurance
     Policy.

          Mortgage File: The mortgage documents listed in Section
     2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to such documents pursuant to this Agreement.

          Mortgage Loan Payment Record: The record maintained by the Company pursuant to Section 3.02(b).

          Mortgage Loan Schedule: As of any date of determination, the schedule of Mortgage Loans included in the Trust Fund. The initial schedule of Mortgage Loans as of the Cut-off Date is attached hereto as Exhibit C.

          Mortgage Loans: As of any date of determination, each of the mortgage loans identified on the Mortgage Loan Schedule (as amended pursuant to Section 2.03(b)) delivered and assigned to the Trustee pursuant to Section 2.01 or 2.03(b), and not theretofore released from the Trust Fund by the Trustee.

          Mortgage Note: With respect to any Mortgage Loan, the note or other evidence of indebtedness (which may consist of a Confirmatory Mortgage Note) evidencing the indebtedness of a Mortgagor under such Mortgage Loan.

          Mortgage Pool: The aggregate of the Mortgage Loans identified in the Mortgage Loan Schedule.

          Mortgage Rate: The per annum rate of interest borne by a Mortgage Loan as set forth in the related Mortgage Note.

          Mortgaged Property: The underlying real property securing the Mortgage Loan, or with respect to a Cooperative
     Loan, the related Proprietary Lease and Cooperative Stock.

          Mortgagor: With respect to any Mortgage Loan, each obligor on the related Mortgage Note.

          Net Interest Shortfall: With respect to any
     Distribution Date, the excess, if any, of the aggregate
     Interest Shortfalls allocable to the Certificates (as determined in accordance with the definition of Interest Shortfall) for such Distribution Date over any Compensating Interest Payment for such date.

          Net Liquidation Proceeds: As to any Liquidated Mortgage Loan, the sum of (i) any Liquidation Proceeds therefor less the related Liquidation Expenses, and (ii) any Insurance Proceeds therefor, other than any such Insurance Proceeds applied to the restoration of the related Mortgaged Property.

          Net Mortgage Rate: With respect to any Mortgage Loan, the related Mortgage Rate less the applicable Base Servicing
     Fee Rate.

          Non-Book-Entry Certificate: Any Certificate other than a Book-Entry Certificate.

          Non-Credit Loss: Any Fraud Loss, Special Hazard Loss or
     Deficient Valuation.

          Non-Discount Mortgage Loan: Any Mortgage Loan with a
     Net Mortgage Rate greater than or equal to 6.75% per annum.

          Non-permitted Foreign Holder: As defined in Section
     5.02(b).

          Non-PO Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Rate of such Discount Mortgage Loan and the denominator of which is 6.75%. As to any Non-Discount Mortgage Loan, 100%.

          Non-Primary Residence Loan: Any Mortgage Loan secured by a Mortgaged Property that is (on the basis of representations made by the Mortgagors at origination) a second home or investor-owned property.

          Nonrecoverable Advance: All or any portion of any Monthly Advance or Monthly Advances previously made by the Company (or the Trustee) which, in the reasonable judgment of the Company (or, as applicable, the Trustee) will not be ultimately recoverable from related Net Liquidation Proceeds, Insurance Proceeds, REO Proceeds or otherwise. The determination by the Company that it has made a Nonrecoverable Advance or that any advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Company delivered to the Trustee and detailing the reasons for such determination.

          Non-U.S. Person: As defined in Section 4.02(c).

          Notional Certificate: Any Class A8 Certificate.

           Notional Component:  None.

           Notional Component Balance:  None.

          Notional Principal Balance: As to any Distribution Date and the Class A8 Certificates, the Class Certificate
     Principal Balance of the Class A9 Certificates for such

     Distribution Date. As to any Distribution Date and any
     Notional Certificate, such Notional Certificate's Percentage
     Interest of the aggregate Notional Principal Balance of the Notional Certificates of the same Class for such Distribution Date.

          Officer's Certificate: A certificate signed by the President, a Senior Vice President or a Vice President of the Company and delivered to the Trustee.

          Opinion of Counsel: A written opinion of counsel, who may be counsel for the Company; provided, however, that any Opinion of Counsel with respect to the interpretation or application of the REMIC Provisions or the status of an account as an Eligible Account shall be the opinion of independent counsel satisfactory to the Trustee.

          Original Subordinate Principal Balance: As set forth in the definition of Senior Prepayment Percentage.

          Original Value: The value of the property underlying a Mortgage Loan based, in the case of the purchase of the underlying Mortgaged Property, on the lower of an appraisal satisfactory to the Company or the sales price of such property or, in the case of a refinancing, on an appraisal satisfactory to the Company.

          Outstanding Mortgage Loan: With respect to any Due Date, a Mortgage Loan which, prior to such Due Date, was not the subject of a Principal Prepayment in full, did not become a Liquidated Mortgage Loan and was not purchased pursuant to Section 2.02, 2.03(a) or 3.16 or replaced pursuant to Section 2.03(b).

          Outstanding Non-Discount Mortgage Loan: Any Outstanding
     Mortgage Loan that is a Non-Discount Mortgage Loan.

          PAC Balance: As to any Distribution Date and any Class of PAC Certificates and any PAC Component, the balance designated as such for such Distribution Date and such Class or Component as set forth in the Principal Balance
     Schedules.

          PAC Certificate: None.

          PAC Component: None.

          Parent PowerSM Loan: A Mortgage Loan identified on
     Exhibit N hereto that has a Loan-to-Value Ratio at origination in excess of 80.00%, that is supported by Additional Collateral and does not have a Primary Insurance
     Policy.

          Pay-out Rate: With respect to any Class of Certificates (other than any Class of Principal Only Certificates) and any Distribution Date, the rate at which interest is distributed on such Class on such Distribution Date and which is equal to a fraction (expressed as an annualized percentage) the numerator of which is the Accrued Certificate Interest for such Class and Distribution Date, and the denominator of which is the Class Certificate Principal Balance (or, in the case of the Notional Certificates, the Notional Principal Balance) of such Class immediately prior to such Distribution Date.

          Percentage Interest: With respect to any Certificate, the percentage interest in the undivided beneficial ownership interest in the Trust Fund evidenced by Certificates of the same Class as such Certificate. With respect to any Certificate, the Percentage Interest evidenced thereby shall equal the Initial Certificate Principal Balance (or, in the case of a Notional Certificate, the initial Notional Principal Balance) thereof divided by the aggregate Initial Certificate Principal Balance (or, in the case of a Notional
     Certificate, the aggregate initial Notional Principal Balance) of all Certificates of the same Class.

          Permitted Investments: One or more of the following; provided, however, that no such Permitted Investment may mature later than the Business Day preceding the Distribution Date after such investment except as otherwise provided in Section 3.02(e) hereof, provided, further, that such investments qualify as "cash flow investments" as defined in section 860G(a)(6) of the Code:

          (i) obligations of, or guaranteed as to timely receipt of principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

          (ii) repurchase agreements on obligations specified in clause (i) provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in the highest long-term rating category;

          (iii) federal funds, certificates of deposit, time deposits and banker's acceptances, of any U.S. depository institution or trust company incorporated under the laws of the United States or any state provided that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in the highest long-term rating category;

          (iv) commercial paper of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has the highest short term rating of each Rating Agency; and

          (v) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not, as evidenced in writing, result in a reduction or withdrawal in the then current rating of the Certificates.

          Notwithstanding the foregoing, Permitted Investments shall not include "stripped securities" and investments which contractually may return less than the purchase price therefor.

          Person: Any legal person, including any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          Plan: Any Person which is an employee benefit plan subject to ERISA or a plan subject to section 4975 of the Code.

          Pledged Asset Loan-to-Value Ratio: With respect to any Pledged Asset Mortgage Loan, (i) the original loan amount less the portion of any required Additional Collateral which is covered by the Surety Bond, divided by (ii) the Original Value of the related Mortgaged Property.

          Pledged Asset Mortgage Loan: Each Mortgage 100SM Loan and Parent PowerSM Loan purchased from MLCC that is supported by Additional Collateral and identified on Exhibit N hereto.
          Pledged Asset Mortgage Servicing Agreement: The Amended and Restated Pledged Asset Mortgage Servicing Agreement, dated as of June 2, 1998, between MLCC and the Company.

          PO Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the excess of 6.75% over the Net Mortgage Rate of such Discount Mortgage Loan and the denominator of which is 6.75%. As to any Non-Discount Mortgage Loan, 0%.

          PO Principal Distribution Amount: As to any
     Distribution Date, an amount equal to the sum of the applicable PO Percentage of:

          (i) the principal portion of each Monthly Payment due on the related Due Date on each Outstanding Mortgage Loan as of such Due Date as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Principal Prepayments and the principal portion of Debt Service Reductions subsequent to the Bankruptcy Coverage Termination Date but before any adjustment to such amortization schedule by reason of any bankruptcy (except as aforesaid) or similar proceeding or any moratorium or similar waiver or grace period);

          (ii) all principal prepayments in part received during the related Prepayment Period, together with the Scheduled Principal Balance (as reduced by any Deficient Valuation occurring on or prior to the Bankruptcy Coverage Termination
     Date) of each Mortgage Loan which was the subject of a Voluntary Principal Prepayment in full during the related Prepayment Period;

          (iii) the sum of (A) all Net Liquidation Proceeds allocable to principal received in respect of each Mortgage Loan that became a Liquidated Mortgage Loan during the related Prepayment Period (other than Mortgage Loans described in clause (B)) and (B) the principal balance of each Mortgage Loan purchased by an insurer from the Trustee pursuant to the related Primary Insurance Policy, in each case during the related Prepayment Period;

          (iv) the Scheduled Principal Balance (as reduced by any Deficient Valuation occurring on or prior to the Bankruptcy Coverage Termination Date) of each Mortgage Loan which was purchased on such Distribution Date pursuant to Section 2.02, 2.03(a) or 3.16; and

          (v) the Substitution Amount for any Mortgage Loan substituted during the month of such Distribution Date; for purposes of this clause (v), the definition of "Substitution Amount" shall be modified to reduce the Scheduled Principal Balance of the Mortgage Loan that is substituted for by any Deficient Valuation occurring on or prior to the Bankruptcy Coverage Termination Date.

          For purposes of clause (ii) above, a Voluntary
     Principal Prepayment in full with respect to a Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof.

          Pool Scheduled Principal Balance: With respect to any Distribution Date, the aggregate Scheduled Principal Balance of all the Mortgage Loans that were Outstanding Mortgage Loans on the Due Date in the month next preceding the month of such Distribution Date (or, in the case of the first Distribution Date, the Cut-off Date; or, if so specified, such other date).

          Prepayment Assumption: The assumed fixed schedule of prepayments on a pool of new mortgage loans with such schedule given as a monthly sequence of prepayment rates, expressed as annualized percent values. These values start at 0.2% per year in the first month, increase by 0.2% per year in each succeeding month until month 30, ending at 6.0% per year. At such time, the rate remains constant at 6.0% per year for the balance of the remaining term. Multiples of the Prepayment Assumption are calculated from this prepayment rate series.

          Prepayment Assumption Multiple: 275% of the Prepayment
     Assumption.

          Prepayment Distribution Trigger: As of any Distribution Date and as to each Class of Class B Certificates, the related Prepayment Distribution Trigger is satisfied if (x) the fraction, expressed as a percentage, the numerator of which is the aggregate Class Certificate Principal Balance of such Class and each Class subordinate thereto, if any, on such Distribution Date, and the denominator of which is the Pool Scheduled Principal Balance for such Distribution Date, equals or exceeds (y) such percentage calculated as of the Closing Date.

          Prepayment Interest Excess: As to any Voluntary Principal Prepayment in full received from the first day through the fifteenth day of any calendar month (other than the calendar month in which the Cut-off Date occurs), all amounts paid in respect of interest on such Principal Prepayment. For purposes of determining the amount of Prepayment Interest Excess for any month, a Voluntary Principal Prepayment in full with respect to a Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof. All Prepayment Interest Excess shall be retained by the Company, as servicer, as additional servicing compensation.

          Prepayment Period: With respect to any Distribution
     Date and any Voluntary Principal Prepayment in part or other
     Principal Prepayment other than a Voluntary Principal
     Prepayment in full, the calendar month preceding the month of such

     Distribution Date; with respect to any Distribution Date and any Voluntary Principal Prepayment in full, the period beginning on the sixteenth day of the calendar month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, beginning on the Cut-off Date) and ending on the fifteenth day of the month in which such Distribution Date occurs.

           Primary Insurance Policy: The certificate of private mortgage insurance relating to a particular Mortgage Loan, or an electronic screen print setting forth the information contained in such certificate of private mortgage insurance, including, without limitation, information relating to the name of the mortgage insurance carrier, the certificate number, the loan amount, the property address, the effective date of coverage, the amount of coverage and the expiration date of the policy. Each such policy covers defaults by the Mortgagor, which coverage shall equal the portion of the unpaid principal balance of the related Mortgage Loan that exceeds 75% (or such lesser coverage required or permitted by FNMA or FHLMC) of the Original Value of the underlying Mortgaged Property.

          Primary Servicer: Any servicer with which the Company has entered into a servicing agreement, as described in
     Section 3.01(f).

          Principal Balance Schedules: Any principal balance schedules attached hereto, if applicable, as Exhibit B, setting forth the PAC Balances of any PAC Certificates and PAC Components, the TAC Balances of any TAC Certificates and TAC Components and the Scheduled Balances of any Scheduled Certificates and Scheduled Components.

          Principal Only Certificate: Any Class PO Certificate.

          Principal Only Component: None.

          Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (including, for this purpose, any refinancing permitted by Section 3.01 and any REO Proceeds treated as such pursuant to Section 3.08(b)) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest for any month subsequent to the month of prepayment.

          Private Placement Memorandum: The private placement memorandum relating to the Restricted Junior Certificates dated October 23, 1998.

          Prohibited Transaction Exemption: U.S. Department of
     Labor Prohibited Transaction Exemption 90-29, 55 Fed. Reg.
     21459, May 24, 1990.

          Property Protection Expenses: With respect to any Mortgage Loan, expenses paid or incurred by or for the account of the Company in accordance with the related Mortgage for (a) real estate property taxes and property repair, replacement, protection and preservation expenses and (b) similar expenses reasonably paid or incurred to preserve or protect the value of such Mortgage to the extent the Company is not reimbursed therefor pursuant to the Primary Insurance Policy, if any, or any other insurance policy with respect thereto.

          Proprietary Lease: With respect to a Cooperative Loan, the proprietary lease(s) or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

          Purchase Price: With respect to any Mortgage Loan required or permitted to be purchased hereunder from the Trust Fund, an amount equal to 100% of the unpaid principal balance thereof plus interest thereon at the applicable Mortgage Rate from the date to which interest was last paid to the first day of the month in which such purchase price is to be distributed; provided, however, that if the Company is the servicer hereunder, such purchase price shall be net of unreimbursed Monthly Advances with respect to such Mortgage Loan, and the interest component of the Purchase Price may be computed on the basis of the Remittance Rate for such Mortgage Loan.

          QIB: A "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended.

          Rating Agency: Any statistical credit rating agency, or its successor, that rated any of the Certificates at the request of the Company at the time of the initial issuance of the Certificates. If such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee. References herein to the two highest long-term rating categories of a Rating Agency shall mean such ratings without any modifiers. As of the date of the initial issuance of the Certificates, the Rating Agencies are Fitch and S&P; except that for purposes of the Junior Certificates, other than the Class B5 Certificates, S&P shall be the sole Rating Agency. The Class B5 Certificates are issued without ratings.

          Realized Loss: Any (i) Deficient Valuation or (ii) as to any Liquidated Mortgage Loan, (x) the unpaid principal balance of such Liquidated Mortgage Loan plus accrued and unpaid interest thereon at the Net Mortgage Rate through the last day of the month of such liquidation less (y) the related Liquidation Proceeds and Insurance Proceeds (as reduced by the related Liquidation Expenses).

          Record Date: The last Business Day of the month immediately preceding the month of the related Distribution
     Date.

          Reference Banks: As defined in Section 5.08.

          Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

          Relief Act Mortgage Loan: Any Mortgage Loan as to which the Monthly Payment thereof has been reduced due to the application of the Relief Act.

          REMIC: A "real estate mortgage investment conduit" within the meaning of section 860D of the Code.

          REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Part IV of Subchapter M of Chapter 1 of the Code, and related provisions, and U.S. Office of the Treasury temporary or final regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

          Remittance Rate: With respect to any Mortgage Loan, the related Mortgage Rate less the sum of the applicable Base
     Servicing Fee Rate and the Supplemental Servicing Fee Rate.

          REO Mortgage Loan: Any Mortgage Loan which is not a
     Liquidated Mortgage Loan and as to which the related
     Mortgaged Property is held as part of the Trust Fund.

          REO Proceeds: Proceeds, net of any related expenses of the Company, received in respect of any REO Mortgage Loan
     (including, without limitation, proceeds from the rental of the related Mortgaged Property).

          Required Surety Payment: With respect to any Pledged Asset Mortgage Loan that becomes a Liquidated Mortgage Loan, the lesser of (i) the principal portion of the Realized Loss with respect to such Mortgage Loan and (ii) the excess, if any, of (a) the amount of Additional Collateral required at origination with respect to such Mortgage Loan which is covered by the Surety Bond over (b) the net proceeds realized by MLCC from the liquidation of the related Additional Collateral.

          Reserve Fund: None.

          Reserve Interest Rate: As defined in Section 5.08.

          Residual Certificate: Any Class R or Class RL
     Certificate.

          Responsible Officer: When used with respect to the Trustee, any officer or assistant officer assigned to and working in the Corporate Trust Department of the Trustee and, also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          Restricted Certificate: Any Restricted Junior
     Certificate or Class PO Certificate.

          Restricted Junior Certificate: Any Class B3, Class B4 or Class B5 Certificate.

          S&P: Standard & Poor's Ratings Services, a division of
     The McGraw-Hill Companies, Inc., and its successors.

          SAIF: The Savings Association Insurance Fund of the
     FDIC, or its successor in interest.

          Scheduled Balance: As to any Distribution Date and any Class of Scheduled Certificates and any Scheduled Component, the balance designated as such for such Distribution Date and such Class or Component as set forth in the Principal Balance Schedules.

          Scheduled Certificate: None.

          Scheduled Component: None.

          Scheduled Principal Balance: As to any Mortgage Loan and Distribution Date, the principal balance of such Mortgage Loan as of the Due Date in the month next preceding the month of such Distribution Date (or, if so specified, such other date) as specified in the amortization schedule at the time relating to such Mortgage Loan (before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to any previous Principal Prepayments, Deficient Valuations incurred subsequent to the Bankruptcy Coverage Termination Date, adjustments due to the application of the Relief Act and the payment of principal due on such Due Date, irrespective of any delinquency in payment by the related Mortgagor. As to any Mortgage Loan and the Cut-off Date, the "unpaid balance" thereof specified in the initial Mortgage Loan Schedule.

          Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock and Proprietary
     Lease.

          Senior Certificate: Any Certificate other than a Junior
     Certificate.

          Senior Certificate Principal Balance: As of any
     Distribution Date, an amount equal to the sum of the Certificate Principal Balances of the Senior Certificates
     (other than any Class PO Certificates).

          Senior Optimal Principal Amount: As to any Distribution
     Date, an amount equal to the sum of:

          (i) the Senior Percentage of the applicable Non-PO Percentage of the principal portion of each Monthly Payment due on the related Due Date on each Outstanding Mortgage Loan as of such Due Date as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Principal Prepayments and the principal portion of Debt Service Reductions subsequent to the Bankruptcy Coverage Termination Date but before any adjustment to such amortization schedule by reason of any bankruptcy (except as aforesaid) or similar proceeding or any moratorium or similar waiver or grace period);

          (ii) the Senior Prepayment Percentage of the applicable Non-PO Percentage of all principal prepayments in part received during the related Prepayment Period, together with the Senior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan which was the subject of a Voluntary Principal Prepayment in full during the related Prepayment Period;

          (iii) the lesser of (x) the Senior Percentage of the applicable Non-PO Percentage of the sum of (A) the Scheduled Principal Balance of each Mortgage Loan that became a Liquidated Mortgage Loan (other than Mortgage Loans described in clause (B)) during the related Prepayment Period and (B) the Scheduled Principal Balance of each Mortgage Loan that was purchased by an insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Insurance Policy, as reduced in each case by the Senior Percentage of the applicable Non-PO Percentage of the principal portion of any Excess Losses (other than Excess Bankruptcy Losses attributable to Debt Service Reductions), and (y) the Senior Prepayment Percentage of the applicable Non-PO Percentage of the sum of (A) all Net Liquidation Proceeds allocable to principal received in respect of each such Liquidated Mortgage Loan (other than Mortgage Loans described in clause (B)) and (B) the principal balance of each such Mortgage Loan purchased by an insurer from the Trustee pursuant to the related Primary Insurance Policy, in each case during the related Prepayment Period;

          (iv) the Senior Prepayment Percentage of the applicable
     Non-PO Percentage of the Scheduled Principal Balance of each
     Mortgage Loan which was purchased on such Distribution Date pursuant to Section 2.02, 2.03(a) or 3.16; and

          (v) the Senior Prepayment Percentage of the applicable
     Non-PO Percentage of the Substitution Amount for any Mortgage Loan substituted during the month of such Distribution Date.

          For purposes of clause (ii) above, a Voluntary
     Principal Prepayment in full with respect to a Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof.

          Senior Percentage: As to any Distribution Date, the lesser of (i) 100% and (ii) the percentage (carried to six places rounded up) obtained by dividing the Senior Certificate Principal Balance immediately prior to such Distribution Date by an amount equal to the sum of the Certificate Principal Balances of all the Certificates other than any Class PO Certificates immediately prior to such Distribution Date. Senior Prepayment Percentage: For any Distribution Date occurring prior to the fifth anniversary of the first Distribution Date, 100%. For any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date, an amount as follows:

          (i) for any Distribution Date subsequent to October
     2003 to and including the Distribution Date in October 2004, the Senior Percentage for such Distribution Date plus 70% of the Junior Percentage for such Distribution Date;

          (ii) for any Distribution Date subsequent to October
     2004 to and including the Distribution Date in October 2005, the Senior Percentage for such Distribution Date plus 60% of the Junior Percentage for such Distribution Date;

          (iii) for any Distribution Date subsequent to October
     2005 to and including the Distribution Date in October 2006, the Senior Percentage for such Distribution Date plus 40% of the Junior Percentage for such Distribution Date;

          (iv) for any Distribution Date subsequent to October
     2006 to and including the Distribution Date in October 2007, the Senior Percentage for such Distribution Date plus 20% of the Junior Percentage for such Distribution Date; and

          (v) for any Distribution Date thereafter, the Senior
     Percentage for such Distribution Date.

          Notwithstanding the foregoing, if on any Distribution
     Date the Senior Percentage exceeds the Senior Percentage as of the Closing Date, the Senior Prepayment Percentage for such Distribution Date will equal 100%.

          In addition, notwithstanding the foregoing, no reduction of the Senior Prepayment Percentage below the level in effect for the most recent prior period as set forth in clauses (i) through (iv) above shall be effective on any Distribution Date unless at least one of the following two tests is satisfied:

          Test I: If, as of the last day of the month preceding such Distribution Date, (i) the aggregate Scheduled Principal Balance of Mortgage Loans delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and REO Mortgage Loans) as a percentage of the aggregate Class Certificate Principal Balance of the Junior Certificates as of such date, does not exceed 50%, and (ii) cumulative Realized Losses with respect to the Mortgage Loans do not exceed (a) 30% of the aggregate Class Certificate Principal Balance of the Junior Certificates as of the Closing Date (the "Original Subordinate Principal Balance") if such Distribution Date occurs between and including November 2003 and October 2004, (b) 35% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including November 2004 and October 2005, (c) 40% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including November 2005 and October 2006, (d) 45% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including November 2006 and October 2007 and (e) 50% of the Original Subordinate Principal Balance if such Distribution Date occurs during or after November 2007; or

          Test II: If, as of the last day of the month preceding such Distribution Date, (i) the aggregate Scheduled Principal Balance of Mortgage Loans delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and REO Mortgage Loans) averaged over the last three months, as a percentage of the aggregate Scheduled Principal Balance of Mortgage Loans averaged over the last three months, does not exceed 4%, and (ii) cumulative Realized Losses with respect to the Mortgage Loans do not exceed (a) 10% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including November 2003 and October 2004, (b) 15% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including November 2004 and October 2005,
     (c) 20% of the Original Subordinate

     Principal Balance if such Distribution Date occurs between and including November 2005 and October 2006, (d) 25% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including November 2006 and October 2007, and (e) 30% of the Original Subordinate Principal Balance if such Distribution Date occurs during or after November 2007.

          Servicer's Certificate: A certificate, completed by and executed on behalf of the Company by a Servicing Officer in accordance with Section 4.06, substantially in the form of Exhibit D hereto or in such other form as the Company and the Trustee shall agree.

          Servicing Fee: As to any Mortgage Loan and Distribution
     Date, the sum of (a) the Base Servicing Fee and (b) the Supplemental Servicing Fee.

          Servicing Officer: Any officer of the Company involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers attached to an Officer's Certificate furnished to the Trustee by the Company, as such list may from time to time be amended.

          Single Certificate: A Certificate with an Initial
     Certificate Principal Balance, or initial Notional Principal
     Balance, of $1,000 or, in the case of a Class of Certificates issued with an initial Class Certificate
     Principal Balance or initial Notional Principal Balance of less than $1,000, such lesser amount.

          Special Hazard Loss: (i) A Realized Loss suffered by a Mortgaged Property on account of direct physical loss, exclusive of (a) any loss covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property under Section 3.06 and (b) any loss caused by or resulting from:

               (A) normal wear and tear;

               (B) conversion or other dishonest act on the part of the Trustee, the Company or any of their agents or employees; or

               (C) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues;

          or (ii) any Realized Loss suffered by the Trust Fund arising from or related to the presence or suspected presence of hazardous wastes or hazardous substances on a Mortgaged Property unless such loss to a Mortgaged Property is covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property under Section 3.06.

          Special Hazard Loss Amount: As of any Distribution Date, an amount equal to $5,218,846 minus the sum of (i) the aggregate amount of Special Hazard Losses that would have been allocated to the Junior Certificates in accordance with
     Section 4.03 in the absence of the Loss Allocation Limitation and (ii) the Adjustment Amount (as defined below) as most recently calculated. On each anniversary of the Cut-off Date, the

     "Adjustment Amount" shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the lesser of (x) the greater of (A) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary and (B) twice the outstanding principal balance of the Mortgage Loan which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, and (y) an amount calculated by the Company and approved by each Rating Agency, which amount shall not be less than $500,000.

          Special Hazard Percentage: As of each anniversary of the Cut-off Date, the greater of (i) 1.00% and (ii) the largest percentage obtained by dividing (x) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by (y) the outstanding principal balance of all the Mortgage Loans as of the immediately preceding Distribution Date.

          Special Hazard Termination Date: The Distribution Date upon which the Special Hazard Loss Amount has been reduced to zero or a negative number (or the Cross-Over Date, if earlier).

          Specified Component: None.

          Startup Day: As defined in Section 2.06(c).

          Subordinate Certificates: As to any date of determination, first, the Class B5 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; second, the Class B4 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; third, the Class B3 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; fourth, the Class B2 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; fifth, the Class B1 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; and sixth, the Class M Certificates until the Class Certificate Principal Balance thereof has been reduced to zero.

           Subordinate Certificate Writedown Amount: As to any Distribution Date, first, any amount distributed to the Class PO Certificates on such Distribution Date pursuant to
      Section 4.01(a)(iv) and second, after giving effect to the application of clause first above, the amount by which (i) the sum of the Class Certificate Principal Balances of all the Certificates (after giving effect to the distribution of principal and the application of Realized Losses in reduction of the Certificate Principal Balances of the related Certificates on such Distribution Date) exceeds
      (ii) the Pool Scheduled Principal Balance on the first day of the month of such Distribution Date less any Deficient Valuations occurring on or prior to the Bankruptcy Coverage Termination Date.

          Substitution Amount: With respect to any Mortgage Loan substituted pursuant to Section 2.03(b), the excess of (x) the Scheduled Principal Balance of the Mortgage Loan that is substituted for, over (y) the Scheduled Principal Balance of the related substitute Mortgage Loan, each balance being determined as of the date of substitution.

          Supplemental Servicing Fee: As to any Mortgage Loan and Distribution Date, an amount equal to the product of (i) the Scheduled Principal Balance of such Mortgage Loan as of the Due Date in the preceding calendar month and (ii) the Supplemental Servicing Fee Rate for such Mortgage Loan. The Supplemental Servicing Fee for any Distribution Date shall be reduced by its allocable share of Interest Shortfalls (as provided in the definition thereof) and any Interest Losses (in accordance with Section 3.08(d)).

          Supplemental Servicing Fee Rate: As to any Mortgage
     Loan and Distribution Date, a fixed rate per annum equal to the excess, if any, of the Net Mortgage Rate thereof over 6.75%.

          Surety: Ambac Assurance Corporation, or its successors in interest.

          Surety Bond: The Limited Purpose Surety Bond (Policy No. AB0039BE), dated February 28, 1996, issued by the Surety for the benefit of certain beneficiaries, including the Trustee for the benefit of the Holders of the Certificates, but only to the extent that such Limited Purpose Surety Bond covers any Pledged Asset Mortgage Loans.

          TAC Balance: As to any Distribution Date and any Class of TAC Certificates and any TAC Component, the balance designated as such for such Distribution Date and such Class or Component as set forth in the Principal Balance Schedules attached as Exhibit B hereto.

          TAC Certificates: None.

          TAC Component: None.

          Trigger Event: Any one or more of the following: (i) if the Company is not a wholly-owned direct or indirect subsidiary of General Electric Company or if General Electric Capital Corporation shall not own (directly or indirectly) at least two-thirds of the voting shares of the capital stock of the Company, (ii) if the long-term senior unsecured rating of General Electric Capital Corporation is downgraded or withdrawn by Fitch or S&P below their two highest rating categories, (iii) if General Electric Capital Corporation is no longer obligated pursuant to the terms of the support agreement, dated as of October 1, 1990, between General Electric Capital Corporation and the Company, to maintain the Company's net worth or liquidity (as such terms are defined therein) at the levels specified therein, or if such support agreement, including any amendment thereto, has been breached, terminated or otherwise held to be unenforceable and (iv) if such support agreement, including any amendment thereto, is amended or modified.

          Trust Fund: The corpus of the trust created by this Agreement evidenced by the Certificates and consisting of:

          (i) the Mortgage Loans;

          (ii) all payments on or collections in respect of such Mortgage Loans, except as otherwise described in the first paragraph of Section 2.01, including the proceeds from the liquidation of any Additional Collateral for any Pledged Asset Mortgage Loan;

          (iii) the obligation of the Company to deposit in the Certificate Account the amounts required by Sections 3.02(d), 3.02(e) and 4.04(a), and the obligation of the Trustee to deposit in the Certificate Account any amount required pursuant to Section 4.04(b);

          (iv) the obligation of the Company to purchase or replace any Defective Mortgage Loan pursuant to Section 2.02 or 2.03;

          (v) all property acquired by foreclosure or deed in lieu of foreclosure with respect to any REO Mortgage Loan;

          (vi) the proceeds of the Primary Insurance Policies, if any, and the hazard insurance policies required by Section 3.06, in each case, in respect of the Mortgage Loans, and the Company's interest in the Surety Bond transferred to the Trustee pursuant to Section 2.01;

          (vii) the Certificate Account established pursuant to
     Section 3.02(d);

          (viii) the Eligible Account or Accounts, if any, established pursuant to Section 3.02(e);

          (ix) any collateral funds established to secure the obligations of the Holder of the Class B4 and Class B5 Certificates, respectively, under any agreements entered into between such holder and the Company pursuant to Section 3.08(e) (which collateral funds will not constitute a part of any REMIC established hereunder); and

          (x) all rights of the Company as assignee under any security agreements, pledge agreements or guarantees relating to the Additional Collateral supporting any Pledged
     Asset Mortgage Loan.

          Trustee: The institution executing this Agreement as Trustee, or its successor in interest, or if any successor trustee is appointed as herein provided, then such successor trustee so appointed.

          Unanticipated Recovery: As defined in Section 4.01(f) herein.

          Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of the property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to
     Section 3.06.

          Unpaid Class Interest Shortfall: As to any Distribution Date and any Class of Certificates (other than any Class of Principal Only Certificates and any Class consisting of Specified Components) or any Specified Component (other than any Principal Only Component), the amount, if any, by which the aggregate of the Class Interest Shortfalls for such Class or in respect of such Specified Component for prior Distribution Dates is in excess of the aggregate amounts distributed on prior Distribution Dates to Holders of such Class of Certificates or in respect of such Specified Component (or added to the Class Certificate Principal Balance of any Class of Accrual Certificates, or to the Component Principal Balance of any Accrual Component constituting a Specified Component) pursuant to Section 4.01(a)(ii), in the case of the Senior Certificates (other than any Class of Principal Only Certificates) and any Specified Component thereof (other than any Principal Only Component), Section 4.01(a)(vi), in the case of the Class M Certificates, Section 4.01(a)(ix), in the case of the Class B1 Certificates, Section 4.01(a)(xii), in the case of the Class B2 Certificates, Section 4.01(a)(xv), in the case of the Class B3 Certificates, Section 4.01(a)(xviii), in the case of the Class B4 Certificates, and Section 4.01(a)(xxi), in the case of the Class B5 Certificates. As to any Class of Certificates consisting of Specified Components and any Distribution Date, the sum of the Unpaid Class Interest Shortfalls for the Specified Components thereof on such date.

          Upper Tier REMIC: One of the two separate REMICs comprising the Trust Fund, the assets of which consist of the Lower Tier Interests.

          Voluntary Principal Prepayment: With respect to any
     Distribution Date, any prepayment of principal received from the related Mortgagor on a Mortgage Loan.

          Voting Rights: The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of Section 10.01. At all times during the term of this Agreement, 99% of all Voting Rights shall be allocated to the Classes of Certificates (other than the Class A8 Certificates), and 1% shall be allocated to Class A8 Certificates. Voting Rights shall be allocated among the Classes (other than the Class A8 Certificates) (and among the Certificates within each Class of Certificates) in proportion to their Class Certificate Principal Balances (or Certificate Principal Balances or Notional Principal Balances), as the case may be.

                           ARTICLE II

 CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

      Section 2.01. Conveyance of Mortgage Loans. (a) The Company, concurrently with the execution and delivery of this Agreement, does hereby transfer, assign, set-over and otherwise convey to the Trustee without recourse (except as provided herein) all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received by the Company on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before, and all Principal Prepayments received before, the Cut-off Date).

     (b) In addition, with respect to any Pledged Asset Mortgage Loan, the Company does hereby transfer, assign, set-over and otherwise convey to the Trustee without recourse (except as provided herein) (i) its rights as assignee under any security agreements, pledge agreements or guarantees relating to the Additional Collateral supporting any Pledged Asset Mortgage Loan, (ii) its security interest in and to any Additional Collateral, (iii) its right to receive payments in respect of any Pledged Asset Mortgage Loan pursuant to the Pledged Asset Mortgage Servicing Agreement, and (iv) its rights as beneficiary under the Surety Bond in respect of any Pledged Asset Mortgage Loan.

     (c) In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the following documents or instruments with respect to:

          (1) Each Mortgage Loan (other than any Cooperative Loan or Designated Loan) so transferred and assigned:

               (i) The Mortgage Note, endorsed without recourse in blank by the Company, including all intervening endorsements showing a complete chain of endorsement from the originator to the Company; provided, however, that if such Mortgage Note is a Confirmatory Mortgage Note, such Confirmatory Mortgage Note may be payable directly to the Company or may show a complete chain of endorsement from the named payee to the Company;

               (ii) Any assumption and modification agreement;

               (iii) An assignment in recordable form (which may be included in a blanket assignment or assignments) of the Mortgage to the Trustee; and

               (2) Each Cooperative Loan (other than a Designated
          Loan) so transferred and assigned:

               (i) The Mortgage Note, endorsed without recourse in blank by the Company and showing an unbroken chain of endorsements from the originator to the Company; provided, however, that if such Mortgage Note is a Confirmatory Mortgage Note, such Confirmatory Mortgage Note may be payable directly to the Company or may show a complete chain of endorsement from the named payee to the Company;

               (ii) A counterpart of the Proprietary Lease and the Assignment of Proprietary Lease executed in blank or to the originator of the Cooperative Loan;

               (iii) The related Cooperative Stock Certificate, together with an undated stock power (or other similar instrument) executed in blank;

               (iv) A counterpart of the recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

               (v) The Security Agreement;

               (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator in the Cooperative Stock and the Proprietary Lease;

               (vii) If applicable, copies of the UCC-3 assignments of the security interest described in clause (vi) above, sent to the appropriate public office for filing, showing an unbroken chain of title from the originator to the Company, evidencing the security interest of the originator in the Cooperative Stock and the Proprietary Lease;

               (viii) An executed assignment (which may be a blanket assignment for all Cooperative Loans) of the interest of the Company in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement described in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee; and

               (ix) A UCC-3 assignment from the Company to the Trustee of the security interest described in clause
          (vi) above, in form suitable for filing, otherwise complete except for filing information regarding the original UCC-1 if unavailable (which may be included in a blanket assignment to the Trustee).

           In instances where a completed assignment of the Mortgage in recordable form cannot be delivered by the Company to the Trustee in accordance with Section 2.01(b)(1)(iii) prior to or concurrently with the execution and delivery of this Agreement, due to a delay in connection with recording of the Mortgage, the Company may, in lieu of delivering the completed assignment in recordable form, deliver to the Trustee the assignment in such form, otherwise complete except for recording information.

          (3) With respect to each Designated Loan, the Company does hereby deliver to the Trustee the Designated Loan
     Closing Documents.

     (d) In connection with each Mortgage Loan transferred and assigned to the Trustee, the Company shall deliver to the Trustee the following documents or instruments as promptly as practicable, but in any event within 30 days, after receipt by the Company of all such documents and instruments for all of the outstanding Mortgage Loans:

               (i) the Mortgage with evidence of recording indicated thereon (other than with respect to a Cooperative Loan);

               (ii) a copy of the title insurance policy (other than with respect to a Cooperative Loan);

               (iii) with respect to any Mortgage that has been assigned to the Company, the related recorded intervening assignment or assignments of Mortgage, showing a complete chain of assignment from the originator to the Company (other than with respect to a Cooperative Loan); and

               (iv) with respect to any Cooperative Loan that has been assigned to the Company, the related filed intervening UCC-3 financing statements (not previously delivered pursuant to Section
          2.01(b)(2)(vii)), showing a complete chain of assignment from the named originator to the Company.

Pending such delivery, the Company shall retain in its files (a) copies of the documents described in clauses (i) and (iii) of the preceding sentence, without evidence of recording thereon, and
(b) title insurance binders with respect to the Mortgage Loans (other than with respect to a Cooperative Loan). The Company shall also retain in its files evidence of any primary mortgage insurance relating to the Mortgage Loans during the period when the related insurance is in force. Such evidence shall consist, for each Mortgage Loan, of a certificate of private mortgage insurance relating to such Mortgage Loan or an electronic screen print setting forth the information contained in such certificate of private mortgage insurance, including, without limitation, information relating to the name of the mortgage insurance carrier, the certificate number, the loan amount, the property address, the effective date of coverage, the amount of coverage and the expiration date of the policy. (The copies of the Mortgage, intervening assignments of Mortgage, if any, title insurance binder and the Primary Insurance Policy, if any, described in the second and third preceding sentences are collectively referred to herein as the "Document File" with respect to each Mortgage Loan.) The Company shall advise the Trustee in writing if such delivery to the Trustee shall not have occurred on or before the first anniversary of the Closing Date. The Company shall promptly furnish to the Trustee the documents included in the Document Files (other than any such documents previously delivered to the Trustee as originals or copies) either (a) upon the written request of the Trustee or (b) when the Company or the Trustee obtains actual notice or knowledge of a Trigger Event. The Trustee shall have no obligation to request delivery of the Document Files unless a Responsible Officer of the Trustee has actual notice or knowledge of the occurrence of a Trigger Event.

           In the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the date of execution and delivery of this Agreement, the Company, in lieu of delivering the above documents to the Trustee, herewith delivers to the Trustee a certification of a Servicing Officer of the nature set forth in Section 3.09.

     (e) The Company shall not be required to record the assignments of the Mortgages referred to in Section 2.01(b)(1)(iii) or file the UCC-3 assignments referred to in
Section 2.01(b)(2)(ix) to the Trustee unless the Company or the Trustee obtains actual notice or knowledge of the occurrence of any Trigger Event; provided, however, that such recording or filing shall not be required if the Company delivers to the Trustee a letter from each Rating Agency to the effect that the failure to take such action will not cause such Rating Agency to reduce or withdraw its then current ratings of the Certificates. The party obtaining actual notice or knowledge of any of such events shall give the other party prompt written notice thereof. For purposes of the foregoing (as well as for purposes of determining whether the Company shall be required to deliver the Document Files to the Trustee following the occurrence of a Trigger Event), the Company shall be deemed to have knowledge of any such downgrading referred to in the definition of Trigger Event if, in the exercise of reasonable diligence, the Company has or should have had knowledge thereof. As promptly as practicable subsequent to the Company's delivery or receipt of such written notice, as the case may be, the Company shall insert the recording or filing information in the assignments of the Mortgages or UCC-3 assignments to the Trustee and shall cause the same to be recorded or filed, at the Company's expense, in the appropriate public office for real property records or UCC financing statements, except that the

Company need not cause to be so completed and recorded any assignment of mortgage which relates to a Mortgage Loan secured by property in a jurisdiction under the laws of which, on the basis of an Opinion of Counsel reasonably satisfactory to the Trustee and satisfactory to each Rating Agency (as evidenced in writing), recordation of such assignment is not necessary to protect the Trustee against discharge of such Mortgage Loan by the Company or any valid assertion that any Person other than the Trustee has title to or any rights in such Mortgage Loan. In the event that the Company fails or refuses to record or file the assignment of Mortgages or UCC-3 financing statement in the circumstances provided above, the Trustee shall record or cause to be recorded or filed such assignment or UCC-3 financing statement at the expense of the Company. In connection with any such recording or filing, the Company shall furnish such documents as may be reasonably necessary to accomplish such recording or filing. Notwithstanding the foregoing, at any time the Company may record or file, or cause to be recorded or filed, the assignments of Mortgages or UCC-3 financing statement at the expense of the Company.

      Section 2.02. Acceptance by Trustee. Subject to the examination hereinafter provided, the Trustee acknowledges receipt of the Mortgage Notes, the assignments of the Mortgages to the Trustee, the assumption and modification agreements, if any, the documents specified in Section 2.01(b)(2) (subject to any permitted delayed delivery of the documents described in
Section 2.01(c)(iv)), and the Designated Loan Closing Documents, if any, delivered pursuant to Section 2.01, and declares that the Trustee holds and will hold such documents and each other document delivered to it pursuant to Section 2.01 in trust, upon the trusts herein set forth, for the use and benefit of all present and future Certificateholders. The Trustee agrees, for the benefit of Certificateholders, to review each Mortgage File within 45 days after (i) the execution and delivery of this Agreement, in the case of the Mortgage Notes, the assignments of the Mortgages to the Trustee, the assumption and modification agreements, if any, the documents specified in Section 2.01(b)(2) (subject to any permitted delayed delivery of the documents described in Section 2.01(c)(iv)), and the Designated Loan Closing Documents, if any, (ii) delivery to the Trustee after the Closing Date of the Mortgage Notes and the assumption and modification agreements, if any, with respect to each Designated Loan, and (iii) delivery of the recorded Mortgages, title insurance policies, recorded intervening assignments of Mortgage, if any, and filed intervening UC 3 financing statements, if any, with respect to any Cooperative Loan to ascertain that all required documents set forth in Section 2.01 have been executed, received and recorded, if applicable, and that such documents relate to the Mortgage Loans identified in Exhibit C hereto. In performing such examination, the Trustee may conclusively assume the due execution and genuineness of any such document and the genuineness of any signature thereon. It is understood that the scope of the Trustee's examination of the Mortgage Files is limited solely to confirming, after receipt of the documents listed in Section 2.01, that such documents have been executed, received and recorded, if applicable, and relate to the Mortgage Loans identified in Exhibit C to this Agreement. If in the course of such review the Trustee finds (1) that any document required to be delivered as aforesaid has not been delivered, or (2) any such document has been mutilated, defaced or physically altered without the borrower's authorization or approval, or (3) based upon its examination of such documents, the information with respect to any Mortgage Loan set forth on Exhibit C is not accurate, the Trustee shall promptly so notify the Company in writing, which shall have a period of 60 days after receipt of such notice to correct or cure any such defect. The Company hereby covenants and agrees that, if any such material defect cannot be corrected or cured, the Company will on a Distribution Date which is not later than the first Distribution Date which is more than ten days after the end of such 60-day period repurchase the related Mortgage Loan from the Trustee at the Purchase Price therefor or replace such Mortgage Loan pursuant to Section 2.03(b); provided, however, that if the defect (or breach pursuant to Section 2.03(a)) is one that, had it been discovered before the Startup Day, would have prevented the Mortgage Loan from being a "qualified mortgage" within the meaning of the REMIC Provisions, such defect or breach shall be cured, or the related Mortgage Loan shall be repurchased or replaced, on a Distribution Date which falls within 90 days of the date of discovery of such defect or breach. The Purchase Price for the repurchased Mortgage Loan, or any amount required in respect of a substitution pursuant to Section 2.03(b), shall be deposited by the Company in the Certificate Account pursuant to Section 3.02(d) on the Business Day prior to the applicable Distribution Date and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall release or cause to be released to the Company the related Mortgage File and shall execute and deliver or cause to be executed and delivered such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Company any Mortgage Loan released pursuant hereto. It is understood and agreed that the obligation of the Company to repurchase or replace any Mortgage Loan as to which a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to Certificateholders or the Trustee on behalf of Certificateholders. Upon receipt by the Trustee of the Mortgage Note with respect to a Designated Loan that is not defective in accordance with the fifth sentence of the preceding paragraph, the related Lost Note Affidavit delivered pursuant to Section
2.01 shall be void and the Trustee shall return it to the Company.

      Section 2.03. Representations and Warranties of the
Company; Mortgage Loan Repurchase. (a) The Company hereby represents and warrants to the Trustee that:

               (i) The information set forth in Exhibit C hereto was true and correct in all material respects at the date or dates respecting which such information is furnished;

               (ii) As of the date of the initial issuance of the Certificates, other than with respect to Cooperative Loans, each Mortgage is a valid and enforceable first lien on the property securing the related Mortgage Note subject only to (a) the lien of current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the property subject to the Mortgage is located or specifically reflected in the appraisal obtained in connection with the origination of the related Mortgage Loan obtained by the Company and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

               (iii) Immediately prior to the transfer and assignment herein contemplated, the Company had good title to, and was the sole owner of, each Mortgage Loan and all action had been taken to obtain good record title to each related Mortgage. Each Mortgage Loan has been transferred free and clear of any liens, claims and encumbrances;

               (iv) As of the date of the initial issuance of the Certificates, no payment of principal of or interest on or in respect of any Mortgage Loan is 30 or more days past due and none of the Mortgage Loans have been past due 30 or more days more than once during the preceding 12 months;

               (v) As of the date of the initial issuance of the Certificates, other than with respect to Cooperative Loans, there is no mechanics' lien or claim for work, labor or material affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal or coordinate with, the lien of such Mortgage except those which are insured against by the title insurance policy referred to in (x) below;

               (vi) As of the date of the initial issuance of the Certificates, other than with respect to Cooperative
          Loans, there is no delinquent tax or assessment lien against the property subject to any Mortgage;

               (vii) As of the date of the initial issuance of the Certificates, there is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal and interest on such Mortgage Note;

               (viii) As of the date of the initial issuance of the Certificates, the physical property subject to any Mortgage (or, in the case of a Cooperative Loan, the related Cooperative Apartment) is free of material damage and is in good repair;

               (ix) Each Mortgage Loan at the time it was made complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity and disclosure laws;

               (x) Other than with respect to Cooperative Loans, a lender's title insurance policy or binder, or other assurance of title insurance customary in the relevant jurisdiction therefor was issued on the date of the origination of each Mortgage Loan and each such policy or binder is valid and remains in full force and effect;

               (xi) None of the Mortgage Loans constitute Pledged Asset Mortgage Loans. The Loan-to-Value Ratio of each Mortgage Loan was not more than 95%. As of the Cut-off Date, no more than 13.00% of the Mortgage Loans by Scheduled Principal Balance had Loan-to-Value Ratios of more than 80% and each such Mortgage Loan is covered by a Primary Insurance Policy so long as its then outstanding principal amount exceeds 80% of the greater of (a) the Original Value and (b) the then current value of the related Mortgaged Property as evidenced by an appraisal thereof satisfactory to the Company. Each Primary Insurance Policy is issued by a private mortgage insurer acceptable to FNMA or FHLMC;

               (xii) Each Mortgage Note is payable on the first day of each month in self-amortizing monthly installments of principal and interest, with interest payable in arrears, over an original term of not more than thirty years. The Mortgage Rate of each Mortgage Note of the related Mortgage Loan was not less than 6.375% per annum and not greater than 8.500% per annum. The Mortgage Rate of each Mortgage Note is fixed for the life of the related Mortgage Loan;

               (xiii) Other than with respect to Cooperative Loans, the improvements on the Mortgaged Properties are insured against loss under a hazard insurance policy with extended coverage and conforming to the requirements of Section 3.06 hereof. As of the date of initial issuance of the Certificates, all such insurance policies are in full force and effect;

               (xiv) As of the Cut-off Date, (i) no more than 8.50% of the Mortgage Loans by Scheduled Principal Balance had a Scheduled Principal Balance of more than $500,000 and up to and including $750,000; (ii) no more than 1.25% of the Mortgage Loans by Scheduled Principal Balance had a Scheduled Principal Balance of more than $750,000 and up to and including $1,000,000; and (iii) no more than 0.75% of the Mortgage Loans by Scheduled Principal Balance had a Scheduled Principal Balance of more than $1,000,000;

               (xv) As of the Cut-off Date, no more than 1.25% of the Mortgage Loans by Scheduled Principal Balance are secured by Mortgaged Properties located in any one postal zip code area;

               (xvi) As of the Cut-off Date, at least 97.75% of the Mortgage Loans by Scheduled Principal Balance are secured by Mortgaged Properties determined by the Company to be the primary residence of the Mortgagor. The basis for such determination is the making of a representation by the Mortgagor at origination that he or she intends to occupy the underlying property;

               (xvii) As of the Cut-off Date, at least 92.50% of the Mortgage Loans by Scheduled Principal Balance are secured by one-family detached residences;

               (xviii) As of the Cut-off Date, no more than 3.00% of the Mortgage Loans by Scheduled Principal Balance are secured by condominiums and, as of the Cut-off Date, no more than 1.25% of the Mortgage Loans by Scheduled Principal Balance are secured by two- to four-family residential properties. As to each condominium or related Mortgage Loan, (a) the related condominium is in a project that is on the FNMA or FHLMC approved list, (b) the related condominium is in a project that, upon submission of appropriate application, could be so approved by either FNMA or FHLMC, (c) the related Mortgage Loan meets the requirements for purchase by FNMA or FHLMC, (d) the related Mortgage Loan is of the type that could be approved for purchase by FNMA or FHLMC but for the principal balance of the related Mortgage Loan or the pre-sale requirements or
          (e) the related Mortgage Loan has been approved by a nationally recognized mortgage pool insurance company for coverage under a mortgage pool insurance policy issued by such insurer. As of the Cut-off Date, no more than 0.25% of the Mortgage Loans by Scheduled Principal Balance are secured by condominiums located in any one postal zip code area;

               (xix) Other than with respect to Cooperative
          Loans, no Mortgage Loan is secured by a leasehold interest in the related Mortgaged Property and each Mortgagor holds fee title to the related Mortgaged Property;

               (xx) As of the Cut-off Date, no more than 0.25% of the Mortgage Loans by Scheduled Principal Balance constituted Buydown Mortgage Loans. The maximum Buydown Period for any Buydown Mortgage Loan is three years, and the maximum difference between the stated Mortgage Rate of any Buydown Mortgage Loan and the rate paid by the related Mortgagor is three percentage points. The portion of the interest rate paid by the related Mortgagor will not increase by more than one percentage point for each six-month period;

               (xxi) The original principal balances of the Mortgage Loans range from $227,500 to $1,500,000;

               (xxii) As of the Cut-off Date, no more than 1.50% of the Mortgage Loans by Scheduled Principal Balance are secured by second homes and no more than 0.75% of the Mortgage Loans by Scheduled Principal Balance are secured by investor-owned properties;

                (xxiii) All appraisals have been prepared substantially in accordance with the description contained under the caption "The Trust Fund - The Mortgage Loans" in the Company's prospectus dated October 22, 1998 accompanying the prospectus supplement dated October 22, 1998, pursuant to which certain Classes of the Certificates were publicly offered;

               (xxiv) No selection procedures, other than those necessary to comply with the representations and warranties set forth herein or the description of the Mortgage Loans made in any disclosure document delivered to prospective investors in the Certificates, have been utilized in selecting the Mortgage Loans from the Company's portfolio which would be adverse to the interests of the Certificateholders;

               (xxv) Other than with respect to Cooperative
          Loans, to the best of the Company's knowledge, at origination no improvement located on or being part of a Mortgaged Property was in violation of any applicable zoning and subdivision laws and ordinances;

               (xxvi) None of the Mortgage Loans is a temporary construction loan. With respect to any Mortgaged Property which constitutes new construction, the related construction has been completed substantially in accordance with the specifications therefor and any incomplete aspect of such construction shall not be material or interfere with the habitability or legal occupancy of the Mortgaged Property. Mortgage Loan amounts sufficient to effect any such completion are in escrow for release upon or in connection with such completion or a performance bond or completion bond is in place to provide funds for this purpose and such completion shall be accomplished within 120 days after weather conditions permit the commencement thereof;

               (xxvii) As of the Closing Date, each Mortgage Loan is a "qualified mortgage" as defined in Section
          860G(a)(3) of the Code;

               (xxviii) As of the Closing Date, the Company possesses the Document File with respect to each Mortgage Loan, and, other than with respect to Cooperative Loans, the related Mortgages and intervening assignment or assignments of Mortgages, if any, have been delivered to a title insurance company for recording;

               (xxix) As of the Cut-Off Date, none of the Mortgage Loans are Cooperative Loans. With respect to each Cooperative Loan:

                    (A) The Security Agreement creates a first
               lien in the stock ownership and leasehold rights associated with the related Cooperative Apartment;

                    (B) The lien created by the related Security
               Agreement is a valid, enforceable and subsisting first priority security interest in the related Cooperative Stock securing the related Mortgage Note, subject only to (a) liens of the Cooperative for unpaid assessments representing the Mortgagor's pro rata share of the Cooperative's payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement. There are no liens against or security interest in the Cooperative Stock relating to such Cooperative Loan (except for unpaid maintenance, assessments and other amounts owed to the related Cooperative which individually or in the aggregate do not have a material adverse effect on such Cooperative Loan), which have priority over the Trustee's security interest in such Cooperative Stock;

                    (C) The Cooperative Stock that is pledged as
               security for the Mortgage Loan is held by a person as a "tenant-stockholder" within the meaning of section 216 of the Code, the related Cooperative that owns title to the related cooperative apartment building is a "cooperative housing corporation" within the meaning of section 216 of the Code, and such Cooperative is in material compliance with applicable federal, state and local laws which, if not complied with, could have a material adverse effect on the Mortgaged Property; and

                    (D) There is no prohibition against pledging
               the Cooperative Stock or assigning the Proprietary
               Lease; and

               (xxx) With respect to each Mortgage Loan identified on Exhibit C as having been originated or acquired under the Company's Enhanced Streamlined Refinance program, the value of the related Mortgaged Property, as of the date of such origination or acquisition under the Company's Enhanced Streamlined Refinance program, is no less than the value thereof established at the time the mortgage loan that is the subject of the refinancing was originated.

           It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee. Upon discovery by either the Company or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other. Subject to the following sentence, within 60 days of its discovery or its receipt of notice of breach, or, with the prior written consent of a Responsible Officer of the Trustee, such longer period specified in such consent, the Company shall cure such breach in all material respects or shall repurchase such Mortgage Loan from the Trustee or replace such Mortgage Loan pursuant to Section 2.03(b). Any such repurchase by the Company shall be accomplished in the manner set forth in Section 2.02, subject to the proviso of the third-to-last sentence thereof, and at the Purchase Price. It is understood and agreed that the obligation of the Company to repurchase or replace any Mortgage Loan as to which a breach occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders and such obligation of the Company to repurchase or replace any such Mortgage Loan shall not be assumed by any Person which may succeed the Company as servicer hereunder, but shall continue as an obligation of the Company. Notwithstanding the preceding sentence, if a breach of the representation and warranty of the Company contained in
Section 2.03(a)(ix) occurs as a result of a violation of the federal Truth in Lending Act, 15 U.S.C. ss. 1601 et seq., as amended ("TILA") or any state truth-in lending or similar statute, and the Trustee or the Trust Fund is named as a defendant in a TILA suit or a suit under any such statutes in respect of such violation and liability in respect thereof is imposed upon the Trustee or the Trust Fund as assignees of the related Mortgage Loan pursuant to Section 1641 of TILA, or any analogous provision of any such statute, the Company shall indemnify the Trustee and the Trust Fund from, and hold them harmless against, any and all losses, liabilities, damages, claims or expenses (including reasonable attorneys' fees) to which the Trustee and the Trust Fund, or either of them, become subject pursuant to TILA or any such statute, insofar as such losses, damages, claims or expenses (including reasonable attorneys'

fees) result from such violation. The Company's obligations under the preceding sentence shall not impair or derogate from the Company's obligations to the Trustee under
Section 8.05.

     (b) If the Company is required to repurchase any Mortgage Loan pursuant to Section 2.02 or 2.03(a), the Company may, at its option, within the applicable time period specified in such respective Sections, remove such Defective Mortgage Loan from the terms of this Agreement and substitute one or more other mortgage loans for such Defective Mortgage Loan, in lieu of repurchasing such Defective Mortgage Loan, provided that no such substitution shall occur more than two years after the Closing Date. Any substitute Mortgage Loan shall (a) have a Scheduled Principal Balance (together with that of any other Mortgage Loan substituted for the same Defective Mortgage Loan) as of the first Distribution Date following the month of substitution not in excess of the Scheduled Principal Balance of the Defective Mortgage Loan as of such date (the amount of any difference, plus one month's interest thereon at the respective Remittance Rate, to be deposited by the Company in the Certificate Account pursuant to Section 2.02), (b) have a Mortgage Rate not less than, and not more than one percentage point greater than, the Mortgage Rate of the Defective Mortgage Loan, (c) have the same Net Mortgage Rate as the Defective Mortgage Loan, (d) have a remaining term to stated maturity not later than, and not more than one year less than, the remaining term to stated maturity of the Defective Mortgage Loan, (e) be, in the reasonable determination of the Company, of the same type, quality and character as the Defective Mortgage Loan as if the defect or breach had not occurred, (f) have a ratio of its current principal amount to its Original Value not greater than that of the removed Mortgage Loan and (g) be, in the reasonable determination of the Company, in compliance with the representations and warranties contained in Section 2.03(a) as of the date of substitution.

           The Company shall amend the Mortgage Loan Schedule to reflect the withdrawal of any Defective Mortgage Loan and the substitution of a substitute Mortgage Loan therefor. Upon such amendment the Company shall be deemed to have made as to such substitute Mortgage Loan the representations and warranties set forth in Section 2.03(a) as of the date of such substitution, which shall be continuing as long as any Certificate shall be outstanding or this Agreement has not been terminated, and the remedies for breach of any such representation or warranty shall be as set forth in Section 2.03(a). Upon such amendment, the Trustee shall review the Mortgage File delivered to it relating to the substitute Mortgage Loan, within the time and in the manner and with the remedies specified in Section 2.02, except that for purposes of this Section 2.03(b) (other than the two-year period specified in the first sentence of the preceding paragraph of this Section 2.03(b)), such time shall be measured from the date of the applicable substitution.

      Section 2.04. Execution of Certificates. The Trustee has caused to be executed, countersigned and delivered to or upon the order of the Company, in exchange for the Mortgage Loans, the Certificates in authorized denominations evidencing the entire ownership of the Trust Fund.

      Section 2.05. The REMICs. (a) For federal income tax purposes, the Trust Fund shall consist of two REMICs, the Lower Tier REMIC and the Upper Tier REMIC. The Certificates, other than the Class RL Certificate, shall be issued by the Upper Tier REMIC, and the Class RL Certificate shall be issued by the Lower Tier REMIC. The Lower Tier REMIC shall be evidenced by the Class RL Certificate and the regular interests having the characteristics and terms set forth in the following table, which interests (other than the Class RL Certificate) shall be issued by the Lower Tier REMIC to the Trustee. The Lower Tier Interests and the proceeds thereof shall be assets of the Upper Tier REMIC. Principal of and interest on the Lower Tier Interests shall be allocated to the Corresponding Classes of Certificates (or Components) in the manner set forth in the following table.

                                             Corresponding Class
                                              of Certificates(1)
                                             -------------------

                                  Lower Tier Allocation   Allocation
Lower Tier       Initial Lower    Interest       of          of
Interest          Tier Balance      Rate     Principal    Interest
--------          ------------      ----     ---------    --------
A1          $   100,646,422.00      6.75%       A1          A1
A2                7,371,000.00      6.75        A2          A2
A3               50,001,961.00      6.75        A3          A3
A4               50,256,000.00      6.75        A4          A4
A5               32,689,411.00      6.75        A5          A5
A6              179,940,409.00      6.75        A6          A6
A7                9,672,000.00      6.75        A7          A7
A9               25,249,997.00      6.75        A9          (2)
A10              14,673,337.00     (3)          A10         A10
A11               4,891,113.00     (3)          A11         A11
A12              17,620,000.00      6.75        A12         A12
A13               7,007,760.00      6.75        A13         A13
PO                  989,657.77      0.00        PO          N/A
 M                7,828,000.00      6.75        M           M
B1                3,914,000.00      6.75        B1          B1
B2                2,609,000.00      6.75        B2          B2
B3                3,393,000.00      6.75        B3          B3
B4                1,565,000.00      6.75        B4          B4
B5                1,566,387.40      6.75        B5          B5
 R                      100.00      6.75        R           R

--------------------------

(1) Unless otherwise indicated, the amount of interest and principal allocable from a Lower Tier Interest to its Corresponding Class or Classes of Certificates on any Distribution Date shall be 100%.

(2) On each Distribution Date, interest accrued on Lower-Tier Interest A9 for the applicable Interest Accrual Period shall be allocated as follows: (x) an amount equal to the Accrued Certificate Interest on the Corresponding Class shall be allocated to such Class; and (y) the excess of such amount shall be allocated to the Class A8 Certificates.

(3) The Certificate Interest Rates of Lower Tier Interests A10 and A11 Certificates for each Interest Accrual Period shall equal such rates for the Class A10 and Class A11
     Certificates, respectively.

     (b) The Lower Tier Interests shall be issued as non-certificated interests. The Class RL Certificate shall be issued in fully registered certificated form and shall be executed and countersigned as provided in Section 5.01 hereof.

     (c) For purposes of further identifying the terms of the Lower Tier Interests, distributions of principal and interest on each Class of Lower Tier Interests shall be considered to correspond, in timing and aggregate amount, to the distributions of principal and interest, respectively, made under Section 4.01 on the Corresponding Classes of Certificates or Components, and allocations of losses on each Class of Lower Tier Interests shall be considered to correspond, in timing and aggregate amount, to the allocations of losses made under Section 4.03 on the Corresponding Classes of Certificates or Components.

     (d) On each Distribution Date, in addition to amounts otherwise distributable thereon pursuant to Section 4.01, the Trustee shall distribute to the holder of the Class RL Certificate any amounts (other than the amounts described in clauses (x) and (y) of the definition of Available Funds) remaining in the Lower Tier REMIC after all amounts required to be applied pursuant to Section 2.05(c) have been so applied. Any distributions pursuant to this clause (d) shall not reduce the Class Certificate Principal Balance of the Class RL Certificate.

     Section 2.06. Designations under the REMIC Provisions. (a) The Company hereby designates the Lower Tier Interests identified in Section 2.05(a) above as "regular interests," and the Class RL Certificate as the single class of "residual interests," in the Lower Tier REMIC for purposes of the REMIC Provisions.

     (b) The Company hereby designates the Classes of Certificates identified in Section 5.01(b), other than the Residual Certificates, as "regular interests," and the Class R
Certificate as the single class of "residual interests," in the Upper Tier REMIC for purposes of the REMIC Provisions.

     (c) The Closing Date will be the "Startup Day" for each of the Upper Tier REMIC and Lower Tier REMIC for purposes of the REMIC Provisions.

     (d) The "tax matters person" with respect to the Upper Tier REMIC for purposes of the REMIC Provisions shall be (i) the Company, if the Company is the owner of a Class R Certificate, or
(ii) in any other case, the beneficial owner of the Class R Certificate having the largest Percentage Interest of such Class; provided, however, that such largest beneficial owner and, to the extent relevant, each other holder of a Class R Certificate, by its acceptance thereof irrevocably appoints the Company as its agent and attorney-in-fact to act as "tax matters person" with respect to the Upper Tier REMIC for purposes of the REMIC Provisions.

           The "tax matters person" with respect to the Lower Tier REMIC for purposes of the REMIC Provisions shall be (i) the Company, if the Company is the owner of a Class RL Certificate, or (ii) in any other case, the beneficial owner of the Class RL Certificate having the largest Percentage Interest of such Class; provided, however, that such largest beneficial owner and, to the extent relevant, each other holder of a Class RL Certificate, by its acceptance thereof irrevocably appoints the Company as its agent and attorney-in-fact to act as "tax matters person" with respect to the Lower Tier REMIC for purposes of the REMIC Provisions.

     (e) The "latest possible maturity date" of the regular interests in the Upper Tier REMIC and Lower Tier REMIC is the Latest Possible Maturity Date for purposes of section 860G(a)(1) of the Code.

     (f) In the event that the Servicing Fee exceeds the amount reasonable for such services (within the meaning of Treasury Regulation 1.860D-1(b)(1)(ii)), the portion or portions of such fee that can be measured as a fixed number of basis points on some or all of the Mortgage Loans and can be treated as one or more stripped coupons within the meaning of Treasury Regulation 1.860D-1(b)(2)(iii) shall be treated as such stripped coupons and shall not be treated as a REMIC asset.

                           ARTICLE III

          ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

     Section 3.01. Company to Act as Servicer. (a) It is intended that each of the Upper Tier REMIC and the Lower Tier REMIC established hereunder shall constitute, and that the affairs of the REMICs shall be conducted so as to qualify each of the Upper Tier REMIC and the Lower Tier REMIC (other than any collateral fund established under the agreement referred to in Section 3.08(e)), as a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Company covenants and agrees that it shall act as agent (and the Company is hereby appointed to act as agent) on behalf of each of the Upper Tier REMIC and the Lower Tier REMIC established hereunder and the respective Holders of the Residual Certificates and that in such capacity it shall:

               (i) prepare and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to each of the Upper Tier REMIC and the Lower Tier REMIC established hereunder, using the calendar year as the taxable year and the accrual method of accounting, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby;

               (ii) within thirty days of the Closing Date, shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto (and the Company shall act as the representative of each of the Upper Tier REMIC and the Lower Tier REMIC established hereunder for this purpose), together with such additional information as may be required by such Form, and shall update such information at the time or times and in the manner required by the Code;

               (iii) make or cause to be made an election, on behalf of each of the Upper Tier REMIC and the Lower Tier REMIC established hereunder, to be treated as a REMIC, and make the appropriate designations, if applicable, in accordance with Section 2.06 hereof on the federal tax return of the Trust Fund for its first taxable year (and, if necessary, under applicable state law);

               (iv) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns or reports, or furnish or cause to be furnished by telephone, mail, publication or other appropriate method such information, as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the Prepayment Assumption Multiple;

               (v) provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Disqualified Organization, or an agent (including a broker, nominee or other middleman) of a Disqualified Organization, or a pass-through entity in which a Disqualified
          Organization is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax);

               (vi) use its best reasonable efforts to conduct the affairs of each of the Upper Tier REMIC and the Lower Tier REMIC established hereunder at all times that any Certificates are outstanding so as to maintain the status thereof as a REMIC under the REMIC Provisions;

               (vii) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of either of the Upper Tier REMIC or the Lower Tier REMIC or that would subject the Trust Fund to tax;

               (viii) exercise reasonable care not to allow the creation of any "interests" (A) in the Upper Tier REMIC within the meaning of section 860D(a)(2) of the Code in addition to the interests represented by the Classes of Certificates identified in Section 5.01(b) other than the Class RL Certificate, and (B) in the Lower Tier REMIC within the meaning of Section 860D(a)(2) of the Code in addition to the interests represented by the Lower Tier Interests identified in Section 2.05(a) and the Class RL Certificate;

               (ix) exercise reasonable care not to allow the occurrence of any "prohibited transactions" within the meaning of section 860F of the Code, unless the Company shall have provided an Opinion of Counsel to the Trustee that such occurrence would not (a) result in a taxable gain, (b) otherwise subject the Trust Fund to tax, or (c) cause either of the Upper Tier REMIC or the Lower Tier REMIC established hereunder to fail to qualify as a REMIC;

               (x) exercise reasonable care not to allow the Trust Fund to receive income from the performance of services or from assets not permitted under the REMIC
          Provisions to be held by a REMIC;

               (xi) pay the amount of any federal or state tax, including prohibited transaction taxes, taxes on certain contributions to the Upper Tier REMIC or Lower Tier REMIC after the Startup Day, and taxes on net income from foreclosure property, imposed on the Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Company or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Company from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings);

               (xii) ensure that federal, state or local income tax or information returns shall be signed by the Trustee or such other person as may be required to sign such returns by the Code or state or local laws, regulations or rules; and

               (xiii) maintain such records relating to each of the Upper Tier REMIC and the Lower Tier REMIC established hereunder, including but not limited to the income, expenses, individual Mortgage Loans (including Mortgaged Property), other assets and liabilities thereof, and the fair market value and adjusted basis of the property of each determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information.

         The Company shall be entitled to be reimbursed pursuant to
Section 3.04 for any federal income taxes paid by it pursuant to clause (xi) of the preceding sentence, except to the extent that such taxes are imposed as a result of the bad faith, misfeasance or negligence of the Company in the performance of its obligations hereunder. With respect to any reimbursement of prohibited transaction taxes, the Company shall inform the Trustee of the circumstances under which such taxes were incurred.

     (b) The Company shall service and administer the Mortgage Loans and shall have full power and authority, acting alone or through one or more Primary Servicers, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Company shall continue, and is hereby authorized and empowered by the Trustee, to execute and deliver, or file, as appropriate, on behalf of itself, the Certificateholders and the Trustee or any of them, any and all continuation statements, termination statements, instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the properties subject to the Mortgages. Without limitation of the foregoing, if the Company in its individual capacity agrees to refinance any Mortgage Loan upon the request of the related Mortgagor, the Company, as servicer hereunder, may execute an instrument of assignment in customary form to the Company in its individual capacity. In connection with any such refinancing, the Trustee shall, upon certification of a Servicing Officer to the effect that an amount equal to the principal balance of the related Mortgage Loan together with accrued and unpaid interest thereon at the applicable Remittance Rate to the date of such certification has been credited to the Mortgage Loan Payment Record, release the related Mortgage File to the Company whereupon the Company may cancel the related Mortgage Note. Upon request by the Company after the execution and delivery of this Agreement, the Trustee shall furnish the Company with any powers of attorney and other documents necessary or appropriate to enable the Company to carry out its servicing and administrative duties hereunder. Except as otherwise provided herein, the Company shall maintain servicing standards substantially equivalent to those required for approval by FNMA or FHLMC. The Company shall not agree to any modification of the material terms of any Mortgage Loan except as provided in the second sentence of Section 3.02(a) and in Section 3.07. The Company shall not release any portion of any Mortgaged Property from the lien of the related Mortgage unless the related Mortgage Loan would be a "qualified mortgage" within the meaning of the REMIC Provisions following such release.

     (c)   [Intentionally Omitted.]

     (d) The relationship of the Company (and of any successor to the Company as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

     (e) All costs incurred by the Company in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit, and such costs shall be recoverable by the Company to the extent permitted by
Section 3.04. The Company shall collect such amounts from the Mortgagor and shall credit the Mortgage Loan Payment Record accordingly.

     (f) If the Company enters into a servicing agreement with any servicer (a "Primary Servicer") pursuant to which such Primary Servicer shall directly service certain Mortgage Loans and the Company shall perform master servicing with respect thereto, the Company shall not be released from its obligations to the Trustee and Certificateholders with respect to the servicing and administration of the Mortgage Loans in accordance with the provisions of Article III hereof and such obligations shall not be diminished by virtue of any such servicing agreement or arrangement and the Company shall be obligated to the same extent and under the same terms and conditions as if the Company alone were servicing and administering the Mortgage Loans. Any amounts received by a Primary Servicer in respect of a Mortgage Loan shall be deemed to have been received by the Company whether or not actually received by it. Any servicing agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Primary Servicer in its capacity as such shall be deemed to be between the Company and the Primary Servicer alone, and the Trustee and the Certificateholders shall have no claims, obligations, duties or liabilities with respect thereto. Notwithstanding the foregoing, in the event the Company has been removed as the servicer hereunder pursuant to Section
6.04 or Section 7.01, the Trustee or any successor servicer appointed pursuant to Section 7.02 shall succeed to all of the Company's rights and interests (but not to any obligations or liabilities of the Company arising prior to the date of succession) under any servicing agreement with any Primary Servicer in respect of the Mortgage Loans, subject to the limitation on the Trustee's responsibilities under Section 7.02.

     (g) In no event shall any collateral fund established under the agreement referred to in Section 3.08(e) constitute an asset of any REMIC established hereunder.

      Section 3.02. Collection of Certain Mortgage Loan Payments; Mortgage Loan Payment Record; Certificate Account. (a) The Company shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans in its servicing portfolio. Consistent with the foregoing, the Company may in its discretion (i) waive any late payment charge or any assumption fees or other fees which may be collected in the ordinary course of servicing such Mortgage Loan and (ii) if a default on the Mortgage Loan has occurred or is reasonably foreseeable, arrange at any time prior to foreclosure with a Mortgagor a schedule for the payment of due and unpaid principal and interest for a period extending not longer than two years after the date that such schedule is arranged. Any arrangement of the sort described in clause (ii) above shall not affect the amount or timing of the Company's obligation to make Monthly Advances with respect to any Mortgage Loan which Monthly Advances shall be made pursuant to the original amortization schedule applicable to such Mortgage Loan.

     (b) The Company shall establish and maintain a Mortgage Loan Payment Record in which the following payments on and collections in respect of each Mortgage Loan shall as promptly as practicable be credited by the Company for the account of the Holders of the
Certificates:

               (i) All payments on account of principal, including Principal Prepayments (other than (A) payments of principal due and payable on the Mortgage Loans on or before, and all Principal Prepayments received before, the Cut-off Date, (B) in the case of a substitute Mortgage Loan, payments of principal due and payable on such Mortgage Loan on or before the Determination Date in the month of substitution, and all Principal Prepayments received before the first day of the month of substitution, and (C) in the case of a replaced Mortgage Loan, payments of principal due and payable on such Mortgage Loan after the Determination Date in the month of substitution, and all Principal Prepayments received in the month of substitution);

               (ii) All payments (other than (A) those due and payable on or before the Cut-off Date, (B) in the case of a substitute Mortgage Loan, those due and payable on such Mortgage Loan on or before the Determination Date in the month of substitution, and (C) in the case of a replaced Mortgage Loan, those due and payable on such Mortgage Loan after the Determination Date in the month of substitution) on account of interest at the applicable Remittance Rate on the Mortgage Loan received from the related Mortgagor, including any Buydown Funds applied with respect to interest at the applicable Remittance Rate on any Buydown Mortgage Loan;

               (iii) All Liquidation Proceeds received by the Company with respect to such Mortgage Loan and the Purchase Price for any Mortgage Loan purchased by the Company pursuant to Sections 2.02, 2.03 and 3.16 (including any amounts received in respect of a substitution of a Mortgage Loan);

               (iv) All Insurance Proceeds (including, for this purpose, any amounts required to be credited by the Company pursuant to the last sentence of Section 3.06) received by the Company for the benefit of the Trust Fund, other than proceeds to be applied to the restoration or repair of the property subject to the related Mortgage or released, or to be released, to the related Mortgagor in accordance with the normal servicing procedures of the Company;

               (v) All REO Proceeds;

               (vi) All Unanticipated Recoveries; and

               (vii) All amounts received by the Company with respect to any Pledged Asset Mortgage Loan pursuant to the liquidation of any Additional Collateral or pursuant to any recovery under the Surety Bond in accordance with Section 4.09.

           The foregoing requirements respecting credits to the Mortgage Loan Payment Record are exclusive, it being understood that, without limiting the generality of the foregoing, the Company need not enter in the Mortgage Loan Payment Record collections, Liquidation Proceeds or Insurance Proceeds in respect of Mortgage Loans which have been previously released from the terms of this Agreement, amounts representing fees or late charge penalties payable by Mortgagors, or amounts received by the Company for the account of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items.

     (c) Subject to subsection (e) below, until the Business Day prior to each Distribution Date on which amounts are required to be transferred to the Certificate Account pursuant to subsection
(d) of this Section 3.02, the Company may retain and commingle such amounts with its own funds and shall be entitled to retain for its own account any gain or investment income thereon, and any such investment income shall not be subject to any claim of the Trustee or Certificateholders. To the extent that the Company realizes any net loss on any such investments, the Company shall deposit in the Certificate Account an amount equal to such net loss at the time the Company is required to deposit amounts in the Certificate Account pursuant to subsection (d) of this section 3.02. Any such deposit shall not increase the Company's obligation under said subsection (d).

     (d) The Trustee shall establish and maintain with the Trustee in its corporate trust department a single separate trust account designated in the name of the Trustee for the benefit of the Holders of the Certificates issued hereunder (the "Certificate Account") into which the Company shall transfer, not later than 11:00 a.m. New York time on the Business Day prior to each Distribution Date, an amount in next day funds equal to the sum of Available Funds for such Distribution Date and any Unanticipated Recoveries received in the calendar month preceding the month of such Distribution Date. If the Trustee does not receive such transfer by 2:00 p.m. on such Business Day, it shall give the Company written notice thereof.

     (e) If the Company or a Responsible Officer of the Trustee obtains actual notice of or knowledge of the occurrence of either
(x) any Trigger Event or (y) the downgrade by S&P of General Electric Capital Corporation's short-term senior unsecured debt rating below A-1+ then, notwithstanding subsection (c) above, the Company shall promptly establish, and thereafter maintain, one or more Eligible Accounts in the name of the Trustee and bearing a designation indicating that amounts therein are held for the benefit of the Trustee and the Certificateholders, into which the Company and any Primary Servicer shall deposit within two Business Days after receipt, all amounts otherwise required to be credited to the Mortgage Loan Payment Record pursuant to Section 3.02(b); provided, however, that such action shall not be required if the Company delivers to the Trustee a letter from each Rating Agency to the effect that the failure to take such action will not cause such Rating Agency to withdraw or reduce its then current ratings of the Certificates. All amounts so deposited shall be held in trust for the benefit of Certificateholders. Amounts so deposited may be invested at the written instruction of the Company in Permitted Investments in the name of the Trustee maturing no later than the Business Day preceding the Distribution Date following the date of such investment; provided, however, that any such Permitted Investment which is an obligation of State Street Bank and Trust Company, in its individual capacity and not in its capacity as Trustee, may mature on such Distribution Date; and, provided further, that no such Permitted Investment shall be sold before the maturity thereof if the sale thereof would result in the realization of gain prior to maturity unless the Company has obtained an Opinion of Counsel that such sale or disposition will not cause the Trust Fund to be subject to the tax on prohibited transactions under section 860F of the Code, or otherwise subject the Trust Fund to tax or cause either of the Upper Tier REMIC or the Lower Tier REMIC established hereunder to fail to qualify as a REMIC. The Trustee shall maintain physical possession of all Permitted Investments, other than Permitted Investments maintained in book-entry form. The Company, as servicer, shall be entitled to retain for its own account any gain or other income from Permitted Investments, and neither the Trustee nor Certificateholders shall have any right or claim with respect to such income. The Company shall deposit an amount equal to any loss realized on any Permitted Investment as soon as any such loss is realized. If the provisions in this subsection (e) become operable, references in this Agreement to the Mortgage Loan Payment Record and credits and debits to such Record shall be deemed to refer to Eligible Accounts and transfers to and withdrawals from such Eligible Accounts. Any action which may be necessary to establish the terms of an account pursuant to this
Section 3.02(e) may be taken by an amendment or supplement to this Agreement or pursuant to a written order of the Company, which amendment, supplement or order shall not require the consent of Certificateholders, provided that the Company has delivered to the Trustee a letter from each Rating Agency to the effect that such amendment, supplement or order will not cause such Rating Agency to withdraw or reduce its then current ratings of the Certificates.

      Section 3.03. Collection of Taxes, Assessments and Other Items. Other than with respect to any Cooperative Loan, the Company shall establish and maintain with one or more depository institutions one or more accounts into which it shall deposit all collections of taxes, assessments, private mortgage or hazard insurance premiums or comparable items for the account of the Mortgagors. As servicer, the Company shall effect the timely payment of all such items for the account of Mortgagors. Withdrawals from such account or accounts may be made only to effect payment of taxes, assessments, private mortgage or standard hazard insurance premiums or comparable items, to reimburse the Company out of related collections for any payments made regarding taxes and assessments or for any payments made pursuant to Section 3.05 regarding premiums on Primary Insurance Policies and Section 3.06 regarding premiums on standard hazard insurance policies, to refund to any Mortgagors any sums determined to be overages, or to pay interest owed to Mortgagors to the extent required by law.

      Section 3.04. Permitted Debits to the Mortgage Loan Payment
Record. The Company (or any successor servicer pursuant to Section 7.02) may, from time to time, make debits to the Mortgage
Loan Payment Record for the following purposes:

               (i) To reimburse the Company or the applicable Primary Servicer for Liquidation Expenses theretofore incurred in respect of any Mortgage Loan in an amount not to exceed the amount of the related Liquidation Proceeds credited to the Mortgage Loan Payment Record pursuant to Section 3.02(b)(iii); provided that the Company or the applicable Primary Servicer shall not be entitled to reimbursement for Liquidation Expenses incurred after the initiation of foreclosure proceedings in respect of any Defaulted Mortgage Loan that is repurchased pursuant to Section 3.16;

               (ii) To reimburse the Company or the applicable Primary Servicer for Insured Expenses and amounts expended by it pursuant to Section 3.08 in good faith in connection with the restoration of property damaged by an Uninsured Cause, in an amount not to exceed the amount of the related Insurance Proceeds and Liquidation Proceeds (net of any debits pursuant to clause (i) above) and amounts representing proceeds of other insurance policies covering the property subject to the related Mortgage credited to the Mortgage Loan Payment Record pursuant to Section 3.02(b) (iii) and
          (iv);

               (iii) To reimburse the Company to the extent permitted by Sections 3.01(a) and 6.04;

               (iv) To pay to the Company amounts received in respect of any Defective Mortgage Loan or Defaulted Mortgage Loan purchased by the Company to the extent that the distribution of any such amounts on the Distribution Date upon which the proceeds of such purchase are distributed would make the total amount distributed in respect of any such Mortgage Loan on such Distribution Date greater than the Purchase Price therefor, net of any unreimbursed Monthly Advances made by the Company;

               (v) To reimburse the Company (or the Trustee, as applicable) for Monthly Advances theretofore made in respect of any Mortgage Loan to the extent of late payments, REO Proceeds, Insurance Proceeds and Liquidation Proceeds in respect of such Mortgage Loan;

               (vi) To reimburse the Company from any Mortgagor payment of interest or other recovery with respect to a particular Mortgage Loan, to the extent not previously retained by the Company, for unpaid Servicing Fees with respect to such Mortgage Loan, subject to Section 3.08(d);

               (vii) To reimburse the Company (or the Trustee, as applicable) for any Nonrecoverable Advance (which right of reimbursement of the Trustee pursuant to this clause shall be prior to such right of the Company);

               (viii) To make transfers of funds to the Certificate Account pursuant to Section 3.02(d); and

               (ix) To deduct any amount credited to the Mortgage
          Loan Payment Record in error.

           The Company shall keep and maintain separate accounting records, on a Mortgage Loan by Mortgage Loan basis, for the purpose of accounting for debits to the Mortgage Loan Payment Record pursuant to clauses (i), (ii), (iv), (v) and (vi) of this Section 3.04; provided, however, that it is understood and agreed that the records of such accounting need not be retained by the Company for a period longer than the five most recent fiscal years.

      Section 3.05. Maintenance of the Primary Insurance Policies. (a) The Company shall not take any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Company, would have been covered thereunder. To the extent coverage is available, the Company shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Note is 80% or less of the greater of (i) the related Original Value and (ii) the then current value of the property underlying the related Mortgage Note as evidenced by an appraisal thereof satisfactory to the Company; provided that no such Primary Insurance Policy need be kept in effect if doing so would violate applicable law. The Company shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Mortgage Loan that is in effect at the Closing Date and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having ratings equal to or better than the ratings then assigned to the Certificates by such Rating Agency. The Company agrees to effect the timely payment of the premium on each Primary Insurance Policy, and such costs not otherwise recoverable shall be recoverable by the Company from related Insurance Proceeds and Liquidation Proceeds pursuant to
Section 3.04.

     (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Company agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under each Primary Insurance Policy and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a related defaulted Mortgage Loan. To the extent provided in
Section 3.02(b), any amounts collected by the Company under any Primary Insurance Policy in respect of the Mortgage Loans (including, without limitation, a Mortgage Loan purchased by a related insurer) shall be credited to the Mortgage Loan Payment Record.

      Section 3.06. Maintenance of Hazard Insurance. The Company shall cause to be maintained for each Mortgage Loan, other than a Cooperative Loan, hazard insurance with a standard mortgagee clause and with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements securing such Mortgage Loan from time to time or the principal balance owing on such Mortgage Loan from time to time, whichever is less. The Company shall also maintain on property (other than Cooperative Apartments) acquired upon foreclosure, or by deed in lieu of foreclosure, hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value from time to time of the improvements which are a part of such property or
(ii) the unpaid principal balance of such Mortgage Loan at the time of such foreclosure or deed in lieu of foreclosure plus accrued interest and the good-faith estimate of the Company of related Liquidation Expenses to be incurred in connection therewith. To the extent provided in Section 3.02(b)(iv), amounts collected by the Company under any such policies in respect of the Mortgage Loans shall be credited to the Mortgage Loan Payment Record. Such costs shall be recoverable by the Company pursuant to Sections 3.03 and 3.04. In cases in which property securing any Mortgage Loan other than a Cooperative Loan is located in a federally designated flood area, the hazard insurance to be maintained for such Mortgage Loan shall include flood insurance. All such flood insurance shall be in such amounts as are required under applicable guidelines of FNMA. The Company shall be under no obligation to require that any Mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Company shall obtain and maintain a blanket policy insuring against hazard losses on all of the Mortgage Loans (whether or not including Cooperative Loans), it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.06, it being understood and agreed that such policy may contain a deductible clause, in which case the Company shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.06, and there shall have been a loss which would have been covered by such policy, credit to the Mortgage Loan Payment Record the amount not otherwise payable under the blanket policy because of such deductible clause.

      Section 3.07. Assumption and Modification Agreements. (a) In any case in which property subject to a Mortgage has been or is about to be conveyed by the Mortgagor, the Company shall exercise its right to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause applicable thereto, unless in the reasonable discretion of the Company, such exercise would adversely affect or jeopardize coverage under the related Primary Insurance Policy, if any; provided, however, that if the Company is prevented, as provided in Section 3.07(b), from enforcing any such clause, the Company is authorized to make or enter into an assumption and modification agreement from or with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and the Mortgagor remains liable thereon. In connection with any such assumption and modification agreement, the Company shall apply its then current underwriting standards to such Person. The Company shall not make or enter into any such assumption and modification agreement, however, unless (to the extent practicable in the circumstances) it shall have received confirmation of the continued effectiveness of any applicable Primary Insurance Policy and hazard insurance policy. The Company shall notify the Trustee that any assumption and modification agreement has been completed by forwarding to the Trustee the original copy thereof, which copy shall be added by the Trustee to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any such agreement, the Mortgage Rate, mortgage term and any other material term of such Mortgage Loan shall not be changed. Any fee collected by the Company for entering into any such agreement will be retained by the Company as additional servicing compensation.

     (b) Notwithstanding Section 3.07(a) or any other provision of this Agreement, the Company shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan, or transfer of the property subject to a Mortgage without the assumption thereof, by operation of law or any assumption or transfer which the Company reasonably believes it may be restricted by law from preventing, for any reason whatsoever.

      Section 3.08. Realization Upon Defaulted Mortgage Loans.
(a) The Company shall foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.02. In connection with such foreclosure or other conversion the Company shall, consistent with Section 3.05, follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities. The foregoing is subject to the proviso that the Company shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Certificateholders after reimbursement to itself for such expenses and (ii) that such expenses will be recoverable to it either through Liquidation Proceeds or Insurance Proceeds. Notwithstanding the foregoing, the Company shall not be entitled to recover legal expenses incurred in connection with foreclosure proceedings where the Mortgage Loan is reinstated and such foreclosure proceedings are terminated prior to completion, other than sums received from the Mortgagor for such expenses.

           Notwithstanding anything to the contrary contained herein, the Company shall be under no obligation to foreclose upon or otherwise convert the ownership of any Mortgaged Property which it believes may be contaminated with or affected by hazardous or toxic wastes, materials or substances. The Company may, but shall not be obligated to, make such determination on the basis of a Phase I environmental assessment with respect to the related Mortgaged Property. Neither the Trustee nor the Company shall be liable to the Trust Fund or the Certificateholders if, based on the Company's belief that such contamination or effect exists, the Company does not foreclose upon or otherwise convert the ownership of a Mortgaged Property. In addition, neither the Trustee nor the Company shall be liable to the Trust Fund or the Certificateholders if, based on the Company's belief that no such contamination or effect exists, the Company forecloses upon a Mortgaged Property and the Trustee or its nominee on behalf of the Trust Fund takes title to such Mortgaged Property, and thereafter such Mortgaged Property is determined to be so contaminated or affected.

     (b) In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee, or to its nominee on behalf of the Trust Fund. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such Mortgage Loan shall (except for purposes of Section 9.01) be considered to be an Outstanding Mortgage Loan until such time as the Mortgaged Property shall be sold and such Mortgage Loan becomes a Liquidated Mortgage Loan. Consistent with the foregoing, for purposes of all calculations hereunder so long as such Mortgage Loan shall be considered to be an Outstanding Mortgage Loan, it shall be assumed that the related Mortgage Note and its amortization schedule in effect on and after such acquisition of title (after giving effect to any previous Principal Prepayments and Deficient Valuations incurred subsequent to the related Bankruptcy Coverage Termination Date and before any adjustment thereto by reason of any bankruptcy (other than as aforesaid) or any similar proceeding or any moratorium or similar waiver or grace period) remain in effect (notwithstanding that the indebtedness evidenced by such Mortgage Note shall have been discharged), subject to adjustment to reflect the application of REO Proceeds received in any month. REO Proceeds received in any month shall be applied to the payment of the installments of principal due and interest accrued on the related REO Mortgage Loan in accordance with the terms of such Mortgage Note. REO Proceeds received in any month in excess of the Amortization Payment for such month due on an REO Mortgage Loan shall be treated as a Principal Prepayment received in respect of such Mortgage Loan.

     (c) In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Company shall dispose of such Mortgaged Property prior to the close of the third calendar year after the year of its acquisition by the Trust Fund unless (a) the Trustee shall have been supplied with an Opinion of Counsel to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to such period (and specifying the period beyond such period for which the Mortgaged Property may be held) will not result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in section 860F of the Code, or cause either of the Upper Tier REMIC or the Lower Tier REMIC established hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel), or (b) the Trustee (at the Company's expense) or the Company shall have applied for, not later than 61 days prior to the expiration of such period, an extension of such period in the manner contemplated by section 856(e)(3) of the Code, in which case such period shall be extended by the time period permitted by section 856(e)(3) of the Code. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund or sold in such a manner or pursuant to any terms that would (1) cause such Mortgaged Property to fail to qualify at any time as "foreclosure property" within the meaning of section 860G(a)(8) of the Code, (ii) subject the Trust Fund to the imposition of any federal or state income taxes on "net income from foreclosure property" with respect to such Mortgaged Property within the meaning of section 860G(c) of the Code, or
(iii) cause the sale of such Mortgaged Property to result in the receipt by the Trust Fund of any income from non-permitted assets as described in section 860F(a)(2)(B) of the Code, unless the Company has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

     (d) Any collection of Insurance Proceeds or Liquidation Proceeds will be applied in the following order of priority: first, to reimburse the Company for any related unreimbursed Liquidation Expenses and to reimburse the Company or the Trustee, as applicable, for any related unreimbursed Monthly Advances; second, to accrued and unpaid interest on the Mortgage Loan at the Mortgage Rate from the date to which interest was last paid or advanced to the Due Date prior to the Distribution Date on which such amounts are to be distributed; and third, as a recovery of principal of the Mortgage Loan. If the amount so allocated to interest is less than the full amount of accrued and unpaid interest due on such Mortgage Loan, the amount of such recovery will be allocated among the Base Servicing Fee at the Base Servicing Fee Rate, the Supplemental Servicing Fee at the Supplemental Servicing Fee Rate and interest at the Remittance Rate in proportion to the amount of such accrued interest which would have been allocated to each such category in the absence of any shortfall. The resulting Interest Loss shall be allocated among each such category in the same proportion as described in the preceding sentence. The portion so allocated to interest at the Remittance Rate shall be allocated to the Certificates for purposes of making the allocation specified in the definition of Certificate Interest Loss.

     (e) Notwithstanding anything to the contrary contained herein, the Company shall have the right to enter into an agreement substantially in the form of Exhibit K hereto with any Person that is the Holder of 100% of the Class B5 Certificates (provided that such form may be revised to delete the option on the part of such Person to purchase a defaulted Mortgage Loan as set forth in Section 2.02(f) thereof). Prior to entering into any such agreement with any Person, the Company shall obtain a certification from such Person to the effect that (1) such Person is not an "affiliate" (within the meaning of the Prohibited Transaction Exemption) of the Trustee and (ii) such Person will not purchase any Certificates if such purchase would cause such Person to hold more than a ten percent interest in the Mortgage Pool. It is understood that the right of the Company to be reimbursed for Monthly Advances and Nonrecoverable Advances under this Agreement shall not be affected in any way by the provisions of any such agreement. The Trustee hereby agrees to perform such obligations as may be expressly required of it pursuant to the provisions of such agreement and to promptly notify each party to such agreement if a Responsible Officer of the Trustee (with direct responsibility for administration of this Agreement) becomes aware of any discussions, plans or events that might lead to the Trustee's becoming an "affiliate" (within the meaning of the Prohibited Transaction Exemption) of any Person with which the Company has entered into such agreement, provided that the contents of any such notification shall be kept confidential by the parties to such agreement. The Company agrees to promptly notify the Trustee upon entering into any such agreement. In addition, the Company shall provide the Trustee with such information as may be necessary for the Trustee to perform its obligations thereunder, including written instructions, clearly identifying the source, amount and application of funds to be deposited or withdrawn from the Collateral Fund (as defined in such agreement). The Trustee shall provide the Company with such information concerning credits and debits to the Collateral Fund on account of income, gains and losses realized from Collateral Fund Permitted Investments (as defined in such agreement), and costs associated with the purchase and sale thereof, as the Company may request in order to prepare the instructions described in the preceding sentence.

           In addition, subject to the provisions of the preceding paragraph, the Company shall have the right to enter into an agreement substantially in the form of Exhibit K hereto with the Person that is the Holder of 100% of the Class B4 Certificates, provided that (i) such Person is also the Holder of 100% of the Class B5 Certificates, (ii) such Person shall have no rights under such agreement until the date on which the Class Certificate Principal Balance of the Class B5 Certificates has been reduced to zero, and (iii) any rights of such Person under such agreement shall terminate in the event that such Person transfers, directly or indirectly, the Class B4 Certificates to any other Person.


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


      Section 3.09. Trustee to Cooperate; Release of Mortgage Files. Upon the payment in full of any Mortgage Loan, the Company will immediately notify the Trustee by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be credited to the Mortgage Loan Payment Record pursuant to Section 3.02 have been so credited) of a Servicing Officer and shall request delivery to it of the Mortgage File. If a Buydown Mortgage Loan is the subject of a Principal Prepayment in full during the related Buydown Period, the related Buydown Funds will be applied or returned to the Person entitled thereto in accordance with the terms of such Buydown Mortgage Loan. Upon receipt of such certification and request in form satisfactory to the Trustee, the Trustee shall promptly, but in any event within five Business Days, release the related Mortgage File to the Company; provided, that the Trustee shall not be responsible for any delay in the release of a Mortgage File resulting from acts beyond its control, including without limitation, acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, nationalization, governmental regulations imposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters. Upon any such payment in full, the Company is authorized to execute, pursuant to the authorization contained in Section 3.01, an instrument of satisfaction regarding such Mortgage, which instrument of satisfaction shall be recorded by the Company if required by applicable law and be delivered to the Person entitled thereto, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction shall be reimbursed from amounts at the time credited to the Mortgage Loan Payment Record. From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan (including, without limitation, collection under any Primary Insurance Policy), the Trustee shall, upon request of the Company and delivery to the Trustee of a receipt signed by a Servicing Officer, release the related Mortgage File to the Company and shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such receipt shall obligate the Company to return the Mortgage File to the Trustee when the need therefor by the Company no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the receipt shall be released by the Trustee to the Company.

      Section 3.10. Servicing Compensation; Payment of Certain Expenses by the Company. (a) As compensation for its activities and obligations hereunder, the Company shall be entitled to withhold and pay to itself out of each payment received by it on account of interest on each Mortgage Loan (including the portion of any Buydown Funds applied to the related Buydown Mortgage Loan for the applicable period) an amount equal to the Servicing Fee. The aggregate of the Servicing Fees payable to the Company on any Distribution Date shall be reduced by the amount of any Compensating Interest Payment for such Distribution Date. Additional servicing compensation in the form of Prepayment Interest Excess, assumption fees, modification fees, late payment charges, interest income or gain with respect to amounts deposited in the Certificate Account and invested by the Company or otherwise shall be retained by the Company, subject to Section 3.10(b), if applicable. The Company shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of Trustee fees and all other fees and expenses not expressly stated hereunder to be for the account of the Certificateholders) and shall not be entitled to reimbursement therefor except as provided in Sections 3.01, 3.03,
3.04 and 3.08.


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


     (b) The Company may, as a condition to granting any request by a Mortgagor for any consent, modification, waiver or amendment or any other matter or thing, the granting of which is in the Company's discretion pursuant to the terms of the instruments evidencing or securing the related Mortgage Loan and is permitted by other sections of this Agreement, require (to the extent permitted by applicable law) that such Mortgagor pay to it a reasonable or customary fee in accordance with the schedule set forth as Exhibit H (which may be amended from time to time by provision of a revised schedule of such fees to the Trustee, whereupon such revised schedule shall be deemed to be Exhibit H hereunder) for the additional services performed in connection with such request, together with any related costs and expenses incurred by it. Such fees shall be additional servicing compensation to the Company.

      Section 3.11. Reports to the Trustee; Certificate Account Statements. Not later than 15 days after each Distribution Date, the Company shall forward to the Trustee a statement, certified by a Servicing Officer, setting forth the status of the Mortgage Loan Payment Record as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate of credits to the Mortgage Loan Payment Record for each category of credit specified in Section 3.02 and each category of debit specified in Section 3.04.

      Section 3.12. Annual Statement as to Compliance. The Company will deliver to the Trustee, on or before March 31 of each year, beginning with March 31, 2000, an Officer's Certificate stating that (a) a review of the activities of the Company during the preceding calendar year and of its performance under this Agreement has been made under such Officer's supervision and (b) to the best of such Officer's knowledge, based on such review, the Company has fulfilled all its material obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such Officer and the nature and status thereof.

      Section 3.13. Annual Independent Public Accountants'
Servicing Report. On or before March 31 of each year, beginning with March 31, 2000, the Company shall:

     (a) furnish to a firm of independent public accountants (which may also render other services to the Company) a statement substantially to the effect that the Company has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers (the "Minimum Servicing Standards") with respect to the mortgage loans in the Company's servicing portfolio (which may exclude home equity loans) or, if there has been material noncompliance with such servicing standards, containing a description of such noncompliance; and

     (b) at its expense cause such firm of independent public accountants to furnish a report to the Trustee stating its opinion as to the Company's assertion contained in the statement delivered pursuant to Section 3.13(a), which opinion shall be based on an examination conducted by such firm in accordance with the standards established by the American Institute of Certified Public Accountants, including examining, on a test basis, evidence about the Company's compliance with the Minimum Servicing Standards. Such opinion shall be to the effect that the Company has complied in all material respects with the Minimum

Servicing Standards with respect to the mortgage loan portfolio described in the Company's statement delivered pursuant to
Section 3.13(a) hereof or if there has been material noncompliance with the Minimum Servicing Standards, shall contain a description of such noncompliance in accordance with applicable accounting standards. In rendering such report, such firm may rely, as to matters relating to direct servicing of Mortgage Loans by any primary servicer, upon comparable reports of independent public accountants with respect to such primary servicer.

      Section 3.14. Access to Certain Documentation and Information Regarding the Mortgage Loans. To the extent permitted by applicable law, the Company shall provide to the Trustee, Certificateholders which are regulated insurance entities and the applicable insurance regulatory agencies thereof, Certificateholders which are federally insured savings and loan associations, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision or of such insurance regulatory agencies, as the case may be, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Company. Nothing in this Section 3.14 shall derogate from the obligation of the Company to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Company to provide access as provided in this
Section 3.14 as a result of such obligation shall not constitute a breach of this Section 3.14.

      Section 3.15. Maintenance of Certain Servicing Policies. The Company shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees or agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of FNMA for persons performing servicing for mortgage loans purchased by such association.

      Section 3.16. Optional Purchase of Defaulted Mortgage Loans. The Company shall have the right, but not the obligation, to purchase any Defaulted Mortgage Loan for a price equal to the Purchase Price therefor. Any such purchase shall be accomplished as provided in Section 4.04(a) hereof.

                           ARTICLE IV

                      PAYMENTS AND STATEMENTS

      Section 4.01. Distributions. (a) On each Distribution Date, the Trustee shall withdraw the Available Funds from the Certificate Account and shall make distributions to Holders of the Certificates as of the preceding Record Date in the following order of priority, to the extent of the remaining Available
Funds:

               (i) to each Class of Senior Certificates (other than any Class of Principal Only Certificates), the Accrued Certificate Interest thereon for such Distribution Date; provided, however, that any shortfall in available amounts shall be allocated among such Classes in proportion to the amount of Accrued Certificate Interest that would otherwise be distributable thereto;


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


               (ii) to each Class of Senior Certificates (other than any Class of Principal Only Certificates), any related Unpaid Class Interest Shortfall for such Distribution Date; provided, however, that any shortfall in available amounts shall be allocated among such Classes in proportion to the Unpaid Class Interest Shortfall for each such Class on such Distribution Date;

               (iii) to the Classes of Senior Certificates in reduction of the Class Certificate Principal Balances thereof, as set forth in Exhibit O hereto without regard to the use therein of the word "approximate" or any derivation thereof; provided, however, that defined terms used in Exhibit O shall have the meanings assigned thereto in Article I hereof; --------- -------

               (iv) to the Class PO Certificates, any Class PO Deferred Amount for such Distribution Date, up to an amount not to exceed the Junior Optimal Principal Amount for such Distribution Date, until the Class Certificate Principal Balance of such Class has been reduced to zero; provided, that any such amounts distributed to the Class PO Certificates pursuant to this clause (iv) shall not reduce the Class Certificate Principal Balance thereof;

               (v) to the Class M Certificates, the Accrued
          Certificate Interest thereon for such Distribution
          Date;

               (vi) to the Class M Certificates, any Unpaid Class
          Interest Shortfall therefor on such Distribution Date;


               (vii) to the Class M Certificates, in reduction of the Class Certificate Principal Balance thereof, such
          Class's Allocable Share of the Junior Optimal Principal
          Amount on such Distribution Date;

               (viii) to the Class B1 Certificates, the Accrued
          Certificate Interest thereon for such Distribution
          Date;

               (ix) to the Class B1 Certificates, any Unpaid
          Class Interest Shortfall therefor on such Distribution
          Date;

               (x) to the Class B1 Certificates, in reduction of the Class Certificate Principal Balance thereof, such
          Class's Allocable Share of the Junior Optimal Principal
          Amount on such Distribution Date;

               (xi) to the Class B2 Certificates, the Accrued
          Certificate Interest thereon for such Distribution
          Date;

               (xii) to the Class B2 Certificates, any Unpaid
          Class Interest Shortfall therefor on such Distribution
          Date;


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


               (xiii) to the Class B2 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's Allocable Share of the Junior Optimal
          Principal Amount on such Distribution Date;

               (xiv) to the Class B3 Certificates, the Accrued
          Certificate Interest thereon for such Distribution
          Date;

               (xv) to the Class B3 Certificates, any Unpaid
          Class Interest Shortfall therefor on such Distribution
          Date;

               (xvi) to the Class B3 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's Allocable Share of the Junior Optimal
          Principal Amount on such Distribution Date;

               (xvii) to the Class B4 Certificates, the Accrued
          Certificate Interest thereon for such Distribution
          Date;

               (xviii) to the Class B4 Certificates, any Unpaid
          Class Interest Shortfall therefor on such Distribution
          Date;

               (xix) to the Class B4 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's Allocable Share of the Junior Optimal
          Principal Amount on such Distribution Date;

               (xx) to the Class B5 Certificates, the Accrued
          Certificate Interest thereon for such Distribution
          Date;

               (xxi) to the Class B5 Certificates, any Unpaid
          Class Interest Shortfall therefor on such Distribution
          Date; and

               (xxii) to the Class B5 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's Allocable Share of the Junior Optimal
          Principal Amount on such Distribution Date.

Notwithstanding the foregoing, amounts otherwise distributable pursuant to clauses (vii), (x), (xiii), (xvi), (xix) and (xxii) on any Distribution Date shall be reduced, in inverse order of priority, by any amount distributed pursuant to clause (iv) on such date, such that such amount distributed pursuant to clause
(iv) on such date shall be applied first to reduce the amount distributable pursuant to clause (xxii), and then, to the extent of any excess, applied second, to reduce the amount distributable pursuant to clause (xix), third, to reduce the amount distributable pursuant to clause (xvi), fourth, to reduce the amount distributable pursuant to clause (xiii), fifth, to reduce the amount distributable pursuant to clause (x) and sixth, to reduce the amount distributable pursuant to clause (vii).

     (b) On each Distribution Date, the Trustee shall distribute to the holder of the Class R Certificate any remaining amounts in the Upper Tier REMIC for such Distribution Date after application of all amounts described in clause (a) of this Section 4.01, together with any Unanticipated Recoveries received by the Company in the calendar month preceding the month of such Distribution Date and not distributed on such Distribution Date to the holders of outstanding Certificates of any other Class pursuant to Section 4.01(f). Any distributions pursuant to this clause (b) shall not reduce the Class Certificate Principal Balance of the Class R Certificate.


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


     (c) If on any Distribution Date the Class Certificate Principal Balances of the Junior Certificates have each been reduced to zero, the amount distributable to the Senior Certificates other than the Class PO Certificates pursuant to
Section 4.01(a)(iii) for such Distribution Date and each succeeding Distribution Date shall be allocated among such Classes of Senior Certificates, pro rata, on the basis of their respective Class Certificate Principal Balances immediately prior to such Distribution Date, regardless of the priorities and amounts set forth in Section 4.01(a)(iii).

     (d) If on any Distribution Date (i) the Class Certificate Principal Balance of the Class M Certificates or any Class of Class B Certificates for which the related Prepayment Distribution Trigger was satisfied on such Distribution Date is reduced to zero and (ii) amounts distributable pursuant to clauses (ii), (iv) and (v) of the Junior Optimal Principal Amount remain undistributed on such Distribution Date after all amounts otherwise distributable on such date pursuant to clauses (iv) through (xxii) of Section 4.01(a) have been distributed, such amounts shall be distributed on such Distribution Date to the remaining Classes of Junior Certificates in order of priority, such that no such distribution shall be made to any Class of Junior Certificates while a prior such Class is outstanding.

     (e)   [Reserved]

     (f) In the event that in any calendar month the Company recovers an amount (an "Unanticipated Recovery") in respect of principal of a Mortgage Loan which had previously been allocated as a Realized Loss to any Class of Certificates pursuant to
Section 4.03, on the Distribution Date in the next succeeding calendar month the Trustee shall withdraw from the Certificate Account and distribute to the holders of each outstanding Class to which such Realized Loss had previously been allocated its share (determined as described in the succeeding paragraph) of such Unanticipated Recovery in an amount not to exceed the amount of such Realized Loss previously allocated to such Class. When the Class Certificate Principal Balance of a Class of Certificates has been reduced to zero, the holders of such Class shall not be entitled to any share of an Unanticipated Recovery, and such Unanticipated Recovery shall be allocated among all outstanding Classes of Certificates entitled thereto in accordance with the preceding sentence, subject to the remainder of this subsection (f). In the event that (1) any Unanticipated Recovery remains undistributed in accordance with the preceding sentence or (ii) the amount of an Unanticipated Recovery exceeds the amount of the Realized Loss previously allocated to any outstanding Classes with respect to the related Mortgage Loan, on the applicable Distribution Date the Trustee shall distribute to the holders of all outstanding Classes of the related Certificates to which Realized Losses had previously been allocated and not reimbursed their pro rata share (determined as described below) of such excess in an amount not to exceed the aggregate amount of any Realized Loss previously allocated to such Class with respect to any other Mortgage Loan that has not been recovered in accordance with this subsection (f). Any distributions made pursuant to this subsection (f) shall not reduce the Class Certificate Principal Balance of the related Certificate.

           For purposes of the preceding paragraph, the share of an Unanticipated Recovery allocable to any Class of Certificates with respect to a Mortgage Loan shall be (i) with respect to the Class PO Certificates, based on the applicable PO Percentage of the principal portion of the Realized Loss previously allocated thereto with respect to such Mortgage Loan (or all Mortgage

Loans for purposes of the next to last sentence of the preceding paragraph), and (ii) with respect to any other Class of Certificates, based on its pro rata share (in proportion to the Class Certificate Principal Balances thereof with respect to such Distribution Date) of the applicable Non-PO Percentage of the principal portion of any such Realized Loss previously allocated with respect to such Mortgage Loan (or Loans); provided, however, that (i) the share of an Unanticipated Recovery allocable to a Class PO Certificate with respect to any Mortgage Loan (or Loans) shall be reduced by the aggregate amount previously distributed to such Class on account of the applicable Class PO Deferred Amount in respect of such Mortgage Loan (or Loans) and (ii) the amount by which the distributions to the Class PO Certificates have been so reduced shall be distributed to the Classes of Certificates described in clause (ii) of the preceding paragraph in the same proportion as described in such clause (ii). For purposes of the preceding sentence, any Class PO Deferred Amount distributed to a Class PO Certificate on previous Distribution Dates shall be deemed to have been allocated in respect of the Mortgage Loans as to which the applicable PO Percentage of the principal portion of Realized Losses has previously been allocated to such Class on a pro rata basis (based on the amount of Realized Losses so allocated).

     Section 4.02. Method of Distribution. (a) All distributions with respect to each Class of Certificates on each Distribution Date shall be made pro rata among the outstanding Certificates of such Class, based on the Percentage Interest in such Class represented by each Certificate. Payments to the Certificateholders on each Distribution Date will be made by the Trustee to the Certificateholders of record on the related Record Date (other than as provided in Section 9.01 respecting the final distribution) by check or money order mailed to a Certificateholder at the address appearing in the Certificate Register, or upon written request by such Certificateholder to the Trustee made not later than the applicable Record Date, by wire transfer to a U.S. depository institution acceptable to the Trustee, or by such other means of payment as such Certificateholder and the Trustee shall agree.

     (b) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each Financial Intermediary for which it acts as agent. Each Financial Intermediary shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the applicable Certificates. Neither the Trustee nor the Company shall have any responsibility therefor except as otherwise provided by applicable law.

     (c) The Trustee shall withhold or cause to be withheld such amounts as it reasonably determines are required by the Code (giving full effect to any exemptions from withholding and related certifications required to be furnished by Certificateholders or Certificate Owners and any reductions to withholding by virtue of any bilateral tax treaties and any applicable certification required to be furnished by Certificateholders or Certificate Owners with respect thereto) from distributions to be made to Non-U.S. Persons. If the Trustee reasonably determines that a more accurate determination of the amount required to be withheld for a distribution can be made within a reasonable period after the scheduled date for such distribution, it may hold such distribution in trust for a holder of a Residual Certificate until such determination can be made. For the purposes of this paragraph, a "Non-U.S. Person" is (i) an individual other than a citizen or resident of the United States, (ii) a partnership, corporation or entity treated as a partnership or corporation for U.S. federal income tax purposes not formed under the laws of the United States, any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), (iii) any estate, the income of which is not subject to U.S. federal income taxation, regardless of source, and (iv) any trust, other than a trust that a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have the authority to control all substantial decisions of the trust.

     Section 4.03. Allocation of Losses. (a) On or prior to each
Determination Date, the Company shall determine the amount of any Realized Loss in respect of each Mortgage Loan that occurred during the immediately preceding calendar month.

     (b) With respect to any Distribution Date, the principal portion of each Realized Loss (other than any Excess Loss) shall be allocated as follows:

               (i) the applicable PO Percentage of the principal portion of any such Realized Loss shall be allocated to the Class PO Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; and

               (ii) the applicable Non-PO Percentage of the principal portion of any such Realized Loss shall be allocated in the following order of priority:

               first, to the Class B5 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

               second, to the Class B4 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

               third, to the Class B3 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

               fourth, to the Class B2 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

               fifth, to the Class B1 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

               sixth, to the Class M Certificates until the Class
          Certificate Principal Balance thereof has been reduced to zero; and

               seventh, to the Classes of Senior Certificates other than the Class PO Certificates, pro rata, in accordance with their Class Certificate Principal Balances; provided, that any such loss allocated to any Class of Accrual Certificates (and any Accrual Component) shall be allocated (subject to Section 4.03(d)) on the basis of the lesser of (x) the Class Certificate Principal Balance (or Component Principal Balance) thereof immediately prior to the applicable


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


          Distribution Date and (y) the Class Certificate
          Principal Balance (or Component Principal Balance) thereof on the Closing Date (as reduced by any Realized
          Losses previously allocated thereto).

     (c) With respect to any Distribution Date, the principal portion of any Excess Loss (other than Excess Bankruptcy Losses attributable to Debt Service Reductions) shall be allocated as follows: (1) the PO Percentage of any such loss shall be allocated to the Class PO Certificates, and (2) the Non-PO Percentage of any such loss shall be allocated to each Class of Certificates other than the Class PO Certificates, pro rata, based on the respective Class Certificate Principal Balances thereof; provided, that any such loss allocated to any Class of Accrual Certificates (and any Accrual Component) shall be allocated (subject to Section 4.03(d)) on the basis of the lesser of (x) the Class Certificate Principal Balance (or Component Principal Balance) thereof immediately prior to the applicable Distribution Date and (y) the Class Certificate Principal Balance (or Component Principal Balance) thereof on the Closing Date (as reduced by any Realized Losses previously allocated thereto).

     (d) Any Realized Losses allocated to a Class of Certificates pursuant to Section 4.03(b) or (c) shall be allocated among the Certificates of such Class in proportion to their respective Certificate Principal Balances. In addition, any Realized Losses allocated to any Class of Component Certificates on a Distribution Date shall be allocated in reduction of the Component Principal Balances of the related Components (other than any Notional Component) in proportion to their respective Component Principal Balances immediately prior to such Distribution Date. Any allocation of Realized Losses pursuant to this paragraph (d) shall be accomplished by reducing the Certificate Principal Balance (or, in the case of any Component, the Component Principal Balance) of the related Certificates (or Components) on the related Distribution Date in accordance with
Section 4.03(e).

     (e) Realized Losses allocated in accordance with this
Section 4.03 shall be allocated on the Distribution Date in the month following the month in which such loss was incurred and, in the case of the principal portion thereof, after giving effect to distributions made on such Distribution Date, except that the aggregate amount of Realized Losses to be allocated to the Class PO Certificates on such Distribution Date will be taken into account in determining distributions in respect of any Class PO Deferred Amount for such date.

     (f) On each Distribution Date, the Company shall determine the Subordinate Certificate Writedown Amount, if any. Any such Subordinate Certificate Writedown Amount shall effect a corresponding reduction in the Certificate Principal Balance of the Subordinate Certificates, which reduction shall occur on such Distribution Date after giving effect to distributions made on such Distribution Date.

     (g) Notwithstanding the foregoing, no such allocation of any Realized Loss shall be made on a Distribution Date to a Class of Certificates to the extent that such allocation would result in the reduction of the aggregate Certificate Principal Balances of all the Certificates as of such Distribution Date, after giving effect to all distributions and prior allocations of Realized Losses on such date, to an amount less than the aggregate Scheduled Principal Balance of the Mortgage Loans as of the first day of the month of such Distribution Date, less any Deficient

Valuations occurring on or prior to the Bankruptcy Coverage
Termination Date (such limitation, the "Loss Allocation
Limitation").

     (h) Any allocation of a Realized Loss to a Class of Certificates (or Component), or of any Subordinate Certificate Writedown Amount to a Class of Subordinate Certificates, pursuant to this Section 4.03 shall effect a corresponding allocation thereof to the corresponding Class of Lower Tier Interests and, in the case of the principal portion of any such Realized Loss and any such Subordinate Certificate Writedown Amount, a corresponding reduction in the related Lower Tier Balance thereof.

      Section 4.04. Monthly Advances; Purchases of Defaulted Mortgage Loans. (a) The Company shall be required to make Monthly Advances in the manner and to the extent provided herein. Prior to the close of business on each Determination Date, the Company shall determine (i) the amount of the Monthly Advance which it is required to make on the related Distribution Date and (ii) whether it has elected to purchase any Defaulted Mortgage Loan or Loans on such Distribution Date. If the Company so elects to purchase any Defaulted Mortgage Loans (or is required to purchase any Mortgage Loan pursuant to Section 2.02 or 2.03(a)), no Monthly Advance shall be required with respect thereto for the month in which such purchase occurs. The Company shall include information as to each of such determinations in the Servicer's Certificate furnished by it to the Trustee in accordance with
Section 4.06 and shall be obligated to transfer to the Certificate Account pursuant to Section 3.02(d) on or before 11:00 a.m. New York time on the Business Day next preceding the following Distribution Date in next-day funds the respective amounts applicable to such determinations appearing in such Servicer's Certificate. Upon receipt by the Trustee of written notification signed by a Servicing Officer of any such deposit relating to the purchase by the Company of such a Mortgage Loan, the Trustee shall release to the Company the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Company any Mortgage Loan released pursuant hereto.

     (b) In the event that the Company transfers or expects to transfer less than the Available Funds required to be deposited by it pursuant to Section 3.02(d), the Company shall so notify the Trustee no later than 9:00 a.m. on the Business Day preceding the related Distribution Date, and the amount so transferred, if any, shall be deemed to have been transferred first pursuant to clause (i) of the definition of Available Funds, second pursuant to clause (iii) of the definition of Available Funds, and third pursuant to clause (ii) of the definition of Available Funds. Such notice shall specify each Mortgage Loan delinquent as of the preceding Determination Date. In such event, the Trustee shall make any Monthly Advance required to be made hereunder, in the manner and to the extent required; provided, the Trustee shall not be so obligated if prohibited by applicable law.

     (c) In the event that the Company is succeeded hereunder as servicer, the obligation to make Monthly Advances in the manner and to the extent required by Section 4.04(a) shall be assumed by the successor servicer (subject to Section 7.02).

      Section 4.05. Statements to Certificateholders. Each month, at least two Business Days prior to each Distribution Date, the Company shall deliver to the Trustee for mailing to each Certificateholder, and the Trustee shall mail to each Certificateholder on such Distribution Date, a statement (each, a "Distribution Date Statement") substantially in the form of Exhibit J hereto, setting forth:

               (i) The amount of such distribution to the Certificateholders of each Class (and in respect of any Component), other than any Notional Certificates (and any Notional Component), allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein (including, for this purpose, the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02, 2.03(b) or 3.16, respectively, and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which purchases or substitutions are being distributed on such Distribution Date);

               (ii) The amount of such distribution to the Certificateholders of each Class (other than any Class of Principal Only Certificates) allocable to interest, including any Accrual Amount added to the Class Certificate Principal Balance or Component Principal Balance of any Class of Accrual Certificates or any Accrual Components;

               (iii) The amount of servicing compensation paid to the Company during the month preceding the month of distribution in respect of the Mortgage Loans and such other customary information as the Company deems necessary or desirable to enable Certificateholders to prepare their tax returns;

               (iv) The Pool Scheduled Principal Balance and the aggregate number of the Mortgage Loans on the preceding Due Date after giving effect to all distributions allocable to principal made on such Distribution Date;

               (v) The Class Certificate Principal Balance (or Notional Principal Balance) of each Class, the Component Principal Balance of each Component and the Certificate Principal Balance (or Notional Principal Balance) of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal (or reductions in the Notional Principal Balance, in the case of the Notional Certificates, or the addition of any Accrual Amount, in the case of any Class of Accrual Certificates) made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Certificate Writedown Amount for such Distribution Date;

               (vi) The Pay-out Rate applicable to each Class of
          Certificates;

               (vii) The book value and unpaid principal balance of any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan, and the number of the related Mortgage Loans;

               (viii) The aggregate Scheduled Principal Balances and number of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Distribution Date, were (a) delinquent as to a total of (x) 30-59 days, (y) 60-89 days and (z) 90 days or more, and (b) in foreclosure;

               (ix) The Scheduled Principal Balance of any
          Mortgage Loan replaced pursuant to Section 2.03(b);

               (x) The Certificate Interest Rates of any LIBOR
          Certificates and any COFI Certificates applicable to the Interest Accrual Period relating to such Distribution Date and such Class;

               (xi) The Senior Percentage, the Group II Senior
          Percentage, the Group II Senior Scheduled Distribution
          Percentage and the Junior Percentage for such Distribution Date;

               (xii) The Senior Prepayment Percentage, the Group
          II Senior Prepayment Distribution Percentage and the
          Junior Prepayment Percentage for such Distribution
          Date; and

               (xiii) The amount of such distribution to the Certificateholders of each Class allocable to Unanticipated Recoveries.

           In the case of information furnished pursuant to clauses (i) through (iii) above, the amounts shall be expressed as a dollar amount per Single Certificate.

           In connection with any proposed transfer of a Certificate that is purported to be made in reliance on Rule 144A under the Securities Act, the Company shall be responsible for furnishing such information as may be required thereunder to a proposed transferee. In furtherance of the Company's obligations hereunder, the Company hereby instructs the Trustee, at the Company's expense and on its behalf, and the Trustee agrees, to promptly make available to the proposed transferee, upon request of the holder, (i) all statements furnished to Certificateholders pursuant to this Section 4.05(a) on previous Distribution Dates,
(ii) all certificates furnished to the Trustee pursuant to
Section 4.06 in prior months, (iii) Officer's Certificates furnished to the Trustee pursuant to Section 3.12 for the two years preceding such request, (iv) reports of independent accountants furnished to the Trustee pursuant to Section 3.13 for the two years preceding such request, (v) a copy of the Private Placement Memorandum relating to such Certificate, together with any amendments or supplements thereto issued by the Company (which copy shall be furnished to the Trustee by the Company), and (vi) the Company's Current Report on Form 8-K, dated the Closing Date, relating to the Mortgage Loans; provided, however, that the Trustee shall in no event be required to make available such statements or certificates pursuant to clauses (i) and (ii) above relating to Distribution Dates occurring more than twenty-four months preceding the month in which such request was received; provided, further, however, that notwithstanding the Trustee's agreement as aforesaid to provide such materials to a proposed transferee, the Trustee does not assume, and shall not thereby be deemed to have assumed, any responsibility for compliance by the Company with Rule 144A (subject to the Trustee's agreement set forth in the second sentence of this paragraph) and shall be entitled to include a notice with such statements or certificates to the effect that such materials have not been prepared or assembled by the Trustee and that the Trustee assumes no responsibility for the adequacy, sufficiency or contents thereof. In connection with any such proposed transfer, the Company shall make available to the proposed holder, at the request of the related transferor, such additional information, if any, as may be required to be delivered pursuant to Rule 144A(d)(4).

      Section 4.06. Servicer's Certificate. Each month, not later than the second Business Day next preceding each Distribution
Date, the Company shall deliver to the Trustee a completed
Servicer's Certificate.

      Section 4.07. Reports of Foreclosures and Abandonments of Mortgaged Property. The Trustee (or the Company on behalf of the Trustee) shall, in each year beginning after 1998, make the reports of foreclosures and abandonments of any Mortgaged Property as required by section 6050J of the Code. In order to facilitate this reporting process, the Company, on or before January 15th of each year, shall provide to the Trustee reports relating to each instance occurring during the previous calendar year in which the Company (i) on behalf of the Trustee acquires an interest in a Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan, or (ii) knows or has reason to know that a Mortgaged Property has been abandoned. Reports from the Company shall be in form and substance sufficient to meet the reporting requirements imposed by section 6050J of the Code.

      Section 4.08. Reduction of Base Servicing Fees by Compensating Interest Payments. The aggregate amount of the Base Servicing Fees subject to retention by the Company as servicer in respect of any Distribution Date shall be reduced by the amount of any Compensating Interest Payment for such Distribution Date.

      Section 4.09. Surety Bond. (a) If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Pledged Asset Mortgage Loan, the Company shall so notify the Trustee as soon as reasonably practicable and shall, on behalf of the Trustee for the benefit of the Certificateholders, promptly complete the notice in the form of Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety as a claim for a Required Surety Payment.

     (b) Upon receipt of a Required Surety Payment from the Surety on behalf of the Certificateholders, the Company shall promptly credit the Mortgage Loan Payment Record and shall distribute such Required Surety Payment, or the proceeds thereof, in accordance with the provisions of Section 4.01.

                            ARTICLE V

                         THE CERTIFICATES

      Section 5.01. The Certificates. (a) The Certificates shall be substantially in the forms set forth in Exhibit A hereto, as applicable, and shall, on original issue, be executed by the Trustee, not in its individual capacity but solely as Trustee, and countersigned and delivered by the Trustee to or upon the order of the Company as provided in Article II.

     (b) The Certificates shall be issued in an aggregate Initial Certificate Principal Balance of $521,884,655.17. Such aggregate original principal balance shall be divided among the Classes having the designations, Class Certificate Principal Balances, Certificate Interest Rates and minimum denominations as follows:

                  Initial Class
                   Certificate       Certificate
                    Principal          Interest       Minimum
Designation          Balance             Rate      Denominations
-----------          -------             ----      -------------

Class A1       $   100,646,422.00       6.75%       25,000
Class A2             7,371,000.00       6.75         1,000
Class A3            50,001,961.00       6.75        25,000
Class A4            50,256,000.00       6.75        25,000
Class A5            32,689,411.00       6.75        25,000
Class A6           179,940,409.00       6.75        25,000
Class A7             9,672,000.00       6.75         1,000
Class A8                    (1)         0.25     4,706,000
Class A9            25,249,997.00       6.50        25,000
Class A10           14,673,337.00       (2)         25,000
Class A11            4,891,113.00       (2)         25,000
Class A12           17,620,000.00       6.75         1,000
Class A13            7,007,760.00       6.75         1,000
Class PO               989,657.77       0.00       250,000
Class M              7,828,000.00       6.75       100,000
Class B1             3,914,000.00       6.75       100,000
Class B2             2,609,000.00       6.75       100,000
Class B3             3,393,000.00       6.75       250,000
Class B4             1,565,000.00       6.75       250,000
Class B5             1,566,387.40       6.75       250,000
Class R                    100.00       6.75           100
Class RL                   100.00       6.75           100

----------------------.

(1)  The Class A8 Certificates are issued with an initial
     Notional Principal Balance of $25,249,997.00.

(2)  The Certificate Interest Rates of the Class A10 and Class
     A11 Certificates for each Interest Accrual Period shall be determined as provided in Section 5.01(e).

     (c) The Certificates shall be issuable in registered form only. The Book-Entry Certificates will be evidenced by one or more certificates, beneficial ownership of which will be held in the minimum dollar denominations in Certificate Principal Balance or Notional Principal Balance, as applicable, specified in
Section 5.01(b), and integral multiples of $1,000 in excess thereof. The Non-Book-Entry Certificates other than each Class of the Residual Certificates shall each be issued in the minimum dollar denominations in Certificate Principal Balance or Notional Principal Balance, as applicable, specified in Section 5.01(b), and integral multiples of $1,000 in excess thereof (and, if necessary, in the amount of the remaining Class Certificate Principal Balance or Notional Principal Balance, as applicable, of each Class, in the case of one

Certificate of such Class). Each Class of the Residual Certificates shall be issued as a single certificate evidencing the entire Class Certificate Principal Balance of such Class and having a Percentage Interest of 100%. If necessary, one Certificate of each Class of Book-Entry Certificates may evidence an additional amount equal to the remainder of the Class Certificate Principal Balance (or Notional Principal Balance) of such Class.

     (d) The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer under its seal, which may be in facsimile form and be imprinted or otherwise reproduced thereon. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the forms set forth in Exhibit A hereto, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date; all Certificates issued thereafter shall be dated the date of their countersignature.

     (e) During the first Interest Accrual Period, the Certificate Interest Rate of the Class A10 Certificates shall be 6.38203% per annum. For each subsequent Interest Accrual Period, the Certificate Interest Rate of the Class A10 Certificates shall be a per annum rate equal to the lesser of (i) 0.800% plus LIBOR and (ii) 9.000%, subject to a minimum rate of 0.800%.

         During the first Interest Accrual Period, the Certificate Interest Rate of the Class A11 Certificates shall be 7.85391% per annum. For each subsequent Interest Accrual Period, the Certificate Interest Rate of the Class A11 Certificates shall be a per annum rate equal to the lesser of (i) 24.600% minus the product of 3.000 and LIBOR, and (ii) 24.600%, subject to a minimum rate of 0.00%.

      Section 5.02. Registration of Transfer and Exchange of Certificates. (a) The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, New York a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

           Subject to Sections 5.02(b) and 5.02(c), upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class in authorized denominations of a like Percentage Interest.

           At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency.
Whenever any Certificates are so surrendered for exchange the Trustee shall execute, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

           No service charge shall be made for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

           All Certificates surrendered for registration of transfer and exchange shall be canceled and subsequently destroyed by the Trustee and a certificate of destruction shall be delivered by the Trustee to the Company.

     (b) No legal or beneficial interest in all or any portion of the Residual Certificates may be transferred directly or indirectly to (i) Disqualified Organization or an agent of a Disqualified Organization (including a broker, nominee, or middleman), (ii) an entity that holds REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (a "Book-Entry Nominee"), or (iii) an individual, corporation, partnership or other person unless such transferee (A) is not a Non-U.S. Person or (B) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (C) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of a Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes (any such person who is not covered by clause (A), (B) or (C) above being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect. The Trustee shall not execute, and shall not authenticate and deliver, a Residual Certificate in connection with any transfer thereof unless the transferor shall have provided to the Trustee an affidavit, substantially in the form attached as Exhibit F hereto, signed by the transferee, to the effect that the transferee is not such a Disqualified Organization, an agent (including a broker, nominee, or middleman) for any entity as to which the transferee has not received a substantially similar affidavit, a Book-Entry Nominee or a Non-permitted Foreign Holder, which affidavit shall contain the consent of the transferee to any such amendments of this Agreement as may be required to further effectuate the foregoing restrictions on transfer of the Residual Certificates to Disqualified Organizations, Book-Entry Nominees or Non-permitted Foreign Holders, and an agreement by the Transferee that it will not transfer a Residual Certificate without providing to the Trustee an affidavit substantially in the form attached as Exhibit F hereto and a letter substantially in the form attached as Exhibit G hereto. Such affidavit shall also contain the statement of the transferee that (i) it does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to the Residual Certificates and (ii) it understands that it may incur tax liabilities in excess of cash flows generated by a Residual Certificate and that it intends to pay taxes associated with holding a Residual Certificate as they become due.

           The affidavit described in the preceding paragraph, if not executed in connection with the initial issuance of the Residual Certificates, shall be accompanied by a written statement in the form attached as Exhibit G hereto, signed by the transferor, to the effect that as of the time of the transfer, the transferor has (i) no actual knowledge that the transferee is a Disqualified Organization, Book-Entry Nominee or Non-permitted Foreign Holder, (ii) no reason to believe that the transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate, and (iii) conducted a reasonable investigation and found that the transferee had historically paid its debts as they came due and found no significant evidence to indicate that the transferee will not continue to pay its debts as they become due. The Residual Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph and the preceding paragraph.

           Upon notice to the Company that any legal or beneficial interest in any portion of the Residual Certificates has been transferred, directly or indirectly, to a Disqualified Organization or agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, (i) such transferee shall be deemed to hold the Residual Certificate in constructive trust for the last transferor who was not a Disqualified Organization or agent thereof, and such transferor shall be restored as the owner of such Residual Certificate as completely as if such transfer had never occurred, provided that the Company may, but is not required to, recover any distributions made to such transferee with respect to the Residual Certificate and return such recovery to the transferor, and (ii) the Company agrees to furnish to the Internal Revenue Service and to any transferor of the Residual Certificate or such agent (within 60 days of the request therefor by the transferor or agent) such information necessary to the application of section 860E(e) of the Code as may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to the Residual Certificate (or portion thereof) for periods after such transfer. At the election of the Company, the cost to the Company of computing and furnishing such information may be charged to the transferor or such agent referred to above; however, the Company shall in no event be excused from furnishing such information.

           The restrictions on transfers of the Residual Certificates set forth in the preceding three paragraphs shall cease to apply to transfers (and the applicable portions of the legend to the Residual Certificates may be deleted) after delivery to the Trustee of an Opinion of Counsel to the effect that the elimination of such restrictions will not cause either of the Upper Tier REMIC or the Lower Tier REMIC established hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding.

           No transfer of a Restricted Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), and any applicable state securities laws, in each case as evidenced by an Officer's Certificate, or is exempt from the registration requirements of the Act and any applicable state securities laws. In the event of such registration, any restrictive legends set forth in the form of the relevant Restricted Certificate in Exhibit A hereto with respect to the Act and state securities law restrictions shall be removed by the Trustee upon request of the Holder thereof and automatically upon exchange or registration of transfer thereof. As a condition to any transfer that is to be made in reliance upon an exemption from the Act and such laws of a (i) Class PO Certificate or (ii) Restricted Junior Certificate to any person other than a QIB (as certified by the proposed transferee in the form of assignment attached to the related Certificate), either (x) the Trustee shall require the transferee to execute an investment letter in the form substantially as set forth in Exhibit I hereto or in such other form as may be acceptable to the Trustee, certifying as to the facts surrounding such transfer, or (y) in lieu of such investment letter, the Trustee may accept a written Opinion of Counsel (in form and substance acceptable to the Trustee) that such proposed transfer may be made pursuant to an exemption from the Act. As an additional condition to any transfer of a Restricted Certificate, either (i) the transferor and the transferee shall complete the form of assignment attached to the Certificate proposed to be transferred, or (ii) the Trustee shall have received the above-referenced Opinion of Counsel. The holder of any Restricted Certificate desiring to effect the transfer thereof to a person other than a QIB shall, and hereby agrees to, comply with any applicable conditions set forth in the preceding two sentences and indemnify the Trustee and the Company against any liability that may result if the transfer thereof is not so exempt or is not made in accordance with such federal and state laws. Such agreement to so indemnify the Trustee and the Company shall survive the termination of this Agreement. Notwithstanding the foregoing, no Opinion of Counsel or investment letter shall be required upon the original issuance of (i) the Restricted Junior Certificates to the Initial Purchaser (as defined in the Private Placement Memorandum) or its nominee and (ii) the Class PO Certificates to the Company or upon any subsequent transfer of any Class PO Certificate by the Company, provided that if any Restricted Junior Certificates are, at the request of the Initial Purchaser, registered in the name of its nominee, the Initial Purchaser shall be deemed to acknowledge and agree with the Company and the Trustee that no transfer of a beneficial interest in such Certificates will be made without registering such Certificates in the name of the transferee, which shall be a Person other than such nominee. Any opinion or letter required pursuant to this paragraph shall not be at the expense of the Trust Fund or the Trustee.

     (c) (i) No transfer of an ERISA-Restricted Certificate in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (A) a certificate (substantially in the form of Exhibit E or such other form as is acceptable to the Company and the Trustee) from such transferee to the effect that such transferee (i) is not a Plan or a Person that is using the assets of a Plan to acquire such ERISA-Restricted Certificate or (ii) is an insurance company investing assets of its general account and the exemptions provided by Section III(a) of Department of Labor Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemptions") apply to the transferee's acquisition and holding of any ERISA-Restricted Certificate or (B) an opinion of counsel satisfactory to the Trustee and the Company to the effect that the purchase and holding of such a Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" subject to the prohibited transactions provisions of ERISA or
Section 4975 of the Code and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of an ERISA-Restricted Certificate by a Plan or a Person that is purchasing or holding such a Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code. The preparation and delivery of the certificate and opinions referred to above shall not be an expense of the Trust Fund, the Trustee or the Company. Notwithstanding the foregoing, no opinion or certificate shall be required for the initial issuance of the ERISA-Restricted Certificates.

               (ii) No transfer of a Residual Certificate shall be made to any Person unless the Trustee has received a certification (substantially in the form of paragraph 4 of Exhibit F) from such transferee to the effect that, among other things, such transferee is not a Plan or a Person that is using the assets of a Plan to acquire any such Certificate. The preparation and delivery of such certificate shall not be an expense of the Trust Fund, the Trustee or the Company.

      (d) Subject to Section 8.01(i) hereof, the Trustee may conclusively rely upon any certificate, affidavit or opinion delivered pursuant to Section 5.02(b) or (c). Any certificate or affidavit required to be delivered by a transferee under this
Section 5.02 may be executed and delivered in the name of such transferee by its attorney-in-fact duly authorized in writing in form and substance satisfactory to the Trustee.

     (e) Except as to any additional Certificate of any Class of Book-Entry Certificates held in physical certificated form pursuant to Section 5.02(g) or any Restricted Junior Certificate of any Class of Book-Entry Certificates that is transferred to an entity other than a QIB, the Book-Entry Certificates shall, subject to Section 5.02(f), at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration thereof may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates;
(iii) ownership and transfers of registration of the Certificates issued in book-entry form on the books of the Depository shall be governed by applicable rules established by the Depository and the rights of Certificate Owners with respect to Book-Entry Certificates shall be governed by applicable law and agreements between such Certificate Owners and the Depository, Depository Participants, and indirect participating firms; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as authorized representatives of the Certificate Owners of the Certificates issued in book-entry form for all purposes including the making of payments due on the Book-Entry Certificates and exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners; (vii) Certificate Owners shall not be entitled to certificates for the Book-Entry Certificates and (viii) the Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and give notice to the Depository of such record date.

           All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. Except as provided herein, the Trustee shall have no duty to monitor or restrict the transfer of Certificates or interests therein, and shall have no liability for any transfer, including any transfer made through the book-entry facilities of


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the Depository or between or among Depository Participants or
Certificate Owners, made in violation of applicable restrictions set forth herein, except in the event of the failure of the Trustee to perform its duties and fulfill its obligations under this Agreement.

     (f) If (x)(i) the Company or the Depository advises the Trustee in writing that the Depository is no longer willing, qualified or able to properly discharge its responsibilities as Depository, and (ii) the Trustee or the Company is unable to locate a qualified successor, (y) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of an Event of Default, Certificate Owners representing not less than 51% of the aggregate Voting Rights allocated to the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of such Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Company nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

     (g) On or prior to the Closing Date, there shall be delivered to the Depository (or to State Street Bank and Trust Company acting as custodian for the Depository pursuant to the Depository's procedures) one certificate for each Class of Book-Entry Certificates registered in the name of the Depository's nominee, Cede & Co. The face amount of each such Certificate shall represent 100% of the initial Class Certificate Principal Balance thereof, except for such amount that does not constitute an acceptable denomination to the Depository. An additional Certificate of each Class of Book-Entry Certificates may be issued evidencing such remainder and, if so issued, will be held in physical certificated form by the Holders thereof. Each Certificate issued in book-entry form shall bear the following legend:

           "Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

      Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Company, the Certificate Registrar and the Trustee such security or indemnity as


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


may be required by them to save each of them harmless, then, in the absence of notice to the Certificate Registrar or the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest. In connection with the issuance of any new Certificate under this Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

      Section 5.04. Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Company, the Trustee, the Certificate Registrar and any agent of the Company, the Trustee or the Certificate Registrar may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and neither the Company, the Trustee, the Certificate Registrar nor any agent of the Company, the Trustee or the Certificate Registrar shall be affected by any notice to the contrary.

      Section 5.05. Access to List of Certificateholders' Names and Addresses. The Certificate Registrar will furnish or cause to be furnished to the Company, within 15 days after receipt by the Certificate Registrar of request therefor from the Company in writing, a list, in such form as the Company may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders. If three or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt. Every Certificateholder, by receiving and holding a Certificate, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

      Section 5.06. Representation of Certain Certificateholders. The fiduciary of any Plan which becomes a Holder of a Certificate, by virtue of its acceptance of such Certificate, will be deemed to have represented and warranted to the Trustee and the Company that such Plan is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933.


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


      Section 5.07. Determination of COFI. (a) If the outstanding Certificates include any COFI Certificates, then on each COFI Determination Date the Trustee shall determine the value of COFI on the basis of the most recently available Information Bulletin referred to in the definition of "COFI". The establishment of COFI by the Trustee and the Trustee's subsequent calculation of the rates of interest applicable to the COFI Certificates for each Interest Accrual Period shall (in the absence of manifest error) be final and binding. During each Interest Accrual Period, the Certificate Interest Rate for the COFI Certificates for the current and immediately preceding Interest Accrual Period shall be made available by the Trustee to Certificate Owners and Certificateholders at the following telephone number: (617) 664-5500.

     (b) The failure by the Federal Home Loan Bank of San Francisco to publish COFI for a period of 65 calendar days will constitute an "Alternative Rate Event" for purposes hereof. Upon the occurrence of an Alternative Rate Event, the Company will calculate the Certificate Interest Rates for the COFI Certificates for the subsequent Interest Accrual Periods by using, in place of COFI, (i) the replacement index, if any, published or designated by the Federal Home Loan Bank of San Francisco or (ii) if no replacement index is so published or designated, an alternative index to be selected by the Company that has performed, or that the Company expects to perform, in a manner substantially similar to COFI. At the time an alternative index is first selected by the Company, the Company shall determine the average number of basis points, if any, by which the alternative index differed from COFI for such period as the Company, in its sole discretion, reasonably determines to reflect fairly the long-term difference between COFI and the alternative index, and shall adjust the alternative index by such average. The Company shall select a particular index as an alternative only if it receives an Opinion of Counsel to the effect that the selection of such index will not cause any REMIC established hereunder to fail to qualify as a REMIC for federal income tax purposes. In the absence of manifest error, the selection of any alternative index as provided by this Section 5.07(b) shall be final and binding for each subsequent Interest Accrual Period. Upon the occurrence of an Alternative Rate Event, the Trustee shall have no responsibility for the determination of any alternative index or the calculation of the Certificate Interest Rates for the COFI Certificates.

     (c) If at any time after the occurrence of an Alternative
Rate Event the Federal Home Loan Bank of San Francisco resumes publication of COFI, the Certificate Interest Rates for the COFI
Certificates for each Interest Accrual Period commencing thereafter will be calculated by reference to COFI.

      Section 5.08. Determination of LIBOR. (a) If the outstanding Certificates include any LIBOR Certificates, then on each LIBOR Determination Date the Trustee shall determine LIBOR for the related Interest Accrual Period as such rate equal to the Interest Settlement Rate. If such rate does not appear on the Designated Telerate Page as of 11:00 a.m., London time, on the applicable LIBOR Determination Date:

               (i) The Trustee will request the principal London office of each Reference Bank (as defined in Section 5.08(e)) to provide such bank's offered quotation (expressed as a percentage per annum) to prime banks in the London interbank market for one-month U.S. Dollar deposits as of 11:00 a.m., London time, on the applicable LIBOR Determination Date.


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


               (ii) If on any LIBOR Determination Date, two or more of the Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period will be the arithmetic mean of such offered quotations (rounding such arithmetic mean upwards, if necessary, to the nearest whole multiple of 1/16%). If on any LIBOR Determination Date only one or none of the Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period will be the rate per annum the Trustee determines to be the arithmetic mean (rounding such arithmetic mean upwards, if necessary, to the nearest whole multiple of 1/16%) of the one-month Eurodollar lending rate that three major banks in New York City selected by the Trustee are quoting as of approximately 11:00 a.m., New York City time, on the first day of the applicable Interest Accrual Period.

               (iii) If on any LIBOR Determination Date the
          Trustee is required but unable to determine LIBOR in the manner provided in subparagraph (ii) of this
          Section 5.08(a), LIBOR for the next Interest Accrual Period will be LIBOR as determined on the previous LIBOR Determination Date, or, in the case of the first LIBOR Determination Date, the Initial LIBOR Rate.

     (b) The establishment of LIBOR by the Trustee and the Trustee's subsequent calculation of the Certificate Interest Rates applicable to the LIBOR Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

     (c) Within five Business Days of the Trustee's calculation of the Certificate Interest Rates of the LIBOR Certificates, the Trustee shall furnish to the Company by telecopy (or by such other means as the Trustee and the Company may agree from time to time) such Certificate Interest Rates.

     (d) The Trustee shall provide to Certificateholders who inquire of it by telephone the Certificate Interest Rates of the LIBOR Certificates for the current and immediately preceding
Interest Accrual Period.

     (e) As used herein, "Reference Banks" shall mean no more than four leading banks engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, England, (ii) whose quotations appear on the display designated "LIBO" on the Reuters Monitor Money Rates Service (the "Reuters Screen LIBO Page") on the applicable LIBOR Determination Date and (iii) which have been designated as such by the Trustee and are able and willing to provide such quotations to the Trustee on each LIBOR Determination Date. The Reference Banks initially shall be:
Barclay's plc, Bank of Tokyo, National Westminster Bank and Trust Company and Bankers Trust Company. If any of the initial Reference Banks should be removed from the Reuters Screen LIBO Page or in any other way fail to meet the qualifications of a Reference Bank, or if such page is no longer published, the Trustee, after consultation with the Company, shall use its best efforts to designate alternate Reference Banks.


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


                           ARTICLE VI

                            THE COMPANY

      Section 6.01. Liability of the Company. The Company shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Company herein.

      Section 6.02. Merger or Consolidation of, or Assumption of the Obligations of, the Company. Any corporation into which the Company may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company shall be a party, or any corporation succeeding to the business of the Company, or any corporation, more than 50% of the voting stock of which is, directly or indirectly, owned by General Electric Company, or any limited partnership, the sole general partner of which is either the Company or a corporation, more than 50% of the voting stock of which is owned, directly or indirectly, by General Electric Company, which executes an agreement of assumption to perform every obligation of the Company hereunder, shall be the successor of the Company hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

      Section 6.03. Assignment. The Company may assign its rights and delegate its duties and obligations as servicer under this Agreement; provided, that (i) the purchaser or transferee accepting such assignment or delegation is qualified to service mortgage loans for FNMA or FHLMC, is reasonably satisfactory to the Trustee and executes and delivers to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such purchaser or transferee of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Company as servicer hereunder from and after the date of such agreement and (ii) each Rating Agency's rating of any Classes of Certificates in effect immediately prior to such assignment or delegation would not be qualified, downgraded or withdrawn as a result thereof. In the case of any such assignment or delegation, the Company will be released from its obligations as servicer hereunder except for liabilities and obligations as servicer incurred prior to such assignment or delegation.

      Section 6.04. Limitation on Liability of the Company and Others. Neither the Company nor any of the directors or officers or employees or agents of the Company shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action by the Company pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company or any such person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties of the Company or by reason of reckless disregard of obligations and duties of the Company hereunder. The Company and any director or officer or employee or agent of the Company may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company and any director or officer or employee or agent of the Company shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as


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


any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Company shall be under no obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company may in its sole discretion undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Company shall be entitled to be reimbursed therefor from amounts credited to the Mortgage Loan Payment Record as provided by Section 3.04.

      Section 6.05. The Company Not to Resign. Subject to the provisions of Sections 6.02 and 6.03, the Company shall not resign from the obligations and duties hereby imposed on it except upon determination that the performance of its duties hereunder is no longer permissible under applicable law. Any such determination permitting the resignation of the Company shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the responsibilities and obligations of the Company in accordance with Section 7.02.

                           ARTICLE VII

                              DEFAULT

      Section 7.01. Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:

               (i) Any failure by the Company to make any payment to the Trustee of funds pursuant to Section 3.02(d) out of which distributions to Certificateholders of any Class are required to be made under the terms of the Certificates and this Agreement which failure continues unremedied for a period of three Business Days after the date upon which written notice of such failure shall have been given to the Company by the Trustee or to the Company and the Trustee by Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%; or

               (ii) Failure on the part of the Company duly to observe or perform in any material respect any other covenants or agreements of the Company set forth in the Certificates or in this Agreement, which covenants and agreements (A) materially affect the rights of Certificateholders and (B) continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%; or

               (iii) The entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company, or for the winding up or liquidation of the Company's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

               (iv) The consent by the Company to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to substantially all of its property; or the Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

then, and in each and every such case, so long as an Event of Default shall not have been remedied by the Company, either the Trustee, or the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 51%, by notice then given in writing to the Company (and to the Trustee if given by the Certificateholders) may terminate all of the rights and obligations of the Company as servicer under this Agreement. On or after the receipt by the Company of such written notice, all authority and power of the Company under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 7.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Company, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the Mortgage Loans to it. The Company agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Company hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that shall at the time be held by the Company and that have been or should have been credited by it to the Mortgage Loan Payment Record, or that have been deposited by the Company in the Certificate Account or are thereafter received by the Company with respect to the Mortgage Loans. In addition to any other amounts which are then, or, notwithstanding the termination of its activities as servicer, may become, payable to the Company under this Agreement, the Company shall be entitled to receive out of any delinquent payment on account of interest on a Mortgage Loan, due during the period prior to the notice pursuant to this Section 7.01 which terminates the obligation and rights of the Company hereunder and received after such notice, that portion of such payment which it would have been entitled to retain pursuant to Section 3.04(vi) if such notice had not been given.

      Section 7.02. Trustee to Act; Appointment of Successor. (a) On and after the time the Company receives a notice of termination pursuant to Section 7.01, the Trustee shall be the successor in all respects to the Company in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall succeed to all the rights of and be subject to all the responsibilities, duties and liabilities relating thereto placed on the Company in its capacity as servicer by the terms and provisions hereof; provided, however, that the responsibilities and duties of the Company pursuant to Sections 2.02 and 2.03(a) and, if the Trustee is prohibited by law or regulation from making Monthly Advances, the responsibility to make Monthly Advances pursuant to Section 4.04, shall not be the responsibilities, duties or obligations of the Trustee; and provided further, that any failure of the Trustee to perform such duties and responsibilities that is caused by the Company's failure to cooperate with the Trustee as required by Section 7.01 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall, except as provided in Section 7.01, be entitled to such compensation as the Company would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution approved to service mortgage loans for either FNMA or FHLMC, having a net worth of not less than $10,000,000, as the successor to the Company hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Company hereunder. Pending appointment of a successor to the Company pursuant to this Article VII, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Company hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

     (b) Any successor, including the Trustee, to the Company as servicer pursuant to this Article VII shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder, and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Company is so required pursuant to Section 3.15.

      Section 7.03. Notification to Certificateholders. Upon any termination or appointment of a successor to the Company pursuant to this Article VII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

                          ARTICLE VIII

                            THE TRUSTEE

      Section 8.01. Duties of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default has occurred (which has not been cured), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

           The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

           No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

               (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

               (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in performing its duties in accordance with the terms of this Agreement;

               (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

               (iv) The Trustee shall not be charged with knowledge of (A) any failure by the Company to comply with the obligations of the Company referred to in clauses (i) and (ii) of Section 7.01, (B) the rating downgrade referred to in the definition of "Trigger Event" or (C) any failure by the Company to comply with the obligations of the Company to record the assignments of Mortgages referred to in Section 2.01 unless a Responsible Officer of the Trustee at the Corporate Trust Office obtains actual knowledge of such failures, occurrence or downgrade or the Trustee receives written notice of such failures, occurrence or downgrade from the Company or the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%.

           Subject to any obligation of the Trustee to make
Monthly Advances as provided herein, the Trustee shall not be required to expend or risk its own funds or otherwise incur


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


financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Company under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Company in accordance with the terms of this Agreement.

      Section 8.02. Certain Matters Affecting the Trustee. Except as otherwise provided in Section 8.01:

               (i) The Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

               (iii) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligations, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs;

               (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

               (v) Prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or documents, unless requested in writing so to do by Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to such proceeding. The reasonable expense of every such investigation shall be paid by the Company or, if paid by the Trustee, shall be reimbursed by the Company upon demand. Nothing in this clause (v) shall derogate from the obligation of the Company to observe any applicable law prohibiting disclosure of information regarding the Mortgagors; and

               (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian.

      Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the signature and countersignature of the Trustee on the Certificates) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature and countersignature of the Trustee on the Certificates) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Company of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Company.

      Section 8.04. Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trustee.

      Section 8.05. The Company to Pay Trustee's Fees and Expenses. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances (including any Monthly Advances of the Trustee not previously reimbursed thereto pursuant to Section 3.04) incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith or which is the responsibility of Certificateholders hereunder. In addition, the Company covenants and agrees to indemnify the Trustee from, and hold it harmless against, any and all losses, liabilities, damages, claims or expenses other than those resulting from the negligence or bad faith of the Trustee. From time to time, the Trustee may request that the Company debit the Mortgage Loan Payment Record pursuant to Section 3.04 to reimburse the Trustee for any Monthly Advances and Nonrecoverable Advances.


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


      Section 8.06. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be a corporation having its principal office either in the State of New York or in the same state as that in which the initial Trustee under this Agreement has its principal office and organized and doing business under the laws of such State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Trustee shall not be an affiliate of the Company. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

      Section 8.07. Resignation or Removal of Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and having accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

           If the conditions in any of the following clauses (i),
(ii) or (iii) shall occur at any time, the Company may remove the
Trustee: (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company; (ii) the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; or (iii) the replacement of the Trustee with a successor Trustee will enable the Company to avoid (and should, based on the information included in the notice referred to below, result in the avoidance
of) a downgrading of the ratings assigned to the Certificates by the Rating Agencies (whether or not other actions could avoid such downgrading) and no Event of Default, as provided by Section
7.01 hereof, shall have occurred or be continuing; provided, however, that no action shall be taken pursuant to this clause
(iii) unless reasonable notice shall have been provided to the Trustee, which notice shall set forth the basis for any rating downgrade as contemplated by the Rating Agencies and shall also indicate the manner in which such proposed action is intended to avoid such downgrade. If it removes the Trustee under the authority of the immediately preceding sentence, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

           Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 8.07 shall not become effective until acceptance of appointment by the successor Trustee as provided in
Section 8.08.


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


       Section 8.08. Successor Trustee. Any successor Trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The predecessor Trustee shall deliver to the successor Trustee all Mortgage Files and related documents and statements held by it hereunder; and the Company and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

           No successor Trustee shall accept appointment as provided in this Section 8.08 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 8.06.

           Upon acceptance of appointment by a successor Trustee as provided in this Section 8.08, the Company shall mail notice of the succession of such Trustee hereunder to all holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Company.

      Section 8.09. Merger or Consolidation of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

      Section 8.10. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Company and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, of all or any part of the Trust Fund, or separate trustee or separate trustees of any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Company and the Trustee may consider necessary or desirable. If the Company shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08.

           Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Company hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

               (ii) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

               (iii) The Company and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

           Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Company.

           Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

      Section 8.11. Compliance with REMIC Provisions; Tax Returns. The Trustee shall at all times act in such a manner in the performance of its duties hereunder as shall be necessary to prevent each of the Upper Tier REMIC and the Lower Tier REMIC from failing to qualify as a REMIC and to prevent the imposition of a tax on the Trust Fund or such REMICs established hereunder. The Trustee, upon request, will furnish the Company with all such information within its possession as may be reasonably required in connection with the preparation of all tax returns of the Trust Fund and any Reserve Fund, and shall, upon request, execute such returns.


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


                           ARTICLE IX

                            TERMINATION

      Section 9.01. Termination upon Repurchase by the Company or Liquidation of All Mortgage Loans. Subject to Section 9.02, the respective obligations and responsibilities of the Company and the Trustee created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the final Distribution Date and the obligation of the Trustee to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the final Distribution Date pursuant to this Article IX following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all REO Mortgage Loans remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than any REO Mortgage Loans described in the following clause) plus accrued and unpaid interest thereon at the applicable Remittance Rate (less any amounts constituting previously unreimbursed Monthly Advances) to the first day of the month in which such purchase price is to be distributed to Certificateholders and (y) the appraised value of any REO Mortgage Loan (less the good faith estimate of the Company of Liquidation Expenses to be incurred in connection with its disposal thereof), such appraisal to be conducted by an appraiser mutually agreed upon by the Company and the Trustee, and (b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan; provided, however, that in no event shall the Trust Fund created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States of America to the Court of St. James's, living on the date of this Agreement. The right of the Company to repurchase all Mortgage Loans pursuant to clause (a) above shall be conditioned upon the aggregate of the Scheduled Principal Balance of the Outstanding Mortgage Loans, at the time of any such repurchase, aggregating less than 10 percent of the aggregate of the Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

           Notice of any termination, specifying the Distribution Date upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (A) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of the Certificates at the office of the Trustee therein designated, (B) the amount of any such final payment and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. The Trustee shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given in connection with the exercise by the Company of its right of repurchase, the Company shall deposit in the Certificate Account not later than 11:00 a.m. on the Business Day prior to the final Distribution Date in next-day funds an amount equal to the price described above. Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders an amount equal to the price calculated as above provided, any such repurchase being in lieu of the distribution otherwise required to be made on the Distribution

Date upon which the repurchase is effected. Upon certification to the Trustee by a Servicing Officer following such final deposit, the Trustee shall promptly release to the Company the Mortgage
Files for the repurchased Mortgage Loans.

           On the final Distribution Date, the Trustee shall distribute amounts on deposit in the Certificate Account in accordance with the applicable priorities provided by Section 4.01. Distributions on each Certificate shall be made on the final Distribution Date in the manner specified in Section 4.02 but only upon presentation and surrender of the Certificates.

           In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject hereto.

      Section 9.02. Additional Termination Requirements. (a) In the event the Company exercises its purchase option as provided in Section 9.01, the Trust Fund and each of the Upper Tier REMIC and the Lower Tier REMIC established hereunder shall be terminated in accordance with the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel to the effect that the failure to comply with the requirements of this Section 9.02 will not (i) result in the imposition of taxes on "prohibited transactions" of either of the Upper Tier REMIC or the Lower Tier REMIC as defined in section 860F of the Code, or (ii) cause either of the Upper Tier REMIC or the Lower Tier REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

               (i) Within 90 days prior to the final Distribution Date set forth in the notice given by the Trustee under
          Section 9.01, the Company shall prepare and the Trustee shall execute and adopt a plan of complete liquidation for each of the Upper Tier REMIC and the Lower Tier REMIC within the meaning of section 860F(a)(4)(A)(i) of the Code, which shall be evidenced by such notice; and

               (ii) Within 90 days after the time of adoption of such a plan of complete liquidation, the Trustee shall sell all of the assets of the Trust Fund to the Company for cash in accordance with Section 9.01.

     (b) By their acceptance of the Residual Certificates, the Holders thereof hereby authorize the Trustee to adopt such a plan of complete liquidation which authorization shall be binding on all successor Holders of the Residual Certificates.

     (c) On the final federal income tax return for each of the Upper Tier REMIC and the Lower Tier REMIC established hereunder, the Trustee will attach a statement specifying the date of the adoption of the plan of liquidation.

                            ARTICLE X

                     MISCELLANEOUS PROVISIONS


      Section 10.01. Amendment. This Agreement may be amended from time to time by the Company and the Trustee, without the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein or therein which may be defective or inconsistent with any other provisions herein, or to surrender any right or power herein conferred upon the Company, or to add any other provisions with respect to matters or questions arising under this Agreement, which shall not be materially inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder. Notwithstanding the foregoing, without the consent of the Certificateholders, the Trustee and the Company may at any time and from time to time amend this Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary or appropriate to maintain the qualification of each of the Upper Tier REMIC and the Lower Tier REMIC as a REMIC under the Code or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund at any time prior to the final redemption of the Certificates, provided that the Trustee has obtained an opinion of independent counsel (which opinion also shall be addressed to the Company) to the effect that such action is necessary or appropriate to maintain such qualification or to avoid or minimize the risk of the imposition of such a tax.

           This Agreement may also be amended from time to time by the Company and the Trustee with the consent of Holders of Certificates evidencing (i) not less than 66% of the Voting Rights of all the Certificates or (ii) Percentage Interests aggregating not less than 66% of each Class affected by such amendment, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (a) reduce in any manner the amount of, or delay the timing of, collections of payments on the Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate, (b) adversely affect in any material respects the interests of the Holders of any Class of Certificates in any manner other than as described in (a), without the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66% of such Class, or (c) reduce the aforesaid percentages of Certificates of any Class required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding. For purposes of this paragraph, references to "Holder" or "Holders" shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

           Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment will not subject the Trust Fund to tax or cause either of the Upper Tier REMIC or the Lower Tier REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

           Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder.

           It shall not be necessary for the consent of Certificateholders under this Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

      Section 10.02. Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Company and at its expense on direction by the Trustee, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

           For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      Section 10.03. Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

           No Certificateholder shall have any right to vote (except as provided in Section 10.01) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

           No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25% shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

      Section 10.04. Governing Law. THIS AGREEMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK
AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER
SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Section 10.05. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (a) in the case of the Company, to GE Capital Mortgage Services, Inc., 3 Executive Campus, Cherry Hill, New Jersey 08002, Attention: General Counsel, (b) in the case of the Trustee, to State Street Bank and Trust Company, Corporate Trust Department, 225 Franklin Street, Boston, Massachusetts 02110, (c) in the case of Fitch, to Fitch IBCA, Inc., One State Street Plaza, New York, New York 10004,
Attention: Structured Finance Surveillance, and (d) in the case of S&P, Standard and Poor's Ratings Services, 26 Broadway, 10th Floor, New York, New York 10004, Attention: Residential Mortgage Surveillance, or, as to each such Person, at such other address as shall be designated by such Person in a written notice to each other named Person. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

      Section 10.06. Notices to the Rating Agencies. The Company shall deliver written notice of the following events to each Rating Agency promptly following the occurrence thereof: material amendment to this Agreement; any Event of Default; any Trigger Event; change in or termination of the Trustee; removal of the Company or any successor servicer as servicer; repurchase or replacement of any Defective Mortgage Loan pursuant to Section 2.03; and final payment to Certificateholders. In addition, the Company shall deliver copies of the following documents to each Rating Agency at the time such documents are required to be delivered pursuant to this Agreement: monthly statements to Certificateholders pursuant to Section 4.05, annual report of independent accountants pursuant to Section 3.13 and annual servicer compliance report pursuant to Section 3.12. Notwithstanding the foregoing, the failure to deliver such notices or copies shall not constitute an Event of Default under this Agreement.

      Section 10.07. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then to the extent permitted by law such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this

Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

      Section 10.08. Certificates Nonassessable and Fully Paid. It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Fund or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee are and shall be deemed fully paid.

                               * * *

           IN WITNESS WHEREOF, the Company and the Trustee have caused this Agreement to be duly executed by their respective officers and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                               GE CAPITAL MORTGAGE SERVICES, INC.


                               By:____________________________________
                                  Name:
                                  Title:
[SEAL]


Attest:


By:____________________________________
   Name:
   Title:


                               STATE STREET BANK AND
                                  TRUST COMPANY,
                                  as Trustee


                               By:______________________________________
                                  Name:
                                  Title:
[SEAL]


Attest:


By:____________________________________
   Name:
   Title:

State of New Jersey  )
                ) ss.:
County of Camden     )


           On the ____day of October, 1998 before me, a notary public in and for the State of New Jersey, personally appeared _______________________, known to me who, being by me duly sworn, did depose and say that he/she resides at_______________________ ___________________________________; that he/she is a(n)
_________________________ of GE Capital Mortgage Services, Inc., a corporation formed under the laws of the State of New Jersey, one of the parties that executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.




                               ________________________________
                                      Notary Public



[Notarial Seal]

The Commonwealth of Massachusetts   )
                                    ) ss.:
County of Suffolk                   )


           On the _____ day of October, 1998 before me, a notary public in and for the Commonwealth of Massachusetts, personally appeared ____________________, known to me who, being by me duly sworn, did depose and say that he/she resides at______________ _____________________________________________________________;
that he/she is a(n) __________________________________ of State
Street Bank and Trust Company, one of the parties that executed the foregoing instrument; that he/she knows the seal of said Bank; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said Bank; and that he/she signed his/her name thereto by order of the Board of Directors of said Bank.




                              _____________________________________
                                      Notary Public



[Notarial Seal]

                             EXHIBIT A

                       FORMS OF CERTIFICATES


PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-17


          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R                               Initial Class A1 Certificate
                                    Principal Balance:
Class A1                              $100,646,422

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.75%               Balance of this Certificate:

Cut-off Date:
October 1, 1998

First Distribution Date:            CUSIP:36157RTA3
November 25, 1998

THIS CERTIFIES THAT

is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A1 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in November 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

           Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

           This Certificate is one of a duly authorized issue of Certificates designated as REMIC Multi-Class Pass-Through Certificates, Series 1998-17, issued in twenty-two Classes (Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class A8, Class A9, Class A10, Class A11, Class A12, Class A13, Class R, Class RL, Class PO, Class M, Class B1, Class B2, Class B3, Class B4 and Class B5, herein called the "Certificates").

           The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

           This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

           The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption")
applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

           No transfer of any Class R or Class RL Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R or Class RL Certificate or
(y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R or Class RL Certificate.

           As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

           The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

           The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage

Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

           Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                          STATE STREET BANK AND TRUST
                          COMPANY, not in its individual
                          capacity but solely as Trustee




(SEAL)
                          By:___________________________
                          Name:
                          Title:



Countersigned:


By_______________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee


Dated:___________________

                            ASSIGNMENT

           FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

_____________________________________________________________

_____________________________________________________________
            (Please print or typewrite name and address
              including postal zip code of assignee)


_____________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

           I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:

_____________________________________________________________
_____________________________________________________________
_____________________________________________________________

Dated:___________________




_____________________________________
Signature by or on behalf of assignor




_________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-17


          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R                               Initial Class A2 Certificate
                                    Principal Balance:
Class A2                              $7,371,000

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.75%               Balance of this Certificate:

Cut-off Date:
October 1, 1998

First Distribution Date:            CUSIP:36157RTB1
November 25, 1998

THIS CERTIFIES THAT

is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A2 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in November 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-17


          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R                               Initial Class A3 Certificate
                                    Principal Balance:
Class A3                              $50,001,961

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.75%               Balance of this Certificate:

Cut-off Date:
October 1, 1998

First Distribution Date:            CUSIP:36157RTC9
November 25, 1998

THIS CERTIFIES THAT

is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A3 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in November 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-17


          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R                               Initial Class A4 Certificate
                                    Principal Balance:
Class A4                              $50,256,000

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.75%               Balance of this Certificate:

Cut-off Date:
October 1, 1998

First Distribution Date:            CUSIP:36157RTD7
November 25, 1998

THIS CERTIFIES THAT

is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A4 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in November 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-17


          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R                               Initial Class A5 Certificate
                                    Principal Balance:
Class A5                              $32,689,411

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.75%               Balance of this Certificate:

Cut-off Date:
October 1, 1998

First Distribution Date:            CUSIP:36157RTE5
November 25, 1998

THIS CERTIFIES THAT

is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A5 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in November 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-17


          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R                               Initial Class A6 Certificate
                                    Principal Balance:
Class A6                              $179,940,409

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.75%               Balance of this Certificate:

Cut-off Date:
October 1, 1998

First Distribution Date:            CUSIP:36157RTF2
November 25, 1998

THIS CERTIFIES THAT

is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A6 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in November 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-17


          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R                               Initial Class A7 Certificate
                                    Principal Balance:
Class A7                              $9,672,000

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.75%               Balance of this Certificate:

Cut-off Date:
October 1, 1998

First Distribution Date:            CUSIP:36157RTG0
November 25, 1998

THIS CERTIFIES THAT

is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A7 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in November 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL WILL NOT BE DISTRIBUTABLE IN RESPECT OF THIS CERTIFICATE. INTEREST IS CALCULATED ON THIS CERTIFICATE BASED ON THE NOTIONAL PRINCIPAL BALANCE HEREOF, WHICH IS EQUAL TO THE CLASS CERTIFICATE PRINCIPAL BALANCES OF OTHER CLASSES OF CERTIFICATES. ACCORDINGLY, THE NOTIONAL PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTIONAL PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-17


          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R                               Initial Class A8 Notional
                                    Principal Balance:
Class A8                              $25,249,997

Certificate Interest                Initial Notional Principal
Rate per annum: 0.25%               Balance of this Certificate:

Cut-off Date:
October 1, 1998

First Distribution Date:            CUSIP:36157RTH8
November 25, 1998

THIS CERTIFIES THAT

is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Notional Principal Balance of this Certificate by the aggregate initial Notional Principal Balance of all Class A8 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in November 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-17


          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R                               Initial Class A9 Certificate
                                    Principal Balance:
Class A9                              $25,249,997

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.50%               Balance of this Certificate:

Cut-off Date:
October 1, 1998

First Distribution Date:            CUSIP:36157RTJ4
November 25, 1998

THIS CERTIFIES THAT

is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A9 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in November 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-17


          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R                               Initial Class A10 Certificate
                                    Principal Balance:
Class A10                             $14,673,337

Certificate Interest                Initial Certificate Principal
Rate per annum:  variable           Balance of this Certificate:

Cut-off Date:
October 1, 1998

First Distribution Date:            CUSIP:36157RTK1
November 25, 1998

THIS CERTIFIES THAT

is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A10 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in November 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-17


          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R                               Initial Class A11 Certificate
                                    Principal Balance:
Class A11                             $4,891,113

Certificate Interest                Initial Certificate Principal
Rate per annum:  variable           Balance of this Certificate:

Cut-off Date:
October 1, 1998

First Distribution Date:            CUSIP:36157RTL9
November 25, 1998

THIS CERTIFIES THAT

is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A11 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in November 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-17


          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R                               Initial Class A12 Certificate
                                    Principal Balance:
Class A12                             $17,620,000

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.75%               Balance of this Certificate:

Cut-off Date:
October 1, 1998

First Distribution Date:            CUSIP:36157RUY9
November 25, 1998

THIS CERTIFIES THAT

is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A12 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in November 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-17


          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R                               Initial Class A13 Certificate
                                    Principal Balance:
Class A13                             $7,007,760

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.75%               Balance of this Certificate:

Cut-off Date:
October 1, 1998

First Distribution Date:            CUSIP:36157RUZ6
November 25, 1998

THIS CERTIFIES THAT

is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A13 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in November 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS THE "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THE AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE
SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR SUCH DISQUALIFIED ORGANIZATION, OR AN ENTITY THAT HOLDS REMIC RESIDUAL SECURITIES AS NOMINEE TO FACILITATE THE CLEARANCE AND SETTLEMENT OF SUCH SECURITIES THROUGH BOOK-ENTRY CHANGES IN ACCOUNTS OF PARTICIPATING ORGANIZATIONS (A "BOOK-ENTRY NOMINEE") AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR BOOK-ENTRY NOMINEES.

THE HOLDER OF THIS CLASS R CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE IRREVOCABLY APPOINTED THE COMPANY (AS DEFINED HEREIN) AS ITS AGENT AND ATTORNEY-IN-FACT TO ACT AS "TAX MATTERS PERSON" OF THE UPPER-TIER REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, WITH RESPECT TO THE TRUST FUND.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY DISQUALIFIED ORGANIZATION, BOOK-ENTRY NOMINEE OR NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN THE AGREEMENT OR TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-17


          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R                               Initial Class R Certificate
                                    Principal Balance:
Class R                               $100

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.75%               Balance of this Certificate:

Cut-off Date:
October 1, 1998

First Distribution Date:            CUSIP:36157RTM7
November 25, 1998

      THIS CERTIFIES THAT

is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in November 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

           Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

           This Certificate is one of a duly authorized issue of Certificates designated as REMIC Multi-Class Pass-Through Certificates, Series 1998-17, issued in twenty-two Classes (Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class A8, Class A9, Class A10, Class A11, Class A12, Class A13, Class R, Class RL, Class PO, Class M, Class B1, Class B2, Class B3, Class B4 and Class B5, herein called the "Certificates").

           The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

           This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

           The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption")
applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

           No transfer of any Class R or Class RL Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R or Class RL Certificate or
(y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R or Class RL Certificate.

           As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

           The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

           The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage

Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

           Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                          STATE STREET BANK AND TRUST
                          COMPANY, not in its individual
                          capacity but solely as Trustee




(SEAL)
                          By:___________________________
                          Name:
                          Title:



Countersigned:


By_______________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee


Dated:___________________

                            ASSIGNMENT

           FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

_____________________________________________________________

_____________________________________________________________
            (Please print or typewrite name and address
              including postal zip code of assignee)


_____________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

           I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:

_____________________________________________________________
_____________________________________________________________
_____________________________________________________________

Dated:___________________




_____________________________________
Signature by or on behalf of assignor




_________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS THE "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THE AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE
SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR SUCH DISQUALIFIED ORGANIZATION, OR AN ENTITY THAT HOLDS REMIC RESIDUAL SECURITIES AS NOMINEE TO FACILITATE THE CLEARANCE AND SETTLEMENT OF SUCH SECURITIES THROUGH BOOK-ENTRY CHANGES IN ACCOUNTS OF PARTICIPATING ORGANIZATIONS (A "BOOK-ENTRY NOMINEE") AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR BOOK-ENTRY NOMINEES.

THE HOLDER OF THIS CLASS RL CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE IRREVOCABLY APPOINTED THE COMPANY (AS DEFINED HEREIN) AS ITS AGENT AND ATTORNEY-IN-FACT TO ACT AS "TAX MATTERS PERSON" OF THE LOWER-TIER REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, WITH RESPECT TO THE TRUST FUND.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY DISQUALIFIED ORGANIZATION, BOOK-ENTRY NOMINEE OR NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN THE AGREEMENT OR TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-17


          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R                               Initial Class RL Certificate
                                    Principal Balance:
Class RL                              $100

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.75%               Balance of this Certificate:

Cut-off Date:
October 1, 1998

First Distribution Date:            CUSIP:36157RTN5
November 25, 1998

THIS CERTIFIES THAT

is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class RL Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in November 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN
THE AGREEMENT REFERRED TO HEREIN.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-17


          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R                               Initial Class M Certificate
                                    Principal Balance:
Class M                               $7,828,000

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.75%               Balance of this Certificate:

Cut-off Date:
October 1, 1998

First Distribution Date:            CUSIP:36157RTP0
November 25, 1998

THIS CERTIFIES THAT

is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class M Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in November 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

           Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

           This Certificate is one of a duly authorized issue of Certificates designated as REMIC Multi-Class Pass-Through Certificates, Series 1998-17, issued in twenty-two Classes (Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class A8, Class A9, Class A10, Class A11, Class A12, Class A13, Class R, Class RL, Class PO, Class M, Class B1, Class B2, Class B3, Class B4 and Class B5, herein called the "Certificates").

           The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

           This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

           The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption")
applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

           No transfer of any Class R or Class RL Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R or Class RL Certificate or
(y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R or Class RL Certificate.

           As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

           The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

           The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage

Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

           Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                          STATE STREET BANK AND TRUST
                          COMPANY, not in its individual
                          capacity but solely as Trustee




(SEAL)
                          By:___________________________
                          Name:
                          Title:



Countersigned:


By_______________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee


Dated:___________________

                            ASSIGNMENT

           FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

_____________________________________________________________

_____________________________________________________________
            (Please print or typewrite name and address
              including postal zip code of assignee)


_____________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

           I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:

_____________________________________________________________
_____________________________________________________________
_____________________________________________________________

Dated:___________________




_____________________________________
Signature by or on behalf of assignor




_________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN
THE AGREEMENT REFERRED TO HEREIN.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-17


          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R                               Initial Class B1 Certificate
                                    Principal Balance:
Class B1                              $3,914,000

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.75%               Balance of this Certificate:

Cut-off Date:
October 1, 1998

First Distribution Date:            CUSIP:36157RTQ8
November 25, 1998

THIS CERTIFIES THAT

is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B1 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in November 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN
THE AGREEMENT REFERRED TO HEREIN.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-17


          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R                               Initial Class B2 Certificate
                                    Principal Balance:
Class B2                              $2,609,000

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.75%               Balance of this Certificate:

Cut-off Date:
October 1, 1998

First Distribution Date:            CUSIP:36157RTR6
November 25, 1998

THIS CERTIFIES THAT

is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B2 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in November 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN
THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-17


          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.




No. R                               Initial Class B3 Certificate
                                    Principal Balance:
Class B3                              $3,393,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.75%               Balance of this Certificate:

Cut-off Date:
October 1, 1998

First Distribution Date:            CUSIP:36157RVA0
November 25, 1998

THIS CERTIFIES THAT

is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B3 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in November 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

           Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

           This Certificate is one of a duly authorized issue of Certificates designated as REMIC Multi-Class Pass-Through Certificates, Series 1998-17, issued in twenty-two Classes (Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class A8, Class A9, Class A10, Class A11, Class A12, Class A13, Class R, Class RL, Class PO, Class M, Class B1, Class B2, Class B3, Class B4 and Class B5, herein called the "Certificates").

           The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

           This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

           The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption")
applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

           No transfer of any Class R or Class RL Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R or Class RL Certificate or
(y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R or Class RL Certificate.

           As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

           The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

           The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage

Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

           Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                          STATE STREET BANK AND TRUST
                          COMPANY, not in its individual
                          capacity but solely as Trustee




(SEAL)
                          By:___________________________
                          Name:
                          Title:



Countersigned:


By_______________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee


Dated:___________________

                            ASSIGNMENT

           FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

_____________________________________________________________

_____________________________________________________________
            (Please print or typewrite name and address
              including postal zip code of assignee)


_____________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

           I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:

_____________________________________________________________
_____________________________________________________________
_____________________________________________________________

Dated:___________________




_____________________________________
Signature by or on behalf of assignor




_________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

           In connection with any transfer of this Certificate, the undersigned registered holder hereof confirms that without utilizing any general solicitation or general advertising:

(Check One) -

           |_| (a) This Certificate is being transferred by the undersigned to a person whom the undersigned reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended) pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

           |_| (b) This Certificate is being transferred by the undersigned to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2),
                     (3) or (7) of Regulation D under the
                     Securities Act of 1933, as amended) and that the undersigned has been advised by the prospective purchaser that it intends to hold this Certificate for investment and not for distribution or resale.


Dated
-------------------------
(Signature)


If none of the foregoing boxes is checked, the Trustee shall not be obligated to register this Certificate in the name of any person other than the registered holder thereof unless and until the conditions to any such transfer of registration set forth herein, and in the Pooling and Servicing Agreement have been satisfied.


TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED:

           The undersigned represents and warrants that (i) it is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended) and acknowledges that it has received such information as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the registered holder is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A, and (ii) the undersigned (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, and is not using the assets of any such employee benefit or other plan to acquire this Certificate or (y) is an insurance company investing assets of its general account and the exemptions provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995), apply to the acquisition and holding by the undersigned of this Certificate.


Dated
-------------------------
(Signature)


TO BE COMPLETED BY PURCHASER IF (b) ABOVE IS CHECKED:

           The undersigned represents and warrants that (i) it is an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended), and (ii) the undersigned (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, and is not using the assets of any such employee benefit or other plan to acquire this Certificate or (y) is an insurance company investing assets of its general account and the exemptions provided by
Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995), apply to the acquisition and holding by the undersigned of this Certificate.


Dated
-------------------------
(Signature)

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN
THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-17


          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.




No. R                               Initial Class B4 Certificate
                                    Principal Balance:
Class B4                              $1,565,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.75%               Balance of this Certificate:

Cut-off Date:
October 1, 1998

First Distribution Date:            CUSIP:36157RVB8
November 25, 1998

THIS CERTIFIES THAT

is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B4 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in November 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN
THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-17


          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.




No. R                               Initial Class B5 Certificate
                                    Principal Balance:
Class B5                              $1,566,387.40

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.75%               Balance of this Certificate:

Cut-off Date:
October 1, 1998

First Distribution Date:            CUSIP:36157RVC6
November 25, 1998

THIS CERTIFIES THAT

is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B5 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in November 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE SECURITIES ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-17

          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R                               Initial Class PO Certificate
                                       Principal Balance:
Class PO                               $989,657.77

Certificate Interest                Initial Certificate Principal
  Rate per annum:                      Balance of this Certificate:
non-interest bearing

Cut-off Date:
October 1, 1998

First Distribution Date:
November 25, 1998

THIS CERTIFIES THAT

is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class PO Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in November 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

           Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

           This Certificate is one of a duly authorized issue of Certificates designated as REMIC Multi-Class Pass-Through Certificates, Series 1998-17, issued in twenty-two Classes (Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class A8, Class A9, Class A10, Class A11, Class A12, Class A13, Class R, Class RL, Class PO, Class M, Class B1, Class B2, Class B3, Class B4 and Class B5, herein called the "Certificates").

           The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

           This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

           The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the
"Exemption") applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or
Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

           No transfer of any Class R or Class RL Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R or Class RL Certificate or
(y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R or Class RL Certificate.

           As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

           The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

           The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage

Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

           Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                          STATE STREET BANK AND TRUST
                          COMPANY, not in its individual
                          capacity but solely as Trustee




(SEAL)
                          By:___________________________
                          Name:
                          Title:



Countersigned:


By_______________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee


Dated:___________________

                            ASSIGNMENT

           FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

_____________________________________________________________

_____________________________________________________________
            (Please print or typewrite name and address
              including postal zip code of assignee)


_____________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

           I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:

_____________________________________________________________
_____________________________________________________________
_____________________________________________________________

Dated:___________________




_____________________________________
Signature by or on behalf of assignor




_________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

                             EXHIBIT B

                    PRINCIPAL BALANCE SCHEDULES

                             EXHIBIT C

                          MORTGAGE LOANS


          [Each Mortgage Loan shall be identified by loan number, address of the Mortgaged Property and name of the Mortgagor. The following details shall be set forth as to each Mortgage Loan:
(i) the principal balance at the time of its origination, (ii) the Scheduled Principal Balance as of the Cut-off Date, (iii) the interest rate borne by the Mortgage Note, (iv) the scheduled monthly level payment of principal and interest, (v) the Loan-To-Value ratio, (vi) the maturity date of the Mortgage Note and (vii) the Base Servicing Fee Rate for such Mortgage Loan. Cooperative Loans and Enhanced Streamlined Refinance program loans shall be designated as such.]


1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:            1
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007688294     MORTGAGORS: SMITH                MARSHALL
                               SMITH                CATHERINE
    REGION CODE    ADDRESS   :  2370 BRYANT STREET
        02         CITY      :    PALO ALTO
                   STATE/ZIP : CA  94301
    MORTGAGE AMOUNT :   562,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    560,814.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,933.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007688963     MORTGAGORS: SIOSON               EDUARDO
                               SIOSON               DELIA
    REGION CODE    ADDRESS   :  2752 CAMINO CASA BUENA
        02         CITY      :    PLEASANTON
                   STATE/ZIP : CA  94566
    MORTGAGE AMOUNT :   335,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    333,970.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,313.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 68.36700
    ----------------------------------------------------------------
0   0007689144     MORTGAGORS: STARNES              HEIDI

    REGION CODE    ADDRESS   : 1023 NASSAU STREET
        02         CITY      :    DELRAY BEACH
                   STATE/ZIP : FL  33483
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,186.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,576.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007689466     MORTGAGORS: MC COOL              WILLIAM
                               MC COOL              CHARLOTTE
    REGION CODE    ADDRESS   :  6500 ROCKY CANYON ROAD
        02         CITY      :    ATASCADERO
                   STATE/ZIP : CA  93422
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,990.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,740.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   05/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 72.00000
    ----------------------------------------------------------------
0   0007689565     MORTGAGORS: BROWN                ELIOT

    REGION CODE    ADDRESS   :   713 SHADOW LANE
        02         CITY      :    TELLURIDE
                   STATE/ZIP : CO  81435
    MORTGAGE AMOUNT :   504,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    502,870.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,524.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,893,500.00
                               P & I AMT:     13,088.05
                               UPB AMT:   1,887,833.45

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:            2
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007689672     MORTGAGORS: LITTLETON            MICHAEL

    REGION CODE    ADDRESS   : 12847 ADMIRAL AVENUE
        02         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90066
    MORTGAGE AMOUNT :   284,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,588.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,964.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 74.86800
    ----------------------------------------------------------------
0   0007690001     MORTGAGORS: MESSER               ALBERT
                               MESSER               SANDY
    REGION CODE    ADDRESS   :  6504 EAGLE RIDGE
        02         CITY      :    EL PASO
                   STATE/ZIP : TX  79912
    MORTGAGE AMOUNT :   289,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    288,665.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,951.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007690019     MORTGAGORS: TADLOCK              ZACK
                               SIDES                JOE
    REGION CODE    ADDRESS   :  2260 PEACHTREE STREET D-5
        02         CITY      :    ATLANTA
                   STATE/ZIP : GA  30305
    MORTGAGE AMOUNT :   242,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,613.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,673.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0007690076     MORTGAGORS: WEBSTER              LARRY
                               WEBSTER              JOAN
    REGION CODE    ADDRESS   : 4680 TORREY PINES DRIVE
        02         CITY      :    CHINO HILLS
                   STATE/ZIP : CA  91709
    MORTGAGE AMOUNT :   259,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,359.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,884.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.99700
    ----------------------------------------------------------------
0   0007690100     MORTGAGORS: HORTON               KENNETH
                               ORTIZ-HORTON         SUSAN
    REGION CODE    ADDRESS   :   434 PANORORAMA DRIVE
        02         CITY      :    BENICIA
                   STATE/ZIP : CA  94510
    MORTGAGE AMOUNT :   242,460.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,816.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,695.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 74.99900
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,318,710.00
                               P & I AMT:      9,169.02
                               UPB AMT:   1,315,042.66

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:            3
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007690183     MORTGAGORS: LEE                  JAMES

    REGION CODE    ADDRESS   :  5671 OLD WILKIE ROAD
        02         CITY      :    GAINESVILLE
                   STATE/ZIP : GA  30506
    MORTGAGE AMOUNT :   357,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    356,726.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,407.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0007690217     MORTGAGORS: THIBAULT             MARK
                               THIBAULT             JOHNESE
    REGION CODE    ADDRESS   : 600 LINCOLN
        02         CITY      :    GROSSE POINTE
                   STATE/ZIP : MI  48111
    MORTGAGE AMOUNT :   372,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    370,922.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,412.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007690399     MORTGAGORS: TERUYA               RONALD
                               TERUYA               GWENDOLYN
    REGION CODE    ADDRESS   : 3566 VIA DOLCE
        02         CITY      :    MARINA DEL RAY
                   STATE/ZIP : CA  90292
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,419.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,726.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.36500
    ----------------------------------------------------------------
0   0007690670     MORTGAGORS: CHOU                 KOULIN
                               CHOU                 ROBIN
    REGION CODE    ADDRESS   : 3 CARLY COURT
        02         CITY      :    VOORHEES
                   STATE/ZIP : NJ  08043
    MORTGAGE AMOUNT :   605,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    601,557.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,127.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.62500
    ----------------------------------------------------------------
0   0007693922     MORTGAGORS: BARNHILL             JERRY
                               BARNHILL             AUDREY
    REGION CODE    ADDRESS   : 616 CROSS RIDGE LN
        01         CITY      :    MANAKIN SAB
                   STATE/ZIP : VA  23103
    MORTGAGE AMOUNT :   289,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,984.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,050.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   02/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 88.86500
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,874,000.00
                               P & I AMT:     12,724.33
                               UPB AMT:   1,866,610.96

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:            4
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007694045     MORTGAGORS: GINSBURG             HERBERT
                               GINSGURG             JANE
    REGION CODE    ADDRESS   : 33 BOULDER RIDGE ROAD
        01         CITY      :    SCARSDALE
                   STATE/ZIP : NY  10583
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,260.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,046.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 53.09700
    ----------------------------------------------------------------
0   0007694458     MORTGAGORS: LONGARDNER           WILLIAM
                               LONGARDNER           GAIL
    REGION CODE    ADDRESS   : 12615 BAY RUN CIR
        01         CITY      :    INDIANAPOLIS
                   STATE/ZIP : IN  46236
    MORTGAGE AMOUNT :   325,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    325,187.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,306.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 79.97500
    ----------------------------------------------------------------
0   0007695083     MORTGAGORS: LOZIER               THOMAS

    REGION CODE    ADDRESS   : 57 EVERGREEN ROAD
        01         CITY      :    NEW CANAAN
                   STATE/ZIP : CT  06840
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    497,779.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,368.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   05/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007695257     MORTGAGORS: CASE                 SCOTT
                               CASE                 REBECCA
    REGION CODE    ADDRESS   : 20 OCEAN GREEN DRIVE
        01         CITY      :    KIAWAH ISLAND
                   STATE/ZIP : SC  29455
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,293.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,046.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007695372     MORTGAGORS: RHODES               DAVID
                               RHODES               RHONDA
    REGION CODE    ADDRESS   : 1204 BRITANIA LANE
        01         CITY      :    ANNAPOLIS
                   STATE/ZIP : MD  21403
    MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,600.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,873.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,693,900.00
                               P & I AMT:     11,642.25
                               UPB AMT:   1,689,122.75

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:            5
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007695398     MORTGAGORS: SCHOENEBERGER        THOMAS
                               SCHOENEBERGER        SUZANNE
    REGION CODE    ADDRESS   : 5241 E. DETZER RD.
        01         CITY      :    LAKE LEELANAU
                   STATE/ZIP : MI  49653
    MORTGAGE AMOUNT :   424,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    423,073.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,001.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007695430     MORTGAGORS: CAUFIELD             THOMAS
                               CAUFIELD             SUSAN
    REGION CODE    ADDRESS   : 300 SOUTHBROOKE DR
        01         CITY      :    DECATUR
                   STATE/ZIP : IL  62521
    MORTGAGE AMOUNT :   317,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    316,539.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,243.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 57.63600
    ----------------------------------------------------------------
0   0007695471     MORTGAGORS: HONG                 ANTHONY
                               HONG                 DIANA
    REGION CODE    ADDRESS   : 12642 N 113TH WAY
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85259
    MORTGAGE AMOUNT :   322,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    321,260.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,223.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 88.98100
    ----------------------------------------------------------------
0   0007695687     MORTGAGORS: BASSETT              F.
                               BASSETT              JANICE
    REGION CODE    ADDRESS   : 205 WESTON RD.
        01         CITY      :    WESTON
                   STATE/ZIP : CT  06883
    MORTGAGE AMOUNT :   345,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    344,144.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,441.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 73.40400
    ----------------------------------------------------------------
0   0007695729     MORTGAGORS: BEATTIE              GRAHAM
                               BEATTIE              SUSAN
    REGION CODE    ADDRESS   : 7708 EAST THUNDERHAWK ROAD
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85251
    MORTGAGE AMOUNT :   240,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,512.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,678.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 89.98900
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,648,050.00
                               P & I AMT:     11,589.09
                               UPB AMT:   1,644,530.62

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:            6
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007695810     MORTGAGORS: ACHECAR              FREDDY
                               ACHECAR              EVELYN
    REGION CODE    ADDRESS   : 3249 MILLWOOD TRAIL
        01         CITY      :    SMYRNA
                   STATE/ZIP : GA  30080
    MORTGAGE AMOUNT :   270,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,847.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,822.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.98700
    ----------------------------------------------------------------
0   0007695828     MORTGAGORS: BODNOVICH            DOUGLAS
                               BODNOVICH            KRISTINE
    REGION CODE    ADDRESS   : 11912 EAST CHRISTOPHER LANE
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85255
    MORTGAGE AMOUNT :   398,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    397,861.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,720.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007695901     MORTGAGORS: JAEDECKE             ROBERT
                               JAEDECKE             DEBORAH
    REGION CODE    ADDRESS   : 4980 N. VENTANA RIDGE PLACE
        01         CITY      :    TUCSON
                   STATE/ZIP : AZ  85750
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,219.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,348.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.06900
    ----------------------------------------------------------------
0   0007696123     MORTGAGORS: ELLINGSON            KATHRYN

    REGION CODE    ADDRESS   : 3123 E GEORGIA AVE
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85016
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,561.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,910.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007696149     MORTGAGORS: HUISH                JUSTIN

    REGION CODE    ADDRESS   : 5186 N. VIA DE LA LANZA
        01         CITY      :    TUCSON
                   STATE/ZIP : AZ  85750
    MORTGAGE AMOUNT :   230,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    230,332.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,614.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,520,150.00
                               P & I AMT:     10,415.47
                               UPB AMT:   1,516,821.91

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:            7
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007696164     MORTGAGORS: ARTEMIK              MILLARD
                               ARTEMIK              ANGELA
    REGION CODE    ADDRESS   : 550 SKY LAKE DRIVE
        01         CITY      :    WEST PALM BEACH
                   STATE/ZIP : FL  33415
    MORTGAGE AMOUNT :   253,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,402.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,731.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0007696172     MORTGAGORS: BAYLEY               MICHAEL
                               BAYLEY               WENDY
    REGION CODE    ADDRESS   : 6755 N MAMARONICK DR
        01         CITY      :    TUCSON
                   STATE/ZIP : AZ  85718
    MORTGAGE AMOUNT :   404,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    403,383.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,790.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 77.69200
    ----------------------------------------------------------------
0   0007696198     MORTGAGORS: BIJLSMA              COENRAAD
                               BIJLSMA              INGRID
    REGION CODE    ADDRESS   : 2880 NE 26TH COURT
        01         CITY      :    FORT LAUDERDALE
                   STATE/ZIP : FL  33306
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,569.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,875.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.71000
    ----------------------------------------------------------------
0   0007696230     MORTGAGORS: FARLEY               MICHAEL
                               FARLEY               SALLY
    REGION CODE    ADDRESS   : 2933 N. CALLE LADERQ
        01         CITY      :    TUCSON
                   STATE/ZIP : AZ  85715
    MORTGAGE AMOUNT :   262,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,089.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,790.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0007696578     MORTGAGORS: GEBERT               GEORGE
                               GEBERT               BERNARDITA
    REGION CODE    ADDRESS   : 4148 SW 130 AVENUE
        02         CITY      :    DAVIE
                   STATE/ZIP : FL  33328
    MORTGAGE AMOUNT :   254,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,401.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,738.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 89.99400
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,450,100.00
                               P & I AMT:      9,926.58
                               UPB AMT:   1,447,846.25

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:            8
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007696586     MORTGAGORS: MCGIFFIN             MICHAEL
                               MCGIFFIN             KELLY
    REGION CODE    ADDRESS   : 4505 FOREST HILL DRIVE
        02         CITY      :    FAIRFAX
                   STATE/ZIP : VA  22030
    MORTGAGE AMOUNT :   286,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    285,506.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,854.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007696594     MORTGAGORS: KAMALI               TOURAJ
                               HOFF                 LISA
    REGION CODE    ADDRESS   : 25424  CHICAMA DRIVE
        02         CITY      :    SOUTH RIDING
                   STATE/ZIP : VA  20152
    MORTGAGE AMOUNT :   264,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,756.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,846.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 89.54200
    ----------------------------------------------------------------
0   0007696602     MORTGAGORS: HELDMAN              WILLIAM
                               HELDMAN              KIM
    REGION CODE    ADDRESS   : 6958 NEWMAN STREET
        02         CITY      :    ARVADA
                   STATE/ZIP : CO  80004
    MORTGAGE AMOUNT :   303,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    303,025.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,070.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 89.99300
    ----------------------------------------------------------------
0   0007696610     MORTGAGORS: QUATTRONE            B.
                               QUATTRONE            DAWN
    REGION CODE    ADDRESS   :  10011  LOWELL WAY
        02         CITY      :    WESTMINSTER
                   STATE/ZIP : CO  80030
    MORTGAGE AMOUNT :   425,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    424,651.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,827.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 89.47300
    ----------------------------------------------------------------
0   0007696628     MORTGAGORS: LARSON-MILLER        JEANIE

    REGION CODE    ADDRESS   : 1896 BLUE MOUTAIN ROAD
        02         CITY      :    LONGMONT
                   STATE/ZIP : CO  80504
    MORTGAGE AMOUNT :   244,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,013.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,708.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 89.98500
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,523,050.00
                               P & I AMT:     10,308.80
                               UPB AMT:   1,520,953.48

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:            9
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007696636     MORTGAGORS: BROMLEY              MICHAEL
                               BROMLEY              COURTNEY
    REGION CODE    ADDRESS   : 2125 CROSSMEADOW LANE
        02         CITY      :    BROOKEVILLE
                   STATE/ZIP : MD  20833
    MORTGAGE AMOUNT :   460,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    459,793.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,261.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007696651     MORTGAGORS: BURNS                ROBERT
                               BURNS                SANDRA
    REGION CODE    ADDRESS   : 1416 BRIGHTWATERS BLVD NE
        02         CITY      :    ST PETERSBURG
                   STATE/ZIP : FL  33704
    MORTGAGE AMOUNT :   387,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    387,336.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,745.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0007696669     MORTGAGORS: DIPALO               MAURO
                               DIPALO               VICTORIA
    REGION CODE    ADDRESS   : 1340  GULF BLVD #14A
        02         CITY      :    CLEARWATER
                   STATE/ZIP : FL  33767
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,327.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,097.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 67.41570
    ----------------------------------------------------------------
0   0007696677     MORTGAGORS: PETER                DAVID
                               PETER                MARTHA
    REGION CODE    ADDRESS   : 7710 STONEY CREEK COURT
        02         CITY      :    FAIRFAX STATION
                   STATE/ZIP : VA  22039
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    359,408.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,395.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007696693     MORTGAGORS: VILLAFLOR            FRANCISCO
                               VILLAFLOR            SIOCGO
    REGION CODE    ADDRESS   : 1236 PROVIDENCE TERRACE
        02         CITY      :    MCLEAN
                   STATE/ZIP : VA  22101
    MORTGAGE AMOUNT :   253,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    252,594.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,704.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 42.16666
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,761,700.00
                               P & I AMT:     12,204.28
                               UPB AMT:   1,758,459.98

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           10
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007696701     MORTGAGORS: ADAMSON              JOHN
                               ADAMSON              MARIE
    REGION CODE    ADDRESS   : 17 NIBLICK LANE
        02         CITY      :    LITTLETON
                   STATE/ZIP : CO  80123
    MORTGAGE AMOUNT :   284,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,533.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,889.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 66.04651
    ----------------------------------------------------------------
0   0007696719     MORTGAGORS: CASTELLANO           STEPHEN
                               BROWN                CAMILLE
    REGION CODE    ADDRESS   : 7790 SO HURON COURT
        02         CITY      :    LITTLETON
                   STATE/ZIP : CO  80120
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,496.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,800.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007696727     MORTGAGORS: LASSITER             NOLAN
                               LASSITER             ANN
    REGION CODE    ADDRESS   : 648 COLUMBINE STREET
        02         CITY      :    DENVER
                   STATE/ZIP : CO  80206
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,454.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,290.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007696735     MORTGAGORS: JOHNSON              MARTIN
                               JOHNSON              PAMELA
    REGION CODE    ADDRESS   :  14833  SILVERSTONE DRIVE
        02         CITY      :    SILVER SPRING
                   STATE/ZIP : MD  20905
    MORTGAGE AMOUNT :   326,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    325,251.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,251.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 76.52500
    ----------------------------------------------------------------
0   0007696743     MORTGAGORS: HOGAN                JOHN

    REGION CODE    ADDRESS   : 114 NE 3RD TERRACE
        02         CITY      :    MIAMI BEACH
                   STATE/ZIP : FL  22207
    MORTGAGE AMOUNT :   463,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    462,809.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,240.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,677,500.00
                               P & I AMT:     11,473.51
                               UPB AMT:   1,674,545.06

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           11
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007696750     MORTGAGORS: ANDREWS              GEORGE
                               ANDREWS              BONNY
    REGION CODE    ADDRESS   : 6645 SW 129 TERRACE
        02         CITY      :    PINECREST
                   STATE/ZIP : FL  33156
    MORTGAGE AMOUNT :   325,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    324,539.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,328.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 61.90400
    ----------------------------------------------------------------
0   0007696768     MORTGAGORS: KLEIER               SCOTT
                               KLEIER               ELIZABETH
    REGION CODE    ADDRESS   : 9824 S.W. 125TH TERRACE
        02         CITY      :    MIAMI
                   STATE/ZIP : FL  33176
    MORTGAGE AMOUNT :   261,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,611.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,824.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0007696784     MORTGAGORS: FRADY                MICHAEL
                               FRADY                KAREN
    REGION CODE    ADDRESS   :   6411  WOODLAND RUN COURT
        02         CITY      :    CLIFTON
                   STATE/ZIP : VA  20124
    MORTGAGE AMOUNT :   352,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    351,462.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,431.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007696792     MORTGAGORS: MCGARRY              JAMES
                               MCGARRY              EILEEN
    REGION CODE    ADDRESS   : 7835 SOUTH VALLEY DRIVE
        02         CITY      :    FAIRFAX STATION
                   STATE/ZIP : VA  22039
    MORTGAGE AMOUNT :   284,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,485.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,795.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007696800     MORTGAGORS: SULLIVAN             NEAL
                               SULLIVAN             CONSTANCE
    REGION CODE    ADDRESS   : 11609 SOUTH BUNNELL COURT
        02         CITY      :    POTOMAC
                   STATE/ZIP : MD  20854
    MORTGAGE AMOUNT :   273,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    273,115.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,751.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,495,600.00
                               P & I AMT:     10,131.43
                               UPB AMT:   1,493,214.83

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           12
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007696834     MORTGAGORS: GIPPO                JAN
                               GIPPO                KRISTIAN
    REGION CODE    ADDRESS   :   1620  HORESHOE RIDGE RD.
        02         CITY      :    CHESTERFIELD
                   STATE/ZIP : MO  63005
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,630.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,734.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007696842     MORTGAGORS: BARTSOKAS            DAVID
                               BARTSOKAS            MARCELLA
    REGION CODE    ADDRESS   : 411 THORNTREE LAKE COURT
        02         CITY      :    EUREKA
                   STATE/ZIP : MO  63025
    MORTGAGE AMOUNT :   333,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    332,990.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,303.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 83.37500
    ----------------------------------------------------------------
0   0007696859     MORTGAGORS: DEVITTO              JAMES
                               DEVITTO              CAROL
    REGION CODE    ADDRESS   : 2051 NORTH POWDER HORN DRIVE
        02         CITY      :    TUCSON
                   STATE/ZIP : AZ  85749
    MORTGAGE AMOUNT :   266,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,783.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,815.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 89.98500
    ----------------------------------------------------------------
0   0007696867     MORTGAGORS: MCELVEY              JOHN
                               MCELVEY              TRENIA
    REGION CODE    ADDRESS   : 4307 GRETNA CT.
        02         CITY      :    KENNESAW
                   STATE/ZIP : GA  30152
    MORTGAGE AMOUNT :   262,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,378.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,770.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0007696875     MORTGAGORS: MONROE               MICHAEL

    REGION CODE    ADDRESS   : 2513 W. SHELL POINT RD.
        02         CITY      :    TAMPA
                   STATE/ZIP : FL  33611
    MORTGAGE AMOUNT :   276,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    276,177.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,910.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.99699
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,387,100.00
                               P & I AMT:      9,534.34
                               UPB AMT:   1,384,961.31

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           13
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007696883     MORTGAGORS: RIDLEY               MARION
                               LUNDY                MARK
    REGION CODE    ADDRESS   : 801 S. ORLEANS AVE.
        02         CITY      :    TAMPA
                   STATE/ZIP : FL  33606
    MORTGAGE AMOUNT :   487,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    486,755.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,367.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 72.22200
    ----------------------------------------------------------------
0   0007696891     MORTGAGORS: EPSTEIN              HANOCH
                               EPSTEIN              DEBORAH
    REGION CODE    ADDRESS   : 5060 WAGNER WAY
        02         CITY      :    AGOURA AREA
                   STATE/ZIP : CA  91301
    MORTGAGE AMOUNT :   451,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    450,488.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,156.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0007696909     MORTGAGORS: MORGAN               MATTHEW

    REGION CODE    ADDRESS   : 649 NORTH EDINBURGH AVENUE
        02         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90048
    MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,570.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,805.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007696917     MORTGAGORS: HANNAN               PETER
                               HARDY                DRUSILLA
    REGION CODE    ADDRESS   :    746  CAVANAGH ROAD
        02         CITY      :    GLENDALE
                   STATE/ZIP : CA  91207
    MORTGAGE AMOUNT :   488,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    487,273.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,412.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007696925     MORTGAGORS: WALL                 STEPHEN
                               WALL                 PATRICIA
    REGION CODE    ADDRESS   :  23436  GLENRIDGE DRIVE
        02         CITY      :    SANTA CLARITA
                   STATE/ZIP : CA  91321
    MORTGAGE AMOUNT :   326,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    325,232.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,223.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,021,000.00
                               P & I AMT:     13,965.62
                               UPB AMT:   2,017,320.25

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           14
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007696941     MORTGAGORS: AVANESSIAN           HRIRE
                               SHAHBAZIAN           RIMA
    REGION CODE    ADDRESS   :   1631  SANTA BARBARA AVENUE
        02         CITY      :    GLENDALE
                   STATE/ZIP : CA  91208
    MORTGAGE AMOUNT :   255,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,428.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,783.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 72.85700
    ----------------------------------------------------------------
0   0007696958     MORTGAGORS: CROOKS, M.D.         PETER
                               CROOKS               VALERIE
    REGION CODE    ADDRESS   : 22282 CASS AVENUE
        02         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  91364
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,383.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,922.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 71.05943
    ----------------------------------------------------------------
0   0007696966     MORTGAGORS: MESSLER              GAIL

    REGION CODE    ADDRESS   : 1137 LOMA DRIVE
        02         CITY      :    HERMOSA BEACH
                   STATE/ZIP : CA  90254
    MORTGAGE AMOUNT :   372,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    371,145.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,569.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007696974     MORTGAGORS: WOOLVERTON           GEORGE
                               HIGGINS              KATHERINE
    REGION CODE    ADDRESS   : 115 QUARTERDECK MALL
        02         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90292
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    648,431.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,379.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 78.78700
    ----------------------------------------------------------------
0   0007696982     MORTGAGORS: PONTON               JAVIER
                               PONTON               SUSAN
    REGION CODE    ADDRESS   : 26358 EMERALD DOVE DRIVE
        02         CITY      :    SANTA CLARITA
                   STATE/ZIP : CA  91355
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,627.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,957.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 73.97260
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,822,000.00
                               P & I AMT:     12,612.01
                               UPB AMT:   1,818,016.69

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           15
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007697006     MORTGAGORS: LEITNER              PAUL
                               LEITNER              GLORIA
    REGION CODE    ADDRESS   : 216 MORGAN RANCH ROAD
        02         CITY      :    GLENDORA
                   STATE/ZIP : CA  91741
    MORTGAGE AMOUNT :   339,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    338,201.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,312.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 62.77700
    ----------------------------------------------------------------
0   0007697022     MORTGAGORS: FLUHR                DAVID
                               FLUHR                PATRICIA
    REGION CODE    ADDRESS   :   1820  GOLF CLUB DRIVE
        02         CITY      :    GLENDALE
                   STATE/ZIP : CA  91206
    MORTGAGE AMOUNT :   624,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    623,070.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,363.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007697030     MORTGAGORS: SIRENKO              YURI
                               SIRENKO              OKSANA
    REGION CODE    ADDRESS   : 1816 OAK KNOLL DRIVE
        02         CITY      :    BELMONT
                   STATE/ZIP : CA  94002
    MORTGAGE AMOUNT :   432,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    431,007.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,983.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007697048     MORTGAGORS: RODRIGUES            ANNETTE
                               SMITH                CHARLES
    REGION CODE    ADDRESS   : 129 SMITH CREEK DRIVE
        02         CITY      :    LOS GATOS
                   STATE/ZIP : CA  95030
    MORTGAGE AMOUNT :   506,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    505,800.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,672.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 65.60880
    ----------------------------------------------------------------
0   0007697063     MORTGAGORS: ABITANTE             PATRICK

    REGION CODE    ADDRESS   :  11910  JUNIETTE STREET
        02         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90230
    MORTGAGE AMOUNT :   244,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,480.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,748.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,145,500.00
                               P & I AMT:     15,079.93
                               UPB AMT:   2,141,561.10

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           16
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007697071     MORTGAGORS: CUNNEFF              THOMAS
                               CUNNEFF              NANCY
    REGION CODE    ADDRESS   :  12536  INDIANAPOLIS STREET
        02         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90066
    MORTGAGE AMOUNT :   284,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,555.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,937.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007697089     MORTGAGORS: PRASAD               VIBHAY
                               GOODRICH-PRASAD      DONNA
    REGION CODE    ADDRESS   : 4419 REGENTS COURT
        02         CITY      :    WESTLAKE VILLAGE
                   STATE/ZIP : CA  91360
    MORTGAGE AMOUNT :   316,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    313,807.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,263.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007697097     MORTGAGORS: MANKOWITZ            DAVID
                               MANKOWITZ            EVDOKIA
    REGION CODE    ADDRESS   : 2506 BEVERWIL DRIVE
        02         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90034
    MORTGAGE AMOUNT :   319,420.00  OPTION TO CONVERT :
    UNPAID BALANCE :    318,920.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,179.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007697105     MORTGAGORS: WHITNEY              CLAYTON
                               WHITNEY              ANA
    REGION CODE    ADDRESS   : 3086 LODGEWOOD STREET
        02         CITY      :    THOUSAND OAKS
                   STATE/ZIP : CA  91320
    MORTGAGE AMOUNT :   246,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    245,641.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,741.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007697113     MORTGAGORS: CISNEROS             RICH
                               PURCELL              KAREN
    REGION CODE    ADDRESS   : 1034 EAST FAIRMOUNT ROAD
        02         CITY      :    BURBANK
                   STATE/ZIP : CA  91501
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,498.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,795.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,425,420.00
                               P & I AMT:      9,917.18
                               UPB AMT:   1,421,423.01

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           17
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007697121     MORTGAGORS: PLOTKIN              LEO
                               PLOTKIN              PAMELA
    REGION CODE    ADDRESS   :  23246  PARK CORNICHE
        02         CITY      :    CALABASAS
                   STATE/ZIP : CA  91302
    MORTGAGE AMOUNT :   544,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    543,169.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,757.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007697162     MORTGAGORS: GOODMAN              STUART
                               GOODMAN              ELAINE
    REGION CODE    ADDRESS   : 5409 ALFONSO DRIVE
        02         CITY      :    AGOURA HILLS
                   STATE/ZIP : CA  91301
    MORTGAGE AMOUNT :   282,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    281,547.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,899.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007697204     MORTGAGORS: WYCOFF               JEFFREY
                               WYCOFF               MERRIE
    REGION CODE    ADDRESS   : 3018 SOUTH LAKERIDGE TRAIL
        02         CITY      :    BOULDER
                   STATE/ZIP : CO  80302
    MORTGAGE AMOUNT :   387,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    387,143.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,645.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 74.92348
    ----------------------------------------------------------------
0   0007697386     MORTGAGORS: HOSSLEY              JAMES
                               HOSSLEY              BETHANNE
    REGION CODE    ADDRESS   : 4023 TIGER ROAD
        02         CITY      :    BRECKENRIDGE
                   STATE/ZIP : CO  80424
    MORTGAGE AMOUNT :   473,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    471,984.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,431.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 26.29400
    ----------------------------------------------------------------
0   0007697436     MORTGAGORS: SULLIVAN             DAVID
                               SULLIVAN             KATHERINE
    REGION CODE    ADDRESS   : 60 ALAN ROAD
        02         CITY      :    HAMILTON
                   STATE/ZIP : MA  01982
    MORTGAGE AMOUNT :   307,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    306,907.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,311.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 85.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,994,750.00
                               P & I AMT:     14,045.70
                               UPB AMT:   1,990,751.63

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           18
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007697444     MORTGAGORS: MAYO                 ALAN
                               MAYO                 JACQUIE
    REGION CODE    ADDRESS   : 725 SAN REMO ROAD
        02         CITY      :    PASADENA
                   STATE/ZIP : CA  91105
    MORTGAGE AMOUNT :   560,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    558,235.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,256.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/28
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007697477     MORTGAGORS: GETZEL               BETZALEL
                               GETZEL               DEBORAH
    REGION CODE    ADDRESS   : 6090 SOUTH NOME STREET
        02         CITY      :    ENGLEWOOD
                   STATE/ZIP : CO  80111
    MORTGAGE AMOUNT :   375,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    373,692.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,719.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/28
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.78723
    ----------------------------------------------------------------
0   0007697485     MORTGAGORS: NADERZAD             FIROUZEH

    REGION CODE    ADDRESS   : 130 CAPISTRANO PLACE
        02         CITY      :    LOS GATOS
                   STATE/ZIP : CA  95030
    MORTGAGE AMOUNT :   820,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    817,481.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,663.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 65.60000
    ----------------------------------------------------------------
0   0007697501     MORTGAGORS: ZAHNISER             RICHARD
                               ZAHNISER             CAROL
    REGION CODE    ADDRESS   : 56 CARVER
        02         CITY      :    IRVINE
                   STATE/ZIP : CA  92620
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,225.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,937.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/28
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007697519     MORTGAGORS: COMSTOCK             SUSAN

    REGION CODE    ADDRESS   : 142-144 DUNCAN STREET
        02         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94110
    MORTGAGE AMOUNT :   452,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    450,743.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,277.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,459,000.00
                               P & I AMT:     17,853.92
                               UPB AMT:   2,451,378.14

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           19
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007697527     MORTGAGORS: LEE                  JACK
                               LEE                  BARBARA
    REGION CODE    ADDRESS   : 1707 SOBRE VISTA DRIVE
        02         CITY      :    SONOMA
                   STATE/ZIP : CA  95476
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    647,898.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,883.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/28
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 74.15800
    ----------------------------------------------------------------
0   0007697543     MORTGAGORS: RYSKO                GLENN
                               RYSKO                SONJA
    REGION CODE    ADDRESS   : 23777 N.E. MOUNTAIN TOP ROAD
        02         CITY      :    NEWBERG
                   STATE/ZIP : OR  97132
    MORTGAGE AMOUNT :   480,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    478,597.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,397.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007697550     MORTGAGORS: BLIZZARD             DOUGLAS
                               BLIZZARD             KRISTY
    REGION CODE    ADDRESS   : 4345 WEST BAY ROAD
        02         CITY      :    LAKE OSWEGO
                   STATE/ZIP : OR  97034
    MORTGAGE AMOUNT :   344,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    343,089.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,554.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007697568     MORTGAGORS: WENZEL               JOCHEN
                               DEL RIO              AMPARO
    REGION CODE    ADDRESS   : 401 SHIRLEE DRIVE
        02         CITY      :    DANVILLE
                   STATE/ZIP : CA  94526
    MORTGAGE AMOUNT :   437,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    435,722.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,093.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 72.23100
    ----------------------------------------------------------------
0   0007697584     MORTGAGORS: JENKINS              ROBERT

    REGION CODE    ADDRESS   : 7 CEDAR STREET
        02         CITY      :    CHARLESTOWN
                   STATE/ZIP : MA  02129
    MORTGAGE AMOUNT :   377,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    376,035.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,799.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,288,100.00
                               P & I AMT:     16,727.85
                               UPB AMT:   2,281,344.45

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           20
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007697592     MORTGAGORS: SEARS                M. HAYDEN
                               SEARS                SANDRA
    REGION CODE    ADDRESS   : 66395 AND 66399 BARR ROAD
        02         CITY      :    BEND
                   STATE/ZIP : OR  97701
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,305.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,812.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 35.71400
    ----------------------------------------------------------------
0   0007697600     MORTGAGORS: LONG                 GEORGE
                               LONG                 ROBERTA
    REGION CODE    ADDRESS   : 11821 WAGNER ROAD
        02         CITY      :    MONROE
                   STATE/ZIP : WA  98272
    MORTGAGE AMOUNT :   356,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    355,556.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,587.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/28
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 66.69100
    ----------------------------------------------------------------
0   0007697618     MORTGAGORS: HART                 ROBERT

    REGION CODE    ADDRESS   : 25 PEBBLE BEACH DRIVE
        02         CITY      :    NOVATO
                   STATE/ZIP : CA  94949
    MORTGAGE AMOUNT :   268,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,889.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,900.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 58.36900
    ----------------------------------------------------------------
0   0007697626     MORTGAGORS: MCFALL               CHANTAL
                               MCFALL               TIMOTHY
    REGION CODE    ADDRESS   : 13023 HOLMES POINT DRIVE NORTHEAST
        02         CITY      :    KIRKLAND
                   STATE/ZIP : WA  98034
    MORTGAGE AMOUNT :   600,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    598,331.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,350.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007697634     MORTGAGORS: ERVIN                RICHARD
                               ERVIN                KATHERINE
    REGION CODE    ADDRESS   : 18518 BALD HILL ROAD
        02         CITY      :    YELM
                   STATE/ZIP : WA  98597
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,199.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,088.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,763,300.00
                               P & I AMT:     12,738.77
                               UPB AMT:   1,758,282.25

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           21
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007697642     MORTGAGORS: OZAR                 MICHEAL
                               OZAR                 BETA
    REGION CODE    ADDRESS   : 1212 MCCLELLAN DRIVE
        02         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90025
    MORTGAGE AMOUNT :   341,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    340,164.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,621.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 64.95200
    ----------------------------------------------------------------
0   0007697659     MORTGAGORS: UNRUH                RICHARD
                               STALLARD             DEBORAH
    REGION CODE    ADDRESS   : 898 PORPHYRY STREET
        02         CITY      :    OPHIR
                   STATE/ZIP : CO  81426
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,513.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,761.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 72.72700
    ----------------------------------------------------------------
0   0007697667     MORTGAGORS: ARNESEN              GLENN
                               ARNESEN              NANCY
    REGION CODE    ADDRESS   : 389 AUSLAND DRIVE
        02         CITY      :    GRANTS PASS
                   STATE/ZIP : OR  97526
    MORTGAGE AMOUNT :   460,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    458,814.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,455.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007697709     MORTGAGORS: UNSER                SHELLEY

    REGION CODE    ADDRESS   : 8211 INDIGO COURT
        02         CITY      :    ALBUQUERQUE
                   STATE/ZIP : NM  87122
    MORTGAGE AMOUNT :   231,920.00  OPTION TO CONVERT :
    UNPAID BALANCE :    231,275.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,681.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007697717     MORTGAGORS: KLATTENHOFF          WELDON
                               KLATTENHOFF          KATHRYN
    REGION CODE    ADDRESS   : 611 VILLAGE ROAD #2321
        02         CITY      :    BRECKENRIDGE
                   STATE/ZIP : CO  80424
    MORTGAGE AMOUNT :   273,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    272,278.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,027.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,545,920.00
                               P & I AMT:     11,547.45
                               UPB AMT:   1,542,046.75

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           22
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007697725     MORTGAGORS: CORDUA               CHRISTOPHER
                               CORDUA               SHELLEY
    REGION CODE    ADDRESS   : 13504 RUSSET LEAF LANE
        02         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92129
    MORTGAGE AMOUNT :   234,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    233,900.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,679.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007697766     MORTGAGORS: MCALPINE             RANDALL
                               MCALPINE             MELANIE
    REGION CODE    ADDRESS   : 1962 ALPET DRIVE
        02         CITY      :    MORGAN HILL
                   STATE/ZIP : CA  95037
    MORTGAGE AMOUNT :   310,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    309,371.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,274.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 57.40700
    ----------------------------------------------------------------
0   0007700149     MORTGAGORS: OLSON                DOUGLAS
                               OLSON                JILL
    REGION CODE    ADDRESS   : 5062 E MINERAL CIRCLE
        02         CITY      :    LITTLETON
                   STATE/ZIP : CO  80122
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,760.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,021.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 68.96500
    ----------------------------------------------------------------
0   0007700313     MORTGAGORS: PORTESI              PAUL
                               PORTESI              JANICE
    REGION CODE    ADDRESS   : 2249 CENTRAL PARK DRIVE
        02         CITY      :    CAMPBELL
                   STATE/ZIP : CA  95008
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,616.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,868.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007701774     MORTGAGORS: PALMIERI             JON
                               CLANCY               CARA
    REGION CODE    ADDRESS   : 4007 NORTH 65TH PLACE
        02         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85251
    MORTGAGE AMOUNT :   376,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    375,440.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,629.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,484,400.00
                               P & I AMT:     10,472.73
                               UPB AMT:   1,482,089.19

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           23
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007701808     MORTGAGORS:   WILTON             MICHAEL
                               WILTON               KERRIE
    REGION CODE    ADDRESS   : 10125 219TH PLACE NORTHEAST
        02         CITY      :    REDMOND
                   STATE/ZIP : WA  98053
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,535.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,264.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 49.23000
    ----------------------------------------------------------------
0   0007701824     MORTGAGORS:   STENBERG           DAVID
                               MACHALA              JANIS
    REGION CODE    ADDRESS   : 1644 - 10TH STREET WEST
        02         CITY      :    KIRKLAND
                   STATE/ZIP : WA  98033
    MORTGAGE AMOUNT :   485,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    484,182.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,186.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 78.22580
    ----------------------------------------------------------------
0   0007701832     MORTGAGORS: PICKETT              DENNIS
                               PICKETT              JOYA
    REGION CODE    ADDRESS   : 22405 NORTHEAST 25TH WAY
        02         CITY      :    REDMOND
                   STATE/ZIP : WA  98053
    MORTGAGE AMOUNT :   387,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    386,594.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,641.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007701840     MORTGAGORS:   FOLLETT            VINCENT
                               FOLLETT              CHRISTINA
    REGION CODE    ADDRESS   : 2267 270TH COURT SOUTHEAST
        02         CITY      :    ISSAQUAH
                   STATE/ZIP : WA  98029
    MORTGAGE AMOUNT :   347,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    346,742.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,339.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.99200
    ----------------------------------------------------------------
0   0007701857     MORTGAGORS: O'LEARY              DENNIS
                               O'LEARY              RHONDA
    REGION CODE    ADDRESS   : 9800 51ST AVENUE SOUTHWEST
        02         CITY      :    SEATTLE
                   STATE/ZIP : WA  98136
    MORTGAGE AMOUNT :   245,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,644.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,734.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 68.24512
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,784,500.00
                               P & I AMT:     12,166.34
                               UPB AMT:   1,781,699.27

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           24
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007701865     MORTGAGORS: FOGLE                KAREN
                               FOGLE                WALTER
    REGION CODE    ADDRESS   : 14717 168TH AVENUE NORTHEAST
        02         CITY      :    WOODINVILLE
                   STATE/ZIP : WA  98072
    MORTGAGE AMOUNT :   459,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    458,299.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,170.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.82600
    ----------------------------------------------------------------
0   0007701873     MORTGAGORS: LYLES                DIANNE

    REGION CODE    ADDRESS   : 1236 SOUTHWEST 296TH STREET
        02         CITY      :    FEDERAL WAY
                   STATE/ZIP : WA  98023
    MORTGAGE AMOUNT :   346,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    346,133.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,423.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 56.27400
    ----------------------------------------------------------------
0   0007701881     MORTGAGORS: MURPHY               MICHAEL
                               KAYE                 SERINA
    REGION CODE    ADDRESS   : 21021 NORTHEAST 32ND PLACE
        02         CITY      :    REDMOND
                   STATE/ZIP : WA  98053
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,523.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,237.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007701907     MORTGAGORS: GREEN                ROBERT
                               GREEN                SUSAN
    REGION CODE    ADDRESS   : 606 MARINE VIEW PLACE
        02         CITY      :    MUKILTEO
                   STATE/ZIP : WA  98275
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,580.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,899.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 73.33300
    ----------------------------------------------------------------
0   0007701923     MORTGAGORS: NOEGROHO             STEPHANUS
                               NATHAN               MONICA
    REGION CODE    ADDRESS   : 1943 SHERIDAN ROAD
        02         CITY      :    BUFFALO GROVE
                   STATE/ZIP : IL  60089
    MORTGAGE AMOUNT :   297,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,768.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,026.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 74.25000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,697,650.00
                               P & I AMT:     11,756.94
                               UPB AMT:   1,695,305.25

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           25
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007701949     MORTGAGORS: O'HARA               MARK
                               O'HARA               ANITA
    REGION CODE    ADDRESS   : 1640 BLACKTHORN
        02         CITY      :    GLENVIEW
                   STATE/ZIP : IL  60025
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,793.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,807.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 56.39400
    ----------------------------------------------------------------
0   0007701956     MORTGAGORS: CHARLES-GILLIE       DEBORAH
                               GILLIE               WILLIAM
    REGION CODE    ADDRESS   : 445 ALLISON LANE
        02         CITY      :    BALLGROUND
                   STATE/ZIP : GA  30107
    MORTGAGE AMOUNT :   458,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    456,921.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,124.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 78.29059
    ----------------------------------------------------------------
0   0007701964     MORTGAGORS:   TENENBAUM          ALLEN
                                 TENENBAUM          DEBRA
    REGION CODE    ADDRESS   : 4445 CRESTWICKE POINTE
        02         CITY      :    ATLANTA
                   STATE/ZIP : GA  30319
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,523.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,929.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 57.42500
    ----------------------------------------------------------------
0   0007701972     MORTGAGORS: KRITZER              DAVID

    REGION CODE    ADDRESS   : 1083 HAVEN GLEN LANE N.E.
        02         CITY      :    ATLANTA
                   STATE/ZIP : GA  30319
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,586.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,800.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007701980     MORTGAGORS: BRADLEY              MARK
                               BRADLEY              PENNY
    REGION CODE    ADDRESS   : 752 VININGS ESTATES DRIVE
        02         CITY      :    SMYRNA
                   STATE/ZIP : GA  30126
    MORTGAGE AMOUNT :   269,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,618.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,812.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.99500
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,546,050.00
                               P & I AMT:     10,475.11
                               UPB AMT:   1,543,443.37

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           26
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007701998     MORTGAGORS: MERCIER              JOHN
                               MERCIER              MARY
    REGION CODE    ADDRESS   : 840 HINDLEY LANE
        02         CITY      :    EDMONDS
                   STATE/ZIP : WA  98020
    MORTGAGE AMOUNT :   314,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    314,119.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,172.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 52.43300
    ----------------------------------------------------------------
0   0007702004     MORTGAGORS:   STRAUSS            SAMUEL
                               STRAUSS              VICTORIA
    REGION CODE    ADDRESS   : 4404 170TH AVENUE S.E.
        02         CITY      :    BELLEVUE
                   STATE/ZIP : WA  98006
    MORTGAGE AMOUNT :   273,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    272,643.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,909.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 70.01200
    ----------------------------------------------------------------
0   0007702012     MORTGAGORS: MORALES              DAVID
                               MORALES              RITA
    REGION CODE    ADDRESS   : 12601 LAMP POST LANE
        02         CITY      :    POTOMAC
                   STATE/ZIP : MD  20854
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,575.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,149.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007702020     MORTGAGORS: BIRCH                JAMES
                               BIRCH                DIANE
    REGION CODE    ADDRESS   : 13087 AUTUMN WILLOW DRIVE
        02         CITY      :    FAIRFAX
                   STATE/ZIP : VA  22030
    MORTGAGE AMOUNT :   277,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    276,544.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,842.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 78.91700
    ----------------------------------------------------------------
0   0007702194     MORTGAGORS: CONNER               JAMES
                               CONNER               PAMELA
    REGION CODE    ADDRESS   : 1961 PORT PROVENCE PLACE
        02         CITY      :    NEWPORT BEACH
                   STATE/ZIP : CA  92660
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    648,982.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,434.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 55.31900
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,814,650.00
                               P & I AMT:     12,508.35
                               UPB AMT:   1,811,865.72

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           27
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007702244     MORTGAGORS: SHIELDS              WILL
                               SHIELDS              SENIA
    REGION CODE    ADDRESS   : 6011 SOUTH 77TH STREET
        02         CITY      :    LINCOLN
                   STATE/ZIP : NE  68516
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,627.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,748.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 72.46300
    ----------------------------------------------------------------
0   0007702269     MORTGAGORS:   LUDOVICI           JOSEPH
                               LUDOVICI             LORENA
    REGION CODE    ADDRESS   : 16709 HUTCHINSON ROAD
        02         CITY      :    ODESSA
                   STATE/ZIP : FL  33556
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,563.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,832.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007702285     MORTGAGORS:   MARTIN             MICHAEL

    REGION CODE    ADDRESS   : 2291 NORTH WOODS PLACE
        02         CITY      :    TUCSON
                   STATE/ZIP : AZ  85749
    MORTGAGE AMOUNT :   247,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,561.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,691.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 94.68200
    ----------------------------------------------------------------
0   0007702293     MORTGAGORS: SAUM                 CHESTER
                               SAUM                 PAULINE
    REGION CODE    ADDRESS   : 6033 EAST CIELO RUN NORTH
        02         CITY      :    CAVECREEK
                   STATE/ZIP : AZ  85331
    MORTGAGE AMOUNT :   368,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    367,409.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,479.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007702392     MORTGAGORS: LANGER               ERICK
                               LANGER               LAURA
    REGION CODE    ADDRESS   : 2235 NORTH ALBERMARLE STREET
        02         CITY      :    ARLINGTON
                   STATE/ZIP : VA  22201
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,506.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,995.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,437,950.00
                               P & I AMT:      9,747.20
                               UPB AMT:   1,435,669.86

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           28
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007702426     MORTGAGORS: DAWES                RAYMOND
                               DAWES                ANNE
    REGION CODE    ADDRESS   : 14018 CLARENDON POINTE COURT
        02         CITY      :    HUNTERSVILLE
                   STATE/ZIP : NC  28078
    MORTGAGE AMOUNT :   388,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    388,326.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,620.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 67.64300
    ----------------------------------------------------------------
0   0007702475     MORTGAGORS:   PALMER             STANLEY
                               PALMER               MARGRET
    REGION CODE    ADDRESS   : 4718 191ST PLACE NE
        02         CITY      :    REDMOND
                   STATE/ZIP : WA  98053
    MORTGAGE AMOUNT :   236,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    235,657.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,670.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 68.40500
    ----------------------------------------------------------------
0   0007702483     MORTGAGORS: FREDERICKS           MICHAEL
                               FREDERICKS           PAMELA
    REGION CODE    ADDRESS   : 3211 SUNGLOW DR
        02         CITY      :    LEWIS CENTER
                   STATE/ZIP : OH  43035
    MORTGAGE AMOUNT :   238,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    238,576.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,630.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0007702491     MORTGAGORS: FOSTER               JOHN
                               FOSTER               MARY
    REGION CODE    ADDRESS   : 2015 EAST MCGRAW STREET
        02         CITY      :    SEATTLE
                   STATE/ZIP : WA  98112
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,577.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,841.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007702517     MORTGAGORS: PRATTO               JEFFREY
                               PRATTO               LAURA
    REGION CODE    ADDRESS   : 17902 DENVALE CIRCLE
        02         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : TN  92649
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,467.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,319.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,473,900.00
                               P & I AMT:     10,082.16
                               UPB AMT:   1,471,604.85

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           29
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007702665     MORTGAGORS: PERKINS              KEEFE
                               PERKINS              SANDRA
    REGION CODE    ADDRESS   : 7252 SOUTH SUNDOWN CIRCLE
        02         CITY      :    LITTLETON
                   STATE/ZIP : CO  80120
    MORTGAGE AMOUNT :   262,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,190.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,767.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007702673     MORTGAGORS: TEGTMEIER            RONALD
                               TEGTMEIER            VICTORIA
    REGION CODE    ADDRESS   : 2230 EAST GRAND AVENUE
        02         CITY      :    ENGLEWOOD
                   STATE/ZIP : CO  80110
    MORTGAGE AMOUNT :   610,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    609,096.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,059.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 76.07200
    ----------------------------------------------------------------
0   0007702699     MORTGAGORS:   MITCHELL           L.

    REGION CODE    ADDRESS   : 10351 NORTH OAK CREEK LANE
        02         CITY      :    HIGHLAND
                   STATE/ZIP : UT  84003
    MORTGAGE AMOUNT :   310,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    310,363.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,145.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 72.23200
    ----------------------------------------------------------------
0   0007702707     MORTGAGORS: GRAHAM               JAMES
                               GRAHAM               CAROL
    REGION CODE    ADDRESS   : 10533 ALSWELL COURT
        02         CITY      :    ST LOUIS
                   STATE/ZIP : MO  63128
    MORTGAGE AMOUNT :   306,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    305,532.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,113.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.33600
    ----------------------------------------------------------------
0   0007702723     MORTGAGORS:   LOUTHEN            ROBERT

    REGION CODE    ADDRESS   : 800 MAYFAIR HILL COURT
        02         CITY      :    BEDFORD
                   STATE/ZIP : GA  76021
    MORTGAGE AMOUNT :   322,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    320,293.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,169.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 68.51000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,811,100.00
                               P & I AMT:     12,254.94
                               UPB AMT:   1,807,476.84

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           30
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007702731     MORTGAGORS:   POLISH             LOUIS
                               SCHAPIRO             DEBORAH
    REGION CODE    ADDRESS   : 485 TWIN CREEK ROAD
        02         CITY      :    ST LOUIS
                   STATE/ZIP : MO  63141
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,542.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,072.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 57.14200
    ----------------------------------------------------------------
0   0007702749     MORTGAGORS:   DEVLIN             PETER
                                DEVLIN              JULIANNE
    REGION CODE    ADDRESS   : 230 WESTWOOD ROAD
        02         CITY      :    ANNAPOLIS
                   STATE/ZIP : MD  21401
    MORTGAGE AMOUNT :   271,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,772.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,780.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 57.65900
    ----------------------------------------------------------------
0   0007702756     MORTGAGORS:   KAZIM              FAZLUR

    REGION CODE    ADDRESS   : 3313 SANDBURG TERRACE
        02         CITY      :    OLNEY
                   STATE/ZIP : MD  20832
    MORTGAGE AMOUNT :   244,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,598.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,623.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 84.13700
    ----------------------------------------------------------------
0   0007707045     MORTGAGORS: KATKE                TIMOTHY
                               KATKE                KELLEY
    REGION CODE    ADDRESS   : 31242 AVENIDA MADRID
        02         CITY      :    SAN JUAN CAPISTRANO
                   STATE/ZIP : CA  92675
    MORTGAGE AMOUNT :   333,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    332,550.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,273.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.99300
    ----------------------------------------------------------------
0   0007707052     MORTGAGORS: BROOKS               JAMES
                               BROOKS               KRISTINE
    REGION CODE    ADDRESS   : 28492 CALLE PINATA
        02         CITY      :    SAN JUAN CAPISTRANO
                   STATE/ZIP : CA  92675
    MORTGAGE AMOUNT :   363,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    362,531.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,476.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.98400
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,511,400.00
                               P & I AMT:     10,226.32
                               UPB AMT:   1,508,995.73

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           31
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007707169     MORTGAGORS: SULLIVAN             BRIAN
                               SULLIVAN             KERRI
    REGION CODE    ADDRESS   : 280 ANITA DRIVE
        02         CITY      :    PASADENA
                   STATE/ZIP : CA  91105
    MORTGAGE AMOUNT :   295,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,477.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,962.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 73.75000
    ----------------------------------------------------------------
0   0007707177     MORTGAGORS: ROY                  ROBERT
                               ROY                  MARIANNE
    REGION CODE    ADDRESS   : 7370 PIERCE STREET
        02         CITY      :    VENTURA
                   STATE/ZIP : CA  93004
    MORTGAGE AMOUNT :   335,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    334,875.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,288.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.98800
    ----------------------------------------------------------------
0   0007707185     MORTGAGORS: FRAMBACH             DONALD
                               FRAMBACH             MARY
    REGION CODE    ADDRESS   : 226 ROOSEVELT AVENUE
        02         CITY      :    VENTURA
                   STATE/ZIP : CA  93003
    MORTGAGE AMOUNT :   349,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,377.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,385.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.89100
    ----------------------------------------------------------------
0   0007707193     MORTGAGORS: LEMMON               CHRIS
                               AVILA                ANDREA
    REGION CODE    ADDRESS   : 25120 SUNRIDGE PLACE
        02         CITY      :    SALINAS
                   STATE/ZIP : CA  93908
    MORTGAGE AMOUNT :   264,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,893.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,801.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 94.99300
    ----------------------------------------------------------------
0   0007707375     MORTGAGORS: GHELFI               MICHAEL
                               GHELFI               JULIE
    REGION CODE    ADDRESS   : 1 ALEF COURT
        02         CITY      :    CLAYTON
                   STATE/ZIP : CA  94517
    MORTGAGE AMOUNT :   274,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    273,970.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,871.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,518,550.00
                               P & I AMT:     10,309.42
                               UPB AMT:   1,516,594.33

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           32
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007707383     MORTGAGORS: DICKINSON            DONALD
                               DICKINSON            JUDY
    REGION CODE    ADDRESS   : 324 TANAGER WAY
        02         CITY      :    LIVERMORE
                   STATE/ZIP : CA  94550
    MORTGAGE AMOUNT :   247,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,122.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,709.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 77.34300
    ----------------------------------------------------------------
0   0030970487     MORTGAGORS: GERSTEN              BRIAN
                               GERSTEN              MARY
    REGION CODE    ADDRESS   : 5 CUTLER COURT
        01         CITY      :    SUFFERN
                   STATE/ZIP : NY  10901
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    320,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,182.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 59.25900
    ----------------------------------------------------------------
0   0031155773     MORTGAGORS: BENINTENDI           EDWIN
                               BENINTENDI           PATRICIA
    REGION CODE    ADDRESS   : 23522 57TH AVENUE SOUTHEAST
        01         CITY      :    WOODINVILLE
                   STATE/ZIP : WA  98072
    MORTGAGE AMOUNT :   294,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    292,251.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,059.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   12/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0031169899     MORTGAGORS: PULLEN               STEPHEN
                               PULLEN               MELODY
    REGION CODE    ADDRESS   : 1925 CREEKSIDE DRIVE
        01         CITY      :    LONGMONT
                   STATE/ZIP : CO  80501
    MORTGAGE AMOUNT :   302,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    300,519.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,088.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0031173776     MORTGAGORS: LEWIS                MORRIS
                               LEWIS                CHRISTALYN
    REGION CODE    ADDRESS   : 945 SAINT LYONNS COURT
        01         CITY      :    MARIETTA
                   STATE/ZIP : GA  30068
    MORTGAGE AMOUNT :   560,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    559,614.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,060.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 57.74200
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,724,400.00
                               P & I AMT:     12,100.58
                               UPB AMT:   1,719,507.65

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           33
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031233588     MORTGAGORS: CASHMER              GREGORY
                               CASHMER              PAMELA
    REGION CODE    ADDRESS   : 10348 COUNTY ROAD 561A
        01         CITY      :    CLERMONT
                   STATE/ZIP : FL  34712
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,593.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,773.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 72.22200
    ----------------------------------------------------------------
0   0031293137     MORTGAGORS: VARNI                PAUL
                               VARNI                NORMA
    REGION CODE    ADDRESS   : 31731 MADRE SELVA LANE
        01         CITY      :    COTO DE CAZA
                   STATE/ZIP : CA  92679
    MORTGAGE AMOUNT :   746,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    745,896.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,219.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   015
    LTV :                 31.10200
    ----------------------------------------------------------------
0   0031328180     MORTGAGORS: BROWN                JONATHAN
                               BROWN                ELLEN
    REGION CODE    ADDRESS   : 2183 AVALON DRIVE
        01         CITY      :    BUFFALO GROVE
                   STATE/ZIP : IL  60089
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,790.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,899.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.71000
    ----------------------------------------------------------------
0   0031331010     MORTGAGORS: KRAUS                BETTE
                               KRAUS                PAVEL
    REGION CODE    ADDRESS   : WINHALL HOLLOW ROAD
        01         CITY      :    WINHALL
                   STATE/ZIP : VT  05155
    MORTGAGE AMOUNT :   255,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,250.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,861.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/21
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 77.27272
    ----------------------------------------------------------------
0   0031396153     MORTGAGORS: HUEY                 WILLIAM
                               HUEY                 ALLYSON
    REGION CODE    ADDRESS   : 5121 BRITTEN LANE
        01         CITY      :    ELLICOTT CITY
                   STATE/ZIP : MD  21043
    MORTGAGE AMOUNT :   252,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    252,757.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,747.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.98600
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,789,400.00
                               P & I AMT:     12,500.66
                               UPB AMT:   1,787,287.65

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           34
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031402571     MORTGAGORS: HEPNER               HOWELL
                               HEPNER               JODI
    REGION CODE    ADDRESS   : 7428 CLIFTON QUARRY DRIVE
        01         CITY      :    CLIFTON
                   STATE/ZIP : VA  20124
    MORTGAGE AMOUNT :   353,612.00  OPTION TO CONVERT :
    UNPAID BALANCE :    353,612.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,352.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031405319     MORTGAGORS: ZAMPERINI            STEVEN
                               ZAMPERINI            FANNIE
    REGION CODE    ADDRESS   : 6134 PARSLEY DRIVE
        01         CITY      :    ALEXANDRIA
                   STATE/ZIP : VA  22315
    MORTGAGE AMOUNT :   305,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    305,393.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,007.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 93.98109
    ----------------------------------------------------------------
0   0031438534     MORTGAGORS: PARK                 AE

    REGION CODE    ADDRESS   : 289 MCBAINE AVENUE
        01         CITY      :    STATEN ISLAND
                   STATE/ZIP : NY  10309
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,589.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,077.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 69.87900
    ----------------------------------------------------------------
0   0031449861     MORTGAGORS: GELB                 NEIL
                               GELB                 LISA
    REGION CODE    ADDRESS   : 1300 GAINSBORO CIRCLE
        01         CITY      :    BALA CYNWAYD
                   STATE/ZIP : PA  19004
    MORTGAGE AMOUNT :   227,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    227,326.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,571.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0031471394     MORTGAGORS: NIGH                 KARL
                               NIGH                 DIANE
    REGION CODE    ADDRESS   : 704 TURNBRIDGE ROAD
        01         CITY      :    WAYNE
                   STATE/ZIP : PA  19087
    MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    449,476.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,288.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/23
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 64.28500
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,626,762.00
                               P & I AMT:     11,298.34
                               UPB AMT:   1,625,398.08

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           35
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031481252     MORTGAGORS: PATEREK              JAMES
                               PATEREK              STEPHANIE
    REGION CODE    ADDRESS   : 86 SOUTH DRIVE
        01         CITY      :    PLANDOME
                   STATE/ZIP : NY  11030
    MORTGAGE AMOUNT :   297,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,110.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,076.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 36.84800
    ----------------------------------------------------------------
0   0031489339     MORTGAGORS: ABRAR                NAIM
                               ABRAR                ANTOANETA
    REGION CODE    ADDRESS   : 4 GREENWICH COURT
        01         CITY      :    SHOREHAM
                   STATE/ZIP : NY  11786
    MORTGAGE AMOUNT :   287,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,100.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,007.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0031503923     MORTGAGORS: SATYADI              HARRY
                               SATYADI              LISJE
    REGION CODE    ADDRESS   : 65 DARCY AVENUE
        01         CITY      :    SAN MATEO
                   STATE/ZIP : CA  94403
    MORTGAGE AMOUNT :   274,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,892.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031509516     MORTGAGORS: BYUN                 CHAN
                               BYUN                 KEA
    REGION CODE    ADDRESS   : 140 PEPPERIDGE CIRCLE
        01         CITY      :    STRATFORD
                   STATE/ZIP : CT  06497
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,440.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,262.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 87.17900
    ----------------------------------------------------------------
0   0031519739     MORTGAGORS: CAVANAUGH            MARION
                               CAVANAUGH            JOYCE
    REGION CODE    ADDRESS   : 792 PAUL AVENUE
        01         CITY      :    PALO ALTO
                   STATE/ZIP : CA  94306
    MORTGAGE AMOUNT :   310,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    309,322.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,194.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 46.61654
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,508,100.00
                               P & I AMT:     10,432.76
                               UPB AMT:   1,505,973.61

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           36
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031526692     MORTGAGORS: KASE                 NATHAN
                               KASE                 JUDITH
    REGION CODE    ADDRESS   : 23 FLINTLOCK RIDGE ROAD
        01         CITY      :    KATONAH
                   STATE/ZIP : NY  10536
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,190.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,887.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 50.94300
    ----------------------------------------------------------------
0   0031528805     MORTGAGORS: GAMBLE               MARK
                               GAMBLE               LISA
    REGION CODE    ADDRESS   : 1108 EGYPTIAN DRIVE
        01         CITY      :    UPPER MARLBORO
                   STATE/ZIP : MD  20744
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,106.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,791.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 88.65200
    ----------------------------------------------------------------
0   0031529548     MORTGAGORS: RUDMAN               LEWIS
                               RUDMAN               CECELIA
    REGION CODE    ADDRESS   : 1312 SUMMERHILL DRIVE
        01         CITY      :    TREDYFFRIN TWP
                   STATE/ZIP : PA  19355
    MORTGAGE AMOUNT :   348,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    347,728.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,409.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031538903     MORTGAGORS: NEBUS                THOMAS
                               SCHOLZ-NEBUS         JANICE
    REGION CODE    ADDRESS   : 35 SANDY HILL ROAD
        01         CITY      :    CHATHAM
                   STATE/ZIP : NJ  07928
    MORTGAGE AMOUNT :   487,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    486,698.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,492.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031539166     MORTGAGORS: REICH                JONATHAN
                               REICH                JOY
    REGION CODE    ADDRESS   : 26 MALVERNE LANE
        01         CITY      :    SCARSDALE
                   STATE/ZIP : NY  10583
    MORTGAGE AMOUNT :   367,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    366,639.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,536.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,723,500.00
                               P & I AMT:     12,116.66
                               UPB AMT:   1,719,364.14

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           37
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031543242     MORTGAGORS: BENGSTON             JEFFERY
                               BENGSTON             STEPHANIE
    REGION CODE    ADDRESS   : 4330 CEDARMEADOW COURT
        01         CITY      :    MOORPARK
                   STATE/ZIP : CA  93021
    MORTGAGE AMOUNT :   302,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    302,169.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,088.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0031543523     MORTGAGORS: WEINRIB              MARK
                               BOCCUMINI            ELAINE
    REGION CODE    ADDRESS   : 30 CLEVELAND DRIVE
        01         CITY      :    CROTON-ON-HUDSON
                   STATE/ZIP : NY  10520
    MORTGAGE AMOUNT :   241,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    240,893.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,710.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 89.98137
    ----------------------------------------------------------------
0   0031543705     MORTGAGORS: ALANA                CARLOS
                               ALANA                SILVANA
    REGION CODE    ADDRESS   : 5102 SAILWIND CIRCLE
        01         CITY      :    ORLANDO
                   STATE/ZIP : FL  32810
    MORTGAGE AMOUNT :   324,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    323,727.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,405.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 88.76700
    ----------------------------------------------------------------
0   0031548191     MORTGAGORS: TEJADA               LUIS
                               TEJADA               LISA
    REGION CODE    ADDRESS   : 3320 MUIRFIELD DRIVE
        01         CITY      :    CENTER VALLEY
                   STATE/ZIP : PA  18034
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,133.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,062.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/18
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 94.84900
    ----------------------------------------------------------------
0   0031552938     MORTGAGORS: PARTON               KENNETH
                               PARTON               MIN JIN
    REGION CODE    ADDRESS   : 713 CATTS TAVERN DRIVE
        01         CITY      :    ALEXANDRIA
                   STATE/ZIP : VA  22314
    MORTGAGE AMOUNT :   250,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,928.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,643.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.99290
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,374,150.00
                               P & I AMT:      9,909.97
                               UPB AMT:   1,368,852.51

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           38
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031555006     MORTGAGORS: BHATIA               AVTAR
                               SINGH                BAHADUR
    REGION CODE    ADDRESS   : 49-07 31ST AVENUE
        01         CITY      :    WOODSIDE
                   STATE/ZIP : NY  11377
    MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    315,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,256.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0031556111     MORTGAGORS: CHENG                KENNETH
                               TAI                  WINNIE
    REGION CODE    ADDRESS   : 26 VEIWCREST CIRCLE
        01         CITY      :    SOUTH SAN FRANCISCO
                   STATE/ZIP : CA  94080
    MORTGAGE AMOUNT :   285,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    285,271.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,923.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.99400
    ----------------------------------------------------------------
0   0031556434     MORTGAGORS: URDANETA             RICARDO
                               URDANETA             ALINA
    REGION CODE    ADDRESS   : 12740 ALDER WOODS DRIVE
        01         CITY      :    FAIRFAX
                   STATE/ZIP : VA  22033
    MORTGAGE AMOUNT :   300,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    300,200.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,972.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.99100
    ----------------------------------------------------------------
0   0031557069     MORTGAGORS: GLENCER              JAMES
                               MURPHY               LINDA
    REGION CODE    ADDRESS   : 6341 SOFT THUNDER TRAIL
        01         CITY      :    COLUMBIA
                   STATE/ZIP : MD  21045
    MORTGAGE AMOUNT :   249,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,509.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,724.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.99600
    ----------------------------------------------------------------
0   0031557879     MORTGAGORS: BARON                RONALD
                               BARON                KAREN
    REGION CODE    ADDRESS   : 8 HALL AVENUE
        01         CITY      :    SALEM
                   STATE/ZIP : NH  03076
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,782.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,123.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,450,400.00
                               P & I AMT:     10,000.28
                               UPB AMT:   1,449,764.54

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           39
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031560105     MORTGAGORS: SHERLOCK             WILLIAM
                               SHERLOCK             JANICE
    REGION CODE    ADDRESS   : 12601 ARENA COURT
        01         CITY      :    RANCHO CUCAMONGA
                   STATE/ZIP : CA  91739
    MORTGAGE AMOUNT :   245,149.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,500.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,693.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 89.99900
    ----------------------------------------------------------------
0   0031561269     MORTGAGORS: TEMPLADO             CORSINI
                               TEMPLADO             MARIA
    REGION CODE    ADDRESS   : 341 S. SURFSIDE DRIVE
        01         CITY      :    GILBERT
                   STATE/ZIP : AZ  85233
    MORTGAGE AMOUNT :   261,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,467.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,826.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0031584121     MORTGAGORS: MARTINO              FRANCOIS
                               MARTINO              ELAINE
    REGION CODE    ADDRESS   : 140 RIDGEWAY STREET
        01         CITY      :    MOUNT VERNON
                   STATE/ZIP : NY  10552
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,571.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,013.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031585235     MORTGAGORS: ALISON               DAVID
                               ALISON               ALLISON
    REGION CODE    ADDRESS   : 20758 SILVER THISTLE COURT
        01         CITY      :    ASHBURN
                   STATE/ZIP : VA  20147
    MORTGAGE AMOUNT :   262,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,239.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,882.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031585573     MORTGAGORS: POWDERLY             JOHN
                               POWDERLY             VIRGINIA
    REGION CODE    ADDRESS   : 3301 HIGHLAND LANE
        01         CITY      :    FAIRFAX
                   STATE/ZIP : VA  22031
    MORTGAGE AMOUNT :   258,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    257,187.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,760.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,315,199.00
                               P & I AMT:      9,176.39
                               UPB AMT:   1,311,966.05

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           40
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031586399     MORTGAGORS: SCHLEY               ROGER
                               SCHLEY               KRISTA
    REGION CODE    ADDRESS   : 6256 ROCK LEDGE LANE
        01         CITY      :    MORRISON
                   STATE/ZIP : CO  80465
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,687.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,728.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 44.99400
    ----------------------------------------------------------------
0   0031590235     MORTGAGORS: TOCCI                GARY
                               LLOYD                ELIZABETH
    REGION CODE    ADDRESS   : 60 DUTTON MILL ROAD
        01         CITY      :    MALVERN
                   STATE/ZIP : PA  19355
    MORTGAGE AMOUNT :   380,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    379,703.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,592.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031591423     MORTGAGORS: SCHIMMOLLER          HOWARD
                               SCHIMMOLLER          KRISTEL
    REGION CODE    ADDRESS   : 72 HARGRAVE LANE
        01         CITY      :    MEDIA
                   STATE/ZIP : PA  19063
    MORTGAGE AMOUNT :   258,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,447.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,719.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 86.16600
    ----------------------------------------------------------------
0   0031594252     MORTGAGORS: GRAY                 ROBERT
                               GRAY                 ELIZABETH
    REGION CODE    ADDRESS   : 9 DUPONT AVENUE
        01         CITY      :    WHITE PLAINS
                   STATE/ZIP : NY  10605
    MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    314,530.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,202.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 66.31500
    ----------------------------------------------------------------
0   0031595994     MORTGAGORS: TURNER               SAMUEL
                               TURNER               SHARON
    REGION CODE    ADDRESS   : 16508 HARBOUR TOWN DRIVE
        01         CITY      :    SILVER SPRING
                   STATE/ZIP : MD  20905
    MORTGAGE AMOUNT :   456,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    456,052.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,152.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.99700
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,809,900.00
                               P & I AMT:     12,395.56
                               UPB AMT:   1,805,422.42

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           41
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031599293     MORTGAGORS: LARKIN               J
                               LARKIN               MARY
    REGION CODE    ADDRESS   : 6973 WEST FIREBIRD DRIVE
        01         CITY      :    GLENDALE
                   STATE/ZIP : AZ  85308
    MORTGAGE AMOUNT :   283,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,027.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,960.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.99000
    ----------------------------------------------------------------
0   0031600984     MORTGAGORS: COLONNA              JOHN
                               COLONNA              TERESA
    REGION CODE    ADDRESS   : 9024 FURROW AVE.
        01         CITY      :    ELLICOTT CITY
                   STATE/ZIP : MD  21042
    MORTGAGE AMOUNT :   512,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    511,629.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,623.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031601529     MORTGAGORS: ZYTKOWICZ            RICHARD
                               WHITSON-ZYTKOWICZ    LYNDA
    REGION CODE    ADDRESS   : 7 SADDLEBROOK DRIVE
        01         CITY      :    MANALAPAN
                   STATE/ZIP : NJ  07726
    MORTGAGE AMOUNT :   304,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    303,547.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,125.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0031603376     MORTGAGORS: DURRANCE             CHAD
                               DURRANCE             LESLIE
    REGION CODE    ADDRESS   : 5106 WEST SAN JOSE STREET
        01         CITY      :    TAMPA
                   STATE/ZIP : FL  33629
    MORTGAGE AMOUNT :   332,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    331,493.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,293.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031604499     MORTGAGORS: LELLIS               MICHAEL
                               LELLIS               ALISIA
    REGION CODE    ADDRESS   : 4608 GLENCANNON STREET
        01         CITY      :    SANTA ROSA
                   STATE/ZIP : CA  95405
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,937.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,823.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,695,900.00
                               P & I AMT:     11,826.78
                               UPB AMT:   1,692,634.92

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           42
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031605058     MORTGAGORS: NOGAN                THOMAS
                               NOGAN                MARGARET
    REGION CODE    ADDRESS   : 47 PETERBOROUGH DRIVE
        01         CITY      :    NORTHPORT
                   STATE/ZIP : NY  11768
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,624.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,762.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031605272     MORTGAGORS: SAKA                 MICHAEL
                               SAKA                 MONIQUE
    REGION CODE    ADDRESS   : 20031 NE 37 COURT
        01         CITY      :    AVENTURA
                   STATE/ZIP : FL  33180
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,557.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,002.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 65.53600
    ----------------------------------------------------------------
0   0031605348     MORTGAGORS: SHAPLAND             RONALD
                               SIMONETTI            KRISTA
    REGION CODE    ADDRESS   : 65 RIDGEFIELD DRIVE
        01         CITY      :    SHOREHAM
                   STATE/ZIP : NY  11786
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,815.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,734.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031607864     MORTGAGORS: HOLZ                 BRIAN
                               HOLZ                 MARY
    REGION CODE    ADDRESS   : 43380 DEEPSPRING COURT
        01         CITY      :    ASHBURN
                   STATE/ZIP : VA  20147
    MORTGAGE AMOUNT :   247,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,250.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,624.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.99000
    ----------------------------------------------------------------
0   0031608029     MORTGAGORS: HUDSON               BARRY
                               HUDSON               ROBYN
    REGION CODE    ADDRESS   : 1201 FERN STREET NW
        01         CITY      :    WASHINGTON
                   STATE/ZIP : DC  20012
    MORTGAGE AMOUNT :   257,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,714.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,799.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 93.58100
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,294,600.00
                               P & I AMT:      8,922.74
                               UPB AMT:   1,292,962.22

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           43
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031608532     MORTGAGORS: CARLUCCI             DANIEL
                               CARLUCCI             ELLEN
    REGION CODE    ADDRESS   : 291 WEST STREET
        01         CITY      :    NORTHBOROUGH
                   STATE/ZIP : MA  01532
    MORTGAGE AMOUNT :   337,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    337,249.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,359.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031609944     MORTGAGORS: BURSTEIN             WALTER
                               HOWEY                GINA
    REGION CODE    ADDRESS   : 1284 VIA LATINA DRIVE
        01         CITY      :    CAMARILLO
                   STATE/ZIP : CA  93010
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,232.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,101.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/18
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 76.92300
    ----------------------------------------------------------------
0   0031610538     MORTGAGORS: HARRISON             GREGORY
                               HARRISON             ELLEN
    REGION CODE    ADDRESS   : 8927 DAY LILY COURT
        01         CITY      :    FAIRFAX
                   STATE/ZIP : VA  22031
    MORTGAGE AMOUNT :   284,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,227.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,871.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.99900
    ----------------------------------------------------------------
0   0031610983     MORTGAGORS: HONNEN               JOANNE

    REGION CODE    ADDRESS   : 3815 VIA REPOSO
        01         CITY      :    RANCHO SANTE FE
                   STATE/ZIP : CA  92067
    MORTGAGE AMOUNT :   313,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    312,761.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,161.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 63.87700
    ----------------------------------------------------------------
0   0031611379     MORTGAGORS: BISHOP               ROBERT
                               BISHOP               KAREN
    REGION CODE    ADDRESS   : 204 NICOLE COURT
        01         CITY      :    MILLERSVILLE
                   STATE/ZIP : MD  21108
    MORTGAGE AMOUNT :   275,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,073.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,929.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 71.49100
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,611,350.00
                               P & I AMT:     11,423.92
                               UPB AMT:   1,608,544.45

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           44
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031611528     MORTGAGORS: SCHAWELSON           ROBERT
                               SCHAWELSON           SANDRA
    REGION CODE    ADDRESS   : 8965 E COVEY TRAIL
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85262
    MORTGAGE AMOUNT :   750,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    749,443.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,244.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   015
    LTV :                 42.85700
    ----------------------------------------------------------------
0   0031613573     MORTGAGORS: BRODY                WILLIAM
                               BRODY                VICTORIA
    REGION CODE    ADDRESS   : 4432 NORTH FARWELL AVENUE
        01         CITY      :    SHOREWOOD
                   STATE/ZIP : WI  53211
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,421.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,740.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031616980     MORTGAGORS: STROTHMAN            WENDY

    REGION CODE    ADDRESS   : 1099 MASSACHUSETTS AVENUE
        01         CITY      :    LEXINGTON
                   STATE/ZIP : MA  02420
    MORTGAGE AMOUNT :   461,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    460,871.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,068.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031617137     MORTGAGORS: WEITZER              HARRY

    REGION CODE    ADDRESS   : 10 EDGEWATER DRIVE #14E
        01         CITY      :    CORAL GABLES
                   STATE/ZIP : FL  33133
    MORTGAGE AMOUNT :   550,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    548,310.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,798.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 73.33300
    ----------------------------------------------------------------
0   0031617244     MORTGAGORS: BATACAN              PETER
                               KINCAID              KAREN
    REGION CODE    ADDRESS   : 3809 VEASAY ST NW
        01         CITY      :    WASHINGTON
                   STATE/ZIP : DC  20016
    MORTGAGE AMOUNT :   324,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    323,529.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,293.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,337,250.00
                               P & I AMT:     16,145.30
                               UPB AMT:   2,333,576.45

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           45
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031619067     MORTGAGORS: ERNST                RUSSELL
                               ERNST                MARIE
    REGION CODE    ADDRESS   : 3600 N. LAKE BLVD #28
        01         CITY      :    TAHOE CITY
                   STATE/ZIP : CA  96145
    MORTGAGE AMOUNT :   468,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    467,634.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,192.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 55.05800
    ----------------------------------------------------------------
0   0031619125     MORTGAGORS: ALLEN                WILLIAM
                               ALLEN                PEGGY
    REGION CODE    ADDRESS   : 13716 SE 17TH STREET
        01         CITY      :    BELLEVUE
                   STATE/ZIP : WA  98005
    MORTGAGE AMOUNT :   262,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    261,897.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,813.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031619836     MORTGAGORS: NICHOLAS             ROBERT
                               CLEMENT              REBECCA
    REGION CODE    ADDRESS   : 144 TUNBRIDGE ROAD
        01         CITY      :    HAVERFORD
                   STATE/ZIP : PA  19041
    MORTGAGE AMOUNT :   436,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    434,973.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,974.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 64.88095
    ----------------------------------------------------------------
0   0031620776     MORTGAGORS: DAMAIO               CHRIS
                               DAMAIO               LETICIA
    REGION CODE    ADDRESS   : 233 BRIARWOOD DRIVE
        01         CITY      :    SOMERS
                   STATE/ZIP : NY  10589
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,585.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,807.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 67.94800
    ----------------------------------------------------------------
0   0031620933     MORTGAGORS: NGUYEN               TOM
                               LY                   PHUONG
    REGION CODE    ADDRESS   : 2174 ROSE ARBOR COURT
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95133
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,506.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,995.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.15700
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,731,500.00
                               P & I AMT:     11,783.58
                               UPB AMT:   1,728,597.48

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           46
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031622103     MORTGAGORS: KRAFT                JOSHUA
                               KRAFT                CAROLYN
    REGION CODE    ADDRESS   : 295 DUDLEY ROAD
        01         CITY      :    NEWTON
                   STATE/ZIP : MA  02159
    MORTGAGE AMOUNT :   800,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    798,207.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,593.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   015
    LTV :                 67.79600
    ----------------------------------------------------------------
0   0031622871     MORTGAGORS: CREHAN               MICHAEL
                               CREHAN               JOANNE
    REGION CODE    ADDRESS   : 1482 BROOKSIDE DRIVE
        01         CITY      :    FAIRFIELD
                   STATE/ZIP : CT  06430
    MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    449,241.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,956.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 63.38000
    ----------------------------------------------------------------
0   0031622921     MORTGAGORS: DAVISON              RAPHAEL
                               DAVISON              BETH
    REGION CODE    ADDRESS   : 12 LORDS HILL WAY
        01         CITY      :    WILTON
                   STATE/ZIP : CT  06897
    MORTGAGE AMOUNT :   329,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    328,445.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,161.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 56.82210
    ----------------------------------------------------------------
0   0031623168     MORTGAGORS: KUNDU                SHYAMOLI
                               KUNDU                SAJAL
    REGION CODE    ADDRESS   : 931 ERIE CIRCLE
        01         CITY      :    MILPITAS
                   STATE/ZIP : CA  95035
    MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,399.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,873.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 78.82300
    ----------------------------------------------------------------
0   0031626963     MORTGAGORS: COSTELLO             J
                               COSTELLO             MARILYN
    REGION CODE    ADDRESS   : 367 NEW CANAAN ROAD
        01         CITY      :    WILTON
                   STATE/ZIP : CT  06897
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,781.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,708.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 67.53200
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,107,000.00
                               P & I AMT:     14,293.10
                               UPB AMT:   2,103,076.20

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           47
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031627094     MORTGAGORS: AUSTIN               DAVID
                               AUSTIN               BUNNY
    REGION CODE    ADDRESS   : 6137 PARSLEY DRIVE
        01         CITY      :    ALEXANDRIA
                   STATE/ZIP : VA  22315
    MORTGAGE AMOUNT :   274,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,419.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,804.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.99900
    ----------------------------------------------------------------
0   0031628258     MORTGAGORS: LIU                  GREGORY
                               LIU                  TINA
    REGION CODE    ADDRESS   : 11 PARKRIDGE CIRCLE
        01         CITY      :    SOUTH SAN FRANCISCO
                   STATE/ZIP : CA  94080
    MORTGAGE AMOUNT :   375,727.00  OPTION TO CONVERT :
    UNPAID BALANCE :    375,047.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,595.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 76.56500
    ----------------------------------------------------------------
0   0031630262     MORTGAGORS: IZZO                 DEBRA
                               IZZO                 PAUL
    REGION CODE    ADDRESS   : 37 MANOMET ROAD
        01         CITY      :    SHARON
                   STATE/ZIP : MA  02067
    MORTGAGE AMOUNT :   287,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    285,542.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,982.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   03/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 84.94000
    ----------------------------------------------------------------
0   0031630577     MORTGAGORS: DEDROSS              NIGEL
                               DEDROSS              SUSAN
    REGION CODE    ADDRESS   : 26063 GLASGOW DRIVE
        01         CITY      :    SOUTH RIDING
                   STATE/ZIP : VA  20152
    MORTGAGE AMOUNT :   352,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    352,400.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,344.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.99800
    ----------------------------------------------------------------
0   0031631005     MORTGAGORS: PERRY                MATTHEW
                               PERRY                JOSLIN
    REGION CODE    ADDRESS   : 815 PRINCETON DRIVE
        01         CITY      :    TERRACE PARK
                   STATE/ZIP : OH  45174
    MORTGAGE AMOUNT :   439,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    438,965.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,034.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 74.45700
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,729,177.00
                               P & I AMT:     11,760.91
                               UPB AMT:   1,726,375.14

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           48
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031631096     MORTGAGORS: MELODY               JOHN
                               MELODY               CHRISTINE
    REGION CODE    ADDRESS   : 6320 KELLOGG DRIVE
        01         CITY      :    MCLEAN
                   STATE/ZIP : VA  22101
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,569.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,875.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 57.89400
    ----------------------------------------------------------------
0   0031631237     MORTGAGORS: HUYLER               MICHAEL
                               MILLER-HUYLER        REBECCA
    REGION CODE    ADDRESS   : 949 KINGS LANE
        01         CITY      :    GLENVIEW
                   STATE/ZIP : IL  60025
    MORTGAGE AMOUNT :   263,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,994.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,795.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031632045     MORTGAGORS: SALERNO              JOSEPH
                               SALERNO              ELAINE
    REGION CODE    ADDRESS   : 649 DEFOREST ROAD
        01         CITY      :    COPPELL
                   STATE/ZIP : TX  75019
    MORTGAGE AMOUNT :   251,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,348.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,627.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031632896     MORTGAGORS: MAIOLO               FRANK
                               MAIOLO               SUSAN
    REGION CODE    ADDRESS   : 1057 DOBBS FERRY
        01         CITY      :    WHITE PLAINS
                   STATE/ZIP : NY  10607
    MORTGAGE AMOUNT :   392,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    391,371.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,640.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031633035     MORTGAGORS: GOLDBERG             KENNETH
                               GOLDBERG             DEBRA
    REGION CODE    ADDRESS   : 37 HIGHLINE TRAIL
        01         CITY      :    STAMFORD
                   STATE/ZIP : CT  06902
    MORTGAGE AMOUNT :   352,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    352,131.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,433.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,533,600.00
                               P & I AMT:     10,374.39
                               UPB AMT:   1,531,415.36

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           49
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031633449     MORTGAGORS: WALTHER              JAMES

    REGION CODE    ADDRESS   : 95 MENLOUGH DRIVE
        01         CITY      :    WARRENTON
                   STATE/ZIP : VA  20186
    MORTGAGE AMOUNT :   240,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,933.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,640.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 94.99395
    ----------------------------------------------------------------
0   0031636350     MORTGAGORS: MORBERG              JOHN
                               MORBERG              KATHRYN
    REGION CODE    ADDRESS   : 3499 PASEO ANCHO
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92009
    MORTGAGE AMOUNT :   274,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :    273,550.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,940.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 79.98500
    ----------------------------------------------------------------
0   0031636830     MORTGAGORS: YOUNG                JONATHAN
                               DEARDORF             MARGARET
    REGION CODE    ADDRESS   : 13041 POMARD WAY
        01         CITY      :    POWAY
                   STATE/ZIP : CA  92064
    MORTGAGE AMOUNT :   268,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,890.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,828.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.52100
    ----------------------------------------------------------------
0   0031636921     MORTGAGORS: FREESE               T. BRENT
                               FREESE               SHARON
    REGION CODE    ADDRESS   : 457 INVERNESS DRIVE
        01         CITY      :    GURNEE
                   STATE/ZIP : IL  60031
    MORTGAGE AMOUNT :   254,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,256.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,694.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.99700
    ----------------------------------------------------------------
0   0031637630     MORTGAGORS: TUCHOLSKI            EDWARD
                               TUCHOLSKI            EVA
    REGION CODE    ADDRESS   : 641 OAK STREET
        01         CITY      :    MONTEREY
                   STATE/ZIP : CA  93940
    MORTGAGE AMOUNT :   318,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    318,017.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,201.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 85.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,356,250.00
                               P & I AMT:      9,306.35
                               UPB AMT:   1,353,650.27

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           50
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031637812     MORTGAGORS: PENA                 CARLO
                               PENA                 JACQUELINE
    REGION CODE    ADDRESS   : 66 DREAHOOK ROAD
        01         CITY      :    READINGTON
                   STATE/ZIP : NJ  08870
    MORTGAGE AMOUNT :   328,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    328,298.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,270.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031638109     MORTGAGORS: GITIN                OLEG
                               GITIN                SVETLANA
    REGION CODE    ADDRESS   : 1154 OLIVER STREET
        01         CITY      :    REDWOOD CITY
                   STATE/ZIP : CA  94061
    MORTGAGE AMOUNT :   356,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    355,182.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,458.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031638414     MORTGAGORS: LICATA               KARA

    REGION CODE    ADDRESS   : 320 PELHAMDALE AVENUE
        01         CITY      :    PELHAM
                   STATE/ZIP : NY  10803
    MORTGAGE AMOUNT :   370,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    369,420.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,524.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 74.74700
    ----------------------------------------------------------------
0   0031639487     MORTGAGORS: TYLER                JOHN
                               TYLER                KATHLEEN
    REGION CODE    ADDRESS   : 17574 BELFAST COVE
        01         CITY      :    EDEN PRAIRIE
                   STATE/ZIP : MN  55347
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,788.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,149.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 60.09100
    ----------------------------------------------------------------
0   0031640949     MORTGAGORS: SPIVEY               REUBEN
                               SPIVEY               ROSA
    REGION CODE    ADDRESS   : 5659 WEST 62ND STREET
        01         CITY      :    LOS ANGELES,
                   STATE/ZIP : CA  90056
    MORTGAGE AMOUNT :   398,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    397,139.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,682.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.62000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,752,900.00
                               P & I AMT:     12,085.11
                               UPB AMT:   1,749,828.92

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           51
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031641202     MORTGAGORS: GREEN                JAMES

    REGION CODE    ADDRESS   : 6749 EAST HERITAGE AVENUE
        01         CITY      :    CLOVIS,
                   STATE/ZIP : CA  93612
    MORTGAGE AMOUNT :   487,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    486,380.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,367.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031642382     MORTGAGORS: FOX                  PAUL
                               FOX                  CYNTHIA
    REGION CODE    ADDRESS   : 7036 E. BRONCO DRIVE
        01         CITY      :    PARADISE VALLEY
                   STATE/ZIP : AZ  85253
    MORTGAGE AMOUNT :   590,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    589,109.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,131.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 77.53068
    ----------------------------------------------------------------
0   0031642929     MORTGAGORS: HOWARD               MARY

    REGION CODE    ADDRESS   : 212 PAWSON ROAD
        01         CITY      :    BRANFORD
                   STATE/ZIP : CT  06405
    MORTGAGE AMOUNT :   289,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    288,865.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,902.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031643331     MORTGAGORS: CARLSON              GARY
                               CARLSON              LESLIE
    REGION CODE    ADDRESS   : 600 CEDAR
        01         CITY      :    WINNEKTA
                   STATE/ZIP : IL  60093
    MORTGAGE AMOUNT :   535,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    534,792.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,696.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031643935     MORTGAGORS: MEBERG               DAVID

    REGION CODE    ADDRESS   : 1 SOUTH STATION LANE
        01         CITY      :    HUNTINGTON
                   STATE/ZIP : NY  11743
    MORTGAGE AMOUNT :   408,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    407,689.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,817.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,310,300.00
                               P & I AMT:     15,915.48
                               UPB AMT:   2,306,837.68

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           52
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031646979     MORTGAGORS: ALBRIGHT             HUNTER
                               ALBRIGHT             REBECCA
    REGION CODE    ADDRESS   : 199 WEST NEWTON ST UNIT 1
        01         CITY      :    BOSTON
                   STATE/ZIP : MA  02118
    MORTGAGE AMOUNT :   287,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    286,556.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,008.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031647118     MORTGAGORS: GORFINKEL            ANNE
                               RICE                 MICHAEL
    REGION CODE    ADDRESS   : 92 BELLEVUE AVENUE
        01         CITY      :    MONTCLAIR
                   STATE/ZIP : NJ  07043
    MORTGAGE AMOUNT :   271,227.50  OPTION TO CONVERT :
    UNPAID BALANCE :    271,021.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,873.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 91.94100
    ----------------------------------------------------------------
0   0031647316     MORTGAGORS: COOPER               DUAL
                               COOPER               ADELLE
    REGION CODE    ADDRESS   : 712 CHARBONNE PLACE
        01         CITY      :    LAS VEGAS
                   STATE/ZIP : NV  89128
    MORTGAGE AMOUNT :   476,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    475,408.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,372.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 79.99400
    ----------------------------------------------------------------
0   0031648074     MORTGAGORS: WAGAR                JACQUELINE

    REGION CODE    ADDRESS   : 1160 MILLWOOD POND DRIVE
        01         CITY      :    HERNDON
                   STATE/ZIP : VA  22070
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,768.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,806.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 50.23400
    ----------------------------------------------------------------
0   0031648165     MORTGAGORS: IVANCEVICH           ANDRIAN
                               KNOLES               DIANE
    REGION CODE    ADDRESS   : 100 SOUTH STREET #109
        01         CITY      :    SAUSALITO
                   STATE/ZIP : CA  94965
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,772.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,920.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 75.39600
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,594,877.50
                               P & I AMT:     10,980.37
                               UPB AMT:   1,592,527.66

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           53
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031648827     MORTGAGORS: NULAND               TIMOTHY
                               SNOW                 A
    REGION CODE    ADDRESS   : 62 CANTERBURY LANE
        01         CITY      :    RIDGEFIELD
                   STATE/ZIP : CT  06877
    MORTGAGE AMOUNT :   440,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    439,648.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,964.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 56.77400
    ----------------------------------------------------------------
0   0031649031     MORTGAGORS: WATT                 BRIAN
                               WATT                 TAMMY
    REGION CODE    ADDRESS   : 5189 ABBEYWOOD DRIVE
        01         CITY      :    CASTRO VALLEY
                   STATE/ZIP : CA  94552
    MORTGAGE AMOUNT :   257,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    257,456.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,780.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 94.99900
    ----------------------------------------------------------------
0   0031650534     MORTGAGORS: KITZIE               MARK
                               KITZIE               DONNA
    REGION CODE    ADDRESS   : 34 MILLERS GROVE ROAD
        01         CITY      :    MONTGOMERY TOWNSHIP
                   STATE/ZIP : NJ  08502
    MORTGAGE AMOUNT :   301,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    300,770.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,078.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 78.38500
    ----------------------------------------------------------------
0   0031650641     MORTGAGORS: GUPTA                MAHESH
                               GUPTA                USHA
    REGION CODE    ADDRESS   : 9480 PATS POINT DRIVE
        01         CITY      :    CORONA
                   STATE/ZIP : CA  91719
    MORTGAGE AMOUNT :   542,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    541,172.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,743.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.70500
    ----------------------------------------------------------------
0   0031651763     MORTGAGORS: MAROTTI              ANGELO
                               MAROTTI              PATRICIA
    REGION CODE    ADDRESS   : 130 BEECHWOOD DRIVE
        01         CITY      :    CRANSTON
                   STATE/ZIP : RI  02921
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,792.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,957.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,820,850.00
                               P & I AMT:     12,525.48
                               UPB AMT:   1,818,840.29

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           54
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031652027     MORTGAGORS: COX                  KENT
                               PEACH                ADRIENNE
    REGION CODE    ADDRESS   : LOT 18C UPPER ROUND VALLEY
        01         CITY      :    PAYSON
                   STATE/ZIP : AZ  85541
    MORTGAGE AMOUNT :   269,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,511.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,904.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0031653009     MORTGAGORS: TEAGUE               FREDERICK
                               TEAGUE               KATHLEEEN
    REGION CODE    ADDRESS   : 8070 AZALEA CIRCLE
        01         CITY      :    BAINBRIDGE TOWNSHIP
                   STATE/ZIP : OH  44023
    MORTGAGE AMOUNT :   353,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    352,731.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,438.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 76.73913
    ----------------------------------------------------------------
0   0031653413     MORTGAGORS: POWELL               MICHAEL
                               POWELL               LISA
    REGION CODE    ADDRESS   : 2471 WEST MAPLEWOOD STREET
        01         CITY      :    CHANDLER
                   STATE/ZIP : AZ  85248
    MORTGAGE AMOUNT :   333,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    332,864.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,276.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 89.98985
    ----------------------------------------------------------------
0   0031653892     MORTGAGORS: STEPHENSON           EDWARD
                               STEPHENSON           JANE
    REGION CODE    ADDRESS   : 2527 K STREET NW
        01         CITY      :    WASHINGTON
                   STATE/ZIP : DC  20037
    MORTGAGE AMOUNT :   375,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    374,316.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,559.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031654080     MORTGAGORS: SANSCHARGRIN         FRANCIS
                               ALBANESE-SANSCHARGRI VICTORIA
    REGION CODE    ADDRESS   : 3915 43RD STREET SOUTH
        01         CITY      :    ST PETRSBURG
                   STATE/ZIP : FL  33707
    MORTGAGE AMOUNT :   279,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,198.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,928.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,610,150.00
                               P & I AMT:     11,106.76
                               UPB AMT:   1,606,623.11

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           55
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031654759     MORTGAGORS: MOTARJEME            STEVEN
                               MOTARJEME            CAROL
    REGION CODE    ADDRESS   : 4913 WEST CENTURY COURT
        01         CITY      :    MEQUON
                   STATE/ZIP : WI  53092
    MORTGAGE AMOUNT :   324,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    323,753.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,237.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031656895     MORTGAGORS: CAMPBELL             CARL
                               CAMPBELL             DIANA
    REGION CODE    ADDRESS   : 49 EAST DRIVE
        01         CITY      :    GARDEN CITY
                   STATE/ZIP : NY  11530
    MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    311,474.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,049.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031657950     MORTGAGORS: HICKEY               THOMAS
                               KENNELLEY-HICKEY     JUDITH
    REGION CODE    ADDRESS   : 1360 DIAMOND RIDGE CIRCLE
        01         CITY      :    CASTLE ROCK
                   STATE/ZIP : CO  80104
    MORTGAGE AMOUNT :   540,827.00  OPTION TO CONVERT :
    UNPAID BALANCE :    540,394.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,643.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.99900
    ----------------------------------------------------------------
0   0031657968     MORTGAGORS: BOYCE                JANICE

    REGION CODE    ADDRESS   : 10751 COUGAR CANYON
        01         CITY      :    LITTLETON
                   STATE/ZIP : CO  80124
    MORTGAGE AMOUNT :   344,355.00  OPTION TO CONVERT :
    UNPAID BALANCE :    344,086.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,349.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.16200
    ----------------------------------------------------------------
0   0031658545     MORTGAGORS: CODDINGTON           CHARLES
                               CODDINGTON           BECKI
    REGION CODE    ADDRESS   : 258 EUDORA STREET
        01         CITY      :    DENVER
                   STATE/ZIP : CO  80220
    MORTGAGE AMOUNT :   376,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    375,706.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,564.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,897,182.00
                               P & I AMT:     12,845.17
                               UPB AMT:   1,895,415.27

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           56
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031658883     MORTGAGORS: FELDMAN              ROBERT
                               GRAHL                KIM
    REGION CODE    ADDRESS   : 2410 PARK PLACE
        01         CITY      :    EVANSTON
                   STATE/ZIP : IL  60201
    MORTGAGE AMOUNT :   385,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    385,200.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,627.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0031659097     MORTGAGORS: MAYBERRY             BECK
                               MAYBERRY             TRACY
    REGION CODE    ADDRESS   : 2505 E LEHI ROAD #4
        01         CITY      :    MESA
                   STATE/ZIP : AZ  85213
    MORTGAGE AMOUNT :   341,162.00  OPTION TO CONVERT :
    UNPAID BALANCE :    340,628.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,327.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 83.21000
    ----------------------------------------------------------------
0   0031659352     MORTGAGORS: BILAMJIAN            HAROUTIOUN
                               BILAMJIAN            HOURI
    REGION CODE    ADDRESS   : 824 UCLAN DRIVE
        01         CITY      :    BURBANK
                   STATE/ZIP : CA  91504
    MORTGAGE AMOUNT :   259,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,103.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,792.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031659675     MORTGAGORS: DICKERSON            A

    REGION CODE    ADDRESS   : 194 PEACHTREE BATTLE AVENUE
        01         CITY      :    ATLANTA
                   STATE/ZIP : GA  30305
    MORTGAGE AMOUNT : 1,000,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    998,435.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     6,821.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   015
    LTV :                 47.61900
    ----------------------------------------------------------------
0   0031661994     MORTGAGORS: CALLAHAN             THOMAS
                               CALLAHAN             PATRICIA
    REGION CODE    ADDRESS   : 33 FOX HUNT LANE
        01         CITY      :    COLD SPRING HARBOR
                   STATE/ZIP : NY  11724
    MORTGAGE AMOUNT :   325,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    324,746.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,217.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 55.08400
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,310,862.00
                               P & I AMT:     15,786.22
                               UPB AMT:   2,308,113.53

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           57
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031662034     MORTGAGORS: GROSSMAN             BRYAN
                               GROSSMAN             DAVIDA
    REGION CODE    ADDRESS   : 20 IMPERIAL DRIVE
        01         CITY      :    CHERRY HILL
                   STATE/ZIP : NJ  08003
    MORTGAGE AMOUNT :   342,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    341,746.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,391.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0031662182     MORTGAGORS: MIRMAN               JEFFREY
                               HOROWITZ             BARBARA
    REGION CODE    ADDRESS   : 15 BUCKINGHAM LANE
        01         CITY      :    WEST HARTFORD
                   STATE/ZIP : CT  06117
    MORTGAGE AMOUNT :   318,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    318,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,119.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 89.76800
    ----------------------------------------------------------------
0   0031662836     MORTGAGORS: WOODWORTH            AMY

    REGION CODE    ADDRESS   : 1718 W. RIDGEWOOD LANE
        01         CITY      :    GLENVIEW
                   STATE/ZIP : IL  60025
    MORTGAGE AMOUNT :   335,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    334,951.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,343.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 89.98600
    ----------------------------------------------------------------
0   0031663180     MORTGAGORS: REYNOLDS             DANIEL
                               REYNOLDS             VICKI
    REGION CODE    ADDRESS   : 1863 PORT RENWICK PLACE
        01         CITY      :    NEWPORT BEACH
                   STATE/ZIP : CA  92660
    MORTGAGE AMOUNT :   496,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    495,223.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,383.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 53.91300
    ----------------------------------------------------------------
0   0031663339     MORTGAGORS: DODGE                WILLIAM
                               DODGE                LEANNE
    REGION CODE    ADDRESS   : 3769 GLENEAGLES DRIVE
        01         CITY      :    TARZANA
                   STATE/ZIP : CA  91356
    MORTGAGE AMOUNT :   402,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    401,355.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,708.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,893,800.00
                               P & I AMT:     12,946.69
                               UPB AMT:   1,891,876.37

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           58
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031663800     MORTGAGORS: ELLER                RICHARD
                               ELLER                ELIZABETH
    REGION CODE    ADDRESS   : 8788 HAWKESBURY PORT
        01         CITY      :    ELK GROVE
                   STATE/ZIP : CA  95624
    MORTGAGE AMOUNT :   240,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,883.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,659.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 89.98700
    ----------------------------------------------------------------
0   0031664097     MORTGAGORS: ISAKOV               GREGORY
                               ISAKOV               LEAH
    REGION CODE    ADDRESS   : 56 SILVER HILL ROAD
        01         CITY      :    SUDBURY
                   STATE/ZIP : MA  01776
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    360,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,486.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031665318     MORTGAGORS: MONTGOMERY           JOHN
                               MONTGOMERY           SUZANNE
    REGION CODE    ADDRESS   : 33 SOHIER STREET
        01         CITY      :    COHASSET
                   STATE/ZIP : MA  02025
    MORTGAGE AMOUNT :   343,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    343,900.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,346.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.99500
    ----------------------------------------------------------------
0   0031665474     MORTGAGORS: HICKEY               CHARLES
                               HICKEY               ANGELA
    REGION CODE    ADDRESS   : 2921 LEVANTE STREET
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92009
    MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    314,276.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,175.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.74600
    ----------------------------------------------------------------
0   0031666506     MORTGAGORS: BROOKS               STEVEN

    REGION CODE    ADDRESS   : 96 FORD ROAD
        01         CITY      :    SUDBURY
                   STATE/ZIP : MA  01776
    MORTGAGE AMOUNT :   295,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    295,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,088.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 51.75400
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,554,150.00
                               P & I AMT:     10,755.43
                               UPB AMT:   1,553,059.75

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           59
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031666605     MORTGAGORS: ANDERSON             JAMES
                               ANDERSON             SHERRYN
    REGION CODE    ADDRESS   : 5 THACKERAY ROAD
        01         CITY      :    WELLESLEY
                   STATE/ZIP : MA  02181
    MORTGAGE AMOUNT :   478,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    477,769.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,304.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 66.45800
    ----------------------------------------------------------------
0   0031666639     MORTGAGORS: THOMPSON             STEVEN
                               THOMPSON             JANET
    REGION CODE    ADDRESS   : 190 FOREST AVENUE
        01         CITY      :    RYE
                   STATE/ZIP : NY  10580
    MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    449,674.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,185.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 50.00000
    ----------------------------------------------------------------
0   0031667348     MORTGAGORS: HALL                 JAMES
                               HALL                 JANE
    REGION CODE    ADDRESS   : 635 MAPLE
        01         CITY      :    WILMETTE
                   STATE/ZIP : IL  60091
    MORTGAGE AMOUNT :   648,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    647,494.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,420.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 67.50000
    ----------------------------------------------------------------
0   0031667504     MORTGAGORS: PURDUM               BETTY

    REGION CODE    ADDRESS   : 2401 NE 34TH COURT
        01         CITY      :    LIGHTHOUSE POINT
                   STATE/ZIP : FL  33064
    MORTGAGE AMOUNT :   287,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    286,727.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,910.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031667694     MORTGAGORS: BROWN                FRANK
                               BROWN                STEPHANIE
    REGION CODE    ADDRESS   : 2641 RADNOR PLACEET
        01         CITY      :    MIDLOTHIAN
                   STATE/ZIP : VA  23113
    MORTGAGE AMOUNT :   261,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,759.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,715.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,124,900.00
                               P & I AMT:     14,537.10
                               UPB AMT:   2,122,426.02

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           60
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031668296     MORTGAGORS: SUCHER               JAY
                               SUCHER               LYNDA
    REGION CODE    ADDRESS   : 3229 BLUEBIRD CIRCLE
        01         CITY      :    SIMI VALLEY
                   STATE/ZIP : CA  93063
    MORTGAGE AMOUNT :   316,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    315,717.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,183.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.99700
    ----------------------------------------------------------------
0   0031668817     MORTGAGORS: PACIFICO             DANIEL
                               PACIFICO             COLLEEN
    REGION CODE    ADDRESS   : 5596 SHADOW LAWN DRIVE
        01         CITY      :    SARASOTA
                   STATE/ZIP : FL  34242
    MORTGAGE AMOUNT :   286,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    286,151.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,955.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.98800
    ----------------------------------------------------------------
0   0031668924     MORTGAGORS: OLSON                TRACY

    REGION CODE    ADDRESS   : 21307 31ST AVENUE SE
        01         CITY      :    BOTHELL
                   STATE/ZIP : WA  98021
    MORTGAGE AMOUNT :   283,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :    282,929.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,931.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.99700
    ----------------------------------------------------------------
0   0031668981     MORTGAGORS: BERKE                BUDDY
                               BERKE                CHASE
    REGION CODE    ADDRESS   : 122 NORTH KILKEA DRIVE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90048
    MORTGAGE AMOUNT :   378,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    378,171.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,615.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031669070     MORTGAGORS: OLGUIN               LAURA

    REGION CODE    ADDRESS   : 1035 SOUTH MILES COURT
        01         CITY      :    ANAHEIM
                   STATE/ZIP : CA  92808
    MORTGAGE AMOUNT :   271,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,806.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,922.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 78.72400
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,536,300.00
                               P & I AMT:     10,608.93
                               UPB AMT:   1,533,775.88

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           61
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031669302     MORTGAGORS: FERNANDEZ            RAUL
                               FERNANDEZ            PATRICIA
    REGION CODE    ADDRESS   : 1015 GUNTER COURT
        01         CITY      :    ALPHARETTA
                   STATE/ZIP : GA  30022
    MORTGAGE AMOUNT :   299,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    298,766.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,039.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.98900
    ----------------------------------------------------------------
0   0031670102     MORTGAGORS: VARNI                CYNTHIA

    REGION CODE    ADDRESS   : 310 OAK TREE DRIVE
        01         CITY      :    SANTA ROSA
                   STATE/ZIP : CA  95401
    MORTGAGE AMOUNT :   254,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,381.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,695.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 76.05900
    ----------------------------------------------------------------
0   0031670698     MORTGAGORS: AFZAL                AMIR
                               AFZAL                EMMA
    REGION CODE    ADDRESS   : 10618 HUNTER STATION ROAD
        01         CITY      :    VIENNA
                   STATE/ZIP : VA  22181
    MORTGAGE AMOUNT :   369,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    368,408.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,486.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0031671043     MORTGAGORS: GALUSZA              ROBERT

    REGION CODE    ADDRESS   : 20 LEDGE ROCK ROAD
        01         CITY      :    CONCORD
                   STATE/ZIP : MA  01742
    MORTGAGE AMOUNT :   577,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    576,526.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,793.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031671134     MORTGAGORS: CULLEN               THOMAS
                               CULLEN               DONJA
    REGION CODE    ADDRESS   : 2105 FOX TRAIL COURT
        01         CITY      :    REISTERSTOWN
                   STATE/ZIP : MD  21136
    MORTGAGE AMOUNT :   385,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    384,792.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,594.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.99300
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,885,400.00
                               P & I AMT:     12,609.18
                               UPB AMT:   1,882,874.81

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           62
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031671365     MORTGAGORS: HANSON               SCOTT

    REGION CODE    ADDRESS   : 1134 FAIRVIEW AVENUE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95125
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,352.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,875.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 63.95300
    ----------------------------------------------------------------
0   0031671506     MORTGAGORS: LIPPOLD              JOHN
                               LIPPOLD              LESLEY
    REGION CODE    ADDRESS   : 598 MADRONE AVENUE
        01         CITY      :    SUNNYVALE
                   STATE/ZIP : CA  94086
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,618.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,726.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 68.49300
    ----------------------------------------------------------------
0   0031672249     MORTGAGORS: AU                   HINMAN
                               LEE                  LISA
    REGION CODE    ADDRESS   : 61-24 172ND STREET
        01         CITY      :    FRESH MEADOWS
                   STATE/ZIP : NY  11365
    MORTGAGE AMOUNT :   319,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    318,757.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,203.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 75.05800
    ----------------------------------------------------------------
0   0031673015     MORTGAGORS: FINNEY               RANDOLPH
                               FINNEY               MICHELLE
    REGION CODE    ADDRESS   : 3023 NW 95TH STREET
        01         CITY      :    SEATTLE
                   STATE/ZIP : WA  98117
    MORTGAGE AMOUNT :   336,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    335,461.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,263.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031673023     MORTGAGORS: HUMPHREY             THOMAS
                               HUMPHREY             ROBIN
    REGION CODE    ADDRESS   : 2168 WILBANKS CIRCLE
        01         CITY      :    HENDERSON
                   STATE/ZIP : NV  89012
    MORTGAGE AMOUNT :   316,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    315,658.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,239.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 94.99000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,496,350.00
                               P & I AMT:     10,308.74
                               UPB AMT:   1,493,847.89

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           63
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031673353     MORTGAGORS: FITZGERALD           WILLIAM
                               FITZGERALD           KAREN
    REGION CODE    ADDRESS   : 3 HARVEST LANE
        01         CITY      :    TINTON FALLS
                   STATE/ZIP : NJ  07724
    MORTGAGE AMOUNT :   269,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,890.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,835.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0031674054     MORTGAGORS: HENNESSEY            PATRICK
                               HENNESSEY            DEBORAH
    REGION CODE    ADDRESS   : 10718 BOCA POINTE DR
        01         CITY      :    ORLANDO
                   STATE/ZIP : FL  32836
    MORTGAGE AMOUNT :   342,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    342,263.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,338.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.99800
    ----------------------------------------------------------------
0   0031674112     MORTGAGORS: SENIO                JOAN
                               SENIO                IAN
    REGION CODE    ADDRESS   : 8232 THE MIDWAY
        01         CITY      :    ANNANDALE
                   STATE/ZIP : VA  22003
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    359,004.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,305.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031674815     MORTGAGORS: KATZ                 JAMES
                               FRIED                AMY
    REGION CODE    ADDRESS   : 6002 STONEHENGE PLACE
        01         CITY      :    NORTH BETHESDA
                   STATE/ZIP : MD  20852
    MORTGAGE AMOUNT :   260,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,456.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,730.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 89.44200
    ----------------------------------------------------------------
0   0031674849     MORTGAGORS: FULLER               JOHN
                               SOKOL                KIMBERLY
    REGION CODE    ADDRESS   : 982 ROSAL COURT
        01         CITY      :    CHULA VISTA
                   STATE/ZIP : CA  91910
    MORTGAGE AMOUNT :   238,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    238,509.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,608.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,470,700.00
                               P & I AMT:      9,817.99
                               UPB AMT:   1,468,124.24

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           64
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031675275     MORTGAGORS: ROSNER               STEVEN
                               ROSNER               CATHY
    REGION CODE    ADDRESS   : 11 ELAINE COURT
        01         CITY      :    WOODCLIFF LAKE
                   STATE/ZIP : NJ  07675
    MORTGAGE AMOUNT :   259,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,517.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,047.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/18
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 51.80000
    ----------------------------------------------------------------
0   0031675408     MORTGAGORS: SHORT                PATRICK
                               SHORT                LUCILLE
    REGION CODE    ADDRESS   : 6 CARRIAGE DRIVE
        01         CITY      :    MIDDLETOWN TWP
                   STATE/ZIP : NJ  07748
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,758.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,891.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031675648     MORTGAGORS: SCHLOBOHM            RICHARD
                               SCHLOBOHM            LEA
    REGION CODE    ADDRESS   : 21 BROOK HOLLOW LANE
        01         CITY      :    NEW PROVIDENCE
                   STATE/ZIP : NJ  07974
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    285,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,968.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 61.29000
    ----------------------------------------------------------------
0   0031677552     MORTGAGORS: MARCUS               DAVID
                               MARCUS               JULIE
    REGION CODE    ADDRESS   : 82 JACOBS LANE
        01         CITY      :    NORWELL
                   STATE/ZIP : MA  02061
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    499,628.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,496.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031677800     MORTGAGORS: NORUZI               KAMBIZ
                               NORUZI               JOANNE
    REGION CODE    ADDRESS   : 1640 EAGLEBROOK DR.
        01         CITY      :    GENEVA
                   STATE/ZIP : IL  60134
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,789.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,841.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 72.77600
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,602,000.00
                               P & I AMT:     11,245.40
                               UPB AMT:   1,600,694.06

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           65
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031677909     MORTGAGORS: ROTMAN               STUART
                               ROTMAN               RENEE
    REGION CODE    ADDRESS   : 61 LINCOLN ROAD
        01         CITY      :    SHARON
                   STATE/ZIP : MA  02067
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,750.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,182.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031678329     MORTGAGORS: RAPPOPORT            STEPHEN
                               RAPPOPORT            BONITA
    REGION CODE    ADDRESS   : 702 WESTOVER ROAD,
        01         CITY      :    STAMFORD,
                   STATE/ZIP : CT  06902
    MORTGAGE AMOUNT :   458,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    457,751.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,163.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0031679699     MORTGAGORS: DEROSIER             MICHAEL
                               DEROSIER             ELIZABETH
    REGION CODE    ADDRESS   : 39854 FORSYTH LANE
        01         CITY      :    LEESBURG
                   STATE/ZIP : VA  20175
    MORTGAGE AMOUNT :   244,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,814.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,685.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031680127     MORTGAGORS: SCHNOEBELEN          KIRK
                               SCHNOEBELEN          JUDY
    REGION CODE    ADDRESS   : 3517 MORNINGSIDE DRIVE
        01         CITY      :    FAIRFAX
                   STATE/ZIP : VA  22031
    MORTGAGE AMOUNT :   278,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    277,694.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,828.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031680598     MORTGAGORS: LOWE                 ANDREW
                               KAZAK-LOWE           KERRI
    REGION CODE    ADDRESS   : 20 WINDMILL ROAD
        01         CITY      :    ARMONK
                   STATE/ZIP : NY  10504
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,389.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,762.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 64.88200
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,700,500.00
                               P & I AMT:     11,623.79
                               UPB AMT:   1,698,399.81

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           66
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031680614     MORTGAGORS: MALEY                DONALD
                               MALEY                TONI
    REGION CODE    ADDRESS   : 297 BROOKSIDE ROAD
        01         CITY      :    DARIEN
                   STATE/ZIP : CT  06820
    MORTGAGE AMOUNT :   590,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    589,479.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,777.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 72.83900
    ----------------------------------------------------------------
0   0031681232     MORTGAGORS: DIEHL                WILLIAM
                               DIEHL                KIMBERLY
    REGION CODE    ADDRESS   : 2329 PENDER PLACE
        01         CITY      :    CHARLOTTE
                   STATE/ZIP : NC  28209
    MORTGAGE AMOUNT :   475,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    474,629.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,240.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 69.85200
    ----------------------------------------------------------------
0   0031681919     MORTGAGORS: KRIMSKI              DREW
                               KRIMSKI              REBECCA
    REGION CODE    ADDRESS   : 4 CHARLCOTE PLACE
        01         CITY      :    BALTIMORE
                   STATE/ZIP : MD  21218
    MORTGAGE AMOUNT :   453,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    452,646.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,090.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 62.05400
    ----------------------------------------------------------------
0   0031681950     MORTGAGORS: SINCONEGUI           MARCOS

    REGION CODE    ADDRESS   : 72 DAVIS ROAD
        01         CITY      :    PORT WASHINGTON
                   STATE/ZIP : NY  11050
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,627.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,748.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 63.29100
    ----------------------------------------------------------------
0   0031682537     MORTGAGORS: SALTZMAN             JON
                               SALTZMAN             JOANNE
    REGION CODE    ADDRESS   : 435 DRESHERTOWN ROAD
        01         CITY      :    FORT WASHINGTON
                   STATE/ZIP : PA  19034
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    649,492.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,434.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 59.09000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,418,000.00
                               P & I AMT:     16,290.62
                               UPB AMT:   2,415,876.22

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           67
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031682552     MORTGAGORS: MATTEIS              WAYNE
                               MATTEIS              BONNIE
    REGION CODE    ADDRESS   : 45 SALMONS HOLLOW ROAD
        01         CITY      :    BREWSTER
                   STATE/ZIP : NY  10509
    MORTGAGE AMOUNT :   250,001.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,579.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,642.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 63.29139
    ----------------------------------------------------------------
0   0031682958     MORTGAGORS: MORGAN               GLYN
                               CASTIEL              MERCEDES
    REGION CODE    ADDRESS   : 1481 ROOSEVELT AVENUE
        01         CITY      :    PELHAM MANOR
                   STATE/ZIP : NY  10803
    MORTGAGE AMOUNT :   498,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    497,611.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,397.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.45400
    ----------------------------------------------------------------
0   0031682966     MORTGAGORS: ATKINS               PAUL
                               ATKINS               KATHLEEN
    REGION CODE    ADDRESS   : 6 FAIRWAY DRIVE
        01         CITY      :    EASTCHESTER
                   STATE/ZIP : NY  10709
    MORTGAGE AMOUNT :   285,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    285,527.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,949.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0031683147     MORTGAGORS: SWAYNE               WILLIAM
                               SWAYNE               CANDACE
    REGION CODE    ADDRESS   : 2703 WEST MCGRAW STREET
        01         CITY      :    SEATTLE
                   STATE/ZIP : WA  98199
    MORTGAGE AMOUNT :   445,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    444,802.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,039.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0031684053     MORTGAGORS: SLOAN                JAMES
                               SLOAN                SHARON
    REGION CODE    ADDRESS   : 97 VALLEY VIEW WAY
        01         CITY      :    NEWTOWN
                   STATE/ZIP : PA  18940
    MORTGAGE AMOUNT :   244,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,344.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,606.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 94.99000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,723,851.00
                               P & I AMT:     11,634.84
                               UPB AMT:   1,721,865.37

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           68
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031684160     MORTGAGORS: SMYTH                WILLIAM
                               SMYTH                BETH
    REGION CODE    ADDRESS   : 14233 TWIN PEAKS ROAD
        01         CITY      :    POWAY
                   STATE/ZIP : CA  92064
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,809.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,726.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 68.49300
    ----------------------------------------------------------------
0   0031684228     MORTGAGORS: ELLERMAN             WHITNEY
                               BAKER                KELLY
    REGION CODE    ADDRESS   : 3810 N. TAZEWELL STREET
        01         CITY      :    ARLINGTON
                   STATE/ZIP : VA  22207
    MORTGAGE AMOUNT :   472,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    471,603.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,100.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031684509     MORTGAGORS: TOOMEY               ANN
                               KALDENBAUGH          NICHOLAS
    REGION CODE    ADDRESS   : 67 OLD MIDDLESEX ROAD
        01         CITY      :    BELMONT
                   STATE/ZIP : MA  02178
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,747.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,377.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 75.55500
    ----------------------------------------------------------------
0   0031684533     MORTGAGORS: WINTER               WOLFGANG
                               WINTER               MARIA
    REGION CODE    ADDRESS   : OLD ARMY POST ROAD
        01         CITY      :    MORRIS TOWNSHIP
                   STATE/ZIP : NJ  07960
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    649,492.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,434.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 72.22200
    ----------------------------------------------------------------
0   0031684616     MORTGAGORS: LOVERRO              ROBERT
                               LOVERRO              ALLISON
    REGION CODE    ADDRESS   : 30 DOUGLAS DRIVE
        01         CITY      :    SPARTA
                   STATE/ZIP : NJ  07871
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,752.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,792.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 58.33300
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,992,000.00
                               P & I AMT:     13,431.74
                               UPB AMT:   1,990,406.80

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           69
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031684699     MORTGAGORS: KINSEY               JOHN
                               KINSEY               SUSAN
    REGION CODE    ADDRESS   : 5600 NW 23RD TERR,
        01         CITY      :    BOCA RATON
                   STATE/ZIP : FL  33496
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,580.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,899.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 44.00000
    ----------------------------------------------------------------
0   0031684764     MORTGAGORS: ADAMS                RICHARD
                               ADAMS                DEBORAH
    REGION CODE    ADDRESS   : 88 MISSION PLACE #11
        01         CITY      :    EDWARDS
                   STATE/ZIP : CO  81632
    MORTGAGE AMOUNT :   321,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    320,497.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,189.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 61.73000
    ----------------------------------------------------------------
0   0031685118     MORTGAGORS: JORDAN               KURT
                               JORDAN               ELIZABETH
    REGION CODE    ADDRESS   : 5725 ROBERTS DRIVE
        01         CITY      :    DUNWOODY
                   STATE/ZIP : GA  30338
    MORTGAGE AMOUNT :   368,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    367,409.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,479.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031685191     MORTGAGORS: BIELARSKI            EDWARD
                               BIELARSKI            MELINDA
    REGION CODE    ADDRESS   : 1958 MAPLEWOOD CIRCLE
        01         CITY      :    ALLENTOWN
                   STATE/ZIP : PA  18103
    MORTGAGE AMOUNT :   327,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    327,700.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,265.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 76.62300
    ----------------------------------------------------------------
0   0031685209     MORTGAGORS: WILSON               JEFFREY
                               WILSON               CINDI
    REGION CODE    ADDRESS   : 27722 SAN PASQUAL STREET
        01         CITY      :    MISSION VIEJO
                   STATE/ZIP : CA  92692
    MORTGAGE AMOUNT :   378,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    377,131.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,610.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 75.60000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,669,950.00
                               P & I AMT:     11,444.26
                               UPB AMT:   1,667,319.81

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           70
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031685720     MORTGAGORS: DAROW                SUSAN
                               GOTHERIDGE           SARA
    REGION CODE    ADDRESS   : 734 CLINTON PLACE
        01         CITY      :    EVANSTON
                   STATE/ZIP : IL  60201
    MORTGAGE AMOUNT :   305,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    304,762.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,080.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 65.59100
    ----------------------------------------------------------------
0   0031685902     MORTGAGORS: ROSEMAN              RICHARD
                               ROSEMAN              LIANE
    REGION CODE    ADDRESS   : 9 DUNDEE ROAD
        01         CITY      :    STAMFORD
                   STATE/ZIP : CT  06903
    MORTGAGE AMOUNT :   356,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    356,528.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,464.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031686041     MORTGAGORS: KIPNESS              MICHAEL
                               KIPNESS              NOREEN
    REGION CODE    ADDRESS   : 438 WILLOW ROAD
        01         CITY      :    GUILFORD
                   STATE/ZIP : CT  06437
    MORTGAGE AMOUNT :   258,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,353.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,785.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 76.38100
    ----------------------------------------------------------------
0   0031686660     MORTGAGORS: SARUBBI              MARK
                               SARUBBI              CYNTHIA
    REGION CODE    ADDRESS   : 44 GUINEA HOLLOW ROAD
        01         CITY      :    TEWKSBURY
                   STATE/ZIP : NJ  08833
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,735.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,920.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 46.15300
    ----------------------------------------------------------------
0   0031686694     MORTGAGORS: BALDWIN              JAMES
                               ZADOROZNY            DANA
    REGION CODE    ADDRESS   : 606-608 HURON AVENUE
        01         CITY      :    CAMBRIDGE
                   STATE/ZIP : MA  02139
    MORTGAGE AMOUNT :   506,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    505,624.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,538.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 74.96200
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,726,350.00
                               P & I AMT:     11,789.68
                               UPB AMT:   1,725,003.61

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           71
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031687924     MORTGAGORS: MAHOWALD             THOMAS
                               MAHOWALD             DAWN
    REGION CODE    ADDRESS   : 1890 LEHIGH ST
        01         CITY      :    BOULDER
                   STATE/ZIP : CO  80303
    MORTGAGE AMOUNT :   294,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    293,689.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,983.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031688609     MORTGAGORS: ONSI                 DOUGLAS
                               ONSI                 NICOLE
    REGION CODE    ADDRESS   : 20 BLUEBERRY LANE
        01         CITY      :    HOPKINTON
                   STATE/ZIP : MA  01748
    MORTGAGE AMOUNT :   327,055.00  OPTION TO CONVERT :
    UNPAID BALANCE :    326,806.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,258.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.99900
    ----------------------------------------------------------------
0   0031688666     MORTGAGORS: MACNAUGHTON          GAIL

    REGION CODE    ADDRESS   : 3623 PASEO VISTA FAMOSA
        01         CITY      :    RANCHO SANTA FE
                   STATE/ZIP : CA  92067
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,782.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,123.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 64.51600
    ----------------------------------------------------------------
0   0031688708     MORTGAGORS: BIRCKHEAD            JOHN
                               BIRCKHEAD            PATRICIA
    REGION CODE    ADDRESS   : 681 OAK SHADOW VIEW PLACE
        01         CITY      :    THOUSAND OAKS
                   STATE/ZIP : CA  91320
    MORTGAGE AMOUNT :   246,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    245,660.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,783.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 71.51100
    ----------------------------------------------------------------
0   0031688773     MORTGAGORS: PETACH               MICHAEL
                               PETACH               ELAINE
    REGION CODE    ADDRESS   : 1209 S. IRENA AVENUE
        01         CITY      :    REDONDO BEACH
                   STATE/ZIP : CA  90277
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,803.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,719.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,419,455.00
                               P & I AMT:      9,868.47
                               UPB AMT:   1,417,742.21

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           72
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031688898     MORTGAGORS: ROBINSON             ANDREW
                               ROBINSON             SUZANNE
    REGION CODE    ADDRESS   : 51 MARCELLUS DRIVE
        01         CITY      :    NEWTON
                   STATE/ZIP : MA  02459
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,795.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,663.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 41.01800
    ----------------------------------------------------------------
0   0031688971     MORTGAGORS: POLITOSKI            JOHN
                               POLITOSKI            PHYLLIS
    REGION CODE    ADDRESS   : 6512 TIMBERVIEW DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95120
    MORTGAGE AMOUNT :   410,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    409,374.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,831.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 78.09500
    ----------------------------------------------------------------
0   0031689425     MORTGAGORS: LANDI                BRIAN
                               LANDI                TAMMERIA
    REGION CODE    ADDRESS   : 568 CANTON DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95123
    MORTGAGE AMOUNT :   289,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,084.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,001.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0031689714     MORTGAGORS: COX                  JAMES
                               COX                  ANGELA
    REGION CODE    ADDRESS   : 9656 NORTHEAST 34TH STREET
        01         CITY      :    BELLEVUE
                   STATE/ZIP : WA  98004
    MORTGAGE AMOUNT :   346,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    345,458.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,360.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 61.67500
    ----------------------------------------------------------------
0   0031689821     MORTGAGORS: RHOADS               ADAM
                               HSIANG               PINJU
    REGION CODE    ADDRESS   : 300 RUBICON VALLEY COURT
        01         CITY      :    SAN RAMON
                   STATE/ZIP : CA  94583
    MORTGAGE AMOUNT :   372,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    371,972.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,668.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 72.33000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,668,250.00
                               P & I AMT:     11,525.24
                               UPB AMT:   1,665,684.69

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           73
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031690548     MORTGAGORS: WATKINS              JAMES

    REGION CODE    ADDRESS   : 3452 BARRISTERS KEEPE CIRCLE
        01         CITY      :    FAIRFAX
                   STATE/ZIP : VA  22031
    MORTGAGE AMOUNT :   263,805.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,609.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,844.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 78.74700
    ----------------------------------------------------------------
0   0031690704     MORTGAGORS: SHEATS               PAUL
                               PACKER               BARBARA
    REGION CODE    ADDRESS   : 2850 WOODWARDIA DRIVE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90077
    MORTGAGE AMOUNT :   316,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    315,734.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,075.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 61.96000
    ----------------------------------------------------------------
0   0031690795     MORTGAGORS: VITTELLO             VINCENT
                               TSAO                 CECILIA
    REGION CODE    ADDRESS   : LOT 1 CATHERINE S FARM ROAD
        01         CITY      :    WAYLAND
                   STATE/ZIP : MA  01778
    MORTGAGE AMOUNT :   543,675.00  OPTION TO CONVERT :
    UNPAID BALANCE :    543,218.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,571.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031690811     MORTGAGORS: LABOW                MARK
                               WONG                 GWENDOLYN
    REGION CODE    ADDRESS   : 422 KIMBALL AVENUE
        01         CITY      :    WESTFIELD
                   STATE/ZIP : NJ  07090
    MORTGAGE AMOUNT :   369,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    369,318.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,552.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031690878     MORTGAGORS: SAPOSH               ROBERT
                               SAPOSH               ILANA
    REGION CODE    ADDRESS   : 8 COPPER BEECH ROAD
        01         CITY      :    WHITE PLAINS
                   STATE/ZIP : NY  10605
    MORTGAGE AMOUNT :   330,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    329,742.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,251.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 76.74400
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,823,080.00
                               P & I AMT:     12,295.95
                               UPB AMT:   1,821,623.31

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           74
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031691009     MORTGAGORS: GILBURNE             ANDREW
                               HUELAT               RHONDA
    REGION CODE    ADDRESS   : 443 UPTON STREET
        01         CITY      :    REDWOOD CITY
                   STATE/ZIP : CA  94062
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,621.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,712.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031691058     MORTGAGORS: DRECHSLER            ERWIN
                               DRECHSLER            CATHY
    REGION CODE    ADDRESS   : 1432 SCOTT AVUENE
        01         CITY      :    WINNETKA
                   STATE/ZIP : IL  60093
    MORTGAGE AMOUNT :   325,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    324,758.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,272.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 59.30600
    ----------------------------------------------------------------
0   0031691116     MORTGAGORS: GORNISH              ARON
                               GORNISH              NANCY
    REGION CODE    ADDRESS   : 36 BRANDYWINE ROAD
        01         CITY      :    ASBURY PARK
                   STATE/ZIP : NJ  07712
    MORTGAGE AMOUNT :   410,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    410,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,831.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 51.25000
    ----------------------------------------------------------------
0   0031691496     MORTGAGORS: BROWN                PHILLIP
                               BENNETT              PATRICIA
    REGION CODE    ADDRESS   : 12114 GUINEVERE PLACE
        01         CITY      :    GLENN DALE
                   STATE/ZIP : MD  20769
    MORTGAGE AMOUNT :   240,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,874.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,701.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 94.98200
    ----------------------------------------------------------------
0   0031691637     MORTGAGORS: FREEMAN              BARRY

    REGION CODE    ADDRESS   : 21 MAPLE TERRACE
        01         CITY      :    MAPLEWOOD
                   STATE/ZIP : NJ  07040
    MORTGAGE AMOUNT :   324,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    323,714.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,074.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,547,400.00
                               P & I AMT:     10,593.25
                               UPB AMT:   1,545,969.04

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           75
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031691900     MORTGAGORS: GUTZMANN             KURT
                               HOLLENKAMP           KIMBERLEY
    REGION CODE    ADDRESS   : 43398 TURNBERRY ISLE COURT
        01         CITY      :    LEESBURG
                   STATE/ZIP : VA  20176
    MORTGAGE AMOUNT :   346,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    346,622.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,337.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.99800
    ----------------------------------------------------------------
0   0031692031     MORTGAGORS: BUCK                 ELISE
                               BUCK                 RONALD
    REGION CODE    ADDRESS   : 802 LINDSEY MANOR LANE
        01         CITY      :    SILVER SPRING
                   STATE/ZIP : MD  20905
    MORTGAGE AMOUNT :   289,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,146.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,975.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031692759     MORTGAGORS: HOERNER              RICHARD
                               HOERNER              KAREN
    REGION CODE    ADDRESS   : 603 KAZIO COURT
        01         CITY      :    KENNETT SQUARE
                   STATE/ZIP : PA  19348
    MORTGAGE AMOUNT :   253,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    252,807.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,747.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.99400
    ----------------------------------------------------------------
0   0031692767     MORTGAGORS: CHESTON              SHEILA
                               DOWER                GRAHAM
    REGION CODE    ADDRESS   : 7817 HAMPDEN LANE
        01         CITY      :    BETHESDA
                   STATE/ZIP : MD  20814
    MORTGAGE AMOUNT :   460,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    459,622.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,060.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031694201     MORTGAGORS: TORRANCE             CHARLES
                               TORRANCE             SHERYL
    REGION CODE    ADDRESS   : 12 BLACKHAWK ROAD
        01         CITY      :    TRUMBULL
                   STATE/ZIP : CT  06611
    MORTGAGE AMOUNT :   345,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    344,737.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,382.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 76.00700
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,694,500.00
                               P & I AMT:     11,503.35
                               UPB AMT:   1,692,937.29

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           76
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031694433     MORTGAGORS: BERLINER             LARRY
                               FLEISCHER            TANIA
    REGION CODE    ADDRESS   : 4379 ELENDA STREET
        01         CITY      :    CULVER CITY
                   STATE/ZIP : CA  90230
    MORTGAGE AMOUNT :   251,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,797.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,692.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031694540     MORTGAGORS: KILLEEN              SHAWN
                               KILLEEN              SUZETTE
    REGION CODE    ADDRESS   : 1556 WEBSTER STREET
        01         CITY      :    NEW ORLEANS
                   STATE/ZIP : LA  70118
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,465.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,417.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0031694797     MORTGAGORS: MOORADD              MICHAEL
                               MOORADD              THERESA
    REGION CODE    ADDRESS   : 25 DEERPATH ROAD
        01         CITY      :    DOYLESTOWN
                   STATE/ZIP : PA  18901
    MORTGAGE AMOUNT :   382,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    382,208.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,641.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0031695505     MORTGAGORS: WAGNER               RICHARD
                               WAGNER               DIANE
    REGION CODE    ADDRESS   : 90 JACKSON AVENUE
        01         CITY      :    ROCKVILLE CENTRE
                   STATE/ZIP : NY  11570
    MORTGAGE AMOUNT :   261,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,801.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,802.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031695521     MORTGAGORS: PUPO                 EDWIN
                               HELM                 PATRICIA
    REGION CODE    ADDRESS   : 552 VALLEY STREAM DR.
        01         CITY      :    GENEVA
                   STATE/ZIP : FL  32732
    MORTGAGE AMOUNT :   336,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    335,536.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,436.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,580,700.00
                               P & I AMT:     10,990.48
                               UPB AMT:   1,578,809.12

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           77
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031695711     MORTGAGORS: PALMER               BARRY
                               PALMER               AMY
    REGION CODE    ADDRESS   : 17972 W SPRING LAKE DRIVE SE
        01         CITY      :    RENTON
                   STATE/ZIP : WA  98058
    MORTGAGE AMOUNT :   247,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,650.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,769.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0031695950     MORTGAGORS: SLADE                JOESPH

    REGION CODE    ADDRESS   : 73 FAULKNER DRIVE
        01         CITY      :    GUILFORD
                   STATE/ZIP : CT  06437
    MORTGAGE AMOUNT :   341,910.00  OPTION TO CONVERT :
    UNPAID BALANCE :    332,810.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,332.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0031696065     MORTGAGORS: DALLEY               JAMES
                               DALLEY               ANNE
    REGION CODE    ADDRESS   : 1027 ST. MARY'S LANE
        01         CITY      :    SANTA BARBARA
                   STATE/ZIP : CA  93111
    MORTGAGE AMOUNT :   330,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    329,729.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,195.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 69.47300
    ----------------------------------------------------------------
0   0031696222     MORTGAGORS: MIXTER               JASON

    REGION CODE    ADDRESS   : 29 SAN DOMINGO WAY
        01         CITY      :    NOVATO
                   STATE/ZIP : CA  94947
    MORTGAGE AMOUNT :   245,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,625.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,692.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 45.37037
    ----------------------------------------------------------------
0   0031696859     MORTGAGORS: PILLSBURY            L.

    REGION CODE    ADDRESS   : 5606 ALBIA ROAD
        01         CITY      :    BETHESDA
                   STATE/ZIP : MD  20816
    MORTGAGE AMOUNT :   452,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    451,664.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,160.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,615,910.00
                               P & I AMT:     11,150.08
                               UPB AMT:   1,605,481.22

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           78
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031696925     MORTGAGORS: RABINOV              PAUL
                               RABINOV              DESIREE
    REGION CODE    ADDRESS   : 4868 SUNSET AVENUE
        01         CITY      :    LA CRESCENTA
                   STATE/ZIP : CA  91214
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,760.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,021.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 71.42800
    ----------------------------------------------------------------
0   0031696974     MORTGAGORS: WILSON               JOHN
                               WILSON               KRISTINA
    REGION CODE    ADDRESS   : 16206 MOORPARK STREET
        01         CITY      :    LOS ANGELES (ENCINO AREA)
                   STATE/ZIP : CA  91436
    MORTGAGE AMOUNT :   269,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,487.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,864.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 89.96600
    ----------------------------------------------------------------
0   0031697071     MORTGAGORS: BROWN                SARAH

    REGION CODE    ADDRESS   : 4780-H LA VILLA MARINA
        01         CITY      :    MARINA DEL REY
                   STATE/ZIP : CA  90292
    MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,570.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,805.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031697212     MORTGAGORS: SALLING              SHARON

    REGION CODE    ADDRESS   : 10 OLD MILL ROAD
        01         CITY      :    SANDY HOOK
                   STATE/ZIP : CT  06482
    MORTGAGE AMOUNT :   336,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    335,737.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,292.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031697428     MORTGAGORS: HERF                 MANFRED
                               HERF                 SADIE
    REGION CODE    ADDRESS   : 888 DEL MAR DOWNS ROAD
        01         CITY      :    SOLANA BEACH
                   STATE/ZIP : CA  92075
    MORTGAGE AMOUNT :   253,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    252,802.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,725.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 73.33300
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,426,900.00
                               P & I AMT:      9,708.89
                               UPB AMT:   1,425,358.68

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           79
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031697451     MORTGAGORS: KOTENKO              FREDERICK
                               DANG-KOTENKO         LORI
    REGION CODE    ADDRESS   : 3466 MILLIKIN AVE
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92122
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,809.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,726.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 72.46300
    ----------------------------------------------------------------
0   0031697477     MORTGAGORS: CONIDARIS            MATT
                               CONIDARIS            TANI
    REGION CODE    ADDRESS   : 11771 BEAVER BAR COURT
        01         CITY      :    GOLD RIVER AREA
                   STATE/ZIP : CA  95670
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,572.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,933.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031697485     MORTGAGORS: LEVINE               JERROLD

    REGION CODE    ADDRESS   : 1909 OAK CREST DRIVE
        01         CITY      :    OAKLAND
                   STATE/ZIP : CA  94602
    MORTGAGE AMOUNT :   325,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    324,503.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,244.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 68.42100
    ----------------------------------------------------------------
0   0031697717     MORTGAGORS: COHEN                MARJORIE

    REGION CODE    ADDRESS   : 17 CANOE RIVER ROAD
        01         CITY      :    SHARON
                   STATE/ZIP : MA  02067
    MORTGAGE AMOUNT :   262,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,279.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,724.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031697766     MORTGAGORS: CONKLIN              JERRY
                               CONKLIN              CAROL
    REGION CODE    ADDRESS   : 1341 MILL CREEK COURT
        01         CITY      :    THOUSAND OAKS
                   STATE/ZIP : CA  91360
    MORTGAGE AMOUNT :   258,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,294.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,721.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.93800
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,376,300.00
                               P & I AMT:      9,351.52
                               UPB AMT:   1,374,460.11

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           80
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031697790     MORTGAGORS: CHOPP                MARC
                               CHOPP                HANNAH
    REGION CODE    ADDRESS   : 411 NORTH MARTEL AVENUE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90036
    MORTGAGE AMOUNT :   259,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,604.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,788.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 57.55500
    ----------------------------------------------------------------
0   0031697980     MORTGAGORS: SHERMAN              DANIEL
                               SHERMAN              LORNA
    REGION CODE    ADDRESS   : 1961 W. 233RD STREET
        01         CITY      :    TORRANCE
                   STATE/ZIP : CA  90501
    MORTGAGE AMOUNT :   298,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    297,909.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,985.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031698046     MORTGAGORS: SCHWARTZ             ANDREW

    REGION CODE    ADDRESS   : 1784 OLD BRIAR ROAD
        01         CITY      :    HIGHLAND PARK
                   STATE/ZIP : IL  60035
    MORTGAGE AMOUNT :   298,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    297,773.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,058.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.89276
    ----------------------------------------------------------------
0   0031698392     MORTGAGORS: MARTINSEN            ROBERT
                               MARTINSEN            ELIZABETH
    REGION CODE    ADDRESS   : 35 PLEASANT VALLEY ROAD
        01         CITY      :    AMESBURY
                   STATE/ZIP : MA  01913
    MORTGAGE AMOUNT :   257,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    257,416.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,802.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 74.94100
    ----------------------------------------------------------------
0   0031698517     MORTGAGORS: MISTRETTA            VITO
                               MISTRETTA            CAROL
    REGION CODE    ADDRESS   : 8410 ARROWHEAD FARM DR.
        01         CITY      :    BURR RIDGE
                   STATE/ZIP : IL  60521
    MORTGAGE AMOUNT : 1,000,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    999,276.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     7,077.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   015
    LTV :                 62.50000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,113,200.00
                               P & I AMT:     14,712.84
                               UPB AMT:   2,110,979.64

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           81
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031699416     MORTGAGORS: FEIN                 TISHA

    REGION CODE    ADDRESS   : 11825 HESBY STREET
        01         CITY      :    VALLEY VILLAGE
                   STATE/ZIP : CA  91607
    MORTGAGE AMOUNT :   278,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    277,653.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,873.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0031699457     MORTGAGORS: BECKMANN             MICHAEL
                               BECKMANN             TIA
    REGION CODE    ADDRESS   : 801 NAVARRA DRIVE
        01         CITY      :    SCOTTS VALLEY
                   STATE/ZIP : CA  95066
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,574.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,855.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031699499     MORTGAGORS: CUEJILO              DANILO
                               CUEJILO              ELIZABETH
    REGION CODE    ADDRESS   : 21963 BIRDS EYE DRIVE
        01         CITY      :    DIAMOND BAR
                   STATE/ZIP : CA  91765
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,793.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,807.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 76.81100
    ----------------------------------------------------------------
0   0031699507     MORTGAGORS: HAGEN                DANIEL
                               MARTIN               ALISON
    REGION CODE    ADDRESS   : 4119 RHODES AVENUE
        01         CITY      :    STUDIO CITY AREA
                   STATE/ZIP : CA  91604
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,754.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,918.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.95600
    ----------------------------------------------------------------
0   0031699846     MORTGAGORS: GIBSON               IAN
                               GIBSON               LISA
    REGION CODE    ADDRESS   : 29 COLONIAL ROAD
        01         CITY      :    MEDFIELD
                   STATE/ZIP : MA  02052
    MORTGAGE AMOUNT :   308,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    308,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,997.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 72.47000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,415,100.00
                               P & I AMT:      9,452.84
                               UPB AMT:   1,413,776.17

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           82
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031699903     MORTGAGORS: GOLDSTEIN            RICHARD
                               GOLDSTEIN            KIMBERLY
    REGION CODE    ADDRESS   : 119 FAYERWEATHER STREET
        01         CITY      :    CAMBRIDGE
                   STATE/ZIP : MA  02138
    MORTGAGE AMOUNT :   438,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    438,457.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,993.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.78100
    ----------------------------------------------------------------
0   0031699986     MORTGAGORS: WU                   TIMOTHY
                               NG                   BETTY
    REGION CODE    ADDRESS   : 5 FRANCIS STREET
        01         CITY      :    DOVER
                   STATE/ZIP : MA  02030
    MORTGAGE AMOUNT :   486,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    485,591.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,192.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 51.81200
    ----------------------------------------------------------------
0   0031700008     MORTGAGORS: PARKER               STUART
                               PARKER               TRACEY
    REGION CODE    ADDRESS   : 190 SALEM STREET
        01         CITY      :    SWAMPSCOTT
                   STATE/ZIP : MA  01907
    MORTGAGE AMOUNT :   283,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,958.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031700164     MORTGAGORS: CALNAN               JOHN
                               CALNAN               JANINE
    REGION CODE    ADDRESS   : 110 FARRAR FARM ROAD
        01         CITY      :    NORWELL
                   STATE/ZIP : MA  02061
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,762.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,237.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 78.04800
    ----------------------------------------------------------------
0   0031700818     MORTGAGORS: SULLIVAN             ROBERT
                               SULLIVAN             ROBIN
    REGION CODE    ADDRESS   : 100 FOX HILL DRIVE
        01         CITY      :    WRIGHTSTOWN
                   STATE/ZIP : PA  18940
    MORTGAGE AMOUNT :   382,180.00  OPTION TO CONVERT :
    UNPAID BALANCE :    381,581.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,607.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,910,480.00
                               P & I AMT:     12,988.76
                               UPB AMT:   1,908,893.84

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           83
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031700834     MORTGAGORS: NASO                 RONALD
                               BARRY                JEANNE
    REGION CODE    ADDRESS   : 11 HIGHLINE TRAIL
        01         CITY      :    STAMFORD
                   STATE/ZIP : CT  06902
    MORTGAGE AMOUNT :   420,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    419,672.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,865.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 71.97900
    ----------------------------------------------------------------
0   0031700842     MORTGAGORS: MEUCCI               DONNA
                               NEJAD                PIROUZ
    REGION CODE    ADDRESS   : 1820 HOLLAND BROOK ROAD
        01         CITY      :    NESHANIC STATION
                   STATE/ZIP : NJ  08853
    MORTGAGE AMOUNT :   325,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    324,465.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,162.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 89.04100
    ----------------------------------------------------------------
0   0031700867     MORTGAGORS: KEAFFABER            JEFFREY

    REGION CODE    ADDRESS   : 901 SUMMIT DRIVE
        01         CITY      :    LAGUNA BEACH
                   STATE/ZIP : CA  92651
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    649,056.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,600.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 66.66600
    ----------------------------------------------------------------
0   0031700933     MORTGAGORS: SUGGS                JAMES
                               SUGGS                PATRICIA
    REGION CODE    ADDRESS   : 11209 TACK HOUSE COURT
        01         CITY      :    POTOMAC
                   STATE/ZIP : MD  20854
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    499,585.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,368.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 76.92300
    ----------------------------------------------------------------
0   0031700982     MORTGAGORS: ROSHON               ARTHUR
                               ROSHON               CECILE
    REGION CODE    ADDRESS   : 20379 LEUTAR  COURT
        01         CITY      :    SARATOGA
                   STATE/ZIP : CA  95070
    MORTGAGE AMOUNT :   575,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    574,583.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,069.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 65.94000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,470,000.00
                               P & I AMT:     17,066.43
                               UPB AMT:   2,467,363.03

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           84
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031701048     MORTGAGORS: ROUSSIN              JOSEPH
                               ROUSSIN              PENNY
    REGION CODE    ADDRESS   : 190 SOUTH SUMMERTREE ROAD
        01         CITY      :    ANAHEIM
                   STATE/ZIP : CA  92807
    MORTGAGE AMOUNT :   249,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,048.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,681.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031701188     MORTGAGORS: BROWN                WALTER
                               BROWN                SHARI
    REGION CODE    ADDRESS   : 11202 JAMES RIVER COURT
        01         CITY      :    OAKTON
                   STATE/ZIP : VA  22124
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,782.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,832.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031701196     MORTGAGORS: WEIHROUCH            STEVEN

    REGION CODE    ADDRESS   : 7450 DUNQUIN COURT
        01         CITY      :    CLIFTON
                   STATE/ZIP : VA  20124
    MORTGAGE AMOUNT :   464,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    463,638.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,165.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031701253     MORTGAGORS: NAZEMIAN             AKBAR
                               NAZEMIAN             MARY
    REGION CODE    ADDRESS   : 12055 COVINA COURT
        01         CITY      :    SARATOGA
                   STATE/ZIP : CA  95070
    MORTGAGE AMOUNT :   345,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    344,404.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,237.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 60.00000
    ----------------------------------------------------------------
0   0031701261     MORTGAGORS: DE CAMP              DONALD
                               DE CAMP              CAROL
    REGION CODE    ADDRESS   : 9 SOUTH BARN ROAD
        01         CITY      :    HOPKINTON
                   STATE/ZIP : MA  01740
    MORTGAGE AMOUNT :   440,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    439,361.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,114.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 76.52100
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,770,600.00
                               P & I AMT:     12,031.37
                               UPB AMT:   1,768,234.01

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           85
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031701378     MORTGAGORS: HARMAN               JEFF

    REGION CODE    ADDRESS   : 77430 IROQUOIS DRIVE
        01         CITY      :    INDIAN WELLS
                   STATE/ZIP : CA  92210
    MORTGAGE AMOUNT :   484,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    482,888.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,342.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031701428     MORTGAGORS: SKOLNIK              ALAN
                               SKOLNIK              ROSE
    REGION CODE    ADDRESS   : 12 BAIRD DRIVE
        01         CITY      :    HILLSBOROUGH TOWNSHIP
                   STATE/ZIP : NJ  08502
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,830.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 76.81100
    ----------------------------------------------------------------
0   0031701568     MORTGAGORS: SPARER               CYNTHIA
                               SPARER               STEPHEN
    REGION CODE    ADDRESS   : 12 VIOLET DR
        01         CITY      :    WAYSIDE
                   STATE/ZIP : NJ  07712
    MORTGAGE AMOUNT :   310,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    310,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,290.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   10/01/23
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 77.50000
    ----------------------------------------------------------------
0   0031701667     MORTGAGORS: BERNSTEIN            LORI

    REGION CODE    ADDRESS   : 3140 ELLINGTON DRIVE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90068
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,760.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,021.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031701964     MORTGAGORS: D'AMICO              ALPHONSE
                               D'AMICO              NORMA
    REGION CODE    ADDRESS   : 5 MILANO DRIVE
        01         CITY      :    SAUGUS
                   STATE/ZIP : MA  01906
    MORTGAGE AMOUNT :   257,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,804.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,775.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 78.35300
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,616,000.00
                               P & I AMT:     11,260.24
                               UPB AMT:   1,614,452.86

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           86
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031702079     MORTGAGORS: TROTTER              JOHN
                               KRISCH               KATHLEEN
    REGION CODE    ADDRESS   : 170 DOGWOOD LANE
        01         CITY      :    BERKELEY HEIGHTS
                   STATE/ZIP : NJ  07922
    MORTGAGE AMOUNT :   310,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    309,764.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,141.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031702152     MORTGAGORS: GALBAN               CAROL
                               GALBAN               LEANDRO
    REGION CODE    ADDRESS   : 635 REDDING ROAD
        01         CITY      :    REDDING
                   STATE/ZIP : CT  06896
    MORTGAGE AMOUNT :   323,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    322,728.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,121.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 76.90400
    ----------------------------------------------------------------
0   0031702509     MORTGAGORS: HOLGADO              MARCO
                               HOLGADO              JOCELYN
    REGION CODE    ADDRESS   : 67 BAILLY  DRIVE
        01         CITY      :    BURLINGTON
                   STATE/ZIP : NJ  08016
    MORTGAGE AMOUNT :   257,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,939.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,710.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 94.80953
    ----------------------------------------------------------------
0   0031702731     MORTGAGORS: ADEE                 PETER
                               PADDOCK              KATHRYN
    REGION CODE    ADDRESS   : 5386 JED SMITH ROAD
        01         CITY      :    HIDDEN HILLS
                   STATE/ZIP : CA  91302
    MORTGAGE AMOUNT : 1,100,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :  1,098,402.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     7,785.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   015
    LTV :                 73.33300
    ----------------------------------------------------------------
0   0031702764     MORTGAGORS: AYCOX                NAT
                               RENEAU               DAWN
    REGION CODE    ADDRESS   : 175 PAUAHILANI PLACE
        01         CITY      :    KAILUA
                   STATE/ZIP : HI  96734
    MORTGAGE AMOUNT :   369,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    368,408.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,486.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,359,150.00
                               P & I AMT:     16,245.56
                               UPB AMT:   2,356,242.70

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           87
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031703036     MORTGAGORS: BERETZ               PAUL
                               BERETZ               JANE
    REGION CODE    ADDRESS   : 21 SARA LANE
        01         CITY      :    ALAMO
                   STATE/ZIP : CA  94507
    MORTGAGE AMOUNT :   348,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    347,728.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,373.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 69.60000
    ----------------------------------------------------------------
0   0031703689     MORTGAGORS: LEE                  TONG
                               LEE                  JAE
    REGION CODE    ADDRESS   : 6112 HOLLY RIDGE COURT
        01         CITY      :    COLUMBIA
                   STATE/ZIP : MD  21044
    MORTGAGE AMOUNT :   263,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,084.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,751.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.99635
    ----------------------------------------------------------------
0   0031703713     MORTGAGORS: NICHOLSON            WILLIAM
                               NICHOLSON            BONNIE
    REGION CODE    ADDRESS   : 7408 CLIFTON QUARRY DRIVE
        01         CITY      :    CLIFTON
                   STATE/ZIP : VA  20124
    MORTGAGE AMOUNT :   350,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    350,205.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,302.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.99300
    ----------------------------------------------------------------
0   0031704240     MORTGAGORS: LEWIS                MICHAEL
                               LEWIS                ARNA
    REGION CODE    ADDRESS   : 330 CLAPP ROAD
        01         CITY      :    SCITUATE
                   STATE/ZIP : MA  02066
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,795.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 74.71200
    ----------------------------------------------------------------
0   0031704265     MORTGAGORS: SHEPHERD             N.
                               SHEPHERD             HEIDI
    REGION CODE    ADDRESS   : 42 CREHORE DRIVE
        01         CITY      :    NEWTON
                   STATE/ZIP : MA  02462
    MORTGAGE AMOUNT :   255,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,761.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,476,800.00
                               P & I AMT:      9,985.25
                               UPB AMT:   1,476,018.23

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           88
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031704372     MORTGAGORS: LUNDIN               MARK
                               LUNDIN               NANCY
    REGION CODE    ADDRESS   : 16124 41ST AVENUE NORTHEAST
        01         CITY      :    SEATTLE
                   STATE/ZIP : WA  98155
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,661.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,896.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 71.25890
    ----------------------------------------------------------------
0   0031704422     MORTGAGORS: VAN DOREN            CRAIG
                               VAN DOREN            SANDRA
    REGION CODE    ADDRESS   : 26 CLUB VISTA
        01         CITY      :    DOVE CANYON
                   STATE/ZIP : CA  92679
    MORTGAGE AMOUNT :   289,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    288,768.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,947.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 65.83100
    ----------------------------------------------------------------
0   0031704760     MORTGAGORS: KRATZBERG            KEITH
                               KRATZBERG            YVETTE
    REGION CODE    ADDRESS   : 48 WHISPERING PINE
        01         CITY      :    IRVINE
                   STATE/ZIP : CA  92620
    MORTGAGE AMOUNT :   306,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    306,307.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,066.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 69.72700
    ----------------------------------------------------------------
0   0031704778     MORTGAGORS: BING-ZAREMBA         ADRIAN
                               BING-ZAREMBA         DEBBIE
    REGION CODE    ADDRESS   : 2018 LODGES LANE
        01         CITY      :    ORELAND
                   STATE/ZIP : PA  19075
    MORTGAGE AMOUNT :   251,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,789.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,648.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 89.96400
    ----------------------------------------------------------------
0   0031704885     MORTGAGORS: NISHIMORI            JINOBU
                               NISHIMORI            HATSUMI
    REGION CODE    ADDRESS   : 1954 LA RAMADA DRIVE
        01         CITY      :    CAMARILLO
                   STATE/ZIP : CA  93012
    MORTGAGE AMOUNT :   385,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    384,699.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,626.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.49000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,516,800.00
                               P & I AMT:     10,185.40
                               UPB AMT:   1,515,227.43

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           89
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031704950     MORTGAGORS: MERTZ                JAMES
                               MERTZ                SUSAN
    REGION CODE    ADDRESS   : 4630 DORINDA ROAD
        01         CITY      :    YORBA LINDA
                   STATE/ZIP : CA  92887
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,796.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,649.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 78.73000
    ----------------------------------------------------------------
0   0031704968     MORTGAGORS: BLOOD                ROBERT
                               BLOOD                ELLEN
    REGION CODE    ADDRESS   : 48 PINECLIFF DRIVE
        01         CITY      :    MARBLEHEAD
                   STATE/ZIP : MA  01945
    MORTGAGE AMOUNT :   475,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    474,155.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,862.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/18
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 67.85700
    ----------------------------------------------------------------
0   0031705064     MORTGAGORS: MONTALTO             MARK
                               MONTALTO             CHRISTINA
    REGION CODE    ADDRESS   : 980 UNION STREET
        01         CITY      :    MARSHFIELD
                   STATE/ZIP : MA  02050
    MORTGAGE AMOUNT :   282,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    282,300.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,023.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 64.20400
    ----------------------------------------------------------------
0   0031705098     MORTGAGORS: ROVER                EDWARD
                               ROVER                MAUREEN
    REGION CODE    ADDRESS   : 13 AVOCET ROAD
        01         CITY      :    TRURO
                   STATE/ZIP : MA  02668
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,777.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,016.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031705114     MORTGAGORS: KOEHN                WILLIAM
                               KOEHN                CATHERINE
    REGION CODE    ADDRESS   : 25826 CLEAR SPRINGS COURT
        01         CITY      :    CASTRO VALLEY
                   STATE/ZIP : CA  94552
    MORTGAGE AMOUNT :   268,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,335.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,809.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 76.29400
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,566,050.00
                               P & I AMT:     11,362.83
                               UPB AMT:   1,564,365.65

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           90
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031705163     MORTGAGORS: MEJAIL               CHRISTINE
                               PALMER               JENNIFER
    REGION CODE    ADDRESS   : 274 BEVERLY ROAD
        01         CITY      :    BROOKLINE
                   STATE/ZIP : MA  02167
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,772.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,920.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 70.63100
    ----------------------------------------------------------------
0   0031705213     MORTGAGORS: MORETTI              JOHN
                               MORETTI              JANE
    REGION CODE    ADDRESS   : 326 HANCOCK STREET
        01         CITY      :    WRENTHAM
                   STATE/ZIP : MA  02093
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,852.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 78.12500
    ----------------------------------------------------------------
0   0031705403     MORTGAGORS: TRAYNOR              PETER
                               TRAYNOR              JUDITH
    REGION CODE    ADDRESS   : 112 SUMMER STREET
        01         CITY      :    MANCHESTER
                   STATE/ZIP : MA  01944
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,806.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 67.90100
    ----------------------------------------------------------------
0   0031705528     MORTGAGORS: BRIGGS               ALFRED

    REGION CODE    ADDRESS   : 715 ORCHARD POINT
        01         CITY      :    ATLANTA
                   STATE/ZIP : GA  30350
    MORTGAGE AMOUNT :   553,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    553,318.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,777.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.99600
    ----------------------------------------------------------------
0   0031705643     MORTGAGORS: DUNPHY               ROBERT
                               DUNPHY               SHARON
    REGION CODE    ADDRESS   : 55 ARMAND ROAD
        01         CITY      :    RIDGEFIELD
                   STATE/ZIP : CT  06877
    MORTGAGE AMOUNT :   425,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    424,642.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,791.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 57.43200
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,813,750.00
                               P & I AMT:     12,148.90
                               UPB AMT:   1,812,733.05

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           91
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031705700     MORTGAGORS: HOLBROOK             JERRY
                               HOLBROOK             LINDA
    REGION CODE    ADDRESS   : 4400 CHIMNEYS WEST DRIVE
        01         CITY      :    HAYMARKET
                   STATE/ZIP : VA  20169
    MORTGAGE AMOUNT :   460,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    459,658.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,216.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031705718     MORTGAGORS: LALONDE              GUY
                               LEDUC                LOUISE
    REGION CODE    ADDRESS   : 21 REICHERT CIRCLE
        01         CITY      :    WESTPORT
                   STATE/ZIP : CT  06880
    MORTGAGE AMOUNT :   289,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    288,780.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,996.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 78.21300
    ----------------------------------------------------------------
0   0031705775     MORTGAGORS: NADLER               CYNTHIA

    REGION CODE    ADDRESS   : 9632 MAYWOOD DRIVE
        01         CITY      :    WINDERMERE
                   STATE/ZIP : FL  34786
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    359,422.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,425.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031705817     MORTGAGORS: HOPKINS              WILLIAM
                               HOPKINS              JANE
    REGION CODE    ADDRESS   : 1915 KENBAR COURT
        01         CITY      :    MCLEAN
                   STATE/ZIP : VA  22101
    MORTGAGE AMOUNT :   342,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    342,504.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,223.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031705825     MORTGAGORS: RUSSELL              JAMES

    REGION CODE    ADDRESS   : 4204 GREENWAY
        01         CITY      :    BALTIMORE
                   STATE/ZIP : MD  21218
    MORTGAGE AMOUNT :   275,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,969.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,878.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 56.78300
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,727,200.00
                               P & I AMT:     11,739.94
                               UPB AMT:   1,725,335.11

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           92
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031705940     MORTGAGORS: DE FRANCO            DAVID

    REGION CODE    ADDRESS   : 3237 RAVENSWOOD WAY
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95148
    MORTGAGE AMOUNT :   351,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    350,939.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,455.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031705973     MORTGAGORS: FAIRFIELD            JOHN
                               FAIRFIELD            DONNA
    REGION CODE    ADDRESS   : 12216 LAKE JAMES DRIVE
        01         CITY      :    HERNDON
                   STATE/ZIP : VA  20171
    MORTGAGE AMOUNT :   281,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    281,380.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,921.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031706435     MORTGAGORS: JANSEN               PAUL
                               MAHAFFEY             MELISSA
    REGION CODE    ADDRESS   : 8933 CROSS CHASE CIRCLE
        01         CITY      :    LORTON
                   STATE/ZIP : VA  22079
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,494.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,970.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 94.93600
    ----------------------------------------------------------------
0   0031706468     MORTGAGORS: MOSKIN               JONATHAN
                               ZEITZ                LISA
    REGION CODE    ADDRESS   : 37 SOUTH DUTCHER STREET
        01         CITY      :    IRVINGTON
                   STATE/ZIP : NY  10533
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    499,609.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,410.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 73.15200
    ----------------------------------------------------------------
0   0031706476     MORTGAGORS: GUTEKUNST            GARY
                               GUTEKUNST            KATHLEEN
    REGION CODE    ADDRESS   : 25 WILDWOOD ROAD
        01         CITY      :    KATONAH
                   STATE/ZIP : NY  10536
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,630.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,734.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,680,800.00
                               P & I AMT:     11,492.37
                               UPB AMT:   1,679,054.87

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           93
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031706492     MORTGAGORS: SAFFERSTEIN          DON
                               SAFFERSTEIN          VICTORIA
    REGION CODE    ADDRESS   : 533 KING STREET
        01         CITY      :    CHAPPAQUA
                   STATE/ZIP : NY  10554
    MORTGAGE AMOUNT :   364,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    364,222.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,517.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0031706773     MORTGAGORS: SANDER               JEROME
                               SANDER               GLORIA
    REGION CODE    ADDRESS   : 909 MATILIJA ROAD
        01         CITY      :    GLENDALE
                   STATE/ZIP : CA  91202
    MORTGAGE AMOUNT :   287,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    286,528.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,909.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.94400
    ----------------------------------------------------------------
0   0031706864     MORTGAGORS: LINNERTZ             ANN
                               ARTHUR               GEORGE
    REGION CODE    ADDRESS   : 2017 N JEFFERSON STREET
        01         CITY      :    ARLINGTON
                   STATE/ZIP : VA  22205
    MORTGAGE AMOUNT :   276,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,523.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,790.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031706914     MORTGAGORS: BUCKNER              HELEN

    REGION CODE    ADDRESS   : 95 S LUMINA AVENUE #13
        01         CITY      :    WRIGHTSVILLE BEACH
                   STATE/ZIP : NC  28480
    MORTGAGE AMOUNT :   375,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    374,427.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,590.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031706997     MORTGAGORS: WINGERSON            DANE
                               WINGERSON            BARBARA
    REGION CODE    ADDRESS   : 8917 SOUTHEAST 74TH PLACE
        01         CITY      :    MERCER ISLAND
                   STATE/ZIP : WA  98040
    MORTGAGE AMOUNT :   410,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    409,672.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,762.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 61.01100
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,712,500.00
                               P & I AMT:     11,569.35
                               UPB AMT:   1,710,373.84

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           94
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031707169     MORTGAGORS: BUFF                 STEPHEN
                               BUFF                 ALLISON
    REGION CODE    ADDRESS   : 15 BIRCH ROAD
        01         CITY      :    MEDFIELD
                   STATE/ZIP : MA  02052
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    300,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,072.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 55.55555
    ----------------------------------------------------------------
0   0031707177     MORTGAGORS: LOUTTIT              ROBERT
                               LOUTTIT              LISA
    REGION CODE    ADDRESS   : 12 PENOBSCOT STREET
        01         CITY      :    MEDFIELD
                   STATE/ZIP : MA  02052
    MORTGAGE AMOUNT :   255,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,761.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 58.62000
    ----------------------------------------------------------------
0   0031707185     MORTGAGORS: COX                  BRIAN
                               COX                  DEBORAH
    REGION CODE    ADDRESS   : 22 ROUBOUND ROAD
        01         CITY      :    NORWELL
                   STATE/ZIP : MA  02061
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,797.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,773.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 59.77000
    ----------------------------------------------------------------
0   0031707201     MORTGAGORS: SZABO                STEPHEN
                               SZABO                JOAN
    REGION CODE    ADDRESS   : 805 SHERLIN LANE
        01         CITY      :    GREAT FALLS
                   STATE/ZIP : VA  22066
    MORTGAGE AMOUNT :   496,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    496,022.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,389.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031707284     MORTGAGORS: HOWELL               PERRIN
                               HOWELL               SARAH
    REGION CODE    ADDRESS   : 85 EL CAMINITO
        01         CITY      :    WALNUT CREEK
                   STATE/ZIP : CA  94598
    MORTGAGE AMOUNT :   270,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,396.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,893.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,582,600.00
                               P & I AMT:     10,889.46
                               UPB AMT:   1,581,216.49

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           95
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031707292     MORTGAGORS: SCHRIVER             JEFFREY
                               SCHRIVER             JANE
    REGION CODE    ADDRESS   : 14728 BRAEMAR CRESCENT WAY
        01         CITY      :    DARNESTOWN
                   STATE/ZIP : MD  20878
    MORTGAGE AMOUNT :   260,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,560.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,709.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031707599     MORTGAGORS: BERNHARDT            MARK
                               BERNHARDT            ROBIN
    REGION CODE    ADDRESS   : 1651 HENRIETTA STREET
        01         CITY      :    REDLANDS
                   STATE/ZIP : CA  92373
    MORTGAGE AMOUNT :   357,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    357,007.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,377.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0031707862     MORTGAGORS: CAHILL               WILLIAM
                               CAHILL               THERESA
    REGION CODE    ADDRESS   : 35 FALCON RIDGE
        01         CITY      :    ROCK HILL
                   STATE/ZIP : CT  06067
    MORTGAGE AMOUNT :   285,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    285,532.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,973.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0031708035     MORTGAGORS: MARGOLIS             BERNARD
                               BATEY                AMANDA
    REGION CODE    ADDRESS   : 99 GRAYFIELD AVENUE
        01         CITY      :    WEST ROXBURY
                   STATE/ZIP : MA  02132
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,687.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,728.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 70.17500
    ----------------------------------------------------------------
0   0031708266     MORTGAGORS: MARKWARDT            THOMAS
                               MARKWARDT            CHRISTINE
    REGION CODE    ADDRESS   : 70 POINTE CIRCLE
        01         CITY      :    SANTA ROSA BEACH
                   STATE/ZIP : FL  32459
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,611.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,691.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,551,300.00
                               P & I AMT:     10,480.89
                               UPB AMT:   1,549,399.79

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           96
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031708308     MORTGAGORS: WOLFE                WILLIAM
                               WOLFE                JANET
    REGION CODE    ADDRESS   : 15 MOUNTAIN VIEW ROAD
        01         CITY      :    CHITTENDEN
                   STATE/ZIP : VT  05737
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,799.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,887.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 69.76700
    ----------------------------------------------------------------
0   0031708571     MORTGAGORS: HERRY                DAVID
                               HERRY                REBECCA
    REGION CODE    ADDRESS   : 126 VICTORIA LANE,
        01         CITY      :    APTOS,
                   STATE/ZIP : CA  95003
    MORTGAGE AMOUNT :   385,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    384,397.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,626.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 63.11475
    ----------------------------------------------------------------
0   0031708829     MORTGAGORS: THOMPSON             DAVID
                               THOMPSON             MAUREEN
    REGION CODE    ADDRESS   : 515 SILVER FOX ROAD
        01         CITY      :    KENNETT SQUARE
                   STATE/ZIP : PA  19348
    MORTGAGE AMOUNT :   285,090.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,867.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,944.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.99900
    ----------------------------------------------------------------
0   0031709033     MORTGAGORS: FELDMAN              STEVEN
                               FELDMAN              ROBERTA
    REGION CODE    ADDRESS   : 220 EAST 65TH STREET #PH-M/N
        01         CITY      :    NEW YORK
                   STATE/ZIP : NY  10021
    MORTGAGE AMOUNT :   630,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    629,061.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,405.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 60.00000
    ----------------------------------------------------------------
0   0031709231     MORTGAGORS: LOUIE                MICHAEL
                               LOUIE                JOYCE
    REGION CODE    ADDRESS   : 143 TOPAZ WAY
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94131
    MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    314,754.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,148.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 68.47800
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,885,090.00
                               P & I AMT:     13,012.99
                               UPB AMT:   1,882,880.98

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           97
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031709736     MORTGAGORS: LAROCCA              JAMES
                               LAROCCA              RUTH
    REGION CODE    ADDRESS   : 3800 LAKEDALE DRIVE
        01         CITY      :    PLANO
                   STATE/ZIP : TX  75025
    MORTGAGE AMOUNT :   252,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    252,602.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,724.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031709785     MORTGAGORS: LEAMY                JAMES
                               LEAMY                MARY
    REGION CODE    ADDRESS   : 266 PARKWOOD ROAD
        01         CITY      :    FAIRFIELD
                   STATE/ZIP : CT  06430
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,788.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,992.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 64.77200
    ----------------------------------------------------------------
0   0031709819     MORTGAGORS: HILLHOUSE            JAMES
                               HILLHOUSE            JEANETTE
    REGION CODE    ADDRESS   : 16366 E CRESTLINE PLACE
        01         CITY      :    AURORA
                   STATE/ZIP : CO  80015
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,792.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,751.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 62.96900
    ----------------------------------------------------------------
0   0031709892     MORTGAGORS: MACGREGOR            ALEC
                               ZAHORIK              BONITA
    REGION CODE    ADDRESS   : 39 STAGECOACH ROAD
        01         CITY      :    NORTH ANDOVER
                   STATE/ZIP : MA  01845
    MORTGAGE AMOUNT :   399,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,564.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,627.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.98000
    ----------------------------------------------------------------
0   0031710031     MORTGAGORS: PLUMLEY              KURT
                               PLUMLEY              LINDA
    REGION CODE    ADDRESS   : 54 WILDWOOD DRIVE
        01         CITY      :    BEDFORD
                   STATE/ZIP : MA  01730
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,795.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,922.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 73.33330
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,472,700.00
                               P & I AMT:     10,018.87
                               UPB AMT:   1,471,543.30

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           98
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031710213     MORTGAGORS: KUESTER              THOMAS
                               KUESTER              SHARON
    REGION CODE    ADDRESS   : 7419 REBECCA DR
        01         CITY      :    ALEXANDRIA
                   STATE/ZIP : VA  22307
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,760.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,021.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 66.66666
    ----------------------------------------------------------------
0   0031710312     MORTGAGORS: JONES                TIMOTHY
                               JONES                KRISTI
    REGION CODE    ADDRESS   : 14209-228TH AVENUE SOUTHEAST
        01         CITY      :    ISSAQUAH
                   STATE/ZIP : WA  98027
    MORTGAGE AMOUNT :   319,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,381.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,099.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 57.08035
    ----------------------------------------------------------------
0   0031710353     MORTGAGORS: ASCHER               DAVID
                               ASCHER               BEVERLY
    REGION CODE    ADDRESS   : 105 WICKSFORD GLEN
        01         CITY      :    DUNWOODY
                   STATE/ZIP : GA  30350
    MORTGAGE AMOUNT :   254,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,796.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,711.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 70.55500
    ----------------------------------------------------------------
0   0031710379     MORTGAGORS: LAKE                 PETER
                               LAKE                 ULRIKE
    REGION CODE    ADDRESS   : 6222 S HIGHLANDS AVE,
        01         CITY      :    MADISON
                   STATE/ZIP : WI  53705
    MORTGAGE AMOUNT :   370,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    369,711.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,524.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 60.16200
    ----------------------------------------------------------------
0   0031710429     MORTGAGORS: FRANCO               ROBERT
                               FRANCO               SHARON
    REGION CODE    ADDRESS   : 12 HENRY AUSTIN DRIVE
        01         CITY      :    WILTON
                   STATE/ZIP : CT  06897
    MORTGAGE AMOUNT :   310,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    310,257.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,118.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,554,150.00
                               P & I AMT:     10,474.49
                               UPB AMT:   1,552,907.58

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:           99
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031710650     MORTGAGORS: KOUDRY               ALEXANDER
                               KOUDRY               CAROLYN
    REGION CODE    ADDRESS   : 12512 TWO FARM DRIVE
        01         CITY      :    SILVER SPRING
                   STATE/ZIP : MD  20904
    MORTGAGE AMOUNT :   290,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    290,156.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,907.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031710817     MORTGAGORS: LANGE                ERIC
                               LANGE                MAUREEN
    REGION CODE    ADDRESS   : 35 MAPLEWOOD AVENUE
        01         CITY      :    MAPLEWOOD
                   STATE/ZIP : NJ  07040
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,809.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,726.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 78.12500
    ----------------------------------------------------------------
0   0031710932     MORTGAGORS: SETO                 ERIC
                               SETO                 CYNTHIA
    REGION CODE    ADDRESS   : 4 CHIEF LANE
        01         CITY      :    CANTON
                   STATE/ZIP : MA  02021
    MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    311,762.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,154.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031711161     MORTGAGORS: BREUER               ELLIOTT
                               BREUER               PAULA
    REGION CODE    ADDRESS   : 7 BOARDMAN LANE
        01         CITY      :    TOPSFIELD
                   STATE/ZIP : MA  01983
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,802.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,795.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031711641     MORTGAGORS: VACCARO              JAMES
                               VACCARO              BETSY
    REGION CODE    ADDRESS   : 8 JAMES TERRACE
        01         CITY      :    MONTVILLE TOWNSHIP
                   STATE/ZIP : NJ  07082
    MORTGAGE AMOUNT :   325,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    325,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,217.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 65.13000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,437,400.00
                               P & I AMT:      9,802.17
                               UPB AMT:   1,436,530.54

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          100
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031711765     MORTGAGORS: BURKS                RICHARD
                               BURKS                JEANNETTE
    REGION CODE    ADDRESS   : 987 ROSAL COURT
        01         CITY      :    CHULA VISTA
                   STATE/ZIP : CA  91910
    MORTGAGE AMOUNT :   286,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    286,176.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,953.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 94.87700
    ----------------------------------------------------------------
0   0031711856     MORTGAGORS: KLEINHEIDER          PAUL
                               KLEINHEIDER          LAVERNE
    REGION CODE    ADDRESS   : 10 COLEMAN AVENUE EAST
        01         CITY      :    CHATHAM BORO
                   STATE/ZIP : NJ  07928
    MORTGAGE AMOUNT :   330,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    330,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,608.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/18
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 73.33300
    ----------------------------------------------------------------
0   0031711906     MORTGAGORS: MARSHALL             RONALD
                               MARSHALL             CATHERINE
    REGION CODE    ADDRESS   : 55 DELAWARE AVENUE
        01         CITY      :    LONG HILL
                   STATE/ZIP : NJ  07980
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    290,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,978.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 62.36500
    ----------------------------------------------------------------
0   0031712086     MORTGAGORS: WILKIE               WILLIAM
                               WILKIE               MARSHA
    REGION CODE    ADDRESS   : 1 OLDE TOWN COURT
        01         CITY      :    BERNARDSVILLE
                   STATE/ZIP : NJ  07924
    MORTGAGE AMOUNT :   365,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    365,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,489.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 69.53700
    ----------------------------------------------------------------
0   0031712177     MORTGAGORS: HEATH                DAVID
                               HEATH                JEANNINE
    REGION CODE    ADDRESS   : 13 HAPPY HOLLOW ROAD
        01         CITY      :    WAYLAND
                   STATE/ZIP : MA  01778
    MORTGAGE AMOUNT :   299,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,068.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 76.79400
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,570,900.00
                               P & I AMT:     11,098.86
                               UPB AMT:   1,570,676.57

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          101
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031712250     MORTGAGORS: ROBERTS              BRIAN
                               BUTLER               SUSAN
    REGION CODE    ADDRESS   : 42 DUCK POND DRIVE
        01         CITY      :    GROTON
                   STATE/ZIP : MA  01450
    MORTGAGE AMOUNT :   344,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    344,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,346.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031712383     MORTGAGORS: FELD                 RICHARD
                               FELD                 PAMELA
    REGION CODE    ADDRESS   : 537 CHERRY TREE LANE
        01         CITY      :    KINNELON
                   STATE/ZIP : NJ  07405
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,549.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,964.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 57.60000
    ----------------------------------------------------------------
0   0031712474     MORTGAGORS: DEBONIS              JAMES
                               DEBONIS              SUSAN
    REGION CODE    ADDRESS   : 292 CHATEAU REAL
        01         CITY      :    HEALDSBURG
                   STATE/ZIP : CA  95448
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,777.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,097.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 78.94700
    ----------------------------------------------------------------
0   0031712656     MORTGAGORS: SHWORAK              NICHOLAS
                               SHWORAK              URA
    REGION CODE    ADDRESS   : 9 WICKLOW DRIVE
        01         CITY      :    WESTWOOD
                   STATE/ZIP : MA  02090
    MORTGAGE AMOUNT :   243,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,414.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,682.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031712961     MORTGAGORS: SPROUSE              JOHN
                               SPROUSE              DIANE
    REGION CODE    ADDRESS   : 6903 ARIZONA AVENUE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90045
    MORTGAGE AMOUNT :   464,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    463,646.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,204.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,639,600.00
                               P & I AMT:     11,296.22
                               UPB AMT:   1,638,388.23

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          102
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031713803     MORTGAGORS: LADYZHENSKY          OSCAR
                               LADYZHENSKY          NINEL
    REGION CODE    ADDRESS   : 1865 WEST 4TH STREET
        01         CITY      :    BROOKLYN
                   STATE/ZIP : NY  11223
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,817.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,783.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0031713936     MORTGAGORS: SWARTZ               MICHAEL
                               SWARTZ               DENISE
    REGION CODE    ADDRESS   : 59 COUNTRY VIEW DRIVE
        01         CITY      :    FREEHOLD
                   STATE/ZIP : NJ  07728
    MORTGAGE AMOUNT :   325,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    324,746.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,217.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 66.65100
    ----------------------------------------------------------------
0   0031714124     MORTGAGORS: TOLIS                GEORGE

    REGION CODE    ADDRESS   : 7145 LEETON RIDGE ROAD
        01         CITY      :    WARRENTON
                   STATE/ZIP : VA  20186
    MORTGAGE AMOUNT :   273,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    272,781.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,839.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 66.58500
    ----------------------------------------------------------------
0   0031714215     MORTGAGORS: BRECKENRIDGE         RICHARD
                               BRECKENRIDGE         PAMELA
    REGION CODE    ADDRESS   : 15011 58TH LANE NORTHEAST
        01         CITY      :    BOTHELL
                   STATE/ZIP : WA  98011
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,784.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,819.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 27.27272
    ----------------------------------------------------------------
0   0031714348     MORTGAGORS: CASCIATO             CHRISTOPHER
                               CASCIATO             SANDRA
    REGION CODE    ADDRESS   : 915 HEATHERSTONE DRIVE
        01         CITY      :    BERWYN
                   STATE/ZIP : PA  19312
    MORTGAGE AMOUNT :   304,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    303,762.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,073.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,424,000.00
                               P & I AMT:      9,732.83
                               UPB AMT:   1,422,892.70

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          103
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031714397     MORTGAGORS: ARNDT                THOMAS
                               ARNDT                SUSAN
    REGION CODE    ADDRESS   : 9075 EAST HACKAMORE DRIVE
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85255
    MORTGAGE AMOUNT :   499,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    499,110.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,407.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 77.08300
    ----------------------------------------------------------------
0   0031715055     MORTGAGORS: FARR                 NEAL
                               FARR                 EILEEN
    REGION CODE    ADDRESS   : 11100 SW 64TH AVE
        01         CITY      :    PINECREST
                   STATE/ZIP : FL  33156
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,262.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,046.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 31.57800
    ----------------------------------------------------------------
0   0031715139     MORTGAGORS: NELLOR               DONALD
                               NELLOR               MARGARET
    REGION CODE    ADDRESS   : 2955 MAUI PLACE
        01         CITY      :    COSTA MESA
                   STATE/ZIP : CA  92626
    MORTGAGE AMOUNT :   319,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,161.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,234.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 77.95100
    ----------------------------------------------------------------
0   0031715279     MORTGAGORS: DONNELLY             THOMAS
                               DONNELLY             MARGARET
    REGION CODE    ADDRESS   : 2971 CAMBRIDGE DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95125
    MORTGAGE AMOUNT :   356,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    355,456.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,458.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031715352     MORTGAGORS: DAWKINS              SCOTT
                               DAWKINS              DEBORAH
    REGION CODE    ADDRESS   : 1709 WILLOW CREEK DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95124
    MORTGAGE AMOUNT :   420,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    419,390.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,972.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,895,100.00
                               P & I AMT:     13,120.23
                               UPB AMT:   1,892,381.51

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          104
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031715451     MORTGAGORS: HINDERLIE            MARK

    REGION CODE    ADDRESS   : 25 SALEM STREET
        01         CITY      :    CHARLESTOWN
                   STATE/ZIP : MA  02129
    MORTGAGE AMOUNT :   374,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    373,369.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,456.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 88.00000
    ----------------------------------------------------------------
0   0031715469     MORTGAGORS: JAMES                DOUGLAS
                               JAMES                SARA
    REGION CODE    ADDRESS   : 3401 CROSSINGS WAY CIRCLE
        01         CITY      :    MIDLOTHIAN
                   STATE/ZIP : VA  23113
    MORTGAGE AMOUNT :   254,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,220.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,780.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0031715501     MORTGAGORS: HERNANDEZ            ANTHONY
                               HERNANDEZ            HELEN
    REGION CODE    ADDRESS   : 7452 CAPSTAN DRIVE
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92009
    MORTGAGE AMOUNT :   344,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    344,624.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,323.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.99257
    ----------------------------------------------------------------
0   0031715618     MORTGAGORS: JENKINS              CHRISTOPHER
                               NORD                 JULIA
    REGION CODE    ADDRESS   : 72 BOXBOROUGH ROAD
        01         CITY      :    STOW
                   STATE/ZIP : MA  01775
    MORTGAGE AMOUNT :   388,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    388,596.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,652.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.85600
    ----------------------------------------------------------------
0   0031716061     MORTGAGORS: SHADE                MICHAEL
                               SHADE                EVELYN
    REGION CODE    ADDRESS   : 3816 MEDFORD CIRCLE
        01         CITY      :    NORTHBROOK
                   STATE/ZIP : IL  60062
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,771.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,072.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 74.07400
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,662,400.00
                               P & I AMT:     11,285.79
                               UPB AMT:   1,660,583.23

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          105
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031716111     MORTGAGORS: KOCK                 JAMES
                               KOCH                 PAULA
    REGION CODE    ADDRESS   : 514 CONCORD STREET
        01         CITY      :    EL SEGUNDO
                   STATE/ZIP : CA  90245
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,771.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,072.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 60.97500
    ----------------------------------------------------------------
0   0031716251     MORTGAGORS: WEISLOGEL            JENNIFER

    REGION CODE    ADDRESS   : 1319 CHICAGO AVENUE UNIT #204
        01         CITY      :    EVANSTON
                   STATE/ZIP : IL  60201
    MORTGAGE AMOUNT :   257,310.00  OPTION TO CONVERT :
    UNPAID BALANCE :    257,310.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,755.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.99937
    ----------------------------------------------------------------
0   0031716335     MORTGAGORS: OFODU                VALENTINE
                               OFODU                PATIENCE
    REGION CODE    ADDRESS   : 6371 OWL WAY
        01         CITY      :    LIVERMORE
                   STATE/ZIP : CA  94550
    MORTGAGE AMOUNT :   279,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,543.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,981.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 79.99600
    ----------------------------------------------------------------
0   0031716509     MORTGAGORS: CARROLL              MARTIN
                               LAUFER               TERRI
    REGION CODE    ADDRESS   : 12 PENARTH ROAD
        01         CITY      :    BALA CYNWYD
                   STATE/ZIP : PA  19004
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    300,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,945.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031716525     MORTGAGORS: FUCHS                JACK
                               HARPER               PAMELA
    REGION CODE    ADDRESS   : 44 LOOP ROAD
        01         CITY      :    BEDFORD
                   STATE/ZIP : NY  10506
    MORTGAGE AMOUNT :   434,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    433,669.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,997.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,571,260.00
                               P & I AMT:     10,752.13
                               UPB AMT:   1,570,294.95

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          106
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031716616     MORTGAGORS: GLUCK                THOMAS
                               GLUCK                SANDRA
    REGION CODE    ADDRESS   : 33 COUNTRY CLUB CIRCLE
        01         CITY      :    MARLBOROUGH
                   STATE/ZIP : MA  01752
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,803.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,719.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 70.98500
    ----------------------------------------------------------------
0   0031716715     MORTGAGORS: JORDAN               THOMAS
                               KENNEDY              ANN MARIE
    REGION CODE    ADDRESS   : 7 STONEGATE ROAD
        01         CITY      :    UPPER SADDLE RIVER
                   STATE/ZIP : NJ  07458
    MORTGAGE AMOUNT :   469,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    468,769.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,006.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031716897     MORTGAGORS: WOZNEY               CONRAD
                               WOZNEY               KENDRA
    REGION CODE    ADDRESS   : 322 EAST AVENIDA CORDOBA
        01         CITY      :    SAN CLEMENTE
                   STATE/ZIP : CA  92672
    MORTGAGE AMOUNT :   293,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    293,382.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,052.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031717036     MORTGAGORS: YANG                 RONG-CHANG
                               FLORES               ANGELITA
    REGION CODE    ADDRESS   : 2211 GRAHAM AVENUE
        01         CITY      :    REDONDO BEACH
                   STATE/ZIP : CA  90278
    MORTGAGE AMOUNT :   324,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    324,234.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,158.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 76.35200
    ----------------------------------------------------------------
0   0031717283     MORTGAGORS: PALMISANO            JAMES
                               PALMISANO            DEBORAH
    REGION CODE    ADDRESS   : 615 WINDING RIVER ROAD
        01         CITY      :    BRICK
                   STATE/ZIP : NJ  08723
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,395.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,887.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 72.97200
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,609,700.00
                               P & I AMT:     10,825.66
                               UPB AMT:   1,607,583.71

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          107
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031717291     MORTGAGORS: SANTANIELLO          DANIEL
                               SANTANIELLO          DEBORAH
    REGION CODE    ADDRESS   : 10 BENJAMIN GRIGGS DRIVE
        01         CITY      :    FRANKLIN TOWNSHIP
                   STATE/ZIP : NJ  08823
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,511.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,210.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031717754     MORTGAGORS: MOFFETT              WOODSON
                               ELLER-MOFFETT        PHYLLIS
    REGION CODE    ADDRESS   : 102 POND BLUFF WAY
        01         CITY      :    CARY
                   STATE/ZIP : NC  27513
    MORTGAGE AMOUNT :   349,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    348,720.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,351.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.31800
    ----------------------------------------------------------------
0   0031717796     MORTGAGORS: DRINKER              JOHN
                               DRINKER              DIANE
    REGION CODE    ADDRESS   : 8735 MONTGOMERY AVENUE
        01         CITY      :    WYNDMOOR
                   STATE/ZIP : PA  19038
    MORTGAGE AMOUNT :   349,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,149.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,266.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 64.11900
    ----------------------------------------------------------------
0   0031717879     MORTGAGORS: BARON                FRANK
                               MARIE                JOANNE
    REGION CODE    ADDRESS   : 1115 ADLER
        01         CITY      :    CAROL STREAM
                   STATE/ZIP : IL  60188
    MORTGAGE AMOUNT :   265,060.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,853.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,808.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 86.05800
    ----------------------------------------------------------------
0   0031717895     MORTGAGORS: KLARE                GARMAN
                               KLARE                LISA
    REGION CODE    ADDRESS   : 585 SOMERSET LANE
        01         CITY      :    NORTHFIELD
                   STATE/ZIP : IL  60093
    MORTGAGE AMOUNT :   531,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    531,085.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,625.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 69.93400
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,815,010.00
                               P & I AMT:     12,261.93
                               UPB AMT:   1,813,320.14

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          108
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031718307     MORTGAGORS: MILLER               WILLIAM
                               MILLER               LINDA
    REGION CODE    ADDRESS   : 135 HICKORY LANE
        01         CITY      :    MORELAND HILLS
                   STATE/ZIP : OH  44022
    MORTGAGE AMOUNT :   301,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    300,765.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,053.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 76.20200
    ----------------------------------------------------------------
0   0031718463     MORTGAGORS: FLEISCHMAN           RONALD
                               FLEISCHMAN           ROBIN
    REGION CODE    ADDRESS   : 49 WHITECLIFF LANE
        01         CITY      :    NESCONSET T/O SMITHTOWN
                   STATE/ZIP : NY  11767
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,785.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,875.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 73.33300
    ----------------------------------------------------------------
0   0031718513     MORTGAGORS: RAMIREZ              MICHAEL
                               RAMIREZ              SALLY
    REGION CODE    ADDRESS   : 13717 RIDGE ROAD,
        01         CITY      :    WHITTIER,
                   STATE/ZIP : CA  90601
    MORTGAGE AMOUNT :   241,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    240,829.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,726.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 84.56100
    ----------------------------------------------------------------
0   0031719503     MORTGAGORS: BELL                 LAWRENCE
                               BELL                 JAMIE
    REGION CODE    ADDRESS   : 3 BROOKVIEW CIRCLE
        01         CITY      :    RANDOLPH
                   STATE/ZIP : NJ  07869
    MORTGAGE AMOUNT :   259,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,788.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.69200
    ----------------------------------------------------------------
0   0031719743     MORTGAGORS: MANDITCH             ALAN
                               MANDITCH             SHEILA
    REGION CODE    ADDRESS   : 70 STANLEY ROAD
        01         CITY      :    NEWTON
                   STATE/ZIP : MA  02468
    MORTGAGE AMOUNT :   260,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,351.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,799.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.99600
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,336,550.00
                               P & I AMT:      9,244.29
                               UPB AMT:   1,335,732.32

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          109
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031720071     MORTGAGORS: GARVEY               WAYAN

    REGION CODE    ADDRESS   : 2151 MENZEL PLACE
        01         CITY      :    SANTA CLARA
                   STATE/ZIP : CA  95050
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,798.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,830.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 77.94100
    ----------------------------------------------------------------
0   0031720105     MORTGAGORS: SNYDER               GLEN
                               SNYDER               MARGARET
    REGION CODE    ADDRESS   : 2310 14TH AVENUE E
        01         CITY      :    SEATTLE
                   STATE/ZIP : WA  98112
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,777.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,944.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 47.50000
    ----------------------------------------------------------------
0   0031720204     MORTGAGORS: GIRGIS               ADEL
                               GIRGIS               HODA
    REGION CODE    ADDRESS   : 34 COPELAND DRIVE
        01         CITY      :    DENVILLE
                   STATE/ZIP : NJ  07834
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,781.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,708.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 59.09000
    ----------------------------------------------------------------
0   0031720659     MORTGAGORS: CHRISTENSEN          STEPHEN
                               CHRISTENSEN          KIMBERLY
    REGION CODE    ADDRESS   : 10207 OLD HUNT ROAD
        01         CITY      :    VIENNA
                   STATE/ZIP : VA  22181
    MORTGAGE AMOUNT :   322,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    321,416.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,035.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031720790     MORTGAGORS: YOUNG                DAVID
                               YOUNG                CONSTANCE
    REGION CODE    ADDRESS   : 31191 CALLE BOLERO
        01         CITY      :    SAN JUAN CAPISTRANO
                   STATE/ZIP : CA  92675
    MORTGAGE AMOUNT :   263,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,054.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,840.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 51.82000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,395,250.00
                               P & I AMT:      9,358.45
                               UPB AMT:   1,393,828.47

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          110
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031721699     MORTGAGORS: HAGEMAN              THOMAS

    REGION CODE    ADDRESS   : 7151 SURFBIRD CIRCLE
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92009
    MORTGAGE AMOUNT :   278,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,493.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,948.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 89.99700
    ----------------------------------------------------------------
0   0031722093     MORTGAGORS: JORTBERG             CHARLES
                               JORTBERG             KATHLEEN
    REGION CODE    ADDRESS   : 6 DAVENTRY COURT
        01         CITY      :    LYNNFIELD
                   STATE/ZIP : MA  01940
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,790.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,899.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 56.46800
    ----------------------------------------------------------------
0   0031722101     MORTGAGORS: RATHGEBER            MEL

    REGION CODE    ADDRESS   : 28 TIDAL SURF
        01         CITY      :    NEWPORT COAST
                   STATE/ZIP : CA  92673
    MORTGAGE AMOUNT :   558,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    557,564.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,806.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 64.88300
    ----------------------------------------------------------------
0   0031722259     MORTGAGORS: FEDERICO             GABRIEL
                               FEDERICO             MICHELE
    REGION CODE    ADDRESS   : 5 HICKORY HILL ROAD
        01         CITY      :    WAKEFIELD
                   STATE/ZIP : MA  01880
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,805.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,768.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031722325     MORTGAGORS: FRASSE               MARGARET

    REGION CODE    ADDRESS   : 2623 3RD AVENUE WEST
        01         CITY      :    SEATTLE
                   STATE/ZIP : WA  98119
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,784.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,819.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 76.70400
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,637,700.00
                               P & I AMT:     11,241.79
                               UPB AMT:   1,636,437.91

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          111
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031722390     MORTGAGORS: ALLEN                CHRISTOPHER
                               ALLEN                AMY
    REGION CODE    ADDRESS   : 1542 SANTIAGO DRIVE
        01         CITY      :    NEWPORT BEACH
                   STATE/ZIP : CA  92660
    MORTGAGE AMOUNT :   517,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    517,096.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,530.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031722408     MORTGAGORS: WARTHAN              NELSON
                               WARTHAN              JAYNE
    REGION CODE    ADDRESS   : 4879 ELKCREEK TRAIL
        01         CITY      :    RENO
                   STATE/ZIP : NV  89509
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,765.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,046.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 94.09300
    ----------------------------------------------------------------
0   0031722655     MORTGAGORS: LEONARD              DANIEL
                               LEONARD              DANA
    REGION CODE    ADDRESS   : 5981 SANDY RIDGE ROAD
        01         CITY      :    ELKRIDGE
                   STATE/ZIP : MD  21075
    MORTGAGE AMOUNT :   262,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,445.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,791.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.99000
    ----------------------------------------------------------------
0   0031722747     MORTGAGORS: DIGIOVINE            DONNA
                               BAUMERT              FREDRIC
    REGION CODE    ADDRESS   : 6 LAKESIDE TERRACE
        01         CITY      :    WESTFORD
                   STATE/ZIP : MA  01886
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,659.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,435.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.90500
    ----------------------------------------------------------------
0   0031722911     MORTGAGORS: PUTNAM               RICHARD
                               DANIEL-PUTNAM        EVALYN
    REGION CODE    ADDRESS   : 434 POPLAR STREET
        01         CITY      :    LAGUNA BEACH
                   STATE/ZIP : CA  92651
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,331.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,661.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 50.63200
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,820,150.00
                               P & I AMT:     12,465.54
                               UPB AMT:   1,818,298.12

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          112
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031722952     MORTGAGORS: GHARAPETIAN          ARA
                               GHARAPETIAN          MAGGIE
    REGION CODE    ADDRESS   : 11701 PORTER VALLEY DR
        01         CITY      :    NORTHRIDGE
                   STATE/ZIP : CA  91326
    MORTGAGE AMOUNT :   288,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    288,507.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,896.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031723240     MORTGAGORS: SNYDER               NANCY

    REGION CODE    ADDRESS   : 6501 HILLMEADE ROAD
        01         CITY      :    BOWIE
                   STATE/ZIP : MD  20720
    MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    314,677.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,122.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031723935     MORTGAGORS: WARNER               CRAIG
                               WARNER               SHEILA
    REGION CODE    ADDRESS   : 141 WEST BARE HILL ROAD
        01         CITY      :    HARVARD
                   STATE/ZIP : MA  01451
    MORTGAGE AMOUNT :   439,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    438,857.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,996.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031724180     MORTGAGORS: ROCHE                BRIAN

    REGION CODE    ADDRESS   : 3888 RIVIERA DRIVE #404
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92109
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,605.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,719.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 74.11700
    ----------------------------------------------------------------
0   0031724214     MORTGAGORS: FIRBY                ROBERT
                               FIRBY                GALE
    REGION CODE    ADDRESS   : 5624 AZURE WAY
        01         CITY      :    LONG BEACH
                   STATE/ZIP : CA  90803
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,295.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,358.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.54500
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,644,950.00
                               P & I AMT:     11,092.32
                               UPB AMT:   1,642,943.50

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          113
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031724826     MORTGAGORS: NORRIS               ROGER
                               NORRIS               DONA
    REGION CODE    ADDRESS   : 6031 IRONGATE CIRCLE
        01         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92648
    MORTGAGE AMOUNT :   302,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    301,770.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,085.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 67.86500
    ----------------------------------------------------------------
0   0031724982     MORTGAGORS: TIBUS                ANDREW
                               TIBUS                KAREN
    REGION CODE    ADDRESS   : 9514 LAGERSFIELD CIRCLE
        01         CITY      :    VIENNA
                   STATE/ZIP : VA  22181
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,780.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,989.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0031725112     MORTGAGORS: AHL                  KENNETH
                               AHL                  MAUREEN
    REGION CODE    ADDRESS   : 20 SAWMILL LANE
        01         CITY      :    MARSHFIELD
                   STATE/ZIP : MA  02050
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    252,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,634.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031725153     MORTGAGORS: SAVAGE               CHARLES

    REGION CODE    ADDRESS   : 1042 LAKE COLONY LANE
        01         CITY      :    BIRMINGHAM
                   STATE/ZIP : AL  35242
    MORTGAGE AMOUNT :   287,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,120.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,935.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.99800
    ----------------------------------------------------------------
0   0031725245     MORTGAGORS: CHILDERS             WILLIAM
                               CHILDERS             LINDA
    REGION CODE    ADDRESS   : 6057 SALIDA DEL SOL
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95123
    MORTGAGE AMOUNT :   261,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,791.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,758.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 75.65200
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,390,350.00
                               P & I AMT:      9,403.81
                               UPB AMT:   1,389,462.53

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          114
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031725435     MORTGAGORS: GIOIELLA             RUSSELL
                               RADELL               NERISSA
    REGION CODE    ADDRESS   : 350 WHIPPOORWILL ROAD
        01         CITY      :    CHAPPAQUA
                   STATE/ZIP : NY  10514
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    499,579.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,284.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.36500
    ----------------------------------------------------------------
0   0031725658     MORTGAGORS: ERNST                NILE
                               ERNST                LEIGH
    REGION CODE    ADDRESS   : 4659 TELESCOPE AVENUE
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92008
    MORTGAGE AMOUNT :   286,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    286,250.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,904.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.51300
    ----------------------------------------------------------------
0   0031726326     MORTGAGORS: LIANG                ALEXANDER
                               LIANG                BETTY
    REGION CODE    ADDRESS   : 3532 VENTURE DRIVE
        01         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92649
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    648,745.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,434.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 43.33300
    ----------------------------------------------------------------
0   0031726342     MORTGAGORS: DALEO                CATHY

    REGION CODE    ADDRESS   : 391 I STREET
        01         CITY      :    ENCINITAS
                   STATE/ZIP : CA  92024
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,287.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,663.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 62.50000
    ----------------------------------------------------------------
0   0031726532     MORTGAGORS: WHERRY               DENNIS

    REGION CODE    ADDRESS   : 633 CHATAS COURT
        01         CITY      :    LAKE MARY
                   STATE/ZIP : FL  32746
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,760.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,021.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 71.68400
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,986,250.00
                               P & I AMT:     13,307.64
                               UPB AMT:   1,983,622.58

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          115
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031726607     MORTGAGORS: DUNN                 JAMES
                               DUNN                 MICHELE
    REGION CODE    ADDRESS   : 360 NW 107TH AVENUE
        01         CITY      :    PLANTATION
                   STATE/ZIP : FL  33324
    MORTGAGE AMOUNT :   261,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,851.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,804.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0031726755     MORTGAGORS: POTTER               STEPHEN
                               POTTER               ELIZABETH
    REGION CODE    ADDRESS   : 50 WISTAR ROAD
        01         CITY      :    PAOLI
                   STATE/ZIP : PA  19301
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,864.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 69.83900
    ----------------------------------------------------------------
0   0031726839     MORTGAGORS: SELAN                SUSAN

    REGION CODE    ADDRESS   : 3092 ARTHUR COURT
        01         CITY      :    SANTA CLARA
                   STATE/ZIP : CA  95051
    MORTGAGE AMOUNT :   266,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    266,202.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,862.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031726862     MORTGAGORS: ATKINSON             LYNN

    REGION CODE    ADDRESS   : 31395 RCR 14B
        01         CITY      :    STEAMBOAT SPRINGS
                   STATE/ZIP : CO  80477
    MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    314,766.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,202.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0031726938     MORTGAGORS: SHUMATE              DARLINE

    REGION CODE    ADDRESS   : 1802 SOUTH PACIFIC STREET
        01         CITY      :    OCEANSIDE
                   STATE/ZIP : CA  92054
    MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    449,640.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,031.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 69.23077
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,562,650.00
                               P & I AMT:     10,766.18
                               UPB AMT:   1,561,459.86

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          116
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031727134     MORTGAGORS: STORER               KENNETH
                               STORER               JULIE
    REGION CODE    ADDRESS   : 600 SPRING HILL DRIVE
        01         CITY      :    MORGAN HILL
                   STATE/ZIP : CA  95037
    MORTGAGE AMOUNT :   348,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    347,707.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,286.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 77.33300
    ----------------------------------------------------------------
0   0031727431     MORTGAGORS: NIEPMANN             MARK
                               KIMBALL-NIEPMANN     AMY
    REGION CODE    ADDRESS   : 4532 FAIRECROFT TERRACE
        01         CITY      :    SUWANEE
                   STATE/ZIP : GA  30024
    MORTGAGE AMOUNT :   262,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,390.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,769.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.99900
    ----------------------------------------------------------------
0   0031727480     MORTGAGORS: GESSNER              FREDRICK
                               GESSNER              SHEILA
    REGION CODE    ADDRESS   : 7 HILTON TERRACE
        01         CITY      :    NEWPORT NEWS
                   STATE/ZIP : VA  23601
    MORTGAGE AMOUNT :   325,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    324,746.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,217.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 84.41500
    ----------------------------------------------------------------
0   0031727639     MORTGAGORS: PENDLETON            ROMIE
                               PENDLETON            JANICE
    REGION CODE    ADDRESS   : 7939 WYNWOOD ROAD
        01         CITY      :    TRUSSVILLE
                   STATE/ZIP : AL  35173
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,292.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,896.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 66.27900
    ----------------------------------------------------------------
0   0031727811     MORTGAGORS: EATHERTON            DAVID
                               EATHERTON            SHERALYN
    REGION CODE    ADDRESS   : 13729 FRANKLIN STREET
        01         CITY      :    BRIGHTON
                   STATE/ZIP : CO  80601
    MORTGAGE AMOUNT :   274,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    273,775.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,822.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,494,600.00
                               P & I AMT:      9,991.41
                               UPB AMT:   1,492,911.83

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          117
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031728207     MORTGAGORS: ODUM                 JOHN
                               ODUM                 LAURIE
    REGION CODE    ADDRESS   : 185 FICK FARM ROAD
        01         CITY      :    CHESTERFIELD
                   STATE/ZIP : MO  63005
    MORTGAGE AMOUNT :   392,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    391,386.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,674.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031728256     MORTGAGORS: STERN                DAVID

    REGION CODE    ADDRESS   : 15838 SOUTH 36TH STREET
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85044
    MORTGAGE AMOUNT :   265,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,843.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,808.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 94.32300
    ----------------------------------------------------------------
0   0031728744     MORTGAGORS: ROGGERO              THOMAS
                               ROGGERO              KAREN
    REGION CODE    ADDRESS   : 15 CHAMPLAIN
        01         CITY      :    IRVINE
                   STATE/ZIP : CA  92620
    MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    311,516.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,181.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 78.00000
    ----------------------------------------------------------------
0   0031728835     MORTGAGORS: ECKLEY               STEPHEN
                               ECKLEY               KRISTAL
    REGION CODE    ADDRESS   : 5674 FIG WAY
        01         CITY      :    ARVADA
                   STATE/ZIP : CO  80004
    MORTGAGE AMOUNT :   376,823.00  OPTION TO CONVERT :
    UNPAID BALANCE :    376,521.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,538.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.33100
    ----------------------------------------------------------------
0   0031729155     MORTGAGORS: KAKENMASTER          DAVID
                               KAKENMASTER          PATRICIA
    REGION CODE    ADDRESS   : 1718 PAONIA COURT
        01         CITY      :    CASTLE ROCK
                   STATE/ZIP : CO  80104
    MORTGAGE AMOUNT :   254,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,096.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,713.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.99800
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,600,173.00
                               P & I AMT:     10,915.80
                               UPB AMT:   1,598,364.96

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          118
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031729650     MORTGAGORS: CHAFETZ              WILLIAM
                               LYONS                KATHLEEN
    REGION CODE    ADDRESS   : 2108 LINCOLN
        01         CITY      :    EVANSTON
                   STATE/ZIP : IL  60201
    MORTGAGE AMOUNT :   286,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    286,400.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,953.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031729775     MORTGAGORS: MARCOVITCH           ROBERT
                               EPLAN                ELISE
    REGION CODE    ADDRESS   : 1737 INVERNESS AVENUE
        01         CITY      :    ATLANTA
                   STATE/ZIP : GA  30306
    MORTGAGE AMOUNT :   269,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,784.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,812.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 74.72200
    ----------------------------------------------------------------
0   0031729833     MORTGAGORS: TVERSKOY             VLADIMIR
                               TVERSKOY             LYUBOV
    REGION CODE    ADDRESS   : 465 MOUNTAIN AVENUE
        01         CITY      :    BERKLEY HEIGHTS
                   STATE/ZIP : NJ  07922
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,787.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,855.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031729957     MORTGAGORS: NEW                  ROBERT
                               NEW                  NANCY
    REGION CODE    ADDRESS   : 105 EAST BALBOA BOULEVARD
        01         CITY      :    NEWPORT BEACH
                   STATE/ZIP : CA  92661
    MORTGAGE AMOUNT :   291,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    290,577.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,059.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 79.72600
    ----------------------------------------------------------------
0   0031730393     MORTGAGORS: POUPART              DENNIS
                               FOSTER               DANNY
    REGION CODE    ADDRESS   : 4706 HARWOOD ROAD
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95124
    MORTGAGE AMOUNT :   274,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,206.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,965.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,392,800.00
                               P & I AMT:      9,647.09
                               UPB AMT:   1,391,756.45

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          119
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031730492     MORTGAGORS: SPITZER              RICHARD
                               SPITZER              ANDREA
    REGION CODE    ADDRESS   : 2056 BURR OAKS LANE
        01         CITY      :    HIGHLAND PARK
                   STATE/ZIP : IL  60035
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,734.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,319.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 60.17600
    ----------------------------------------------------------------
0   0031730682     MORTGAGORS: SALSICCIA            PIERRE
                               SALSICCIA            MARILOUISE
    REGION CODE    ADDRESS   : 17351 WALNUT GROVE DRIVE
        01         CITY      :    MORGAN HILL
                   STATE/ZIP : CA  95037
    MORTGAGE AMOUNT :   366,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    366,107.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,468.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 77.95700
    ----------------------------------------------------------------
0   0031730872     MORTGAGORS: LAWLOR               JOHN
                               LAWLOR               CATHERINE
    REGION CODE    ADDRESS   : 73 HUNTER LANE
        01         CITY      :    RIDGEFIELD
                   STATE/ZIP : CT  06877
    MORTGAGE AMOUNT :   355,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    354,729.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,451.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 70.29700
    ----------------------------------------------------------------
0   0031730914     MORTGAGORS: BELAN                ROBERT
                               BELAN                BONITA
    REGION CODE    ADDRESS   : 106 WEST VINTAGE DRIVE
        01         CITY      :    MEQUON
                   STATE/ZIP : WI  53092
    MORTGAGE AMOUNT :   430,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    429,672.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,969.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 71.54742
    ----------------------------------------------------------------
0   0031730930     MORTGAGORS: HIGGS                KIMBALL
                               HIGGS                LIBBY
    REGION CODE    ADDRESS   : 2205 CHEYENNE WAY
        01         CITY      :    MODESTO
                   STATE/ZIP : CA  95356
    MORTGAGE AMOUNT :   242,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    242,610.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,656.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 89.92500
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,734,200.00
                               P & I AMT:     11,866.04
                               UPB AMT:   1,732,855.03

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          120
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031731029     MORTGAGORS: BREEN                STEPHEN
                               BREEN                CARON
    REGION CODE    ADDRESS   : 128 CALIFORNIA STREET
        01         CITY      :    RIDGEWOOD
                   STATE/ZIP : NJ  07450
    MORTGAGE AMOUNT :   415,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    414,668.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,795.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 75.45400
    ----------------------------------------------------------------
0   0031731037     MORTGAGORS: TAYLOR               KENNETH
                               TAYLOR               JO ANN
    REGION CODE    ADDRESS   : 2355 BURNHAM DRIVE
        01         CITY      :    TUSTIN
                   STATE/ZIP : CA  92680
    MORTGAGE AMOUNT :   389,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    388,711.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,719.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 77.80000
    ----------------------------------------------------------------
0   0031731250     MORTGAGORS: SANSONI              STEVEN
                               WILKINS              DARCY
    REGION CODE    ADDRESS   : 25761 SILVER CANYON COURT
        01         CITY      :    CASTRO VALLEY
                   STATE/ZIP : CA  94552
    MORTGAGE AMOUNT :   311,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    310,844.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,069.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 89.97300
    ----------------------------------------------------------------
0   0031731367     MORTGAGORS: BONET                BRIAN
                               BONET                SANDRA
    REGION CODE    ADDRESS   : 641 SOUTH 12TH STREET
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95112
    MORTGAGE AMOUNT :   244,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,827.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,748.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031731383     MORTGAGORS: SHEA                 JOHN
                               SHEA                 LYNN
    REGION CODE    ADDRESS   : 151 COVENTRY LANE
        01         CITY      :    NORTH ANDOVER
                   STATE/ZIP : MA  01845
    MORTGAGE AMOUNT :   380,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    380,900.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,566.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.98700
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,740,000.00
                               P & I AMT:     11,899.89
                               UPB AMT:   1,738,952.20

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          121
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031731409     MORTGAGORS: MOLLOY               DOMINIC
                               MOLLOY               SALLY
    REGION CODE    ADDRESS   : 10526 KALAHARI COURT
        01         CITY      :    LITTLETON
                   STATE/ZIP : CO  80124
    MORTGAGE AMOUNT :   262,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,689.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,771.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 77.32300
    ----------------------------------------------------------------
0   0031731599     MORTGAGORS: SMITH                JAMES
                               HAMILTON             BRADLEY
    REGION CODE    ADDRESS   : 752 CLIPPER STREET, UNIT #2
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94114
    MORTGAGE AMOUNT :   391,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    391,666.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,774.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 75.37500
    ----------------------------------------------------------------
0   0031731714     MORTGAGORS: WEIS                 BRUCE
                               WEIS                 GALE
    REGION CODE    ADDRESS   : 139 LE POINT STREET
        01         CITY      :    ARROYO GRANDE
                   STATE/ZIP : CA  93420
    MORTGAGE AMOUNT :   263,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,639.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,755.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.99300
    ----------------------------------------------------------------
0   0031731730     MORTGAGORS: GRIESINGER           GLORIA
                               GRIESINGER           WILLIAM
    REGION CODE    ADDRESS   : 5820 WILMETTE
        01         CITY      :    WESTMONT
                   STATE/ZIP : IL  60559
    MORTGAGE AMOUNT :   367,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    366,638.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,413.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 84.99300
    ----------------------------------------------------------------
0   0031731797     MORTGAGORS: O'CONNER             SARANE

    REGION CODE    ADDRESS   : 15 MONTOMA LANE
        01         CITY      :    WOODSTOCK
                   STATE/ZIP : NY  12498
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,812.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,762.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,538,200.00
                               P & I AMT:     10,477.05
                               UPB AMT:   1,536,446.64

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          122
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031732282     MORTGAGORS: O'BRIEN              CONOR
                               CORCILLO             JUDITH
    REGION CODE    ADDRESS   : 3727 WARREN STREET N.W.
        01         CITY      :    WASHINGTON
                   STATE/ZIP : DC  20016
    MORTGAGE AMOUNT :   255,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,395.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,722.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031732357     MORTGAGORS: KUCHLER              FRANK
                               KUCHLER              NANCY
    REGION CODE    ADDRESS   : 328 STONEY FORD ROAD
        01         CITY      :    HOLLAND
                   STATE/ZIP : PA  18966
    MORTGAGE AMOUNT :   260,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,686.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,735.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.99100
    ----------------------------------------------------------------
0   0031732381     MORTGAGORS: BATTAREL             GERARD

    REGION CODE    ADDRESS   : 728 UNION STREET
        01         CITY      :    BROOKLYN
                   STATE/ZIP : NY  11215
    MORTGAGE AMOUNT :   428,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    427,674.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,956.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031732498     MORTGAGORS: WERBLIN              RICHARD
                               WERBLIN              CATHLEEN
    REGION CODE    ADDRESS   : 612 CALIFORNIA STREET
        01         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92648
    MORTGAGE AMOUNT :   335,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    334,475.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,285.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 77.90600
    ----------------------------------------------------------------
0   0031732555     MORTGAGORS: FISHER               JOHN
                               FISHER               AMELIA
    REGION CODE    ADDRESS   : 22398 AINSWORTH DRIVE
        01         CITY      :    LOS ALTOS
                   STATE/ZIP : CA  94024
    MORTGAGE AMOUNT :   493,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    492,705.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,322.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 70.44285
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,772,600.00
                               P & I AMT:     12,021.28
                               UPB AMT:   1,770,937.52

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          123
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031732647     MORTGAGORS: KALLURI              RAGHURAM

    REGION CODE    ADDRESS   : 18 THOREAU DRIVE
        01         CITY      :    EASTON
                   STATE/ZIP : MA  02375
    MORTGAGE AMOUNT :   258,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    257,813.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,826.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031732720     MORTGAGORS: DINEEN               BARRY
                               DINEEN               NANCY
    REGION CODE    ADDRESS   : 20331 DEERVALE LANE
        01         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92646
    MORTGAGE AMOUNT :   284,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,985.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031732761     MORTGAGORS: DIERBERG             GREGORY
                               DIERBERG             SUSAN
    REGION CODE    ADDRESS   : 1088 GREYSTONE MANOR PARKWAY,
        01         CITY      :    CHESTERFIELD,
                   STATE/ZIP : MO  63005
    MORTGAGE AMOUNT :   335,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    334,732.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,256.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 58.77100
    ----------------------------------------------------------------
0   0031732829     MORTGAGORS: ZWICKEL              MARK
                               ZWICKEL              ALYSE
    REGION CODE    ADDRESS   : 208 HENRY WAY
        01         CITY      :    MANHATTAN BEACH
                   STATE/ZIP : CA  90266
    MORTGAGE AMOUNT :   522,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    522,102.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,608.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 69.66600
    ----------------------------------------------------------------
0   0031732951     MORTGAGORS: LAMB                 CRAIG
                               FILE-LAMB            JEANNETTE
    REGION CODE    ADDRESS   : 23 MEADOW LANE
        01         CITY      :    PENNINGTON
                   STATE/ZIP : NJ  08534
    MORTGAGE AMOUNT :   307,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    307,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,449.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/18
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 74.87804
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,706,500.00
                               P & I AMT:     12,127.38
                               UPB AMT:   1,705,647.79

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          124
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031733165     MORTGAGORS: FOSTER               JAMES
                               FOSTER               ELLEN
    REGION CODE    ADDRESS   : 16403 DANFORTH COURT
        01         CITY      :    ROCKVILLE
                   STATE/ZIP : MD  20853
    MORTGAGE AMOUNT :   336,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    336,687.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,298.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 69.98900
    ----------------------------------------------------------------
0   0031733538     MORTGAGORS: GUROL                HUSAM
                               GUROL                SENIYE
    REGION CODE    ADDRESS   : 7075 ROCKROSE TERRACE
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92009
    MORTGAGE AMOUNT :   335,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    335,224.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,232.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 62.12900
    ----------------------------------------------------------------
0   0031733546     MORTGAGORS: COLE                 DOUGLAS
                               COLE                 NANCY
    REGION CODE    ADDRESS   : 61 OLD SUDBURY TOAD
        01         CITY      :    WAYLAND
                   STATE/ZIP : MA  02170
    MORTGAGE AMOUNT :   379,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    379,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,585.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 56.56700
    ----------------------------------------------------------------
0   0031733892     MORTGAGORS: MEGGITT              PETER
                               MEGGITT              ELIZABETH
    REGION CODE    ADDRESS   : 268 STOCKTON STREET
        01         CITY      :    PRINCETON
                   STATE/ZIP : NJ  08540
    MORTGAGE AMOUNT :   396,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    396,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,701.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031733959     MORTGAGORS: HUDLOW               MICHAEL
                               HUDLOW               KARINE
    REGION CODE    ADDRESS   : 7340 FEATHERSTONE BLVD.
        01         CITY      :    SARASOTA
                   STATE/ZIP : FL  34238
    MORTGAGE AMOUNT :   249,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,069.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,764.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 93.41600
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,696,700.00
                               P & I AMT:     11,581.73
                               UPB AMT:   1,695,981.74

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          125
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031733975     MORTGAGORS: GALLAGHER            JOSEPH
                               GALLAGHER            JEANNE
    REGION CODE    ADDRESS   : 1940 W.WOLFRAM STREET
        01         CITY      :    CHICAGO
                   STATE/ZIP : IL  60657
    MORTGAGE AMOUNT :   257,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,799.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,753.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 67.63100
    ----------------------------------------------------------------
0   0031734007     MORTGAGORS: CLAUSON              DONALD
                               CLAUSON              DEBRA
    REGION CODE    ADDRESS   : 4412 POINT LOMA AVENUE
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92107
    MORTGAGE AMOUNT :   364,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    364,122.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,516.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 87.80700
    ----------------------------------------------------------------
0   0031734155     MORTGAGORS: BRUCHER              CARL

    REGION CODE    ADDRESS   : 72 FIVE FIELDS ROAD
        01         CITY      :    MADISON
                   STATE/ZIP : CT  06443
    MORTGAGE AMOUNT :   270,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,563.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,963.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0031734403     MORTGAGORS: DARAFSHIAN           TAHEREH

    REGION CODE    ADDRESS   : 7364 VIA CAPRI
        01         CITY      :    LA JOLLA
                   STATE/ZIP : CA  92037
    MORTGAGE AMOUNT :   624,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    623,501.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,204.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 54.26000
    ----------------------------------------------------------------
0   0031734445     MORTGAGORS: REDFEARN             WAYNE
                               REDFEARN             MARTHA
    REGION CODE    ADDRESS   : 32 LYON
        01         CITY      :    NEWPORT COAST AREA
                   STATE/ZIP : CA  92657
    MORTGAGE AMOUNT :   435,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    434,669.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,004.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 70.73100
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,951,150.00
                               P & I AMT:     13,441.59
                               UPB AMT:   1,949,655.90

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          126
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031734486     MORTGAGORS: LEISER               RICHARD

    REGION CODE    ADDRESS   : 433 SPRUCE STREET
        01         CITY      :    PHILADELPHIA
                   STATE/ZIP : PA  19106
    MORTGAGE AMOUNT :   309,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    309,508.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,113.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0031734742     MORTGAGORS: OZELLO               ROBERT

    REGION CODE    ADDRESS   : 231 BILTMORE BOULEVARD
        01         CITY      :    MASSAPEQUA
                   STATE/ZIP : NY  11758
    MORTGAGE AMOUNT :   308,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    307,771.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,153.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031735046     MORTGAGORS: GLANZ                JONATHAN
                               GLANZ                JONI
    REGION CODE    ADDRESS   : 13 MAGNOLIA ROAD
        01         CITY      :    SHARON
                   STATE/ZIP : MA  02067
    MORTGAGE AMOUNT :   282,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    281,790.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,971.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 73.62900
    ----------------------------------------------------------------
0   0031735129     MORTGAGORS: TESSLER              DENNIS
                               TESSLER              LINDA
    REGION CODE    ADDRESS   : 341 N. ITHAN AVENUE
        01         CITY      :    BRYN MAWR
                   STATE/ZIP : PA  19010
    MORTGAGE AMOUNT :   335,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    334,751.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,342.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 51.53846
    ----------------------------------------------------------------
0   0031735301     MORTGAGORS: ALEXON               JOHN
                               ALEXON               EILEEN
    REGION CODE    ADDRESS   : 216 CLATTER BRIDGE ROAD
        01         CITY      :    PONTE VEDRA
                   STATE/ZIP : FL  32082
    MORTGAGE AMOUNT :   356,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    355,431.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,460.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,591,000.00
                               P & I AMT:     11,041.31
                               UPB AMT:   1,589,253.64

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          127
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031735533     MORTGAGORS: LEE                  DOUGLAS
                               FANG                 VICKIE
    REGION CODE    ADDRESS   : 13911 WILLOW TREE DRIVE
        01         CITY      :    ROCKVILLE
                   STATE/ZIP : MD  20850
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,031.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,021.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 74.89100
    ----------------------------------------------------------------
0   0031735574     MORTGAGORS: BENNETT              THOMAS

    REGION CODE    ADDRESS   : 17 EDGERTON STREET
        01         CITY      :    DARIEN
                   STATE/ZIP : CT  06820
    MORTGAGE AMOUNT :   396,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    396,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,701.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031735780     MORTGAGORS: KROPFELDER           BERNARD
                               KROPFELDER           CHRISTINE
    REGION CODE    ADDRESS   : 9 LAUREN KNOLL COURT
        01         CITY      :    BALDWIN
                   STATE/ZIP : MD  21013
    MORTGAGE AMOUNT :   344,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    344,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,317.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031735905     MORTGAGORS: SHAH                 HITESH

    REGION CODE    ADDRESS   : 3700 SKYLINE DRIVE
        01         CITY      :    PLANO
                   STATE/ZIP : TX  75025
    MORTGAGE AMOUNT :   244,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,708.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,670.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 94.92200
    ----------------------------------------------------------------
0   0031736218     MORTGAGORS: VANOVER              TIMOTHY
                               MANNION              TIMOTHY
    REGION CODE    ADDRESS   : 129 UNION STREET
        01         CITY      :    MONTCLAIR
                   STATE/ZIP : NJ  07042
    MORTGAGE AMOUNT :   359,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    358,719.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,449.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 89.97400
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,643,900.00
                               P & I AMT:     11,159.84
                               UPB AMT:   1,642,460.67

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          128
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031736473     MORTGAGORS: CHAN                 HENRY
                               CHAN                 SUZANNE
    REGION CODE    ADDRESS   : 5799 LEWIS WAY
        01         CITY      :    CONCORD
                   STATE/ZIP : CA  94521
    MORTGAGE AMOUNT :   282,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    281,805.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,044.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 66.35200
    ----------------------------------------------------------------
0   0031736499     MORTGAGORS: SHIPPER              PHILIP
                               SHIPPER              LYNN
    REGION CODE    ADDRESS   : 1577 N BUNDY DRIVE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90049
    MORTGAGE AMOUNT :   357,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    356,721.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,435.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 49.24100
    ----------------------------------------------------------------
0   0031736531     MORTGAGORS: CABELLO              CARLOS
                               CABELLO              BENEDICTA
    REGION CODE    ADDRESS   : 2700 TARAVAL STREET
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94116
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,819.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,769.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 65.78947
    ----------------------------------------------------------------
0   0031736556     MORTGAGORS: KIEL                 KYLE
                               KIEL                 CHARLENE
    REGION CODE    ADDRESS   : 21861 HERENCIA
        01         CITY      :    MISSION VIEJO
                   STATE/ZIP : CA  92691
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,571.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,013.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031736796     MORTGAGORS: DUSA                 MIRCEA
                               DUSA                 ANISOARA
    REGION CODE    ADDRESS   : 1645 WESTMONT AVENUE
        01         CITY      :    CAMPBELL
                   STATE/ZIP : CA  95008
    MORTGAGE AMOUNT :   283,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,045.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,909.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,460,500.00
                               P & I AMT:     10,173.29
                               UPB AMT:   1,458,962.92

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          129
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031736903     MORTGAGORS: BAYLES               ALAN
                               BAYLES               BEVERLY
    REGION CODE    ADDRESS   : 10505 AUBINOE FARM DRIVE
        01         CITY      :    BETHESDA
                   STATE/ZIP : MD  20814
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,780.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,852.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 46.75100
    ----------------------------------------------------------------
0   0031737000     MORTGAGORS: BRAUN                JOHN
                               BRAUN                KAREN
    REGION CODE    ADDRESS   : 956 MATTHEW WAY,
        01         CITY      :    ANAHEIM,
                   STATE/ZIP : CA  92808
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,777.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,016.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031737158     MORTGAGORS: MAY                  JAMES
                               MAY                  MICHELLE
    REGION CODE    ADDRESS   : 26 ELIOT HILL ROAD
        01         CITY      :    NATICK
                   STATE/ZIP : MA  07160
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,756.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,210.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031737190     MORTGAGORS: BISHOP               JEANNE

    REGION CODE    ADDRESS   : 25668 CRESTFIELD CIRCLE
        01         CITY      :    CASTRO VALLEY
                   STATE/ZIP : CA  94552
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,747.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,970.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 67.28700
    ----------------------------------------------------------------
0   0031737406     MORTGAGORS: CANTEY               DALTON
                               CANTEY               MARILYN
    REGION CODE    ADDRESS   : 188 BROOK KNOLL DRIVE
        01         CITY      :    SANTA CRUZ
                   STATE/ZIP : CA  95060
    MORTGAGE AMOUNT :   388,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    387,963.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,816.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,575,500.00
                               P & I AMT:     10,867.35
                               UPB AMT:   1,574,025.87

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          130
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031737448     MORTGAGORS: BOLBROCK             RICHARD
                               BOLBROCK             MARY
    REGION CODE    ADDRESS   : 12 RENVILLE COURT
        01         CITY      :    MILL NECK
                   STATE/ZIP : NY  11765
    MORTGAGE AMOUNT :   299,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,012.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,066.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0031737489     MORTGAGORS: LEVENE               ERIC
                               LEVENE               MARLA
    REGION CODE    ADDRESS   : 9 CREEMER ROAD
        01         CITY      :    ARMONK
                   STATE/ZIP : NY  10504
    MORTGAGE AMOUNT :   398,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    397,697.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,748.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 48.24200
    ----------------------------------------------------------------
0   0031737596     MORTGAGORS: STECKER              JONATHAN
                               STECKER              THANH-PHOUNG
    REGION CODE    ADDRESS   : 18438 CROWNSGATE CIRCLE
        01         CITY      :    GERMANTOWN
                   STATE/ZIP : MD  20874
    MORTGAGE AMOUNT :   265,880.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,639.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,680.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031737638     MORTGAGORS: SAVOCA               ANTONIO
                               SAVOCA               CHARLENE
    REGION CODE    ADDRESS   : 7971 VALDERRAMA COURT
        01         CITY      :    GAINESVILLE
                   STATE/ZIP : VA  20155
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    649,480.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,379.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 56.52100
    ----------------------------------------------------------------
0   0031737810     MORTGAGORS: SEVEC                JOHN
                               SEVEC                SARA
    REGION CODE    ADDRESS   : 148 NORTH WILLIAMSBURY ROAD
        01         CITY      :    BLOOMFIELD HILLS
                   STATE/ZIP : MI  48301
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,399.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,946.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 67.07300
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,888,130.00
                               P & I AMT:     12,821.89
                               UPB AMT:   1,886,228.40

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          131
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031738073     MORTGAGORS: THORNBERG            BJORN
                               BALLINGER            CRISTINE
    REGION CODE    ADDRESS   : 825 KINGS HIGHWAY
        01         CITY      :    BOULDER CREEK
                   STATE/ZIP : CA  95006
    MORTGAGE AMOUNT :   244,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,809.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,664.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031738727     MORTGAGORS: ANZALONE             FANANCY
                               ANZALONE             DEBRA
    REGION CODE    ADDRESS   : 346 SAN JUAN DRIVE
        01         CITY      :    PONTE VEDRA BEACH
                   STATE/ZIP : FL  32082
    MORTGAGE AMOUNT :   307,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    307,053.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,176.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031738750     MORTGAGORS: STANLEY              ATHENA

    REGION CODE    ADDRESS   : 316 BOLERO DRIVE
        01         CITY      :    DANVILLE
                   STATE/ZIP : CA  94526
    MORTGAGE AMOUNT :   332,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    331,721.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,181.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031738958     MORTGAGORS: HAMMOND              KARL
                               BASSLER              ELISABETH
    REGION CODE    ADDRESS   : 19 COLLEGE ROAD
        01         CITY      :    WELLESLEY
                   STATE/ZIP : MA  02482
    MORTGAGE AMOUNT :   305,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    305,273.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,136.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 78.33300
    ----------------------------------------------------------------
0   0031738982     MORTGAGORS: CHEN                 YONG
                               LI                   DONGLIN
    REGION CODE    ADDRESS   : 164 PEARL STREET
        01         CITY      :    NEWTON
                   STATE/ZIP : MA  02160
    MORTGAGE AMOUNT :   331,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    330,928.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,203.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,520,200.00
                               P & I AMT:     10,361.58
                               UPB AMT:   1,518,785.98

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          132
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031739006     MORTGAGORS: DELLO RUSSO          NICHOLAS
                               DELLO RUSSO          PAULA
    REGION CODE    ADDRESS   : 17 PHILLIPS AVENUE
        01         CITY      :    ROCKPORT
                   STATE/ZIP : MA  01966
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,760.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,021.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 69.76700
    ----------------------------------------------------------------
0   0031739014     MORTGAGORS: LYNE                 J.

    REGION CODE    ADDRESS   : 90 ADAMS ROAD
        01         CITY      :    CONCORD
                   STATE/ZIP : MA  01742
    MORTGAGE AMOUNT :   310,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    309,758.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,114.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031739030     MORTGAGORS: JORDAN               JON
                               JORDAN               MARIE
    REGION CODE    ADDRESS   : 3745 CROSS CREEK ROAD
        01         CITY      :    SANTA ROSA
                   STATE/ZIP : CA  95403
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,811.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,840.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 78.78700
    ----------------------------------------------------------------
0   0031739063     MORTGAGORS: MEI                  JISHAN
                               PU                   LING LING
    REGION CODE    ADDRESS   : 8 SKOPELOS CIRCLE
        01         CITY      :    ANDOVER
                   STATE/ZIP : MA  01810
    MORTGAGE AMOUNT :   333,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    333,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,275.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031739071     MORTGAGORS: FLUTIE               DOUGLAS
                               FLUTIE               LAURIE
    REGION CODE    ADDRESS   : 22 CHIEFTAIN LANE
        01         CITY      :    NATICK
                   STATE/ZIP : MA  01760
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    650,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,489.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 43.33300
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,853,600.00
                               P & I AMT:     12,741.31
                               UPB AMT:   1,852,930.08

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          133
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031739139     MORTGAGORS: PIERCE               W.
                               PIERCE               LU ANN
    REGION CODE    ADDRESS   : 1 BUCK STREET
        01         CITY      :    NEWBURYPORT
                   STATE/ZIP : MA  01950
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,899.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 75.86200
    ----------------------------------------------------------------
0   0031739154     MORTGAGORS: KOCH                 PETER
                               BILDWIN-KOCH         NANCY
    REGION CODE    ADDRESS   : 1 BERRY CIRCLE
        01         CITY      :    HAMILTON
                   STATE/ZIP : MA  01982
    MORTGAGE AMOUNT :   250,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,309.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,730.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 67.70200
    ----------------------------------------------------------------
0   0031739170     MORTGAGORS: SCHWARZ              CHRISTOPHER
                               SCHWARZ              MARY
    REGION CODE    ADDRESS   : 5 BARLEY HILL ROAD
        01         CITY      :    OLD SAYBROOK
                   STATE/ZIP : CT  06475
    MORTGAGE AMOUNT :   286,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    285,765.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,902.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031739212     MORTGAGORS: MCDANIEL             MICHAEL
                               MCDANIEL             STEPHANIE
    REGION CODE    ADDRESS   : 1315 WOODRIDGE ROAD
        01         CITY      :    MARION
                   STATE/ZIP : OH  43302
    MORTGAGE AMOUNT :   370,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    369,704.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,492.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 74.74700
    ----------------------------------------------------------------
0   0031739345     MORTGAGORS: SHOJA                MOHAMMAD
                               SHOJA                AZIZA
    REGION CODE    ADDRESS   : 12916 WHEATLAND ROAD
        01         CITY      :    FAIRFAX
                   STATE/ZIP : VA  22033
    MORTGAGE AMOUNT :   282,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :    281,935.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,948.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,463,650.00
                               P & I AMT:      9,973.78
                               UPB AMT:   1,462,714.37

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          134
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031739394     MORTGAGORS: ABERNATHY            GARY
                               ABERNATHY            VICKI
    REGION CODE    ADDRESS   : 20136 PALM ISLAND DRIVE
        01         CITY      :    BOCA RATON
                   STATE/ZIP : FL  33498
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,810.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,789.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031739436     MORTGAGORS: FRATTALI             THOMAS
                               FRATTALI             FLAVIA
    REGION CODE    ADDRESS   : 17012 EDGEWATER LANE
        01         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92649
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,791.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,038.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 66.20600
    ----------------------------------------------------------------
0   0031739444     MORTGAGORS: BASHAW               SCOTT
                               BASHAW               TERRI
    REGION CODE    ADDRESS   : 211 CRANE NECK STREET
        01         CITY      :    WEST NEWBURY
                   STATE/ZIP : MA  01985
    MORTGAGE AMOUNT :   263,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,700.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,798.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0031739485     MORTGAGORS: ZHOU                 HAO
                               TU                   KIM
    REGION CODE    ADDRESS   : 27 BLACKBIRD LANE
        01         CITY      :    ALISO VIEJO AREA
                   STATE/ZIP : CA  92656
    MORTGAGE AMOUNT :   262,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,295.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,790.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031739667     MORTGAGORS: WALDORF              WILLIAM

    REGION CODE    ADDRESS   : 14 INSBROOK DRIVE
        01         CITY      :    HUNTINGTON
                   STATE/ZIP : NY  11743
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,777.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,016.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,362,200.00
                               P & I AMT:      9,434.83
                               UPB AMT:   1,361,374.59

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          135
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031739675     MORTGAGORS: MURDOCK              ZACHARY
                               FEDER-MURDOCK        BARBARA
    REGION CODE    ADDRESS   : 25 RIDGE ROAD
        01         CITY      :    COLD SPRING HARBOR
                   STATE/ZIP : NY  11724
    MORTGAGE AMOUNT :   333,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    333,239.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,275.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.45200
    ----------------------------------------------------------------
0   0031739691     MORTGAGORS: CRAMER               LEONARD
                               CRAMER               BELINDA
    REGION CODE    ADDRESS   : 14485 CREEK CLUB DRIVE
        01         CITY      :    ALPHARETTA
                   STATE/ZIP : GA  30004
    MORTGAGE AMOUNT :   345,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    345,323.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,328.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031739949     MORTGAGORS: STILES               D

    REGION CODE    ADDRESS   : 66 DRAPER ROAD
        01         CITY      :    WAYLAND
                   STATE/ZIP : MA  01778
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,587.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,864.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0031739998     MORTGAGORS: RHODES               STEPHEN
                               LYTLE                AMY
    REGION CODE    ADDRESS   : 27359 PASEO LAGUNA
        01         CITY      :    SAN JUAN CAPISTRANO
                   STATE/ZIP : CA  92675
    MORTGAGE AMOUNT :   249,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,496.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,789.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0031740301     MORTGAGORS: PEREZ                ROBERT
                               PEREZ                LAURIE
    REGION CODE    ADDRESS   : 3163 INVERNESS
        01         CITY      :    WESTON
                   STATE/ZIP : FL  33326
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,808.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,875.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 46.90200
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,463,950.00
                               P & I AMT:     10,133.86
                               UPB AMT:   1,462,455.71

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          136
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031740400     MORTGAGORS: BROCKWELL            GREG
                               BROCKWELL            CYNTHIA
    REGION CODE    ADDRESS   : 12 JUNIPER ROAD,
        01         CITY      :    WESTPORT
                   STATE/ZIP : CT  06880
    MORTGAGE AMOUNT :   375,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    374,692.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,494.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 76.53000
    ----------------------------------------------------------------
0   0031740764     MORTGAGORS: KLING                KEITH
                               KLING                CHRISTINE
    REGION CODE    ADDRESS   : 842 WELSH ROAD
        01         CITY      :    SCHWENKSVILLE
                   STATE/ZIP : PA  19473
    MORTGAGE AMOUNT :   240,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    240,117.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,659.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 94.99000
    ----------------------------------------------------------------
0   0031740830     MORTGAGORS: RODRIGUEZ            DEBRA

    REGION CODE    ADDRESS   : 4504 MUIRWOOD DRIVE
        01         CITY      :    PLEASANTON
                   STATE/ZIP : CA  94588
    MORTGAGE AMOUNT :   282,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    282,274.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,903.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.57700
    ----------------------------------------------------------------
0   0031740855     MORTGAGORS: ENG                  DARYL
                               MURAKAMI-ENG         KIMBERLEY
    REGION CODE    ADDRESS   : 1523 17TH AVENUE EAST
        01         CITY      :    SEATTLE
                   STATE/ZIP : WA  98112
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,760.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,021.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 54.54500
    ----------------------------------------------------------------
0   0031740996     MORTGAGORS: KARPP                ROBERT

    REGION CODE    ADDRESS   : 85 GREGORY ISLAND ROAD
        01         CITY      :    HAMILTON
                   STATE/ZIP : MA  01982
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    359,349.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,900.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/18
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,557,800.00
                               P & I AMT:     10,979.14
                               UPB AMT:   1,556,193.79

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          137
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031741101     MORTGAGORS: HALL                 LEWIS
                               HALL                 HAVA
    REGION CODE    ADDRESS   : 10313 CHEVIOT DRIVE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90064
    MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    449,657.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,108.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 56.25000
    ----------------------------------------------------------------
0   0031741432     MORTGAGORS: STEFFENHAGEN         JULIAN

    REGION CODE    ADDRESS   : 11860 NORTH RIVERA
        01         CITY      :    TUSTIN
                   STATE/ZIP : CA  92782
    MORTGAGE AMOUNT :   420,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    419,655.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,794.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031741481     MORTGAGORS: CALK                 JOHN
                               CALK                 KATHLEEN
    REGION CODE    ADDRESS   : 31 BERKSHIRE LANE
        01         CITY      :    LINCOLNSHIRE
                   STATE/ZIP : IL  60069
    MORTGAGE AMOUNT :   364,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    363,694.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,391.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031741507     MORTGAGORS: SASSON               JULIA

    REGION CODE    ADDRESS   : 641 FLAMINGO DR
        01         CITY      :    FT LAUDERDALE,
                   STATE/ZIP : FL  33301
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,530.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,046.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 87.20900
    ----------------------------------------------------------------
0   0031741523     MORTGAGORS: KERR                 JAMES
                               KERR                 JANNA
    REGION CODE    ADDRESS   : 2704 HELENA AVENUE
        01         CITY      :    NEDERLAND
                   STATE/ZIP : TX  77627
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    499,021.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,196.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   08/01/27
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 89.60500
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,034,000.00
                               P & I AMT:     13,536.14
                               UPB AMT:   2,031,559.91

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          138
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031741556     MORTGAGORS: SCOTT                H
                               SCOTT                ANDREA
    REGION CODE    ADDRESS   : 3334 CENTERVILLE ROAD
        01         CITY      :    GREENVILLE
                   STATE/ZIP : DE  19807
    MORTGAGE AMOUNT :   465,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    464,589.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,977.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 68.88800
    ----------------------------------------------------------------
0   0031741754     MORTGAGORS: NORRIS               RICHARD
                               NORRIS               KATHI
    REGION CODE    ADDRESS   : 49 CARRELL ROAD
        01         CITY      :    RANDOLPH
                   STATE/ZIP : NJ  07869
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    333,122.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,435.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   02/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 70.83300
    ----------------------------------------------------------------
0   0031741994     MORTGAGORS: THOMAS               ROBERT
                               JANS-THOMAS          SUSAN
    REGION CODE    ADDRESS   : 12400 WEST GROVE TERRACE
        01         CITY      :    ELM GROVE
                   STATE/ZIP : WI  53122
    MORTGAGE AMOUNT :   249,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,400.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,681.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031742364     MORTGAGORS: ANGRADI              DOUGLAS
                               ANGRADI              SHARON
    REGION CODE    ADDRESS   : 13145 BENSON ESTATES COURT
        01         CITY      :    ELLICOTT CITY
                   STATE/ZIP : MD  21042
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,777.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,016.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031742646     MORTGAGORS: HOPPER               JAMES
                               HOPPER               ADELE
    REGION CODE    ADDRESS   : 2238 WEST PINEDALE AVENUE
        01         CITY      :    FRESNO
                   STATE/ZIP : CA  93711
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,789.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,841.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,616,600.00
                               P & I AMT:     10,953.50
                               UPB AMT:   1,608,679.84

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          139
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031742760     MORTGAGORS: VAN DEN BERG         PAUL
                               VAN DEN BERG         JULIANNA
    REGION CODE    ADDRESS   : 24672 VIA CARISSA
        01         CITY      :    LAGUNA NIGUEL
                   STATE/ZIP : CA  92677
    MORTGAGE AMOUNT :   276,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,779.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,859.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031742810     MORTGAGORS: MOORE                GREGORY
                               MOORE                KATHY
    REGION CODE    ADDRESS   : 7 SHON COURT
        01         CITY      :    NOVATO
                   STATE/ZIP : CA  94947
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,802.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,795.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031742869     MORTGAGORS: HINGSTON             WILLIAM
                               HINGSTON             RUTH
    REGION CODE    ADDRESS   : 5332 CHALKSTONE WAY
        01         CITY      :    FAIRFAX
                   STATE/ZIP : VA  22030
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,797.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,773.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.26800
    ----------------------------------------------------------------
0   0031742935     MORTGAGORS: KILEY                JOHN
                               KILEY                LINA
    REGION CODE    ADDRESS   : 1525 VISTA DEL MAR DRIVE
        01         CITY      :    VENTURA
                   STATE/ZIP : CA  93001
    MORTGAGE AMOUNT :   357,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    356,481.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,526.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0031743081     MORTGAGORS: ZULETA               GLORIA

    REGION CODE    ADDRESS   : 1356 MUSTANG DRIVE
        01         CITY      :    DANVILLE
                   STATE/ZIP : CA  94526
    MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    311,762.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,154.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,465,000.00
                               P & I AMT:     10,110.63
                               UPB AMT:   1,463,622.78

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          140
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031743131     MORTGAGORS: BOLAND               THOMAS
                               BOLAND               BARBARA
    REGION CODE    ADDRESS   : 11910 ODEN COURT
        01         CITY      :    ROCKVILLE
                   STATE/ZIP : MD  20852
    MORTGAGE AMOUNT :   408,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    407,689.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,817.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031743180     MORTGAGORS: HARRIS               RUSSELL
                               HARRIS               A
    REGION CODE    ADDRESS   : 3239 OCEAN FRONT WALK
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92109
    MORTGAGE AMOUNT :   441,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    440,711.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,274.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 67.84600
    ----------------------------------------------------------------
0   0031743305     MORTGAGORS: FITZGERALD           JAMES
                               FITZGERALD           JANE
    REGION CODE    ADDRESS   : 9716 CARRIAGE ROAD
        01         CITY      :    KENSINGTON
                   STATE/ZIP : MD  20895
    MORTGAGE AMOUNT :   336,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    335,737.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,292.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031743339     MORTGAGORS: TRAUTWEIN            TOM

    REGION CODE    ADDRESS   : 1597 CARIBBEAN WAY
        01         CITY      :    LAGUNA BEACH
                   STATE/ZIP : CA  92651
    MORTGAGE AMOUNT :   425,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    424,347.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,973.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 65.43000
    ----------------------------------------------------------------
0   0031743560     MORTGAGORS: BASSO                JOHN
                               BASSO                SALLY
    REGION CODE    ADDRESS   : 296 PLANTATION CIRCLE
        01         CITY      :    PONTE VEDRA BEACH
                   STATE/ZIP : FL  32082
    MORTGAGE AMOUNT :   489,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    488,646.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,341.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 64.02600
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,100,100.00
                               P & I AMT:     14,699.56
                               UPB AMT:   2,097,132.90

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          141
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031743818     MORTGAGORS: PFEIFFER             GREGORY
                               PFEIFFER             NIKKI
    REGION CODE    ADDRESS   : 11216 MONTICOOK COURT
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92127
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,542.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,072.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031743834     MORTGAGORS: DIPIPPO              RICHARD
                               DIPIPPO              MARGARET
    REGION CODE    ADDRESS   : 16619 HARBOUR TOWN DRIVE
        01         CITY      :    SILVER SPRING
                   STATE/ZIP : MD  20905
    MORTGAGE AMOUNT :   348,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :    347,871.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,345.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.98900
    ----------------------------------------------------------------
0   0031743883     MORTGAGORS: KINDA                MARGARET

    REGION CODE    ADDRESS   : 230 ROSS STREET
        01         CITY      :    SANTA CRUZ
                   STATE/ZIP : CA  95060
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,762.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,237.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031743917     MORTGAGORS: COH                  HYE

    REGION CODE    ADDRESS   : 12038 FALCON CREST WAY
        01         CITY      :    NORTHRIDGE
                   STATE/ZIP : CA  91326
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,593.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,773.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031744535     MORTGAGORS: ALEXANDER            A.
                               ALEXANDER            ANN
    REGION CODE    ADDRESS   : 933 NORTHWOOD BOULEVARD UNIT 14
        01         CITY      :    INCLINE VILLAGE
                   STATE/ZIP : NV  89451
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,726.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,387.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 51.54600
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,578,150.00
                               P & I AMT:     10,816.35
                               UPB AMT:   1,576,496.22

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          142
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031744626     MORTGAGORS: BATOR                FRANK
                               BATOR                CATHERINE
    REGION CODE    ADDRESS   : 2121 WEST SILVER LAKE DRIVE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90039
    MORTGAGE AMOUNT :   266,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,787.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,792.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 53.20000
    ----------------------------------------------------------------
0   0031744683     MORTGAGORS: SIRIWARDENA          RUVINDA
                               SIRIWARDENA          IRANTHI
    REGION CODE    ADDRESS   : 4711 CATHY AVENUE
        01         CITY      :    CYPRESS
                   STATE/ZIP : CA  90630
    MORTGAGE AMOUNT :   241,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,320.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,688.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 89.44444
    ----------------------------------------------------------------
0   0031744691     MORTGAGORS: NISHIDA              EMI
                               DINTCHO              DEMETRIUS
    REGION CODE    ADDRESS   : 1011 TOYON DRIVE,
        01         CITY      :    BURLINGAME,
                   STATE/ZIP : CA  94010
    MORTGAGE AMOUNT :   294,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    293,764.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,980.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0031744774     MORTGAGORS: FINAZZO              JOHN
                               WALEK                LORNA
    REGION CODE    ADDRESS   : 1004 ANDREAS PALMS DRIVE
        01         CITY      :    PALM SPRINGS
                   STATE/ZIP : CA  92264
    MORTGAGE AMOUNT :   380,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    379,710.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,624.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 74.50900
    ----------------------------------------------------------------
0   0031745052     MORTGAGORS: FORMAN               BRADLEY
                               AMIRI                MITRA
    REGION CODE    ADDRESS   : 5000 KELLER RIDGE DRIVE
        01         CITY      :    CLAYTON
                   STATE/ZIP : CA  94517
    MORTGAGE AMOUNT :   263,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,044.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,795.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,444,750.00
                               P & I AMT:      9,881.84
                               UPB AMT:   1,443,628.44

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          143
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031745201     MORTGAGORS: EBRAHIMI             KAMRAN
                               ALAVI                NABID
    REGION CODE    ADDRESS   : 1 KINGSTON DRIVE
        01         CITY      :    OAK BROOK
                   STATE/ZIP : IL  60523
    MORTGAGE AMOUNT :   478,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    477,645.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,342.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031745268     MORTGAGORS: SHIMAN               MARK
                               SHIMAN               SUSAN
    REGION CODE    ADDRESS   : 758 RIDGE ROAD
        01         CITY      :    BEN LOMOND
                   STATE/ZIP : CA  95005
    MORTGAGE AMOUNT :   290,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    290,523.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,983.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 71.79000
    ----------------------------------------------------------------
0   0031745284     MORTGAGORS: GRANT                MARK
                               GRANT                MARY
    REGION CODE    ADDRESS   : 2837 VIA DIEGUENOS
        01         CITY      :    ALPINE
                   STATE/ZIP : CA  91901
    MORTGAGE AMOUNT :   301,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    300,098.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,104.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 66.88800
    ----------------------------------------------------------------
0   0031745391     MORTGAGORS: DANIELSEN            ARNOLD
                               DANIELSEN            JOAN
    REGION CODE    ADDRESS   : 9 MORRIS LANE
        01         CITY      :    EAST LYME
                   STATE/ZIP : CT  06333
    MORTGAGE AMOUNT :   237,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    236,469.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,657.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031746043     MORTGAGORS: PRATT                GEORGE
                               PRATT                VONDA
    REGION CODE    ADDRESS   : 7060 CAMINITO DONOSO
        01         CITY      :    LA JOLLA
                   STATE/ZIP : CA  92037
    MORTGAGE AMOUNT :   425,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    424,684.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,971.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 74.56100
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,731,750.00
                               P & I AMT:     12,059.12
                               UPB AMT:   1,729,420.08

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          144
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031746134     MORTGAGORS: ASHLEY               DONALD
                               ASHLEY               IRENE
    REGION CODE    ADDRESS   : 1655 MT PLEASANT ROAD
        01         CITY      :    VILLANOVA
                   STATE/ZIP : PA  19085
    MORTGAGE AMOUNT :   870,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    869,354.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     6,083.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   015
    LTV :                 41.42857
    ----------------------------------------------------------------
0   0031746365     MORTGAGORS: DEGENHARDT           BARRY
                               DEGENHARDT           CHRISTINE
    REGION CODE    ADDRESS   : 3472 CAMINO VALENCIA
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92009
    MORTGAGE AMOUNT :   242,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    242,083.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,756.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0031746514     MORTGAGORS: MATHISON             LAWRENCE
                               MATHISON             DEBRA
    REGION CODE    ADDRESS   : 1141 TIMBERLINE LANE
        01         CITY      :    SANTA ANA
                   STATE/ZIP : CA  92705
    MORTGAGE AMOUNT :   415,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    414,659.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,761.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 76.85100
    ----------------------------------------------------------------
0   0031746605     MORTGAGORS: GIANGERUSO           RICHARD
                               GIANGERUSO           NANCY
    REGION CODE    ADDRESS   : 9 ROSY FINCH LANE
        01         CITY      :    ALISO VIEJO AREA
                   STATE/ZIP : CA  92660
    MORTGAGE AMOUNT :   359,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    358,719.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,449.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 89.97400
    ----------------------------------------------------------------
0   0031746647     MORTGAGORS: CZER                 GREGORY
                               CZER                 DENISE
    REGION CODE    ADDRESS   : 899 CARMONA COURT
        01         CITY      :    CHULA VISTA
                   STATE/ZIP : CA  91910
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,766.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,896.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 39.86000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,171,250.00
                               P & I AMT:     14,945.79
                               UPB AMT:   2,169,583.77

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          145
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031746795     MORTGAGORS: SAUERESSIG           TAMATHA
                               HILTON               WILLIAM
    REGION CODE    ADDRESS   : 594 GREEN STREET
        01         CITY      :    CAMBRIDGE
                   STATE/ZIP : MA  02113
    MORTGAGE AMOUNT :   426,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    426,400.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,836.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031746910     MORTGAGORS: CROSSON              CRAIG
                               CROSSON              NANCY
    REGION CODE    ADDRESS   : 8648 TIMBERMARSH LANE
        01         CITY      :    N CHARLESTON
                   STATE/ZIP : SC  29420
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,684.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031746969     MORTGAGORS: LA PIERRE            BONNIE

    REGION CODE    ADDRESS   : 4904 MATULA DRIVE
        01         CITY      :    TARZANA AREA (CITY OF LOS
                   STATE/ZIP : CA  91356
    MORTGAGE AMOUNT :   317,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    316,764.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,216.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 57.11700
    ----------------------------------------------------------------
0   0031746977     MORTGAGORS: CHERIAN              JOSEPH
                               YEN                  YANFANG
    REGION CODE    ADDRESS   : 51 FLORENCE STREET
        01         CITY      :    NEWTON
                   STATE/ZIP : MA  02467
    MORTGAGE AMOUNT :   375,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    374,914.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,591.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031747116     MORTGAGORS: LITCHFIELD           PERRY

    REGION CODE    ADDRESS   : 191 BAYVIEW DRIVE
        01         CITY      :    SAN RAFAEL
                   STATE/ZIP : CA  94901
    MORTGAGE AMOUNT :   725,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    724,434.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,945.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   015
    LTV :                 63.04300
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,093,600.00
                               P & I AMT:     14,274.86
                               UPB AMT:   2,092,513.67

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          146
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031747413     MORTGAGORS: SHAW                 DOUGLAS
                               SHAW                 SYLVIA
    REGION CODE    ADDRESS   : 323 E.MADISON AVENUE
        01         CITY      :    WHEATON
                   STATE/ZIP : IL  60187
    MORTGAGE AMOUNT :   319,680.00  OPTION TO CONVERT :
    UNPAID BALANCE :    318,963.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,235.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0031747579     MORTGAGORS: BEANUM               JOHN

    REGION CODE    ADDRESS   : 1535 STEARNS DRIVE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90035
    MORTGAGE AMOUNT :   264,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,899.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,824.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0031747868     MORTGAGORS: MIRPOUR              ALI

    REGION CODE    ADDRESS   : 20944 LOCK COURT
        01         CITY      :    STERLING
                   STATE/ZIP : VA  20944
    MORTGAGE AMOUNT :   372,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    372,530.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,638.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031747959     MORTGAGORS: YODER                PATRICK

    REGION CODE    ADDRESS   : 208 DARBY ROAD
        01         CITY      :    PAOLI
                   STATE/ZIP : PA  19301
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,815.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,734.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031747991     MORTGAGORS: ARICO                FRANK
                               ARICO                MARGARET
    REGION CODE    ADDRESS   : 665 STRAFFORD CIRCLE
        01         CITY      :    STRAFFORD
                   STATE/ZIP : PA  19087
    MORTGAGE AMOUNT :   484,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    484,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,342.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,688,580.00
                               P & I AMT:     11,774.90
                               UPB AMT:   1,687,208.97

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          147
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031748056     MORTGAGORS: BRONDUM              THOMAS
                               BRONDUM              PENNY
    REGION CODE    ADDRESS   : 24501 STARLIGHT LANE
        01         CITY      :    WEST HILLS AREA
                   STATE/ZIP : CA  91307
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,788.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,992.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 72.15100
    ----------------------------------------------------------------
0   0031748064     MORTGAGORS: ZAKY                 ESSAM
                               ZAKY                 CHRISTINE
    REGION CODE    ADDRESS   : 195 HANNA WAY
        01         CITY      :    MENLO PARK
                   STATE/ZIP : CA  94025
    MORTGAGE AMOUNT :   520,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    519,663.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,416.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 45.41900
    ----------------------------------------------------------------
0   0031748163     MORTGAGORS: LEHMAN-JOHNSON       CAROLYN

    REGION CODE    ADDRESS   : 2680 GALLIVAN LOOP
        01         CITY      :    PARK CITY
                   STATE/ZIP : UT  84060
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,772.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,991.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031748262     MORTGAGORS: IRVINE               DAVID
                               IRVINE               JAMIE
    REGION CODE    ADDRESS   : 3519 SIMSBURY COURT
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92008
    MORTGAGE AMOUNT :   270,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,538.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,846.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0031748379     MORTGAGORS: HOLT                 IRA
                               HOLT                 LINDA
    REGION CODE    ADDRESS   : 2005 HUNTERS RUN
        01         CITY      :    BIRMINGHAM
                   STATE/ZIP : AL  35244
    MORTGAGE AMOUNT :   305,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    305,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,080.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 78.20500
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,672,850.00
                               P & I AMT:     11,329.05
                               UPB AMT:   1,671,762.53

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          148
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031748411     MORTGAGORS: OGG                  MICHAEL
                               RICCARDI             ALETA
    REGION CODE    ADDRESS   : 129 COUNTRYSIDE DRIVE
        01         CITY      :    BERKELEY HEIGHTS
                   STATE/ZIP : NJ  07922
    MORTGAGE AMOUNT :   330,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    329,729.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,195.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 78.57100
    ----------------------------------------------------------------
0   0031748460     MORTGAGORS: ROBINSON             BRUCE
                               ROBINSON             DEBORA
    REGION CODE    ADDRESS   : 467 SILVER SHADOW DR.
        01         CITY      :    SAN MARCOS
                   STATE/ZIP : CA  92069
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,802.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,005.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031748577     MORTGAGORS: GUTIERREZ            FRANCISCO
                               GUTIERREZ            MARGARITA
    REGION CODE    ADDRESS   : 2138 EAST MERCED AVENUE
        01         CITY      :    WEST COVINA
                   STATE/ZIP : CA  91791
    MORTGAGE AMOUNT :   251,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,904.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,712.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0031748601     MORTGAGORS: PORTER               FRANKLIN
                               PORTER               JEAN
    REGION CODE    ADDRESS   : 9718 BENT BROOK DR
        01         CITY      :    MONTGOMERY
                   STATE/ZIP : AL  36117
    MORTGAGE AMOUNT :   276,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,768.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,813.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031748734     MORTGAGORS: LEVY                 MILES
                               LEVY                 LESLIE
    REGION CODE    ADDRESS   : 303 MORGAN HILL STREET
        01         CITY      :    SIMI VALLEY
                   STATE/ZIP : CA  93065
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,310.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,072.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 73.09300
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,437,100.00
                               P & I AMT:      9,799.57
                               UPB AMT:   1,435,515.05

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          149
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031748809     MORTGAGORS: RACANELLI            NICK
                               RACANELLI            SYLVIE
    REGION CODE    ADDRESS   : 323 SUNROCK COURT
        01         CITY      :    SIMI VALLEY
                   STATE/ZIP : CA  93065
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,356.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,729.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 70.84400
    ----------------------------------------------------------------
0   0031748825     MORTGAGORS: DINH                 QUANG
                               DINH                 RENELYN
    REGION CODE    ADDRESS   : 2163 ROSE ARBOR COURT
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95133
    MORTGAGE AMOUNT :   317,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    316,215.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,109.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.86800
    ----------------------------------------------------------------
0   0031748841     MORTGAGORS: RAPHAEL              ALAN
                               RAPHAEL              JANE
    REGION CODE    ADDRESS   : 12430 MCLENNAN AVENUE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  91344
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,777.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,097.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 77.92200
    ----------------------------------------------------------------
0   0031748882     MORTGAGORS: CREAGAN              WILLIAM
                               CREAGAN              LISA
    REGION CODE    ADDRESS   : 5353 FORECASTLE COURT
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92008
    MORTGAGE AMOUNT :   274,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    273,769.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,799.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 77.18309
    ----------------------------------------------------------------
0   0031748890     MORTGAGORS: GLAAB                PAUL
                               GLAAB                JANICE
    REGION CODE    ADDRESS   : 14 HALSEY
        01         CITY      :    LAGUNA NIGUEL
                   STATE/ZIP : CA  92677
    MORTGAGE AMOUNT :   405,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    404,676.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,728.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 67.50000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,556,000.00
                               P & I AMT:     10,464.99
                               UPB AMT:   1,553,796.10

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          150
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031748924     MORTGAGORS: NYLAND               VICKIE
                               NYLAND               MATTHEW
    REGION CODE    ADDRESS   : 290 ST CHRISTOPHER DR
        01         CITY      :    DANVILLE
                   STATE/ZIP : CA  94526
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,564.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,968.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 74.02500
    ----------------------------------------------------------------
0   0031748965     MORTGAGORS: TRINH                HONG
                               DANG                 DEREK
    REGION CODE    ADDRESS   : 2183 CELESTE COURT
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95133
    MORTGAGE AMOUNT :   313,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    312,761.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,138.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031748999     MORTGAGORS: RACKWITZ             JOHN
                               RACKWITZ             KAR
    REGION CODE    ADDRESS   : 1908 SHADYWOOD COURT
        01         CITY      :    CONCORD
                   STATE/ZIP : CA  94521
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,344.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,123.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031749070     MORTGAGORS: GOULD                ROBERT

    REGION CODE    ADDRESS   : 237 W. CONCORD LANE #237
        01         CITY      :    CHICAGO
                   STATE/ZIP : IL  60614
    MORTGAGE AMOUNT :   365,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    365,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,489.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 78.66300
    ----------------------------------------------------------------
0   0031749088     MORTGAGORS: TOLENTINO            JAIME
                               TOLENTINO            CONCEPCION
    REGION CODE    ADDRESS   : 99-950 HALAWA DRIVE
        01         CITY      :    AIEA
                   STATE/ZIP : HI  96701
    MORTGAGE AMOUNT :   287,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    286,583.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,031.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 60.42100
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,550,500.00
                               P & I AMT:     10,751.77
                               UPB AMT:   1,548,254.46

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          151
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031749203     MORTGAGORS: AZIZ                 IMRAN
                               AZIZ                 AMBREEN
    REGION CODE    ADDRESS   : 25530 CRESTFIELD CIRCLE
        01         CITY      :    CASTRO VALLEY
                   STATE/ZIP : CA  94552
    MORTGAGE AMOUNT :   385,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    385,648.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,632.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.99000
    ----------------------------------------------------------------
0   0031749336     MORTGAGORS: SNOWDEN              CHARLES
                               SNOWDEN              TERRI
    REGION CODE    ADDRESS   : 903 BRICK MANOR CIRCLE
        01         CITY      :    SILVER SPRING
                   STATE/ZIP : MD  20905
    MORTGAGE AMOUNT :   355,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    355,015.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,393.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 89.99900
    ----------------------------------------------------------------
0   0031749450     MORTGAGORS: POWRIE               FRED
                               POWRIE               LINDA
    REGION CODE    ADDRESS   : 5746 BULRUSH COURT
        01         CITY      :    WESTERVILLE
                   STATE/ZIP : OH  43082
    MORTGAGE AMOUNT :   417,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    416,967.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,849.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 64.26923
    ----------------------------------------------------------------
0   0031749518     MORTGAGORS: ATLAS                GLEN

    REGION CODE    ADDRESS   : 580 NEWPORT DRIVE
        01         CITY      :    INDIALANTIC
                   STATE/ZIP : FL  32903
    MORTGAGE AMOUNT :   319,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,256.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,206.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0031749534     MORTGAGORS: FARBMAN              LEONARD
                               FARBMAN              PAULA
    REGION CODE    ADDRESS   : 8666 FALCON GREEN DR
        01         CITY      :    WEST PALM BEACH
                   STATE/ZIP : FL  33412
    MORTGAGE AMOUNT :   270,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,845.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.96000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,749,000.00
                               P & I AMT:     11,928.37
                               UPB AMT:   1,747,389.36

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          152
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031749740     MORTGAGORS: LUEBKEMAN            STEVEN
                               LATER                SARA
    REGION CODE    ADDRESS   : 2619 RIDGE AVENUE
        01         CITY      :    EVANSTON
                   STATE/ZIP : IL  60201
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,733.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,417.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 70.70700
    ----------------------------------------------------------------
0   0031749799     MORTGAGORS: TETEAK               RANDALL
                               TETEAK               TRACY
    REGION CODE    ADDRESS   : 2146 VISTA DORADO
        01         CITY      :    NEWPORT BEACH
                   STATE/ZIP : CA  92660
    MORTGAGE AMOUNT :   284,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,783.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,961.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031749963     MORTGAGORS: WELLAND              NEAL
                               WELLAND              BETTYANN
    REGION CODE    ADDRESS   : 5062 FAIRWAY VIEW DRIVE,
        01         CITY      :    YORBA LINDA,
                   STATE/ZIP : CA  92886
    MORTGAGE AMOUNT :   266,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    266,203.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,107.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/18
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.76704
    ----------------------------------------------------------------
0   0031750045     MORTGAGORS: TRACE                DONALD
                               TRACE                RUTH
    REGION CODE    ADDRESS   : 15 SOUNDVIEW CIRCLE
        01         CITY      :    WHITE PLAINS
                   STATE/ZIP : NY  10606
    MORTGAGE AMOUNT :   278,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,587.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,925.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031750094     MORTGAGORS: DELGADO              LUIS
                               DELGADO              CLARE
    REGION CODE    ADDRESS   : 823 COLFAX
        01         CITY      :    EVANSTON
                   STATE/ZIP : IL  60201
    MORTGAGE AMOUNT :   257,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    257,450.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,778.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,436,950.00
                               P & I AMT:     10,190.56
                               UPB AMT:   1,435,758.81

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          153
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031750110     MORTGAGORS: DEMSHER              DANIEL
                               DEMSHER              GAYLE
    REGION CODE    ADDRESS   : 521-523 12TH STREET
        01         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92648
    MORTGAGE AMOUNT :   290,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    290,399.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,885.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 68.38800
    ----------------------------------------------------------------
0   0031750235     MORTGAGORS: ROSEN                DANIEL
                               LEVITAN              AMY
    REGION CODE    ADDRESS   : 160 INDIAN HILL ROAD
        01         CITY      :    CARLISLE
                   STATE/ZIP : MA  01741
    MORTGAGE AMOUNT :   336,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    336,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,235.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031750318     MORTGAGORS: DAVIS                STEVEN
                               DAVIS                JANINE
    REGION CODE    ADDRESS   : 4424 LUCERA CIRCLE
        01         CITY      :    PALOS VERDES ESTATES
                   STATE/ZIP : CA  90274
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    499,619.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,453.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031750342     MORTGAGORS: BOCKHOLD             TIMOTHY
                               BOCKHOLD             DEBRA
    REGION CODE    ADDRESS   : 27 SONGBIRD
        01         CITY      :    TRABUCO CANYON AREA
                   STATE/ZIP : CA  92679
    MORTGAGE AMOUNT :   287,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,519.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,938.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 77.77000
    ----------------------------------------------------------------
0   0031750375     MORTGAGORS: SOLOMON              JOSEPH
                               HEUPLER              KATHLEEN
    REGION CODE    ADDRESS   : 70 PALMERS MILL ROAD
        01         CITY      :    MEDIA
                   STATE/ZIP : PA  19063
    MORTGAGE AMOUNT :   318,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    317,719.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,036.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 77.56097
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,732,400.00
                               P & I AMT:     11,548.77
                               UPB AMT:   1,731,258.62

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          154
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031751134     MORTGAGORS: WHALEY               DOUGLAS
                               WHALEY               GAIL
    REGION CODE    ADDRESS   : 3389 MARINA COVE CIRCLE
        01         CITY      :    ELK GROVE
                   STATE/ZIP : CA  95758
    MORTGAGE AMOUNT :   241,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,724.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,712.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 94.99499
    ----------------------------------------------------------------
0   0031751282     MORTGAGORS: MC ENERY             JAMES
                               MC ENERY             DEBRA
    REGION CODE    ADDRESS   : 7509 DETWILLER DRIVE
        01         CITY      :    CLIFTON
                   STATE/ZIP : VA  20124
    MORTGAGE AMOUNT :   528,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    528,133.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,384.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 79.99300
    ----------------------------------------------------------------
0   0031751456     MORTGAGORS: BABBITT              ROBERT
                               JANZEN               HEIDI
    REGION CODE    ADDRESS   : 7887 PASEO TULIPERO
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92009
    MORTGAGE AMOUNT :   254,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,931.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,692.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.98800
    ----------------------------------------------------------------
0   0031751811     MORTGAGORS: PARSONS              EDWARD
                               PARSONS              JANA
    REGION CODE    ADDRESS   : 326 N LINCOLN
        01         CITY      :    HINSDALE
                   STATE/ZIP : IL  60521
    MORTGAGE AMOUNT :   397,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    396,712.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,809.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 74.20560
    ----------------------------------------------------------------
0   0031751928     MORTGAGORS: GUSTAFSON            KENNETH
                               GUSTAFSON            ELYSE
    REGION CODE    ADDRESS   : 25522 CONLEY DOWNS DRIVE
        01         CITY      :    CASTRO VALLEY
                   STATE/ZIP : CA  94552
    MORTGAGE AMOUNT :   255,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,865.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,805.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 94.98800
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,676,900.00
                               P & I AMT:     11,404.21
                               UPB AMT:   1,675,368.41

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          155
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031752017     MORTGAGORS: YOU                  SHAO
                               HU                   JIAN
    REGION CODE    ADDRESS   : 405 CUTTER LANE
        01         CITY      :    FOSTER CITY
                   STATE/ZIP : CA  94401
    MORTGAGE AMOUNT :   286,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    286,153.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,857.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031752181     MORTGAGORS: RIX                  JOHN
                               RIX                  SHELLEY
    REGION CODE    ADDRESS   : 1435 VALLE GRANDE
        01         CITY      :    ESCONDIDO
                   STATE/ZIP : CA  92025
    MORTGAGE AMOUNT :   291,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,272.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,988.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.86300
    ----------------------------------------------------------------
0   0031752264     MORTGAGORS: PARKER               PATRICK
                               PARKER               JUDY
    REGION CODE    ADDRESS   : 6711 E. CYPRESS HEAD DRIVE
        01         CITY      :    PARKLAND
                   STATE/ZIP : FL  33067
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,614.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,046.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 78.29800
    ----------------------------------------------------------------
0   0031752272     MORTGAGORS: SEVILLA              WILFREDO
                               SEVILLA              DINORA
    REGION CODE    ADDRESS   : 70 EDGEMAR
        01         CITY      :    DALY CITY
                   STATE/ZIP : CA  94014
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,776.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,886.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031752314     MORTGAGORS: PEREIRA              PABLO
                               PEREIRA              CAROLYN
    REGION CODE    ADDRESS   : 23620 ASTER TRAIL
        01         CITY      :    CALABASAS
                   STATE/ZIP : CA  91302
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,763.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,916.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,445,900.00
                               P & I AMT:      9,695.16
                               UPB AMT:   1,419,580.95

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          156
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031752447     MORTGAGORS: LE                   SU
                               BUI                  JULIA
    REGION CODE    ADDRESS   : 5978 ASTER DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95123
    MORTGAGE AMOUNT :   382,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    381,694.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,573.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.65700
    ----------------------------------------------------------------
0   0031752710     MORTGAGORS: FUSTER               JAIME
                               FUSTER               KATHLEEN
    REGION CODE    ADDRESS   : 3846 EDDINGHAM AVENUE
        01         CITY      :    CALABASAS
                   STATE/ZIP : CA  91302
    MORTGAGE AMOUNT :   279,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,787.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,926.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 76.43800
    ----------------------------------------------------------------
0   0031752744     MORTGAGORS: COCHRAN              BRIAN

    REGION CODE    ADDRESS   : 608 MAIN STREET
        01         CITY      :    HINGHAM
                   STATE/ZIP : MA  02043
    MORTGAGE AMOUNT :   330,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    329,608.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,385.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/23
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 54.09800
    ----------------------------------------------------------------
0   0031752793     MORTGAGORS: JACOBS               DOUGLAS
                               JACOBS               FRANCINE
    REGION CODE    ADDRESS   : 5911 BECKFORD AVENUE
        01         CITY      :    LOS ANGELES (TARZANA AREA
                   STATE/ZIP : CA  91356
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,773.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,773.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.88100
    ----------------------------------------------------------------
0   0031752801     MORTGAGORS: TELLES               GARY
                               TELLES               SUZANNE
    REGION CODE    ADDRESS   : 14029 EMORY DRIVE
        01         CITY      :    WHITTIER
                   STATE/ZIP : CA  90605
    MORTGAGE AMOUNT :   255,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,910.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,783.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 92.76300
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,516,100.00
                               P & I AMT:     10,443.27
                               UPB AMT:   1,514,774.56

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          157
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031752843     MORTGAGORS: ARSALA               MASSOUD
                               ARSALA               MARIAM
    REGION CODE    ADDRESS   : 11 DUNLIN LANE
        01         CITY      :    ALISO VIEJO AREA
                   STATE/ZIP : CA  92656
    MORTGAGE AMOUNT :   267,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    266,760.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,777.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031752934     MORTGAGORS: BUTLER               ALFRED
                               BUTLER               JOANNE
    REGION CODE    ADDRESS   : 332 HICKORYHILL DRIVE
        01         CITY      :    ENCINITAS
                   STATE/ZIP : CA  92024
    MORTGAGE AMOUNT :   299,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,027.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,092.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0031752942     MORTGAGORS: YI                   JAE
                               YI                   KYOUNG
    REGION CODE    ADDRESS   : 22376 KICKING HORSE DRIVE
        01         CITY      :    DIAMOND BAR
                   STATE/ZIP : CA  91765
    MORTGAGE AMOUNT :   528,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    527,598.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,646.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031753387     MORTGAGORS: KUEHL                JAMES

    REGION CODE    ADDRESS   : 1341 ANGLE TARN
        01         CITY      :    WEST DUNDEE
                   STATE/ZIP : IL  60118
    MORTGAGE AMOUNT :   256,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,095.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,751.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 90.38700
    ----------------------------------------------------------------
0   0031753460     MORTGAGORS: WARREN               MERLE
                               SILVA                MARY
    REGION CODE    ADDRESS   : 4440 MUIR AVENUE
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92107
    MORTGAGE AMOUNT :   299,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    298,766.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,039.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.73300
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,650,150.00
                               P & I AMT:     11,307.72
                               UPB AMT:   1,648,249.17

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          158
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031753486     MORTGAGORS: KURBAN               SCOTT
                               DRENNAN              KIMBERLY
    REGION CODE    ADDRESS   : 830 SOUTH CLARKSON STREET
        01         CITY      :    DENVER
                   STATE/ZIP : CO  80209
    MORTGAGE AMOUNT :   280,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    280,170.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,963.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031753544     MORTGAGORS: OHLSON               JOHN
                               OHLSON               ELIZABETH
    REGION CODE    ADDRESS   : 5 GARY ROAD
        01         CITY      :    FOXBOROUGH
                   STATE/ZIP : MA  02035
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,823.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 77.64705
    ----------------------------------------------------------------
0   0031753635     MORTGAGORS: KAISER               PAUL

    REGION CODE    ADDRESS   : 3255 WOODMEN ROAD
        01         CITY      :    COLORADO SPRINGS
                   STATE/ZIP : CO  80919
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    318,696.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,264.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 62.13500
    ----------------------------------------------------------------
0   0031753718     MORTGAGORS: HEDRICK              RONALD
                               HEDRICK              SUZANNE
    REGION CODE    ADDRESS   : 1350 WAPITI ROAD
        01         CITY      :    EAGLE
                   STATE/ZIP : CO  81631
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,399.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,946.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 41.04400
    ----------------------------------------------------------------
0   0031753759     MORTGAGORS: BRANT                SERINA
                               BRANT                KIM
    REGION CODE    ADDRESS   : 2479 SOUTH NEWCOMBE STREET
        01         CITY      :    LAKEWOOD
                   STATE/ZIP : CO  80227
    MORTGAGE AMOUNT :   258,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    257,461.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,851.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,398,200.00
                               P & I AMT:      9,849.36
                               UPB AMT:   1,394,728.28

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          159
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031753866     MORTGAGORS: HINZ                 ROBERT
                               HINZ                 KAYOKO
    REGION CODE    ADDRESS   : 9816 RAINIER AVENUE
        01         CITY      :    S SEATTLE
                   STATE/ZIP : WA  98118
    MORTGAGE AMOUNT :   396,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    395,410.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,768.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031754336     MORTGAGORS: TRESPALACIOS         HECTOR
                               TRESPALACIOS         GABRIELLA
    REGION CODE    ADDRESS   : 17 GINGHAM STREET
        01         CITY      :    TRABUCO CANYON (AREA)
                   STATE/ZIP : CA  92679
    MORTGAGE AMOUNT :   283,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,194.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,005.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 84.97700
    ----------------------------------------------------------------
0   0031754583     MORTGAGORS: MURPHY               FRANK
                               MURPHY               JEANIE
    REGION CODE    ADDRESS   : 21705 NORTHEAST 29TH STREET
        01         CITY      :    REDMOND
                   STATE/ZIP : WA  98053
    MORTGAGE AMOUNT :   336,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    335,499.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,349.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031754633     MORTGAGORS: PERIGAULT            ELIZABETH
                               PERIGAULT            J
    REGION CODE    ADDRESS   : 2187 ROSE ARBOR COURT
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95133
    MORTGAGE AMOUNT :   310,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    309,821.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,197.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 79.98400
    ----------------------------------------------------------------
0   0031754682     MORTGAGORS: MEANEY               LAWRENCE
                               MEANEY               SHARON
    REGION CODE    ADDRESS   : 2210 ROSE ARBOR COURT
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95133
    MORTGAGE AMOUNT :   293,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    292,310.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,998.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 78.55400
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,618,900.00
                               P & I AMT:     11,320.62
                               UPB AMT:   1,616,236.63

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          160
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031754740     MORTGAGORS: WOLTHERS             MARCEL
                               WOLTHERS             MONICA
    REGION CODE    ADDRESS   : 26141 CARROLL LANE
        01         CITY      :    STEVENSON RANCH
                   STATE/ZIP : CA  91381
    MORTGAGE AMOUNT :   352,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    351,121.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,371.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031754781     MORTGAGORS: EMPERADOR            FERDINAND
                               EMPERADOR            THELMA
    REGION CODE    ADDRESS   : 2204 ROSE ARBOR COURT
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95133
    MORTGAGE AMOUNT :   292,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,843.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,970.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.99100
    ----------------------------------------------------------------
0   0031754815     MORTGAGORS: HOM                  LAWTON
                               CHUONG               DINH
    REGION CODE    ADDRESS   : 2199 ROSE ARBOR COURT
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95133
    MORTGAGE AMOUNT :   303,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    302,129.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,991.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.97500
    ----------------------------------------------------------------
0   0031754864     MORTGAGORS: HUANG                WEI

    REGION CODE    ADDRESS   : 2182 CELESTE COURT
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95133
    MORTGAGE AMOUNT :   302,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    302,204.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,092.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.71000
    ----------------------------------------------------------------
0   0031754898     MORTGAGORS: SOMMERS              JULIA
                               FRANCO-MENDENHALL    ROBIN
    REGION CODE    ADDRESS   : 26133 CARROLL LANE,
        01         CITY      :    STEVENSON RANCH,
                   STATE/ZIP : CA  91381
    MORTGAGE AMOUNT :   304,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    303,301.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,099.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,554,550.00
                               P & I AMT:     10,525.34
                               UPB AMT:   1,550,601.61

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          161
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031754930     MORTGAGORS: CARTER               WILLIAM
                               CARTER               CARO
    REGION CODE    ADDRESS   : 279 POWERS COURT
        01         CITY      :    MARIETTA
                   STATE/ZIP : GA  30067
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,720.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,358.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 67.56700
    ----------------------------------------------------------------
0   0031754955     MORTGAGORS: SCHUSSMAN            PATRICK
                               SCHUSSMAN            LAURA
    REGION CODE    ADDRESS   : 368 KITETAIL STREET
        01         CITY      :    SIMI VALLEY
                   STATE/ZIP : CA  93065
    MORTGAGE AMOUNT :   325,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :    324,421.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,273.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 79.99200
    ----------------------------------------------------------------
0   0031754971     MORTGAGORS: MUTTART              GEORGE
                               RYDER                GINGER
    REGION CODE    ADDRESS   : 2310 LYONS AVENUE NORTHEAST
        01         CITY      :    RENTON
                   STATE/ZIP : WA  98059
    MORTGAGE AMOUNT :   381,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    380,503.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,599.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 89.96900
    ----------------------------------------------------------------
0   0031755028     MORTGAGORS: HUYNH                CHRIS
                               HO                   NGOC-ANH
    REGION CODE    ADDRESS   : 2177 CELESTE COURT
        01         CITY      :    SAN JOSE,
                   STATE/ZIP : CA  95133
    MORTGAGE AMOUNT :   294,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    293,607.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,007.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.97500
    ----------------------------------------------------------------
0   0031755051     MORTGAGORS: PURCELL              THOMAS
                               PURCELL              ROBIN
    REGION CODE    ADDRESS   : 8621 STONEHOUSE DRIVE
        01         CITY      :    ELLICOTT CITY
                   STATE/ZIP : MD  21043
    MORTGAGE AMOUNT :   260,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,986.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,777.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.91600
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,611,150.00
                               P & I AMT:     11,016.70
                               UPB AMT:   1,608,238.33

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          162
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031755127     MORTGAGORS: KNAPP                STEPHEN
                               KNAPP                MARY
    REGION CODE    ADDRESS   : 1316 VALLEY OAK WAY,
        01         CITY      :    BEL AIR,
                   STATE/ZIP : MD  21014
    MORTGAGE AMOUNT :   284,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,995.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,894.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 78.64600
    ----------------------------------------------------------------
0   0031755143     MORTGAGORS: KLOP                 RUSS
                               KLOP                 MICHELLE
    REGION CODE    ADDRESS   : 11 CRANWELL
        01         CITY      :    ALISO VIEJO
                   STATE/ZIP : CA  92656
    MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,810.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,919.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031755168     MORTGAGORS: AHN                  JONG-GILL
                               AHN                  KUI
    REGION CODE    ADDRESS   : 7030 STARSTONE DRIVE
        01         CITY      :    RANCHO PALOS VERDES
                   STATE/ZIP : CA  90275
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,687.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,728.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031755234     MORTGAGORS: IYER                 VENKATESHWARAN
                               IYER                 MARGARITA
    REGION CODE    ADDRESS   : 1838 BAGLEY AVENUE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90035
    MORTGAGE AMOUNT :   375,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    374,714.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,590.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031755267     MORTGAGORS: SHAFFER              PHILIP
                               SHAFFER              GLORIA
    REGION CODE    ADDRESS   : 75 EL PORTAL DRIVE
        01         CITY      :    CLAYTON
                   STATE/ZIP : CA  94517
    MORTGAGE AMOUNT :   330,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    329,742.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,251.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 78.57100
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,657,700.00
                               P & I AMT:     11,384.03
                               UPB AMT:   1,655,951.83

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          163
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031755408     MORTGAGORS: BEHNKE               ERIC
                               BEHNKE               STEPHANIE
    REGION CODE    ADDRESS   : 7 KINGS CASTLE
        01         CITY      :    SAN ANTONIO
                   STATE/ZIP : TX  78257
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,788.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,066.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031755713     MORTGAGORS: BARTELLO             ANTHONY
                               BARTELLO             DANA
    REGION CODE    ADDRESS   : 81 HOLLYWOOD AVENUE
        01         CITY      :    FAIRFIELD
                   STATE/ZIP : NJ  07004
    MORTGAGE AMOUNT :   364,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    364,222.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,517.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0031755796     MORTGAGORS: HADNETT              ARTHUR
                               HADNETT              PATRICIA
    REGION CODE    ADDRESS   : 9440 BRANDON COURT
        01         CITY      :    NORTHRIDGE
                   STATE/ZIP : CA  91325
    MORTGAGE AMOUNT :   411,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    410,654.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,699.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 77.69300
    ----------------------------------------------------------------
0   0031755986     MORTGAGORS: ELLIOT               MICHAEL
                               ELLIOT               JULIE
    REGION CODE    ADDRESS   : 22142 MONTELLANO
        01         CITY      :    MISSION VIEJO
                   STATE/ZIP : CA  92691
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,792.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,957.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031755994     MORTGAGORS: TZOU                 CHIEN-SHIUNG
                               YANG                 YI-SHAN
    REGION CODE    ADDRESS   : 19717 YUBA COURT
        01         CITY      :    SARATOGA
                   STATE/ZIP : CA  95070
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,765.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,046.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 44.84300
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,647,500.00
                               P & I AMT:     11,288.59
                               UPB AMT:   1,646,224.18

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          164
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031756018     MORTGAGORS: THOMAS               ROGER
                               THOMAS               M
    REGION CODE    ADDRESS   : 1636 ANITA LANE
        01         CITY      :    NEWPORT BEACH
                   STATE/ZIP : CA  92660
    MORTGAGE AMOUNT :   484,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    483,631.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,342.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 72.23880
    ----------------------------------------------------------------
0   0031756042     MORTGAGORS: PARSONS              CINDY

    REGION CODE    ADDRESS   : 1528 PUERTO VALLARTA DRIVE,
        01         CITY      :    SAN JOSE,
                   STATE/ZIP : CA  95120
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,785.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,875.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 67.90100
    ----------------------------------------------------------------
0   0031756075     MORTGAGORS: KANG                 YONG

    REGION CODE    ADDRESS   : 10400 STERLING BLVD
        01         CITY      :    CUPERTINO
                   STATE/ZIP : CA  95014
    MORTGAGE AMOUNT :   380,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    379,696.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,560.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031756364     MORTGAGORS: CHAKRABARTI          ALOK
                               CHAKRABARTI          KABITA
    REGION CODE    ADDRESS   : 65 RIDGE DRIVE EAST
        01         CITY      :    BERKELEY HEIGHTS
                   STATE/ZIP : NJ  07922
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,603.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,795.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 70.27000
    ----------------------------------------------------------------
0   0031756380     MORTGAGORS: WENGER               GEORGE
                               WENGER               DEBORAH
    REGION CODE    ADDRESS   : 304 MILL RACE LANE
        01         CITY      :    UPPER MAKEFIELD TWSP
                   STATE/ZIP : PA  18940
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,765.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,046.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 69.93000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,699,000.00
                               P & I AMT:     11,621.28
                               UPB AMT:   1,697,482.37

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          165
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031756406     MORTGAGORS: MURPHY               PAUL
                               MURPHY               CHERYL
    REGION CODE    ADDRESS   : 55 CHAPLEGATE ROAD
        01         CITY      :    CANTON
                   STATE/ZIP : MA  02021
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    359,745.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,579.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 77.58600
    ----------------------------------------------------------------
0   0031756471     MORTGAGORS: KAN                  TOM
                               KAN                  KAREN
    REGION CODE    ADDRESS   : 6900 SANDTRACK ROAD
        01         CITY      :    RIVERSIDE
                   STATE/ZIP : CA  92506
    MORTGAGE AMOUNT :   355,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    354,729.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,451.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 74.73600
    ----------------------------------------------------------------
0   0031756505     MORTGAGORS: SEVERIN              TERRI

    REGION CODE    ADDRESS   : 1648 LOOKOUT DRIVE
        01         CITY      :    AGOURA AREA
                   STATE/ZIP : CA  91301
    MORTGAGE AMOUNT :   326,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    326,145.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,226.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.80400
    ----------------------------------------------------------------
0   0031756687     MORTGAGORS: SCHAMADAN            MICHAEL
                               GRIMES               BRANDI
    REGION CODE    ADDRESS   : 77TH STREET N. OF REDBIRD ROAD
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85255
    MORTGAGE AMOUNT :   254,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,001.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,734.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 89.99000
    ----------------------------------------------------------------
0   0031756752     MORTGAGORS: MILLER               ROBERT
                               MILLER               BARBARA
    REGION CODE    ADDRESS   : 318 NORTH MADISON AVENUE
        01         CITY      :    MONROVIA
                   STATE/ZIP : CA  91016
    MORTGAGE AMOUNT :   249,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    248,795.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,656.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.04700
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,544,600.00
                               P & I AMT:     10,648.31
                               UPB AMT:   1,543,418.75

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          166
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031756927     MORTGAGORS: SMITH                DAVID
                               SMITH                THERESA
    REGION CODE    ADDRESS   : 6419 E. ABBEYWOOD ROAD
        01         CITY      :    ORANGE,
                   STATE/ZIP : CA  92867
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,744.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,155.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 70.17500
    ----------------------------------------------------------------
0   0031757172     MORTGAGORS: MC NEAL              DONALD
                               MC NEAL              MICHELLE
    REGION CODE    ADDRESS   : 15 VIRGIL WALK
        01         CITY      :    LONG BEACH
                   STATE/ZIP : CA  90803
    MORTGAGE AMOUNT :   303,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    302,443.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,015.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 51.79400
    ----------------------------------------------------------------
0   0031757289     MORTGAGORS: ANDERSON             SIDNEY
                               ANDERSON             FIONA
    REGION CODE    ADDRESS   : 7822 GOLDFISH WAY
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92129
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,807.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,817.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031757388     MORTGAGORS: YON                  GLEN
                               PYLAT-YON            DONNA
    REGION CODE    ADDRESS   : 6331 EAST VERA CREST DRIVE
        01         CITY      :    LONG BEACH
                   STATE/ZIP : CA  90815
    MORTGAGE AMOUNT :   442,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    441,341.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,090.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 79.63900
    ----------------------------------------------------------------
0   0031757461     MORTGAGORS: HARRIS               RICHARD
                               HARRIS               LAURETTE
    REGION CODE    ADDRESS   : 384 KITETAIL STREET
        01         CITY      :    SIMI VALLEY
                   STATE/ZIP : CA  93065
    MORTGAGE AMOUNT :   324,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    323,816.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,242.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 84.98800
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,649,650.00
                               P & I AMT:     11,322.54
                               UPB AMT:   1,647,153.82

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          167
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031757487     MORTGAGORS: VAN SLEET            DAVID
                               VAN SLEET            ANDREA
    REGION CODE    ADDRESS   : 251 U.S. ROUTE 5 NORTH
        01         CITY      :    NORWICH,
                   STATE/ZIP : VT  05055
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,771.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,072.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 66.66600
    ----------------------------------------------------------------
0   0031757560     MORTGAGORS: WOODS                DOUGLAS

    REGION CODE    ADDRESS   : 12 CEDAR ROAD
        01         CITY      :    NORTH HAMPTON
                   STATE/ZIP : NH  03862
    MORTGAGE AMOUNT :   313,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    313,367.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,192.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031757982     MORTGAGORS: KEPPLER              JOHN

    REGION CODE    ADDRESS   : 3702 SOUTH 198TH STREET
        01         CITY      :    SEATTLE
                   STATE/ZIP : WA  98188
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,781.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,708.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 72.22200
    ----------------------------------------------------------------
0   0031758014     MORTGAGORS: HEPBURN              LAWRENCE
                               HEPBURN              SALLY
    REGION CODE    ADDRESS   : 825 REEF ROAD
        01         CITY      :    VERO BEACH
                   STATE/ZIP : FL  32963
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,726.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,387.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 45.16100
    ----------------------------------------------------------------
0   0031758196     MORTGAGORS: BEBOUT               DONALD
                               BEBOUT               SHARON
    REGION CODE    ADDRESS   : 22742 COTTONWOOD
        01         CITY      :    MISSION VIEJO
                   STATE/ZIP : CA  92692
    MORTGAGE AMOUNT :   397,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    396,690.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,708.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.61900
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,620,600.00
                               P & I AMT:     11,068.63
                               UPB AMT:   1,619,337.82

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          168
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031758287     MORTGAGORS: SPECHLER             KAREN
                               SPECHLER             ARNOLD
    REGION CODE    ADDRESS   : 7796 PAXTON COURT
        01         CITY      :    GOLETA
                   STATE/ZIP : CA  93117
    MORTGAGE AMOUNT :   254,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,315.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,801.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 79.99600
    ----------------------------------------------------------------
0   0031758295     MORTGAGORS: LUDDY                STEPHEN
                               LUDDY                MARIE
    REGION CODE    ADDRESS   : 89 TAYLOR DRIVE
        01         CITY      :    FAIRFAX
                   STATE/ZIP : CA  94930
    MORTGAGE AMOUNT :   258,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    245,905.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,743.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   05/01/24
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031758550     MORTGAGORS: JONES                GEORGE
                               JONES                DIANE
    REGION CODE    ADDRESS   : 2393 OTONO CIRCLE
        01         CITY      :    THOUSAND OAKS
                   STATE/ZIP : CA  91362
    MORTGAGE AMOUNT :   293,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    293,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,027.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 71.58500
    ----------------------------------------------------------------
0   0031758568     MORTGAGORS: BINDRA               GURSH
                               BINDRA               KATHARINA
    REGION CODE    ADDRESS   : 5 ECHO RIDGE ROAD
        01         CITY      :    RANDOLPH
                   STATE/ZIP : NJ  07869
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,783.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,756.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031758634     MORTGAGORS: CLARK                DENNIS
                               ESTEVEZ-CLARK        BEATRIZ
    REGION CODE    ADDRESS   : 1431 LAMBERTS MILL ROAD
        01         CITY      :    WESTFIELD
                   STATE/ZIP : NJ  07090
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,690.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,334,750.00
                               P & I AMT:      9,018.55
                               UPB AMT:   1,321,505.17

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          169
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031758824     MORTGAGORS: PAPAS                JOHN
                               PAPAS                KUNIKO
    REGION CODE    ADDRESS   : 78 ADDISON DRIVE
        01         CITY      :    BERNARDS TOWNSHIP
                   STATE/ZIP : NJ  07920
    MORTGAGE AMOUNT :   328,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    327,744.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,237.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 77.63300
    ----------------------------------------------------------------
0   0031758857     MORTGAGORS: DEMBITZ              ANDREW
                               DEMBITZ              MARLA
    REGION CODE    ADDRESS   : 247 WILLOW AVENUE
        01         CITY      :    DEERFIELD
                   STATE/ZIP : IL  60015
    MORTGAGE AMOUNT :   273,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    273,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,862.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.83300
    ----------------------------------------------------------------
0   0031758915     MORTGAGORS: KANEY                CARL
                               KANEY                GIGI
    REGION CODE    ADDRESS   : 12990 CAMINITO ANGELICO
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92130
    MORTGAGE AMOUNT :   250,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,400.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,708.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 89.98400
    ----------------------------------------------------------------
0   0031758949     MORTGAGORS: SHELOR               ROBERT

    REGION CODE    ADDRESS   : 305 MAGNOLIA STREET
        01         CITY      :    WINDERMERE
                   STATE/ZIP : FL  34786
    MORTGAGE AMOUNT :   285,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    285,377.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,948.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031759087     MORTGAGORS: MILLER               THOMAS
                               MILLER               SANDRA
    REGION CODE    ADDRESS   : 3612 TEMPEST DRIVE
        01         CITY      :    LAKE OSWEGO,
                   STATE/ZIP : OR  97035
    MORTGAGE AMOUNT :   243,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,564.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,683.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 78.62900
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,380,750.00
                               P & I AMT:      9,439.87
                               UPB AMT:   1,380,085.86

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          170
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031759475     MORTGAGORS: SCHWALBACH           JON
                               SCHWALBACH           DINA
    REGION CODE    ADDRESS   : 2074 BROOKFIELD DRIVE
        01         CITY      :    THOUSAND OAKS
                   STATE/ZIP : CA  91362
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,586.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,017.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 79.83100
    ----------------------------------------------------------------
0   0031759574     MORTGAGORS: MACDONALD            CHARLES
                               MACDONALD            CATHERINE
    REGION CODE    ADDRESS   : 98 MANATEE ROAD
        01         CITY      :    HINGHAM
                   STATE/ZIP : MA  02043
    MORTGAGE AMOUNT :   318,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    318,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,223.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 88.33300
    ----------------------------------------------------------------
0   0031759640     MORTGAGORS: ELLOVICH             DAVID
                               ELLOVICH             LISA
    REGION CODE    ADDRESS   : 311 FERN STREET
        01         CITY      :    WEST HARTFORD
                   STATE/ZIP : CT  06119
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,794.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,800.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031759764     MORTGAGORS: BURKHOLDER           LAURA

    REGION CODE    ADDRESS   : 5301 ASHCROFT ROAD
        01         CITY      :    MINNETONKA
                   STATE/ZIP : MN  55345
    MORTGAGE AMOUNT :   248,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    248,700.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,676.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 76.84400
    ----------------------------------------------------------------
0   0031759772     MORTGAGORS: BOLTON               THERESA
                               BAKER                REBECCA
    REGION CODE    ADDRESS   : 505 WILLIAMS STREET
        01         CITY      :    FOLSOM
                   STATE/ZIP : CA  95630
    MORTGAGE AMOUNT :   336,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    336,656.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,384.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 94.99900
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,452,800.00
                               P & I AMT:     10,103.12
                               UPB AMT:   1,451,737.31

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          171
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031759780     MORTGAGORS: ROSEN                BARBARA
                               ROSEN                MARVIN
    REGION CODE    ADDRESS   : 9442 CEDAR BRIDGE LANE
        01         CITY      :    SARASOTA
                   STATE/ZIP : FL  34238
    MORTGAGE AMOUNT :   325,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    324,752.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,244.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 76.97700
    ----------------------------------------------------------------
0   0031759806     MORTGAGORS: LEHMANN              PETER
                               LEHMANN              MARY
    REGION CODE    ADDRESS   : 359 OLD TAPPAN ROAD
        01         CITY      :    OLD TAPPAN
                   STATE/ZIP : NJ  07675
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,793.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,807.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 67.77400
    ----------------------------------------------------------------
0   0031759822     MORTGAGORS: KLINE                CHARLES
                               KLINE                CATHERINE
    REGION CODE    ADDRESS   : MUSCONGUS POINT ROAD
        01         CITY      :    BRISTOL
                   STATE/ZIP : ME  04568
    MORTGAGE AMOUNT :   267,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,096.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,846.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 74.97800
    ----------------------------------------------------------------
0   0031759863     MORTGAGORS: SAPORITO             STEPHEN
                               SAPORITO             ALICIA
    REGION CODE    ADDRESS   : 965 SOUTH WILDROSE LANE
        01         CITY      :    ANAHEIM
                   STATE/ZIP : CA  92808
    MORTGAGE AMOUNT :   324,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    323,747.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,210.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.02400
    ----------------------------------------------------------------
0   0031759889     MORTGAGORS: GOLDMAN              GARY
                               GOLDMAN              JUNG-SOO
    REGION CODE    ADDRESS   : 9 CAMBRIDGE STREET
        01         CITY      :    ENGLEWOOD CLIFFS
                   STATE/ZIP : NJ  07632
    MORTGAGE AMOUNT :   319,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,150.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,178.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 69.73700
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,500,700.00
                               P & I AMT:     10,287.76
                               UPB AMT:   1,499,540.66

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          172
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031759897     MORTGAGORS: LILLEY               CHRISTOPHER
                               LILLEY               PAMELA
    REGION CODE    ADDRESS   : 705 JAMESTOWN WAY
        01         CITY      :    EAST GOSHEN TWP.,
                   STATE/ZIP : PA  19380
    MORTGAGE AMOUNT :   275,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,465.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,904.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 68.07400
    ----------------------------------------------------------------
0   0031760010     MORTGAGORS: MANZANARES           JOHN
                               MANZANARES           KELLY
    REGION CODE    ADDRESS   : 37 LAS PISADAS
        01         CITY      :    RANCHO SANTA MARGARITA
                   STATE/ZIP : CA  92688
    MORTGAGE AMOUNT :   324,984.00  OPTION TO CONVERT :
    UNPAID BALANCE :    324,754.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,328.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031760143     MORTGAGORS: BERMAN               WILLIAM
                               BERMAN               MARCIA
    REGION CODE    ADDRESS   : 1204 N INDIAN PAINTBRUSH
        01         CITY      :    PAYSON
                   STATE/ZIP : AZ  85541
    MORTGAGE AMOUNT :   337,287.99  OPTION TO CONVERT :
    UNPAID BALANCE :    337,018.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,272.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 65.55600
    ----------------------------------------------------------------
0   0031760150     MORTGAGORS: TORRES               CHRISTOPHER
                               CHAMBERLAIN          DAWN
    REGION CODE    ADDRESS   : 9102 EL VERANO WAY
        01         CITY      :    GILROY
                   STATE/ZIP : CA  95020
    MORTGAGE AMOUNT :   305,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    304,666.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,056.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 94.99300
    ----------------------------------------------------------------
0   0031760374     MORTGAGORS: BLUM                 BRIAN
                               PHILLIPS             JANET
    REGION CODE    ADDRESS   : 4 PRESIDIO COURT
        01         CITY      :    CORTE MADERA
                   STATE/ZIP : CA  94925
    MORTGAGE AMOUNT :   488,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    487,637.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,412.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 73.38300
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,731,221.99
                               P & I AMT:     11,973.50
                               UPB AMT:   1,725,543.05

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          173
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031760499     MORTGAGORS: PATTERSON            CYNTHIA
                               PATTERSON            ROBERT
    REGION CODE    ADDRESS   : 1362 DISCOVERY BAY BOULEVARD
        01         CITY      :    DISCOVERY BAY
                   STATE/ZIP : CA  94514
    MORTGAGE AMOUNT :   344,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    343,724.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,317.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031760689     MORTGAGORS: HERB                 JOHN
                               HERB                 ELIZABETH
    REGION CODE    ADDRESS   : 851 SOUTHHAMPTON DRIVE
        01         CITY      :    PALO ALTO
                   STATE/ZIP : CA  94303
    MORTGAGE AMOUNT :   545,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    544,595.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,810.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 48.87800
    ----------------------------------------------------------------
0   0031760721     MORTGAGORS: STAUB                NANCY
                               KENT                 RAMONA
    REGION CODE    ADDRESS   : 20550 SPRING CREEK TRAIL
        01         CITY      :    BUFFALO CREEK
                   STATE/ZIP : CO  80425
    MORTGAGE AMOUNT :   380,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    379,419.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,624.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031760820     MORTGAGORS: THOMPSON             JOHN
                               THOMPSON             ELIZABETH
    REGION CODE    ADDRESS   : 8820 ESTES ROAD
        01         CITY      :    MACON
                   STATE/ZIP : GA  31210
    MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    314,766.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,202.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 78.75000
    ----------------------------------------------------------------
0   0031760895     MORTGAGORS: CIANELLI             PAUL
                               CIANELLI             ELAINE
    REGION CODE    ADDRESS   : LOT 53 BREWER LANE
        01         CITY      :    DUXBURY
                   STATE/ZIP : MA  02332
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    499,588.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,432.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 69.14300
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,084,000.00
                               P & I AMT:     14,388.18
                               UPB AMT:   2,082,094.64

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          174
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031760929     MORTGAGORS: ACCARDO              GARRETT

    REGION CODE    ADDRESS   : 4051 MONTAIGNE WAY
        01         CITY      :    PALOS VERDES PENINSULA
                   STATE/ZIP : CA  90274
    MORTGAGE AMOUNT :   492,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    491,634.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,440.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031760937     MORTGAGORS: ELLIS                MICHAEL
                               ELLIS                ANGELA
    REGION CODE    ADDRESS   : 400 BIRKDALE DRIVE
        01         CITY      :    FAYETTEVILLE
                   STATE/ZIP : GA  30215
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,788.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,778.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031761067     MORTGAGORS: WILSON               GARY
                               WILSON               JOELLEN
    REGION CODE    ADDRESS   : 3 PIEDMONT
        01         CITY      :    DOVE CANYON AREA
                   STATE/ZIP : CA  92679
    MORTGAGE AMOUNT :   425,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    424,668.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,899.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 73.91300
    ----------------------------------------------------------------
0   0031761174     MORTGAGORS: OCTIGAN              T
                               OCTIGAN              JILL
    REGION CODE    ADDRESS   : 945 PRIVATE ROAD
        01         CITY      :    WINNETKA
                   STATE/ZIP : IL  60093
    MORTGAGE AMOUNT : 1,500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :  1,498,739.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     9,853.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   015
    LTV :                 62.50000
    ----------------------------------------------------------------
0   0031761240     MORTGAGORS: CHANG                JAMES
                               YANG                 WINNIE
    REGION CODE    ADDRESS   : 436 HIGH STREET #105
        01         CITY      :    PALO ALTO
                   STATE/ZIP : CA  94301
    MORTGAGE AMOUNT :   305,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    305,367.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,110.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,986,600.00
                               P & I AMT:     20,082.65
                               UPB AMT:   2,984,199.48

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          175
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031761281     MORTGAGORS: CHA                  SEUNG
                               CHA                  DUK
    REGION CODE    ADDRESS   : 4477 WILSHIRE NO. 103
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90010
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,814.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,748.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 89.92800
    ----------------------------------------------------------------
0   0031761406     MORTGAGORS: CAMPAGNE             DAVID
                               CAMPAGNE             SUSAN
    REGION CODE    ADDRESS   : 480 MONTECITO ROAD
        01         CITY      :    CORTE MADERA
                   STATE/ZIP : CA  94925
    MORTGAGE AMOUNT :   467,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    467,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,146.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 69.18500
    ----------------------------------------------------------------
0   0031761463     MORTGAGORS: BOTTANO              RONALD
                               BOTTANO              SHERRI
    REGION CODE    ADDRESS   : 131 GRANADA AVENUE
        01         CITY      :    LONG BEACH
                   STATE/ZIP : CA  90803
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,762.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,237.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031761489     MORTGAGORS: HITE                 KENNETH

    REGION CODE    ADDRESS   : 806 NORTH HILLSIDE DRIVE
        01         CITY      :    LONG BEACH
                   STATE/ZIP : CA  90815
    MORTGAGE AMOUNT :   370,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    369,725.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,587.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 71.84400
    ----------------------------------------------------------------
0   0031761547     MORTGAGORS: CLARK                WILLIAM
                               CLARK                CRISTINE
    REGION CODE    ADDRESS   : 1901 RIDLEY CREEK ROAD,
        01         CITY      :    MEDIA,
                   STATE/ZIP : PA  19063
    MORTGAGE AMOUNT :   269,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,105.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,906.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 94.99100
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,676,300.00
                               P & I AMT:     11,624.99
                               UPB AMT:   1,675,407.46

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          176
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031761562     MORTGAGORS: SOLOMAN              JEFFREY
                               SOLOMAN              LAURIE
    REGION CODE    ADDRESS   : 19632 VILLAGE OAKS CIRCLE
        01         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92648
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,680.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,694.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 63.46200
    ----------------------------------------------------------------
0   0031761711     MORTGAGORS: GREGORY              KENNETH
                               GREGORY              CHARLOTTE
    REGION CODE    ADDRESS   : 18 PARTERRE AVEUNE
        01         CITY      :    FOOTHILL RANCH AREA
                   STATE/ZIP : CA  92610
    MORTGAGE AMOUNT :   253,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    252,660.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,769.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 88.77100
    ----------------------------------------------------------------
0   0031761919     MORTGAGORS: HO                   EDWARD
                               HO                   LAURA
    REGION CODE    ADDRESS   : 360 SUNROCK COURT
        01         CITY      :    SIMI VALLEY
                   STATE/ZIP : CA  93065
    MORTGAGE AMOUNT :   288,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,959.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,991.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.98900
    ----------------------------------------------------------------
0   0031761976     MORTGAGORS: DAVIS                DON
                               TAYLOR-DAVIS         DONNA
    REGION CODE    ADDRESS   : 17906 RED ROCKS
        01         CITY      :    GERMANTOWN
                   STATE/ZIP : MD  20874
    MORTGAGE AMOUNT :   280,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,905.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,937.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 89.99400
    ----------------------------------------------------------------
0   0031762008     MORTGAGORS: O'BRIEN              KEVIN
                               LACHANSKI            JENNIFER
    REGION CODE    ADDRESS   : 4 EDWARDS POINT ROAD
        01         CITY      :    RUMSON
                   STATE/ZIP : NJ  07760
    MORTGAGE AMOUNT :   375,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    374,707.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,558.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 52.82700
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,596,950.00
                               P & I AMT:     10,951.65
                               UPB AMT:   1,594,913.31

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          177
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031762529     MORTGAGORS: THOMSON              THOMAS
                               THOMSON              JEANNE
    REGION CODE    ADDRESS   : 25 SUNNINGDALE
        01         CITY      :    COTO DE CAZA
                   STATE/ZIP : CA  92679
    MORTGAGE AMOUNT :   495,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    494,385.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,294.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.23200
    ----------------------------------------------------------------
0   0031762867     MORTGAGORS: LATTIMORE            ROBERT
                               LATTIMORE            PAMELA
    REGION CODE    ADDRESS   : 1509 TROTTERS COVE
        01         CITY      :    DUNWOODY
                   STATE/ZIP : GA  30338
    MORTGAGE AMOUNT :   344,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    343,724.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,317.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031762933     MORTGAGORS: ROBERTSON            MATTHEW
                               ROBERTSON            CHERYL
    REGION CODE    ADDRESS   : 6400 BLUEVISTA COURT
        01         CITY      :    ROCKLIN
                   STATE/ZIP : CA  95677
    MORTGAGE AMOUNT :   243,147.00  OPTION TO CONVERT :
    UNPAID BALANCE :    242,966.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,700.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 79.99900
    ----------------------------------------------------------------
0   0031762974     MORTGAGORS: YEAGER               JAMES
                               YEAGER               JEAN
    REGION CODE    ADDRESS   : 820 WARWICK ROAD
        01         CITY      :    DEERFIELD
                   STATE/ZIP : IL  60015
    MORTGAGE AMOUNT :   263,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,797.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 65.87500
    ----------------------------------------------------------------
0   0031763022     MORTGAGORS: DONALDSON            KENNETH

    REGION CODE    ADDRESS   : 924 AMOROSO PLACE
        01         CITY      :    VENICE
                   STATE/ZIP : CA  90291
    MORTGAGE AMOUNT :   341,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    341,252.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,417.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 78.50500
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,687,347.00
                               P & I AMT:     11,526.95
                               UPB AMT:   1,685,830.09

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          178
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031763097     MORTGAGORS: KROCHMAL             STEPHEN
                               KROCHMAL             AMY
    REGION CODE    ADDRESS   : 250 AUGUSTINE DRIVE
        01         CITY      :    MARTINEZ
                   STATE/ZIP : CA  94553
    MORTGAGE AMOUNT :   296,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,718.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,025.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 89.99800
    ----------------------------------------------------------------
0   0031763501     MORTGAGORS: BEHRLE               STEPHEN
                               BEHRLE               JOANN
    REGION CODE    ADDRESS   : 181 DAM VIEW DRIVE
        01         CITY      :    MEDIA
                   STATE/ZIP : PA  19063
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,733.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,417.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 38.04300
    ----------------------------------------------------------------
0   0031763584     MORTGAGORS: BRESSLER             AMY

    REGION CODE    ADDRESS   : 1109 EVERETT STREET
        01         CITY      :    GLENDALE
                   STATE/ZIP : CA  91207
    MORTGAGE AMOUNT :   284,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,772.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,913.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031763600     MORTGAGORS: RANDLE               CAMERON

    REGION CODE    ADDRESS   : 1631 GRANDVIEW AVENUE
        01         CITY      :    GLENDALE
                   STATE/ZIP : CA  91201
    MORTGAGE AMOUNT :   379,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    379,325.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,686.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031763642     MORTGAGORS: SEAGLE               JAMES
                               SEAGLE               BARBARA
    REGION CODE    ADDRESS   : 57 BURROUGHS STREET UNIT B
        01         CITY      :    JAMAICA PLAIN
                   STATE/ZIP : MA  02130
    MORTGAGE AMOUNT :   420,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    420,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,829.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,730,550.00
                               P & I AMT:     11,872.86
                               UPB AMT:   1,729,550.16

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          179
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031763691     MORTGAGORS: VIVACQUA             JOSEPH

    REGION CODE    ADDRESS   : 84 CITYVIEW WAY
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94131
    MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,851.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031763840     MORTGAGORS: MOORE                CHRISTOPHER
                               MOORE                JULIE
    REGION CODE    ADDRESS   : 233 JOHNSON AVENUE
        01         CITY      :    LOS GATOS
                   STATE/ZIP : CA  95030
    MORTGAGE AMOUNT :   460,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    459,667.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,255.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031763857     MORTGAGORS: AQUILINO             ARNOLD
                               AQUILINO             CHERINA
    REGION CODE    ADDRESS   : 3492 PASEO ANCHO
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92009
    MORTGAGE AMOUNT :   344,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    343,738.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,375.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031763873     MORTGAGORS: ZAKETT               GORDON
                               ZAKETT               MARGARET
    REGION CODE    ADDRESS   : 25592 DEL PONIENTE,
        01         CITY      :    LAGUNA NIGUEL,
                   STATE/ZIP : CA  92677
    MORTGAGE AMOUNT :   308,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    307,759.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,101.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031763980     MORTGAGORS: AYRES                HOYT
                               AYRES                KATHRYN
    REGION CODE    ADDRESS   : 470 HUCKLEBERRY LANE
        01         CITY      :    STEAMBOAT SPRINGS
                   STATE/ZIP : CO  80487
    MORTGAGE AMOUNT :   387,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    386,959.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,678.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 44.83800
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,767,850.00
                               P & I AMT:     12,262.66
                               UPB AMT:   1,766,124.24

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          180
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031764129     MORTGAGORS: POWERS               STEVEN
                               POWERS               KATHY
    REGION CODE    ADDRESS   : 772 BROOKSHADE PARKWAY
        01         CITY      :    ALPHARETTA,
                   STATE/ZIP : GA  30004
    MORTGAGE AMOUNT :   305,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    304,750.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,029.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 67.40300
    ----------------------------------------------------------------
0   0031764202     MORTGAGORS: RANGEDAHL            LARS
                               RANGEDAHL            HELENE
    REGION CODE    ADDRESS   : 284 EAST BROOKSHIRE PLACE
        01         CITY      :    BREA
                   STATE/ZIP : CA  92821
    MORTGAGE AMOUNT :   242,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,859.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,652.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0031764210     MORTGAGORS: HOLLAND              JOHN
                               HOLLAND              DORIS
    REGION CODE    ADDRESS   : 20301 DEERVALE LANE
        01         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92646
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,531.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,967.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031764277     MORTGAGORS: ROSEN                VICTOR

    REGION CODE    ADDRESS   : 1621 MAGNETIC TERRACE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90069
    MORTGAGE AMOUNT :   440,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    439,311.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,001.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 52.38000
    ----------------------------------------------------------------
0   0031764285     MORTGAGORS: GU                   YIDING
                               CHEN                 LING
    REGION CODE    ADDRESS   : 1776 FUMIA COURT
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95131
    MORTGAGE AMOUNT :   328,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    300,461.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,243.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.98900
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,608,150.00
                               P & I AMT:     10,894.27
                               UPB AMT:   1,577,914.12

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          181
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031764350     MORTGAGORS: GODINEZ              WILLIAM
                               GODINEZ              MARIA
    REGION CODE    ADDRESS   : 34 CRESTVIEW
        01         CITY      :    LAS FLORES AREA
                   STATE/ZIP : CA  92688
    MORTGAGE AMOUNT :   449,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    448,649.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,062.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 74.83300
    ----------------------------------------------------------------
0   0031764384     MORTGAGORS: HATTON               WAYNE
                               HATTON               KAYO
    REGION CODE    ADDRESS   : 5421 MANDERSTON DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95138
    MORTGAGE AMOUNT :   312,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    310,434.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,103.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.99800
    ----------------------------------------------------------------
0   0031764558     MORTGAGORS: GUEUREMONT           ROBERT
                               GUEVERMONT           SANDRA
    REGION CODE    ADDRESS   : 4008 SATURN ST
        01         CITY      :    FLOWER MOUND
                   STATE/ZIP : TX  75028
    MORTGAGE AMOUNT :   237,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    237,414.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,620.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031764749     MORTGAGORS: SANTOSO              JOSEPH

    REGION CODE    ADDRESS   : 30 NURSERY WAY
        01         CITY      :    SOUTH SAN FRANCISCO
                   STATE/ZIP : CA  94080
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,754.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,995.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 62.18261
    ----------------------------------------------------------------
0   0031764798     MORTGAGORS: WARR                 TROY
                               WARR                 SHARI
    REGION CODE    ADDRESS   : 497 WILLIAMS STREET
        01         CITY      :    FOLSOM
                   STATE/ZIP : CA  95630
    MORTGAGE AMOUNT :   332,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    332,153.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,324.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 94.99400
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,631,200.00
                               P & I AMT:     11,107.28
                               UPB AMT:   1,628,406.10

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          182
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031765217     MORTGAGORS: SALKOW               STEVEN
                               SALKOW               VICTORIA
    REGION CODE    ADDRESS   : 7478 ALDER COURT
        01         CITY      :    PLEASANTON
                   STATE/ZIP : CA  94588
    MORTGAGE AMOUNT :   330,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    329,742.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,251.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 78.57100
    ----------------------------------------------------------------
0   0031765308     MORTGAGORS: LEE                  YUNMI

    REGION CODE    ADDRESS   : 23404 ANZA AVENUE,
        01         CITY      :    TORRANCE,
                   STATE/ZIP : CA  90505
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,769.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,940.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0031765373     MORTGAGORS: GIRSBERGER           GLENN
                               GIRSBERGER           TAMI
    REGION CODE    ADDRESS   : 27646 WOODFIELD PLACE
        01         CITY      :    AREA OF VALENCIA
                   STATE/ZIP : CA  91354
    MORTGAGE AMOUNT :   316,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    315,765.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,209.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031765423     MORTGAGORS: LEIZEROVICH          ZHANNA

    REGION CODE    ADDRESS   : 11462 LAURELCREST DRIVE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  91604
    MORTGAGE AMOUNT :   463,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    462,838.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,159.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031765738     MORTGAGORS: CASTELLI             MICHAEL
                               CASTELLI             JOAN
    REGION CODE    ADDRESS   : 6453 TOPMAST DRIVE
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92009
    MORTGAGE AMOUNT :   315,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    315,653.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,154.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.99400
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,713,100.00
                               P & I AMT:     11,715.84
                               UPB AMT:   1,711,769.97

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          183
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031765886     MORTGAGORS: HARPER               JEFFREY
                               HARPER               PAMELA
    REGION CODE    ADDRESS   : 215 EDINBURGH CIRCLE
        01         CITY      :    DANVILLE
                   STATE/ZIP : CA  94526
    MORTGAGE AMOUNT :   575,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    574,122.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,971.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 71.87500
    ----------------------------------------------------------------
0   0031765936     MORTGAGORS: ERPELDING            CHRISTOPHER
                               LEWIS-ERPELDING      LEANNE
    REGION CODE    ADDRESS   : 6 MOUNTAIN HIGH COURT
        01         CITY      :    LITTLETON
                   STATE/ZIP : CO  80127
    MORTGAGE AMOUNT :   377,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    376,729.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,735.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031765969     MORTGAGORS: SYN                  WAYNE

    REGION CODE    ADDRESS   : 301 WOODWARD AVE
        01         CITY      :    ORLANDO
                   STATE/ZIP : CA  95963
    MORTGAGE AMOUNT :   322,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    321,982.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,172.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031766025     MORTGAGORS: MATTHEWS             WILLIAM
                               BRADY                DEETTE
    REGION CODE    ADDRESS   : 10000 TRAVERSE WAY
        01         CITY      :    FORT WASHINGTON
                   STATE/ZIP : MD  20744
    MORTGAGE AMOUNT :   261,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    261,035.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,738.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0031766033     MORTGAGORS: THOMPSON             NEIL
                               THOMPSON             MARJORIE
    REGION CODE    ADDRESS   : 2821 WOOD DUCK DRIVE
        01         CITY      :    VIRGINIA BEACH
                   STATE/ZIP : VA  23456
    MORTGAGE AMOUNT :   252,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    252,314.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,745.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 89.92800
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,788,700.00
                               P & I AMT:     12,362.92
                               UPB AMT:   1,786,184.02

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          184
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031766322     MORTGAGORS: SMOLLINS             KAREN
                               SMOLLINS             MICHAEL
    REGION CODE    ADDRESS   : 4465 COMMONWEALTH AVENUE
        01         CITY      :    CULVER CITY
                   STATE/ZIP : CA  90230
    MORTGAGE AMOUNT :   332,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    331,734.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,236.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031766363     MORTGAGORS: HOLTORF              JAMES
                               HOLTORF              PAMELA
    REGION CODE    ADDRESS   : 117 GIANT OAK AVENUE
        01         CITY      :    THOUSAND OAKS (NEWBURY PA
                   STATE/ZIP : CA  91320
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,795.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,724.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031766439     MORTGAGORS: BRAND                DENNIS
                               BRAND                JILL
    REGION CODE    ADDRESS   : 1116 STANFORD AVENUE
        01         CITY      :    REDONDO BEACH
                   STATE/ZIP : CA  90278
    MORTGAGE AMOUNT :   343,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    343,311.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,257.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031766504     MORTGAGORS: COLLINS              MICHAEL
                               COLLINS              PATRICIA
    REGION CODE    ADDRESS   : 1206 PEPPERWOOD SPRINGS WAY
        01         CITY      :    BEL AIR
                   STATE/ZIP : MD  21014
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,783.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,756.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031766512     MORTGAGORS: PACE                 JEFFREY
                               PACE                 BONNIE
    REGION CODE    ADDRESS   : 6501 CASHEL  COURT
        01         CITY      :    CLARKSVILLE
                   STATE/ZIP : MD  21029
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,747.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,970.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 89.53000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,495,600.00
                               P & I AMT:      9,945.87
                               UPB AMT:   1,494,372.67

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          185
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031766520     MORTGAGORS: WANG                 MABEL

    REGION CODE    ADDRESS   : 9602 CLAGETT FARM DRIVE
        01         CITY      :    POTOMAC
                   STATE/ZIP : MD  20854
    MORTGAGE AMOUNT :   428,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    428,015.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,922.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.99813
    ----------------------------------------------------------------
0   0031766736     MORTGAGORS: MASON                BRIAN
                               MASON                JENNIFER
    REGION CODE    ADDRESS   : 28462 VIA REGGIO
        01         CITY      :    LAGUNA NIGUEL
                   STATE/ZIP : CA  92677
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,815.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,734.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031766827     MORTGAGORS: BOOTH                JOHN
                               BOOTH                KRISTINA
    REGION CODE    ADDRESS   : 11 BUENAVENTURA
        01         CITY      :    RANCHO SANTA MARGARITA AR
                   STATE/ZIP : CA  92688
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,072.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,719.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   05/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031766983     MORTGAGORS: PRINGLE              ANDREW
                               MCCRACKEN            CHERI
    REGION CODE    ADDRESS   : 7620 NORTH 7TH STREET
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85020
    MORTGAGE AMOUNT :   530,653.00  OPTION TO CONVERT :
    UNPAID BALANCE :    530,287.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,847.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 74.73900
    ----------------------------------------------------------------
0   0031767031     MORTGAGORS: VISTNES              M.
                               VISTNES              CARA
    REGION CODE    ADDRESS   : 1941 KENTFIELD AVENUE
        01         CITY      :    REDWOOD CITY
                   STATE/ZIP : CA  94061
    MORTGAGE AMOUNT :   488,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    487,655.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,496.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,947,003.00
                               P & I AMT:     13,718.94
                               UPB AMT:   1,944,847.48

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          186
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031767106     MORTGAGORS: LOVE                 CHARLES

    REGION CODE    ADDRESS   : 629 SOUTH BROADWAY
        01         CITY      :    REDONDO BEACH
                   STATE/ZIP : CA  90277
    MORTGAGE AMOUNT :   330,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    329,665.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,223.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.51800
    ----------------------------------------------------------------
0   0031767510     MORTGAGORS: RUSH                 PHILIP
                               RUSH                 SHERRIE
    REGION CODE    ADDRESS   : 26 VENUS STREET
        01         CITY      :    THOUSAND OAKS
                   STATE/ZIP : CA  91360
    MORTGAGE AMOUNT :   308,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    308,526.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,185.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0031767601     MORTGAGORS: GO                   STUART
                               GO                   YUKIKO
    REGION CODE    ADDRESS   : 1 BELHAVEN COURT
        01         CITY      :    DALY CITY
                   STATE/ZIP : CA  94015
    MORTGAGE AMOUNT :   305,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    305,267.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,110.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 72.73809
    ----------------------------------------------------------------
0   0031767809     MORTGAGORS: DEAL                 ROBERT
                               DEAL                 THERESE-ANN
    REGION CODE    ADDRESS   : 15 WHITE TRAIL LANE
        01         CITY      :    TRUMBULL
                   STATE/ZIP : CT  06611
    MORTGAGE AMOUNT :   245,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,788.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,609.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 67.12328
    ----------------------------------------------------------------
0   0031767924     MORTGAGORS: HODNETT              EARL
                               HODNETT              CONSTANCE
    REGION CODE    ADDRESS   : 8103 SPRUCE VALLEY LANE
        01         CITY      :    CLIFTON
                   STATE/ZIP : VA  20124
    MORTGAGE AMOUNT :   336,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    335,744.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,320.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,525,250.00
                               P & I AMT:     10,448.75
                               UPB AMT:   1,522,992.31

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          187
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031767932     MORTGAGORS: DI CIOLLI            DAMIEN

    REGION CODE    ADDRESS   : 17 SOUTH WINDING HOLLOW LANE
        01         CITY      :    COPPELL
                   STATE/ZIP : TX  75019
    MORTGAGE AMOUNT :   436,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    436,150.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,940.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0031768039     MORTGAGORS: MANCINI              ARMEN
                               TAYS                 TERESA
    REGION CODE    ADDRESS   : 4152 SILLIMAN DRIVE
        01         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92649
    MORTGAGE AMOUNT :   310,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    310,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,167.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 55.35700
    ----------------------------------------------------------------
0   0031768054     MORTGAGORS: OSSORIO              LEONARD

    REGION CODE    ADDRESS   : 371 BUCKSKIN COURT
        01         CITY      :    PARKER
                   STATE/ZIP : CO  80138
    MORTGAGE AMOUNT :   254,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,596.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,716.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031768112     MORTGAGORS: WANG                 DAVID
                               CHOW                 PAMELA
    REGION CODE    ADDRESS   : 19008 STUART COURT
        01         CITY      :    ROWLAND HEIGHTS AREA
                   STATE/ZIP : CA  91748
    MORTGAGE AMOUNT :   321,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    320,504.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,244.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 79.87000
    ----------------------------------------------------------------
0   0031768161     MORTGAGORS: GOLDSBORO            JEROME
                               GOLDSBORO            SONYA
    REGION CODE    ADDRESS   : 6 DALE ROAD
        01         CITY      :    ASHLAND
                   STATE/ZIP : MA  01721
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,819.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,834.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 74.20200
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,578,300.00
                               P & I AMT:     10,903.48
                               UPB AMT:   1,577,071.15

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          188
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031768351     MORTGAGORS: LIVINGSTON           MARCUS
                               HUTCHINSON           SELENA
    REGION CODE    ADDRESS   : 5303 COZY GLEN LANE
        01         CITY      :    ALEXANDRIA
                   STATE/ZIP : VA  22312
    MORTGAGE AMOUNT :   278,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,042.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,852.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 94.98900
    ----------------------------------------------------------------
0   0031768914     MORTGAGORS: HUNT                 ROBERT

    REGION CODE    ADDRESS   : 1626 WOLLACOTT STREET
        01         CITY      :    REDONDO BEACH
                   STATE/ZIP : CA  90278
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,777.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,097.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 77.92200
    ----------------------------------------------------------------
0   0031769136     MORTGAGORS: DAVIS                PENNY

    REGION CODE    ADDRESS   : 794 SOUTH MENTOR AVENUE
        01         CITY      :    PASADENA
                   STATE/ZIP : CA  91106
    MORTGAGE AMOUNT :   264,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,886.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,803.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.08500
    ----------------------------------------------------------------
0   0031769177     MORTGAGORS: ESSLINGER            STEPHEN
                               ESSLINGER            AMY
    REGION CODE    ADDRESS   : 775 BLUEBIRD CANYON DRIVE
        01         CITY      :    LAGUNA BEACH
                   STATE/ZIP : CA  92651
    MORTGAGE AMOUNT :   455,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    454,287.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,103.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 55.15100
    ----------------------------------------------------------------
0   0031769219     MORTGAGORS: JORDAN               THOMAS
                               JORDAN               ANNE
    REGION CODE    ADDRESS   : 1463 REVELSTOKE WAY
        01         CITY      :    SUNNYVALE
                   STATE/ZIP : CA  94087
    MORTGAGE AMOUNT :   480,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    479,267.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,315.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 70.58800
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,777,800.00
                               P & I AMT:     12,172.68
                               UPB AMT:   1,775,261.03

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          189
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031769235     MORTGAGORS: HOOK                 MICHAEL
                               HOOK                 LORI
    REGION CODE    ADDRESS   : 4570 CAMPOBELLO STREET
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92130
    MORTGAGE AMOUNT :   404,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    403,413.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,859.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031769243     MORTGAGORS: FENLEY               RONALD
                               FENLEY               BARBARA
    REGION CODE    ADDRESS   : 1813 PULLMAN LANE #A
        01         CITY      :    REDONDO BEACH
                   STATE/ZIP : CA  90278
    MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,570.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,805.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.05600
    ----------------------------------------------------------------
0   0031769250     MORTGAGORS: VAN ETTEN            AARON

    REGION CODE    ADDRESS   : 3549 HAWKEYE PLACE
        01         CITY      :    NEWBURY PARK
                   STATE/ZIP : CA  91320
    MORTGAGE AMOUNT :   269,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,568.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,812.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 72.89900
    ----------------------------------------------------------------
0   0031769276     MORTGAGORS: GLEASON              F
                               GLEASON              KAREN
    REGION CODE    ADDRESS   : 4710 LEIGHFIELD VALLEY DRIVE
        01         CITY      :    CHANTILLY
                   STATE/ZIP : VA  20151
    MORTGAGE AMOUNT :   304,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    303,744.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,997.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031769318     MORTGAGORS: MC DANIEL            JAMES
                               MC DANIEL            KATHLEEN
    REGION CODE    ADDRESS   : 18150 MOON SONG COURT
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92127
    MORTGAGE AMOUNT :   243,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    242,619.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,657.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 66.94200
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,488,000.00
                               P & I AMT:     10,132.12
                               UPB AMT:   1,485,916.24

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          190
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031769375     MORTGAGORS: SICK                 CONRAD
                               SICK                 MARILYN
    REGION CODE    ADDRESS   : 18 PALMA VALLEY
        01         CITY      :    COTO DE CAZA
                   STATE/ZIP : CA  92679
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,325.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,627.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 61.53800
    ----------------------------------------------------------------
0   0031769383     MORTGAGORS: MONTGOMERY           PAULA

    REGION CODE    ADDRESS   : 35124 KING COURT
        01         CITY      :    FREMONT
                   STATE/ZIP : CA  94536
    MORTGAGE AMOUNT :   339,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    338,280.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,312.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 62.89400
    ----------------------------------------------------------------
0   0031769425     MORTGAGORS: BARNES               JUDITH

    REGION CODE    ADDRESS   : 26078 NORTH O'HARA LANE
        01         CITY      :    STEVENSON RANCH
                   STATE/ZIP : CA  91381
    MORTGAGE AMOUNT :   280,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    280,132.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,961.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 94.99100
    ----------------------------------------------------------------
0   0031769441     MORTGAGORS: HUMMER               CHARLES
                               HUMMER               MILDRED
    REGION CODE    ADDRESS   : 5291 BRYANT RD
        01         CITY      :    SHINGLE SPRINGS
                   STATE/ZIP : CA  95682
    MORTGAGE AMOUNT :   480,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    479,643.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,356.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031769458     MORTGAGORS: BURRELL              EVERETT
                               BURRELL              REANNON
    REGION CODE    ADDRESS   : 957 CORONADO DR,
        01         CITY      :    GLENDALE
                   STATE/ZIP : CA  91206
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,501.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,210.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,819,550.00
                               P & I AMT:     12,468.35
                               UPB AMT:   1,816,884.58

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          191
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031769466     MORTGAGORS: POULIN               RAYMOND
                               POULIN               SUSANNA
    REGION CODE    ADDRESS   : 2303 25TH STREET
        01         CITY      :    SANTA MONICA
                   STATE/ZIP : CA  90405
    MORTGAGE AMOUNT :   384,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    383,368.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,554.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031769508     MORTGAGORS: SIMEONE              MICHAEL
                               SIMEONE              BOJANA
    REGION CODE    ADDRESS   : 133 ZINFANDEL CIRCLE
        01         CITY      :    SCOTTS VALLEY
                   STATE/ZIP : CA  95066
    MORTGAGE AMOUNT :   348,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    347,728.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,373.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031769730     MORTGAGORS: WATTONVILLE          THOMAS
                               WATTONVILLE          ROSANN
    REGION CODE    ADDRESS   : 1310 SUFFOLK STREET
        01         CITY      :    BAKERSFIELD
                   STATE/ZIP : CA  93312
    MORTGAGE AMOUNT :   274,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,872.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0031769771     MORTGAGORS: WATKINS              DOUGLAS
                               WATKINS              MICHELLE
    REGION CODE    ADDRESS   : 1044 SLADKY AVENUE
        01         CITY      :    MOUNTAIN VIEW
                   STATE/ZIP : CA  94040
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,523.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,929.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 53.21100
    ----------------------------------------------------------------
0   0031769813     MORTGAGORS: DAY                  ADRIENNE

    REGION CODE    ADDRESS   : 3959 ATASCADERO DRIVE
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92107
    MORTGAGE AMOUNT :   277,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    276,975.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,915.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,573,900.00
                               P & I AMT:     10,646.63
                               UPB AMT:   1,572,096.17

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          192
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031769821     MORTGAGORS: DUDLEY               GORDON
                               DUDLEY               SUZANNE
    REGION CODE    ADDRESS   : 1627 SEAL WAY 1 & 2,
        01         CITY      :    SEAL BEACH
                   STATE/ZIP : CA  90740
    MORTGAGE AMOUNT :   487,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    486,256.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,363.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 77.92000
    ----------------------------------------------------------------
0   0031769862     MORTGAGORS: MURPHY               LANCE
                               MURPHY               JANETTE
    REGION CODE    ADDRESS   : 4530 SANTA MONICA AVENUE
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92107
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,419.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,831.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 68.37600
    ----------------------------------------------------------------
0   0031769888     MORTGAGORS: THOMAS               SVEN
                               THOMAS               ANNETTE
    REGION CODE    ADDRESS   : 862 CATALINA ST
        01         CITY      :    LAGUNA BEACH
                   STATE/ZIP : CA  92651
    MORTGAGE AMOUNT :   244,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,627.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,685.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 69.71400
    ----------------------------------------------------------------
0   0031769904     MORTGAGORS: MCCLAIN              MARY
                               MCCLAIN              ROBERT
    REGION CODE    ADDRESS   : 741 HIGHBRIDGE LANE
        01         CITY      :    DANVILLE
                   STATE/ZIP : CA  94526
    MORTGAGE AMOUNT :   297,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,095.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,051.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 61.87500
    ----------------------------------------------------------------
0   0031769961     MORTGAGORS: BECKER               DANIEL

    REGION CODE    ADDRESS   : 7915 VIA ENSENADA
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92009
    MORTGAGE AMOUNT :   242,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,630.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,671.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 61.73400
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,670,000.00
                               P & I AMT:     11,602.77
                               UPB AMT:   1,667,028.98

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          193
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031769995     MORTGAGORS: CHRISTIANSEN         DOUGLAS
                               SPRAGUE CHRISTIANEN  ANN
    REGION CODE    ADDRESS   : 3689 ETHAN ALLEN AVENUE
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92117
    MORTGAGE AMOUNT :   295,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,514.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,962.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.72900
    ----------------------------------------------------------------
0   0031770019     MORTGAGORS: SIDENER              JOHN
                               SIDENER              SHARON
    REGION CODE    ADDRESS   : 19335 DERBYSHIRE LANE
        01         CITY      :    CERRITOS
                   STATE/ZIP : CA  90703
    MORTGAGE AMOUNT :   273,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    273,352.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,937.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031770027     MORTGAGORS: RICHTER              KEITH

    REGION CODE    ADDRESS   : 4811 VENNER ROAD
        01         CITY      :    MARTINEZ
                   STATE/ZIP : CA  94553
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    359,436.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,455.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0031770035     MORTGAGORS: RUPAREL              KAMALESH
                               RUPAREL              KIRTIDA
    REGION CODE    ADDRESS   : 20668 SEATON AVENUE
        01         CITY      :    SARATOGA
                   STATE/ZIP : CA  95070
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    499,157.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,284.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 51.29100
    ----------------------------------------------------------------
0   0031770126     MORTGAGORS: MOSER                TERRY
                               SHORE                ALEXA
    REGION CODE    ADDRESS   : 2653 SAPRA STREET
        01         CITY      :    THOUSAND OAKS
                   STATE/ZIP : CA  91362
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,811.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,712.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,676,750.00
                               P & I AMT:     11,353.60
                               UPB AMT:   1,674,272.79

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          194
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031770175     MORTGAGORS: NASSER-FAILI         FIROOZ
                               SPILSBURY-FAILI      KAREN
    REGION CODE    ADDRESS   : 99 COLLEGE AVENUE,
        01         CITY      :    LOS GATOS,
                   STATE/ZIP : CA  95032
    MORTGAGE AMOUNT :   476,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    475,646.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,328.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 55.34800
    ----------------------------------------------------------------
0   0031770191     MORTGAGORS: LOZANO               BRIAN
                               LOZANO               JODI
    REGION CODE    ADDRESS   : 125 PEARLGRASS COURT
        01         CITY      :    SAN RAMON
                   STATE/ZIP : CA  94583
    MORTGAGE AMOUNT :   277,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    277,700.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,870.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.91700
    ----------------------------------------------------------------
0   0031770209     MORTGAGORS: MIRZAZADEH           MORTEZA
                               MAGHSOODNIA          MARYAM
    REGION CODE    ADDRESS   : 28 LA SONOMA COURT
        01         CITY      :    ALAMO
                   STATE/ZIP : CA  94507
    MORTGAGE AMOUNT :   392,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    392,201.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,710.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 77.56900
    ----------------------------------------------------------------
0   0031770423     MORTGAGORS: CRAMER               STEPHEN
                               CRAMER               DIANE
    REGION CODE    ADDRESS   : 323 LYNN LANE
        01         CITY      :    DANVILLE
                   STATE/ZIP : CA  94526
    MORTGAGE AMOUNT :   372,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    372,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,601.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 72.23300
    ----------------------------------------------------------------
0   0031770431     MORTGAGORS: KRUGGEL              THOMAS
                               KRUGGEL              VICTORIA
    REGION CODE    ADDRESS   : 15 HARTWOOD COURT
        01         CITY      :    LAFAYETTE
                   STATE/ZIP : CA  94549
    MORTGAGE AMOUNT :   455,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    455,550.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,224.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 72.88800
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,973,750.00
                               P & I AMT:     13,735.51
                               UPB AMT:   1,973,098.08

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          195
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031770456     MORTGAGORS: LICERIO              ROBERT
                               LICERIO              YOLANDA
    REGION CODE    ADDRESS   : 1429 TWELVE OAKS COURT
        01         CITY      :    ALAMO
                   STATE/ZIP : CA  94507
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,663.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,627.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 61.53800
    ----------------------------------------------------------------
0   0031770662     MORTGAGORS: HUNTER               THOMAS
                               HUNTER               MARGOT
    REGION CODE    ADDRESS   : 14 BAYHILL PLACE
        01         CITY      :    HALF MOON BAY
                   STATE/ZIP : CA  94019
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,494.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,970.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 64.93500
    ----------------------------------------------------------------
0   0031770688     MORTGAGORS: PERLEY               RONALD
                               PERLEY               TAMI
    REGION CODE    ADDRESS   : 12511 FOSTER ROAD
        01         CITY      :    LOS ALAMITOS AREA
                   STATE/ZIP : CA  90720
    MORTGAGE AMOUNT :   271,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,545.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,827.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031770738     MORTGAGORS: MOON                 JI

    REGION CODE    ADDRESS   : 415 SOUTH SPALDING DRIVE #102
        01         CITY      :    BEVERLY HILLS
                   STATE/ZIP : CA  90212
    MORTGAGE AMOUNT :   378,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    377,726.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,675.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0031770761     MORTGAGORS: BENKO                CATHLEEN
                               DUEBNER              GEORGE
    REGION CODE    ADDRESS   : 936 GOVERNER BAY DRIVE
        01         CITY      :    REDWOOD CITY
                   STATE/ZIP : CA  94065
    MORTGAGE AMOUNT :   410,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    402,061.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,762.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 56.55100
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,759,200.00
                               P & I AMT:     11,863.36
                               UPB AMT:   1,749,491.91

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          196
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031770837     MORTGAGORS: DAYAN                MICHAEL

    REGION CODE    ADDRESS   : 10 CARNELIAN WAY
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94131
    MORTGAGE AMOUNT :   405,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    404,933.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,698.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031770852     MORTGAGORS: WONG                 TRACY
                               WONG                 MAY
    REGION CODE    ADDRESS   : 2459 ESCALONIA COURT
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95121
    MORTGAGE AMOUNT :   253,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,322.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,773.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 78.06100
    ----------------------------------------------------------------
0   0031770902     MORTGAGORS: DYE                  DAVID
                               DYE                  DORA
    REGION CODE    ADDRESS   : 578 FARALLON AVENUE
        01         CITY      :    PACIFICA
                   STATE/ZIP : CA  94044
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,442.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,155.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031770928     MORTGAGORS: BRADSHAW             BRETT
                               BRADSHAW             ROBERT
    REGION CODE    ADDRESS   : 683 CATALINA STREET
        01         CITY      :    LAGUNA BEACH
                   STATE/ZIP : CA  92651
    MORTGAGE AMOUNT :   520,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    520,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,547.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031770936     MORTGAGORS: GARTNER              LAREN
                               BAYLIFF              EDNA
    REGION CODE    ADDRESS   : 159 NORTH SHAFFER STREET
        01         CITY      :    ORANGE
                   STATE/ZIP : CA  92866
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,511.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,210.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 75.29400
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,819,300.00
                               P & I AMT:     12,385.76
                               UPB AMT:   1,817,209.22

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          197
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031770951     MORTGAGORS: SUSSKIND             AMANDA

    REGION CODE    ADDRESS   : 6670 WEST 5TH STREET
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90048
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,438.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,358.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 64.81400
    ----------------------------------------------------------------
0   0031770977     MORTGAGORS: CHADD                DONALD
                               CHADD                BONALYN
    REGION CODE    ADDRESS   : 21465 BIRDHOLLOW DRIVE
        01         CITY      :    TRABUCO CANYON
                   STATE/ZIP : CA  92679
    MORTGAGE AMOUNT :   331,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    330,494.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,286.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 76.97600
    ----------------------------------------------------------------
0   0031770985     MORTGAGORS: GIGANTE              CHRISTINA
                               MACKEY               MARK
    REGION CODE    ADDRESS   : 2138 PASEO DEL ORO
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95124
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,255.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,002.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 54.92400
    ----------------------------------------------------------------
0   0031770993     MORTGAGORS: FLAHERTY             JOE

    REGION CODE    ADDRESS   : 953 SANDCASTLE DRIVE
        01         CITY      :    NEWPORT BEACH
                   STATE/ZIP : CA  92625
    MORTGAGE AMOUNT :   404,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    403,627.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,895.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 54.25500
    ----------------------------------------------------------------
0   0031771009     MORTGAGORS: BOONE                RODNEY
                               BOONE                KYLE
    REGION CODE    ADDRESS   : 2729 GRAYSBY AVENUE
        01         CITY      :    SAN PEDRO
                   STATE/ZIP : CA  90732
    MORTGAGE AMOUNT :   460,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    459,243.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,060.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,835,200.00
                               P & I AMT:     12,603.26
                               UPB AMT:   1,832,059.97

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          198
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031771017     MORTGAGORS: BARRETT              JOSEPH
                               BARRETT              JOELLE
    REGION CODE    ADDRESS   : 2204 VAIL AVENUE
        01         CITY      :    REDONDO BEACH
                   STATE/ZIP : CA  90278
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,511.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,210.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 89.88700
    ----------------------------------------------------------------
0   0031771025     MORTGAGORS: FITCH                CHARLES
                               FITCH                JULIA
    REGION CODE    ADDRESS   : 7231 MONTE VISTA AVENUE
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92037
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    359,393.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,364.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 25.71400
    ----------------------------------------------------------------
0   0031771041     MORTGAGORS: BARTELS              ROGER
                               BARTELS              HILARY
    REGION CODE    ADDRESS   : 1531 CHABLIS ROAD
        01         CITY      :    HEALDSBURG
                   STATE/ZIP : CA  95448
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,325.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,627.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 76.19000
    ----------------------------------------------------------------
0   0031771066     MORTGAGORS: MC MANIGLE           GEORGE
                               MC MANIGLE           BRENDA
    REGION CODE    ADDRESS   : 1780 RABBIT HILL ROAD
        01         CITY      :    FALLBROOK
                   STATE/ZIP : CA  92028
    MORTGAGE AMOUNT :   284,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,336.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,015.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 76.95900
    ----------------------------------------------------------------
0   0031771165     MORTGAGORS: HOGAN                PATRICK
                               HOGAN                TANYA
    REGION CODE    ADDRESS   : 19496 TUMALO RESERVOIR ROAD
        01         CITY      :    BEND
                   STATE/ZIP : OR  97701
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,760.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,021.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,664,750.00
                               P & I AMT:     11,239.45
                               UPB AMT:   1,662,327.42

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          199
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031771231     MORTGAGORS: MERRILL              ROBERT
                               MERRILL              MAUREEN
    REGION CODE    ADDRESS   : 4823 SEBASTIAN  COURT
        01         CITY      :    NAPERVILLE
                   STATE/ZIP : IL  60564
    MORTGAGE AMOUNT :   401,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    400,324.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,634.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.31600
    ----------------------------------------------------------------
0   0031771652     MORTGAGORS: DUONG                MY
                               PHAN                 THAI
    REGION CODE    ADDRESS   : 12944 QUINNEL COURT
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92130
    MORTGAGE AMOUNT :   262,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,300.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,813.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0031771710     MORTGAGORS: LEAR                 BARRY
                               LEAR                 JOYCE
    REGION CODE    ADDRESS   : 17 HEATHER LANE
        01         CITY      :    NOVATO
                   STATE/ZIP : CA  94947
    MORTGAGE AMOUNT :   326,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    325,751.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,251.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 78.55400
    ----------------------------------------------------------------
0   0031771983     MORTGAGORS: YAMASAKI             KOICHI
                               YAMASAKI             YORIKO
    REGION CODE    ADDRESS   : 61 PASEO DE CASTANA
        01         CITY      :    RANCHO PALOS VERDES
                   STATE/ZIP : CA  90275
    MORTGAGE AMOUNT :   642,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    641,499.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,379.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 72.95400
    ----------------------------------------------------------------
0   0031772023     MORTGAGORS: DE SOTO              ROSANA

    REGION CODE    ADDRESS   : 1820 OLD ORCHARD ROAD
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90049
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    649,552.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,712.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 63.41463
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,281,500.00
                               P & I AMT:     15,791.45
                               UPB AMT:   2,279,428.33

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          200
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031772080     MORTGAGORS: CARTER               CRAIG
                               CARTER               MARSHA
    REGION CODE    ADDRESS   : 4511 HAYVENHURST AVENUE
        01         CITY      :    ENCINO
                   STATE/ZIP : CA  91436
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,760.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,021.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 53.66700
    ----------------------------------------------------------------
0   0031772130     MORTGAGORS: RUBINOFF             CRAIG
                               RUBINOFF             RONNI
    REGION CODE    ADDRESS   : 8307 CAMINITO HELECHO
        01         CITY      :    LA JOLLA
                   STATE/ZIP : CA  92037
    MORTGAGE AMOUNT :   390,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    389,703.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,693.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 78.00000
    ----------------------------------------------------------------
0   0031772452     MORTGAGORS: PHILLIPS             SCOTT

    REGION CODE    ADDRESS   : 3009 BROOK HIGHLAND DRIVE
        01         CITY      :    BIRMINGHAM
                   STATE/ZIP : AL  35242
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,552.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,809.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 75.55500
    ----------------------------------------------------------------
0   0031772460     MORTGAGORS: BROWN                PAUL
                               BROWN                CATHY
    REGION CODE    ADDRESS   : 3309 STANFORD AVENUE
        01         CITY      :    UNIVERSITY PARK
                   STATE/ZIP : TX  75225
    MORTGAGE AMOUNT :   436,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    436,181.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,906.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 69.34900
    ----------------------------------------------------------------
0   0031772478     MORTGAGORS: BUCH                 JEFFREY
                               BUCH                 JULIANNE
    REGION CODE    ADDRESS   : 3504 AMHERST  AVE
        01         CITY      :    UNIVERSITY PARK
                   STATE/ZIP : TX  75225
    MORTGAGE AMOUNT :   432,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    430,872.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,947.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,830,900.00
                               P & I AMT:     12,378.12
                               UPB AMT:   1,828,070.26

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          201
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031772494     MORTGAGORS: DENNEY               CATHY

    REGION CODE    ADDRESS   : 2668 BOYDS CREEK HWY.
        01         CITY      :    SEVIERVILLE
                   STATE/ZIP : TN  37876
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,628.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,811.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031772510     MORTGAGORS: STEINHARDT           JOHN
                               STEINHARDT           LOUISA
    REGION CODE    ADDRESS   : 19 COMSTOCK HILL ROAD
        01         CITY      :    NORWALK
                   STATE/ZIP : CT  06850
    MORTGAGE AMOUNT :   442,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    441,325.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,052.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031772544     MORTGAGORS: SUTTON               SAM
                               SUTTON               SUE
    REGION CODE    ADDRESS   : 21391 CALLE SENDERO
        01         CITY      :    LAKE FOREST
                   STATE/ZIP : CA  92630
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,789.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,841.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 67.50000
    ----------------------------------------------------------------
0   0031772908     MORTGAGORS: UPTON                MICHAEL
                               UPTON                CYNTHIA
    REGION CODE    ADDRESS   : 26201 VIA OCEANO
        01         CITY      :    MISSION VIEJO
                   STATE/ZIP : CA  92691
    MORTGAGE AMOUNT :   244,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,804.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,643.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031773476     MORTGAGORS: KUSHNER              DAVID
                               COUNTS               ALETHEA
    REGION CODE    ADDRESS   : 20317 DONORA AVENUE
        01         CITY      :    TORRANCE
                   STATE/ZIP : CA  90503
    MORTGAGE AMOUNT :   336,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    335,731.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,263.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,548,000.00
                               P & I AMT:     10,614.17
                               UPB AMT:   1,546,279.11

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          202
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031773583     MORTGAGORS: SINGER               STEVEN
                               MANDARINO            DEBRA
    REGION CODE    ADDRESS   : 99 LARCH ROAD
        01         CITY      :    EAST GREENWICH
                   STATE/ZIP : RI  02818
    MORTGAGE AMOUNT :   260,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,346.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,777.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0031773666     MORTGAGORS: HINCH                RICHARD

    REGION CODE    ADDRESS   : 4020 READING DRIVE
        01         CITY      :    PLANO
                   STATE/ZIP : TX  75093
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,790.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,703.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031773807     MORTGAGORS: KUTOVOY              ALEX
                               KUTOVOY              NATASHA
    REGION CODE    ADDRESS   : 14 FLORENCE DRIVE
        01         CITY      :    RICHBORO
                   STATE/ZIP : PA  18954
    MORTGAGE AMOUNT :   297,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,731.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,877.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 72.97200
    ----------------------------------------------------------------
0   0031774235     MORTGAGORS: ZARRIN               HAMID
                               HAGHIGHAT            AFSOUN
    REGION CODE    ADDRESS   : 10030 LONGVIEW DRIVE
        01         CITY      :    LITTLETON
                   STATE/ZIP : CO  80124
    MORTGAGE AMOUNT :   387,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    386,923.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,709.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 89.98883
    ----------------------------------------------------------------
0   0031774243     MORTGAGORS: FINKELSTEIN          ROBERT
                               FINKLESTEIN          BEVERLY
    REGION CODE    ADDRESS   : 11424 PALATINE DRIVE
        01         CITY      :    POTOMAC
                   STATE/ZIP : MD  20854
    MORTGAGE AMOUNT :   640,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    639,023.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,420.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 67.36800
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,841,050.00
                               P & I AMT:     12,487.61
                               UPB AMT:   1,838,814.48

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          203
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031774250     MORTGAGORS: MOBASSER-ROWSHANI    SOHRAB
                               TARAJI               HOMA
    REGION CODE    ADDRESS   : 15425 ANTIOCH ST #105
        01         CITY      :    PACIFIC PALISADES
                   STATE/ZIP : CA  90272
    MORTGAGE AMOUNT :   332,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    332,179.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,269.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.99519
    ----------------------------------------------------------------
0   0031774276     MORTGAGORS: HENRY                JOAN
                               HENRY                JOHN
    REGION CODE    ADDRESS   : 13301 CHESTNUT OAK DRIVE
        01         CITY      :    GAITHERSBURG
                   STATE/ZIP : MD  20878
    MORTGAGE AMOUNT :   267,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,081.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,824.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 52.97000
    ----------------------------------------------------------------
0   0031774284     MORTGAGORS: SLOVER               GEORGE
                               HAFER                ANNELISE
    REGION CODE    ADDRESS   : 4512 AMHERST LANE
        01         CITY      :    BETHESDA
                   STATE/ZIP : MD  20814
    MORTGAGE AMOUNT :   273,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    272,532.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,839.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 75.83333
    ----------------------------------------------------------------
0   0031774292     MORTGAGORS: STENGEL              JOSEPH
                               STENGEL              JOANN
    REGION CODE    ADDRESS   : 209 MASSBURY STREET
        01         CITY      :    GAITHERBURG
                   STATE/ZIP : MD  20878
    MORTGAGE AMOUNT :   390,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    389,338.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,660.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031774300     MORTGAGORS: TUNG                 HONG
                               TUNG                 LING
    REGION CODE    ADDRESS   : 9702 CYMBAL DRIVE
        01         CITY      :    VIENNA
                   STATE/ZIP : VA  22182
    MORTGAGE AMOUNT :   302,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    301,515.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,034.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 69.42528
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,565,200.00
                               P & I AMT:     10,628.79
                               UPB AMT:   1,562,647.38

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          204
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031774318     MORTGAGORS: FLEISCHMAN           PAUL
                               FLEISCHMAN           STACY
    REGION CODE    ADDRESS   : 13908 WILLOW TREE DRIVE
        01         CITY      :    ROCKVILLE
                   STATE/ZIP : MD  20850
    MORTGAGE AMOUNT :   296,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    295,525.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,994.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.64482
    ----------------------------------------------------------------
0   0031774334     MORTGAGORS: FERNANDES            FERLI
                               FERNANDES            NAYLA
    REGION CODE    ADDRESS   : 984 KIRKTON PLACE
        01         CITY      :    GLENDALE
                   STATE/ZIP : CA  91207
    MORTGAGE AMOUNT :   330,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    329,882.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,253.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031774342     MORTGAGORS: TROXELL              KENNETH
                               TROXELL              TERESA
    REGION CODE    ADDRESS   : 13501 HUNTING WAY
        01         CITY      :    NORTH POTOMAC
                   STATE/ZIP : MD  20878
    MORTGAGE AMOUNT :   327,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    326,488.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,230.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 71.08695
    ----------------------------------------------------------------
0   0031774359     MORTGAGORS: BUTLER               S.
                               BUTLER               ELIZABETH
    REGION CODE    ADDRESS   : 5973 NACOOCHEE TRAIL
        01         CITY      :    FLOWERY BRANCH
                   STATE/ZIP : GA  30542
    MORTGAGE AMOUNT :   290,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,934.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,956.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031774367     MORTGAGORS: STACK                PAUL
                               STACK                BERNADETTE
    REGION CODE    ADDRESS   : 22 GREY PEBBLE COURT
        01         CITY      :    DARNESTOWN
                   STATE/ZIP : MD  20874
    MORTGAGE AMOUNT :   282,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    282,368.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,953.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 52.66200
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,526,600.00
                               P & I AMT:     10,388.55
                               UPB AMT:   1,524,198.86

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          205
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031774375     MORTGAGORS: CARPENTER            C.E.
                               CARPENTER            CYNTHIA
    REGION CODE    ADDRESS   : 12725 TRIPLE CROWN ROAD
        01         CITY      :    NORTH POTOMAC
                   STATE/ZIP : MD  20878
    MORTGAGE AMOUNT :   242,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    242,238.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,696.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 76.28900
    ----------------------------------------------------------------
0   0031774383     MORTGAGORS: DUKE                 WILLIAM
                               SWARTZ               SYLVIA
    REGION CODE    ADDRESS   : 22009 EAST LYNDON LOOP
        01         CITY      :    CASTRO VALLEY
                   STATE/ZIP : CA  94552
    MORTGAGE AMOUNT :   295,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    295,037.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,015.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.99200
    ----------------------------------------------------------------
0   0031774391     MORTGAGORS: GENTILLE             JOHN
                               GENTILLE             SALLY
    REGION CODE    ADDRESS   : 7112 HOLYROOD DRIVE
        01         CITY      :    MCLEAN
                   STATE/ZIP : VA  22101
    MORTGAGE AMOUNT :   570,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    568,873.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,985.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 68.67400
    ----------------------------------------------------------------
0   0031774441     MORTGAGORS: AUER                 KENNETH
                               AUER                 DENISE
    REGION CODE    ADDRESS   : 6806 BRIMSTONE LANE
        01         CITY      :    FAIRFAX STATION
                   STATE/ZIP : VA  22039
    MORTGAGE AMOUNT :   290,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,757.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,004.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 65.95400
    ----------------------------------------------------------------
0   0031774458     MORTGAGORS: SCALZO               RONALD

    REGION CODE    ADDRESS   : 4205 IRON DUKE COURT
        01         CITY      :    DULUTH
                   STATE/ZIP : GA  30097
    MORTGAGE AMOUNT :   371,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    369,890.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,468.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 78.10500
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,769,300.00
                               P & I AMT:     12,170.25
                               UPB AMT:   1,765,796.86

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          206
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031774466     MORTGAGORS: KAMINS               SCOTT

    REGION CODE    ADDRESS   : 8820 DOVES FLY WAY
        01         CITY      :    LAUREL
                   STATE/ZIP : MD  20723
    MORTGAGE AMOUNT :   265,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,784.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,809.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031774474     MORTGAGORS: PECUKONIS            EDWARD
                               PECUKONIS            MARYA
    REGION CODE    ADDRESS   : LOT 32 DANMARK DRIVE
        01         CITY      :    GLENWOOD
                   STATE/ZIP : MD  21738
    MORTGAGE AMOUNT :   259,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,503.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,795.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 56.01293
    ----------------------------------------------------------------
0   0031774771     MORTGAGORS: CRAWFORD             DONNIE
                               CRAWFORD             JUDITH
    REGION CODE    ADDRESS   : 18228 SOUTHEAST 394TH STREET
        01         CITY      :    AUBURN
                   STATE/ZIP : WA  98092
    MORTGAGE AMOUNT :   337,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    337,186.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,302.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 89.99800
    ----------------------------------------------------------------
0   0031774904     MORTGAGORS: RUMFORD              DONALD

    REGION CODE    ADDRESS   : 7462 DENROCK AVENUE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90045
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,781.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,910.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 77.77777
    ----------------------------------------------------------------
0   0031774961     MORTGAGORS: WOOD                 ROBERT
                               WOOD                 DANA
    REGION CODE    ADDRESS   : 5038 MILISSI WAY
        01         CITY      :    OCEANSIDE
                   STATE/ZIP : CA  92056
    MORTGAGE AMOUNT :   247,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,311.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,709.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.83800
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,390,050.00
                               P & I AMT:      9,525.72
                               UPB AMT:   1,388,568.25

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          207
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031774995     MORTGAGORS: AMEER                QUAZI
                               AMEER                SHABNAM
    REGION CODE    ADDRESS   : 1527 NORTH HOOVER STREET
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90027
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,815.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,734.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031775091     MORTGAGORS: LILLARD              MILES
                               LILLARD              CHERYL
    REGION CODE    ADDRESS   : 50 CROCUS COURT
        01         CITY      :    DURANGO
                   STATE/ZIP : CO  81301
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,792.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,957.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 74.66600
    ----------------------------------------------------------------
0   0031775273     MORTGAGORS: SAFAYAN              ALI

    REGION CODE    ADDRESS   : 1020 MASSACHUSETTS AVE, NW
        01         CITY      :    WASHINGTON
                   STATE/ZIP : DC  20002
    MORTGAGE AMOUNT :   259,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,557.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,766.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 66.41000
    ----------------------------------------------------------------
0   0031775281     MORTGAGORS: ROBERTS              DARRYL
                               ROBERTS              MARGARET
    REGION CODE    ADDRESS   : 5909 ASHBY MANOR PLACE
        01         CITY      :    ALEXANDRIA
                   STATE/ZIP : VA  22310
    MORTGAGE AMOUNT :   245,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    245,106.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,653.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 76.71800
    ----------------------------------------------------------------
0   0031775349     MORTGAGORS: DI GIOIA             MIGUEL
                               DI GIOIA             JANICE
    REGION CODE    ADDRESS   : 227 NORTH REDFIELD COURT
        01         CITY      :    PARK RIDGE
                   STATE/ZIP : IL  60068
    MORTGAGE AMOUNT :   540,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    539,235.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,868.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 64.67065
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,572,500.00
                               P & I AMT:     10,981.30
                               UPB AMT:   1,570,507.61

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          208
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031775398     MORTGAGORS: GRAY                 PETER
                               GRAY                 SUSAN
    REGION CODE    ADDRESS   : 9425 HOLBROOK LANE
        01         CITY      :    POTOMAC
                   STATE/ZIP : MD  20854
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,546.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,292.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031775406     MORTGAGORS: FERNANDEZ            ERIC
                               FERNANDEZ            ELLEN
    REGION CODE    ADDRESS   : 2800 LEGENDARY COURT
        01         CITY      :    SILVER SPRING
                   STATE/ZIP : MD  20906
    MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,580.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,828.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 73.42465
    ----------------------------------------------------------------
0   0031775414     MORTGAGORS: GEIS                 ROBERT
                               GEIS                 MARY
    REGION CODE    ADDRESS   : 11706 FALLSWOOD TERRACE
        01         CITY      :    LUTHERVILLE
                   STATE/ZIP : MD  21093
    MORTGAGE AMOUNT :   420,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    419,342.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,865.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031775422     MORTGAGORS: ROSS                 STEVEN
                               LUKAS-ROSS           JEANNE
    REGION CODE    ADDRESS   : 12005 BENNETT FARMS COURT
        01         CITY      :    HERNDON
                   STATE/ZIP : VA  20171
    MORTGAGE AMOUNT :   322,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    321,447.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,223.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.50600
    ----------------------------------------------------------------
0   0031775430     MORTGAGORS: FOSTER               JEFFREY
                               WILL                 CANDICE
    REGION CODE    ADDRESS   : 4109 OLIVER STREET
        01         CITY      :    CHEVY CHASE
                   STATE/ZIP : MD  20815
    MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    314,494.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,122.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 52.50000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,645,000.00
                               P & I AMT:     11,332.07
                               UPB AMT:   1,642,412.06

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          209
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031775448     MORTGAGORS: DOCKSWELL            BARRY
                               HOUSMAN              ROBERTA
    REGION CODE    ADDRESS   : 2204 BAY DRIVE
        01         CITY      :    POMPANO BEACH
                   STATE/ZIP : FL  33062
    MORTGAGE AMOUNT :   575,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    574,100.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,922.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 53.48800
    ----------------------------------------------------------------
0   0031775455     MORTGAGORS: SMITH                SHARON

    REGION CODE    ADDRESS   : 3130 TENNYSON ST., N.W.
        01         CITY      :    WASHINGTON
                   STATE/ZIP : DC  20015
    MORTGAGE AMOUNT :   372,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    371,432.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,569.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031775463     MORTGAGORS: BEVAN                PHILIP
                               BEVAN                NANETTE
    REGION CODE    ADDRESS   : 118 EAST MELROSE STREET
        01         CITY      :    CHEVY CHASE
                   STATE/ZIP : MD  20815
    MORTGAGE AMOUNT :   447,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    446,074.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,011.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 68.76923
    ----------------------------------------------------------------
0   0031775471     MORTGAGORS: ROSWELL              MATTHEW
                               ROSWELL              SUSAN
    REGION CODE    ADDRESS   : 2223 WEST JOPPA ROAD
        01         CITY      :    LUTHERVILLE
                   STATE/ZIP : MD  21093
    MORTGAGE AMOUNT :   296,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    295,536.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,019.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031775489     MORTGAGORS: HARDING              ARTHUR
                               HARDING              VICKIE
    REGION CODE    ADDRESS   : 7138 RIVER ROAD
        01         CITY      :    BETHESDA
                   STATE/ZIP : MD  20817
    MORTGAGE AMOUNT :   575,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    574,077.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,873.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 69.69600
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,265,000.00
                               P & I AMT:     15,396.46
                               UPB AMT:   2,261,220.85

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          210
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031775497     MORTGAGORS: CARRANO              CONO

    REGION CODE    ADDRESS   : 4540 YUMA STREET, N.W.
        01         CITY      :    WASHINGTON
                   STATE/ZIP : DC  20016
    MORTGAGE AMOUNT :   255,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,610.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,761.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 71.83000
    ----------------------------------------------------------------
0   0031775513     MORTGAGORS: MASTERS              ERIC
                               MASTERS              PRISCILLA
    REGION CODE    ADDRESS   : 1028 WALKER ROAD
        01         CITY      :    GREAT FALLS
                   STATE/ZIP : VA  22066
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,608.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,705.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 62.50000
    ----------------------------------------------------------------
0   0031775539     MORTGAGORS: HALE                 WANDA
                               WHITE                MICHAEL
    REGION CODE    ADDRESS   : 13416 ALFRED MILL COURT
        01         CITY      :    HERNDON
                   STATE/ZIP : VA  20171
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,485.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,237.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 75.29400
    ----------------------------------------------------------------
0   0031775554     MORTGAGORS: HARRISON             JEFFREY
                               HARRISON             LAUREN
    REGION CODE    ADDRESS   : 14 EAST SHORE ROAD
        01         CITY      :    OTIS
                   STATE/ZIP : MA  01253
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    292,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,991.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031775620     MORTGAGORS: BOICE                KEITH
                               BOICE                SUSAN
    REGION CODE    ADDRESS   : 8 DORCHESTER
        01         CITY      :    IRVINE
                   STATE/ZIP : CA  92620
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,741.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,348.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,457,000.00
                               P & I AMT:     10,044.41
                               UPB AMT:   1,455,445.80

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          211
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031775901     MORTGAGORS: REZAZADEH            FARSHID
                               REZAZADEH            SIMA
    REGION CODE    ADDRESS   : 10240 STERLING BOULEVARD
        01         CITY      :    CUPERTINO
                   STATE/ZIP : CA  95014
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,807.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,817.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 74.92700
    ----------------------------------------------------------------
0   0031775984     MORTGAGORS: GONZALEZ             GUILLERMO
                               DE SANTIAGO          ELIZABETH
    REGION CODE    ADDRESS   : 3479 TULLY ROAD
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95148
    MORTGAGE AMOUNT :   267,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,701.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,873.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0031776172     MORTGAGORS: DALLEN               ROBERT
                               DALLEN               JULIE
    REGION CODE    ADDRESS   : 9808 SPRING RIDGE LANE
        01         CITY      :    VIENNA
                   STATE/ZIP : VA  22182
    MORTGAGE AMOUNT :   376,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    374,891.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,533.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031776198     MORTGAGORS: MAIA                 DIANE
                               DOMENA               JOHN
    REGION CODE    ADDRESS   : 315 BURLAGE CIRCLE
        01         CITY      :    CHAPEL HILL
                   STATE/ZIP : NC  27514
    MORTGAGE AMOUNT :   233,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    233,225.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,573.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 74.99197
    ----------------------------------------------------------------
0   0031776214     MORTGAGORS: RESNIKOFF            ARTHUR

    REGION CODE    ADDRESS   : 64 TURQUOISE WAY
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94131
    MORTGAGE AMOUNT :   394,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    393,383.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,687.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,531,500.00
                               P & I AMT:     10,485.92
                               UPB AMT:   1,529,008.72

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          212
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031776222     MORTGAGORS: ST. VINCENT          ROGER
                               SABAGH               DENYSE
    REGION CODE    ADDRESS   : 1728 LAMONT ST, N.W.
        01         CITY      :    WASHINGTON
                   STATE/ZIP : DC  20010
    MORTGAGE AMOUNT :   347,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    342,149.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,337.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 77.11100
    ----------------------------------------------------------------
0   0031776321     MORTGAGORS: CHADIVE              HARANATH
                               CHAMUNDESWARI        SINGAMREDDI
    REGION CODE    ADDRESS   : 6225 CARDINAL BROOK
        01         CITY      :    SPRINGFIELD
                   STATE/ZIP : VA  22152
    MORTGAGE AMOUNT :   324,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    323,412.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,047.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0031776354     MORTGAGORS: DUNCAN               DUANE
                               DUNCAN               CAROLINE
    REGION CODE    ADDRESS   : 820 FONTAINE STREET
        01         CITY      :    ALEXANDRIA
                   STATE/ZIP : VA  22302
    MORTGAGE AMOUNT :   325,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    324,438.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,107.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 63.10600
    ----------------------------------------------------------------
0   0031776370     MORTGAGORS: VANDERGRIFF          C
                               VANDERGRIFF          CHERYL
    REGION CODE    ADDRESS   : 1950 LARGO PLACE
        01         CITY      :    JACKSONVILLE
                   STATE/ZIP : FL  32207
    MORTGAGE AMOUNT :   637,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    636,477.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,294.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031776388     MORTGAGORS: VISCUSI              JOHN
                               VISCUSI              HOLLI
    REGION CODE    ADDRESS   : 2280 GLENVIEW DRIVE
        01         CITY      :    LANSDALE
                   STATE/ZIP : PA  19446
    MORTGAGE AMOUNT :   297,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    297,134.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,104.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,930,850.00
                               P & I AMT:     12,893.22
                               UPB AMT:   1,923,612.84

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          213
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031776396     MORTGAGORS: DANIELS              ANDREW
                               DANIELS              ROBIN
    REGION CODE    ADDRESS   : 17 COMMON STREET
        01         CITY      :    SCITUATE
                   STATE/ZIP : MA  02066
    MORTGAGE AMOUNT :   465,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    464,235.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,093.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 70.45400
    ----------------------------------------------------------------
0   0031776404     MORTGAGORS: MAY                  KENNETH
                               MAY                  CAROL
    REGION CODE    ADDRESS   : 10910 MEANDERVIEW COURT
        01         CITY      :    MANASSAS
                   STATE/ZIP : VA  20111
    MORTGAGE AMOUNT :   323,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    323,018.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,152.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 77.40400
    ----------------------------------------------------------------
0   0031776420     MORTGAGORS: KENZORA              JOHN
                               NEY                  ROSE
    REGION CODE    ADDRESS   : 8 OLD CROWN COURT
        01         CITY      :    BALTIMORE
                   STATE/ZIP : MD  21208
    MORTGAGE AMOUNT :   328,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    327,756.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,293.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031776453     MORTGAGORS: BURGOYNE             RICHARD
                               BURGOYNE             MARY
    REGION CODE    ADDRESS   : 26408 INGLETON COURT,EAST
        01         CITY      :    EASTON
                   STATE/ZIP : MD  21601
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,523.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,237.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031776495     MORTGAGORS: JONES                ROBERT
                               JONES                ANNE
    REGION CODE    ADDRESS   : LOT 9 FLINT FARM RD
        01         CITY      :    MIDDLETON
                   STATE/ZIP : MA  01949
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,348.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,819.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 59.34000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,706,550.00
                               P & I AMT:     11,596.20
                               UPB AMT:   1,703,882.01

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          214
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031776529     MORTGAGORS: SUTTON               RANDY
                               SUTTON               PAMELA
    REGION CODE    ADDRESS   : 10505 N 53RD STREET
        01         CITY      :    OMAHA
                   STATE/ZIP : NE  68152
    MORTGAGE AMOUNT :   289,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    288,558.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,996.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 69.63800
    ----------------------------------------------------------------
0   0031776545     MORTGAGORS: PETERSON             JOHN
                               PETERSON             KATHERINE
    REGION CODE    ADDRESS   : 00-9
        01         CITY      :    KIMBERLING CITY
                   STATE/ZIP : MO  65737
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,740.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,447.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 77.77700
    ----------------------------------------------------------------
0   0031776560     MORTGAGORS: NAUMAN               THOMAS
                               NAUMAN               SUSAN
    REGION CODE    ADDRESS   : 28 APPLE HILL LANE
        01         CITY      :    DUXBURY
                   STATE/ZIP : MA  02332
    MORTGAGE AMOUNT :   268,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,335.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,743.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031776578     MORTGAGORS: MANNS                JOHN
                               MANNS                CHRISTINE
    REGION CODE    ADDRESS   : 18 DOVER CIRCLE
        01         CITY      :    FRANKLIN
                   STATE/ZIP : MA  02038
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,593.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,981.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 75.47100
    ----------------------------------------------------------------
0   0031776586     MORTGAGORS: BARINA               JEFF
                               EHRHARDT             TANJA
    REGION CODE    ADDRESS   : 4919 S. COUNTY ROAD 23
        01         CITY      :    LOVELAND
                   STATE/ZIP : CO  80537
    MORTGAGE AMOUNT :   325,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    324,438.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,107.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 71.42800
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,512,800.00
                               P & I AMT:     10,276.50
                               UPB AMT:   1,510,667.12

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          215
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031776594     MORTGAGORS: HILT                 THOMAS
                               HILT                 JEAN
    REGION CODE    ADDRESS   : 7418 CEDAR BLUFF COURT
        01         CITY      :    PROSPECT
                   STATE/ZIP : KY  40059
    MORTGAGE AMOUNT :   278,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,193.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,946.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 45.63900
    ----------------------------------------------------------------
0   0031776602     MORTGAGORS: AGOLIA               RANDY
                               ALTHAUS              LILLY
    REGION CODE    ADDRESS   : 530 CASTLE RIDGE DR
        01         CITY      :    BALLWIN
                   STATE/ZIP : MO  63021
    MORTGAGE AMOUNT :   247,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,872.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,707.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 93.46500
    ----------------------------------------------------------------
0   0031776628     MORTGAGORS: TRAN                 THUAN
                               DU                   HONG
    REGION CODE    ADDRESS   : 2180 ROSE ARBOR COURT
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95133
    MORTGAGE AMOUNT :   284,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,555.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,937.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.77700
    ----------------------------------------------------------------
0   0031776636     MORTGAGORS: DELFINO              SALVATORE
                               LEMKE                KAREN
    REGION CODE    ADDRESS   : 26039 BALDWIN  PLACE
        01         CITY      :    STEVENSON RANCH
                   STATE/ZIP : CA  91381
    MORTGAGE AMOUNT :   258,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,193.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,740.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.99600
    ----------------------------------------------------------------
0   0031776669     MORTGAGORS: HERRIER              BRUCE
                               HERRIER              CYNTHIA
    REGION CODE    ADDRESS   : 490 KRENWINKLE COURT
        01         CITY      :    SIMI VALLEY
                   STATE/ZIP : CA  93065
    MORTGAGE AMOUNT :   375,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    374,697.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,528.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,443,350.00
                               P & I AMT:      9,861.04
                               UPB AMT:   1,441,512.85

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          216
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031776677     MORTGAGORS: MRAZEK               DANE

    REGION CODE    ADDRESS   : 3020 WHISPERWAVE CIRCLE
        01         CITY      :    REDWOOD CITY
                   STATE/ZIP : CA  94065
    MORTGAGE AMOUNT :   335,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    335,637.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,291.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.98900
    ----------------------------------------------------------------
0   0031776719     MORTGAGORS: DAMBA                EDWARD
                               DAMBA                ESMELITA
    REGION CODE    ADDRESS   : 2162 ROSE ARBOR COURT
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95133
    MORTGAGE AMOUNT :   302,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    301,864.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,060.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.08500
    ----------------------------------------------------------------
0   0031776776     MORTGAGORS: TAI                  SHUI-CHENG
                               WANG                 SIYUAN
    REGION CODE    ADDRESS   : 410 WINDFIELD LANE
        01         CITY      :    REDWOOD CITY
                   STATE/ZIP : CA  94065
    MORTGAGE AMOUNT :   376,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    376,010.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,569.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.99400
    ----------------------------------------------------------------
0   0031776792     MORTGAGORS: SHEA                 THOMAS
                               SHEA                 BARBARA
    REGION CODE    ADDRESS   : 435 WINDFIELD  LANE
        01         CITY      :    REDWOOD CITY
                   STATE/ZIP : CA  94065
    MORTGAGE AMOUNT :   367,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    366,860.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,475.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.99300
    ----------------------------------------------------------------
0   0031776800     MORTGAGORS: ZOTTOLA              CRAIG
                               ZOTTOLA              KIMBERLY
    REGION CODE    ADDRESS   : 33 HONEYSUCKLE COURT
        01         CITY      :    STORMVILLE
                   STATE/ZIP : NY  12582
    MORTGAGE AMOUNT :   277,940.00  OPTION TO CONVERT :
    UNPAID BALANCE :    277,107.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,943.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 94.73800
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,659,990.00
                               P & I AMT:     11,340.35
                               UPB AMT:   1,657,480.65

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          217
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031776834     MORTGAGORS: LUU                  DANIEL
                               YANG                 TRISHA
    REGION CODE    ADDRESS   : 2168 ROSE ARBOR COURT
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95133
    MORTGAGE AMOUNT :   243,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    242,919.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,659.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 65.75800
    ----------------------------------------------------------------
0   0031776933     MORTGAGORS: KLECKER              JAMES
                               KLECKER              JENNIFER
    REGION CODE    ADDRESS   : 1855 COWPER STTREET
        01         CITY      :    PALO ALTO
                   STATE/ZIP : CA  94301
    MORTGAGE AMOUNT :   471,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    470,923.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,175.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 34.91100
    ----------------------------------------------------------------
0   0031776966     MORTGAGORS: LEE                  ANDREW
                               LEE                  NANCY
    REGION CODE    ADDRESS   : 18709 CASA BLANCA LANE
        01         CITY      :    SARATOGA
                   STATE/ZIP : CA  95070
    MORTGAGE AMOUNT :   434,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    434,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,997.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 67.81200
    ----------------------------------------------------------------
0   0031777642     MORTGAGORS: BERFIELD             REX
                               BERFIELD             TAMMY
    REGION CODE    ADDRESS   : 29 LADY MEAGHAN WAY
        01         CITY      :    FREDERICKSBURG
                   STATE/ZIP : VA  22406
    MORTGAGE AMOUNT :   276,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,795.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,929.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031777725     MORTGAGORS: WOLKOYS              ROBERT
                               WOLKOYS              MICHELLE
    REGION CODE    ADDRESS   : 6922 RIO VISTA DRIVE
        01         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92647
    MORTGAGE AMOUNT :   323,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    323,634.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,154.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 89.99700
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,748,500.00
                               P & I AMT:     11,917.25
                               UPB AMT:   1,747,272.03

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          218
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031777741     MORTGAGORS: ROANE                KENNETH
                               ROANE                CAROL
    REGION CODE    ADDRESS   : 29406 IVY GLENN DRIVE
        01         CITY      :    LAGUNA NIGUEL
                   STATE/ZIP : CA  92677
    MORTGAGE AMOUNT :   359,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    358,698.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,358.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.95500
    ----------------------------------------------------------------
0   0031777774     MORTGAGORS: COFFEE               BERNIE
                               COFFEE               GAIL
    REGION CODE    ADDRESS   : 12311 KENSINGTON ROAD
        01         CITY      :    LOS ALAMITOS
                   STATE/ZIP : CA  90720
    MORTGAGE AMOUNT :   330,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    329,520.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,335.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 52.38000
    ----------------------------------------------------------------
0   0031777782     MORTGAGORS: LESSLER              MARK

    REGION CODE    ADDRESS   : 6055 JOHNSTON DRIVE
        01         CITY      :    OAKLAND
                   STATE/ZIP : CA  94611
    MORTGAGE AMOUNT :   252,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    252,512.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,766.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 60.16600
    ----------------------------------------------------------------
0   0031777790     MORTGAGORS: MORSE                STUART
                               MORSE                TAMARA
    REGION CODE    ADDRESS   : 203 VIEW COURT
        01         CITY      :    APTOS
                   STATE/ZIP : CA  95003
    MORTGAGE AMOUNT :   380,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    379,710.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,624.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031777808     MORTGAGORS: FRONK                BRIAN
                               FRONK                SHELLY
    REGION CODE    ADDRESS   : 18122 FIELDBURY LANE
        01         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92647
    MORTGAGE AMOUNT :   267,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,101.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,870.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 66.87500
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,589,200.00
                               P & I AMT:     10,955.98
                               UPB AMT:   1,587,544.22

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          219
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031777824     MORTGAGORS: HOLT                 GREGG
                               HOLT                 KIM
    REGION CODE    ADDRESS   : 4140 VIEW PARK DRIVE
        01         CITY      :    YORBA LINDA
                   STATE/ZIP : CA  92886
    MORTGAGE AMOUNT :   266,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,603.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,859.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 59.11100
    ----------------------------------------------------------------
0   0031777832     MORTGAGORS: KESSLER              KEITH
                               KESSLER              BARBARA
    REGION CODE    ADDRESS   : 18752 HAVEN LANE
        01         CITY      :    YORBA LINDA
                   STATE/ZIP : CA  92886
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,781.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,708.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031777840     MORTGAGORS: MILNER               DEVIN
                               MILNER               LYNETTE
    REGION CODE    ADDRESS   : 6323 ERLANGER STREET
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92122
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,804.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,705.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 63.61300
    ----------------------------------------------------------------
0   0031777873     MORTGAGORS: GARCIA               DANIEL
                               GARCIA               SARAH
    REGION CODE    ADDRESS   : 53 SEALION PLACE
        01         CITY      :    VALLEJO
                   STATE/ZIP : CA  94591
    MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    311,439.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,128.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031777907     MORTGAGORS: HALL                 JERRY
                               HALL                 GAIL
    REGION CODE    ADDRESS   : 2175 DENISE DRIVE
        01         CITY      :    SANTA CLARA
                   STATE/ZIP : CA  95050
    MORTGAGE AMOUNT :   344,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    343,461.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,346.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,432,000.00
                               P & I AMT:      9,748.47
                               UPB AMT:   1,430,091.83

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          220
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031777915     MORTGAGORS: SITEMAN              ROBERT
                               SITEMAN              BARBARA
    REGION CODE    ADDRESS   : 851 HARTGLEN AVENUE
        01         CITY      :    THOUSAND OAKS
                   STATE/ZIP : CA  91361
    MORTGAGE AMOUNT :   311,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    310,724.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,149.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031777931     MORTGAGORS: HORNICKEL            MARK
                               HORNICKEL            ELIZABETH
    REGION CODE    ADDRESS   : 225 EDINBURGH CIRCLE
        01         CITY      :    DANVILLE
                   STATE/ZIP : CA  94526
    MORTGAGE AMOUNT :   375,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    374,368.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,463.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 58.59300
    ----------------------------------------------------------------
0   0031777956     MORTGAGORS: VITAMANTE            ROBERT
                               VITAMANTE            CHRISTINE
    REGION CODE    ADDRESS   : 1 HITCHING POST LANE
        01         CITY      :    BELL CANYON
                   STATE/ZIP : CA  91307
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,746.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,477.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 60.86900
    ----------------------------------------------------------------
0   0031777964     MORTGAGORS: CHRISTIANO           PAUL
                               CHRISTIANO           CAROL
    REGION CODE    ADDRESS   : 17641 RAINGLEN LANE
        01         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92649
    MORTGAGE AMOUNT :   395,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    394,366.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,661.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.79700
    ----------------------------------------------------------------
0   0031777972     MORTGAGORS: SCIOLLA              RALPH
                               SCIOLLA              LISA
    REGION CODE    ADDRESS   : 4220 SUNNYHILL DRIVE
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92008
    MORTGAGE AMOUNT :   420,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    419,309.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,794.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,851,200.00
                               P & I AMT:     12,545.63
                               UPB AMT:   1,848,515.50

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          221
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031777980     MORTGAGORS: BRADLEY              JAMES
                               BRADEY               NOREEN
    REGION CODE    ADDRESS   : 133 NORTH DOWNEY LANE
        01         CITY      :    PLACENTIA
                   STATE/ZIP : CA  92870
    MORTGAGE AMOUNT :   295,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,764.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,987.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.72900
    ----------------------------------------------------------------
0   0031778004     MORTGAGORS: ROLBIN               CECIL
                               ROLBIN               ANNE
    REGION CODE    ADDRESS   : 16 TIRREMIA DRIVE
        01         CITY      :    DANA POINT
                   STATE/ZIP : CA  92629
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,553.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,097.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 60.00000
    ----------------------------------------------------------------
0   0031778012     MORTGAGORS: RODICH               MICHAEL
                               RODICH               JANA
    REGION CODE    ADDRESS   : 57 SANTA BARBARA DRIVE
        01         CITY      :    RANCHO PALOS VERDES
                   STATE/ZIP : CA  90275
    MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    449,313.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,108.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 53.57100
    ----------------------------------------------------------------
0   0031778020     MORTGAGORS: ALEXANDER            JESSE
                               ALEXANDER            MEREDITH
    REGION CODE    ADDRESS   : 4302 WILKINSON AVENUE
        01         CITY      :    STUDIO CITY
                   STATE/ZIP : CA  91604
    MORTGAGE AMOUNT :   381,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    381,294.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,570.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031778046     MORTGAGORS: ALLY                 OSMAN
                               ALLY                 MARIAM
    REGION CODE    ADDRESS   : 921 GEORGINA AVENUE
        01         CITY      :    SANTA MONICA
                   STATE/ZIP : CA  90402
    MORTGAGE AMOUNT :   649,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    649,006.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,600.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 46.42500
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,076,550.00
                               P & I AMT:     14,364.38
                               UPB AMT:   2,073,931.48

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          222
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031778061     MORTGAGORS: BEHM                 COURTNEY

    REGION CODE    ADDRESS   : 181 SHERLAND AVENUE
        01         CITY      :    MOUNTAIN VIEW
                   STATE/ZIP : CA  94043
    MORTGAGE AMOUNT :   311,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    310,963.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,149.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031778079     MORTGAGORS: DAVIS                THOMAS
                               DAVIS                GAIL
    REGION CODE    ADDRESS   : 23 MEADOW DRIVE
        01         CITY      :    MILL VALLEY
                   STATE/ZIP : CA  94941
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,535.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,264.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031778087     MORTGAGORS: CLARKE               THOMAS

    REGION CODE    ADDRESS   : 3490 WONDER VIEW PLACE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90068
    MORTGAGE AMOUNT :   365,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    364,428.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,489.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 78.49400
    ----------------------------------------------------------------
0   0031778095     MORTGAGORS: PERRY                ALVIN
                               PERRY                RAUNA
    REGION CODE    ADDRESS   : 21616 CEZANNE PLACE
        01         CITY      :    WOODLAND HILLS
                   STATE/ZIP : CA  91364
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,781.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,910.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 65.88200
    ----------------------------------------------------------------
0   0031778103     MORTGAGORS: KAINE                DAVID
                               KAINE                JANE
    REGION CODE    ADDRESS   : 231 A AVENUE
        01         CITY      :    CORONADO
                   STATE/ZIP : CA  92118
    MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    314,491.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,122.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 70.31200
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,591,200.00
                               P & I AMT:     10,936.60
                               UPB AMT:   1,589,200.76

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          223
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031778129     MORTGAGORS: OHNOKI               DONALD
                               OHNOKI               MARY
    REGION CODE    ADDRESS   : 28242 LOBROOK DRIVE
        01         CITY      :    RANCHO PALOS VERDES
                   STATE/ZIP : CA  90275
    MORTGAGE AMOUNT :   425,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    424,301.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,827.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 77.27200
    ----------------------------------------------------------------
0   0031778137     MORTGAGORS: NIERRAS              J
                               WU                   GIN
    REGION CODE    ADDRESS   : 1528 BALBOA WAY
        01         CITY      :    BURLINGAME
                   STATE/ZIP : CA  94010
    MORTGAGE AMOUNT :   286,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    286,173.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,003.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 56.19600
    ----------------------------------------------------------------
0   0031778152     MORTGAGORS: SHERWOOD             ROBERT
                               SHERWOOD             ELAINE
    REGION CODE    ADDRESS   : 378 PEARL STREET
        01         CITY      :    BRAINTREE
                   STATE/ZIP : MA  02184
    MORTGAGE AMOUNT :   274,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    273,592.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,915.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 65.23800
    ----------------------------------------------------------------
0   0031778202     MORTGAGORS: BERUBE               RONALD
                               BERUBE               SUSAN
    REGION CODE    ADDRESS   : 179 MIDDLE RIVER ROAD
        01         CITY      :    DANBURY
                   STATE/ZIP : CT  06811
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,553.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,740.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 55.20800
    ----------------------------------------------------------------
0   0031778228     MORTGAGORS: MULLER               MICHAEL
                               MULLER               ADRIENNE
    REGION CODE    ADDRESS   : 481 EL JINA LANE
        01         CITY      :    OJAI
                   STATE/ZIP : CA  93023
    MORTGAGE AMOUNT :   264,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,075.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,781.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 69.60500
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,515,100.00
                               P & I AMT:     10,270.19
                               UPB AMT:   1,512,695.68

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          224
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031778319     MORTGAGORS: TEK                  DAVID
                               TEK                  SINY
    REGION CODE    ADDRESS   : 12803 NEW PARKLAND DRIVE
        01         CITY      :    HERNDON
                   STATE/ZIP : VA  20171
    MORTGAGE AMOUNT :   297,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,557.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,076.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 72.43900
    ----------------------------------------------------------------
0   0031778327     MORTGAGORS: DIPPELL              STEVEN
                               DIPPELL              MARILYN
    REGION CODE    ADDRESS   : 5923 KYBURZ PLACE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95120
    MORTGAGE AMOUNT :   310,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    309,538.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,167.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 65.67796
    ----------------------------------------------------------------
0   0031778384     MORTGAGORS: HICKEY               JOHN
                               HICKEY               MELISSA
    REGION CODE    ADDRESS   : 52 VISTA DRIVE
        01         CITY      :    DANVILLE
                   STATE/ZIP : CA  94526
    MORTGAGE AMOUNT :   253,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,311.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,772.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 73.47800
    ----------------------------------------------------------------
0   0031778392     MORTGAGORS: GLOVER               JOHN
                               GLOVER               JANET
    REGION CODE    ADDRESS   : 26726 TURKEY RUN
        01         CITY      :    BOERNE
                   STATE/ZIP : TX  78006
    MORTGAGE AMOUNT :   369,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    369,135.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,553.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 77.83100
    ----------------------------------------------------------------
0   0031778467     MORTGAGORS: SCHRUPP              MIKE
                               SCHRUPP              MARY
    REGION CODE    ADDRESS   : 3 DESOTO COURT
        01         CITY      :    ORINDA
                   STATE/ZIP : CA  94563
    MORTGAGE AMOUNT :   257,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,804.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,775.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 52.44800
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,487,200.00
                               P & I AMT:     10,345.21
                               UPB AMT:   1,485,348.18

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          225
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031778491     MORTGAGORS: MARGULES             MICHAEL

    REGION CODE    ADDRESS   : 7509 WISCASSET DRIVE
        01         CITY      :    WEST HILLS
                   STATE/ZIP : CA  91304
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,358.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,694.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031778517     MORTGAGORS: CORCORAN             BRIDGET
                               MUTINER              DEBORA
    REGION CODE    ADDRESS   : 30340 MERIDIEN CIRCLE
        01         CITY      :    UNION CITY
                   STATE/ZIP : CA  94587
    MORTGAGE AMOUNT :   328,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    328,256.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,296.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 74.65900
    ----------------------------------------------------------------
0   0031778533     MORTGAGORS: ADAMS                SUSAN
                               CZEPIEL              JOHN
    REGION CODE    ADDRESS   : 82 UPLANDS DR.
        01         CITY      :    W HARTFORD
                   STATE/ZIP : CT  06107
    MORTGAGE AMOUNT :   245,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,606.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,650.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 76.56200
    ----------------------------------------------------------------
0   0031778541     MORTGAGORS: FRAZIER              G.
                               FRAZIER              JUDY
    REGION CODE    ADDRESS   : 23500 ROLLING FORK WAY
        01         CITY      :    GAITHERSBURG
                   STATE/ZIP : MD  20882
    MORTGAGE AMOUNT :   298,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    297,510.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,982.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 76.41000
    ----------------------------------------------------------------
0   0031778558     MORTGAGORS: CUNNINGHAM           WILLIAM
                               CUNNINGHAM           JOANNE
    REGION CODE    ADDRESS   : 63 SHELTERWOOD DRIVE
        01         CITY      :    DANVILLE
                   STATE/ZIP : CA  94506
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,655.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,594.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 66.66700
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,671,500.00
                               P & I AMT:     11,219.41
                               UPB AMT:   1,669,387.18

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          226
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031778566     MORTGAGORS: GRAY                 EDWARD
                               GRAY                 JUDITH
    REGION CODE    ADDRESS   : 9774 VIEWCREST DRIVE
        01         CITY      :    FAIRFAX
                   STATE/ZIP : VA  22039
    MORTGAGE AMOUNT :   363,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    363,330.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,482.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 78.25800
    ----------------------------------------------------------------
0   0031778574     MORTGAGORS: TAHAN                CHARLES
                               TAHAN                TERESA
    REGION CODE    ADDRESS   : 9468 SWAN LAKE DR
        01         CITY      :    GRANITE BAY
                   STATE/ZIP : CA  95746
    MORTGAGE AMOUNT :   270,885.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,673.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,847.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 89.99980
    ----------------------------------------------------------------
0   0031778608     MORTGAGORS: BLACKMAN             RONALD
                               BLACKMAN             FANCHON
    REGION CODE    ADDRESS   : 4557 DEL MONTE AVENUE
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92107
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,575.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,992.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 65.51700
    ----------------------------------------------------------------
0   0031778632     MORTGAGORS: SUMMERS              JAMES
                               SUMMERS              CECILY
    REGION CODE    ADDRESS   : 2187 HARVEST PLACE
        01         CITY      :    LIVERMORE
                   STATE/ZIP : CA  94550
    MORTGAGE AMOUNT :   380,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    379,703.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,592.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 56.98600
    ----------------------------------------------------------------
0   0031778640     MORTGAGORS: GIBSON               MARY

    REGION CODE    ADDRESS   : 2211 BROOKVIEW DRIVE
        01         CITY      :    ATLANTA
                   STATE/ZIP : GA  30318
    MORTGAGE AMOUNT :   254,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,572.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,668.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 70.75200
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,553,785.00
                               P & I AMT:     10,583.99
                               UPB AMT:   1,551,855.43

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          227
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031778657     MORTGAGORS: CALESARIC            STEPHEN
                               CALESARIC            CINDY
    REGION CODE    ADDRESS   : 16708 CEDAR POST COURT
        01         CITY      :    CENTREVILLE
                   STATE/ZIP : VA  22020
    MORTGAGE AMOUNT :   321,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    320,971.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,247.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 79.99400
    ----------------------------------------------------------------
0   0031778699     MORTGAGORS: HIGGINBOTHAM         WILLIAM
                               BARTER               ELIZABETH
    REGION CODE    ADDRESS   : 183 PUTNAM CIRCLE
        01         CITY      :    ATLANTA
                   STATE/ZIP : GA  30342
    MORTGAGE AMOUNT :   358,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    357,725.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,413.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.99553
    ----------------------------------------------------------------
0   0031778715     MORTGAGORS: FREEMAN              DAVID

    REGION CODE    ADDRESS   : 6305 MESA RIDGE DRIVE
        01         CITY      :    FORT WORTH
                   STATE/ZIP : TX  76137
    MORTGAGE AMOUNT :   242,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,861.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,632.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0031778723     MORTGAGORS: IVES                 WILLIAM
                               IVES                 LAURA
    REGION CODE    ADDRESS   : 1558 QUEENS ROAD WEST
        01         CITY      :    CHARLOTTE
                   STATE/ZIP : NC  28207
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    649,467.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,324.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 74.28500
    ----------------------------------------------------------------
0   0031778731     MORTGAGORS: MOUSNER              W

    REGION CODE    ADDRESS   : 7319 EAST PASEO LAREDO
        01         CITY      :    ANAHEIM
                   STATE/ZIP : CA  92808
    MORTGAGE AMOUNT :   251,202.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,006.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,713.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 78.50000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,823,202.00
                               P & I AMT:     12,331.76
                               UPB AMT:   1,821,031.26

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          228
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031778749     MORTGAGORS: GUITY                MANSOUR

    REGION CODE    ADDRESS   : 214 KIYUGA LANE
        01         CITY      :    LOUDON
                   STATE/ZIP : TN  37774
    MORTGAGE AMOUNT :   390,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    389,389.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,660.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031778756     MORTGAGORS: CAMERON              DUKE
                               CAMERON              CLAUDIA
    REGION CODE    ADDRESS   : 2209 SOUTH ROAD
        01         CITY      :    BALTIMORE
                   STATE/ZIP : MD  21209
    MORTGAGE AMOUNT :   380,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    379,434.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,657.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031778780     MORTGAGORS: FUCARILE             THOMAS
                               FUCARILE             NANCY
    REGION CODE    ADDRESS   : 1 MOHAWK LN
        01         CITY      :    LYNNFIELD
                   STATE/ZIP : MA  01940
    MORTGAGE AMOUNT :   259,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,623.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,833.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 65.23900
    ----------------------------------------------------------------
0   0031778806     MORTGAGORS: CULLINANE            ROBERT
                               CULLINANE            YASEMIN
    REGION CODE    ADDRESS   : 24 ROCKY POINT ROAD
        01         CITY      :    OLD GREENWICH
                   STATE/ZIP : CT  06870
    MORTGAGE AMOUNT :   625,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    624,487.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,158.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 67.56700
    ----------------------------------------------------------------
0   0031778913     MORTGAGORS: LUCKHAM              THEODORE
                               LUCKHAM              ELISE
    REGION CODE    ADDRESS   : 7331 EAST GROVEWOOD LANE
        01         CITY      :    ORANGE
                   STATE/ZIP : CA  92869
    MORTGAGE AMOUNT :   337,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    337,330.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,274.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,991,600.00
                               P & I AMT:     13,583.31
                               UPB AMT:   1,989,265.49

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          229
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031778921     MORTGAGORS: HOROWITZ             ALEX

    REGION CODE    ADDRESS   : 542 SANTIAGO CANYON WAY
        01         CITY      :    BREA
                   STATE/ZIP : CA  92821
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,772.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,920.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0031779135     MORTGAGORS: CHIN                 GREGORY
                               CHIN                 MIDORI
    REGION CODE    ADDRESS   : 420 WINDFIELD LANE
        01         CITY      :    REDWOOD CITY
                   STATE/ZIP : CA  94065
    MORTGAGE AMOUNT :   300,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    300,217.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,925.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 74.98900
    ----------------------------------------------------------------
0   0031779234     MORTGAGORS: SMITH                MARK

    REGION CODE    ADDRESS   : 6220 PACIFIC AVENUE NO. 203
        01         CITY      :    (PLAYA DEL REY AREA) LOS
                   STATE/ZIP : CA  90293
    MORTGAGE AMOUNT :   268,080.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,870.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,828.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031779408     MORTGAGORS: FU                   TIMOTHY
                               FU                   VALERIE
    REGION CODE    ADDRESS   : 33658 WHIMBREL ROAD
        01         CITY      :    FREMONT
                   STATE/ZIP : CA  94555
    MORTGAGE AMOUNT :   347,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    347,235.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,400.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 72.39500
    ----------------------------------------------------------------
0   0031779622     MORTGAGORS: KRUEGER              VAN
                               JENSEN               MAY-LING
    REGION CODE    ADDRESS   : 2568 PALMETTO PALM COURT
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95133
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    300,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,072.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,501,330.00
                               P & I AMT:     10,146.75
                               UPB AMT:   1,500,096.38

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          230
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031779689     MORTGAGORS: TIDWELL              JERRY
                               TIDWELL              IRMA
    REGION CODE    ADDRESS   : 104 TUSCANY WAY
        01         CITY      :    DANVILLE
                   STATE/ZIP : CA  94506
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    400,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,594.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 57.97100
    ----------------------------------------------------------------
0   0031779713     MORTGAGORS: XIA                  WEN
                               XIA                  LEE
    REGION CODE    ADDRESS   : 510 DUNDEE AVENUE
        01         CITY      :    MILPITAS
                   STATE/ZIP : CA  95035
    MORTGAGE AMOUNT :   362,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    362,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,438.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 68.95238
    ----------------------------------------------------------------
0   0031779796     MORTGAGORS: TAYLOR               ROBERT

    REGION CODE    ADDRESS   : 14385 ESTHER DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95124
    MORTGAGE AMOUNT :   306,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    305,772.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,139.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 89.72200
    ----------------------------------------------------------------
0   0031779812     MORTGAGORS: DAVIS                KIM
                               DAVIS                VICKI
    REGION CODE    ADDRESS   : 2557 MONTCLAIRE CIRCLE
        01         CITY      :    WESTON
                   STATE/ZIP : FL  33327
    MORTGAGE AMOUNT :   330,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    330,235.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,226.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.92700
    ----------------------------------------------------------------
0   0031779960     MORTGAGORS: RAPEEPAT             ITAKORN

    REGION CODE    ADDRESS   : 1020 CALLE VENEZIA
        01         CITY      :    SAN CLEMENTE
                   STATE/ZIP : CA  92672
    MORTGAGE AMOUNT :   272,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    272,700.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,930.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 68.17500
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,671,200.00
                               P & I AMT:     11,329.64
                               UPB AMT:   1,670,708.60

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          231
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031780109     MORTGAGORS: MEIER                CARL
                               MEIER                SHARON
    REGION CODE    ADDRESS   : 3115 202ND COURT EAST,
        01         CITY      :    PRIOR LAKE
                   STATE/ZIP : MN  55372
    MORTGAGE AMOUNT :   328,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    327,750.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,265.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031780190     MORTGAGORS: SUNDBERG             WAYNE
                               SUNDBERG             KATHLEEN
    REGION CODE    ADDRESS   : 22463 N 77TH PL
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85255
    MORTGAGE AMOUNT :   292,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    292,083.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,043.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 94.99100
    ----------------------------------------------------------------
0   0031780216     MORTGAGORS: KUSH                 GREGORY
                               KUSH                 EVA
    REGION CODE    ADDRESS   : 1403 CLUB RIDGE CV
        01         CITY      :    AUSTIN
                   STATE/ZIP : TX  78735
    MORTGAGE AMOUNT :   410,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    409,404.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,901.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031780240     MORTGAGORS: BOSCO                JOSEPH
                               LANE-BOSCO           SUSAN
    REGION CODE    ADDRESS   : 61 RODGER COURT
        01         CITY      :    WYCKOFF
                   STATE/ZIP : NJ  07481
    MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    313,845.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,229.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   05/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 86.30100
    ----------------------------------------------------------------
0   0031780281     MORTGAGORS: DECKER               WYATT
                               DECKER               GEORGIANNA
    REGION CODE    ADDRESS   : 13367 25TH AVE. N.W.
        01         CITY      :    ORONOCO
                   STATE/ZIP : MN  55960
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    359,152.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,455.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,705,300.00
                               P & I AMT:     11,896.57
                               UPB AMT:   1,702,235.96

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          232
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031780323     MORTGAGORS: REMSTEDT             LAWRENCE
                               REMSTEDT             CARIN
    REGION CODE    ADDRESS   : 4316 25TH STREET
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94114
    MORTGAGE AMOUNT :   428,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    427,674.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,956.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031780356     MORTGAGORS: STEINER              WILLIAM
                               STEINER              DIANE
    REGION CODE    ADDRESS   : 650 DUNHILL DRIVE
        01         CITY      :    DANVILLE
                   STATE/ZIP : CA  94526
    MORTGAGE AMOUNT :   435,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    434,677.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,041.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 70.16100
    ----------------------------------------------------------------
0   0031780372     MORTGAGORS: BUCCA                SAMUEL
                               BUCCA                GLORIA
    REGION CODE    ADDRESS   : 41 POWHATATAN WAY
        01         CITY      :    MOUNT OLIVE
                   STATE/ZIP : NJ  07828
    MORTGAGE AMOUNT :   253,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,222.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,773.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031780398     MORTGAGORS: QUARSTEIN            VERNON
                               QUARSTEIN            MARK
    REGION CODE    ADDRESS   : 4202 CHESAPEAKE AVENUE
        01         CITY      :    HAMPTON
                   STATE/ZIP : VA  23669
    MORTGAGE AMOUNT :   273,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    272,972.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,865.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 74.90400
    ----------------------------------------------------------------
0   0031780406     MORTGAGORS: QAYUM                ZAHID
                               QAYUM                MARYAM
    REGION CODE    ADDRESS   : 2702 WHISPERING FERN COURT
        01         CITY      :    KINGWOOD
                   STATE/ZIP : TX  77345
    MORTGAGE AMOUNT :   269,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,684.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,818.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 89.99600
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,659,900.00
                               P & I AMT:     11,454.33
                               UPB AMT:   1,658,230.20

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          233
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031780414     MORTGAGORS: BRENT                ROBERT
                               BRENT                MARYZANE
    REGION CODE    ADDRESS   : 2619 VISTA DIABLO COURT
        01         CITY      :    PLEASANTON
                   STATE/ZIP : CA  94566
    MORTGAGE AMOUNT :   378,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    377,509.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,612.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 65.77300
    ----------------------------------------------------------------
0   0031780422     MORTGAGORS: CHAMBERLIN           JOHN
                               CHAMBERLIN           DEBRA
    REGION CODE    ADDRESS   : 5740 NW UNION CHAPEL RD,
        01         CITY      :    PARKVILLE,
                   STATE/ZIP : MO  64152
    MORTGAGE AMOUNT :   387,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    386,423.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,705.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 87.95400
    ----------------------------------------------------------------
0   0031780430     MORTGAGORS: WHITTINGTON          WILLIAM
                               WHITTINGTON          AUDREY
    REGION CODE    ADDRESS   : 6422 22ND STREET NORTH
        01         CITY      :    ARLINGTON
                   STATE/ZIP : VA  22205
    MORTGAGE AMOUNT :   243,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    242,610.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,637.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 67.87700
    ----------------------------------------------------------------
0   0031780455     MORTGAGORS: ROTH                 KATHLEEN

    REGION CODE    ADDRESS   : 6279 VIRGO ROAD
        01         CITY      :    OAKLAND
                   STATE/ZIP : CA  94611
    MORTGAGE AMOUNT :   475,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    474,638.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,280.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 73.64300
    ----------------------------------------------------------------
0   0031780471     MORTGAGORS: WRIGHT               MICHAEL
                               WRIGHT               PENNY
    REGION CODE    ADDRESS   : 2415 ZION ROAD
        01         CITY      :    VAN BUREN
                   STATE/ZIP : AR  72956
    MORTGAGE AMOUNT :   361,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    360,734.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,464.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 71.54400
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,844,500.00
                               P & I AMT:     12,700.64
                               UPB AMT:   1,841,916.91

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          234
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031780505     MORTGAGORS: BARNEY               JOHN
                               BARNEY               KAREN
    REGION CODE    ADDRESS   : 281 NORTH ALPENOHOF CIRCLE,
        01         CITY      :    MIDWAY,
                   STATE/ZIP : UT  84049
    MORTGAGE AMOUNT :   269,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,579.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,835.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 78.88500
    ----------------------------------------------------------------
0   0031780513     MORTGAGORS: FRANKLIN             CRAIG
                               FRANKLIN             MARIAN
    REGION CODE    ADDRESS   : 3900 CELADINE DR
        01         CITY      :    PLANO
                   STATE/ZIP : TX  75093
    MORTGAGE AMOUNT :   381,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    381,052.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,603.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 89.99000
    ----------------------------------------------------------------
0   0031780554     MORTGAGORS: SULLIVAN             PATRICK
                               SULLIVAN             GERI-LYNN
    REGION CODE    ADDRESS   : 12 BRENDAN DRIVE
        01         CITY      :    FLANDERS,
                   STATE/ZIP : NJ  07836
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,494.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,970.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 84.26900
    ----------------------------------------------------------------
0   0031780562     MORTGAGORS: NASH                 ROBERT
                               NASH                 CHRISTINE
    REGION CODE    ADDRESS   : 12340 MORNING CREEK ROAD
        01         CITY      :    GLEN ALLEN
                   STATE/ZIP : VA  23060
    MORTGAGE AMOUNT :   287,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,449.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,963.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.99400
    ----------------------------------------------------------------
0   0031780570     MORTGAGORS: GOLDBERG             MELVYN
                               GOLDBERG             PAULA
    REGION CODE    ADDRESS   : 430 CLIF SIDE DRIVE
        01         CITY      :    GLENDALE
                   STATE/ZIP : MO  63122
    MORTGAGE AMOUNT :   271,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,493.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,876.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 76.53500
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,510,250.00
                               P & I AMT:     10,249.92
                               UPB AMT:   1,508,068.99

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          235
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031780604     MORTGAGORS: ABELE                MICHAEL
                               ABELE                CAROL
    REGION CODE    ADDRESS   : 498 MILL BROOK ROAD
        01         CITY      :    DEVON
                   STATE/ZIP : PA  19333
    MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,548.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,760.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 77.12200
    ----------------------------------------------------------------
0   0031780612     MORTGAGORS: DAVIS                BARRY
                               DAVIS                ANNA
    REGION CODE    ADDRESS   : 413 NE OAKS RIDGE DR
        01         CITY      :    LEES SUMMIT
                   STATE/ZIP : MO  64064
    MORTGAGE AMOUNT :   277,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    277,315.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,894.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 94.99800
    ----------------------------------------------------------------
0   0031780679     MORTGAGORS: BRUTTO               JOSEPH

    REGION CODE    ADDRESS   : 335 WINSLOW AVENUE
        01         CITY      :    LONG BEACH
                   STATE/ZIP : CA  90814
    MORTGAGE AMOUNT :   279,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,976.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,881.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031780695     MORTGAGORS: FREVILLE             MICHAEL
                               FREVILLE             JOYCE
    REGION CODE    ADDRESS   : 1506 HURLINGHAM COURT
        01         CITY      :    LOUISVILLE
                   STATE/ZIP : KY  40245
    MORTGAGE AMOUNT :   262,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,408.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,837.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0031780703     MORTGAGORS: COLLINS              MARLENE

    REGION CODE    ADDRESS   : 14 STIRRUP LANE
        01         CITY      :    BELL CANYON
                   STATE/ZIP : CA  91306
    MORTGAGE AMOUNT :   470,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    469,605.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,087.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 74.60300
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,557,750.00
                               P & I AMT:     10,461.45
                               UPB AMT:   1,555,854.32

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          236
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031780729     MORTGAGORS: FEUER                MARK
                               FEUER                MIRIAM
    REGION CODE    ADDRESS   : 179 GRANDVIEW AVENUE
        01         CITY      :    MONSEY
                   STATE/ZIP : NY  10952
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,776.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,886.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031780752     MORTGAGORS: HAMMEL               RICHARD
                               HAMMEL               ELAINE
    REGION CODE    ADDRESS   : 60 FARNHAM PLACE
        01         CITY      :    METAIRIE
                   STATE/ZIP : LA  70005
    MORTGAGE AMOUNT :   375,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    374,455.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,654.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 45.73100
    ----------------------------------------------------------------
0   0031780802     MORTGAGORS: ANSTADT              MICHAEL
                               ANSTADT              LYNN
    REGION CODE    ADDRESS   : 46 SOUTHALL LANE
        01         CITY      :    MIDDLETOWN
                   STATE/ZIP : NJ  07701
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,804.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,911.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 78.71700
    ----------------------------------------------------------------
0   0031780828     MORTGAGORS: CONTINI              EDWARD

    REGION CODE    ADDRESS   : 265 EAGLE CREST DRIVE
        01         CITY      :    SCOTTS VALLEY
                   STATE/ZIP : CA  95066
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,779.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,002.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031780844     MORTGAGORS: WALLMAN              GERALD
                               WALLMAN              SUZANNE
    REGION CODE    ADDRESS   : 2214 CALLE MARGARITA
        01         CITY      :    SAN DIMAS
                   STATE/ZIP : CA  91773
    MORTGAGE AMOUNT :   289,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    288,757.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,898.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 77.06600
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,504,000.00
                               P & I AMT:     10,353.17
                               UPB AMT:   1,502,572.65

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          237
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031780869     MORTGAGORS: SHAFFER              MICHAEL
                               WEFERS               HEIDI
    REGION CODE    ADDRESS   : LOT 1-163-6 WYNDRIDGE CIRCLE,
        01         CITY      :    PELHAM
                   STATE/ZIP : NH  03076
    MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,790.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,828.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 77.90600
    ----------------------------------------------------------------
0   0031780877     MORTGAGORS: DELEON               DANIEL
                               DELEON               SWARAN
    REGION CODE    ADDRESS   : 4024 PASEO DE LAS TORTUGAS
        01         CITY      :    TORRANCE
                   STATE/ZIP : CA  90505
    MORTGAGE AMOUNT :   420,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    419,680.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,900.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031780885     MORTGAGORS: SILLOWAY             ROGER
                               SILLOWAY             TRACEY
    REGION CODE    ADDRESS   : 13731 EAST CHARTER OAK DRIVE
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85259
    MORTGAGE AMOUNT :   333,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    332,927.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,191.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031780919     MORTGAGORS: RAD                  KOOROSH
                               RAD                  ROSETTE
    REGION CODE    ADDRESS   : 20211 DELITA DRIVE
        01         CITY      :    WOODLAND HILLS
                   STATE/ZIP : CA  91364
    MORTGAGE AMOUNT :   376,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    375,706.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,564.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 72.30700
    ----------------------------------------------------------------
0   0031780927     MORTGAGORS: ECTON                DAVID
                               ECTON                SHIRLEY
    REGION CODE    ADDRESS   : 9S150 CHANDELLE DRIVE
        01         CITY      :    NAPERVILLE
                   STATE/ZIP : IL  60564
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,733.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,417.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 64.81400
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,747,600.00
                               P & I AMT:     11,902.95
                               UPB AMT:   1,745,839.37

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          238
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031780935     MORTGAGORS: BARRETT              MARVIN
                               BARRETT              SHEILAH
    REGION CODE    ADDRESS   : 5012 CALICO CREEK COVE
        01         CITY      :    NORTH LITTLE ROCK
                   STATE/ZIP : AR  72116
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,737.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,128.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 74.41800
    ----------------------------------------------------------------
0   0031780968     MORTGAGORS: SPRATLEY             JOHN
                               SPRATLEY             JENNIFER
    REGION CODE    ADDRESS   : 7811 COMPTON COURT
        01         CITY      :    CHARLOTTE
                   STATE/ZIP : NC  28270
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,572.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,729.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031780976     MORTGAGORS: PAONE                JOHN
                               PAONE                CYNTHIA
    REGION CODE    ADDRESS   : 735 ST. MARKS AVENUE
        01         CITY      :    TOWN OF WESTFIELD
                   STATE/ZIP : NJ  07090
    MORTGAGE AMOUNT :   249,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,527.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,747.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 76.91500
    ----------------------------------------------------------------
0   0031781008     MORTGAGORS: BIRGEL               ROBERT
                               BIRGEL               SUSANNE
    REGION CODE    ADDRESS   : 657 CAMINO VERDE
        01         CITY      :    THOUSAND OAKS
                   STATE/ZIP : CA  91360
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,777.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,944.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031781024     MORTGAGORS: HOOPER               MICHAEL
                               IBARRA-HOPPER        LILLIAN
    REGION CODE    ADDRESS   : 1014 HADDON DRIVE
        01         CITY      :    SAN MATEO
                   STATE/ZIP : CA  94402
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    257,991.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,795.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 65.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,374,900.00
                               P & I AMT:      9,346.07
                               UPB AMT:   1,371,606.89

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          239
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031781057     MORTGAGORS: VAHIDI               SEYED

    REGION CODE    ADDRESS   : 5056 CARDUCCI DRIVE
        01         CITY      :    PLEASANTON
                   STATE/ZIP : CA  94588
    MORTGAGE AMOUNT :   335,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    334,732.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,256.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 76.13600
    ----------------------------------------------------------------
0   0031781115     MORTGAGORS: ALBERTO              J
                               ALBERTO              TERESA
    REGION CODE    ADDRESS   : 4189 AMBERLEAF TRAIL
        01         CITY      :    EAGAN
                   STATE/ZIP : MN  55123
    MORTGAGE AMOUNT :   263,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,459.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,866.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 69.38100
    ----------------------------------------------------------------
0   0031781172     MORTGAGORS: AMMON                KEVIN
                               AMMON                STELLA
    REGION CODE    ADDRESS   : 714 HALE DRIVE
        01         CITY      :    ALPINE
                   STATE/ZIP : CA  91901
    MORTGAGE AMOUNT :   295,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    295,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,913.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 77.63100
    ----------------------------------------------------------------
0   0031781206     MORTGAGORS: FINKE                FRED
                               FINKE                CAROL
    REGION CODE    ADDRESS   : 2460 LUNADA LANE
        01         CITY      :    ALAMO
                   STATE/ZIP : CA  94507
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,779.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,002.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 49.15200
    ----------------------------------------------------------------
0   0031781305     MORTGAGORS: HODGES               KAREN

    REGION CODE    ADDRESS   : 116 ARBOR DRIVE
        01         CITY      :    PIEDMONT
                   STATE/ZIP : CA  94610
    MORTGAGE AMOUNT :   310,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    309,764.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,141.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 73.63400
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,493,650.00
                               P & I AMT:     10,180.48
                               UPB AMT:   1,492,734.72

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          240
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031781339     MORTGAGORS: EMKJER               BRIAN
                               FORD                 BRIAN
    REGION CODE    ADDRESS   : 1251 BUENA VISTA AVENUE
        01         CITY      :    PACIFIC GROVE
                   STATE/ZIP : CA  93950
    MORTGAGE AMOUNT :   344,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    343,731.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,346.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031781347     MORTGAGORS: BELL                 LARRY
                               BELL                 JILL
    REGION CODE    ADDRESS   : 710 MONTE VISTA AVENUE
        01         CITY      :    VENTURA
                   STATE/ZIP : CA  93004
    MORTGAGE AMOUNT :   292,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    292,271.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,995.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0031781446     MORTGAGORS: JOHNSON              ERIC
                               JOHNSON              REGINA
    REGION CODE    ADDRESS   : 5604 WILLOW CROSSING CT
        01         CITY      :    CLIFTON
                   STATE/ZIP : VA  22024
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,553.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,097.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 77.92207
    ----------------------------------------------------------------
0   0031781503     MORTGAGORS: HOVEY                IVAN
                               HOVEY                KATHRYN
    REGION CODE    ADDRESS   : RR 4 BOX 125C
        01         CITY      :    PELICAN RAPIDS
                   STATE/ZIP : MN  56572
    MORTGAGE AMOUNT :   289,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    288,757.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,898.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.06900
    ----------------------------------------------------------------
0   0031781529     MORTGAGORS: BENTON               RONALD
                               BENTON               LINDA
    REGION CODE    ADDRESS   : 3009 NORTHLAKE DRIVE
        01         CITY      :    RICHMOND
                   STATE/ZIP : VA  23233
    MORTGAGE AMOUNT :   275,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,079.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,902.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 77.17000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,501,000.00
                               P & I AMT:     10,241.05
                               UPB AMT:   1,499,393.41

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          241
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031781586     MORTGAGORS: BOSTWICK             CHARLES

    REGION CODE    ADDRESS   : 201 STARKSBORO DRIVE
        01         CITY      :    CAMILLUS
                   STATE/ZIP : NY  13031
    MORTGAGE AMOUNT :   252,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    252,612.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,767.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031781594     MORTGAGORS: COATES               DOMINIC
                               COATES               KRISTINE
    REGION CODE    ADDRESS   : 8185 TERRACEVIEW LANE NORTH
        01         CITY      :    MAPLE GROVE
                   STATE/ZIP : MN  55311
    MORTGAGE AMOUNT :   299,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    298,769.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,016.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0031781651     MORTGAGORS: BLANCHARD            WILLIAM
                               BLANCHARD            LARA
    REGION CODE    ADDRESS   : 4800 OAK HOLLOW
        01         CITY      :    FORT SMITH
                   STATE/ZIP : AR  72903
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,786.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,729.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031781685     MORTGAGORS: PIOLI                LISA

    REGION CODE    ADDRESS   : 8276 WEST 335TH STREET
        01         CITY      :    LOUISBURG
                   STATE/ZIP : KS  66053
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    359,450.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,486.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0031781727     MORTGAGORS: DOHERTY              DENNIS
                               DOHERTY              KIMBERLEE
    REGION CODE    ADDRESS   : 4852 WATERSIDE DR
        01         CITY      :    LEXINGTON
                   STATE/ZIP : KY  40513
    MORTGAGE AMOUNT :   348,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    348,221.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,347.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 73.36800
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,520,550.00
                               P & I AMT:     10,347.85
                               UPB AMT:   1,518,841.00

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          242
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031781735     MORTGAGORS: GIBSON               DANNY
                               GIBSON               LINDA
    REGION CODE    ADDRESS   : 256 HEWLETT COURT
        01         CITY      :    ST LOUIS
                   STATE/ZIP : MO  63141
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,595.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,830.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 56.98900
    ----------------------------------------------------------------
0   0031781776     MORTGAGORS: GRAHN                DAN
                               GRAHN                JUNGNON
    REGION CODE    ADDRESS   : 67 MESQUITE LANE
        01         CITY      :    SAN RAMON
                   STATE/ZIP : CA  94583
    MORTGAGE AMOUNT :   349,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    348,934.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,411.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 77.60000
    ----------------------------------------------------------------
0   0031781792     MORTGAGORS: MAGAUDDA             PAUL
                               MAGAUDDA             KELLY
    REGION CODE    ADDRESS   : 6485 AVENIDA CRESTA
        01         CITY      :    LA JOLLA
                   STATE/ZIP : CA  92037
    MORTGAGE AMOUNT :   442,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    441,663.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,052.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 54.56700
    ----------------------------------------------------------------
0   0031781800     MORTGAGORS: CALDWELL             CHARLES
                               CALDWELL             DEBRA
    REGION CODE    ADDRESS   : 107 CARLYLE DRIVE
        01         CITY      :    PALM HARBOR
                   STATE/ZIP : FL  34683
    MORTGAGE AMOUNT :   263,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,944.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,795.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0031781859     MORTGAGORS: MOORE                ROBERT
                               KANE                 MARGARET
    REGION CODE    ADDRESS   : 10512 LONNA LANE
        01         CITY      :    CUPERTINO
                   STATE/ZIP : CA  95014
    MORTGAGE AMOUNT :   322,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    321,754.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,223.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 56.99100
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,641,350.00
                               P & I AMT:     11,314.03
                               UPB AMT:   1,639,893.15

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          243
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031781875     MORTGAGORS: HELMS                JOHN
                               HELMS                ELOICE
    REGION CODE    ADDRESS   : 204 FAIR OAKS STREET
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94110
    MORTGAGE AMOUNT :   304,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    303,774.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,125.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 65.37600
    ----------------------------------------------------------------
0   0031781909     MORTGAGORS: ABBOTT               FRANK
                               ABBOTT               MARY
    REGION CODE    ADDRESS   : 141 MILLIKEN CREEK DRIVE
        01         CITY      :    NAPA
                   STATE/ZIP : CA  94558
    MORTGAGE AMOUNT :   311,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    311,262.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,151.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.56500
    ----------------------------------------------------------------
0   0031781917     MORTGAGORS: WADE                 MICHAEL
                               WADE                 CHRISTENA
    REGION CODE    ADDRESS   : 2016 BRECKENRIDGE DR,
        01         CITY      :    MT JULIET
                   STATE/ZIP : TN  37122
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    398,550.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,222.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/18
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031781941     MORTGAGORS: ALEXANDER            CURTIS
                               ALEXANDER            JANE
    REGION CODE    ADDRESS   : 13615 PETTY RD,
        01         CITY      :    KEARNEY
                   STATE/ZIP : MO  64060
    MORTGAGE AMOUNT :   375,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    374,721.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,622.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031781982     MORTGAGORS: NICKENS              STANLEY
                               NICKENS              AMANDA
    REGION CODE    ADDRESS   : 1673 CARMAN RD.
        01         CITY      :    BALLWIN
                   STATE/ZIP : MO  63021
    MORTGAGE AMOUNT :   317,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    316,758.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,189.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 89.99200
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,707,500.00
                               P & I AMT:     12,310.93
                               UPB AMT:   1,705,068.60

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          244
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031782261     MORTGAGORS: LIETMAN              STEVEN
                               LIETMAN              AMANDA
    REGION CODE    ADDRESS   : 11 RUXLEA COURT
        01         CITY      :    TOWSON
                   STATE/ZIP : MD  21204
    MORTGAGE AMOUNT :   279,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,962.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,906.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 73.52600
    ----------------------------------------------------------------
0   0031782345     MORTGAGORS: CHUA                 KIAN
                               CHUA                 CHU
    REGION CODE    ADDRESS   : 4904 MAURY COURT
        01         CITY      :    FAIRFAX
                   STATE/ZIP : VA  22032
    MORTGAGE AMOUNT :   309,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    308,927.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,136.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.99600
    ----------------------------------------------------------------
0   0031782741     MORTGAGORS: ROSENBLUM            SHEPHERD
                               ROSENBLUM            ANN
    REGION CODE    ADDRESS   : 148 STEEPLECHASE RD.
        01         CITY      :    ROCKY MOUNT
                   STATE/ZIP : NC  27804
    MORTGAGE AMOUNT :   316,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    315,255.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,155.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031782808     MORTGAGORS: LIPMAN               DAVID

    REGION CODE    ADDRESS   : 8701 HOLLYWOOD HILLS ROAD
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90046
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,753.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,406.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031782956     MORTGAGORS: LIM                  MOON
                               LIM                  JOANNE HONG
    REGION CODE    ADDRESS   : 500 HONEY LAKE COURT
        01         CITY      :    DANVILLE
                   STATE/ZIP : CA  94506
    MORTGAGE AMOUNT :   310,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    309,752.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,088.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 57.40700
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,554,800.00
                               P & I AMT:     10,693.67
                               UPB AMT:   1,552,652.45

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          245
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031783665     MORTGAGORS: CLEM                 W
                               BLOOM                BARBARA
    REGION CODE    ADDRESS   : 2226 TALMADGE STREET
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90027
    MORTGAGE AMOUNT :   366,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    366,400.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,468.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031783673     MORTGAGORS: SATOW                JOSEPH
                               SATOW                NINA
    REGION CODE    ADDRESS   : 1207 BRUNSWICK AVENUE
        01         CITY      :    SOUTH PASADENA
                   STATE/ZIP : CA  91030
    MORTGAGE AMOUNT :   255,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,717.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031783921     MORTGAGORS: CROASDALE            FRANK
                               CROASDALE            MICHELLE
    REGION CODE    ADDRESS   : 1200 VIA LANDETA
        01         CITY      :    PALOS VERDES ESTATES
                   STATE/ZIP : CA  90274
    MORTGAGE AMOUNT :   396,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    396,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,735.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 72.00000
    ----------------------------------------------------------------
0   0031784036     MORTGAGORS: ONNEN                PAUL
                               ONNEN                VICTORIA
    REGION CODE    ADDRESS   : 26021 SE 27TH STREET
        01         CITY      :    ISSAQUAH
                   STATE/ZIP : WA  98027
    MORTGAGE AMOUNT :   346,214.00  OPTION TO CONVERT :
    UNPAID BALANCE :    345,923.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,274.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 88.54500
    ----------------------------------------------------------------
0   0031784044     MORTGAGORS: BHANDARI             RAJENDRA
                               BHANDARI             UJWALA
    REGION CODE    ADDRESS   : 4132 MILTON STREET
        01         CITY      :    HOUSTON
                   STATE/ZIP : TX  77005
    MORTGAGE AMOUNT :   344,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    343,405.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,231.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,707,614.00
                               P & I AMT:     11,427.13
                               UPB AMT:   1,706,729.11

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          246
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031784051     MORTGAGORS: RINGEL-BOSCH         KATHLEEN
                               BOSCH                CHRISTOPHER
    REGION CODE    ADDRESS   : 6105 VICKSBURG LANE N.
        01         CITY      :    PLYMOUTH
                   STATE/ZIP : MN  55446
    MORTGAGE AMOUNT :   322,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    322,298.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,200.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 89.99700
    ----------------------------------------------------------------
0   0031784069     MORTGAGORS: BASSETT              SCOTT
                               BASSETT              YVONNE
    REGION CODE    ADDRESS   : 1505 EDGEWOOD ROAD
        01         CITY      :    REDWOOD CITY
                   STATE/ZIP : CA  94062
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,480.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,348.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 48.57100
    ----------------------------------------------------------------
0   0031784226     MORTGAGORS: RICHARDS             ROBERT
                               RICHARDS             JODY
    REGION CODE    ADDRESS   : 7807 ARUNDEL LANE
        01         CITY      :    LITTLETON
                   STATE/ZIP : CO  80123
    MORTGAGE AMOUNT :   269,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,784.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,812.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 89.99600
    ----------------------------------------------------------------
0   0031784291     MORTGAGORS: AMIRANI              MOHAMMAD
                               AMIRANI              MOJGAN
    REGION CODE    ADDRESS   : 27736 HOMESTEAD ROAD
        01         CITY      :    LAGUNA NIGUEL
                   STATE/ZIP : CA  92677
    MORTGAGE AMOUNT :   384,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    384,292.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,591.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 89.98600
    ----------------------------------------------------------------
0   0031784317     MORTGAGORS: TURNER               WILLIAM
                               TURNER               KATHLEEN
    REGION CODE    ADDRESS   : 305 TROON DRIVE
        01         CITY      :    NAPA
                   STATE/ZIP : CA  94558
    MORTGAGE AMOUNT :   368,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    367,712.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,510.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,684,150.00
                               P & I AMT:     11,462.50
                               UPB AMT:   1,682,569.59

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          247
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031784390     MORTGAGORS: PHILLIPS             JOHN
                               RICE                 LYNN
    REGION CODE    ADDRESS   : 12938 63RD AVENUE NORTHEAST
        01         CITY      :    KIRKLAND
                   STATE/ZIP : WA  98034
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    359,712.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,425.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 78.26900
    ----------------------------------------------------------------
0   0031784614     MORTGAGORS: OLIVIER              ANTHONY
                               MCWILLIAMS-OLIVIER   CYNTHIA
    REGION CODE    ADDRESS   : 7899 PASEO TULIPERO
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92009
    MORTGAGE AMOUNT :   348,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    347,964.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,316.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 94.99998
    ----------------------------------------------------------------
0   0031784622     MORTGAGORS: BEAU                 CHRISTOPHER
                               BEAU                 KATHLEEN
    REGION CODE    ADDRESS   : 2235 PASEO SAUCEDAL
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92009
    MORTGAGE AMOUNT :   297,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    297,262.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,004.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 74.44032
    ----------------------------------------------------------------
0   0031784655     MORTGAGORS: MAGER                DAVID
                               MAGER                JENNIFER
    REGION CODE    ADDRESS   : 11660 CYPRESS CANYON ROAD
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92131
    MORTGAGE AMOUNT :   259,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,742.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,751.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.99000
    ----------------------------------------------------------------
0   0031784663     MORTGAGORS: WITTMAN              JOHN
                               GORDON               JOAN
    REGION CODE    ADDRESS   : 11668 CYPRESS CANYON ROAD
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92131
    MORTGAGE AMOUNT :   351,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    351,361.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,339.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 94.98600
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,617,350.00
                               P & I AMT:     10,837.51
                               UPB AMT:   1,616,042.60

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          248
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031784697     MORTGAGORS: TRONSDAL             JOHN
                               TRONSDAL             JULIA
    REGION CODE    ADDRESS   : 2082 BULSON ROAD
        01         CITY      :    MOUNT VERNON
                   STATE/ZIP : WA  98274
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,542.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,920.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 73.07600
    ----------------------------------------------------------------
0   0031784705     MORTGAGORS: GRANZOTTI            ANGELO
                               GRANZOTTI            SARA
    REGION CODE    ADDRESS   : 666 GLENBROOK DRIVE
        01         CITY      :    PALO ALTO
                   STATE/ZIP : CA  94306
    MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    449,674.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,185.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 62.93700
    ----------------------------------------------------------------
0   0031784721     MORTGAGORS: PERRY                DAIVD
                               ZUVELA               TERRI
    REGION CODE    ADDRESS   : 3168 ATHERTON DRIVE
        01         CITY      :    SANTA CLARA
                   STATE/ZIP : CA  95051
    MORTGAGE AMOUNT :   303,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    302,969.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,094.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031784861     MORTGAGORS: TAKAHARA             EDMUND
                               TAKAHARA             PATRICIA
    REGION CODE    ADDRESS   : 9869 RED RIVER CIRCLE
        01         CITY      :    FOUNTAIN VALLEY
                   STATE/ZIP : CA  92708
    MORTGAGE AMOUNT :   325,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    323,893.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,244.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 78.31300
    ----------------------------------------------------------------
0   0031784929     MORTGAGORS: VINCENT              P
                               VINCENT              KAREN
    REGION CODE    ADDRESS   : 24886 CAMINO VILLA
        01         CITY      :    LAKE FOREST
                   STATE/ZIP : CA  92630
    MORTGAGE AMOUNT :   289,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,523.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,976.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,652,950.00
                               P & I AMT:     11,420.61
                               UPB AMT:   1,650,604.23

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          249
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031784937     MORTGAGORS: ECKLUND              RICHARD
                               ECKLUND              STANLEY
    REGION CODE    ADDRESS   : 2012 PULLMAN LANE
        01         CITY      :    REDONDO BEACH
                   STATE/ZIP : CA  90278
    MORTGAGE AMOUNT :   246,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    245,808.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,678.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.69200
    ----------------------------------------------------------------
0   0031784960     MORTGAGORS: OSHIMA-YOUNG         REIKO

    REGION CODE    ADDRESS   : 15165 EL SONETO DRIVE
        01         CITY      :    WHITTIER
                   STATE/ZIP : CA  90605
    MORTGAGE AMOUNT :   348,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    347,721.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,344.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031784978     MORTGAGORS: HAST                 STEVEN
                               HAST                 JULIE
    REGION CODE    ADDRESS   : 20926 ANNRITA AVENUE
        01         CITY      :    TORRANCE
                   STATE/ZIP : CA  90503
    MORTGAGE AMOUNT :   271,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,988.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,850.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031785017     MORTGAGORS: CABELL               TEMPLE
                               CABELL               MARYANN
    REGION CODE    ADDRESS   : 9307 CRAGMONT DRIVE
        01         CITY      :    RICHMOND
                   STATE/ZIP : VA  23229
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,554.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,016.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 58.98900
    ----------------------------------------------------------------
0   0031785033     MORTGAGORS: SCHMID               TED
                               SCHMID               JULIE
    REGION CODE    ADDRESS   : 2522 WALDEN WAY
        01         CITY      :    ST. CLOUD
                   STATE/ZIP : MN  56301
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,598.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,684.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 71.02200
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,407,200.00
                               P & I AMT:      9,573.84
                               UPB AMT:   1,405,671.45

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          250
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031785041     MORTGAGORS: CAMPBELL             BRETT
                               CAMPBELL             LISA
    REGION CODE    ADDRESS   : 625 N. CLAY AVENUE,
        01         CITY      :    ST LOUIS,
                   STATE/ZIP : MO  63122
    MORTGAGE AMOUNT :   337,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    337,243.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,331.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 72.26900
    ----------------------------------------------------------------
0   0031785066     MORTGAGORS: SADLER               M
                               HANTZSCHE            KELLY
    REGION CODE    ADDRESS   : 35 ARDEN ROAD
        01         CITY      :    MOUNTAIN LAKES BOROUGH
                   STATE/ZIP : NJ  07046
    MORTGAGE AMOUNT :   460,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    459,315.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,216.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031785090     MORTGAGORS: AGUADO               KENNETH

    REGION CODE    ADDRESS   : 4309 WILKINSON AVENUE
        01         CITY      :    STUDIO CITY
                   STATE/ZIP : CA  91604
    MORTGAGE AMOUNT :   307,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    306,748.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,042.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 71.06481
    ----------------------------------------------------------------
0   0031785124     MORTGAGORS: GRUZEN               RONALD
                               GRUZEN               VALERIE
    REGION CODE    ADDRESS   : 733 25TH STREET
        01         CITY      :    SANTA MONICA
                   STATE/ZIP : CA  90402
    MORTGAGE AMOUNT :   520,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    519,594.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,547.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 31.51500
    ----------------------------------------------------------------
0   0031785355     MORTGAGORS: DERUSH               DAVID
                               DERUSH               PATRICIA
    REGION CODE    ADDRESS   : 6361 NEWBURY DRIVE
        01         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92647
    MORTGAGE AMOUNT :   358,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    358,400.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,505.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 79.64400
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,982,900.00
                               P & I AMT:     13,643.20
                               UPB AMT:   1,981,300.98

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          251
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031785421     MORTGAGORS: LOKKESMOE            GARY
                               HUTTON               MARION
    REGION CODE    ADDRESS   : 37125 WILLIAM WILLIAM ROAD
        01         CITY      :    STEAMBOAT SPRING
                   STATE/ZIP : CO  80477
    MORTGAGE AMOUNT :   253,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,307.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,750.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 65.00000
    ----------------------------------------------------------------
0   0031785553     MORTGAGORS: FENNER               GREG
                               FENNER               SUSAN
    REGION CODE    ADDRESS   : 507 DISTEL DRIVE
        01         CITY      :    LOS ALTOS
                   STATE/ZIP : CA  94022
    MORTGAGE AMOUNT :   451,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    451,047.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,079.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 56.42500
    ----------------------------------------------------------------
0   0031785686     MORTGAGORS: TRUONG               KITT
                               CUU                  AILEEN
    REGION CODE    ADDRESS   : 3 FITCH COURT
        01         CITY      :    ALAMEDA
                   STATE/ZIP : CA  94501
    MORTGAGE AMOUNT :   271,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,427.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,807.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.98700
    ----------------------------------------------------------------
0   0031785702     MORTGAGORS: FARAMARZI            JAMSHID
                               FARAMARZI            SHAGHAYEAH
    REGION CODE    ADDRESS   : 24862 BARCLAY LANE
        01         CITY      :    LAGUNA NIGUEL
                   STATE/ZIP : CA  92677
    MORTGAGE AMOUNT :   262,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,305.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,835.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 78.35800
    ----------------------------------------------------------------
0   0031785728     MORTGAGORS: KISSNER              ANDREW
                               KESSNER              JANET
    REGION CODE    ADDRESS   : 3619 WEST 227TH PLACE
        01         CITY      :    TORRANCE
                   STATE/ZIP : CA  90505
    MORTGAGE AMOUNT :   329,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    329,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,304.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,568,650.00
                               P & I AMT:     10,777.56
                               UPB AMT:   1,567,687.49

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          252
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031785744     MORTGAGORS: BAINVOLL             EFRAIM
                               BAINVOLL             RENNE
    REGION CODE    ADDRESS   : 445 NORTH LA JOLLA AVENUE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90048
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,747.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,377.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 79.06900
    ----------------------------------------------------------------
0   0031785777     MORTGAGORS: FEHER                ERNEST
                               FEHER                XUAN
    REGION CODE    ADDRESS   : 25851 TUSCAN WAY
        01         CITY      :    LAKE FOREST
                   STATE/ZIP : CA  92630
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,802.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,795.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031785819     MORTGAGORS: ADOC                 ELSIE
                               ADOC                 JOHN
    REGION CODE    ADDRESS   : 4815 EMERALD STREET
        01         CITY      :    TORRANCE
                   STATE/ZIP : CA  90503
    MORTGAGE AMOUNT :   386,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    385,913.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,700.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 83.05300
    ----------------------------------------------------------------
0   0031785835     MORTGAGORS: MADISON              MARK
                               BREDVIK-MADISON      BRENDA
    REGION CODE    ADDRESS   : 2612 SOLANA WAY
        01         CITY      :    LAGUNA BEACH
                   STATE/ZIP : CA  92651
    MORTGAGE AMOUNT :   318,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    318,488.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,120.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 85.00000
    ----------------------------------------------------------------
0   0031785843     MORTGAGORS: RAMIREZ              RICHARD
                               RAMIREZ              JACQUELINE
    REGION CODE    ADDRESS   : 605 VIA GOLONDRINA
        01         CITY      :    SAN CLEMENTE
                   STATE/ZIP : CA  92672
    MORTGAGE AMOUNT :   289,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    288,780.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,996.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 70.66000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,593,950.00
                               P & I AMT:     10,990.17
                               UPB AMT:   1,592,732.02

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          253
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031786742     MORTGAGORS: GREEN                PATRICIA
                               GREEN                JOSEPH
    REGION CODE    ADDRESS   : 1005 COUNTRY CLUB DR
        01         CITY      :    GREENSBORO
                   STATE/ZIP : NC  27408
    MORTGAGE AMOUNT :   496,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    495,772.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,387.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 76.86500
    ----------------------------------------------------------------
0   0031786833     MORTGAGORS: MITOV                LUBOMIR

    REGION CODE    ADDRESS   : 6308 HERKOS COURT,
        01         CITY      :    BETHESDA,
                   STATE/ZIP : MD  20817
    MORTGAGE AMOUNT :   301,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    300,807.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,082.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0031786932     MORTGAGORS: DENNISON             STEPHEN
                               DENNISON             VICKI
    REGION CODE    ADDRESS   : 189 EAST AVENIDA CORDOBA
        01         CITY      :    SAN CLEMENTE
                   STATE/ZIP : CA  92672
    MORTGAGE AMOUNT :   356,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    356,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,368.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031786973     MORTGAGORS: STOKE                FRED

    REGION CODE    ADDRESS   : 5525 OLD REDWOOD HIGHWAY
        01         CITY      :    SANTA ROSA
                   STATE/ZIP : CA  95403
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,760.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,021.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031787013     MORTGAGORS: WEBSTER              EMILIA

    REGION CODE    ADDRESS   : 1137 LAKE ST
        01         CITY      :    LOS ANGELES  VENICE AREA
                   STATE/ZIP : CA  90291
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,781.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,910.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,734,050.00
                               P & I AMT:     11,769.48
                               UPB AMT:   1,732,122.10

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          254
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031787039     MORTGAGORS: FREEDMAN             GREGG
                               FREEDMAN             LAURA
    REGION CODE    ADDRESS   : 195 SOUTH CANON AVENUE
        01         CITY      :    SIERRA MADRE
                   STATE/ZIP : CA  91024
    MORTGAGE AMOUNT :   325,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    324,740.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,189.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 59.09000
    ----------------------------------------------------------------
0   0031787047     MORTGAGORS: GINSBERG             CHARLES
                               GINSBERG             LISA
    REGION CODE    ADDRESS   : 149 CAMINO PACIFICO
        01         CITY      :    APTOS,
                   STATE/ZIP : CA  95003
    MORTGAGE AMOUNT :   299,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    298,966.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,041.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031787104     MORTGAGORS: ANANDA               ANANDA
                               ANANDA               ROOPA
    REGION CODE    ADDRESS   : 2087 VISTA ALCEDO
        01         CITY      :    CAMARILLO
                   STATE/ZIP : CA  93012
    MORTGAGE AMOUNT :   420,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    420,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,936.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031787112     MORTGAGORS: LEWELLEN             DAVID

    REGION CODE    ADDRESS   : 3240 WEST VIEWMONT WAY WEST
        01         CITY      :    SEATTLE
                   STATE/ZIP : WA  98199
    MORTGAGE AMOUNT :   275,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,900.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,830.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031787146     MORTGAGORS: HUNTER               W
                               HUNTER               CYNTHIA
    REGION CODE    ADDRESS   : 9818 DEKOVEN DRIVE SOUTHWEST
        01         CITY      :    LAKEWOOD
                   STATE/ZIP : WA  98499
    MORTGAGE AMOUNT :   302,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    301,944.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,062.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 69.01800
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,621,700.00
                               P & I AMT:     11,060.49
                               UPB AMT:   1,620,551.73

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          255
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031787245     MORTGAGORS: HARPER               KEITH
                               HARPER               SOPHIA
    REGION CODE    ADDRESS   : 1141 MATTERHORN DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95132
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,799.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,887.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 76.05600
    ----------------------------------------------------------------
0   0031787294     MORTGAGORS: KAPITANSKI           BORIS
                               KAPITANSKI           ANNA
    REGION CODE    ADDRESS   : 23241 COVELLO STREET
        01         CITY      :    WEST HILLS
                   STATE/ZIP : CA  91304
    MORTGAGE AMOUNT :   294,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    293,840.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,059.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0031787310     MORTGAGORS: VAN LIERE            SUSAN
                               VAN LIERE            STEPHEN
    REGION CODE    ADDRESS   : 6 ALMENAR DRIVE
        01         CITY      :    GREENBRAE
                   STATE/ZIP : CA  94904
    MORTGAGE AMOUNT :   326,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    325,764.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,307.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 60.37000
    ----------------------------------------------------------------
0   0031787336     MORTGAGORS: PEHKA                TONU
                               RACKE                YVETTE
    REGION CODE    ADDRESS   : 7872 PASEO TULIPERO
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92009
    MORTGAGE AMOUNT :   244,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,059.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,666.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.99800
    ----------------------------------------------------------------
0   0031787401     MORTGAGORS: BARRY                JUDE
                               CARMODY              JEANNETTE
    REGION CODE    ADDRESS   : 1692 WILLOW CREEK DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95124
    MORTGAGE AMOUNT :   275,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,262.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,786.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 67.19500
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,410,250.00
                               P & I AMT:      9,707.59
                               UPB AMT:   1,408,726.13

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          256
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031787427     MORTGAGORS: PARSONS              MARY
                               ZIEGLGANSBERGER      JOHN
    REGION CODE    ADDRESS   : 2072 MCCREA ROAD
        01         CITY      :    THOUSAND OAKS
                   STATE/ZIP : CA  91362
    MORTGAGE AMOUNT :   279,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,626.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,856.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0031787435     MORTGAGORS: HILLER               ANTHONY
                               HILLER               CHRISTINE
    REGION CODE    ADDRESS   : 1245 INDIAN SPRINGS DRIVE
        01         CITY      :    GLENDORA
                   STATE/ZIP : CA  91741
    MORTGAGE AMOUNT :   287,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    286,264.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,936.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 73.71700
    ----------------------------------------------------------------
0   0031787484     MORTGAGORS: SCHMIDT              BART

    REGION CODE    ADDRESS   : 213 CENTRAL AVENUE
        01         CITY      :    WEST CALDWELL
                   STATE/ZIP : NJ  07006
    MORTGAGE AMOUNT :   245,892.00  OPTION TO CONVERT :
    UNPAID BALANCE :    245,892.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,615.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031787849     MORTGAGORS: LEVINE               GARY

    REGION CODE    ADDRESS   : 2992 DRUID LANE
        01         CITY      :    LOS ALAMITOS
                   STATE/ZIP : CA  90720
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,783.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,968.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031787864     MORTGAGORS: HUSTON               JULIE

    REGION CODE    ADDRESS   : 1809 AVENIDA FLORES
        01         CITY      :    ENCINITAS
                   STATE/ZIP : CA  92024
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,750.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,182.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,417,392.00
                               P & I AMT:      9,559.86
                               UPB AMT:   1,415,316.64

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          257
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031788136     MORTGAGORS: GILBUKH              EDWARD
                               BELOSTOZKI           BELLA
    REGION CODE    ADDRESS   : 2 STONINGHAM DRIVE
        01         CITY      :    WARREN
                   STATE/ZIP : NJ  07059
    MORTGAGE AMOUNT :   368,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    368,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,479.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031788706     MORTGAGORS: CONAWAY              J.
                               CONAWAY              PAMELA
    REGION CODE    ADDRESS   : 20 CHANDON
        01         CITY      :    NEWPORT COAST
                   STATE/ZIP : CA  92657
    MORTGAGE AMOUNT :   426,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    426,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,870.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031789019     MORTGAGORS: WORTHEN              WILLIAM
                               WORTHEN              ELIZABETH
    REGION CODE    ADDRESS   : 37 OAKBROOK
        01         CITY      :    COTO DEL CAZA
                   STATE/ZIP : CA  92679
    MORTGAGE AMOUNT :   625,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    625,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,316.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 74.85000
    ----------------------------------------------------------------
0   0031789357     MORTGAGORS: ROBINSON             GREGORY

    REGION CODE    ADDRESS   : 6534 S. SHERBOURNE DRIVE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90056
    MORTGAGE AMOUNT :   336,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    336,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,235.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 74.66600
    ----------------------------------------------------------------
0   0031789886     MORTGAGORS: PARKHURST            WILLIAM
                               PARKHURST            ELIZABETH
    REGION CODE    ADDRESS   : 100 THUNDERBIRD COURT
        01         CITY      :    NOVATO
                   STATE/ZIP : CA  94949
    MORTGAGE AMOUNT :   560,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    559,563.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,820.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,315,000.00
                               P & I AMT:     15,721.66
                               UPB AMT:   2,314,563.14

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          258
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031789902     MORTGAGORS: SWANSON              DAVID
                               SWANSON              HEATHER
    REGION CODE    ADDRESS   : 24 CROCKETT
        01         CITY      :    IRVINE
                   STATE/ZIP : CA  92620
    MORTGAGE AMOUNT :   261,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,621.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,847.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 76.76400
    ----------------------------------------------------------------
0   0031789910     MORTGAGORS: PAGE                 TERENCE
                               PAGE                 KATHLEEN
    REGION CODE    ADDRESS   : 26 CARLSON COURT,
        01         CITY      :    SAN ANSELMO,
                   STATE/ZIP : CA  94960
    MORTGAGE AMOUNT :   335,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    334,732.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,256.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 72.04300
    ----------------------------------------------------------------
0   0031789928     MORTGAGORS: BOLDUC               THOMAS
                               BOLDUC               MARY
    REGION CODE    ADDRESS   : 5705 SOUTHVIEW DRIVE
        01         CITY      :    YORBA LINDA
                   STATE/ZIP : CA  92887
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,805.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,768.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 77.57500
    ----------------------------------------------------------------
0   0031789944     MORTGAGORS: GARAY                MICHAEL
                               GARAY                PAULA
    REGION CODE    ADDRESS   : 24 CLIFFWOOD
        01         CITY      :    ALISO VIEJO (AREA)
                   STATE/ZIP : CA  92656
    MORTGAGE AMOUNT :   258,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    257,793.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,738.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.62900
    ----------------------------------------------------------------
0   0031790009     MORTGAGORS: MOLVI                IQBAL
                               MOLVI                FARZANA
    REGION CODE    ADDRESS   : 1972 NORTH OVERLOOK ROAD
        01         CITY      :    FULLERTON
                   STATE/ZIP : CA  92631
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,614.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,948.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,382,000.00
                               P & I AMT:      9,559.26
                               UPB AMT:   1,380,566.81

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          259
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031790066     MORTGAGORS: ALFORD               PETER

    REGION CODE    ADDRESS   : 16210 QUEMADA ROAD
        01         CITY      :    (ENCINO AREA) LOS ANGELES
                   STATE/ZIP : CA  91438
    MORTGAGE AMOUNT :   417,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    416,846.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,848.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 60.07100
    ----------------------------------------------------------------
0   0031790116     MORTGAGORS: DURKEE               HENRY
                               DURKEE               DIANA
    REGION CODE    ADDRESS   : 1533 SYLVIA LANE
        01         CITY      :    NEWPORT BEACH
                   STATE/ZIP : CA  92660
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,486.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,155.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 56.14000
    ----------------------------------------------------------------
0   0031790140     MORTGAGORS: HEGENWALD            JAMES
                               HEGENWALD            GWENDOLYN
    REGION CODE    ADDRESS   : 246 CALLE CAMPESINO
        01         CITY      :    SAN CLEMENTE
                   STATE/ZIP : CA  92672
    MORTGAGE AMOUNT :   395,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    394,397.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,728.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 56.02800
    ----------------------------------------------------------------
0   0031790173     MORTGAGORS: YANO                 ROGER
                               YANO                 SUSAN
    REGION CODE    ADDRESS   : 8230 CLEMENS AVE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  91304
    MORTGAGE AMOUNT :   243,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    242,819.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,659.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031790199     MORTGAGORS: FOUNTAIN             STAN

    REGION CODE    ADDRESS   : 6 NICE
        01         CITY      :    LAGUNA NIGUEL
                   STATE/ZIP : CA  92677
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,507.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,918.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,667,700.00
                               P & I AMT:     11,309.45
                               UPB AMT:   1,665,057.73

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          260
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031791932     MORTGAGORS: BARDIN               CHRISTIAN
                               BARDIN               MARTHA
    REGION CODE    ADDRESS   : 3535 CROSS CREEK LANE
        01         CITY      :    MALIBU
                   STATE/ZIP : CA  90265
    MORTGAGE AMOUNT :   364,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    363,723.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,514.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 27.82800
    ----------------------------------------------------------------
0   0031792047     MORTGAGORS: HAVERTINE            RONALD
                               HAVERTINE            GAYLE
    REGION CODE    ADDRESS   : 3044 CALLE FRONTERA
        01         CITY      :    SAN CLEMENTE
                   STATE/ZIP : CA  92673
    MORTGAGE AMOUNT :   345,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    345,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,295.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 77.52800
    ----------------------------------------------------------------
0   0031792120     MORTGAGORS: GREINER              WILLIAM
                               GREINER              JEWEL
    REGION CODE    ADDRESS   : 10353 SHIRLEY AVENUE
        01         CITY      :    (NORTHRIDGE AREA) LOS ANG
                   STATE/ZIP : CA  91326
    MORTGAGE AMOUNT :   255,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,900.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,745.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.99300
    ----------------------------------------------------------------
0   0031792153     MORTGAGORS: NAKAMURA             JILL
                               LABE                 HOWARD
    REGION CODE    ADDRESS   : 109 TAIT AVENUE
        01         CITY      :    LOS GATOS
                   STATE/ZIP : CA  95030
    MORTGAGE AMOUNT :   530,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    529,565.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,526.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 63.85500
    ----------------------------------------------------------------
0   0031792278     MORTGAGORS: CONN                 JOHN
                               CONN                 MICHELLE
    REGION CODE    ADDRESS   : 117 SAN MIGUEL ROAD
        01         CITY      :    PASADENA
                   STATE/ZIP : CA  91105
    MORTGAGE AMOUNT :   280,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,940.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,748.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.37500  PRODUCT CODE      :   002
    LTV :                 60.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,775,100.00
                               P & I AMT:     11,829.23
                               UPB AMT:   1,774,129.07

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          261
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031792294     MORTGAGORS: KING                 DAVID
                               KING                 KIMBERLY
    REGION CODE    ADDRESS   : 9012 SRINGWOOD AVE NE
        01         CITY      :    BAINBRIDGE ISLAND
                   STATE/ZIP : WA  98110
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,931.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,936.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   07/01/23
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 68.83100
    ----------------------------------------------------------------
0   0031792310     MORTGAGORS: DORE                 MARGARET

    REGION CODE    ADDRESS   : 1509 35TH AVENUE
        01         CITY      :    SEATTLE
                   STATE/ZIP : WA  98144
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,426.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,789.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031792328     MORTGAGORS: JERMAIN              DAVID
                               EDLUND               CHRISTINE
    REGION CODE    ADDRESS   : 2535 NE 20TH AVENUE
        01         CITY      :    PORTLAND
                   STATE/ZIP : OR  97212
    MORTGAGE AMOUNT :   247,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,112.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,688.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031792450     MORTGAGORS: SISSON               LUANN

    REGION CODE    ADDRESS   : 60280 WINDSONG LANE
        01         CITY      :    BEND
                   STATE/ZIP : OR  97702
    MORTGAGE AMOUNT :   274,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,070.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,872.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0031792468     MORTGAGORS: REICHELT             KURT
                               REICHELT             HEIDI
    REGION CODE    ADDRESS   : 15812 65TH AVENUE SE
        01         CITY      :    SNOHOMISH
                   STATE/ZIP : WA  98296
    MORTGAGE AMOUNT :   248,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,629.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,714.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 85.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,291,200.00
                               P & I AMT:      9,002.06
                               UPB AMT:   1,288,171.46

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          262
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031792476     MORTGAGORS: NEET                 ROGER

    REGION CODE    ADDRESS   : 3032 NW CHAPIN DRIVE
        01         CITY      :    PORTLAND
                   STATE/ZIP : OR  97229
    MORTGAGE AMOUNT :   335,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    334,211.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,285.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 52.75500
    ----------------------------------------------------------------
0   0031792492     MORTGAGORS: BUZZAS               GOERGE
                               BUZZAS               MICHELLE
    REGION CODE    ADDRESS   : 3088 NW JEWELL WAY
        01         CITY      :    BEND
                   STATE/ZIP : OR  97701
    MORTGAGE AMOUNT :   305,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    304,244.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,081.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0031792542     MORTGAGORS: GLEASON              TIMOTHY
                               GLEASON              SUSAN
    REGION CODE    ADDRESS   : 8910 BATTLE POINT DRIVE N.E.
        01         CITY      :    BAINBRIDGE
                   STATE/ZIP : WA  98110
    MORTGAGE AMOUNT :   314,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    313,659.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,144.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031792666     MORTGAGORS: MCCROSSAN            GERALD
                               MCCROSSAN            LINDA
    REGION CODE    ADDRESS   : 3541 CAMELIA STREET
        01         CITY      :    SEAL BEACH
                   STATE/ZIP : CA  90740
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,780.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,852.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 77.57400
    ----------------------------------------------------------------
0   0031792690     MORTGAGORS: HICKS                KIMBERLY

    REGION CODE    ADDRESS   : 3695 SLEEPY FOX
        01         CITY      :    ROCHESTER HILLS
                   STATE/ZIP : MI  48306
    MORTGAGE AMOUNT :   249,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    248,936.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,747.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 54.32600
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,479,400.00
                               P & I AMT:     10,111.46
                               UPB AMT:   1,475,832.01

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          263
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031792716     MORTGAGORS: MCNAMARA             KEVIN
                               MCNAMARA             DEBORAH
    REGION CODE    ADDRESS   : 12919 CORTE JUANA
        01         CITY      :    POWAY
                   STATE/ZIP : CA  92064
    MORTGAGE AMOUNT :   343,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    342,526.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,486.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0031792724     MORTGAGORS: MCCONNELL            TIMOTHY
                               MCCONNELL            YOLANDA
    REGION CODE    ADDRESS   : 9000 HOLLY HILL DR
        01         CITY      :    SALINAS
                   STATE/ZIP : CA  93907
    MORTGAGE AMOUNT :   247,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,816.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,727.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0031792757     MORTGAGORS: ETEBARI              ABBAS

    REGION CODE    ADDRESS   : 4921 MEDINA DRIVE
        01         CITY      :    WOODLAND HILLS
                   STATE/ZIP : CA  91364
    MORTGAGE AMOUNT :   252,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,942.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,807.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 67.28000
    ----------------------------------------------------------------
0   0031792781     MORTGAGORS: FROMAN               ANNA-LISA
                               FROMAN               STEVEN
    REGION CODE    ADDRESS   : 4501 WARM SPRINGS ROAD
        01         CITY      :    GLEN ELLEN
                   STATE/ZIP : CA  95442
    MORTGAGE AMOUNT :   299,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    298,972.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,066.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031792856     MORTGAGORS: DAVIS                GERALD
                               BROWN                CHRISTINA
    REGION CODE    ADDRESS   : 1047 MARTIN PLACE
        01         CITY      :    ANN ARBOR
                   STATE/ZIP : MI  48104
    MORTGAGE AMOUNT :   386,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    386,033.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,705.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 89.99700
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,528,400.00
                               P & I AMT:     10,793.32
                               UPB AMT:   1,526,291.28

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          264
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031792898     MORTGAGORS: WATSON               HARRY
                               WATSON               SANDRA
    REGION CODE    ADDRESS   : 4434 HEPPNER LANE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95136
    MORTGAGE AMOUNT :   304,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    303,756.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,048.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031792906     MORTGAGORS: HICKEL               DAVID
                               HICKEL               KANDY
    REGION CODE    ADDRESS   : 44549 CLARE BLVD.
        01         CITY      :    PLYMOUTH
                   STATE/ZIP : MI  48170
    MORTGAGE AMOUNT :   240,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    240,323.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,704.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 89.20300
    ----------------------------------------------------------------
0   0031792914     MORTGAGORS: VON SCOTTI           HAROLD
                               VON SCOTTI           MEI
    REGION CODE    ADDRESS   : 3418 THREE SPRINGS DRIVE
        01         CITY      :    WESTLAKE VILLAGE
                   STATE/ZIP : CA  91361
    MORTGAGE AMOUNT :   413,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    413,535.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,858.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 78.82800
    ----------------------------------------------------------------
0   0031792922     MORTGAGORS: YAN                  PEIYUAN

    REGION CODE    ADDRESS   : 874 BETTE AVENUE
        01         CITY      :    CUPERTINO
                   STATE/ZIP : CA  95014
    MORTGAGE AMOUNT :   330,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    329,496.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,279.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 78.94700
    ----------------------------------------------------------------
0   0031792948     MORTGAGORS: KIRTLEY              JOHN
                               KIRTLEY              TRACIE
    REGION CODE    ADDRESS   : 900 N.STAR ROAD
        01         CITY      :    STAR
                   STATE/ZIP : ID  83669
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,771.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,072.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 49.18032
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,588,700.00
                               P & I AMT:     10,962.44
                               UPB AMT:   1,586,883.67

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          265
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031792955     MORTGAGORS: HORMEL               MICHAEL
                               PARKER               SHARON
    REGION CODE    ADDRESS   : 1670 MALCOM DIXON ROAD
        01         CITY      :    EL DORADO HILLS
                   STATE/ZIP : CA  95762
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,389.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,762.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 76.77500
    ----------------------------------------------------------------
0   0031792989     MORTGAGORS: AMODEI               JOHN
                               KELLY                JULI ANN
    REGION CODE    ADDRESS   : 3662 GREYMONT DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95136
    MORTGAGE AMOUNT :   296,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    295,548.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,044.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 77.58800
    ----------------------------------------------------------------
0   0031793052     MORTGAGORS: REESE                MICHAEL
                               REESE                KATHY
    REGION CODE    ADDRESS   : 195 N.HARBOR DRIVE UNIT #4703
        01         CITY      :    CHICAGO
                   STATE/ZIP : IL  60601
    MORTGAGE AMOUNT :   307,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    306,766.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,120.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 68.22200
    ----------------------------------------------------------------
0   0031793136     MORTGAGORS: NORTZ                THOMAS
                               GARCEAU              RICHARD
    REGION CODE    ADDRESS   : 24 BEETHOVEN AVE
        01         CITY      :    WALPOLE
                   STATE/ZIP : MA  02081
    MORTGAGE AMOUNT :   263,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,699.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,822.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.99300
    ----------------------------------------------------------------
0   0031793292     MORTGAGORS: MOLDER               HENRY
                               MOLDER               NANCY
    REGION CODE    ADDRESS   : 5750 E LEISURE LANE
        01         CITY      :    CAVE CREEK
                   STATE/ZIP : AZ  85331
    MORTGAGE AMOUNT :   261,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    261,700.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,852.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 74.34600
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,528,600.00
                               P & I AMT:     10,602.48
                               UPB AMT:   1,527,103.12

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          266
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031793300     MORTGAGORS: ORTON                TIMOTHY
                               ORTON                RUTH
    REGION CODE    ADDRESS   : 24838 PAPPAS ROAD
        01         CITY      :    RAMONA
                   STATE/ZIP : CA  92065
    MORTGAGE AMOUNT :   253,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,800.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,731.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0031793649     MORTGAGORS: FRIEDRICH            RICHARD
                               FRIEDRICH            LESLIE
    REGION CODE    ADDRESS   : 32591 VALENTINO WAY
        01         CITY      :    TEMECULA
                   STATE/ZIP : CA  92592
    MORTGAGE AMOUNT :   263,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,713.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,890.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.99300
    ----------------------------------------------------------------
0   0031793706     MORTGAGORS: JEN                  PETER
                               TIEN                 TZEFEN
    REGION CODE    ADDRESS   : 1759 FUMIA COURT
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95131
    MORTGAGE AMOUNT :   345,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    345,273.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,328.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 76.01800
    ----------------------------------------------------------------
0   0031793714     MORTGAGORS: CAMPBELL             JANET

    REGION CODE    ADDRESS   : 2149 CORTE MORAL
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92009
    MORTGAGE AMOUNT :   271,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,727.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,809.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.99000
    ----------------------------------------------------------------
0   0031793730     MORTGAGORS: SENADENOS            THOMAS
                               SENADENOS            EDITHA
    REGION CODE    ADDRESS   : 32733 SOUTH FOLKLORE LOOP
        01         CITY      :    UNION CITY
                   STATE/ZIP : CA  94587
    MORTGAGE AMOUNT :   262,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,434.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,747.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.98200
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,397,850.00
                               P & I AMT:      9,506.74
                               UPB AMT:   1,396,949.17

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          267
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031793789     MORTGAGORS: FREEMAN              STUART
                               OSTROWSKI            FRED
    REGION CODE    ADDRESS   : 5001 OCEAN FRONT WALK #B
        01         CITY      :    MARINA DEL REY
                   STATE/ZIP : CA  90292
    MORTGAGE AMOUNT :   639,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    637,949.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,251.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 38.14900
    ----------------------------------------------------------------
0   0031793813     MORTGAGORS: BORK                 ERIK
                               JAFFE-BORK           MILINDA
    REGION CODE    ADDRESS   : 5160 AMIGO AVENUE
        01         CITY      :    TARZANA
                   STATE/ZIP : CA  91356
    MORTGAGE AMOUNT :   428,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    427,682.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,992.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031793839     MORTGAGORS: FIELDS               DEBRA

    REGION CODE    ADDRESS   : 12143 MAXWELLTON ROAD
        01         CITY      :    STUDIO CITY AREA
                   STATE/ZIP : CA  91604
    MORTGAGE AMOUNT :   412,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    412,278.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,814.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.96100
    ----------------------------------------------------------------
0   0031793870     MORTGAGORS: THOMPSON             DON
                               THOMPSON             REBECCA
    REGION CODE    ADDRESS   : 10740 SUNNY BROOK LANE
        01         CITY      :    AGUA DULCE AREA
                   STATE/ZIP : CA  91350
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,781.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,910.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031793912     MORTGAGORS: WEI                  STEPHEN
                               KOWN                 LILY
    REGION CODE    ADDRESS   : 413 EL CORONADO STREET
        01         CITY      :    SOUTH PASADENA
                   STATE/ZIP : CA  91030
    MORTGAGE AMOUNT :   363,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    362,709.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,445.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 62.05100
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,122,600.00
                               P & I AMT:     14,414.28
                               UPB AMT:   2,120,401.14

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          268
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031793920     MORTGAGORS: CHAN                 PAUL
                               CHEUNG               BETTY
    REGION CODE    ADDRESS   : 126 ANDERSON ROAD
        01         CITY      :    ALAMEDA
                   STATE/ZIP : CA  94502
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,045.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,097.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 76.92300
    ----------------------------------------------------------------
0   0031794043     MORTGAGORS: YOUMANS              JOSPEH
                               YOUMANS              ELAINE
    REGION CODE    ADDRESS   : 162-164 NIETO AVENUE
        01         CITY      :    BELMONT SHORE
                   STATE/ZIP : CA  90803
    MORTGAGE AMOUNT :   345,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    344,743.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,412.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 72.63100
    ----------------------------------------------------------------
0   0031794225     MORTGAGORS: SILBERBERG           GARY

    REGION CODE    ADDRESS   : 99 DINGLETOWN ROAD
        01         CITY      :    GREENWICH
                   STATE/ZIP : CT  06830
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    496,965.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,496.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   02/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 40.00000
    ----------------------------------------------------------------
0   0031794241     MORTGAGORS: MAZUREK              PAUL
                               MAZUREK              LISA
    REGION CODE    ADDRESS   : 27941 NE QUAIL CREEK DRIVE
        01         CITY      :    REDMOND
                   STATE/ZIP : WA  98053
    MORTGAGE AMOUNT :   295,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,549.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,037.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 74.68300
    ----------------------------------------------------------------
0   0031794274     MORTGAGORS: AVEN                 DONALD
                               AVEN                 SHERYL
    REGION CODE    ADDRESS   : 248 NW SUNDOWN WAY
        01         CITY      :    PORTLAND
                   STATE/ZIP : OR  97229
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,615.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,740.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,692,000.00
                               P & I AMT:     11,784.03
                               UPB AMT:   1,686,919.98

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          269
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031794357     MORTGAGORS: FRANKLIN             MICHAEL

    REGION CODE    ADDRESS   : 44 ROLLINGMEAD STREET
        01         CITY      :    PRINCETON
                   STATE/ZIP : NJ  08540
    MORTGAGE AMOUNT :   304,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    303,756.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,048.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031794399     MORTGAGORS: KRANTZ               MARK
                               KRANTZ               MELISSA
    REGION CODE    ADDRESS   : 13253  SE SUNSPRITE COURT
        01         CITY      :    CLACKAMAS
                   STATE/ZIP : OR  97015
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,811.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,840.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 94.97200
    ----------------------------------------------------------------
0   0031794464     MORTGAGORS: OTT                  GARY
                               OTT                  CHERYL
    REGION CODE    ADDRESS   : 20166 S.W. TREMONT WAY
        01         CITY      :    BEAVERTON
                   STATE/ZIP : OR  97007
    MORTGAGE AMOUNT :   287,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    286,806.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,936.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 65.71400
    ----------------------------------------------------------------
0   0031794472     MORTGAGORS: BECKER               CHRISTOPHER
                               BECKER               NANCY
    REGION CODE    ADDRESS   : 106 CLOVER LANE
        01         CITY      :    MENLO PARK
                   STATE/ZIP : CA  94025
    MORTGAGE AMOUNT :   245,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,606.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,650.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 36.29600
    ----------------------------------------------------------------
0   0031794639     MORTGAGORS: SCHREEDER            WILLIAM
                               SCHREEDER            CLARISSA
    REGION CODE    ADDRESS   : 1740 FUMIA COURT
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95131
    MORTGAGE AMOUNT :   370,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    370,168.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,558.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.99700
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,466,950.00
                               P & I AMT:     10,034.55
                               UPB AMT:   1,465,149.93

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          270
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031794720     MORTGAGORS: CARLOS               C
                               CARLOS               SHARON
    REGION CODE    ADDRESS   : 2146 CORTE MORAL
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92009
    MORTGAGE AMOUNT :   314,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    314,235.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,066.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 89.98700
    ----------------------------------------------------------------
0   0031795040     MORTGAGORS: TAY                  ALAN
                               LEE                  CYNTHIA
    REGION CODE    ADDRESS   : 112 NIGHTHAWK
        01         CITY      :    IRVINE
                   STATE/ZIP : CA  92604
    MORTGAGE AMOUNT :   421,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    421,200.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,873.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 65.00000
    ----------------------------------------------------------------
0   0031795156     MORTGAGORS: FEUERMAN             JOSH
                               FEUERMAN             DALE
    REGION CODE    ADDRESS   : S.E. CORNER GUADALUPE STREET & OCEA
        01         CITY      :    CARMEL
                   STATE/ZIP : CA  93921
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    350,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,358.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 76.08600
    ----------------------------------------------------------------
0   0031795693     MORTGAGORS: NEUMANN              GREGORY
                               NEUMANN              VALERIE
    REGION CODE    ADDRESS   : 5474 VIA DE MANSION
        01         CITY      :    LA VERNE
                   STATE/ZIP : CA  91750
    MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,801.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,873.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031795719     MORTGAGORS: KIM                  JOHN
                               KIM                  HYUN
    REGION CODE    ADDRESS   : 1 YANKEE
        01         CITY      :    IRVINE
                   STATE/ZIP : CA  92620
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,792.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,957.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,633,700.00
                               P & I AMT:     11,129.11
                               UPB AMT:   1,633,029.06

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          271
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031795735     MORTGAGORS: ROSENBLUM            ALLEN
                               ROSENBLUM            LESLIE
    REGION CODE    ADDRESS   : 119 SOUTH JUANITA AVENUE
        01         CITY      :    REDONDO BEACH
                   STATE/ZIP : CA  90277
    MORTGAGE AMOUNT :   269,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,489.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,839.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 63.45800
    ----------------------------------------------------------------
0   0031795743     MORTGAGORS: WILLEY               CHARLES
                               WILLEY               SANDRA
    REGION CODE    ADDRESS   : 4603 EAST HASTINGS AVENUE
        01         CITY      :    ORANGE
                   STATE/ZIP : CA  92867
    MORTGAGE AMOUNT :   310,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    309,719.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,959.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 65.26300
    ----------------------------------------------------------------
0   0031795750     MORTGAGORS: SIDLES               CHAD

    REGION CODE    ADDRESS   : 30 SOLITAIRE LANE
        01         CITY      :    ALISO VIEJO AREA
                   STATE/ZIP : CA  92656
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,799.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,823.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031795768     MORTGAGORS: GABRIEL              DEENA

    REGION CODE    ADDRESS   : 4533 ALONZO AVENUE
        01         CITY      :    ENCINO AREA, LOS ANGELES
                   STATE/ZIP : CA  91316
    MORTGAGE AMOUNT :   258,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    257,803.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,781.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 54.31500
    ----------------------------------------------------------------
0   0031795776     MORTGAGORS: VIDA                 SCOTT
                               VIDA                 MARY
    REGION CODE    ADDRESS   : 2665 33RD STREET
        01         CITY      :    SANTA MONICA
                   STATE/ZIP : CA  90405
    MORTGAGE AMOUNT :   468,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    467,652.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,272.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,569,700.00
                               P & I AMT:     10,676.92
                               UPB AMT:   1,568,464.82

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          272
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031795784     MORTGAGORS: PEACOCK              C
                               TANASE               PAMELA
    REGION CODE    ADDRESS   : 463 CHERRY DRIVE
        01         CITY      :    CITY OF PASADENA
                   STATE/ZIP : CA  91105
    MORTGAGE AMOUNT :   383,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    383,208.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,648.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 78.26500
    ----------------------------------------------------------------
0   0031796220     MORTGAGORS: LABI                 MORRIS
                               DANIEL               PNINA
    REGION CODE    ADDRESS   : 3665 ALTA MESA DRIVE
        01         CITY      :    STUDIO CITY
                   STATE/ZIP : CA  91604
    MORTGAGE AMOUNT :   355,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    355,322.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,425.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 61.84300
    ----------------------------------------------------------------
0   0031796279     MORTGAGORS: RAZEPOOR             NASSER
                               SAFAVI               MARJAN
    REGION CODE    ADDRESS   : 5335 MEDINA ROAD
        01         CITY      :    WOODLAND HILLS
                   STATE/ZIP : CA  91364
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,805.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,768.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031796287     MORTGAGORS: BEYER                THOMAS
                               BEYER                LORI
    REGION CODE    ADDRESS   : 1161 DISCOVERY WAY
        01         CITY      :    CONCORD
                   STATE/ZIP : CA  94521
    MORTGAGE AMOUNT :   249,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,169.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,764.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 94.99000
    ----------------------------------------------------------------
0   0031796303     MORTGAGORS: HODGE                JAMES
                               HODGE                JEAN
    REGION CODE    ADDRESS   : 697-385 GOLD RUN ROAD
        01         CITY      :    SUSANVILLE
                   STATE/ZIP : CA  96130
    MORTGAGE AMOUNT :   259,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,062.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,834.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 85.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,503,700.00
                               P & I AMT:     10,442.54
                               UPB AMT:   1,502,567.87

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          273
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031796311     MORTGAGORS: TUCKER               MARY

    REGION CODE    ADDRESS   : 7711 SPANISH LAKE
        01         CITY      :    LAS VEGAS
                   STATE/ZIP : NV  89113
    MORTGAGE AMOUNT :   339,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,254.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,402.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0031796360     MORTGAGORS: GENTILE              ZORA

    REGION CODE    ADDRESS   : 28492 CALLE MIRA MONTE
        01         CITY      :    SAN JUAN CAPISTRANO
                   STATE/ZIP : CA  92675
    MORTGAGE AMOUNT :   455,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    454,653.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,142.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 65.00000
    ----------------------------------------------------------------
0   0031796378     MORTGAGORS: MALLEY               JAMES
                               MALLEY               JILL
    REGION CODE    ADDRESS   : 3785 VIA GRANADA
        01         CITY      :    MORAGA
                   STATE/ZIP : CA  94556
    MORTGAGE AMOUNT :   314,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    314,072.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,224.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 66.87200
    ----------------------------------------------------------------
0   0031796386     MORTGAGORS: MUNIR                ARKETHA

    REGION CODE    ADDRESS   : 347 CORBETT AVENUE
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94114
    MORTGAGE AMOUNT :   432,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    431,679.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,020.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 73.84600
    ----------------------------------------------------------------
0   0031796394     MORTGAGORS: MARKOWITZ            JAY
                               MARKOWITZ            LISA
    REGION CODE    ADDRESS   : 5632 BLACKBIRD AVENUE
        01         CITY      :    WESTLAKE VILLAGE
                   STATE/ZIP : CA  91362
    MORTGAGE AMOUNT :   380,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    379,717.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,657.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 59.37500
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,920,800.00
                               P & I AMT:     13,447.77
                               UPB AMT:   1,919,377.94

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          274
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031796410     MORTGAGORS: BAILEY               ROBERT

    REGION CODE    ADDRESS   : 688 OAK SHADOW VIEW PLACE
        01         CITY      :    THOUSAND OAKS
                   STATE/ZIP : CA  91320
    MORTGAGE AMOUNT :   323,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    322,941.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,177.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031796428     MORTGAGORS: RICH                 DAVID
                               RICH                 DOROTHY
    REGION CODE    ADDRESS   : 4106 MARCASEL AVENUE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90066
    MORTGAGE AMOUNT :   278,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    277,777.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,872.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 69.50000
    ----------------------------------------------------------------
0   0031796436     MORTGAGORS: DEKOFSKY             MICHAEL
                               DEKOFSKY             CHERI
    REGION CODE    ADDRESS   : 6062 LAKE LINDERO DRIVE
        01         CITY      :    AGOURA HILLS
                   STATE/ZIP : CA  91301
    MORTGAGE AMOUNT :   335,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    334,745.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,313.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 58.87500
    ----------------------------------------------------------------
0   0031796501     MORTGAGORS: ELLIOTT              KENT
                               ELLIOTT              DIANE
    REGION CODE    ADDRESS   : 2030 KILPATRICK WAY
        01         CITY      :    GRANITE BAY
                   STATE/ZIP : CA  95746
    MORTGAGE AMOUNT :   355,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    355,308.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,365.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.98900
    ----------------------------------------------------------------
0   0031796600     MORTGAGORS: KENNEDY              THOMAS
                               KENNEDY              SUSAN
    REGION CODE    ADDRESS   : 900 ADELLA AVENUE
        01         CITY      :    CORONADO
                   STATE/ZIP : CA  92118
    MORTGAGE AMOUNT :   593,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    592,548.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,095.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 59.30000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,884,800.00
                               P & I AMT:     12,825.70
                               UPB AMT:   1,883,321.60

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          275
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031796634     MORTGAGORS: TODOROV              VICTOR
                               TODOROV              NINA
    REGION CODE    ADDRESS   : 20130 PINGREE WAY
        01         CITY      :    YORBA LINDA
                   STATE/ZIP : CA  92887
    MORTGAGE AMOUNT :   262,455.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,245.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,768.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.99900
    ----------------------------------------------------------------
0   0031796659     MORTGAGORS: BARRETT              MARTIN
                               BARRETT              MARILYN
    REGION CODE    ADDRESS   : 357 SKYCREST ROAD
        01         CITY      :    LA HABRA HEIGHTS
                   STATE/ZIP : CA  90631
    MORTGAGE AMOUNT :   267,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    266,991.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,822.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 67.64500
    ----------------------------------------------------------------
0   0031796667     MORTGAGORS: SCHARFE              HARTMUT

    REGION CODE    ADDRESS   : 634 BRECKENRIDGE PLACE
        01         CITY      :    SIMI VALLEY
                   STATE/ZIP : CA  93065
    MORTGAGE AMOUNT :   328,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    327,737.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,209.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 75.40200
    ----------------------------------------------------------------
0   0031796675     MORTGAGORS: DONALDSON            JAY
                               DONALDSON            LINDA
    REGION CODE    ADDRESS   : 1430 NAKOMIS
        01         CITY      :    LAKE ORION
                   STATE/ZIP : MI  48362
    MORTGAGE AMOUNT :   376,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    376,238.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,634.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031796683     MORTGAGORS: KARR                 JONATHAN
                               KARR                 CECILIA
    REGION CODE    ADDRESS   : 1833 FOX RUN
        01         CITY      :    ROCHESTER HILLS
                   STATE/ZIP : MI  48306
    MORTGAGE AMOUNT :   465,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    463,606.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,251.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 71.64800
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,699,455.00
                               P & I AMT:     11,686.78
                               UPB AMT:   1,696,819.94

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          276
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031796709     MORTGAGORS: SPIVEY               DAVID
                               SPIVEY               KELLY
    REGION CODE    ADDRESS   : 5613 VREELAND RD
        01         CITY      :    SUPERIOR TOWNSHIP
                   STATE/ZIP : MI  48105
    MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,600.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,873.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031796741     MORTGAGORS: NGUYEN               BINH
                               NGUYEN               LIEU
    REGION CODE    ADDRESS   : 6320 VIA DEL PLAZA
        01         CITY      :    RANCHOS PALOS VERDES
                   STATE/ZIP : CA  90275
    MORTGAGE AMOUNT :   502,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    501,636.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,553.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 64.77400
    ----------------------------------------------------------------
0   0031796782     MORTGAGORS: JEWELL               STEVEN
                               JEWELL               CYNTHIA
    REGION CODE    ADDRESS   : 305 MOOSEHEAD DRIVE
        01         CITY      :    APTOS
                   STATE/ZIP : CA  95003
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    320,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,128.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031796832     MORTGAGORS: NIELSEN              WILLIAM
                               NIELSEN              CAROL
    REGION CODE    ADDRESS   : 15594 OAKSTAND ROAD
        01         CITY      :    POWAY
                   STATE/ZIP : CA  92064
    MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    449,657.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,108.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.64600
    ----------------------------------------------------------------
0   0031796873     MORTGAGORS: DE'AK                PAUL
                               DE'AK                CHRISTINE
    REGION CODE    ADDRESS   : 343 ALPINE TRAIL ROAD
        01         CITY      :    ALPINE
                   STATE/ZIP : CA  91901
    MORTGAGE AMOUNT :   311,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    311,656.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,127.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.97400
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,851,900.00
                               P & I AMT:     12,791.74
                               UPB AMT:   1,850,551.92

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          277
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031796907     MORTGAGORS: SMITH                DOUGLAS
                               ITATANI              LISA
    REGION CODE    ADDRESS   : 1094 HUNTINGTON DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95129
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,741.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,348.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031797079     MORTGAGORS: JOHNSON              LINDSEY

    REGION CODE    ADDRESS   : 1427 NORTH BRANCIFORTE AVENUE
        01         CITY      :    SANTA CRUZ
                   STATE/ZIP : CA  95065
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,751.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031797418     MORTGAGORS: HUNTER               JOSEPH
                               HUNTER               KRISTEN
    REGION CODE    ADDRESS   : 28505 LA FALDA
        01         CITY      :    LAGUNA NIGUEL
                   STATE/ZIP : CA  92677
    MORTGAGE AMOUNT :   301,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    301,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,005.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 72.65060
    ----------------------------------------------------------------
0   0031797624     MORTGAGORS: CLARK                EDUARDO

    REGION CODE    ADDRESS   : 7445 SHEPARD MESA DRIVE
        01         CITY      :    CARPINTERIA
                   STATE/ZIP : CA  93013
    MORTGAGE AMOUNT :   418,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    418,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,745.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 59.71400
    ----------------------------------------------------------------
0   0031797939     MORTGAGORS: LEGGETT              SHANE
                               LEGGETT              WENDY
    REGION CODE    ADDRESS   : 2018 DEBORAH LANE,
        01         CITY      :    NEWPORT BEACH,
                   STATE/ZIP : CA  92660
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,793.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,175.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 70.58800
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,619,500.00
                               P & I AMT:     11,027.03
                               UPB AMT:   1,619,034.82

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          278
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031797947     MORTGAGORS: KNAUSS               FREDERICK
                               KLENNER              WILLIAM
    REGION CODE    ADDRESS   : 1396 TERRACE WAY,
        01         CITY      :    LAGUNA BEACH,
                   STATE/ZIP : CA  92651
    MORTGAGE AMOUNT :   372,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    371,709.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,537.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031798283     MORTGAGORS: WELLER               RONALD
                               WELLER               MARGARET
    REGION CODE    ADDRESS   : 10615 SNYDER ROAD
        01         CITY      :    LA MESA
                   STATE/ZIP : CA  91941
    MORTGAGE AMOUNT :   317,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    316,840.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,109.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 54.67200
    ----------------------------------------------------------------
0   0031798341     MORTGAGORS: REES                 MIRYAM
                               SERVILLO             EUGENE
    REGION CODE    ADDRESS   : 319 WESLEY AVENUE
        01         CITY      :    EVANSTON
                   STATE/ZIP : IL  60202
    MORTGAGE AMOUNT :   254,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,400.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,735.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031799364     MORTGAGORS: REESE                JOHN
                               REESE                CHARLENE
    REGION CODE    ADDRESS   : 9416 LANDSFORD COURT
        01         CITY      :    GRANITE BAY
                   STATE/ZIP : CA  95746
    MORTGAGE AMOUNT :   258,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,303.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,785.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 74.28161
    ----------------------------------------------------------------
0   0031799372     MORTGAGORS: SCHWEDES             CHARLES
                               SCHWEDES             SHELIA
    REGION CODE    ADDRESS   : 467 CANYON CREST DRIVE
        01         CITY      :    SIMI VALLEY
                   STATE/ZIP : CA  93065
    MORTGAGE AMOUNT :   324,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    324,433.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,160.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.99500
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,526,700.00
                               P & I AMT:     10,328.47
                               UPB AMT:   1,525,687.02

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          279
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031799398     MORTGAGORS: THUMA                JOHN
                               THUMA                KRISTINA
    REGION CODE    ADDRESS   : 2 HERMIT LANE
        01         CITY      :    KENTFIELD
                   STATE/ZIP : CA  94904
    MORTGAGE AMOUNT :   525,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    524,590.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,581.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 61.76400
    ----------------------------------------------------------------
0   0031799448     MORTGAGORS: SYKES                JOHN
                               SYKES                LESLIE
    REGION CODE    ADDRESS   : 2308 LA LINDA PLACE
        01         CITY      :    COSTA MESA
                   STATE/ZIP : CA  92660
    MORTGAGE AMOUNT :   267,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    266,991.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,822.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 66.80000
    ----------------------------------------------------------------
0   0031799455     MORTGAGORS: LOHMAN               PHILIP
                               O'LEARY-LOHMAN       ANNETTE
    REGION CODE    ADDRESS   : 129 GRANADA AVENUE A-B
        01         CITY      :    LONG BEACH
                   STATE/ZIP : CA  90803
    MORTGAGE AMOUNT :   314,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    314,154.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,144.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031799521     MORTGAGORS: AKIYOSHI             ERIC
                               AKIYOSHI             KAREN
    REGION CODE    ADDRESS   : 13649 IROQUOIS
        01         CITY      :    TUSTIN
                   STATE/ZIP : CA  92782
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,798.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,697.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031799695     MORTGAGORS: CHANDLER             LUKE
                               CHANDLER             JULIA
    REGION CODE    ADDRESS   : 9310 139TH COURT NORTHEAST
        01         CITY      :    REDMOND
                   STATE/ZIP : WA  98052
    MORTGAGE AMOUNT :   283,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    281,459.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,981.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   01/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 94.97300
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,642,000.00
                               P & I AMT:     11,228.31
                               UPB AMT:   1,638,994.31

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          280
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031799711     MORTGAGORS: SHETTY               SUDHAKAR
                               SHETTY               RITU
    REGION CODE    ADDRESS   : 7408 MERCER TERRACE DRIVE
        01         CITY      :    MERCER ISLAND
                   STATE/ZIP : WA  98040
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    297,701.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,097.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   12/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031799737     MORTGAGORS: CARTER-SCHWENDLER    KAREN
                               CARTER-SCHWENDLER    CARL
    REGION CODE    ADDRESS   : 12449 83RD PLACE NORTHEAST
        01         CITY      :    KIRKLAND
                   STATE/ZIP : WA  98034
    MORTGAGE AMOUNT :   264,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,057.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,846.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   05/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 94.99900
    ----------------------------------------------------------------
0   0031799851     MORTGAGORS: GLOSTER              THOMAS
                               GLOSTER              DONDI
    REGION CODE    ADDRESS   : 7906 129TH PLACE SOUTHEAST
        01         CITY      :    NEWCASTLE
                   STATE/ZIP : WA  98056
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,045.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,789.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   12/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 86.48648
    ----------------------------------------------------------------
0   0031800113     MORTGAGORS: FLETCHER             DONALD
                               FLETCHER             LORRAINE
    REGION CODE    ADDRESS   : 2883 RIDGE ROAD
        01         CITY      :    WHITE LAKE
                   STATE/ZIP : MI  48383
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,564.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,123.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031800139     MORTGAGORS: ANDERSON             LEON
                               ANDERSON             VICKIE
    REGION CODE    ADDRESS   : 5919 SUNRIDGE COURT
        01         CITY      :    CLARKSTON
                   STATE/ZIP : MI  48348
    MORTGAGE AMOUNT :   329,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    329,009.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,303.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 79.99417
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,449,550.00
                               P & I AMT:     10,161.20
                               UPB AMT:   1,443,379.27

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          281
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031800162     MORTGAGORS: VANALLEN             R
                               SAVAGE               JANE
    REGION CODE    ADDRESS   : 261 SAINT RONAN STREET
        01         CITY      :    NEW HAVEN
                   STATE/ZIP : CT  06511
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,609.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,768.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 65.47314
    ----------------------------------------------------------------
0   0031800204     MORTGAGORS: SCHANZ               DONALD
                               SCHANZ               NANCY
    REGION CODE    ADDRESS   : 6985 LOGAN LANE
        01         CITY      :    TRAVERSE CITY
                   STATE/ZIP : MI  49686
    MORTGAGE AMOUNT :   406,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    406,244.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,844.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 74.99500
    ----------------------------------------------------------------
0   0031800220     MORTGAGORS: LAHDE                FRANK
                               LAHDE                BONNIE
    REGION CODE    ADDRESS   : 6295 E. MOORE BEECH DR.
        01         CITY      :    TRAVERSE CITY
                   STATE/ZIP : MI  49684
    MORTGAGE AMOUNT :   283,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,088.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,006.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0031800246     MORTGAGORS: MILITANTE            JOHN
                               MILITANTE            LUZVIMINDA
    REGION CODE    ADDRESS   : 9221 WILLHELM CIRCLE
        01         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92646
    MORTGAGE AMOUNT :   255,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,796.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,717.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 89.47300
    ----------------------------------------------------------------
0   0031800279     MORTGAGORS: CHRISTIANO           PETER
                               CHRISTIANO           CAROLYN
    REGION CODE    ADDRESS   : 2973 NABIL STREET
        01         CITY      :    BALDWINSVILLE
                   STATE/ZIP : NY  13027
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,568.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,027.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 71.25300
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,491,350.00
                               P & I AMT:     10,365.19
                               UPB AMT:   1,489,306.04

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          282
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031800295     MORTGAGORS: SCHAAFSMA            FREERK
                               SCHAAFSMA            REBECCA
    REGION CODE    ADDRESS   : 14690 MAPLETON LANE
        01         CITY      :    TRAVERSE CITY
                   STATE/ZIP : MI  49686
    MORTGAGE AMOUNT :   618,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    617,397.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,379.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031800337     MORTGAGORS: YUROSEK              JOSEPH
                               YUROSEK              CHRISTINE
    REGION CODE    ADDRESS   : 16 CHRISTAMON EAST
        01         CITY      :    IRVINE
                   STATE/ZIP : CA  92614
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,760.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,021.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031800386     MORTGAGORS: GUSEK                JODI

    REGION CODE    ADDRESS   : 733 NOWITA PLACE
        01         CITY      :    VENICE
                   STATE/ZIP : CA  90291
    MORTGAGE AMOUNT :   279,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,992.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,952.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031800402     MORTGAGORS: PEREZ                VICTOR
                               PEREZ                MARIA
    REGION CODE    ADDRESS   : 2651 BRYANT STREET
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94110
    MORTGAGE AMOUNT :   244,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,804.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,643.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031800436     MORTGAGORS: HAMMER               JAMES

    REGION CODE    ADDRESS   : 328 EUREKA STREET
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94114
    MORTGAGE AMOUNT :   396,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    395,698.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,735.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 75.64400
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,837,950.00
                               P & I AMT:     12,731.80
                               UPB AMT:   1,835,654.38

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          283
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031800451     MORTGAGORS: MARGETIC             STEPHEN
                               MARGETIC             MICHELE
    REGION CODE    ADDRESS   : 26062 SPUR BRANCH LANE
        01         CITY      :    LAGUNA HILLS
                   STATE/ZIP : CA  92653
    MORTGAGE AMOUNT :   385,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    384,806.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,659.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 58.34800
    ----------------------------------------------------------------
0   0031800501     MORTGAGORS: ADELSBERG            SAUL
                               ADELSBERG            DAWN
    REGION CODE    ADDRESS   : 2 TESORO
        01         CITY      :    NEWPORT COAST
                   STATE/ZIP : CA  92657
    MORTGAGE AMOUNT :   369,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    368,689.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,424.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.87000
    ----------------------------------------------------------------
0   0031800543     MORTGAGORS: ELLIOTT              ROBERT
                               ELLIOTT              ANDREA
    REGION CODE    ADDRESS   : 1025 ASHFORD COURT
        01         CITY      :    THOUSAND OAKS
                   STATE/ZIP : CA  91361
    MORTGAGE AMOUNT :   262,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    261,795.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,787.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 77.05800
    ----------------------------------------------------------------
0   0031800568     MORTGAGORS: SOLAND               PETER
                               SOLAND               SUSAN
    REGION CODE    ADDRESS   : 1081 NORMANDY HILL LANE
        01         CITY      :    ENCINITAS
                   STATE/ZIP : CA  92024
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,802.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,795.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 76.47000
    ----------------------------------------------------------------
0   0031800584     MORTGAGORS: WHITNEY              CRAIG
                               WHITNEY              LAURA
    REGION CODE    ADDRESS   : 3609 LORIMER LANE
        01         CITY      :    ENCINITAS
                   STATE/ZIP : CA  92024
    MORTGAGE AMOUNT :   286,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    285,759.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,878.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 74.28500
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,562,100.00
                               P & I AMT:     10,545.75
                               UPB AMT:   1,560,854.45

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          284
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031800626     MORTGAGORS: DAVIS                DONALD
                               DAVIS                LESA
    REGION CODE    ADDRESS   : 447 EAST CLIFF STREET
        01         CITY      :    SOLANA BEACH
                   STATE/ZIP : CA  92075
    MORTGAGE AMOUNT :   295,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,786.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,088.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 68.60400
    ----------------------------------------------------------------
0   0031800667     MORTGAGORS: O'LEARY              MAUREEN

    REGION CODE    ADDRESS   : 5839 COMPASS DRIVE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90045
    MORTGAGE AMOUNT :   279,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,987.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,928.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031800683     MORTGAGORS: AKHAVAN              DANNY

    REGION CODE    ADDRESS   : 16813 MOONCREST DRIVE
        01         CITY      :    ENCINO
                   STATE/ZIP : CA  91436
    MORTGAGE AMOUNT :   309,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    309,652.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,087.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 65.93600
    ----------------------------------------------------------------
0   0031801913     MORTGAGORS: MACQUARRIE           MICHAEL
                               MACQUARRIE           ANNIKA
    REGION CODE    ADDRESS   : 13755 DONNER PASS ROAD
        01         CITY      :    TRUCKEE
                   STATE/ZIP : CA  96161
    MORTGAGE AMOUNT :   458,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    457,660.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,202.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 72.69800
    ----------------------------------------------------------------
0   0031802465     MORTGAGORS: MORRIS               JOHN
                               KASER                KAREN
    REGION CODE    ADDRESS   : 5216 WEST MERCER WAY
        01         CITY      :    MERCER ISLAND
                   STATE/ZIP : WA  98040
    MORTGAGE AMOUNT :   351,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,142.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,454.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   03/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 62.67800
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,693,100.00
                               P & I AMT:     11,760.87
                               UPB AMT:   1,690,228.33

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          285
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031803240     MORTGAGORS: EHMCKE               LANCE
                               EHMCKE               KATHY
    REGION CODE    ADDRESS   : 4908 RAVINE PARK LANE
        01         CITY      :    SIOUX CITY
                   STATE/ZIP : IA  51106
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,624.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,637.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031803265     MORTGAGORS: ANDRUS               MILAN
                               ANDRUS               EULALIA
    REGION CODE    ADDRESS   : 4909 SOUTH CARAWAY DRIVE
        01         CITY      :    SIOUX FALLS
                   STATE/ZIP : SD  57108
    MORTGAGE AMOUNT :   365,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    364,442.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,520.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 89.90147
    ----------------------------------------------------------------
0   0031806656     MORTGAGORS: MENAR                RICHARD
                               MENAR                ELIZABETH
    REGION CODE    ADDRESS   : 9 GOLDEN HILL COURT
        01         CITY      :    WALNUT CREEK
                   STATE/ZIP : CA  94596
    MORTGAGE AMOUNT :   408,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    408,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,783.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031807068     MORTGAGORS: LYNCH                BRIAN
                               ORTEGA               SYLVIA
    REGION CODE    ADDRESS   : 5725 LILAC BLOSSOM LANE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95124
    MORTGAGE AMOUNT :   280,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,997.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,983.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 94.98300
    ----------------------------------------------------------------
0   0031807175     MORTGAGORS: CROOK                MICHAEL
                               CROOK                JERRIE
    REGION CODE    ADDRESS   : 27313 NE 30TH WAY
        01         CITY      :    REDMOND
                   STATE/ZIP : WA  98053
    MORTGAGE AMOUNT :   251,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,558.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,738.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,544,950.00
                               P & I AMT:     10,663.47
                               UPB AMT:   1,543,622.90

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          286
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031807308     MORTGAGORS: ROONEY               TIMOTHY
                               ROONEY               ANGELA
    REGION CODE    ADDRESS   : 26118 CARROLL LANE
        01         CITY      :    STEVENSON RANCH
                   STATE/ZIP : CA  91381
    MORTGAGE AMOUNT :   255,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,700.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,745.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.99800
    ----------------------------------------------------------------
0   0031807373     MORTGAGORS: BULL                 EDWARD
                               BULL                 BARBARA
    REGION CODE    ADDRESS   : 505 GREEN MOUNTAIN ST.
        01         CITY      :    SIMI VALLEY
                   STATE/ZIP : CA  93065
    MORTGAGE AMOUNT :   265,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,850.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,813.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 66.26400
    ----------------------------------------------------------------
0   0031807399     MORTGAGORS: RUIZ                 RAIMUNDO
                               RUIZ                 MOIRA
    REGION CODE    ADDRESS   : 26106 CARROLL LANE
        01         CITY      :    STEVENSON RANCH
                   STATE/ZIP : CA  91381
    MORTGAGE AMOUNT :   274,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,380.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,850.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.99600
    ----------------------------------------------------------------
0   0031807407     MORTGAGORS: SIMOVSKY             ILYA
                               SIMOVSKY             LUDMILA
    REGION CODE    ADDRESS   : 510 SANDLEWOOD LANE
        01         CITY      :    REDWOOD CITY
                   STATE/ZIP : CA  94065
    MORTGAGE AMOUNT :   325,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    324,952.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,246.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.99800
    ----------------------------------------------------------------
0   0031807415     MORTGAGORS: SMITH                ALAN
                               SMITH                JACKIE
    REGION CODE    ADDRESS   : 2124 SUNSPRITE DRIVE
        01         CITY      :    UNION CITY
                   STATE/ZIP : CA  94587
    MORTGAGE AMOUNT :   354,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    354,359.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,359.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.98600
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,476,200.00
                               P & I AMT:     10,014.88
                               UPB AMT:   1,475,242.61

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          287
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031807423     MORTGAGORS: OANA                 JILL
                               OANA                 BRIAN
    REGION CODE    ADDRESS   : 2 FITCH COURT
        01         CITY      :    ALAMEDA
                   STATE/ZIP : CA  94501
    MORTGAGE AMOUNT :   244,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,154.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,646.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.98900
    ----------------------------------------------------------------
0   0031807431     MORTGAGORS: CARROLL              STEVEN
                               CARROLL              TERRI-ELLEN
    REGION CODE    ADDRESS   : 32773 SOUTH FOLKLORE LOOP
        01         CITY      :    UNION CITY
                   STATE/ZIP : CA  94587
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,758.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,891.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.98900
    ----------------------------------------------------------------
0   0031807514     MORTGAGORS: WELSH                ANTHONY
                               WELSH                CARRIE
    REGION CODE    ADDRESS   : 1044 VIA VERA CRUZ
        01         CITY      :    SAN MARCOS
                   STATE/ZIP : CA  92069
    MORTGAGE AMOUNT :   247,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,247.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,646.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 94.99988
    ----------------------------------------------------------------
0   0031807522     MORTGAGORS: SHAH                 NITIN
                               SHETE                ADITI
    REGION CODE    ADDRESS   : 2116 SUNSPRITE DRIVE
        01         CITY      :    UNION CITY
                   STATE/ZIP : CA  94587
    MORTGAGE AMOUNT :   290,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    290,723.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,984.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.98500
    ----------------------------------------------------------------
0   0031807548     MORTGAGORS: MURPHY               ALAN
                               MURPHY               PAULA
    REGION CODE    ADDRESS   : 16078 MARINER DRIVE
        01         CITY      :    HUNTINGOTON BEACH
                   STATE/ZIP : CA  92649
    MORTGAGE AMOUNT :   250,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,609.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,732.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,321,550.00
                               P & I AMT:      8,901.52
                               UPB AMT:   1,320,491.97

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          288
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031807621     MORTGAGORS: MOHEET               ALI
                               MOHEET               MITHRA
    REGION CODE    ADDRESS   : 2905 WOODWARDIA DRIVE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90077
    MORTGAGE AMOUNT :   264,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,403.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,850.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 49.00000
    ----------------------------------------------------------------
0   0031807761     MORTGAGORS: NAGAO                WENDELL
                               NAGAO                JANICE
    REGION CODE    ADDRESS   : 2939 NORTH WESTON STREET
        01         CITY      :    ORANGE
                   STATE/ZIP : CA  92667
    MORTGAGE AMOUNT :   352,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    352,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,312.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031807779     MORTGAGORS: SHOHAM               STEVEN

    REGION CODE    ADDRESS   : 9541 BOTHWELL ROAD
        01         CITY      :    NORTHRIDGE AREA
                   STATE/ZIP : CA  91324
    MORTGAGE AMOUNT :   354,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    353,743.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,505.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 60.00000
    ----------------------------------------------------------------
0   0031808389     MORTGAGORS: PATEL                JAYESHKUMAR
                               PATEL                NIMISHABEN
    REGION CODE    ADDRESS   : 3027 WHISPERWAVE CIRCLE
        01         CITY      :    REDWOOD CITY
                   STATE/ZIP : CA  94065
    MORTGAGE AMOUNT :   374,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    374,800.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,556.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 74.99900
    ----------------------------------------------------------------
0   0031808488     MORTGAGORS: MANOR                ARAN
                               BROIDE               ORIT
    REGION CODE    ADDRESS   : 15118 WEDDINGTON STREET
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  91411
    MORTGAGE AMOUNT :   329,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    329,355.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,304.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,675,000.00
                               P & I AMT:     11,529.51
                               UPB AMT:   1,674,302.81

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          289
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031808504     MORTGAGORS: KITTINGER            RUSSELL
                               KITTINGER            PHYLLIS
    REGION CODE    ADDRESS   : 1665 RANCHO VISTA WAY
        01         CITY      :    FALLBROOK
                   STATE/ZIP : CA  92028
    MORTGAGE AMOUNT :   319,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    318,968.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,259.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031808603     MORTGAGORS: JOHNSON              RUTH
                               HARLAN               THOMAS
    REGION CODE    ADDRESS   : 140 RANCHO DRIVE
        01         CITY      :    MILL VALLEY
                   STATE/ZIP : CA  94941
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    649,492.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,434.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 66.66600
    ----------------------------------------------------------------
0   0031808686     MORTGAGORS: OKABAYASHI           MICHAEL
                               OKABAYASHI           KIMBERLY
    REGION CODE    ADDRESS   : 3130 LAMA AVENUE
        01         CITY      :    LONG BEACH
                   STATE/ZIP : CA  90808
    MORTGAGE AMOUNT :   270,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,178.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,798.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031808710     MORTGAGORS: GARCIA               HENRY
                               GARCIA               KATHLEEN
    REGION CODE    ADDRESS   : 302 BISHOP CIRCLE
        01         CITY      :    PETALUMA
                   STATE/ZIP : CA  94954
    MORTGAGE AMOUNT :   296,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,562.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,999.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 64.52100
    ----------------------------------------------------------------
0   0031808728     MORTGAGORS: GAINES               STEPHEN
                               GAINES               IRIS
    REGION CODE    ADDRESS   : 548 CRICKETFIELD COURT
        01         CITY      :    THOUSAND OAKS AREA
                   STATE/ZIP : CA  91361
    MORTGAGE AMOUNT :   620,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    619,528.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,282.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 69.81900
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,156,400.00
                               P & I AMT:     14,774.20
                               UPB AMT:   2,154,731.13

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          290
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031808751     MORTGAGORS: BUSICK               DAVID

    REGION CODE    ADDRESS   : 599 BRIDGEWATER ROAD
        01         CITY      :    DANVILLE
                   STATE/ZIP : CA  94526
    MORTGAGE AMOUNT :   367,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    367,213.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,507.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 76.56200
    ----------------------------------------------------------------
0   0031808785     MORTGAGORS: IRANITALAB           MEHRSHAD
                               BERENDJI             HOMA
    REGION CODE    ADDRESS   : 64 SHELLEY AVENUE
        01         CITY      :    CAMPBELL
                   STATE/ZIP : CA  95008
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,805.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,970.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 73.33300
    ----------------------------------------------------------------
0   0031811177     MORTGAGORS: MCKEE                WILLIAM
                               MCKEE                JOANNE
    REGION CODE    ADDRESS   : 14241 HALF MOON BAY DRIVE
        01         CITY      :    DEL MAR AREA
                   STATE/ZIP : CA  92014
    MORTGAGE AMOUNT :   393,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    392,414.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,747.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 78.60000
    ----------------------------------------------------------------
0   0031811359     MORTGAGORS: GOYNE                GROVER
                               SANBORN              JACKIE
    REGION CODE    ADDRESS   : 17872 LONGVIEW DRIVE
        01         CITY      :    YORBA LINDA
                   STATE/ZIP : CA  92886
    MORTGAGE AMOUNT :   376,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    376,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,501.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031812068     MORTGAGORS: NGUYEN               STEVE
                               NGUYEN               VAN
    REGION CODE    ADDRESS   : 2161 ESTEE COURT
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95133
    MORTGAGE AMOUNT :   354,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    354,280.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,448.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 89.98900
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,766,050.00
                               P & I AMT:     12,175.38
                               UPB AMT:   1,764,714.28

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          291
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031812076     MORTGAGORS: NIE                  XUMIN
                               ZHONG                MING
    REGION CODE    ADDRESS   : 3026 WHISPERWAVE CIRCLE
        01         CITY      :    REDWOOD CITY
                   STATE/ZIP : CA  94065
    MORTGAGE AMOUNT :   358,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    358,640.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,540.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 79.99500
    ----------------------------------------------------------------
0   0031812118     MORTGAGORS: EBERSBERGER          NORBERT
                               EBERSBERGER          REBECCA
    REGION CODE    ADDRESS   : 26110 CARROLL LANE
        01         CITY      :    STEVENSON RANCH
                   STATE/ZIP : CA  91381
    MORTGAGE AMOUNT :   269,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,984.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,813.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.99500
    ----------------------------------------------------------------
0   0031812126     MORTGAGORS: BROBERG              DAVID
                               BROBERG              DEBRA
    REGION CODE    ADDRESS   : 511 GREEN MOUNTAIN ST,
        01         CITY      :    SIMI VALLEY
                   STATE/ZIP : CA  93065
    MORTGAGE AMOUNT :   327,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    327,344.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,234.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.99500
    ----------------------------------------------------------------
0   0031812142     MORTGAGORS: LEE                  LAM

    REGION CODE    ADDRESS   : 2173 ESTEE COURT
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95133
    MORTGAGE AMOUNT :   253,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,696.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,710.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 67.88900
    ----------------------------------------------------------------
0   0031812159     MORTGAGORS: GHAZOULI             HISHAM
                               PEREDA               IRMA
    REGION CODE    ADDRESS   : 3028 WHISPERWAVE CIRCLE
        01         CITY      :    REDWOOD CITY
                   STATE/ZIP : CA  94065
    MORTGAGE AMOUNT :   404,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    403,918.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,689.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.99700
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,613,850.00
                               P & I AMT:     10,988.81
                               UPB AMT:   1,612,584.99

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          292
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031813215     MORTGAGORS: INGRASCI             CHARLES
                               INGRASCI             ANN
    REGION CODE    ADDRESS   : 14 SCENIC AVENUE
        01         CITY      :    SAN ANSELMO
                   STATE/ZIP : CA  94960
    MORTGAGE AMOUNT :   273,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    272,787.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,862.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0031813264     MORTGAGORS: AEMISEGGER           WALTER

    REGION CODE    ADDRESS   : 3421 EL CAMINO REAL #4C
        01         CITY      :    ATHERTON
                   STATE/ZIP : CA  94027
    MORTGAGE AMOUNT :   328,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    327,762.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,321.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031813272     MORTGAGORS: ZONA                 ROBERT
                               ZONA                 JOCELYN
    REGION CODE    ADDRESS   : 1583 PARTRIDGE COURT
        01         CITY      :    SUNNYVALE
                   STATE/ZIP : CA  94087
    MORTGAGE AMOUNT :   377,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    377,319.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,640.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031813280     MORTGAGORS: LEONE                GARTH
                               LEONE                KELLY
    REGION CODE    ADDRESS   : 1125 AUTUMN COURT
        01         CITY      :    PLEASANTON
                   STATE/ZIP : CA  94566
    MORTGAGE AMOUNT :   384,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    384,621.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,724.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 79.19700
    ----------------------------------------------------------------
0   0031813314     MORTGAGORS: GATTI                JOHN
                               LADD-GATTI           KELLIANN
    REGION CODE    ADDRESS   : 125 SOUTH VALLEY STREET
        01         CITY      :    BURBANK
                   STATE/ZIP : CA  91505
    MORTGAGE AMOUNT :   704,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    703,464.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,862.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   015
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,067,500.00
                               P & I AMT:     14,410.78
                               UPB AMT:   2,065,955.16

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          293
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031813330     MORTGAGORS: MILLER               CARL
                               AYER                 LISA
    REGION CODE    ADDRESS   : 38138 MILA COURT
        01         CITY      :    FREMONT
                   STATE/ZIP : CA  94536
    MORTGAGE AMOUNT :   495,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    495,200.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,462.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031813348     MORTGAGORS: MOKHTARZAD           SHAHRIAR
                               MOKHTARZAD           KATAYOUN
    REGION CODE    ADDRESS   : 674 SANTOS COURT
        01         CITY      :    MILPITAS
                   STATE/ZIP : CA  95035
    MORTGAGE AMOUNT :   289,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,550.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,100.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0031813470     MORTGAGORS: LEGGE                SARAH
                               LEGGE                DAVID
    REGION CODE    ADDRESS   : 100 THORNDALE DRIVE #334
        01         CITY      :    SAN RAFAEL
                   STATE/ZIP : CA  94903
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,812.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,762.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031813504     MORTGAGORS: WEISZ                JAMES
                               WEISZ                TERI
    REGION CODE    ADDRESS   : 25666 NOTTINGHAM COURT
        01         CITY      :    LAGUNA HILLS
                   STATE/ZIP : CA  92651
    MORTGAGE AMOUNT :   431,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    431,379.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,018.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 73.79400
    ----------------------------------------------------------------
0   0031813801     MORTGAGORS: DUNKLEY              STEPHEN
                               DUNKLEY              MAUREEN
    REGION CODE    ADDRESS   : 4008 HUMMINGBIRD WAY
        01         CITY      :    CLAYTON
                   STATE/ZIP : CA  94517
    MORTGAGE AMOUNT :   353,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    353,374.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,412.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 89.99000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,822,300.00
                               P & I AMT:     12,756.45
                               UPB AMT:   1,821,317.32

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          294
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031813827     MORTGAGORS: LE                   ANH
                               NGUYEN               DONG
    REGION CODE    ADDRESS   : 1728 FUMIA COURT
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95131
    MORTGAGE AMOUNT :   347,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    347,215.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,311.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.98800
    ----------------------------------------------------------------
0   0031814809     MORTGAGORS: SIRBU                GREGORY
                               SIRBU                SUSAN
    REGION CODE    ADDRESS   : 709 27TH STREET
        01         CITY      :    MANHATTAN BEACH
                   STATE/ZIP : CA  90266
    MORTGAGE AMOUNT :   399,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,688.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 47.21800
    ----------------------------------------------------------------
0   0031815830     MORTGAGORS: TAKENAKA             JAMES
                               TAKENAKA             STEPHANIE
    REGION CODE    ADDRESS   : 11255 HAYDEN
        01         CITY      :    TUSTIN
                   STATE/ZIP : CA  92782
    MORTGAGE AMOUNT :   319,920.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,670.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,182.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031815905     MORTGAGORS: EDWARDS              LOUIE
                               EDWARDS              JOAN
    REGION CODE    ADDRESS   : 10207 MORGAN TERRITORY ROAD
        01         CITY      :    LIVERMORE
                   STATE/ZIP : CA  94550
    MORTGAGE AMOUNT :   385,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    384,721.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,725.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 69.36900
    ----------------------------------------------------------------
0   0031815947     MORTGAGORS: D'ANTONIO            FRANKLYN
                               D'ANTONIO            JOSLYN
    REGION CODE    ADDRESS   : 79 STAGECOACH ROAD
        01         CITY      :    BELL CANYON
                   STATE/ZIP : CA  91307
    MORTGAGE AMOUNT :   343,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    342,751.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,427.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 46.35100
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,794,420.00
                               P & I AMT:     12,335.23
                               UPB AMT:   1,793,358.68

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          295
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031815996     MORTGAGORS: WERNER               ROBERT
                               WERNER               SUSAN
    REGION CODE    ADDRESS   : 11595 BELLAGIO ROAD
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90049
    MORTGAGE AMOUNT :   894,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    893,302.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     6,098.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   015
    LTV :                 69.99400
    ----------------------------------------------------------------
0   0031816010     MORTGAGORS: MARTIN               GLYNN
                               MARTIN               LESLIE
    REGION CODE    ADDRESS   : 4629 ENCINAS DRIVE
        01         CITY      :    LA CANADA-FLINTRIDGE
                   STATE/ZIP : CA  91001
    MORTGAGE AMOUNT :   412,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    411,670.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,775.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031816150     MORTGAGORS: WERTH                GARY
                               WERTH                MARIA
    REGION CODE    ADDRESS   : 5833 PENFIELD AVENUE
        01         CITY      :    WOODLAND HILLS
                   STATE/ZIP : CA  91367
    MORTGAGE AMOUNT :   305,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    304,756.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,054.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 76.25000
    ----------------------------------------------------------------
0   0031816176     MORTGAGORS: ZETLAND              HUGH
                               ZETLAND              JULIE
    REGION CODE    ADDRESS   : 48 VIA SANTA MARIA
        01         CITY      :    SAN CLEMENTE
                   STATE/ZIP : CA  92673
    MORTGAGE AMOUNT :   353,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    352,738.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,468.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 72.04000
    ----------------------------------------------------------------
0   0031816226     MORTGAGORS: URUBURU              JAMES
                               URUBURU              LAURA
    REGION CODE    ADDRESS   : 2111 WEST GENERAL STREET
        01         CITY      :    RANCHO PALOS VERDES
                   STATE/ZIP : CA  90275
    MORTGAGE AMOUNT :   337,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    337,255.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,388.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 86.53800
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,301,500.00
                               P & I AMT:     15,786.27
                               UPB AMT:   2,299,722.95

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          296
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0070089545     MORTGAGORS: POLSTER              MICHAEL
                               POLSTER              MARY
    REGION CODE    ADDRESS   : 4710 DEL RIO ROAD
        01         CITY      :    SACRAMENTO
                   STATE/ZIP : CA  95822
    MORTGAGE AMOUNT :   247,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,812.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,705.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 68.61111
    ----------------------------------------------------------------
0   0070097696     MORTGAGORS: GUIBOA               JAMES
                               GUIBOA               NANCY
    REGION CODE    ADDRESS   : 18700 LUDLOW STREET
        01         CITY      :    NORTHRIDGE
                   STATE/ZIP : CA  91326
    MORTGAGE AMOUNT :   282,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    282,074.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,901.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 78.41667
    ----------------------------------------------------------------
0   0070188297     MORTGAGORS: KING                 ROBERT
                               KING                 KAREN
    REGION CODE    ADDRESS   : 125 CORIANDER COURT
        01         CITY      :    SAN RAMON
                   STATE/ZIP : CA  94583
    MORTGAGE AMOUNT :   265,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,811.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,855.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 46.95575
    ----------------------------------------------------------------
0   0070216304     MORTGAGORS: MILLER               LEROY
                               MILLER               GERTRUD
    REGION CODE    ADDRESS   : 13111 MORAN COURT
        01         CITY      :    GAITHERSBUR
                   STATE/ZIP : MD  20878
    MORTGAGE AMOUNT :   296,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    295,973.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,921.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0070216932     MORTGAGORS: ROBINSON             KENNETH
                               ROBINSON             LORI
    REGION CODE    ADDRESS   : 43866 LUDLUM CT
        01         CITY      :    ASHBURN
                   STATE/ZIP : VA  22011
    MORTGAGE AMOUNT :   265,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,993.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,809.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 91.44828
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,356,050.00
                               P & I AMT:      9,193.50
                               UPB AMT:   1,352,664.03

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          297
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0070217161     MORTGAGORS: ADAMS                DAVID
                               ADAMS                DEBORAH
    REGION CODE    ADDRESS   : 311 WEST AVENIDA VALENCIA
        01         CITY      :    SAN CLEMENT
                   STATE/ZIP : CA  92672
    MORTGAGE AMOUNT :   271,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,393.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,875.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 78.27089
    ----------------------------------------------------------------
0   0070229372     MORTGAGORS: WILKES               GREGORY
                               WILKES               JANET
    REGION CODE    ADDRESS   : 78925 STARLIGHT LANE
        01         CITY      :    (INDIO AREA
                   STATE/ZIP : CA  92201
    MORTGAGE AMOUNT :   422,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    421,048.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,950.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 76.72727
    ----------------------------------------------------------------
0   0070236476     MORTGAGORS: WELSH                LOUIS
                               WELSH                COLLEEN
    REGION CODE    ADDRESS   : 1747 ALTA WOOD DRIVE
        01         CITY      :    ALTADENA
                   STATE/ZIP : CA  91001
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,095.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,447.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 77.60532
    ----------------------------------------------------------------
0   0070247697     MORTGAGORS: SAVKO                EDWARD
                               SAVKO                VERONICA
    REGION CODE    ADDRESS   : 6150 HUASNA TOWNSITE ROAD
        01         CITY      :    ARROYO GRAN
                   STATE/ZIP : CA  93420
    MORTGAGE AMOUNT :   287,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,150.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,032.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 50.82301
    ----------------------------------------------------------------
0   0070270558     MORTGAGORS: DE SOUZA             MARILYN
                               DE SOUZA             COLIN
    REGION CODE    ADDRESS   : 1 BARTON PLACE
        01         CITY      :    PACIFICA
                   STATE/ZIP : CA  94044
    MORTGAGE AMOUNT :   250,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,892.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,666.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 62.62500
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,581,250.00
                               P & I AMT:     10,972.82
                               UPB AMT:   1,578,579.73

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          298
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0070280656     MORTGAGORS: THOMAS               DANIEL
                               THOMAS               CHARLOTTE
    REGION CODE    ADDRESS   : 14 GOLF RIDGE DRIVE
        01         CITY      :    DOVE CANYON
                   STATE/ZIP : CA  92679
    MORTGAGE AMOUNT :   412,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    412,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,845.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0070282884     MORTGAGORS: WHITTLE              JEFFREY
                               WHITTLE              GWENDOLYN
    REGION CODE    ADDRESS   : 1026 ORDWAY STREET
        01         CITY      :    ALBANY
                   STATE/ZIP : CA  94706
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,751.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,968.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0070283478     MORTGAGORS: LAMONT               JAY
                               LAMONT               JANET
    REGION CODE    ADDRESS   : 6314 QUAIL CREEK DRIVE
        01         CITY      :    REDDING
                   STATE/ZIP : CA  96002
    MORTGAGE AMOUNT :   414,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    412,528.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,859.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 69.00000
    ----------------------------------------------------------------
0   0070288246     MORTGAGORS: MOSES                ROY
                               MOSES                SUSAN
    REGION CODE    ADDRESS   : 16529 LA CROIX COURT
        01         CITY      :    LOS GATOS
                   STATE/ZIP : CA  95032
    MORTGAGE AMOUNT :   385,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    385,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,532.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 57.96992
    ----------------------------------------------------------------
0   0070293998     MORTGAGORS: FARACE               RICHARD
                               FARACE               MARIE
    REGION CODE    ADDRESS   : 1050 SOUTH RIMWOOD DRIVE
        01         CITY      :    ANAHEIM
                   STATE/ZIP : CA  92807
    MORTGAGE AMOUNT :   280,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,105.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,050.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/23
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 85.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,777,000.00
                               P & I AMT:     12,255.98
                               UPB AMT:   1,773,884.81

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          299
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0070298757     MORTGAGORS: BERMAN               ROBERT
                               BERMAN               DANIELLE
    REGION CODE    ADDRESS   : 7898 WILLOW GLEN ROAD
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90046
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,780.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,989.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0070300678     MORTGAGORS: NEMMERS              JOHN
                               KEENER NEMME         SHARON
    REGION CODE    ADDRESS   : 748 CAPE BRETON
        01         CITY      :    VISTA
                   STATE/ZIP : CA  92084
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,645.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,649.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 62.00000
    ----------------------------------------------------------------
0   0070302369     MORTGAGORS: SCHAAF               JOSEPH
                               SCHAAF               DEBORAH
    REGION CODE    ADDRESS   : 5529 KAILAS STREET
        01         CITY      :    VENTURA
                   STATE/ZIP : CA  93003
    MORTGAGE AMOUNT :   257,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    257,288.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,713.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 72.53521
    ----------------------------------------------------------------
0   0070304209     MORTGAGORS: WEBER                ROBERT
                               WEBER                LISA
    REGION CODE    ADDRESS   : 4815 ADELE COURT
        01         CITY      :    WOODLAND HI
                   STATE/ZIP : CA  91364
    MORTGAGE AMOUNT :   366,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    366,116.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,899.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/18
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.62887
    ----------------------------------------------------------------
0   0070307293     MORTGAGORS: BREYER               WILLIAM
                               BREYER               DIANE
    REGION CODE    ADDRESS   : 20 PALERMO WALK
        01         CITY      :    LONG BEACH
                   STATE/ZIP : CA  90803
    MORTGAGE AMOUNT :   348,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    348,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,373.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 48.33333
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,508,300.00
                               P & I AMT:     10,625.31
                               UPB AMT:   1,506,832.56

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          300
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0070308846     MORTGAGORS: CURTIS               LEE

    REGION CODE    ADDRESS   : 1584 CORMORANT DRIVE #43
        01         CITY      :    Carlsbad
                   STATE/ZIP : CA  92009
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    280,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,886.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0070311303     MORTGAGORS: ARNDT                GARY
                               ARNDT                SHERRIE
    REGION CODE    ADDRESS   : 23790 WILDWOOD CANYON ROAD
        01         CITY      :    SANTA CLARI
                   STATE/ZIP : CA  91321
    MORTGAGE AMOUNT :   288,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    288,900.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,970.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 67.18605
    ----------------------------------------------------------------
0   0070312335     MORTGAGORS: MOORE                LAWRENCE
                               MOORE                SUSAN
    REGION CODE    ADDRESS   : 25052 PAPPAS ROAD
        01         CITY      :    RAMONA
                   STATE/ZIP : CA  92065
    MORTGAGE AMOUNT :   257,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    257,299.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,756.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 88.79310
    ----------------------------------------------------------------
0   0070312756     MORTGAGORS: SATNICK              ROBERT
                               SATNICK              DEBORAH
    REGION CODE    ADDRESS   : 23441 BLYTHE STREET
        01         CITY      :    WEST HILLS
                   STATE/ZIP : CA  91307
    MORTGAGE AMOUNT :   283,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,278.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,933.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 73.63636
    ----------------------------------------------------------------
0   0070313101     MORTGAGORS: ROE                  JOE

    REGION CODE    ADDRESS   : 31095 AULD RD
        01         CITY      :    MURRIETA
                   STATE/ZIP : CA  92563
    MORTGAGE AMOUNT :   241,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,411.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,648.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 65.29730
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,351,500.00
                               P & I AMT:      9,195.93
                               UPB AMT:   1,350,889.50

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          301
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0070315577     MORTGAGORS: PARIKH               HIMANSHU
                               PARIKH               SHITAL
    REGION CODE    ADDRESS   : 5235 CAMINITO EZQUISITO
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92130
    MORTGAGE AMOUNT :   258,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,200.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,783.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 61.47619
    ----------------------------------------------------------------
0   0070317797     MORTGAGORS: LAGOS                JOSEPH
                               LAGOS                HELEN
    REGION CODE    ADDRESS   : 716 NORTH BRONCO WAY
        01         CITY      :    WALNUT
                   STATE/ZIP : CA  91789
    MORTGAGE AMOUNT :   242,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    242,800.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,774.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/23
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 86.71429
    ----------------------------------------------------------------
0   0070319389     MORTGAGORS: ROBINSON             FRANK
                               ROBINSON             LISA
    REGION CODE    ADDRESS   : 121 AUSAYMAS COURT
        01         CITY      :    HOLLISTER
                   STATE/ZIP : CA  95023
    MORTGAGE AMOUNT :   278,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,088.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,922.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 61.84444
    ----------------------------------------------------------------
0   0070324165     MORTGAGORS: DIERCKMAN            THOMAS
                               DIERCKMAN            SANDRA
    REGION CODE    ADDRESS   : 24397 MORNINGTON DRIVE
        01         CITY      :    SANTA CLARI
                   STATE/ZIP : CA  91355
    MORTGAGE AMOUNT :   514,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    514,100.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,550.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 74.50725
    ----------------------------------------------------------------
0   0070328612     MORTGAGORS: FERNANDEZ            JOSE
                               FERNANDEZ            JUDITH
    REGION CODE    ADDRESS   : 24435 RUE DE MONET
        01         CITY      :    LAGUNA NIGU
                   STATE/ZIP : CA  92677
    MORTGAGE AMOUNT :   278,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    277,783.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,896.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 74.13333
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,571,400.00
                               P & I AMT:     10,927.26
                               UPB AMT:   1,570,971.36

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          302
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0070331277     MORTGAGORS: SANDERS              DIANE

    REGION CODE    ADDRESS   : 5627 ARCH CREST DRIVE
        01         CITY      :    (LOS ANGELE
                   STATE/ZIP : CA  90043
    MORTGAGE AMOUNT :   324,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    324,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,241.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 74.59770
    ----------------------------------------------------------------
0   0070331343     MORTGAGORS: POPPE                STEPHEN
                               POPPE                BARBARA
    REGION CODE    ADDRESS   : 1430 CEDARWOOD DRIVE
        01         CITY      :    SAN MATEO
                   STATE/ZIP : CA  94403
    MORTGAGE AMOUNT :   275,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,300.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,901.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 52.33840
    ----------------------------------------------------------------
0   0070331475     MORTGAGORS: PERRIN               STEPHEN
                               PERRIN               SUSAN
    REGION CODE    ADDRESS   : 2542 YUCCA DRIVE
        01         CITY      :    CAMARILLO
                   STATE/ZIP : CA  93012
    MORTGAGE AMOUNT :   284,075.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,372.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,962.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 66.06395
    ----------------------------------------------------------------
0   0070334370     MORTGAGORS: HERBERT              ROBERT
                               HERBERT              DORIS
    REGION CODE    ADDRESS   : 11627 CHIPPENHAM WAY
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92128
    MORTGAGE AMOUNT :   262,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,813.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 78.35821
    ----------------------------------------------------------------
0   0070338306     MORTGAGORS: KHOURY               ANTOINE
                               KHOURY               MAY
    REGION CODE    ADDRESS   : 15 MIRINO DRIVE
        01         CITY      :    MISSION VIE
                   STATE/ZIP : CA  92692
    MORTGAGE AMOUNT :   295,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    295,519.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,017.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 71.95864
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,442,125.00
                               P & I AMT:      9,935.27
                               UPB AMT:   1,441,192.04

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          303
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0070338744     MORTGAGORS: HILKEN               RAYMOND

    REGION CODE    ADDRESS   : 16542 WANDERER LANE
        01         CITY      :    Huntington Beach
                   STATE/ZIP : CA  92649
    MORTGAGE AMOUNT :   380,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    380,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,657.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 54.29000
    ----------------------------------------------------------------
0   0070340302     MORTGAGORS: LIN                  FONG

    REGION CODE    ADDRESS   : 12545 CORELLIAN COURT
        01         CITY      :    CERRITOS
                   STATE/ZIP : CA  90703
    MORTGAGE AMOUNT :   258,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    257,793.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,738.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.38462
    ----------------------------------------------------------------
0   0070340674     MORTGAGORS: GRACE                JOSEPH
                               TOY                  DEANNA
    REGION CODE    ADDRESS   : 421 MARIN AVENUE
        01         CITY      :    MILL VALLEY
                   STATE/ZIP : CA  94941
    MORTGAGE AMOUNT :   376,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    375,978.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,506.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 71.09434
    ----------------------------------------------------------------
0   0070341136     MORTGAGORS: METCALFE             RONALD
                               METCALFE             ALAINA
    REGION CODE    ADDRESS   : 18 ARROYO VISTA DRIVE
        01         CITY      :    GOLETA
                   STATE/ZIP : CA  93117
    MORTGAGE AMOUNT :   312,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    312,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,105.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 65.78947
    ----------------------------------------------------------------
0   0070341425     MORTGAGORS: ZEVALLOS             LEONARDO
                               ZEVALLOS             LORA
    REGION CODE    ADDRESS   : 26 KENNEDY COURT
        01         CITY      :    COTO DE CAZ
                   STATE/ZIP : CA  92679
    MORTGAGE AMOUNT :   367,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    367,100.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,473.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.99738
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,694,400.00
                               P & I AMT:     11,480.66
                               UPB AMT:   1,693,372.54

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          304
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0070343793     MORTGAGORS: SANKURATRI           SURYANARAY
                               CHAPARALA            VALLI
    REGION CODE    ADDRESS   : 719 WEST 31ST AVENUE
        01         CITY      :    SAN MATEO
                   STATE/ZIP : CA  94403
    MORTGAGE AMOUNT :   301,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    301,208.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,030.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 65.53261
    ----------------------------------------------------------------
0   0070347000     MORTGAGORS: VIRAY                EMMANUEL
                               VIRAY                MARIA
    REGION CODE    ADDRESS   : 14566 TERRACE HILL LANE
        01         CITY      :    CHINO HILLS
                   STATE/ZIP : CA  91709
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    248,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,670.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.74277
    ----------------------------------------------------------------
0   0070347059     MORTGAGORS: MORELAND             RONALD

    REGION CODE    ADDRESS   : 25 CRESTVIEW
        01         CITY      :    LAS FLORES
                   STATE/ZIP : CA  92688
    MORTGAGE AMOUNT :   274,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    273,769.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,799.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 66.82927
    ----------------------------------------------------------------
0   0070355334     MORTGAGORS: ARLIC                ROBIN
                               ARLIC                SUHASINI
    REGION CODE    ADDRESS   : 5525 VIA DE CAMPO
        01         CITY      :    Yorba Linda
                   STATE/ZIP : CA  92887
    MORTGAGE AMOUNT :   306,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    305,761.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,087.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 73.73000
    ----------------------------------------------------------------
0   0070355730     MORTGAGORS: WITT                 DAVID
                               REIBER               LESLIE
    REGION CODE    ADDRESS   : 125 WEST BLITHEDALE AVENUE
        01         CITY      :    MILL VALLEY
                   STATE/ZIP : CA  94941
    MORTGAGE AMOUNT :   422,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    422,344.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,776.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 56.73826
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,552,150.00
                               P & I AMT:     10,366.02
                               UPB AMT:   1,551,084.92

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          305
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0070357025     MORTGAGORS: BATES                ALBERT
                               BATES                KAREN
    REGION CODE    ADDRESS   : 2472 MONTGOMERY AVENUE
        01         CITY      :    ENCINITAS
                   STATE/ZIP : CA  92007
    MORTGAGE AMOUNT :   334,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    334,394.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,283.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 44.93960
    ----------------------------------------------------------------
0   0070358239     MORTGAGORS: KOERBLE              BRIAN
                               KOERBLE              TRACY
    REGION CODE    ADDRESS   : 746 TEMPLE STREET
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92106
    MORTGAGE AMOUNT :   324,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    324,300.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,130.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 75.41860
    ----------------------------------------------------------------
0   0070359575     MORTGAGORS: O'KEEFE              ARTHUR
                               O'KEEFE              GEORGE
    REGION CODE    ADDRESS   : 2318 OLIVET LANE
        01         CITY      :    SANTA ROSA
                   STATE/ZIP : CA  95401
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    285,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,920.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 58.04481
    ----------------------------------------------------------------
0   0070362207     MORTGAGORS: ISOLDA               JAMES
                               ISOLDA               IRENE
    REGION CODE    ADDRESS   : 24675 LAS PATRANAS
        01         CITY      :    YORBA LINDA
                   STATE/ZIP : CA  92887
    MORTGAGE AMOUNT :   263,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,989.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,773.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 64.19512
    ----------------------------------------------------------------
0   0070371497     MORTGAGORS: TERRY                LAWRENCE
                               TSUCHIMOTO           CYNTHIA
    REGION CODE    ADDRESS   : 531 PANORAMA DRIVE
        01         CITY      :    SAN FRANCIS
                   STATE/ZIP : CA  94131
    MORTGAGE AMOUNT :   252,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    252,200.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,741.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 56.67416
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,459,500.00
                               P & I AMT:      9,849.56
                               UPB AMT:   1,458,884.30

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          306
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0070375316     MORTGAGORS: COUSIN               CHRISTINE
                               COUSIN               RICHARD
    REGION CODE    ADDRESS   : 2072 MOHAWK DRIVE
        01         CITY      :    PLEASANT HI
                   STATE/ZIP : CA  94523
    MORTGAGE AMOUNT :   261,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,796.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,780.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.09091
    ----------------------------------------------------------------
0   0070377288     MORTGAGORS: LEONG                ROBERT
                               LEONG                CHRISTINE
    REGION CODE    ADDRESS   : 25378 BUCKEYE DRIVE
        01         CITY      :    CASTRO VALL
                   STATE/ZIP : CA  94552
    MORTGAGE AMOUNT :   241,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,603.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 77.08177
    ----------------------------------------------------------------
0   0070378450     MORTGAGORS: SHEA                 ROBERT
                               SHEA                 JEANNE
    REGION CODE    ADDRESS   : 14749 NICOLLE DRIVE
        01         CITY      :    NEVADA CITY
                   STATE/ZIP : CA  95959
    MORTGAGE AMOUNT :   286,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    286,800.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,956.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.66667
    ----------------------------------------------------------------
0   0070378641     MORTGAGORS: PAIEDA               VICTOR
                               PAIEDA               BETTY
    REGION CODE    ADDRESS   : 2601 SOUTH AVERILL AVENUE
        01         CITY      :    SAN PEDRO
                   STATE/ZIP : CA  90731
    MORTGAGE AMOUNT :   244,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,664.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0070379789     MORTGAGORS: PALTHE               STEVEN
                               PALTHE               TERESA
    REGION CODE    ADDRESS   : 90 KENTON AVENUE
        01         CITY      :    SAN CARLOS
                   STATE/ZIP : CA  94070
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,765.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,046.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 72.28916
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,332,800.00
                               P & I AMT:      9,051.38
                               UPB AMT:   1,332,362.37

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          307
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0070379995     MORTGAGORS: RHODES               JAMES
                               AHERN RHODES         SHEILA
    REGION CODE    ADDRESS   : 6462 WEST VICTORIA LANE
        01         CITY      :    CHANDLER
                   STATE/ZIP : AZ  85226
    MORTGAGE AMOUNT :   250,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,550.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,709.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 83.51667
    ----------------------------------------------------------------
0   0070382742     MORTGAGORS: WHITNEY              PAUL
                               WHITNEY              DEBBIE
    REGION CODE    ADDRESS   : 2059 SIERRA WAY
        01         CITY      :    San Luis Obispo
                   STATE/ZIP : CA  93401
    MORTGAGE AMOUNT :   271,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,988.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,850.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0070383856     MORTGAGORS: CLAYTON              CHARLES
                               CLAYTON              MARGOT
    REGION CODE    ADDRESS   : 638 NEPTUNE
        01         CITY      :    LEUCADIA
                   STATE/ZIP : CA  92024
    MORTGAGE AMOUNT :   298,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    298,450.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,061.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 52.54401
    ----------------------------------------------------------------
0   0070384698     MORTGAGORS: WOLGAT               ROBERT

    REGION CODE    ADDRESS   : 3080 MIDDLEFIELD ROAD
        01         CITY      :    PALO ALTO
                   STATE/ZIP : CA  94306
    MORTGAGE AMOUNT :   317,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    317,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,189.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 59.25234
    ----------------------------------------------------------------
0   0070388723     MORTGAGORS: HABERMAN             DAVID
                               MCNEILL              NANCY
    REGION CODE    ADDRESS   : 6555 ROBINEA DRIVE
        01         CITY      :    Carlsbad
                   STATE/ZIP : CA  92009
    MORTGAGE AMOUNT :   394,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    394,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,725.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,531,800.00
                               P & I AMT:     10,535.41
                               UPB AMT:   1,531,588.44

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          308
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0070389101     MORTGAGORS: KOO                  WAYNE

    REGION CODE    ADDRESS   : 1071 WEST HILL CT
        01         CITY      :    Cupertino
                   STATE/ZIP : CA  95014
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,777.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,097.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 57.14000
    ----------------------------------------------------------------
0   0070390612     MORTGAGORS: TORNAY               KEN
                               TORNAY               VICKY
    REGION CODE    ADDRESS   : 106 FEATHER FALLS CIRCLE
        01         CITY      :    FOLSOM
                   STATE/ZIP : CA  95630
    MORTGAGE AMOUNT :   262,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,809.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 72.77778
    ----------------------------------------------------------------
0   0070390760     MORTGAGORS: HUBBARD              NATHANIEL
                               HUBBARD              STEPHANIE
    REGION CODE    ADDRESS   : 1300 N ARDMORE AVENUE
        01         CITY      :    Manhattan Beach
                   STATE/ZIP : CA  90266
    MORTGAGE AMOUNT :   330,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    329,729.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,195.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 50.77000
    ----------------------------------------------------------------
0   0070391271     MORTGAGORS: ANKENEY              KIRK
                               ANKENEY              CHRISTINA
    REGION CODE    ADDRESS   : 11059 CORTE PLAYA MERIDA
        01         CITY      :    San Diego
                   STATE/ZIP : CA  92124
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    272,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,832.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 78.84000
    ----------------------------------------------------------------
0   0070392279     MORTGAGORS: HOSTETLER            JOHN
                               HOSTETLER            KAREN
    REGION CODE    ADDRESS   : 1525 HILLSIDE DR.
        01         CITY      :    Boulder Creek
                   STATE/ZIP : CA  95006
    MORTGAGE AMOUNT :   279,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,965.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,834.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,443,200.00
                               P & I AMT:      9,769.37
                               UPB AMT:   1,442,472.29

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          309
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0070393756     MORTGAGORS: O'DONNELL            MARK
                               O'DONNELL            CYNTHIA
    REGION CODE    ADDRESS   : 13689 SHOAL SUMMIT
        01         CITY      :    San Diego
                   STATE/ZIP : CA  92128
    MORTGAGE AMOUNT :   354,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    354,016.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,386.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.99000
    ----------------------------------------------------------------
0   0070399167     MORTGAGORS: ORLAND               JAMES
                               ORLAND               DONNA
    REGION CODE    ADDRESS   : 660 18TH STREET
        01         CITY      :    Manhattan Beach
                   STATE/ZIP : CA  90266
    MORTGAGE AMOUNT :   438,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    437,658.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,987.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 46.11000
    ----------------------------------------------------------------
0   0070401401     MORTGAGORS: LASHER               BARRY
                               LASHER               ROSE
    REGION CODE    ADDRESS   : 6827 CORTE NUEVO
        01         CITY      :    Pleasanton
                   STATE/ZIP : CA  94566
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    280,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,910.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 74.67000
    ----------------------------------------------------------------
0   0070403704     MORTGAGORS: Frankfort            Dana
                               Frankfort            Jaci
    REGION CODE    ADDRESS   : 4184 Knobhill Drive
        01         CITY      :    Sherman Oaks
                   STATE/ZIP : CA  91403
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,775.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,964.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0070405295     MORTGAGORS: GONZALES             DAVID
                               GONZALES             NANCY
    REGION CODE    ADDRESS   : 23024 WEYMOUTH PLACE
        01         CITY      :    Valencia
                   STATE/ZIP : CA  91354
    MORTGAGE AMOUNT :   326,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    326,800.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,201.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.36000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,687,100.00
                               P & I AMT:     11,451.38
                               UPB AMT:   1,686,250.33

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          310
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0070405386     MORTGAGORS: CASTANEDA            JOSE
                               CASTANEDA            LANI
    REGION CODE    ADDRESS   : 11955 WEST VOMAC ROAD
        01         CITY      :    DUBLIN
                   STATE/ZIP : CA  95688
    MORTGAGE AMOUNT :   348,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    347,728.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,373.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0070405824     MORTGAGORS: STANDRIDGE           DAVID
                               STANDRIDGE           DEBORAH
    REGION CODE    ADDRESS   : 149 S CALIFORNIA AVE #A304
        01         CITY      :    Palo Alto
                   STATE/ZIP : CA  94306
    MORTGAGE AMOUNT :   290,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    290,400.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,956.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0070406194     MORTGAGORS: EDWARDS              COLLEEN
                               EDWARDS              DANIEL
    REGION CODE    ADDRESS   : 26566 CALLE LORENZO
        01         CITY      :    San Juan Capistrano
                   STATE/ZIP : CA  92675
    MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    311,750.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,102.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 88.64000
    ----------------------------------------------------------------
0   0070406798     MORTGAGORS: THORP                MICHAEL
                               THORP                DIANE
    REGION CODE    ADDRESS   : 234 A AVENUE
        01         CITY      :    Coronado
                   STATE/ZIP : CA  92118
    MORTGAGE AMOUNT :   480,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    479,643.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,356.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0070406830     MORTGAGORS: VIERA                JOHN
                               VIERA                JUDITH
    REGION CODE    ADDRESS   : 1844 MARTIN AVENUE
        01         CITY      :    Pleasanton
                   STATE/ZIP : CA  94588
    MORTGAGE AMOUNT :   511,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    511,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,399.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 69.05000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,941,400.00
                               P & I AMT:     13,188.38
                               UPB AMT:   1,940,522.80

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          311
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0070410105     MORTGAGORS: CHANG                MILES
                               CHANG                CATHERINE
    REGION CODE    ADDRESS   : 25 TRINITY
        01         CITY      :    Irvine
                   STATE/ZIP : CA  92612
    MORTGAGE AMOUNT :   498,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    498,420.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,445.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 76.74000
    ----------------------------------------------------------------
0   0070410287     MORTGAGORS: MENARD               PAUL
                               MENARD               PATRICIA
    REGION CODE    ADDRESS   : 1836 TENNIS PLACE
        01         CITY      :    Encinitas
                   STATE/ZIP : CA  92024
    MORTGAGE AMOUNT :   260,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,200.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,864.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 78.85000
    ----------------------------------------------------------------
0   0070410345     MORTGAGORS: CARTWRIGHT           JAMES
                               CARTWRIGHT           TRACY
    REGION CODE    ADDRESS   : 674 H AVENUE
        01         CITY      :    Coronado
                   STATE/ZIP : CA  92118
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    400,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,728.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 86.39000
    ----------------------------------------------------------------
0   0070410519     MORTGAGORS: SCHURER              ANTHONY
                               SCHURER              ANGELIA
    REGION CODE    ADDRESS   : 5271 ELVIRA ROAD
        01         CITY      :    Woodland Hills
                   STATE/ZIP : CA  91364
    MORTGAGE AMOUNT :   301,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    301,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,056.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0070412705     MORTGAGORS: CASSEL               DOUGLAS
                               CASSEL               JOYCE
    REGION CODE    ADDRESS   : 102 EAST OCEANFRONT
        01         CITY      :    Newport Beach
                   STATE/ZIP : CA  92663
    MORTGAGE AMOUNT :   445,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    445,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,073.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 47.44000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,905,500.00
                               P & I AMT:     13,168.16
                               UPB AMT:   1,905,120.45

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          312
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0070414073     MORTGAGORS: STANGER              GREGG
                               STANGER              CINDY
    REGION CODE    ADDRESS   : 4996 RHONDA LANE
        01         CITY      :    Livermore
                   STATE/ZIP : CA  94550
    MORTGAGE AMOUNT :   348,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    347,707.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,286.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 77.51000
    ----------------------------------------------------------------
0   0070414578     MORTGAGORS: RAGLAND,             ROB
                               RAGLAND              SHERYL
    REGION CODE    ADDRESS   : 1080 N INDIAN HILL BLVD
        01         CITY      :    Claremont
                   STATE/ZIP : CA  91711
    MORTGAGE AMOUNT :   322,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    322,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,169.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.51000
    ----------------------------------------------------------------
0   0070417738     MORTGAGORS: JAGGI                SANDEEP

    REGION CODE    ADDRESS   : 4809 WINTON WAY
        01         CITY      :    San Jose
                   STATE/ZIP : CA  95124
    MORTGAGE AMOUNT :   268,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,831.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 67.13000
    ----------------------------------------------------------------
0   0070418249     MORTGAGORS: WOLF                 MICHAEL
                               WOLF                 KRISTI
    REGION CODE    ADDRESS   : 813 SPRING BROOK DRIVE
        01         CITY      :    San Ramon
                   STATE/ZIP : CA  94583
    MORTGAGE AMOUNT :   324,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    324,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,210.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 76.24000
    ----------------------------------------------------------------
0   0070424940     MORTGAGORS: HARRISON             L.
                               HARRISON             NADINE
    REGION CODE    ADDRESS   : 16 THORNBIRD
        01         CITY      :    Aliso Viejo
                   STATE/ZIP : CA  92656
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,914.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,526,500.00
                               P & I AMT:     10,411.55
                               UPB AMT:   1,526,207.64

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981730  01 02
                                PAGE:          313
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0070429501     MORTGAGORS: LIU                  CHIH-YING
                               LIU                  HWA-HUEI
    REGION CODE    ADDRESS   : 36289 SAXON COURT
        01         CITY      :    Newark
                   STATE/ZIP : CA  94560
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    300,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,097.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 77.92000
    ----------------------------------------------------------------
0   0070438254     MORTGAGORS: WILTSHIRE            BRENT
                               WILTSHIRE            S.
    REGION CODE    ADDRESS   : 5285 MILTON ROAD
        01         CITY      :    Carlsbad
                   STATE/ZIP : CA  92008
    MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    315,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,095.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 78.75000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    2
                               LOAN AMT:     615,000.00
                               P & I AMT:      4,193.34
                               UPB AMT:     615,000.00
0                   TOTAL      NUM OF LOANS: 1562
                               LOAN AMT: 522,616,863.49
                               P & I AMT:  3,586,208.41
                               UPB AMT: 521,884,655.17

                             EXHIBIT D

                  FORM OF SERVICER'S CERTIFICATE
                     ----------------,  ------
(month)                               (year)

                GE CAPITAL MORTGAGE SERVICES, INC.
           REMIC Multi-Class Pass-Through Certificates,
                          Series 1998-17


           Pursuant to the Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

           With respect to the Agreement and as of the Determination Date for this month:

      A.   Mortgage Loan Information:

           (1)  Aggregate Scheduled Monthly Payments:
                (a)  Principal                            $________
                (b)  Interest                             $________
                (c)  Total                                $________

           (2)  Aggregate Monthly Payments received and
                Monthly Advances made this Month:
                (a)  Principal                            $________
                (b)  Interest                             $________
                (c)  Total                                $________

           (3)  Aggregate Principal Prepayments in part
                received and applied in the applicable
                Prepayment Period:
                (a)  Principal                            $________
                (b)  Interest                             $________
                (c)  Total                                $________

           (4)  Aggregate Principal Prepayments in
                full received in the applicable
                Prepayment Period:
                (a)  Principal                            $________
                (b)  Interest                             $________
                (c)  Total                                $________

           (5)  Aggregate Insurance Proceeds
                (including purchases of Mortgage
                Loans by primary mortgage insurers)
                for prior month:
                (a)  Principal                            $________
                (b)  Interest                             $________
                (c)  Total                                $________

           (6)  Aggregate Liquidation Proceeds for
                prior month:
                (a)  Principal                            $________
                (b)  Interest                             $________
                (c)  Total                                $________

           (7)  Aggregate Purchase Prices for Defaulted
                and Modified Mortgage Loans:
                (a)  Principal                            $________
                (b)  Interest                             $________
                (c)  Total                                $________

           (8)  Aggregate Purchase Prices (and
                substitution adjustments) for
                Defective Mortgage Loans:
                (a)  Principal                            $________
                (b)  Interest                             $________
                (c)  Total                                $________

           (9)  Pool Scheduled Principal Balance:         $________

           (10) Available Funds:                          $________

           (11) Realized Losses for prior month:          $________

           (12) Aggregate Realized Losses and
                Debt Service Reductions:
                (a) Deficient Valuations                  $________
                (b) Special Hazard Losses                 $________
                (c) Fraud Losses                          $________
                (d) Excess Bankruptcy Losses              $________
                (e) Excess Special Hazard Losses          $________
                (f) Excess Fraud Losses                   $________
                (g) Debt Service Reductions               $________

           (13) Compensating Interest Payment:            $________

           (14) Accrued Certificate Interest,
                Unpaid Class Interest Shortfalls
                and Pay-out Rate:

                Class A1       $__________     $__________    ____%
                Class A2       $__________     $__________    ____%
                Class A3       $__________     $__________    ____%
                Class A4       $__________     $__________    ____%
                Class A5       $__________     $__________    ____%
                Class A6       $__________     $__________    ____%
                Class A7       $__________     $__________    ____%
                Class A8       $__________     $__________    ____%
                Class A9       $__________     $__________    ____%
                Class A10      $__________     $__________    ____%
                Class A11      $__________     $__________    ____%
                Class A12      $__________     $__________    ____%
                Class A13      $__________     $__________    ____%
                Class M        $__________     $__________    ____%
                Class B1       $__________     $__________    ____%
                Class B2       $__________     $__________    ____%
                Class B3       $__________     $__________    ____%
                Class B4       $__________     $__________    ____%
                Class B5       $__________     $__________    ____%
                Class R        $__________     $__________    ____%
                Class RL       $__________     $__________    ____%

           (15) Principal distributable:

                Class A1       $__________
                Class A2       $__________
                Class A3       $__________
                Class A4       $__________
                Class A5       $__________
                Class A6       $__________
                Class A7       $__________
                Class A9       $__________
                Class A10      $__________
                Class A11      $__________
                Class A12      $__________
                Class A13      $__________
                Class PO       $__________
                Class M        $__________
                Class B1       $__________
                Class B2       $__________
                Class B3       $__________

                Class B4       $__________
                Class B5       $__________
                Class R        $__________
                Class RL       $__________

           (16) Additional distributions to the Class RL
                Certificates pursuant to Sections 2.05(d) and the Class R Certificates pursuant to Section 4.01(b):

                Class RL       $__________
                Class   R      $__________

           (17) Distributions Allocable to Unanticipated Recoveries:

                Class A1       $__________
                Class A2       $__________
                Class A3       $__________
                Class A4       $__________
                Class A5       $__________
                Class A6       $__________
                Class A7       $__________
                Class A9       $__________
                Class A10      $__________
                Class A11      $__________
                Class A12      $__________
                Class A13      $__________
                Class PO       $__________
                Class M        $__________
                Class B1       $__________
                Class B2       $__________
                Class B3       $__________
                Class B4       $__________
                Class B5       $__________
                Class R        $__________
                Class RL       $__________

      B.   Other Amounts:

            1.  Senior Percentage for such  Distribution Date:_____________%

            2.  Senior Prepayment Percentage for such
                 Distribution Date:                          _____________%

            3. Junior Percentage for such Distribution Date:  _____________%

            4. Junior Prepayment Percentage for such
                Distribution Date:                            _____________%

            5.  Group II Senior Percentage for such
                 Distribution Date:                           _____________%

            6.  Group II Senior Scheduled Distribution
                 Percentage for such Distribution Date:       _____________%

            7. Group II Senior Prepayment Distribution Percentage
                for such Distribution Date:                   _____________%

            8.  Subordinate Certificate Writedown Amount for
                 such Distribution Date:                      $_____________

            9.  Prepayment Distribution Triggers satisfied:   Yes       No
                                                             _____     ___

                Class B1                                     _____     _____
                Class B2                                     _____     _____
                Class B3                                     _____     _____
                Class B4                                     _____     _____
                Class B5                                     _____     _____

           10.  Base Servicing Fee:                    $___________

           11.  Supplemental Servicing Fee:            $___________

           Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                             EXHIBIT E

       FORM OF TRANSFER CERTIFICATE AS TO ERISA MATTERS FOR
             DEFINITIVE ERISA-RESTRICTED CERTIFICATES



State Street Bank and Trust Company
Corporate Trust Department
225 Franklin Street
Boston, Massachusetts   02110


[NAME OF OFFICER] ______________________ hereby certifies that:

     1. That he [she] is [title of
officer]_________________________ of [name of Investor]
_______________________________________ (the "Investor"), a
________________________________ [description of type of entity]
duly organized and existing under the laws of the [State of ____________] [United States], on behalf of which he [she] makes this affidavit.

      2. The Investor (i) is not, and on ________________ [insert date of transfer of Certificate to Investor] will not be, and on such date will not be investing the funds of, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Code or (ii) is an insurance company investing assets of its general account and the exemptions provided by Section III(a) of Department of Labor Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemptions") apply to the Investor's acquisition and holding or any ERISA-Restricted Certificate.

      3. The Investor hereby acknowledges that under the terms of the Pooling and Servicing Agreement (the "Agreement") between State Street Bank and Trust Company, as Trustee and GE Capital Mortgage Services, Inc., dated as of October 1, 1998, no transfer of any ERISA-Restricted Certificate shall be permitted to be made to any person unless the Trustee has received (i) a certificate from such transferee to the effect that (x) such transferee is not an employee benefit plan subject to ERISA or a plan subject to Section 4975 of the Code (a "Plan") and is not using the assets of any such employee benefit or other plan to acquire any such Certificate or (y) such transferee is an insurance company investing assets of its general account and the Exemptions apply to such transferee's acquisition and holding of any such Certificate or (ii) an opinion of counsel satisfactory to the Trustee to the effect that the purchase and holding of any such Certificate will not constitute or result in the assets of the Trust Fund created by the Agreement being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement (provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of any such Certificate by a Plan or a Person that is purchasing or holding any such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code).

      [4. The ERISA-Restricted Certificates shall be registered in the name of ______________________________________________ as nominee for the Investor.]

      IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] __________________ and its corporate seal to be hereunder attached, attested by its [Assistant] Secretary, this ____ day of _________, 199_.



                               _______________________________________
                               [name of Investor]


                               By:____________________________________
                                    Name:
                                    Title:


      The undersigned hereby acknowledges that it is holding and will hold the ERISA-Restricted Certificates at the exclusive direction of and as nominee of the Investor named above.


_______________________________
[name of nominee]


By:____________________________
     Name:
     Title:

                             EXHIBIT F

         FORM OF RESIDUAL CERTIFICATE TRANSFEREE AFFIDAVIT



STATE OF             )
                     ) ss.:
COUNTY OF            )

[NAME OF OFFICER], _________________ being first duly sworn, deposes and says:

      1. That he [she] is [title of officer] _____________________
of [name of Purchaser] _________________________________________
(the "Purchaser"), a _____________________________________
[description of type of entity] duly organized and existing under the laws of the [State of __________] [United States], on behalf of which he [she] makes this affidavit.

      2. That the Purchaser's Taxpayer Identification Number is [   ].

      3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") and will not be a "disqualified organization" as of [date of transfer], and that the Purchaser is not acquiring a Residual Certificate (as defined below) for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), or any organization (other than a farmers' cooperative described in Code
Section 521) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income imposed by Code Section 511. As used herein, "Residual Certificate" means any Certificate designated as a "Class R Certificate" or "Class RL Certificate" of GE Capital Mortgage Services, Inc.'s REMIC Multi-Class Pass-Through Certificates, Series 1998-17.

      4. That the Purchaser is not, and on __________ [insert date of transfer of Residual Certificate to Purchaser] will not be, and is not and on such date will not be investing the assets of, an employee benefit plan subject to the Employee Retirement
Income Security Act of 1974, as amended ("ERISA"), or a plan subject to Code Section 4975 or a person or entity that is using the assets of any employee benefit plan or other plan to acquire a Residual Certificate.

      5. That the Purchaser hereby acknowledges that under the terms of the Pooling and Servicing Agreement (the "Agreement") between State Street Bank and Trust Company, as Trustee, and GE Capital Mortgage Services, Inc., dated as of October 1, 1998, no transfer of the Residual Certificates shall be permitted to be made to any person unless the Trustee has received a certificate from such transferee to the effect that such transferee is not an employee benefit plan subject to ERISA or a plan subject to
Section 4975 of the Code and is not using the assets of any employee benefit plan or other plan to acquire Residual Certificates.

      6. That the Purchaser does not hold REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (such entity, a "Book-Entry Nominee").

      7. That the Purchaser does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to such Residual
Certificate.

      8. That the Purchaser will not transfer a Residual Certificate to any person or entity (i) as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, paragraph 6 or paragraph 10 hereof are not satisfied or that the Purchaser has reason to believe does not satisfy the requirements set forth in paragraph 7 hereof, and (ii) without obtaining from the prospective Purchaser an affidavit substantially in this form and providing to the Trustee a written statement substantially in the form of Exhibit G to the Agreement.

      9. That the Purchaser understands that, as the holder of a Residual Certificate, the Purchaser may incur tax liabilities in excess of any cash flows generated by the interest and that it intends to pay taxes associated with holding such Residual Certificate as they become due.

      10. That the Purchaser (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of such Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes. "Non-U.S. Person" means an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

      11. That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of any Residual

Certificate to such a "disqualified organization," an agent thereof, a Book-Entry Nominee, or a person that does not satisfy the requirements of paragraph 7 and paragraph 10 hereof.

      12. That the Purchaser consents to the designation of the Company as its agent to act as "tax matters person" of the Upper
Tier REMIC or Lower Tier REMIC, as applicable, pursuant to the Pooling and Servicing Agreement.

      IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] this _____ day of __________, 19__.



                          _________________________________
                          [name of Purchaser]


                          By:______________________________
                             Name:
                             Title:

Personally appeared before me the above-named [name of officer] ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the [title of officer] _________________ of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

Subscribed and sworn before me this _____ day of __________, 19__.

NOTARY PUBLIC

______________________________

COUNTY OF_____________________

STATE OF______________________

My commission expires the _____ day of __________, 19__.

                             EXHIBIT G

         [LETTER FROM TRANSFEROR OF RESIDUAL CERTIFICATE]

                        __________________
                               Date

State Street Bank and Trust Company
Corporate Trust Department
225 Franklin Street
8th Floor
Boston, Massachusetts   02110

           Re:  GE Capital Mortgage Services, Inc.
                REMIC Multi-Class Pass-Through
                Certificates, Series 1998-17

Ladies and Gentlemen:
           _______________________ (the "Transferor") has
reviewed the attached affidavit of _____________________________ (the "Transferee"), and has no actual knowledge that such affidavit is not true and has no reason to believe that the information contained in paragraph 7 thereof is not true, and has no reason to believe that the Transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate. In addition, the Transferor has conducted a reasonable investigation at the time of the transfer and found that the Transferee had historically paid its debts as they came due and found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due.

                               Very truly yours,


                               _____________________________
                               Name:
                               Title:

                             EXHIBIT H

                 ADDITIONAL SERVICER COMPENSATION



QUALIFIED ADMINISTRATIVE EXPENSES
(Conventional, Non-Conforming Loans)


Assumption Fees                             $550 - $800

Late Charges                                Per Loan Documents

      Appraisal/Inspection Fees                Reasonable and Customary Charges

Partial Release Fees                        $300

Easements                                   $150

Insufficient Funds Charges                  $15

Document Requests (copies of loan file
documents, additional pay-off quotations,
amortization schedules, payment histories)  $0

Modification Fees                           Reasonable and Customary Charges

                             EXHIBIT I

                   FORM OF INVESTMENT LETTER FOR
                DEFINITIVE RESTRICTED CERTIFICATES



                                              _____________________
                                                         Date

State Street Bank and Trust Company
Corporate Trust Department
225 Franklin Street
8th Floor
Boston, Massachusetts   02110

                Re:  GE Capital Mortgage Services, Inc.
                     REMIC Multi-Class Pass Through
                     Certificates, Series 1998-17
                     __________________________________

Ladies and Gentlemen:

           1. The undersigned, a [title of officer] _______________ of [name of Investor] _________________________________________ (the
"Investor"), a ______________ ___________________ [description of type of entity] duly organized and existing under the laws of the [State of __________________] [United States], hereby certifies as follows:

           2. The Investor hereby acknowledges that under the terms of the Pooling and Servicing Agreement between State Street Bank and Trust Company, as Trustee, and GE Capital Mortgage Services, Inc. (the "Company"), dated as of October 1, 1998 (the "Agreement"), no transfer of a Restricted Certificate may be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities laws, or is made in accordance with the Securities Act and such laws.

           3. The Investor understands that (a) the Restricted Certificates have not been and will not be registered or qualified under the Securities Act, or the securities laws of any state, (b) neither the Company nor the Trustee is required, and neither intends, to so register or qualify the Restricted Certificates, (c) the Restricted Certificates cannot be resold unless (i) they are registered and qualified under the Securities Act and the applicable state securities laws or (ii) such sale is exempt from the requirements of the Securities Act, (d) the Agreement contains restrictions regarding the transfer of the Restricted Certificates and (e) the Restricted Certificates will bear a legend to the foregoing effect.

           4. The Investor is acquiring the Restricted Certificates for its own account for investment only and not with a view to or for sale or other transfer in connection with any distribution of the Restricted Certificates in any manner that would violate the Securities Act or any applicable state securities laws.

           5. The Investor (a) is a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and in particular in such matters related to securities similar to the Restricted Certificates, such that it is capable of evaluating the merits and risks of investment in the Restricted Certificates, (b) is able to bear the economic risks of such an investment and (c) is an "accredited investor" within the meaning of Rule 501(a)(1), (2),
(3) or (7) promulgated pursuant to the Securities Act.

           6. The Investor will not authorize nor has it authorized any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Restricted Certificate, any interest in any Restricted Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition or other transfer of any Restricted Certificate, any interest in any Restricted Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Restricted Certificate, any interest in any Restricted Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner, or (e) take any other action that would constitute a distribution of any Restricted Certificate under the Securities Act, that would render the disposition of any Restricted Certificate a violation of Section 5 of the Securities Act or any state securities law, or that could require registration or qualification pursuant thereto. Neither the Investor nor anyone acting on its behalf has offered the Restricted Certificates for sale or made any general solicitation by means of general advertising or in any other manner with respect to the Restricted Certificates. The Investor will not sell or otherwise transfer any of the Restricted Certificates, except in compliance with the provisions of the Agreement.

           7. If an Investor in a Restricted Certificate sells or otherwise transfers any such Certificate to a transferee other than a "qualified institutional buyer" under Rule 144A of the Securities Act, such Investor will obtain (a) from any subsequent purchaser the same certifications, representations, warranties and covenants contained in the foregoing paragraphs and in this paragraph or (b) an opinion of counsel in form and substance satisfactory to the Trustee pursuant to the Agreement.

           8. The Investor hereby indemnifies the Trustee and the Company against any liability that may result if the Investor's transfer of a Restricted Certificate (or any portion thereof) is not exempt from the registration requirements of the Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws. Such indemnification of the Trustee and the Company shall survive the termination of the Agreement.

           [9. The Restricted Certificates shall be registered in the name of _____________________________ as nominee for the
Investor.]

           IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] _____________ this _____ day of __________, 19__.


                         __________________________________
                          [name of Investor]


                          By:______________________________
                             Name:
                             Title:


      The undersigned hereby acknowledges that it is holding and will hold the Restricted Certificates at the exclusive direction of and as nominee of the Investor named above.

_____________________________
[name of nominee]


By:__________________________
    Name:
    Title:

                             EXHIBIT J
                FORM OF DISTRIBUTION DATE STATEMENT

                    _______________, ________
                     (month)           (year)

                GE CAPITAL MORTGAGE SERVICES, INC.
           REMIC Multi-Class Pass-Through Certificates,
                          Series 1998-17

           Pursuant to the Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

           With respect to the Agreement and as of the Determination Date for this month:

           The amounts below are for a Single Certificate of $1,000:

           (1)  Amount of distribution allocable to principal:

                     Class A1  $__________
                     Class A2  $__________
                     Class A3  $__________
                     Class A4  $__________
                     Class A5  $__________
                     Class A6  $__________
                     Class A7  $__________
                     Class A9  $__________
                     Class A10 $__________
                     Class A11 $__________
                     Class A12 $__________
                     Class A13 $__________
                     Class PO  $__________
                     Class M   $__________
                     Class B1  $__________
                     Class B2  $__________
                     Class B3  $__________
                     Class B4  $__________
                     Class B5  $__________
                     Class R   $__________
                     Class RL  $__________

           (2) Aggregate principal prepayments included in distribution:

                     Class A1  $__________
                     Class A2  $__________
                     Class A3  $__________
                     Class A4  $__________
                     Class A5  $__________
                     Class A6  $__________
                     Class A7  $__________
                     Class A9  $__________
                     Class A10 $__________
                     Class A11 $__________
                     Class A12 $__________
                     Class A13 $__________
                     Class PO  $__________
                     Class M   $__________
                     Class B1  $__________
                     Class B2  $__________
                     Class B3  $__________
                     Class B4  $__________
                     Class B5  $__________
                     Class R   $__________
                     Class RL  $__________

           (3) Amount of distribution allocable to interest;
Pay-out Rate:

                     Class A1  $__________       ____%
                     Class A2  $__________       ____%
                     Class A3  $__________       ____%
                     Class A4  $__________       ____%
                     Class A5  $__________       ____%
                     Class A6  $__________       ____%
                     Class A7  $__________       ____%
                     Class A8  $__________       ____%
                     Class A9  $__________       ____%
                     Class A1  $__________       ____%
                     Class A1  $__________       ____%
                     Class A1  $__________       ____%
                     Class A1  $__________       ____%
                     Class M   $__________       ____%
                     Class B1  $__________       ____%
                     Class B2  $__________       ____%
                     Class B3  $__________       ____%
                     Class B4  $__________       ____%

                     Class B5  $__________       ____%
                     Class R   $__________       ____%
                     Class RL  $__________       ____%

            (4) Amount of distribution allocable to Unanticipated
Recoveries:

                     Class A1  $__________      ____%
                     Class A2  $__________      ____%
                     Class A3  $__________      ____%
                     Class A4  $__________      ____%
                     Class A5  $__________      ____%
                     Class A6  $__________      ____%
                     Class A7  $__________      ____%
                     Class A9  $__________      ____%
                     Class A10 $__________      ____%
                     Class A11 $__________      ____%
                     Class A12 $__________      ____%
                     Class A13 $__________      ____%
                     Class PO  $__________      ____%
                     Class M   $__________      ____%
                     Class B1  $__________      ____%
                     Class B2  $__________      ____%
                     Class B3  $__________      ____%
                     Class B4  $__________      ____%
                     Class B5  $__________      ____%
                     Class R   $__________      ____%
                     Class RL  $__________      ____%

           (5)  Servicing Compensation:         $__________

           The amounts below are for the aggregate of all
           Certificates:

           (6)  Pool Scheduled Principal Balance;
                number of Mortgage Loans:   $__________    __________

           (7)  Class Certificate Principal
                Balance (or Notional Principal
                Balance) of each Class; Certificate
                Principal Balance (or Notional Principal
                Balance) of Single Certificate of each
                Class:

                                                    Single
                                                  Certificate
                 Class               Balance        Balance
                 -----               -------        -------

                Class A1           $__________    $__________
                Class A2           $__________    $__________
                Class A3           $__________    $__________
                Class A4           $__________    $__________
                Class A5           $__________    $__________
                Class A6           $__________    $__________
                Class A7           $__________    $__________
                Class A8           $__________    $__________
                Class A9           $__________    $__________
                Class A10          $__________    $__________
                Class A11          $__________    $__________
                Class A12          $__________    $__________
                Class A13          $__________    $__________
                Class PO           $__________    $__________
                Class M            $__________    $__________
                Class B1           $__________    $__________
                Class B2           $__________    $__________
                Class B3           $__________    $__________
                Class B4           $__________    $__________
                Class B5           $__________    $__________
                Class R            $__________    $__________
                Class RL           $__________    $__________

           (8)  Book value of real estate
                acquired on behalf of Certificate-holders;
                number of related Mortgage Loans: $__________   __________

           (9)  Aggregate Scheduled Principal
                Balance and number of delinquent
                Mortgage Loans:

           30-59 days delinquent                  $__________   __________
           60-89 days delinquent                  $__________   __________
           90 or more days delinquent             $__________   __________
           In foreclosure                         $__________   __________

           (10) Aggregate Scheduled Principal
                Balance and number of replaced
                Mortgage Loans:                   $__________   __________

           (11) Aggregate Scheduled Principal
                Balance and number of modified
                Mortgage Loans:                   $__________   __________

           (12) Senior Percentage for such
                Distribution Date:                              __________%

           (13) Senior Prepayment Percentage
                for such Distribution Date:                     __________%

           (14) Group II Senior Percentage
                for such Distribution Date:                     __________%

           (15) Group II Senior Scheduled
                Distribution Percentage for such
                Distribution Date:                              __________%

           (16) Group II Senior Prepayment
                Distribution Percentage for
                such Distribution Date:                         __________%

           (17) Junior Percentage for such
                Distribution Date:                              __________%

           (18) Junior Prepayment Percentage
                for such Distribution Date:                     __________%

           Capitalized terms used in this Statement shall have the same meanings as in the Agreement.

                             EXHIBIT K

                     FORM OF SPECIAL SERVICING
                   AND COLLATERAL FUND AGREEMENT


           This SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT
(the "Agreement") is made and entered into as of ____________________, 199_, between GE Capital Mortgage Services,
Inc. (the "Company") and _____________________________ (the
"Purchaser").

                       PRELIMINARY STATEMENT

           ___________________________ or an affiliate thereof is the holder of the entire interest in REMIC Multi-Class Pass-Through Certificates, Series 199_-__, Class B_ (the "Class B_
Certificates"). The Class B_ Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of ________ 1, 199_ between the Company (in its capacity as servicer thereunder, the "Servicer") and State
Street Bank and Trust Company as Trustee.

           ____________________________ or an affiliate thereof
intends to resell all of the Class B_ Certificates directly to the Purchaser on or promptly after the date hereof.

           In connection with such sale, the parties hereto have agreed that the Company, as Servicer, will engage in certain special servicing procedures relating to foreclosures for the benefit of the Purchaser, and that the Purchaser will deposit funds in a collateral fund to cover any losses attributable to such procedures as well as all advances and costs in connection therewith, as set forth herein.

           [The parties hereto have further agreed that the Purchaser will have no rights, and the Company will have no obligations under this Agreement until the Class Certificate Principal Balance of the REMIC Multi-Class Pass-Through Certificates, Series 199_-__, Class B5 (the "Class B5 Certificates") has been reduced to zero, and any Special Servicing and Collateral Fund Agreement in respect of such Class between the Company and the Purchaser has been terminated.]

           In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree that the following provisions shall become effective and shall be binding on and enforceable by the Company and the Purchaser upon the acquisition by the Purchaser of the Class B_ Certificates.

                            ARTICLE I

                            DEFINITIONS

      Section 1.01. Defined Terms. Whenever used in this
Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

           Business Day: Any day other than (i) a Saturday or a Sunday of (ii) a day on which banking institutions in New York
City or Boston, Massachusetts are required or authorized by law or executive order to be closed.

           Collateral Fund: The fund established and maintained pursuant to Section 3.01 hereof.

           Collateral Fund Permitted Investments: Either (i) obligations of, or obligations fully guaranteed as to principal and interest by, the United States, or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, (ii) repurchase agreements on obligations specified in clause (i) provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in the highest long-term rating category, (iii) federal funds, certificates of deposit, time deposits and banker's acceptances of any U.S. depository institution or trust company incorporated under the laws of the United States or any state provided that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in the highest long-term rating category, (iv) commercial paper of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has the highest short term rating of each Rating Agency, and (v) other obligations or securities that are acceptable to each Rating Agency as a Collateral Fund Permitted Investment hereunder and will not, as evidenced in writing, result in a reduction or withdrawal in the then current rating of the Certificates and, for each of the preceding clauses, the maturity thereof shall be not later than the earlier to occur of
(A) 30 days from the date of the related investment and (B) the Business Day preceding the next succeeding Distribution Date.

           Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, the posting, publishing, filing or delivery of a notice of sale, but not including in either case (x) any notice of default, notice of intent to foreclose or sell or any other action prerequisite to the actions specified in (i) or (ii) above and, upon the consent of the Purchaser which will be deemed given unless expressly withheld within two Business Days of notification, (y) the acceptance of a deed-in-lieu of foreclosure (whether in connection with a sale of the related property or otherwise) or (z) initiation and completion of a short pay-off.

           Current Appraisal: With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay
Foreclosure, an appraisal of the related Mortgaged Property obtained by the Purchaser as nearly contemporaneously as practicable to the time of the Purchaser's election, prepared based on the Company's customary requirements for such appraisals.

           Election to Delay Foreclosure: Any election by the Purchaser to delay the Commencement of Foreclosure, made in accordance with Section 2.02(b).

           Election to Foreclose: Any election by the Purchaser to proceed with the Commencement of Foreclosure, made in accordance with Section 2.03(a).

           Required Collateral Fund Balance: As of any date of determination, an amount equal to the aggregate of all amounts previously required to be deposited in the Collateral Fund pursuant to Section 2.02(d) (after adjustments for all withdrawals and deposits prior to such date pursuant to Section 2.02(e)) and Section 2.03(b) (after adjustment for all withdrawals and deposits prior to such date pursuant to Section 2.03(c)) and Section 3.02, reduced by all withdrawals therefrom prior to such date pursuant to Section 2.02(g) and Section 2.03(d).

      Section 1.02. Definitions Incorporated by Reference.
All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing
Agreement.

                           ARTICLE II

                   SPECIAL SERVICING PROCEDURES

      Section 2.01.  Reports and Notices.

     (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Company as Servicer shall provide to the Purchaser the following notices and reports:

          (i) Within five Business Days after each Distribution Date (or included in or with the monthly statements to Certificateholders pursuant to the Pooling and Servicing Agreement), the Company, as Servicer, shall provide to the Purchaser a report, using the same methodology and calculations in its standard servicing reports, indicating for the Trust Fund the number of Mortgage Loans that are (A) thirty days, (B) sixty days, (C) ninety days or more delinquent or (D) in foreclosure, and indicating for each such Mortgage Loan the loan number and outstanding principal balance.

          (ii) Prior to the Commencement of Foreclosure in connection with any Mortgage Loan, the Company shall provide the Purchaser with a notice (sent by facsimile transmission) of such proposed and imminent foreclosure, stating the loan number and the aggregate amount owing under the Mortgage Loan. Such notice may be provided to the Purchaser in the form of a copy of a referral letter from the Company to an attorney requesting the institution of foreclosure or a copy of a request to foreclose received by the Company from the related primary servicer which has been approved by the Company.

     (b) If requested by the Purchaser, the Company shall make its servicing personnel available (during their normal business hours) to respond to reasonable inquiries, in writing by facsimile transmission, by the Purchaser in connection with any Mortgage Loan identified in a report under subsection (a)(i) or
(a)(ii) which has been given to the Purchaser, provided, that (1) the Company shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential and (2) the Company shall respond within five Business Days orally or in writing by facsimile transmission.

     (c) In addition to the foregoing, the Company shall provide to the Purchaser such information as the Purchaser may reasonably request concerning each Mortgage Loan that is at least sixty days delinquent and each Mortgage Loan which has become real estate owned, through the final liquidation thereof, provided, that the Company shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential.

      Section 2.02.  Purchaser's Election to Delay Foreclosure Proceedings.

     (a) The Purchaser shall be deemed to direct the Company that in the event that the Company does not receive written notice of the Purchaser's election pursuant to subsection (b) below within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.01(a)(ii) subject to extension as set forth in Section 2.02(b), the Company may proceed with the Commencement of Foreclosure in respect of such Mortgage Loan in accordance with its normal foreclosure policies without further notice to the Purchaser. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Company) or (ii) with notice to the Purchaser if the Company has reached the terms of a forbearance agreement with the borrower. In such latter case the Company may complete such forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of notification.

     (b) In connection with any Mortgage Loan with respect to which a notice under Section 2.01(a)(ii) has been given to the Purchaser, the Purchaser may elect to instruct the Company to delay the Commencement of Foreclosure until such time as the Purchaser determines that the Company may proceed with the Commencement of Foreclosure. Such election must be evidenced by written notice received within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.01(a)(ii). The Purchaser shall send a copy of such notice of election to each Rating Agency as soon as practicable thereafter. Such 24-hour period shall be extended for no longer than an additional four Business Days after the receipt of the information if the Purchaser requests additional information related to such foreclosure within such 24-hour period; provided, however, that the Purchaser will have at least one Business Day to make such election following its receipt of any requested additional information. Any such additional information shall (i) not be confidential in nature and (ii) be obtainable by the Company from existing reports, certificates or statements or otherwise be readily accessible to its servicing personnel. The Purchaser agrees that it has no right to deal with the mortgagor. However, if the Company's normal foreclosure policies include acceptance of a deed-in-lieu of foreclosure or short payoff, the Purchaser will be notified and given two Business Days to respond.

     (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Purchaser shall obtain a Current Appraisal as soon as practicable, and shall provide the Company with a copy of such Current Appraisal.

     (d) Within two Business Days of making any Election to Delay Foreclosure, the Purchaser shall remit by wire transfer to the Trustee, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to the sum of (i) 125% of the greater of the Scheduled Principal Balance of the Mortgage Loan and the value shown in the Current Appraisal referred to in subsection (c) above (or, if such Current Appraisal has not yet been obtained, the Company's estimate thereof, in which case the required deposit under this subsection shall be adjusted upon obtaining such Current Appraisal), and (ii) three months' interest on the Mortgage Loan at the applicable Mortgage Rate. If any Election to Delay Foreclosure extends for a period in excess of three months (such excess period being referred to herein as the "Excess Period"), the Purchaser shall remit by wire transfer in advance to the Trustee for deposit in the Collateral Fund the amount of each additional month's interest, as calculated by the Company, equal to interest on the Mortgage Loan as the applicable Mortgage Rate for the Excess Period. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of (i) the Election to Delay Foreclosure or (ii) the beginning of the related Excess Period, as the case may be.

     (e) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company or the Trustee may withdraw from the Collateral Fund from time to time amounts necessary to reimburse the Company for all related Monthly Advances and Liquidation Expenses thereafter made by the Company as Servicer in accordance with the Pooling and Servicing Agreement. To the extent that the amount of any such Liquidation Expense is determined by the Company based on estimated costs, and the actual costs are subsequently determined to be higher, the Company or the Trustee may withdraw the additional amount from the Collateral Fund to reimburse the Company. In the event that the Mortgage Loan is brought current by the mortgagor, the amounts so withdrawn from the Collateral Fund shall be redeposited therein as and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement as of the date hereof. Except as provided in the preceding sentence, amounts withdrawn from the Collateral Fund to cover Monthly Advances and Liquidation Expenses shall not be redeposited therein or otherwise reimbursed to the Purchaser. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all previous withdrawals and deposits pursuant to this subsection and after reimbursement to the Servicer for all related Monthly Advances) shall be released to the Purchaser.

     (f) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company shall continue to service the Mortgage Loan in accordance with its customary procedures (other than the delay in Commencement of Foreclosure as provided herein). If and when, following such election, the Purchaser shall notify the Company that it believes that it is appropriate to do so, the Company shall proceed with the Commencement of Foreclosure; provided that, in any event, if the Mortgage Loan is not brought current by the mortgagor by the time the loan becomes 6 months delinquent, the Purchaser's election shall no longer be effective, unless the Purchaser shall have purchased the related Mortgage Loan promptly following (and in any event not later than the third Business Day after) the end of such 6-month period in the manner provided in the following two sentences, and the Company shall be entitled to proceed with the Commencement of Foreclosure. Any purchase of such Mortgage Loan by the Purchaser pursuant to the preceding sentence shall be at a purchase price equal to the unpaid principal balance of the Mortgage Loan plus accrued interest at the Mortgage Rate from the date last paid by the mortgagor. Such purchase price shall be deposited by the Purchaser into the Collateral Fund in immediately available funds on the Business Day which is the date of purchase and the Purchaser shall instruct the Trustee (with notice to the Company) to withdraw such amount therefrom on such Business Day and remit the same to the Trust Fund for application as Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. Following such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all previous withdrawals and deposits pursuant to this Agreement and after reimbursement to the Servicer for all related Monthly Advances) shall be released to the Purchaser.

     (g) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Delay Foreclosure and as to which the Company proceeded with the Commencement of Foreclosure in accordance with subsection (f) above, the Company shall calculate the amount, if any, by which the value shown on the Current Appraisal obtained under subsection (c) exceeds the actual sales price obtained for the related Mortgaged Property (net of Liquidation Expenses and unreimbursed Monthly Advances related to the extended foreclosure period), and the Company or the Trustee shall withdraw the amount of such excess from the Collateral Fund and shall remit the same to the Trust Fund for application as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all withdrawals and deposits pursuant to subsection (e) and after reimbursement to the Servicer for all related Monthly Advances) shall be released to the Purchaser.

      Section 2.03. Purchaser's Election to Commence
Foreclosure Proceedings.

     (a) In connection with any Mortgage Loan identified in a report under Section 2.01(a)(i)(B), the Purchaser may elect to instruct the Company to proceed with the

Commencement of Foreclosure as soon as practicable. Such election must be evidenced by written notice received by the Company by 5:00 p.m., New York City time, on the third Business Day following the delivery of such report under Section 2.01(a)(i).

     (b) Within two Business Days of making any Election to Foreclose, the Purchaser shall remit to the Trustee, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to 125% of the current Scheduled Principal Balance of the Mortgage Loan and three months' interest on the Mortgage Loan at the applicable Mortgage Rate. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all withdrawals and deposits pursuant to subsection (c) below) shall be released to the Purchaser. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of the Election to Foreclose.

     (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Foreclose, the Company shall continue to service the Mortgage Loan in accordance with its customary procedures. In connection therewith, the Company shall have the same rights to make withdrawals for Monthly Advances and Liquidation Expenses from the Collateral Fund as are provided under Section 2.02(e), and the Company shall make reimbursements thereto to the limited extent provided under such subsection. The Company shall not be required to proceed with the Commencement of Foreclosure if (i) the same is stayed as a result of the mortgagor's bankruptcy or is otherwise barred by applicable law, or to the extent that all legal conditions precedent thereto have not yet been complied with, or (ii) the Company believes there is a breach of representations or warranties by the Company, which may result in a repurchase or substitution of such Mortgage Loan, or (iii) the Company has or expects to have the right under the Pooling and Servicing Agreement to purchase the defaulted Mortgage Loan and intends to exercise such right or (iv) the Company reasonably believes the Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances (and the Company supplies the Purchaser with information supporting such belief) or (v) the same is prohibited by or is otherwise inconsistent with the provisions of the Pooling and Servicing Agreement. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Purchaser) or (ii) with notice to the Purchaser if the Company has reached the terms of a forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of notification.

     (d) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Foreclose and as to which the Company proceeded with the Commencement of Foreclosure in accordance with subsection (c) above, the Company shall calculate the amount, if any, by which the Scheduled Principal Balance of the Mortgage Loan at the time of liquidation (plus all unreimbursed Monthly Advances and Liquidation Expenses in connection therewith other than those previously paid from the Collateral Fund) exceeds the actual sales price obtained for the related Mortgaged Property, and the Company or the Trustee shall withdraw the amount of such excess from the Collateral Fund and shall remit the same to the Trust Fund for application as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund (after adjustment for all withdrawals and deposits pursuant to subsection (c) above and after reimbursement to the Servicer for all related Monthly Advances) in respect of such Mortgage Loan shall be released to the Purchaser.

      Section 2.04.  Termination.

     (a) With respect to all Mortgage Loans included in the Trust Fund, the Purchaser's right to make any Election to Delay Foreclosure or any Election to Foreclose and the Company's obligations under Section 2.01 shall terminate on the earliest to occur of the following: (i) at such time as the Class Certificate Principal Balance of the Class B_ Certificates has been reduced to zero, (ii) if the greater of (x) 43% (or such lower or higher percentage that represents the Company's actual loss experience with respect to the Mortgage Loans in the related pool) of the aggregate principal balance of all Mortgage Loans that are in foreclosure or are more than 90 days delinquent on a contractual basis and the aggregate book value of REO properties or (y) the aggregate amount that the Company estimates through its normal servicing practices will be required to be withdrawn from the Collateral Fund with respect to Mortgage Loans as to which the Purchaser has made an Election to Delay Foreclosure or an Election to Foreclose exceeds (z) the then-current Class Certificate Principal Balance of the Class B_ Certificates, or
(iii) upon any transfer by the Purchaser of any interest (other than the minority interest therein, but only if the transferee provides written acknowledgment to the Company of the Purchaser's right hereunder and that such transferee will have no rights hereunder) in the Class B_ Certificates [or in the Class B5 Certificates] (whether or not such transfer is registered under the Pooling and Servicing Agreement), including any such transfer in connection with a termination of the Trust Fund. Unless earlier terminated as set forth herein, this Agreement and the respective rights, obligations and responsibilities of the Purchaser and the Company hereunder shall terminate immediately upon (x) the later to occur of (i) the final liquidation of the last Mortgage Loan as to which the Purchaser made any Election to Delay Foreclosure or any Election to Foreclose and the withdrawal of all remaining amounts in the Collateral Fund as provided herein and (ii) ten (10) Business Days' notice or (y) the occurrence of any event that results in the Purchaser becoming an "affiliate" of the Trustee within the meaning of the Prohibited Transaction Exemption (as defined in the Pooling and Servicing Agreement).

     (b) The Purchaser's rights pursuant to Section 2.02 or
2.03 of this Agreement shall terminate with respect to a Mortgage Loan as to which the Purchaser has exercised its rights under
Section 2.02 or 2.03 hereof, upon Purchaser's failure to deposit any amounts required pursuant to Section 2.02(d) or 2.03(b) after one Business Day's notice of such failure.

      Section 2.05. Notification. The Purchaser shall promptly notify the Trustee and the Company if such Purchaser becomes aware of any discussions, plans or events that might lead to such Person's becoming an "affiliate" (within the meaning of the Prohibited Transaction

Exemption) of the Trustee, provided that the contents of any such notification shall be kept confidential by the parties to this Agreement.

                           ARTICLE III

                COLLATERAL FUND; SECURITY INTEREST

      Section 3.01. Collateral Fund. Upon payment by the Purchaser of the initial amount required to be deposited in the Collateral Fund pursuant to Article II, the Company shall request the Trustee to establish and maintain with the Trustee a segregated account entitled "REMIC Multi-Class Pass-Through Certificates 199_-__ Collateral Fund, for the benefit of GE Capital Mortgage Services, Inc. and State Street Bank and Trust Company on behalf of Certificateholders, as secured parties" (the "Collateral Fund"). Amounts held in the Collateral Fund shall continue to be the property of the Purchaser, subject to the first priority security interest granted hereunder for the benefit of such secured parties, until withdrawn from the Collateral Fund pursuant to the Section 2.02 or 2.03 hereof.

           Upon the termination of this Agreement and the liquidation of all Mortgage Loans as to which the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose pursuant to Section 2.04 hereof, the Company shall distribute to the Purchaser all amounts remaining in the Collateral Fund together with any investment earnings thereon (after giving effect to all withdrawals therefrom permitted under this Agreement).

           The Purchaser shall not take or direct the Company or the Trustee to take any action contrary to any provision of the Pooling and Servicing Agreement. In no event shall the Purchaser
(i) take or cause the Trustee or the Company to take any action that could cause any REMIC established under the Pooling and Servicing Agreement to fail to qualify as a REMIC or cause the imposition on any such REMIC of any "prohibited transaction" or "prohibited contribution" taxes or (ii) cause the Trustee or the Company to fail to take any action necessary to maintain the status of any such REMIC as a REMIC.

      Section 3.02. Collateral Fund Permitted Investments.
The Company shall, at the written direction of the Purchaser, direct the Trustee to invest the funds in the Collateral Fund in the name of the Trustee in Collateral Fund Permitted Investments. Such direction shall not be changed more frequently then quarterly. In the absence of any direction, the Company shall direct the Trustee select such investments in accordance with the definition of Collateral Fund Permitted Investments in its discretion

           All income and gain realized from any investment as well as any interest earned on deposits in the Collateral Fund (net of any losses on such investments) and any payments of principal made in respect of any Collateral Fund Permitted Investment shall be deposited in the Collateral Fund upon receipt. All costs and realized losses associated with the purchase and sale of Collateral Fund Permitted Investments shall be borne by the Purchaser and the amount of net realized losses shall be promptly deposited by the Purchaser in the Collateral Fund. The Company shall periodically (but not more frequently than monthly) direct the Trustee to distribute to the Purchaser upon request an amount of cash, to the extent cash is available therefor in the Collateral Fund, equal to the amount by which the balance of the Collateral Fund, after giving effect to all other distributions to be made from the Collateral Fund on such date, exceeds the Required Collateral Fund Balance. Any amounts so distributed shall be released from the lien and security interest of this Agreement.

      Section 3.03. Grant of Security Interest. In order to secure the obligations of the Purchaser hereunder to the Company and the Trustee for the benefit of Certificateholders (other than its obligations under Section 4.10), the Purchaser hereby grants to the Company and to the Trustee for the benefit of the Certificateholders a security interest in and lien on all of the Purchaser's right, title and interest, whether now owned or hereafter acquired, in and to: (1) the Collateral Fund, (2) all amounts deposited in the Collateral Fund and Collateral Fund Permitted Investments in which such amounts are invested (and the distributions and proceeds of such investments) and (3) all cash and non-cash proceeds of any of the foregoing, including proceeds of the voluntary or involuntary conversion thereof (all of the foregoing collectively, the "Collateral").

           The Purchaser acknowledges the lien on and security interest in the Collateral for the benefit of the Company and the Trustee on behalf of the Certificateholders. The Purchaser shall take all actions requested by the Company or the Trustee as may be reasonably necessary to perfect the security interest created under this Agreement in the Collateral and cause it to be prior to all other security interests and liens, including the execution and delivery to the Company or at its direction the Trustee for filing of appropriate financing statements in accordance with applicable law.

      Section 3.04. Collateral Shortfalls. In the event that amounts on deposit in the Collateral Fund at any time are insufficient to cover any withdrawals therefrom that the Company or the Trustee is then entitled to make hereunder, the Purchaser shall be obligated to pay such amounts to the Company or the Trustee immediately upon demand. Such obligation shall constitute a general corporate obligation of the Purchaser. The failure to pay such amounts within two Business Days of such demand (except for amounts to cover interest on a Mortgage Loan pursuant to Sections 2.02(d) and 2.03(b)), shall cause an immediate termination of the Purchaser's right to make any Election to Delay Foreclosure or Election to Foreclose and the Company's obligations under this Agreement with respect to all Mortgage Loans to which such insufficiencies relate, without the necessity of any further notice or demand on the part of the Company.

                            ARTICLE IV

                     MISCELLANEOUS PROVISIONS

      Section 4.01. Amendment. This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser provided that no such amendment shall have a material adverse effect on the holders of other Classes of Certificates.

      Section 4.02. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      Section 4.03. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      Section 4.04. Notices. All demands, notices and direction hereunder shall be in writing or by telecopy and shall be deemed effective upon receipt to:

     (a) in the case of the Company, with respect to notices pursuant to Sections 2.02 and 2.03 hereto,

           GE Capital Mortgage Services, Inc.
           2000 West Loop South
           Suite 1917
           Houston, Texas 77027
           Attention: Mark Pendergrass
           Telephone: (713) 964-4207
           Facsimile: (713) 964-4100

      with respect to all other notices pursuant to this Agreement,

           GE Capital Mortgage Services, Inc.
           Three Executive Campus
           Cherry Hill, New Jersey  08002
           Attention:  General Counsel
           Telephone:  (609) 661-6515
           Facsimile:  (609) 661-6875

      or such other address as may hereafter be furnished in writing by the Company, or

     (b) in the case of the Purchaser, with respect to notices pursuant to Section 2.01,

           ________________________________
           ________________________________
           ________________________________
           Attention:______________________
           Telephone:______________________
           Facsimile:______________________
      with respect to all other notices pursuant to this Agreement,

           ________________________________
           ________________________________
           ________________________________
           Attention:______________________
           Telephone:______________________
           Facsimile:______________________

      or such other address as may hereafter be furnished in writing by the Purchaser, or

     (c)   in the case of the Trustee,

           State Street Bank and Trust Company
           Corporate Trust Department
           Two International Place, Fifth Floor
           Boston, Massachusetts  02110
           Attention:  Karen Beard
           Telephone:  (617) 664-5465
           Facsimile:  (617) 664-5367

      Section 4.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

      Section 4.06. Successor and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and the respective successors and assigns of the parties hereto; provided, however, that the rights under this Agreement cannot be assigned by the Purchaser without the consent of the Company.

      Section 4.07. Article and Section Headings. The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      Section 4.08. Third Party Beneficiaries. The Trustee on behalf of Certificateholders is the intended third party beneficiary of this Agreement.

      Section 4.09. Confidentiality. The Purchaser agrees that all information supplied by or on behalf of the Company pursuant to Section 2.01 or 2.02, including individual account information, is the property of the Company and the Purchaser agrees to use such information solely for the purposes set forth in this Agreement and to hold such information confidential and not to disclose such information.

      Section 4.10. Indemnification. The Purchaser agrees to indemnify and hold harmless the Company against any and all losses, claims, damages or liabilities to which it may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon actions taken by the Company in accordance with the provisions of this Agreement and which actions conflict or are alleged to conflict with the Company's obligations under the Pooling and Servicing Agreement. The Purchaser hereby agrees to reimburse the Company on demand for the reasonable legal or other expenses incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action.

      [Section 4.11. Delayed Effectiveness. The Purchaser agrees that, notwithstanding any other provision of this Agreement, the Purchaser shall have no rights hereunder, and the Company shall have no obligations hereunder, until the Class Certificate Principal Balance of the Class B5 Certificates has been reduced to zero and any Special Servicing and Collateral Fund Agreement between the Company and the Purchaser relating to such Class B5 Certificates has been terminated.]

           IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                               GE CAPITAL MORTGAGE SERVICES, INC.



                               By:________________________________
                                  Name:
                                  Title:


                               [PURCHASER]



                               By:_______________________________
                                  Name:
                                  Title:

Acknowledged and agreed to:

STATE STREET BANK AND TRUST COMPANY



By:___________________________________
   Name:
   Title:

                             EXHIBIT L


             FORM OF LOST NOTE AFFIDAVIT AND AGREEMENT

           I, _________________________________________, being
duly sworn, do hereby state under oath that:

      1. I am a duly elected ______________________ of GE
Capital Mortgage Services, Inc. (the "Company") and am duly authorized to make this affidavit.

      2. This affidavit is being delivered in connection with the transfer of the Mortgage Loan described in Paragraph 3 hereof by the Company pursuant to the Pooling and Servicing Agreement dated as of [date] between the Company, Seller and Servicer, and State Street Bank and Trust Company, Trustee, relating to the Company's REMIC Multi-Class Pass-Through Certificates, Series [____] ("Agreement"). Such Mortgage Loan constitutes a Designated Loan.

      3. The Company is the payee under the following described Mortgage Note ("Mortgage Note") which evidences the obligation of the borrower(s) to repay the Mortgage Loan:

      Loan Number: __________________________________
      Mortgage Note Date:_____________________________
      Borrower(s): ___________________________________
      Original Payee (if not the Company): ___________
      Original Amount:________________________________
      Mortgage Rate: _________________________________
      Address of Mortgaged Property: _________________
      ________________________________________________

      4. The Company is the lawful owner of the Mortgage Note and has not cancelled, altered, assigned or hypothecated the Mortgage
Note.

      5. A thorough and diligent search for the executed original
Mortgage Note was undertaken and was unsuccessful.

      6. Attached hereto is a true and correct copy of the Mortgage Note.

      7. The Mortgage Note has not been endorsed by the Company in any manner inconsistent with its transfer of the Mortgage Loan under the Agreement.

      8. Without limiting the generality of the rights and remedies of the Trustee contained in the Agreement, the Company hereby confirms and agrees that in the event the inability to produce the executed original Mortgage Note results in a breach of the representations and warranties appearing in Agreement subsections 2.03(a)(ii) (the validity and enforceability of the lien created by the Mortgage Loan) or (x) (no valid offset, defense or counterclaim to any Mortgage Note or Mortgage), the Company shall repurchase the Mortgage Loan at the Purchase Price and otherwise in accordance with Section 2.03(b) of the Agreement. In addition, the Company covenants and agrees to indemnify the Trustee and the Trust Fund from and hold them harmless against any and all losses, liabilities, damages, claims or expenses (other than those resulting from negligence or bad faith of the Trustee) arising from the Company's failure to have delivered the Mortgage Note to the Trustee, including without limitation any such losses, liabilities, damages, claims or expenses arising from any action to enforce the indebtedness evidenced by the Mortgage Note or any claim by any third party who is the holder of such indebtedness by virtue of possession of the Mortgage Note.

      9. In the event that the Company locates the executed original Mortgage Note, it shall promptly provide the Mortgage
Note to the Trustee.

      10. Capitalized terms not otherwise defined herein shall have the meanings given them in the Agreement.


Date: _______________________

                                    ______________________________
                                    (signature)

                                    ______________________________
                                    (print name)

                                    ______________________________
                                    (print title)

State of New Jersey  )
                     ) ss.:
                     )

           On this ____________________day of
___________________, 199__, before me appeared
____________________________, to me personally known, who
acknowledged the execution of the foregoing and who, having been duly sworn states that he/she is a/the ______________________________of GE Capital Mortgage Services,
Inc., that any representations therein contained are true, that this Lost Note Affidavit was signed and sealed on behalf of GE Capital Mortgage Services, Inc. and that this Lost Note Affidavit is the free act and deed of GE Capital Mortgage Services, Inc.

                          ____________________________________
                          (Notary Public)


[Notarial Seal]

                            EXHIBIT M

                   SCHEDULE OF DESIGNATED LOANS

                          SERIES 1998-17



       LOAN NO.               ORIGINAL              BORROWER
                         PRINCIPAL BALANCE            NAME

       31714397             $499,500.00               Arndt

                             EXHIBIT N

             SCHEDULE OF PLEDGED ASSET MORTGAGE LOANS



                               None

                             EXHIBIT O

                    SENIOR PRINCIPAL PRIORITIES


           third, to the Senior Certificates (other than Class A8
      Certificates), in reduction of the Class Certificate
      Principal Balances thereof, to the extent of the remaining
      Available Funds, concurrently as follows:

                (a) to the Class A3 Certificates (the "Group II Senior Certificates"), the Group II Senior Principal Distribution Amount (as defined herein) for such Distribution Date, until the Class Certificate Principal Balance thereof has been reduced to zero;

                (b) to the Class A1, Class A2, Class A4, Class A5, Class A6, Class A7, Class A9, Class A10, Class A11, Class A12, Class A13, Class R and Class RL Certificates (together, the "Group I Senior Certificates"), the Senior Optimal Principal Amount for such Distribution Date less the Group II Senior Principal Distribution Amount for such Distribution Date, in the following order of priority:

                     (i) pro rata, to the Class R and Class RL
                Certificates, until the Class Certificate
                Principal Balances thereof have each been reduced to zero;

                     (ii) to the Class A1, Class A4, Class A5,
                Class A6, Class A7, Class A9, Class A12 and Class A13 Certificates, the remaining amount set forth in clause (b) above, after giving effect to the distribution in clause (b)(i) above, concurrently as follows:

                          (A) to the Class A1 Certificates,
                     approximately 23.7888688807% of the amount described in clause (b)(ii) above, until the Class Certificate Principal Balance thereof has been reduced to zero;

                          (B) to the Class A4 and Class A5
                     Certificates, approximately 19.6050437495% of the amount described in clause (b)(ii) above, in the following order of priority:

                               (I) to the Class A4 Certificates,
                          until the Class Certificate Principal
                          Balance thereof has been reduced to
                          zero: and

                               (II) to the Class A5 Certificates,
                          until the Class Certificate Principal
                          Balance thereof has been reduced to
                          zero; and

                          (C) to the Class A6, Class A7, Class
                     A9, Class A12 and Class A13 Certificates, approximately 56.6060873698% of the amount described in in clause (b)(ii) above, in the following order of priority;

                               (I) pro rata, to the Class A6 and
                          Class A9 Certificates, until the Class
                          Certificate Principal Balances thereof
                          have each been reduced to zero;

                               (II) to the Class A7 Certificates,
                          until the Class Certificate Principal
                          Balance thereof has been reduced to
                          zero;

                               (III) to the Class A12
                          Certificates, until the Class
                          Certificate Principal Balance thereof
                          has been reduced to zero; and

                               (IV) to the Class A13
                          Certificates, until the Class
                          Certificate Principal Balance thereof
                          has been reduced to zero; and

                     (iii) pro rata, to the Class A2, Class A10
                and Class A11 Certificates, the remaining amount set forth in clause (b) above, after giving effect to the distributions in clauses (b)(i) and
                (b)(ii) above, until the Class Certificate
                Principal Balances thereof have each been reduced to zero; and

                (c) to the Class PO Certificates, the Class PO
           Principal Distribution Amount for such Distribution
           Date, until the Class Certificate Principal Balance thereof has been reduced to zero;